UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05555

SANFORD C. BERNSTEIN FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2015

Date of reporting period: September 30, 2015

ITEM 1. REPORTS TO STOCKHOLDERS.

SANFORD C. BERNSTEIN FUND, INC.

International Portfolio

Tax-Managed International Portfolio

Emerging Markets Portfolio

Short Duration New York Municipal Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

ANNUAL REPORT

SEPTEMBER 30, 2015

Before investing in any portfolio of the Sanford C. Bernstein Fund, Inc., a prospective investor should consider carefully the portfolio’s investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the portfolio’s prospectus, an additional copy of which may be obtained by visiting our website at www.bernstein.com and clicking on “Investments”, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports” or by calling your financial advisor or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please visit our website at www.bernstein.com and click on “Investments”, then “Mutual Fund Information—Performance at a Glance”.

This shareholder report must be preceded or accompanied by the Sanford C. Bernstein Fund, Inc. prospectus for individuals who are not shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit www.abglobal.com, or go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at 800.227.4618.

The Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

The Report of Independent Registered Public Accounting Firm can be found with the applicable Portfolio’s Schedules of Investments. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

Investment Products Offered:    •  Are Not FDIC Insured  •   May Lose Value  •  Are Not Bank Guaranteed

Portfolio Adviser Commentary (Unaudited)

To Our Shareholders—November 9, 2015

On the following pages, you will find the 2015 Annual Report for the Portfolios* of the Sanford C. Bernstein Fund, Inc. (collectively, the “Portfolios”; and individually, a “Portfolio”). The Annual Report covers the six- and 12-month periods ended September 30, 2015, and includes financial statements as well as notes to the financial statements, information about the recent performance of the Portfolios and a listing of each Portfolio’s holdings as of the period end.

The global equity markets fell over the 12-month period, though to different degrees in different regions. The US stock market (S&P 500) total return was down less than 1%, whereas international developed markets (MSCI EAFE Index) fell almost 9% and the emerging markets (MSCI Emerging Markets Index) tumbled 19%.** This reflected the relative strength of the US economy and corporate earnings. Stocks were particularly weak and volatile in the third quarter of 2015, amid mounting worries about an economic slowdown in China, the slide in commodity prices, and the impending “liftoff” of the US federal funds rate—a key driver of short-term interest rates.

We expect volatility to remain elevated, with returns likely subdued in the next few years. With that backdrop, we reduced equity exposure in our accounts with Dynamic Asset Allocation from a long-standing overweight to an underweight relative to clients’ strategic allocations. At the same time, many markets worldwide are offering attractive valuations at this writing, so we’re monitoring our tactical positioning continuously.

Both taxable and municipal bonds produced modestly positive returns for the 12-month period, living up to their reputation as a risk-mitigating asset that helps to diversify stock risk. Indeed, interest rates continued to defy expectations, coming down at some key maturities over the period. However, we expect to see higher rates once the Federal Reserve begins to tighten. In our view, that should probably start happening before this year-end. Future bond returns will probably be below normal, owing to the low current yields and the impact of rising rates. We continue to favor high-quality bond portfolios with short and intermediate durations.

If you have any questions about your investments in the Portfolios, please contact your Bernstein Advisor by calling 212.756.4097, or visit www.bernstein.com. As always, we are firmly dedicated to your investment success. Thank you for your continued interest in the Portfolios.

Sincerely,

Seth J. Masters

President

Sanford C. Bernstein Fund, Inc.

*	This performance discussion is intended as a general market commentary. Please note that the information for the Overlay Portfolios of Sanford C. Bernstein Fund. Inc. may be found in a separate report.

**	Morgan Stanley Capital International (MSCI) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report has not been approved, reviewed, or produced by MSCI.

Bernstein International Portfolio

Bernstein Tax-Managed International Portfolio

Investment Objectives and Policies

The Portfolios seek to provide long-term capital growth. The Portfolios invest primarily in equity securities of issuers in countries that make up the Morgan Stanley Capital International (“MSCI”) EAFE Index (Europe, Australasia and the Far East) and Canada. AllianceBernstein L.P., the Portfolio’s investment adviser (the “Adviser”), diversifies the Portfolios among many foreign countries, but not necessarily in the same proportion that the countries are represented in the MSCI EAFE Index. Under normal circumstances, the Adviser will invest in companies in at least three countries (and normally substantially more) other than the United States. The Portfolios also invest in less developed or emerging equity markets. The Adviser may diversify the Portfolios across multiple investment disciplines as well as capitalization ranges, although the Adviser expects to invest primarily in large and mid-sized capitalization companies. The Adviser relies on both fundamental and quantitative research to manage both risk and return for the Portfolios. The Portfolios may own stocks from the Adviser’s bottom-up fundamental research in value, growth, stability and other disciplines. Within each investment discipline, the Adviser draws on the capabilities of separate investment teams. The research analyses that support buy and sell decisions for the Portfolios are fundamental and bottom-up, based largely on specific company and industry findings and taking into account broad economic forecasts. The International Portfolio is managed without regard to tax considerations. The Tax-Managed International Portfolio seeks to minimize the impact of taxes on shareholders’ returns.

(Portfolio Adviser Commentary continued on next page)

2015 Annual Report	1

Portfolio Adviser Commentary (continued)

The Portfolios will invest primarily in common stocks but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Portfolios may use derivatives, such as options, futures, forwards and swaps. The Portfolios may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolios’ securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolios. The Portfolios will generally invest in foreign-currency futures contracts or foreign-currency forward contracts with terms of up to one year. The Portfolios will also purchase foreign currency for immediate settlement in order to purchase foreign securities. In addition, each of the Portfolios may invest a portion of its uncommitted cash balances in futures contracts to expose that portion of the Portfolio to the equity markets. The Portfolios may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of exchange-traded funds (“ETFs”). These options transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio from a decline in value, sometimes within certain ranges.

Investment Results

The global equity markets fell during both the 6-month and 12-month reporting periods on concerns about China and stretched valuations of developed market stocks. The Portfolios declined in absolute returns but outperformed their benchmark, the MSCI EAFE Index, and the Lipper International Multi-Cap Growth Funds Average in both periods. Strong stock selection in Europe which represents approximately 60% of each Portfolio’s holdings drove relative returns and more than offset lagging performance from emerging markets holdings. The Portfolios’ largest country exposures, which result from our bottom-up stock selection process, were the United Kingdom, Japan and France. An underweight to commodity-oriented stocks in the materials and energy sectors also contributed to outperformance.

For the six-month period, stock selection in the industrials, consumer discretionary and financials sectors contributed the most to performance. For the 12-month period, an overweight to the consumer discretionary sector and stock selection in the industrials, materials and healthcare sectors contributed the most to performance.

The Portfolios utilized derivatives in the form of currency forwards for hedging purposes, which added to returns during the 6-month period, but detracted from returns during the 12-month period. In addition, the Portfolios utilized Treasury futures for hedging purposes during the six-month period, which had an immaterial impact.

Bernstein Emerging Markets Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide long-term capital growth through investments in equity securities of companies in emerging market countries. The Portfolio invests, under normal circumstances, at least 80% of its net assets in securities of companies in emerging markets. The Adviser diversifies the investment portfolio between growth and value equity investment styles. The Adviser selects emerging markets growth and emerging markets value equity securities based on its fundamental growth and value investment disciplines to produce a blended portfolio. Within each investment discipline, the Adviser draws on the capabilities of separate investment teams. Normally, approximately 50% of the value of the Portfolio will consist of emerging markets value stocks and 50% will consist of emerging markets growth stocks. The Adviser will rebalance the Portfolio as necessary to maintain this targeted allocation. Depending on market conditions, however, the actual weightings of securities from each investment discipline in the Portfolio may vary within a range. In extraordinary circumstances, when research determines conditions favoring one investment style are compelling, the range may be 40%–60% before rebalancing occurs.

The Portfolio may invest in companies of any size. The Portfolio will invest primarily in common stocks but may also invest in preferred stocks, Real Estate Investment Trusts (“REITs”), warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). Under most conditions, the Portfolio intends to have its assets diversified among emerging-market countries, although the Portfolio may also invest in more developed country markets. In allocating the Portfolio’s assets among emerging-market countries, the Adviser will consider such factors as the geographical distribution of the Portfolio, the sizes of the stock markets represented and the various key economic characteristics of the countries. However,

(Portfolio Adviser Commentary continued on next page)

2	Sanford C. Bernstein Fund, Inc.

Portfolio Adviser Commentary (continued)

the Portfolio may not necessarily be diversified on a geographical basis. The Adviser will also consider the transaction costs and volatility of each individual market.

The Adviser may hedge currency risk when it believes there is potential to enhance risk-adjusted returns. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions where doing so could benefit the Portfolio. In addition, the Portfolio may invest a portion of its uncommitted cash balances in futures contracts to expose that portion of the Portfolio to the equity markets. The Portfolio may use derivatives, such as options, futures, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of exchange-traded funds (“ETFs”). These options transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio from a decline in value, sometimes within certain ranges. The Portfolio may also make investments in developed foreign securities that comprise the Morgan Stanley Capital International (“MSCI”) EAFE Index.

Investment Results

Emerging markets fell sharply on concerns about the slowdown in economic growth in many developing countries including China. For both reporting periods, the Portfolio had negative absolute returns but outperformed its benchmark, the MSCI Emerging Markets Index. During the 6-month period, the Portfolio underperformed the Lipper Emerging Markets Funds Average, but outperformed during the 12-month period. For the six months, stock selection in Korea, Taiwan and Thailand was the largest contributor to performance and offset underperformance from holdings in Brazil and India. Industry sector exposures, which result from our bottom-up stock selection process, contributed positively to performance.

For the 12-month period, stock selection in India, Korea, South Africa and Taiwan contributed the most to performance while our holdings in Brazil and China detracted. Industry sector exposures also contributed positively to performance, specifically the underweight to the lagging energy and materials sectors and overweight to consumer discretionary stocks.

The Portfolio did not use leverage or derivatives during either reporting period.

Bernstein Short Duration New York Municipal Portfolio

Bernstein Short Duration California Municipal Portfolio

Bernstein Short Duration Diversified Municipal Portfolio

Investment Objective and Strategy

Each of the Portfolios seeks to provide safety of principal and a moderate rate of return after taking account of federal taxes (and, in the case of the Short Duration New York Municipal Portfolio, New York state and local taxes and, in the case of the Short Duration California Municipal Portfolio, California state taxes). Under normal circumstances, the Portfolios will invest at least 80% of their net assets in municipal securities (and in the case of the Short Duration New York Municipal and Short Duration California Municipal Portfolios, municipal securities issued by the State of New York or the State of California, or their political subdivisions, or otherwise exempt from New York or California state income tax, respectively).

Each of the Portfolios invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality) and comparably rated municipal notes. Each of the Short Duration Municipal Portfolios may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade (commonly known as “junk bonds”).

The Portfolios may invest, without limit, in revenue bonds, which generally do not have the pledge of the credit of the issuer. The Portfolios may invest, without limit, in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).

Each of the Portfolios may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in the Adviser’s opinion, these securities will enhance the after-tax return for investors (and, in the case of the Short Duration New York and Short Duration California Portfolios, New York Municipal investors and California Municipal investors, respectively). The Short Duration Diversified Municipal Portfolio will invest no more than 25% of its total assets in municipal securities of issuers located in any one state.

(Portfolio Adviser Commentary continued on next page)

2015 Annual Report	3

Portfolio Adviser Commentary (continued)

The Portfolios may use derivatives, such as options, futures, forwards and swaps. Each Portfolio seeks to maintain an effective duration of one-half year to two and one-half years under normal market conditions.

Investment Results

The Bernstein Short Duration Municipal Portfolios underperformed their benchmark, the Barclays 1-Year Municipal Bond Index, over the 6- and 12-month periods. The Portfolios underperformed the Lipper Short Term Municipal Debt Funds Average over the 12-month period, but outperformed over the 6-month period. Short-maturity yields generally moved higher as the Federal Reserve edged closer to increasing interest rates above near-zero levels. The Portfolios’ lower interest rate exposure and concentration in short-maturity bonds detracted from performance as longer-maturities outperformed due to higher yield and roll; roll is the tendency of a bond’s price to appreciate over time as its maturity shortens—a tendency which is greatly enhanced by a combination of a steep yield curve and long duration.

Over the 6- and 12-month periods, the Short Duration Diversified and Short Duration New York Portfolios underperformed the benchmark. The Portfolios’ lower interest rate exposure detracted from performance as longer-maturity bonds outperformed. The Portfolios’ significant underweight to pre-refunded bonds added to performance as this sector underperformed the broader market. The Short Duration California Portfolio underperformed the benchmark over the 6- and 12-month periods as its lower interest rate exposure and security selection in the special tax sector detracted from performance.

The Portfolios utilized inflation swaps for investment purposes, which had an immaterial impact for both periods.

Bernstein New York Municipal Portfolio

Bernstein California Municipal Portfolio

Bernstein Diversified Municipal Portfolio

Investment Objective and Strategy

Each of the Portfolios seeks to provide safety of principal and maximize total return after taking account of federal taxes (and, in the case of the New York Municipal Portfolio, New York state and local taxes and, in the case of the California Municipal Portfolio, California state taxes). Under normal circumstances, each of the Portfolios will invest at least 80% of its net assets in municipal securities (and, in the case of the New York Municipal and California Municipal Portfolios, municipal securities issued by the State of New York or the State of California, or their political subdivisions, or otherwise exempt from New York or California state income tax, respectively).

Each of the Portfolios invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality) and comparably rated municipal notes. Each of the Portfolios may invest up to 20% of their total assets in fixed income securities rated BB or B by national rating agencies, which are not investment-grade (commonly known as “junk bonds”).

Each of the Portfolios may invest, without limit, in revenue bonds, which generally do not have the pledge of the credit of the issuer. Each of the Portfolios may invest, without limit, in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).

Each of the Portfolios may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in the Adviser’s opinion, these securities will enhance the after-tax return for investors (and, in the case of the New York Municipal and California Municipal Portfolios, New York Municipal investors and California Municipal investors, respectively). The Diversified Municipal Portfolio will invest no more than 25% of its net assets in municipal securities of issuers located in any one state.

The Portfolios may use derivatives, such as options, futures, forwards and swaps. Each Portfolio seeks to maintain an effective duration between three and one-half to seven years under normal market conditions.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of each of the Portfolios. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolios’ other holdings.

Investment Results

Relative to the benchmark, Barclays 5-Year GO Municipal Index, the Bernstein Municipal Portfolios underperformed over the 6-month horizon. An underweight to intermediate maturity bonds detracted from performance as the yield curve steepened and lost curvature. When the yield curve loses curvature, intermediate-maturity bond yields fall relative to shorter- and longer-maturity bond yields. Over the last 12 months, the Diversified Municipal and California Municipal Portfolios underperformed the benchmark. Yield curve positioning helped as an overweight to the 7–10-year part of the yield

(Portfolio Adviser Commentary continued on next page)

4	Sanford C. Bernstein Fund, Inc.

Portfolio Adviser Commentary (continued)

curve added to performance. The New York Municipal Portfolio outperformed over 12 months as yield curve positioning and security selection within the special tax sector added to performance.

The Bernstein Municipal Portfolios outperformed the Lipper Short & Intermediate Term Blended Municipal Debt Funds Average over the last 6- and 12-month periods. The Portfolios’ interest-rate risk was slightly above that of the peer group, which helped performance as the additional yield and roll was more than enough to offset higher interest rates for certain maturities. Furthermore, an overweight to intermediate-term bonds added to performance as the yield curve steepened and lost curvature.

The Portfolios utilized inflation swaps for investment purposes, which had an immaterial impact for both periods.

Bernstein U.S. Government Short Duration Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide safety of principal and a moderate rate of income that is generally exempt from state and local taxes. The Portfolio invests, under normal circumstances, at least 80% of its net assets in U.S. Government and agency securities. For purposes of this policy, net assets include any borrowings for investment purposes. The Portfolio may also invest in high-quality money-market securities, which are securities that have remaining maturities of one year or less and are rated A-1 or better by Standard & Poor’s Corporation (“S&P”), F-1 by Fitch Ratings, Inc. (“Fitch”) or P-1 or better by Moody’s Investors Service, Inc. (“Moody’s”) or the comparable long-term ratings (or, if unrated, determined by the Adviser, to be of comparable quality). Additionally, up to 10% of the Portfolio’s total assets may be invested in other securities rated A or better by national rating agencies and comparably rated commercial paper and notes.

Many types of securities may be purchased by the Portfolio, including bills, notes, corporate bonds, inflation-protected securities, mortgage-backed securities and asset-backed securities, as well as others. The Portfolio may use derivatives, such as options, futures, forwards and swaps. The income earned by the Portfolio is generally exempt from state and local taxes; however, states have different requirements for tax-exempt distributions and there is no assurance that your distributions from the Portfolio’s income will not be subject to the state and local taxes of your state. The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions.

Investment Results

The Portfolio underperformed its Benchmark, the BofA ML 1–3 Year U.S. Treasury Index, and the Lipper Short-Term U.S. Government Debt Funds Average for both the six- and 12-month periods ended September 30, 2015.

Sector positioning contributed to returns for the six-month period, mainly from an overweight to CMOs and Commercial Mortgage Backed Securities. For the 12- month period sector positioning detracted from performance, mainly from an overweight to Inflation-Linked Securities. Security selection within Mortgage Pass-Thrus detracted from returns for both periods. For the 12-month period an overweight to the 10 Year and 20 Year portion of the yield curve contributed to performance. For the six-month period an underweight to the 2 Year portion of the yield curve detracted from performance.

During both periods, the Portfolio utilized derivative instruments including Treasury futures in order to manage duration and yield curve positioning. For the 12-month period yield curve positioning modestly contributed yet for the six month period yield curve positioning modestly detracted.

Bernstein Short Duration Plus Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide safety of principal and a moderate rate of income that is subject to taxes. The Portfolio invests at least 80% of its total assets in securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser, to be of comparable quality) and comparably rated commercial paper and notes. Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, inflation-protected securities, bank loan debt and preferred stock, as well as others. The Portfolio may use derivatives, such as options, futures, forwards and swaps.

The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade (commonly known as “junk bonds”). The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions. The Portfolio may enter into foreign currency transactions on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.

(Portfolio Adviser Commentary continued on next page)

2015 Annual Report	5

Portfolio Adviser Commentary (continued)

Investment Results

The Portfolio underperformed its benchmark, the BofA ML 1–3 Year U.S. Treasury Index, for both the six- and 12-month periods ended September 30, 2015 and outperformed the Lipper Short-Term Investment Grade Debt Funds Average for both periods.

Sector positioning contributed to returns for both the six- and 12-month periods, specifically from an overweight to Asset-Backed Securities and Commercial Mortgage Backed Securities. Security selection within Agencies contributed to returns for both periods. Country allocation contributed to returns for both periods, mainly from an overweight to New Zealand. Yield curve positioning detracted from returns for both periods, mainly from an overweight to the 2 Year part of the curve.

During both periods, the Portfolio utilized derivative instruments including Treasury futures in order to manage duration and yield curve positioning. For both periods, yield curve positioning modestly detracted from performance. Currency forwards were utilized during the six-month period to hedge out non-dollar currency exposure.

Bernstein Intermediate Duration Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide safety of principal and a moderate to high rate of income that is subject to taxes. The Portfolio seeks to maintain an average portfolio quality minimum of A, based on ratings given to the Portfolio’s securities by national rating agencies (or, if unrated, determined by the Adviser, to be of comparable quality). Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, bank loan debt, preferred stock and inflation-protected securities, as well as others.

The Portfolio may also invest up to 25% of its total assets in fixed-income, non-U.S. Dollar denominated foreign securities, and may invest without limit in fixed-income, U.S. Dollar-denominated foreign securities, in each case in developed or emerging-market countries. The Portfolio may use derivatives, such as options, futures, forwards and swaps. The Portfolio may invest up to 25% of its total assets in fixed-income securities rated below investment grade (BB or below) by national rating agencies (commonly known as “junk bonds”). No more than 5% of the Portfolio’s total assets may be invested in fixed-income securities rated CCC by national rating agencies. The Portfolio seeks to maintain an effective duration of three to six years under normal market conditions.

The Portfolio may enter into foreign currency transactions on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.

Investment Results

The Portfolio underperformed its benchmark, the Barclays U.S. Aggregate Bond Index for both the six- and 12-month periods ended September 30, 2015 and outperformed the Lipper Core Bond Funds Average for both period.

For both the six- and 12-month periods currency positioning contributed to returns relative to the benchmark, specifically a long US Dollar position vs. short positions in the Australian Dollar and Korean Won. Shorts in the Canadian Dollar and Euro also contributed to returns for the 12-month period. Sector positioning contributed to returns for both periods, mainly due to an overweight in securitized assets including Collateralized Mortgage Obligations (CMOs) and Asset-Backed Securities (ABS). Additionally, for the 12-month period, an overweight to Commercial Mortgage-Backed Securities (CMBS) contributed to returns. However, an overweight to non-investment grade corporates offset some of the gains from securitized asset over-weights for both periods. Security selection within Investment Grade Corporates, specifically basics and communication, detracted from returns for both periods. Security selection within Mortgage-Backed Securities (MBS) also detracted for both periods. Yield curve positioning detracted for both periods. For the six-month period, an overweight to the 20 Year portion of the yield curve detracted from returns. For the 12-month period, a general underweight to duration detracted from returns as rates rallied.

The Portfolio utilized derivatives including Treasury futures and interest rate swaps to manage the overall duration positioning of the Portfolio; overall yield curve positioning was a modest detractor for both periods as the yield curve flattened. Credit default swaps were utilized for hedging and investment purposes, which had an immaterial impact during both periods; currency forwards and credit default swaps were utilized for both hedging and investment purposes to manage the Portfolio’s overall currency exposure.

6	Sanford C. Bernstein Fund, Inc.

Disclosures and Risks (Unaudited)

Benchmark Disclosures

None of the following indices or averages reflects fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EAFE Index (free float adjusted, market capitalization weighted) represents the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI Emerging Markets (“EM”) Index (free float-adjusted, market capitalization weighted) represents the equity market performance of emerging markets. The MSCI EAFE Index and MSCI EM Index values are calculated using net returns. Net returns include the reinvestment of dividends after deduction of non-U.S. withholding tax. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. The Barclays 1-Year Municipal Bond Index is a total-return performance benchmark for the short-term municipal bond market with maturities of up to 1.99 years. The Barclays 5-Year General Obligation (“GO”) Municipal Bond Index represents the performance of long-term, investment-grade tax-exempt bonds with maturities ranging from four to six years. The Bank of America Merrill Lynch® (“BofA ML”) 1–3 Year U.S. Treasury Index represents the performance of U.S. dollar-denominated sovereign debt publicly issued by the U.S. government in its domestic market with a remaining term to final maturity of one to three years. The Barclays U.S. Aggregate Bond Index represents the performance of securities within the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities. Lipper Averages are the equal-weighted average returns of the funds in the relevant Lipper Inc. categories; the average fund in a category may differ in composition from the Portfolios. Investors cannot invest directly in indices, and their results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

All Bernstein Portfolios:

The share price of the Portfolios will fluctuate and you may lose money. There is no guarantee that the Portfolios will achieve their investment objectives.

Derivatives Risk: The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entails greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. The U.S. Government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance.

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Portfolio shares.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risks analyses in making investment decisions for the Portfolios, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios.

Market Risk: The Portfolio is subject to market risk, which is the risk that stock or bond prices in general may decline over short or extended periods. In the past several years, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. Recently, some securities markets, particularly in Europe and Asia, have been very volatile and have declined in value significantly. These market conditions may continue, worsen, or spread. The US Government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets,

Disclosures and Risks continued on next page

2015 Annual Report	7

Disclosures and Risks (continued)

including by keeping interest rates low. Other governments have tried to support markets by buying stocks. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has terminated certain of its market support activities. Further reduction or withdrawal of Federal Reserve or other US or non-US governmental or central bank support could negatively affect financial markets generally, raise interest rates, increase market volatility, and reduce the value and liquidity of securities in which the Portfolio invests.

Current political uncertainty surrounding the European Union (EU) and its membership may increase market volatility. The financial instability of some countries in the EU, including Greece, Italy and Spain, together with the risk of that financial instability impacting other more stable countries, may increase the risk of investing in companies in Europe and worldwide. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected.

Redemption Risk: The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Bernstein International, Bernstein Tax-Managed International, Bernstein Emerging Markets, Bernstein Short Duration Plus and Bernstein Intermediate Duration Portfolios:

Cybersecurity Risk: Cybersecurity incidents may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolio, the Adviser, and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Foreign (Non-U.S.) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Foreign Currency Risk: This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

Actions by a Few Major Investors Risk: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

Emerging Markets Securities Risk: The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets.

Bernstein International, Bernstein Tax-Managed International and Bernstein Emerging Markets Portfolios:

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

Allocation Risk: The allocation of investments among investment disciplines may have a significant effect on the Portfolios’ performance when the investment disciplines in which the Portfolios have greater exposure perform worse than the investment disciplines with less exposure.

Disclosures and Risks continued on next page

8	Sanford C. Bernstein Fund, Inc.

Disclosures and Risks (continued)

Country Concentration Risk: The Portfolios may not always be diversified among countries or regions and the effect on the share price of the Portfolios of specific risks identified above such as political, regulatory and currency may be magnified due to concentration of the Portfolios’ investments in a particular country or region.

Bernstein Short Duration New York Municipal, Bernstein Short Duration California Municipal, Bernstein Short Duration Diversified Municipal, Bernstein New York Municipal, Bernstein California Municipal, Bernstein Diversified Municipal, Bernstein U.S. Government Short Duration, Bernstein Short Duration Plus, and Bernstein Intermediate Duration Portfolios:

Interest Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds and notes. The Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government policy initiatives and market reaction to those initiatives. Increases in interest rates may cause the value of the Portfolio’s investments to decline and this decrease in value may not be offset by higher income from new investments. The Portfolio will experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from a Portfolio.

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. When this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Bernstein Short Duration New York Municipal, Bernstein Short Duration California Municipal, Bernstein Short Duration Diversified Municipal, Bernstein New York Municipal, Bernstein California Municipal, Bernstein Diversified Municipal, Bernstein Short Duration Plus, and Bernstein Intermediate Duration Portfolios:

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Disclosures and Risks continued on next page

2015 Annual Report	9

Disclosures and Risks (continued)

Bernstein Short Duration New York Municipal, Bernstein Short Duration California Municipal, Bernstein Short Duration Diversified Municipal, Bernstein U.S. Government Short Duration and Bernstein Short Duration Plus Portfolios:

Riskier than a Money-Market Fund: Although the Portfolios maintain a short overall duration, it invests in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolios is greater than for a money-market fund since the credit quality of the Portfolios’ securities may be lower and the effective duration of the Portfolios will be longer.

Bernstein Short Duration New York Municipal, Bernstein Short Duration California Municipal, Bernstein Short Duration Diversified Municipal, Bernstein New York Municipal, Bernstein California Municipal and Bernstein Diversified Municipal Portfolios:

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods an increasing number of municipal issuers have defaulted on obligations and commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

The Portfolio may invest in municipal securities of issuers in Puerto Rico or other U.S. territories, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of most other U.S. issuers of tax-exempt securities. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico’s downturn was particularly severe, and it continues to face a very challenging economic and fiscal environment. As a result, securities issued by many Puerto Rican issuers have low credit ratings or are on “negative watch” by credit rating organizations, and markets in such securities have been volatile. If the economic situation in Puerto Rico persists or worsens, the volatility and credit quality of Puerto Rican municipal securities could be adversely affected, and the market for such securities may experience continued volatility.

On June 28, 2015, the Governor of Puerto Rico indicated that the Commonwealth would be unable to fully pay its debt. On August 3, 2015, Puerto Rico defaulted on its debt for the first time. The prices of Puerto Rico municipal securities have dropped significantly since the Governor’s announcement. Puerto Rico municipal securities may continue to decline in value and could become difficult or impossible to sell. If issuers of Puerto Rico municipal securities default on their obligations under securities held by the Portfolio, the Portfolio may lose the value of those investments.

Tax Risk: There is no guarantee that all of the Portfolios’ income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolios by increasing taxes on that income. In such event, the Portfolios’ net asset value could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolios shares as investors anticipate adverse effects on the Portfolios or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolios would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolios’ yield.

Bernstein Short Duration New York Municipal, Bernstein Short Duration California Municipal, Bernstein New York Municipal and Bernstein California Municipal Portfolios:

Non-diversification Risk: Concentration of investments in a small number of securities tends to increase risk. The Portfolios are not “diversified.” This means that the Portfolios can invest more of their assets in a relatively small number of issuers with greater concentration of risk. Matters affecting these issuers can have a more significant effect on the Portfolios’ NAV.

Disclosures and Risks continued on next page

10	Sanford C. Bernstein Fund, Inc.

Disclosures and Risks (continued)

Bernstein U.S. Government Short Duration Portfolio:

No Government Guarantee: An investment in the Portfolio is not insured by the U.S. Government.

Bernstein U.S. Government Short Duration, Bernstein Short Duration Plus and Bernstein Intermediate Duration Portfolios:

Inflation-Protected Securities Risk: The terms of inflation protected securities provide for the coupon and/ or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.

Mortgage-Related Securities Risk: Mortgage-related securities represent interests in “pools” of mortgages, including consumer loans or receivables held in trust. Mortgage-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

Subordination Risk: The Portfolios may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Bernstein Short Duration Plus Portfolio:

Leverage Risk: To the extent the Portfolio uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolios have been deducted. Bernstein International Portfolio, Bernstein Tax-Managed International Portfolio and Bernstein Emerging Markets Portfolio returns throughout this report include dividends net of withholding taxes.

The performance shown on page 12 represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling 212.756.4097. The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Fund/Portfolios carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit www.bernstein.com (click on “Investments”, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports”) or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097 or contact your Bernstein Adviser. Please read the prospectus and/or summary prospectus carefully before investing.

2015 Annual Report	11

Historical Performance (Unaudited)

Sanford C. Bernstein Fund Portfolios vs. Their Benchmarks and Lipper Averages

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH SEPTEMBER 30, 2015	PAST 6 MONTHS	PAST 12 MONTHS	PAST 5 YEARS	PAST 10 YEARS	SINCE INCEPTION	INCEPTION DATE
International	-5.90%	-5.46%	1.39%	-0.25%	2.51%	4/30/1999
Tax-Managed International	-5.93%	-5.32%	1.51%	-0.26%	5.29%	6/22/1992
Return after taxes on Distributions*	-5.93%	-5.67%	1.30%	-0.79%	4.38%
Return after taxes on Distributions and sale of shares*	-3.36%	-2.42%	1.43%	0.51%	4.51%
MSCI EAFE Index	-9.68%	-8.66%	3.98%	2.97%
Lipper International Multi-Cap Growth Funds Average	-8.23%	-6.03%	3.80%	3.48%

Emerging Markets†	-17.18%	-17.20%	-4.03%	2.64%	6.08%	12/15/1995
MSCI Emerging Markets Index	-17.33%	-19.28%	-3.58%	4.27%
Lipper Emerging Markets Funds Average	-16.16%	-19.72%	-3.11%	3.79%

Short Duration New York Municipal	0.06%	-0.04%	0.62%	1.72%	2.53%	10/3/1994
Short Duration California Municipal	-0.07%	-0.19%	0.34%	1.60%	2.43%	10/3/1994
Short Duration Diversified Municipal	0.14%	0.14%	0.65%	1.78%	2.67%	10/3/1994
Barclays 1-Year Municipal Bond Index	0.42%	0.69%	0.89%	2.15%
Lipper Short-Term Municipal Debt Funds Average	0.13%	0.31%	0.95%	1.74%

Diversified Municipal	0.43%	1.69%	2.37%	3.38%	4.71%	1/9/1989
California Municipal	0.47%	1.61%	2.29%	3.31%	4.48%
New York Municipal	0.57%	1.94%	2.23%	3.31%	4.71%	1/9/1989
Barclays 5-Year GO Municipal Bond Index	1.05%	1.85%	2.53%	3.95%
Lipper Short- & Intermediate-Term Blended Municipal Debt Funds Average	0.17%	0.98%	2.20%	2.91%

U.S. Government Short Duration	-0.06%	0.23%	0.22%	1.89%	4.10%	1/3/1989
Short Duration Plus	0.12%	0.69%	0.58%	1.72%	4.23%	12/12/1988
BofA ML 1–3 Year U.S. Treasury Index	0.46%	1.16%	0.76%	2.54%
Lipper Short-Term Investment Grade Debt Funds Average	-0.10%	0.44%	1.30%	2.05%
Lipper Short-Term U.S. Government Debt Funds Average	0.09%	0.60%	0.57%	2.18%

Intermediate Duration	-0.84%	2.56%	3.25%	4.81%	6.27%	1/17/1989
Barclays U.S. Aggregate Bond Index	-0.47%	2.94%	3.10%	4.64%
Lipper Core Bond Funds Average	-1.11%	1.75%	3.06%	4.18%

Past performance is no guarantee of future results and an investment in the portfolios described could lose value. The current prospectus fee table shows the total operating expense ratios for the Bernstein classes as 1.20% for International Portfolio; 1.16% for Tax-Managed International Portfolio; 1.49% for Emerging Markets Portfolio; 0.66% for Short Duration New York Municipal Portfolio; 0.73% for Short Duration California Municipal Portfolio; 0.62% for Short Duration Diversified Municipal Portfolio; 0.61% for New York Municipal Portfolio; 0.63% for California Municipal Portfolio; 0.56% for Diversified Municipal Portfolio; 0.78% for U.S. Government Short Duration Portfolio; 0.62% for Short Duration Plus Portfolio; and 0.58% for Intermediate Duration Portfolio. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

There are no sales charges associated with an investment in the Bernstein classes of the Portfolios. Total returns and average annual returns are therefore the same.

*	After-tax returns are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

†	Prior to May 2, 2005, the Portfolio imposed a 2% fee on purchases and redemptions. Effective May 2, 2005, the fees were reduced from 2% to 1%. This fee was eliminated effective February 2, 2015.

See Disclosures, Risks and Note about Historical Performance on pages 7–11.

(Historical Performance continued on next page)

12	Sanford C. Bernstein Fund, Inc.

Historical Performance (continued from previous page)

Foreign Stock Portfolios	Municipal Bond Portfolios
International	Short Duration New York Municipal
Growth of $25,000	Growth of $25,000

Tax-Managed International	Short Duration California Municipal
Growth of $25,000	Growth of $25,000

Emerging Markets	Short Duration Diversified Municipal
Growth of $25,000	Growth of $25,000

Past performance is no guarantee of future results and an investment in the portfolios described could lose value. Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolios have been deducted. Bernstein International Portfolio, Bernstein Tax-Managed International Portfolio and Bernstein Emerging Markets Portfolio returns throughout this report include dividends net of withholding taxes.

Each chart shows the growth of $25,000 for the 10–year period ended September 30, 2015.

See Disclosures, Risks and Note about Historical Performance on pages 7–11.

(Historical Performance continued on next page)

2015 Annual Report	13

Historical Performance (continued from previous page)

Municipal Bond Portfolios	Taxable Bond Portfolios
New York Municipal	U.S. Government Short Duration
Growth of $25,000	Growth of $25,000

California Municipal	Short Duration Plus
Growth of $25,000	Growth of $25,000

Diversified Municipal	Intermediate Duration
Growth of $25,000	Growth of $25,000

Past performance is no guarantee of future results and an investment in the portfolios described could lose value. Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolios have been deducted. Portfolio returns throughout this report include dividends net of withholding taxes.

Each chart shows the growth of $25,000 for the 10–year period ended September 30, 2015.

See Disclosures, Risks and Note about Historical Performance on pages 7–11.

14	Sanford C. Bernstein Fund, Inc.

Expense Example—September 30, 2015 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) in the case of the Emerging Markets Portfolio only, transaction fees (1% of amounts invested or redeemed at the time of such purchase or redemption; these fees were eliminated as of February 2, 2015) and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE APRIL 1, 2015	ENDING ACCOUNT VALUE SEPTEMBER 30, 2015	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*
International Class Shares
Actual	$1,000	$941.00	$5.60	1.15%
Hypothetical**	$1,000	$1,019.30	$5.82	1.15%

Tax-Managed International Class Shares
Actual	$1,000	$940.70	$5.40	1.11%
Hypothetical**	$1,000	$1,019.50	$5.62	1.11%

Emerging Markets Class Shares
Actual	$1,000	$828.20	$6.60	1.44%
Hypothetical**	$1,000	$1,017.85	$7.28	1.44%

Short Duration New York Municipal Class Shares
Actual	$1,000	$1,000.60	$3.61	0.72%
Hypothetical**	$1,000	$1,021.46	$3.65	0.72%

Short Duration California Municipal Class Shares
Actual	$1,000	$999.30	$4.31	0.86%
Hypothetical**	$1,000	$1,020.76	$4.36	0.86%

Short Duration Diversified Municipal Class Shares
Actual	$1,000	$1,001.40	$3.21	0.64%
Hypothetical**	$1,000	$1,021.86	$3.24	0.64%

New York Municipal Class Shares
Actual	$1,000	$1,005.70	$3.07	0.61%
Hypothetical**	$1,000	$1,022.01	$3.09	0.61%

California Municipal Class Shares
Actual	$1,000	$1,004.70	$3.17	0.63%
Hypothetical**	$1,000	$1,021.91	$3.19	0.63%

Diversified Municipal Class Shares
Actual	$1,000	$1,004.30	$2.76	0.55%
Hypothetical**	$1,000	$1,022.31	$2.79	0.55%

U.S. Government Short Duration Class Shares
Actual	$1,000	$999.40	$4.56	0.91%
Hypothetical**	$1,000	$1,020.51	$4.61	0.91%

Short Duration Plus Class Shares
Actual	$1,000	$1,001.20	$3.26	0.65%
Hypothetical**	$1,000	$1,021.81	$3.29	0.65%

Intermediate Duration Class Shares
Actual	$1,000	$991.60	$2.95	0.59%
Hypothetical**	$1,000	$1,022.11	$2.99	0.59%

*	Expenses are equal to each Class’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

2015 Annual Report	15

Portfolio Summary—September 30, 2015 (Unaudited)

International Portfolio
Country Breakdown*	Sector Breakdown*
	Consumer Discretionary	20.4%
	Financials	20.3
	Industrials	15.5
	Information Technology	9.5
	Consumer Staples	9.0
	Health Care	8.9
	Telecommunication Services	6.5
	Materials	4.2
	Energy	3.6
	Utilities	2.1

Tax-Managed International Portfolio
Country Breakdown*	Sector Breakdown*
	Financials	20.4%
	Consumer Discretionary	20.1
	Industrials	15.5
	Information Technology	9.4
	Consumer Staples	9.1
	Health Care	8.9
	Telecommunication Services	6.7
	Materials	4.2
	Energy	3.6
	Utilities	2.1

Emerging Markets Portfolio
Country Breakdown*	Sector Breakdown*
	Financials	29.7%
	Information Technology	20.5
	Consumer Discretionary	14.4
	Consumer Staples	11.6
	Telecommunication Services	5.6
	Industrials	5.1
	Materials	4.6
	Energy	3.3
	Health Care	3.0
	Utilities	2.2

*	All data are as of September 30, 2015. The Portfolio’s country and sector breakdowns are expressed as a percentage of each Portfolio’s long-term investments and may vary over time. Each Portfolio may also invest in other financial instruments, including derivative instruments, which provide investment exposure to a variety of asset classes (see “Schedule of Investments” section of the report for the Tax-Managed International and International Portfolios).

(a)	“Other” represents 5.8% in MSCI EM Index countries, 4.7% in MSCI EAFE Index countries and 1.4% in other emerging market countries.

(b)	“Other” represents 4.0% in MSCI EM Index countries, 3.4% in MSCI EAFE Index countries, and 4.5% in other emerging market countries.

(c)	“Other” represents 5.3% in MSCI EM Index countries, 1.1% in MSCI EAFE Index countries and 0.5% in other emerging market countries.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Schedule of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

16	Sanford C. Bernstein Fund, Inc.

Portfolio Summary—September 30, 2015 (continued)

Short Duration New York Municipal Portfolio
Quality Rating Breakdown* Highest of S&P, Moody’s and Fitch	State Breakdown*

Short Duration California Municipal Portfolio
Quality Rating Breakdown* Highest of S&P, Moody’s and Fitch	State Breakdown*

Short Duration Diversified Municipal Portfolio
Quality Rating Breakdown* Highest of S&P, Moody’s and Fitch	State Breakdown*

*	All data are as of September 30, 2015. The Portfolio’s quality rating and state breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Services, Inc.(“Moody’s”) and Fitch Ratings, Ltd.(“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies, including when there is a split rating. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S.Government Securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a Nationally Recognized Statistical Rating Organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

**	“Other” represents less than 2.9% in 13 different states.

2015 Annual Report	17

Portfolio Summary—September 30, 2015 (continued)

New York Municipal Portfolio
Quality Rating Breakdown* Highest of S&P, Moody’s and Fitch	State Breakdown*

California Municipal Portfolio
Quality Rating Breakdown* Highest of S&P, Moody’s and Fitch	State Breakdown*

Diversified Municipal Portfolio
Quality Rating Breakdown* Highest of S&P, Moody’s and Fitch	State Breakdown*

*	All data are as of September 30, 2015. The portfolio’s quality rating and state breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Services, Inc.(“Moody’s”) and Fitch Ratings, Ltd.(“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s, and Fitch and uses the highest rating issued by the agencies, including when there is a split rating. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S.Government Securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a Nationally Recognized Statistical Rating Organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

**	“Other” represents less than 0.2% in 5 different states and Guam.

***	“Other” represents less than 2.0% in 26 different states, District of Columbia and Puerto Rico.

18	Sanford C. Bernstein Fund, Inc.

Portfolio Summary—September 30, 2015 (continued)

U.S. Government Short Duration Portfolio
Security Type Breakdown*

Short Duration Plus Portfolio
Security Type Breakdown*

Intermediate Duration Portfolio
Security Type Breakdown*

*	All data are as of September 30, 2015. The Portfolio’s security type breakdown is expressed as a percentage of each Portfolio’s total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Schedule of Investments” section of the report for additional details).

**	“Other” represents less than 0.2% in Common Stocks and Government—Sovereign Bonds.

2015 Annual Report	19

Statement of Assets and Liabilities—September 30, 2015

	INTERNATIONAL PORTFOLIO	TAX-MANAGED INTERNATIONAL PORTFOLIO	EMERGING MARKETS PORTFOLIO
ASSETS
Investments in securities, at value	$1,440,092,392	$3,510,086,658	$1,104,244,345
Foreign currencies, at value (a)	14,632,759	37,597,527	7,672,554
Cash	0	0	12,226
Cash collateral due from broker	1,967,973	3,139,500	0
Receivables:
Dividends and interest	3,787,939	9,286,033	1,222,246
Foreign withholding tax reclaims	2,808,873	7,740,520	162,954
Investment securities sold and foreign currency transactions	3,310,021	8,552,238	8,036,546
Capital shares sold	1,077,118	3,123,118	3,836,452
Margin due from broker on exchange-traded derivatives	477,939	1,275,925	0
Unrealized appreciation of forward currency exchange contracts	3,689,984	27,816,583	0

Total assets	1,471,844,998	3,608,618,102	1,125,187,323

LIABILITIES
Payables:
Investment securities purchased and foreign currency transactions	8,651,554	19,480,704	11,799,495
Management fee	1,031,309	2,440,105	1,012,390
Capital shares redeemed	526,008	3,197,549	540,120
Shareholder servicing fee	302,958	742,576	227,411
Transfer Agent fee	16,129	24,498	18,739
Distribution fee	2,461	661	0
Accrued expenses	165,092	257,440	664,193
Unrealized depreciation of forward currency exchange contracts	503,914	14,804,630	0

Total liabilities	11,199,425	40,948,163	14,262,348

NET ASSETS (b)	$1,460,645,573	$3,567,669,939	$1,110,924,975

Cost of investments	$1,458,554,657	$3,484,260,847	$1,298,196,104

SHARES OF CAPITAL STOCK OUTSTANDING			48,798,099

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE			$22.77

NET ASSETS CONSIST OF:
Capital stock, at par	$99,492	$241,953	$48,798
Additional paid-in capital	2,491,384,302	5,514,518,117	1,293,472,119
Undistributed net investment income	20,358,531	54,527,783	7,227,392
Accumulated net realized gain (loss) on investment and foreign currency transactions	(1,034,697,410)	(2,036,773,758)	4,562,606
Net unrealized appreciation/depreciation of:
Investments and futures transactions†	(19,392,206)	23,145,082	(194,231,874)
Foreign currency denominated assets and liabilities	2,892,864	12,010,762	(154,066)

	$1,460,645,573	$3,567,669,939	$1,110,924,975

(a) Cost: $14,710,904, $37,876,215 and $7,693,478, respectively. (Note 1)

(b) See page 21 for share class information on net asset value, offering price, and redemption price per share of the International Portfolio and Tax-Managed International Portfolio.

† Net of accrued foreign capital gains taxes of $0, $0, $280,115, respectively.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

20	Sanford C. Bernstein Fund, Inc.

	INTERNATIONAL PORTFOLIO	TAX-MANAGED INTERNATIONAL PORTFOLIO

CALCULATION OF MAXIMUM OFFERING PRICE
Tax-Managed International Class Shares
Net Assets		$3,565,819,907
Shares of capital stock outstanding		241,825,728

Net asset value, offering and redemption price per share		$14.75

International Class Shares
Net Assets	$1,454,580,860
Shares of capital stock outstanding	99,072,412

Net asset value, offering and redemption price per share	$14.68

Class A Shares
Net Assets	$4,172,406	$1,410,073
Shares of capital stock outstanding	288,404	97,009

Net asset value and redemption price per share	$14.47	$14.54
Sales charge—4.25% of public offering price	0.64	0.65

Maximum offering price	$15.11	$15.19

Class B Shares
Net Assets	$54,550	$15,971
Shares of capital stock outstanding	3,751	1,098.33

Net asset value and offering price per share	$14.54	$14.54

Class C Shares
Net Assets	$1,837,757	$423,988
Shares of capital stock outstanding	127,305	29,192

Net asset value and offering price per share	$14.44	$14.52

2015 Annual Report	21

Statement of Assets and Liabilities—September 30, 2015 (continued)

	SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO	SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO

ASSETS
Investments in securities, at value	$60,044,950	$25,427,428	$188,901,076
Receivables:
Interest	750,759	314,195	2,044,475
Capital shares sold	0	10,847	308,938

Total assets	60,795,709	25,752,470	191,254,489

LIABILITIES
Payables:
Dividends to shareholders	3,828	72	32,019
Investment securities purchased	0	752,174	1,182,430
Capital shares redeemed	533,223	48,569	237,184
Management fee	22,569	7,854	69,994
Shareholder servicing fee	5,015	2,063	15,555
Transfer Agent fee	3,164	2,983	3,104
Accrued expenses	11,730	9,496	24,059
Unrealized depreciation of inflation swaps	4,362	1,454	13,087

Total liabilities	583,891	824,665	1,577,432

NET ASSETS	$60,211,818	$24,927,805	$189,677,057

Cost of investments	$60,797,183	$26,086,668	$189,682,735

SHARES OF CAPITAL STOCK OUTSTANDING	4,833,693	2,000,875	15,055,922

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$12.46	$12.46	$12.60

NET ASSETS CONSIST OF:
Capital stock, at par	$4,834	$2,001	$15,056
Additional paid-in capital	61,188,978	25,560,739	190,312,023
Undistributed net investment income/(distributions in excess of net investment income)	(8,159)	(24,243)	7,747
Accumulated net realized gain (loss) on investment transactions	(217,240)	50,002	136,977
Net unrealized depreciation of investments and inflation rate swaps	(756,595)	(660,694)	(794,746)

	$60,211,818	$24,927,805	$189,677,057

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

22	Sanford C. Bernstein Fund, Inc.

	NEW YORK MUNICIPAL PORTFOLIO	CALIFORNIA MUNICIPAL PORTFOLIO	DIVERSIFIED MUNICIPAL PORTFOLIO

ASSETS
Investments in securities, at value	$1,674,724,143	$1,149,293,576	$6,460,749,583
Receivables:
Interest	20,678,083	14,963,316	75,760,735
Investment securities sold	0	0	2,822,649
Capital shares sold	925,926	381,298	10,315,501

Total assets	1,696,328,152	1,164,638,190	6,549,648,468

LIABILITIES
Payables:
Dividends to shareholders	1,084,664	647,339	3,677,282
Investment securities purchased	0	11,008,921	3,482,525
Capital shares redeemed	2,589,642	1,360,327	9,216,991
Management fee	665,217	466,463	2,240,281
Shareholder servicing fee	118,534	84,855	397,949
Distribution fee	86,144	37,540	223,481
Transfer Agent fee	7,519	4,807	47,575
Accrued expenses	134,122	88,214	539,897
Unrealized depreciation of inflation swaps	122,896	83,636	472,581

Total liabilities	4,808,738	13,782,102	20,298,562

NET ASSETS (a)	$1,691,519,414	$1,150,856,088	$6,529,349,906

Cost of investments	$1,617,064,465	$1,102,936,368	$6,244,372,618

NET ASSETS CONSIST OF:
Capital stock, at par	$119,961	$79,914	$451,179
Additional paid-in capital	1,646,742,728	1,122,310,370	6,343,851,047
Distributions in excess of net investment income	(144,328)	(196,532)	(147,685)
Accumulated net realized loss on investment transactions	(12,735,729)	(17,611,236)	(30,709,019)
Net unrealized appreciation of investments and inflation rate swaps	57,536,782	46,273,572	215,904,384

	$1,691,519,414	$1,150,856,088	$6,529,349,906

(a) See page 24 for share class information on net asset value, offering price, and redemption price per share of the New York Municipal, California Municipal and Diversified Municipal Portfolios.

2015 Annual Report	23

Statement of Assets and Liabilities—September 30, 2015 (continued)

	NEW YORK MUNICIPAL PORTFOLIO	CALIFORNIA MUNICIPAL PORTFOLIO	DIVERSIFIED MUNICIPAL PORTFOLIO

CALCULATION OF MAXIMUM OFFERING PRICE
Municipal Class Shares
Net Assets	$1,445,774,780	$1,036,742,048	$4,860,803,563
Shares of capital stock outstanding	102,528,623	71,990,198	335,883,823

Net asset value and offering price per share	$14.10	$14.40	$14.47

Class A Shares
Net Assets	$187,256,714	$92,211,075	$479,735,735
Shares of capital stock outstanding	13,283,688	6,402,960	33,125,740

Net asset value and redemption price per share	$14.10	$14.40	$14.48
Sales charge—3.00% of public offering price	0.44	0.45	0.45

Maximum offering price	$14.54	$14.85	$14.93

Class B Shares
Net Assets	$25,947	$2,240	$96,244
Shares of capital stock outstanding	1,841	155.62	6,646

Net asset value and offering price per share	$14.09	$14.39	$14.48

Class C Shares
Net Assets	$58,461,973	$21,900,725	$116,938,838
Shares of capital stock outstanding	4,146,621	1,520,911	8,077,566

Net asset value and offering price per share	$14.10	$14.40	$14.48

Advisor Class Shares
Net Assets	$0	$0	$1,071,775,526
Shares of capital stock outstanding	0	0	74,084,959

Net asset value and offering price per share	$0	$0	$14.47

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

24	Sanford C. Bernstein Fund, Inc.

	U.S. GOVERNMENT SHORT DURATION PORTFOLIO	SHORT DURATION PLUS PORTFOLIO	INTERMEDIATE DURATION PORTFOLIO
ASSETS
Investments in securities, at value	$36,444,779	$291,785,107	$3,465,032,663
Foreign currencies, at value (a)	0	15,754,595	349,563,159
Cash	859,573	6,168,547	23,527,027
Cash collateral due from broker	18,834	92,664	9,614,416
Receivables:
Dividends and interest	62,254	762,551	17,267,607
Investment securities sold	6,555	0	364,621,349
Capital shares sold	55,000	54,862	747,215
Margin due from broker on exchange-traded derivatives	0	0	62,470
Terminated interest rate swaps	0	0	29,283
Upfront premium paid on credit default swaps	0	0	175,626
Unrealized appreciation of inflation swaps	0	0	175,316
Unrealized appreciation of credit default swaps	0	0	2,027,279
Unrealized appreciation of forward currency exchange contracts	0	165,587	3,649,989

Total assets	37,446,995	314,783,913	4,236,493,399

LIABILITIES
Reverse repurchase agreements	0	0	4,067,303
Payables:
Dividends to shareholders	2,808	91,245	2,450,577
Investment securities purchased	734,826	1,074,293	765,995,422
Capital shares redeemed	133,788	853,961	6,577,846
Management fee	13,589	109,557	1,300,790
Margin owed to broker on exchange-traded derivatives	1,157	16,831	684,448
Shareholder servicing fee	3,007	21,526	284,102
Transfer Agent fee	3,123	5,411	24,548
Distribution fee	0	11,432	0
Terminated interest rate swaps	0	0	1,666,094
Newly entered centrally cleared interest rate swaps	0	0	609,304
Accrued expenses	14,922	60,881	281,426
Unrealized depreciation of interest rate swaps	0	0	381,074
Unrealized depreciation of forward currency exchange contracts	0	0	4,258,383
Unrealized depreciation of inflation swaps	0	0	261,388
Upfront premium received on credit default swaps	0	0	672,434

Total liabilities	907,220	2,245,137	789,515,139

NET ASSETS (b)	$36,539,775	$312,538,776	$3,446,978,260

Cost of investments	$36,292,733	$291,864,330	$3,427,865,425

SHARES OF CAPITAL STOCK OUTSTANDING	2,919,834		257,035,625

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$12.51		$13.41

NET ASSETS CONSIST OF:
Capital stock, at par	$2,920	$26,621	$257,036
Additional paid-in capital	37,022,356	332,314,757	3,361,467,991
Undistributed net investment income/(distributions in excess of net investment income)	8,831	(258,632)	16,577,965
Accumulated net realized gain (loss) on investment transactions	(642,585)	(19,786,254)	31,300,937
Net unrealized appreciation/depreciation of:
Investments, futures and swap transactions	148,253	(34,145)	35,499,068
Foreign currency denominated assets and liabilities	0	276,429	1,875,263

	$36,539,775	$312,538,776	$3,446,978,260

(a) Cost: $0, $15,643,753 and $347,083,633, respectively. (Note 1)

(b) See page 26 for class share information on net asset value, offering price, and redemption price per share of the Short Duration Plus Portfolio.

2015 Annual Report	25

Statement of Assets and Liabilities—September 30, 2015 (continued)

SHORT DURATION PLUS PORTFOLIO

CALCULATION OF MAXIMUM OFFERING PRICE
Short Duration Plus Class Shares
Net Assets	$262,550,612
Shares of capital stock outstanding	22,363,070

Net asset value and offering price per share	$11.74

Class A Shares
Net Assets	$35,923,041
Shares of capital stock outstanding	3,058,179

Net asset value and redemption price per share	$11.75
Sales charge—4.25% of public offering price	0.52

Maximum offering price	$12.27

Class B Shares
Net Assets	$341,116
Shares of capital stock outstanding	29,090

Net asset value and offering price per share	$11.73

Class C Shares
Net Assets	$13,724,007
Shares of capital stock outstanding	1,170,624

Net asset value and offering price per share	$11.72

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

26	Sanford C. Bernstein Fund, Inc.

This page intentionally left blank.

2015 Annual Report	27

Statement of Operations—for the year ended September 30, 2015

	INTERNATIONAL PORTFOLIO	TAX-MANAGED INTERNATIONAL PORTFOLIO	EMERGING MARKETS PORTFOLIO

INVESTMENT INCOME
Income:
Interest	$13,534	$86,376	$0
Dividends (a)	37,282,079	90,041,510	29,098,396

Total income	37,295,613	90,127,886	29,098,396

Expenses:
Management fee (see Note 2A)	14,149,164	32,625,196	14,681,467
Shareholder servicing fee (see Note 2B)	3,924,256	9,370,156	3,197,968
Custodian fee	388,708	578,559	598,798
Transfer Agent fee—Non-Retail Class	113,329	175,093	230,882
Transfer Agent fee—Class A	14,509	2,643	0
Transfer Agent fee—Class B	353	33	0
Transfer Agent fee—Class C	6,990	744	0
Distribution fees—Class A	11,784	4,041	0
Distribution fees—Class B	1,044	172	0
Distribution fees—Class C	21,297	4,256	0
Auditing and tax fees	81,946	165,747	43,536
Directors’ fees and expenses	79,855	192,806	66,343
Registration fees	78,659	84,641	29,373
Printing fees	65,024	72,864	63,053
Legal fees	50,337	110,897	39,197
Miscellaneous	99,528	175,679	100,974

Total expenses	19,086,783	43,563,527	19,051,591
Less: expenses waived and reimbursed by the Adviser (see Note 2A and 2B)	(848,563)	(1,883,636)	(639,594)

Net expenses	18,238,220	41,679,891	18,411,997

Net investment income	19,057,393	48,447,995	10,686,399

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (b)	46,785,305	94,368,821	19,807,171
Futures	(219,527)	(528,655)	0
Foreign currency transactions	(18,332,625)	(51,503,527)	(2,510,990)

Net realized gain on investment and foreign currency transactions	28,233,153	42,336,639	17,296,181

Net change in unrealized appreciation/depreciation of:
Investments (c)	(133,510,149)	(318,204,716)	(254,404,964)
Futures	(929,941)	(2,680,729)	0
Swaps	0	0	0
Foreign currency denominated assets and liabilities	5,891,893	28,467,898	(59,146)

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(128,548,197)	(292,417,547)	(254,464,110)

Net realized and unrealized loss on investment and foreign currency transactions	(100,315,044)	(250,080,908)	(237,167,929)

Net increase (decrease) in net assets resulting from operations	$(81,257,651)	$(201,632,913)	$(226,481,530)

(a) Net of foreign withholding taxes of $3,327,155, $6,721,715 and $3,048,133 for the International Portfolio, Tax-Managed International Portfolio, and Emerging Markets Portfolio, respectively.

(b) Net of foreign capital gains taxes of $0, $0 and $617,363 for the International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio, respectively.

(c) Net of decrease in accrued foreign capital gains taxes of $4,298, $9,779 and $1,035,539 for the International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio, respectively.

See Notes to Financial Statements.

28	Sanford C. Bernstein Fund, Inc.

SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO	SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO

$730,332	$278,154	$1,959,319
0	0	0

730,332	278,154	1,959,319

335,617	146,352	982,044
74,582	32,523	218,232
59,706	52,678	77,637
18,950	18,599	20,170
0	0	0
0	0	0
0	0	0
0	0	0
0	0	0
0	0	0
5,381	4,199	9,368
3,927	1,711	11,459
7,347	3,657	26,956
2,950	2,353	10,889
2,581	1,279	7,026
9,737	6,713	15,519

520,778	270,064	1,379,300
0	(5,213)	0

520,778	264,851	1,379,300

209,554	13,303	580,019

59,043	52,576	138,367
0	0	0
0	0	0

59,043	52,576	138,367

(309,490)	(118,404)	(518,228)
0	0	0
(4,362)	(1,454)	(13,087)
0	0	0

(313,852)	(119,858)	(531,315)

(254,809)	(67,282)	(392,948)

$(45,255)	$(53,979)	$187,071

2015 Annual Report	29

Statement of Operations—for the year ended September 30, 2015 (continued)

	NEW YORK MUNICIPAL PORTFOLIO	CALIFORNIA MUNICIPAL PORTFOLIO	DIVERSIFIED MUNICIPAL PORTFOLIO

INVESTMENT INCOME
Income:
Interest	$51,823,703	$32,411,210	$170,977,802
Dividends	0	0	0

Total income	51,823,703	32,411,210	170,977,802

Expenses:
Management fee (see Note 2A)	8,191,418	5,606,088	27,191,295
Shareholder servicing fee (see Note 2B)	1,444,292	1,007,317	4,800,047
Custodian fee	219,208	201,838	341,230
Transfer Agent fee—Non-Retail Class	37,936	24,960	113,593
Transfer Agent fee—Class A	68,784	31,240	1,609,841
Transfer Agent fee—Class B	57	11	148
Transfer Agent fee—Class C	22,021	6,705	147,684
Distribution fees—Class A	538,353	280,847	3,908,367
Distribution fees—Class B	1,183	29	1,043
Distribution fees—Class C	634,027	223,047	1,252,953
Directors’ fees and expenses	87,748	58,059	330,933
Auditing and tax fees	64,386	47,469	216,537
Legal fees	43,452	30,215	143,791
Printing fees	42,257	20,931	311,131
Registration fees	31,396	17,296	271,644
Miscellaneous	69,445	47,580	225,814

Total expenses	11,495,963	7,603,632	40,866,051
Less: expenses waived and reimbursed by the Adviser (see Note 2D)	0	0	0

Net expenses	11,495,963	7,603,632	40,866,051

Net investment income (loss)	40,327,740	24,807,578	130,111,751

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on:
Investment transactions	2,850,194	544,928	(4,040,842)
Futures	0	0	0
Swaps	0	0	0
Foreign currency transactions	0	0	0

Net realized gain (loss) on investment transactions	2,850,194	544,928	(4,040,842)

Net change in unrealized appreciation/depreciation of:
Investments	(10,789,838)	(7,136,162)	(24,288,113)
Futures	0	0	0
Swaps	(122,896)	(83,636)	(472,581)
Foreign currency denominated assets and liabilities	0	0	0

Net change in unrealized appreciation/depreciation of investments	(10,912,734)	(7,219,798)	(24,760,694)

Net realized and unrealized gain (loss) on investment transactions	(8,062,540)	(6,674,870)	(28,801,536)

Contributions from Affiliates (see Note 2A)	0	0	0

Net increase in net assets resulting from operations	$32,265,200	$18,132,708	$101,310,215

See Notes to Financial Statements.

30	Sanford C. Bernstein Fund, Inc.

U.S. GOVERNMENT SHORT DURATION PORTFOLIO	SHORT DURATION PLUS PORTFOLIO	INTERMEDIATE DURATION PORTFOLIO

$327,368	$3,971,754	$109,776,212
0	0	391,138

327,368	3,971,754	110,167,350

179,598	1,565,040	16,303,288
39,911	291,134	3,575,822
62,055	141,060	294,375
18,014	24,079	172,558
0	50,448	0
0	882	0
0	16,945	0
0	84,504	0
0	6,619	0
0	138,661	0
2,126	17,798	184,316
4,473	23,233	124,572
1,416	8,746	108,576
2,872	43,644	36,383
18,775	65,840	13,505
6,456	21,665	173,946

335,696	2,500,298	20,987,341
0	(79,904)	0

335,696	2,420,394	20,987,341

(8,328)	1,551,360	89,180,009

918	114,126	53,512,211
7,773	(47,561)	3,357,669
0	0	(12,598,572)
0	(514,376)	22,480,206

8,691	(447,811)	66,751,514

121,253	936,106	(49,154,323)
(14,403)	(37,304)	(3,847,597)
0	0	3,949,365
0	93,623	(11,852,976)

106,850	992,425	(60,905,531)

115,541	544,614	5,845,983

0	0	57,588

$107,213	$2,095,974	$95,083,580

2015 Annual Report	31

Statement of Changes in Net Assets

	INTERNATIONAL PORTFOLIO		TAX-MANAGED INTERNATIONAL PORTFOLIO

	YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/15	YEAR ENDED 9/30/14

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$19,057,393	$35,272,558	$48,447,995	$87,643,908
Net realized gain (loss) on investment and foreign currency transactions	28,233,153	113,790,770	42,336,639	282,512,411
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(128,548,197)	(129,930,401)	(292,417,547)	(316,206,327)
Contributions from Affiliates (see Note 2A)	0	133,108	0	326,920

Net increase (decrease) in net assets resulting from operations	(81,257,651)	19,266,035	(201,632,913)	54,276,912

Dividends and distributions to shareholders:
Dividends from net investment income (a)	(33,403,765)	(29,201,031)	(80,122,932)	(74,203,691)
Distributions from net realized gain on investment transactions	0	0	0	0

Total dividends and distributions to shareholders	(33,403,765)	(29,201,031)	(80,122,932)	(74,203,691)

Capital-share transactions:
Net proceeds from sales of shares	423,608,238	387,101,487	682,659,058	612,689,796
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	27,833,808	24,632,171	57,663,784	49,983,326

Total proceeds from shares sold	451,442,046	411,733,658	740,322,842	662,673,122
Cost of shares redeemed	(412,106,445)	(473,117,323)	(646,018,214)	(725,514,783)

Net increase (decrease) in net assets from capital-share transactions	39,335,601	(61,383,665)	94,304,628	(62,841,661)

Net increase (decrease) in net assets	(75,325,815)	(71,318,661)	(187,451,217)	(82,768,440)

NET ASSETS:
Beginning of period	1,535,971,388	1,607,290,049	3,755,121,156	3,837,889,596

End of period (b)	$1,460,645,573	$1,535,971,388	$3,567,669,939	$3,755,121,156

(b) Includes undistributed net investment income/(distributions in excess of net investment income) of:	$20,358,531	$28,361,788	$54,527,783	$69,844,641

(a) See page 37 for share class information on dividend distributions for the International Portfolio and Tax-Managed International Portfolio.

* Includes effect of portfolio transaction fee in the amounts of $1,118,612 and $3,093,093 for the years ended September 30, 2015 and September 30, 2014, respectively.

See Notes to Financial Statements.

32	Sanford C. Bernstein Fund, Inc.

EMERGING MARKETS PORTFOLIO		SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO		SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO

YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/15	YEAR ENDED 9/30/14

$10,686,399	$17,911,903	$209,554	$302,287	$13,303	$67,271
17,296,181	57,717,023	59,043	(270,340)	52,576	74,295
(254,464,110)	3,846,072	(313,852)	639,983	(119,858)	76,006
0	0	0	0	0	0

(226,481,530)	79,474,998	(45,255)	671,930	(53,979)	217,572

(16,620,733)	(13,200,691)	(209,469)	(302,370)	(13,303)	(74,378)
(27,602,865)	0	0	(170,666)	(67,278)	(187,638)

(44,223,598)	(13,200,691)	(209,469)	(473,036)	(80,581)	(262,016)

198,373,060	167,762,366	25,567,810	50,328,687	11,522,948	26,578,813
42,836,212	12,382,973	195,650	408,738	78,057	253,810

241,209,272	180,145,339	25,763,460	50,737,425	11,601,005	26,832,623
(158,162,164)	(140,127,069)	(56,576,284)	(68,070,737)	(27,289,068)	(56,030,116)

83,047,108 *	40,018,270 *	(30,812,824)	(17,333,312)	(15,688,063)	(29,197,493)

(187,658,020)	106,292,577	(31,067,548)	(17,134,418)	(15,822,623)	(29,241,937)

1,298,582,995	1,192,290,418	91,279,366	108,413,784	40,750,428	69,992,365

$1,110,924,975	$1,298,582,995	$60,211,818	$91,279,366	$24,927,805	$40,750,428

$7,227,392	$16,159,367	$(8,159)	$(8,244)	$(24,243)	$(27,559)

2015 Annual Report	33

Statement of Changes in Net Assets (continued)

	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO		NEW YORK MUNICIPAL PORTFOLIO

	YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/15	YEAR ENDED 9/30/14

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income (loss)	$580,019	$804,188	$40,327,740	$40,370,377
Net realized gain (loss) on investment transactions	138,367	69,685	2,850,194	(15,555,362)
Net change in unrealized appreciation/depreciation of investments	(531,315)	676,250	(10,912,734)	29,364,176

Net increase in net assets resulting from operations	187,071	1,550,123	32,265,200	54,179,191

Dividends and distributions to shareholders:
Dividends from net investment income (a)	(580,019)	(804,188)	(40,327,909)	(40,370,208)
Distributions from net realized gain on investment transactions (a)	(64,471)	(445,246)	0	0

Total dividends and distributions to shareholders	(644,490)	(1,249,434)	(40,327,909)	(40,370,208)

Capital-share transactions:
Net proceeds from sales of shares	102,070,842	206,547,998	272,955,832	319,370,073
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	550,178	1,125,397	31,104,914	29,638,509

Total proceeds from shares sold	102,621,020	207,673,395	304,060,746	349,008,582
Cost of shares redeemed	(170,386,312)	(223,832,404)	(316,118,189)	(295,548,098)

Net increase (decrease) in net assets from capital-share transactions	(67,765,292)	(16,159,009)	(12,057,443)	53,460,484

Net increase (decrease) in net assets	(68,222,711)	(15,858,320)	(20,120,152)	67,269,467

NET ASSETS:
Beginning of period	257,899,768	273,758,088	1,711,639,566	1,644,370,099

End of period (b)	$189,677,057	$257,899,768	$1,691,519,414	$1,711,639,566

(b) Includes undistributed net investment income/(distributions in excess of net investment income) of:	$7,747	$8,939	$(144,328)	$(144,159)

(a) See pages 37 and 38 for share class information on dividend distributions of the New York Municipal, California Municipal and Diversified Municipal Portfolios.

See Notes to Financial Statements.

34	Sanford C. Bernstein Fund, Inc.

CALIFORNIA MUNICIPAL PORTFOLIO		DIVERSIFIED MUNICIPAL PORTFOLIO		U.S. GOVERNMENT SHORT DURATION PORTFOLIO

YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/15	YEAR ENDED 9/30/14

$24,807,578	$24,403,116	$130,111,751	$130,405,981	$(8,328)	$(671)
544,928	(14,904,242)	(4,040,842)	(26,043,807)	8,691	113,324
(7,219,798)	29,812,616	(24,760,694)	99,109,295	106,850	(30,024)

18,132,708	39,311,490	101,310,215	203,471,469	107,213	82,629

(24,807,431)	(24,403,116)	(130,111,751)	(130,405,981)	(91,605)	(204,922)
0	0	0	(843,633)	0	0

(24,807,431)	(24,403,116)	(130,111,751)	(131,249,614)	(91,605)	(204,922)

225,316,366	251,560,005	2,457,503,589	1,877,152,500	7,434,764	5,832,502
18,927,724	17,839,907	101,868,529	94,061,203	82,754	178,847

244,244,090	269,399,912	2,559,372,118	1,971,213,703	7,517,518	6,011,349
(206,162,447)	(216,633,362)	(2,294,929,602)	(1,294,636,202)	(15,918,599)	(13,833,330)

38,081,643	52,766,550	264,442,516	676,577,501	(8,401,081)	(7,821,981)

31,406,920	67,674,924	235,640,980	748,799,356	(8,385,473)	(7,944,274)

1,119,449,168	1,051,774,244	6,293,708,926	5,544,909,570	44,925,248	52,869,522

$1,150,856,088	$1,119,449,168	$6,529,349,906	$6,293,708,926	$36,539,775	$44,925,248

$(196,532)	$(196,679)	$(147,685)	$(147,685)	$8,831	$21,642

2015 Annual Report	35

Statement of Changes in Net Assets (continued)

	SHORT DURATION PLUS PORTFOLIO		INTERMEDIATE DURATION PORTFOLIO

	YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/15	YEAR ENDED 9/30/14

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$1,551,360	$2,042,161	$89,180,009	$111,054,552
Net realized gain (loss) on investment and foreign currency transactions	(447,811)	(894,260)	66,751,514	72,622,956
Net change in unrealized appreciation/depreciation of investments	992,425	2,002,833	(60,905,531)	3,605,009
Contributions from Affiliates (see Note 2A)	0	0	57,588	0

Net increase in net assets resulting from operations	2,095,974	3,150,734	95,083,580	187,282,517

Dividends and distributions to shareholders:
Dividends from net investment income (a)	(2,212,929)	(2,887,329)	(104,252,738)	(107,631,990)
Distributions from net realized gain on investment transactions	0	0	(67,465,441)	(9,019,695)

Total dividends and distributions to shareholders	(2,212,929)	(2,887,329)	(171,718,179)	(116,651,685)

Capital-share transactions:
Net proceeds from sales of shares	138,678,328	130,405,575	380,228,364	463,793,639
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	1,647,007	2,208,764	148,856,866	92,449,011

Total proceeds from shares sold	140,325,335	132,614,339	529,085,230	556,242,650
Cost of shares redeemed	(211,488,505)	(209,161,655)	(854,035,949)	(744,692,573)

Net decrease in net assets from capital-share transactions	(71,163,170)	(76,547,316)	(324,950,719)	(188,449,923)

Net decrease in net assets	(71,280,125)	(76,283,911)	(401,585,318)	(117,819,091)

NET ASSETS:
Beginning of period	383,818,901	460,102,812	3,848,563,578	3,966,382,669

End of period (b)	$312,538,776	$383,818,901	$3,446,978,260	$3,848,563,578

(b) Includes undistributed net investment income/(distributions in excess of net investment income) of:	$(258,632)	$313,110	$16,577,965	$8,449,744

(a) See page 38 for share class information on dividend distributions for the Short Duration Plus Portfolio.

See Notes to Financial Statements.

36	Sanford C. Bernstein Fund, Inc.

	INTERNATIONAL PORTFOLIO		TAX-MANAGED INTERNATIONAL PORTFOLIO

	YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/15	YEAR ENDED 9/30/14
Dividends to shareholders:
Dividends from net investment income
International Class and Tax-Managed International Class, respectively	$(33,289,288)	$(29,117,992)	$(80,084,079)	$(74,173,881)
Class A	(85,751)	(64,695)	(33,747)	(25,889)
Class B	(1,206)	(9)	(282)	0
Class C	(27,520)	(18,335)	(4,824)	(3,921)

	$(33,403,765)	$(29,201,031)	$(80,122,932)	$(74,203,691)

	NEW YORK MUNICIPAL PORTFOLIO		CALIFORNIA MUNICIPAL PORTFOLIO

	YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/15	YEAR ENDED 9/30/14
Dividends and Distributions to shareholders:
Dividends from net investment income
Municipal Class	$(34,935,066)	$(34,528,804)	$(22,395,029)	$(21,647,587)
Class A	(4,453,201)	(4,681,908)	(2,124,781)	(2,407,944)
Class B	(1,742)	(4,812)	(29)	(148)
Class C	(937,900)	(1,154,684)	(287,592)	(347,437)

	$(40,327,909)	$(40,370,208)	$(24,807,431)	$(24,403,116)

2015 Annual Report	37

Statement of Changes in Net Assets (continued)

	DIVERSIFIED MUNICIPAL PORTFOLIO

	YEAR ENDED 9/30/15	YEAR ENDED 9/30/14
Dividends and Distributions to shareholders:
Dividends from net investment income
Municipal Class	$(100,297,133)	$(101,988,344)
Class A	(26,327,829)	(26,426,187)
Class B	(1,094)	(3,164)
Class C	(1,342,817)	(1,988,286)
Advisor Class	(2,142,878)	0

	$(130,111,751)	$(130,405,981)

Distributions from net realized gain on investment transactions
Municipal Class	$0	$(656,176)
Class A	0	(163,331)
Class B	0	(58)
Class C	0	(24,068)
Advisor Class	0	0

	$0	$(843,633)

	SHORT DURATION PLUS PORTFOLIO

	YEAR ENDED 9/30/15	YEAR ENDED 9/30/14
Dividends to shareholders:
Dividends from net investment income
Short Duration Plus Class	$(2,012,483)	$(2,596,632)
Class A	(176,176)	(241,866)
Class B	(935)	(3,468)
Class C	(23,335)	(45,363)

	$(2,212,929)	$(2,887,329)

See Notes to Financial Statements.

38	Sanford C. Bernstein Fund, Inc.

Financial Highlights

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	INTERNATIONAL PORTFOLIO INTERNATIONAL CLASS

	YEAR ENDED 9/30/15		YEAR ENDED 9/30/14		YEAR ENDED 9/30/13		YEAR ENDED 9/30/12		YEAR ENDED 9/30/11
Net asset value, beginning of period	$15.86		$15.94		$13.23		$12.36		$15.08

Income from investment operations:
Investment income, net†	0.19	‡	0.35	‡	0.23	‡	0.23	‡	0.23
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.04)		(0.15)		2.74		0.90		(2.68)
Contributions from Affiliates	0		0.00	(c)	0		0		0

Total from investment operations	(0.85)		0.20		2.97		1.13		(2.45)

Less dividends:
Dividends from net investment income	(0.33)		(0.28)		(0.26)		(0.26)		(0.27)

Net asset value, end of period	$14.68		$15.86		$15.94		$13.23		$12.36

Total return (a)	(5.46)%		1.23%		22.81%		9.32%		(16.61)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,454,581		$1,529,195		$1,599,667		$1,485,757		$1,495,894
Average net assets (000 omitted)	$1,569,703		$1,631,212		$1,523,560		$1,546,251		$2,015,954
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.16%	+	1.15%		1.15%		1.16%		1.18%
Expenses, before waivers/reimbursements	1.21%	+	1.20%		1.20%		1.21%		1.18%
Net investment income	1.21%	+‡	2.15%	‡	1.62%	‡	1.79%	‡	1.50%
Portfolio turnover rate	80%		67%		72%		69%		62%

See Footnote Summary on page 51.

See Notes to Financial Statements.

2015 Annual Report	39

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-MANAGED INTERNATIONAL PORTFOLIO TAX-MANAGED INTERNATIONAL CLASS

	YEAR ENDED 9/30/15		YEAR ENDED 9/30/14		YEAR ENDED 9/30/13		YEAR ENDED 9/30/12		YEAR ENDED 9/30/11
Net asset value, beginning of period	$15.93		$16.06		$13.33		$12.46		$15.19

Income from investment operations:
Investment income, net†	0.20	‡	0.37	‡	0.24	‡	0.25	‡	0.24
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.03)		(0.18)		2.78		0.91		(2.70)
Contributions from Affiliates	0		0.00	(c)	0		0		0

Total from investment operations	(0.83)		0.19		3.02		1.16		(2.46)

Less dividends:
Dividends from net investment income	(0.35)		(0.32)		(0.29)		(0.29)		(0.27)

Net asset value, end of period	$14.75		$15.93		$16.06		$13.33		$12.46

Total return (a)	(5.32)%		1.20%	*	23.04%	*	9.56%		(16.56)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$3,565,820		$3,753,170		$3,835,863		$3,446,598		$3,587,820
Average net assets (000 omitted)	$3,748,062		$3,901,952		$3,581,411		$3,598,435		$4,714,049
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.11%	+	1.11%		1.11%		1.11%		1.14%
Expenses, before waivers/reimbursements	1.16%	+	1.16%		1.16%		1.16%		1.14%
Net investment income	1.29%	+‡	2.25%	‡	1.66%	‡	1.88%	‡	1.54%
Portfolio turnover rate	76%		64%		72%		62%		61%

See Footnote Summary on page 51.

See Notes to Financial Statements.

40	Sanford C. Bernstein Fund, Inc.

	EMERGING MARKETS PORTFOLIO

	YEAR ENDED 9/30/15	YEAR ENDED 9/30/14		YEAR ENDED 9/30/13		YEAR ENDED 9/30/12	YEAR ENDED 9/30/11
Net asset value, beginning of period	$28.47	$26.95		$26.72		$24.46	$31.40

Income from investment operations
Investment income, net†	0.23 ‡	0.40	‡	0.32	‡	0.31 ‡	0.33
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(4.98)	1.35		0.16		3.03	(7.10)

Total from investment operations	(4.75)	1.75		0.48		3.34	(6.77)

Less dividends and distributions:
Dividends from net investment income	(0.36)	(0.30)		(0.36)		(0.24)	(0.31)
Distributions from net realized gain on investment transactions	(0.61)	0		0		(0.94)	0

Total dividends and distributions	(0.97)	(0.30)		(0.36)		(1.18)	(0.31)

Portfolio transaction fee	0.02	0.07		0.11		0.10	0.14

Net asset value, end of period	$22.77	$28.47		$26.95		$26.72	$24.46

Total return (a)(b)	(17.20)%	6.79%		2.17%		14.63%	(22.95)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,110,925	$1,298,583		$1,192,290		$1,239,480	$1,249,690
Average net assets (000 omitted)	$1,279,187	$1,272,134		$1,198,415		$1,303,241	$1,823,362
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.44% +	1.44%		1.44%		1.44%	1.45%
Expenses, before waivers/reimbursements	1.49% +	1.49%		1.49%		1.49%	1.45%
Net investment income	0.84% +‡	1.41%	‡	1.19%	‡	1.19% ‡	1.03%
Portfolio turnover rate	54%	53%		45%		55%	57%

See Footnote Summary on page 51.

See Notes to Financial Statements.

2015 Annual Report	41

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO

	YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11
Net asset value, beginning of period	$12.50	$12.47	$12.56	$12.49	$12.53

Income from investment operations
Investment income, net†	0.04	0.04	0.07	0.10	0.20
Net realized and unrealized gain (loss) on investment transactions	(0.04)	0.05	(0.09)	0.07	(0.04)

Total from investment operations	0	0.09	(0.02)	0.17	0.16

Less dividends and distributions:
Dividends from net investment income	(0.04)	(0.04)	(0.07)	(0.10)	(0.20)
Distributions from net realized gain on investment transactions	0	(0.02)	0	0	0

Total dividends and distributions	(0.04)	(0.06)	(0.07)	(0.10)	(0.20)

Net asset value, end of period	$12.46	$12.50	$12.47	$12.56	$12.49

Total return (a)	(0.04)%	0.70%	(0.18)%	1.34%	1.28%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$60,212	$91,279	$108,414	$132,909	$158,478
Average net assets (000 omitted)	$74,582	$99,339	$113,185	$148,340	$200,953
Ratio to average net assets of:
Expenses	0.70% +	0.66%	0.66%	0.64%	0.61%
Net investment income	0.28% +	0.30%	0.55%	0.77%	1.61%
Portfolio turnover rate	26%	33%	58%	54%	32%

See Footnote Summary on page 51.

See Notes to Financial Statements.

42	Sanford C. Bernstein Fund, Inc.

	SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO

	YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11
Net asset value, beginning of period	$12.51	$12.52	$12.58	$12.55	$12.62

Income from investment operations
Investment income, net†	0.01 ‡	0.02	0.04	0.06	0.13
Net realized and unrealized gain (loss) on investment transactions	(0.03)	0.03	(0.04)	0.04	(0.04)

Total from investment operations	(0.02)	0.05	0	0.10	0.09

Less dividends and distributions:
Dividends from net investment income	(0.01)	(0.02)	(0.04)	(0.07)	(0.13)
Distributions from net realized gain on investment transactions	(0.02)	(0.04)	(0.02)	0	(0.03)

Total dividends and distributions	(0.03)	(0.06)	(0.06)	(0.07)	(0.16)

Net asset value, end of period	$12.46	$12.51	$12.52	$12.58	$12.55

Total return (a)	(0.19)%	0.39%	0.01%	0.76%	0.74%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$24,928	$40,750	$69,992	$100,149	$121,747
Average net assets (000 omitted)	$32,523	$51,916	$83,224	$103,813	$127,326
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.81% +	0.73%	0.68%	0.67%	0.63%
Expenses, before waivers/reimbursements	0.83% +	0.73%	0.68%	0.67%	0.63%
Net investment income	0.04% +‡	0.13%	0.33%	0.51%	1.08%
Portfolio turnover rate	32%	13%	56%	45%	81%

See Footnote Summary on page 51.

See Notes to Financial Statements.

2015 Annual Report	43

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO

	YEAR ENDED 9/30/15		YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11
Net asset value, beginning of period	$12.62		$12.61	$12.74	$12.70	$12.69

Income from investment operations
Investment income, net†	0.03		0.04	0.07	0.10	0.17
Net realized and unrealized gain (loss) on investment transactions	(0.01)		0.03	(0.07)	0.05	0.01

Total from investment operations	0.02		0.07	0	0.15	0.18

Less dividends and distributions:
Dividends from net investment income	(0.04)		(0.04)	(0.07)	(0.10)	(0.16)
Distributions from net realized gain on investment transactions	(0.00	) (c)	(0.02)	(0.06)	(0.01)	(0.01)

Total dividends and distributions	(0.04)		(0.06)	(0.13)	(0.11)	(0.17)

Net asset value, end of period	$12.60		$12.62	$12.61	$12.74	$12.70

Total return (a)	0.14%		0.52%	(0.01)%	1.18%	1.42%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$189,677		$257,900	$273,758	$394,515	$418,586
Average net assets (000 omitted)	$218,232		$279,244	$323,922	$437,015	$515,306
Ratio to average net assets of:
Expenses	0.63%	+	0.62%	0.62%	0.59%	0.62%
Net investment income	0.27%	+	0.29%	0.58%	0.80%	1.31%
Portfolio turnover rate	25%		32%	52%	51%	39%

See Footnote Summary on page 51.

See Notes to Financial Statements.

44	Sanford C. Bernstein Fund, Inc.

	NEW YORK MUNICIPAL PORTFOLIO MUNICIPAL CLASS

	YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11
Net asset value, beginning of period	$14.17	$14.05	$14.66	$14.42	$14.53

Income from investment operations:
Investment income, net†	0.34	0.35	0.38	0.43	0.44
Net realized and unrealized gain (loss) on investment transactions	(0.07)	0.13	(0.60)	0.24	(0.06)

Total from investment operations	0.27	0.48	(0.22)	0.67	0.38

Less dividends and distributions:
Dividends from net investment income	(0.34)	(0.36)	(0.38)	(0.43)	(0.44)
Distributions from net realized gain on investment transactions	0	0	(0.01)	0	(0.05)

Total dividends and distributions	(0.34)	(0.36)	(0.39)	(0.43)	(0.49)

Net asset value, end of period	$14.10	$14.17	$14.05	$14.66	$14.42

Total return (a)	1.94%	3.43%	(1.52)%	4.69%	2.74%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,445,775	$1,433,174	$1,345,338	$1,498,388	$1,579,981
Average net assets (000 omitted)	$1,444,292	$1,371,449	$1,414,589	$1,541,811	$1,652,024
Ratio to average net assets of:
Expenses	0.61% +	0.61%	0.61%	0.61%	0.61%
Net investment income	2.42% +	2.52%	2.67%	2.93%	3.09%
Portfolio turnover rate	17%	11%	17%	14%	14%

See Footnote Summary on page 51.

See Notes to Financial Statements.

2015 Annual Report	45

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	CALIFORNIA MUNICIPAL PORTFOLIO MUNICIPAL CLASS

	YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11
Net asset value, beginning of period	$14.49	$14.29	$14.91	$14.62	$14.85

Income from investment operations:
Investment income, net†	0.32	0.33	0.38	0.45	0.46
Net realized and unrealized gain (loss) on investment transactions	(0.09)	0.20	(0.62)	0.29	(0.08)

Total from investment operations	0.23	0.53	(0.24)	0.74	0.38

Less dividends and distributions:
Dividends from net investment income	(0.32)	(0.33)	(0.38)	(0.45)	(0.46)
Distributions from net realized gain on investment transactions	0	0	0	0	(0.15)

Total dividends and distributions	(0.32)	(0.33)	(0.38)	(0.45)	(0.61)

Net asset value, end of period	$14.40	$14.49	$14.29	$14.91	$14.62

Total return (a)	1.61%	3.78%	(1.64)%	5.11%	2.70%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,036,742	$979,252	$903,265	$991,764	$1,031,911
Average net assets (000 omitted)	$1,007,317	$934,129	$951,766	$1,026,677	$1,059,794
Ratio to average net assets of:
Expenses	0.63% +	0.63%	0.63%	0.63%	0.63%
Net investment income	2.22% +	2.32%	2.59%	3.03%	3.19%
Portfolio turnover rate	16%	10%	23%	15%	14%

See Footnote Summary on page 51.

See Notes to Financial Statements.

46	Sanford C. Bernstein Fund, Inc.

	DIVERSIFIED MUNICIPAL PORTFOLIO MUNICIPAL CLASS

	YEAR ENDED 9/30/15	YEAR ENDED 9/30/14		YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11
Net asset value, beginning of period	$14.53	$14.36		$14.92	$14.65	$14.75

Income from investment operations:
Investment income, net†	0.30	0.33		0.38	0.41	0.45
Net realized and unrealized gain (loss) on investment transactions	(0.06)	0.18		(0.54)	0.29	(0.03)

Total from investment operations	0.24	0.51		(0.16)	0.70	0.42

Less dividends and distributions:
Dividends from net investment income	(0.30)	(0.34)		(0.38)	(0.42)	(0.45)
Distributions from net realized gain on investment transactions	0	(0.00	) (c)	(0.02)	(0.01)	(0.07)

Total dividends and distributions	(0.30)	(0.34)		(0.40)	(0.43)	(0.52)

Net asset value, end of period	$14.47	$14.53		$14.36	$14.92	$14.65

Total return (a)	1.69%	3.58%		(1.10)%	4.81%	2.96%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$4,860,803	$4,618,712		$4,269,409	$4,684,176	$4,907,931
Average net assets (000 omitted)	$4,800,047	$4,395,640		$4,465,399	$4,839,804	$4,991,204
Ratio to average net assets of:
Expenses	0.55% +	0.56%		0.56%	0.56%	0.56%
Net investment income	2.09% +	2.32%		2.58%	2.79%	3.08%
Portfolio turnover rate	15%	19%		19%	16%	18%

See Footnote Summary on page 51.

See Notes to Financial Statements.

2015 Annual Report	47

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	U.S. GOVERNMENT SHORT DURATION PORTFOLIO

	YEAR ENDED 9/30/15		YEAR ENDED 9/30/14		YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11
Net asset value, beginning of period	$12.51		$12.54		$12.73	$12.82	$12.89

Income from investment operations
Investment income (loss), net†	(0.00	) (c)	0.00	(c)	0.00 (c)	0.02	0.09
Net realized and unrealized gain (loss) on investment transactions	0.02		0.02		(0.09)	0.05	0.02

Total from investment operations	0.02		0.02		(0.09)	0.07	0.11

Less dividends and distributions:
Dividends from net investment income	(0.02)		(0.05)		(0.07)	(0.07)	(0.13)
Distributions from net realized gain on investment transactions	0		0		(0.03)	(0.09)	(0.05)

Total dividends and distributions	(0.02)		(0.05)		(0.10)	(0.16)	(0.18)

Net asset value, end of period	$12.51		$12.51		$12.54	$12.73	$12.82

Total return (a)	0.23%		0.17%		(0.71)%	0.55%	0.87%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$36,540		$44,925		$52,870	$111,263	$130,219
Average net assets (000 omitted)	$39,911		$48,774		$82,099	$126,795	$149,555
Ratio to average net assets of:
Expenses	0.84%	+	0.78%		0.70%	0.68%	0.64%
Net investment income (loss)	(0.02)%	+	0%	(d)	(0.03)%	0.14%	0.67%
Portfolio turnover rate**	58%		55%		86%	95%	170%

See Footnote Summary on page 51.

See Notes to Financial Statements.

48	Sanford C. Bernstein Fund, Inc.

	SHORT DURATION PLUS PORTFOLIO SHORT DURATION PLUS CLASS

	YEAR ENDED 9/30/15		YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11
Net asset value, beginning of period	$11.74		$11.74	$11.91	$11.89	$11.92

Income from investment operations:
Investment income, net†	0.06		0.06	0.05	0.06	0.12
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.02		0.03	(0.11)	0.06	(0.01)

Total from investment operations	0.08		0.09	(0.06)	0.12	0.11

Less dividends:
Dividends from net investment income	(0.08)		(0.09)	(0.11)	(0.10)	(0.14)

Net asset value, end of period	$11.74		$11.74	$11.74	$11.91	$11.89

Total return (a)	0.69%		0.75%	(0.51)%	1.04%	0.96%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$262,551		$313,410	$395,172	$549,979	$629,603
Average net assets (000 omitted)	$291,134		$347,138	$467,653	$544,248	$624,052
Ratio to average net assets of:
Expenses	0.64%	+	0.62%	0.60%	0.62%	0.60%
Net investment income	0.50%	+	0.55%	0.39%	0.47%	0.99%
Portfolio turnover rate**	86%		67%	120%	134%	99%

See Footnote Summary on page 51.

See Notes to Financial Statements.

2015 Annual Report	49

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	INTERMEDIATE DURATION PORTFOLIO

	YEAR ENDED 9/30/15		YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11
Net asset value, beginning of period	$13.72		$13.47	$14.24	$14.16	$14.13

Income from investment operations
Investment income, net†	0.34		0.39	0.36	0.36	0.50
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.01		0.27	(0.61)	0.40	0.18
Contributions from Affiliates	0.00	(c)	0	0.00 (c)	0.01	0

Total from investment operations	0.35		0.66	(0.25)	0.77	0.68

Less dividends and distributions:
Dividends from net investment income	(0.40)		(0.38)	(0.41)	(0.38)	(0.50)
Distributions from net realized gain on investment transactions	(0.26)		(0.03)	(0.11)	(0.31)	(0.15)

Total dividends and distributions	(0.66)		(0.41)	(0.52)	(0.69)	(0.65)

Net asset value, end of period	$13.41		$13.72	$13.47	$14.24	$14.16

Total return (a)	2.56%		4.96%	(1.82)% *	5.65% #	5.09%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$3,446,978		$3,848,564	$3,966,383	$4,821,926	$5,159,683
Average net assets (000 omitted)	$3,575,822		$3,885,193	$4,405,415	$4,944,151	$5,261,269
Ratio to average net assets of:
Expenses	0.59%	+	0.58%	0.57%	0.57%	0.56%
Net investment income	2.49%	+	2.86%	2.57%	2.56%	3.55%
Portfolio turnover rate**	249%		244%	200%	154%	110%

See Footnote Summary on page 51.

See Notes to Financial Statements.

50	Sanford C. Bernstein Fund, Inc.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from the class action settlements, which enhanced the performance for the Tax-Managed International Portfolio for the years ended September 30, 2014 and September 30, 2013 by 0.01% and 0.02%, respectively, and the Intermediate Duration Portfolio for the year ended September 30, 2013 by 0.01%.
**	The Portfolio accounts for dollar roll transactions as purchases and sales.
#	Includes the Adviser’s reimbursement in respect of the Lehman Bankruptcy Claim which contributed to the Portfolio’s performance by .10 % for the year ended September 30, 2012.
†	Based on average shares outstanding.
‡	Net of fees and expenses waived by the Adviser.
+	The ratio includes expenses attributable to costs of proxy solicitation.
(a)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
(b)	This reflects the return to a shareholder who purchased shares of the Portfolio at the beginning of the period and redeemed them at the end of the period, paying, in each case, the applicable portfolio transaction fee. Effective May 2, 2005 the portfolio transaction fee payable when shares of the Portfolio are purchased or sold was reduced from 2.00% to 1.00%. The fee was eliminated effective February 2, 2015. Total return to a shareholder for the years ending September 30, 2015, September 30, 2014, September 30, 2013, September 30, 2012 and September 30, 2011, without taking into account these transaction fees would have been (18.03)%, 4.67%, 0.14%, 12.34% and (21.38)%, respectively.
(c)	Amount is less than $.005.
(d)	Amount is less than 0.005%.

See Notes to Financial Statements.

2015 Annual Report	51

Notes to Financial Statements

NOTE 1.	Organization and Significant Accounting Policies

Sanford C. Bernstein Fund, Inc. (the “Fund”) is a managed open-end registered investment company, incorporated in Maryland on May 4, 1988. The Fund operates as a series company currently comprised of 18 portfolios (hereafter collectively referred to as the “Portfolios” and individually the “Portfolio”) with the following share classes offered:

INTERNATIONAL EQUITY PORTFOLIOS	SHARE CLASSES OFFERED
International	International Class*, Class A, Class B and Class C
Tax-Managed International	Tax-Managed International Class*, Class A, Class B and Class C
Emerging Markets	Emerging Markets Class*

FIXED INCOME MUNICIPAL PORTFOLIOS
Short Duration New York Municipal	Short Duration New York Municipal Class*
Short Duration California Municipal	Short Duration California Municipal Class*
Short Duration Diversified Municipal	Short Duration Diversified Municipal Class*

INTERMEDIATE MUNICIPAL PORTFOLIOS
New York Municipal	Municipal Class*, Class A, Class B and Class C
California Municipal	Municipal Class*, Class A, Class B and Class C
Diversified Municipal	Municipal Class*, Class A, Class B, Class C and Advisor Class

FIXED INCOME TAXABLE PORTFOLIOS
U.S. Government Short Duration	U.S. Government Short Duration Class*
Short Duration Plus	Short Duration Plus Class*, Class A, Class B and Class C
Intermediate Duration	Intermediate Duration Class*

*	Bernstein Class

OVERLAY PORTFOLIOS
Overlay A	Class 1 and Class 2
Tax-Aware Overlay A	Class 1 and Class 2
Overlay B	Class 1 and Class 2
Tax-Aware Overlay B	Class 1 and Class 2
Tax-Aware Overlay C	Class 1 and Class 2
Tax-Aware Overlay N	Class 1 and Class 2

Each Portfolio has its own investment objectives. This report relates only to the International Equity Portfolios, Fixed Income Municipal Portfolios, Intermediate Municipal Portfolios and Fixed Income Taxable Portfolios (together the “SCB Portfolios”). The financial statements of the Overlay Portfolios and the financial highlights of Class A, Class B, Class C Shares, and Advisor Class Shares (if applicable) (collectively “Retail Classes”) of International, Tax-Managed International, New York Municipal, California Municipal, Diversified Municipal and Short Duration Plus Portfolios are presented in separate financial reports. Effective June 26, 2015 Diversified Municipal Portfolio commenced offering of Advisor Class Shares. On September 17, 2015, the Board of Directors approved the creation of Class Z Shares for the International, Tax-Managed International and Emerging Markets Portfolios. Each class of shares has identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

52	Sanford C. Bernstein Fund, Inc.

A.	Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B.	Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note 1.A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments

2015 Annual Report	53

Notes to Financial Statements (continued)

•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are: the value of collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of September 30, 2015:

INTERNATIONAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks:
Consumer Discretionary	$50,885,294	$237,653,866	$0	$288,539,160
Financials	24,553,997	254,628,172	0	279,182,169
Industrials	6,935,837	211,976,891	0	218,912,728
Information Technology	12,055,979	115,721,355	0	127,777,334
Consumer Staples	5,270,520	122,110,373	0	127,380,893
Health Care	5,422,299	118,117,337	0	123,539,636
Telecommunication Services	4,942,981	87,207,990	0	92,150,971
Materials	251,393	58,859,218	0	59,110,611

54	Sanford C. Bernstein Fund, Inc.

INTERNATIONAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Energy	$2,173,003	$48,655,472	$0	$50,828,475
Utilities	3,366,079	26,837,106	0	30,203,185
Warrants	0	16,627,047	0	16,627,047
Short-Term Investments	25,840,183	0	0	25,840,183
Total Investments in Securities	141,697,565	1,298,394,827 +	0	1,440,092,392
Other Financial Instruments*:
Assets:
Forward Currency Exchange Contracts	0	3,689,984	0	3,689,984
Liabilities:
Futures	(492,363)	(437,578)	0	(929,941	)#
Forward Currency Exchange Contracts		(503,914)	0	(503,914)
Total†^^	$141,205,202	$1,301,143,319	$0	$1,442,348,521

TAX-MANAGED INTERNATIONAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks:
Consumer Discretionary	$121,853,294	$568,667,353	$0	$690,520,647
Financials	59,591,893	622,911,228	0	682,503,121
Industrials	16,960,883	517,983,496	0	534,944,379
Consumer Staples	12,677,547	298,773,441	0	311,450,988
Information Technology	29,284,141	281,593,170	0	310,877,311
Health Care	11,910,226	289,158,155	0	301,068,381
Telecommunication Services	12,019,870	217,021,785	0	229,041,655
Materials	577,236	142,934,925	0	143,512,161
Energy	5,248,158	119,233,012	0	124,481,170
Utilities	8,227,953	65,412,319	0	73,640,272
Warrants	0	40,421,322	0	40,421,322
Short-Term Investments	67,625,251	0	0	67,625,251
Total Investments in Securities	345,976,452	3,164,110,206 +	0	3,510,086,658
Other Financial Instruments*:
Assets:
Forward Currency Exchange Contracts	0	27,816,583	0	27,816,583
Liabilities:
Futures	(2,680,729)	0	0	(2,680,729	)#
Forward Currency Exchange Contracts	0	(14,804,630)	0	(14,804,630)
Total††^^	$343,295,723	$3,177,122,159	$0	$3,520,417,882

EMERGING MARKETS PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks:
Financials	$41,251,797	$275,859,695	$779,633	$317,891,125
Information Technology	38,430,536	181,167,818	0	219,598,354
Consumer Discretionary	61,355,927	93,098,770	0	154,454,697

2015 Annual Report	55

Notes to Financial Statements (continued)

EMERGING MARKETS PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Consumer Staples	$39,580,839	$84,071,371	$0		$123,652,210
Telecommunication Services	7,566,793	52,038,888	0		59,605,681
Industrials	5,359,714	49,036,554	0		54,396,268
Materials	3,768,504	45,242,808	1	^	49,011,313
Energy	28,158,446	6,903,655	0		35,062,101
Health Care	0	32,081,102	0		32,081,102
Utilities	10,407,385	12,851,686	0		23,259,071
Warrants	21,237	0	0		21,237
Short-Term Investments	35,211,186	0	0		35,211,186
Total Investments in Securities	271,112,364	832,352,347 +	779,634		1,104,244,345
Other Financial Instruments*	0	0	0		0
Total†††++	$271,112,364	$832,352,347	$779,634		$1,104,244,345

SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Assets:
Long-Term Municipal Bonds	$0	$56,528,558	$2,004,498	^	$58,533,056
Corporates—Investment Grade	0	1,293,298	0		1,293,298
Short-Term Investments	0	218,596	0		218,596
Total Investments in Securities	0	58,040,452	2,004,498		60,044,950
Other Financial Instruments*:
Assets	0	0	0		0
Liabilities:
Inflation (CPI) Swaps	0	(4,362)	0		(4,362)
Total##	$0	$58,036,090	$2,004,498		$60,040,588

SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Assets:
Long-Term Municipal Bonds	$0	$23,696,778	$163,589	^	$23,860,367
Corporates—Investment Grade	0	1,405,048	0		1,405,048
Short-Term Investments	0	162,013	0		162,013
Total Investments in Securities	0	25,263,839	163,589		25,427,428
Other Financial Instruments*:
Assets	0	0	0		0
Liabilities:
Inflation (CPI) Swaps	0	(1,454)	0		(1,454)
Total##	$0	$25,262,385	$163,589		$25,425,974

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Assets:
Long-Term Municipal Bonds	$0	$176,796,708	$1,200,466		$177,997,174
Corporates—Investment Grade	0	6,147,413	0		6,147,413
Short-Term Investments	0	4,756,489	0		4,756,489
Total Investments in Securities	0	187,700,610	1,200,466		188,901,076

56	Sanford C. Bernstein Fund, Inc.

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Other Financial Instruments*:
Assets	$0	$0	$0		$0
Liabilities:
Inflation (CPI) Swaps	0	(13,087)	0		(13,087)
Total##	$0	$187,687,523	$1,200,466		$188,887,989

NEW YORK MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Assets:
Long-Term Municipal Bonds	$0	$1,638,593,757	$27,345,012		$1,665,938,769
Corporates—Investment Grade	0	2,682,504	0		2,682,504
Short-Term Investments	0	6,102,870	0		6,102,870
Total Investments in Securities	0	1,647,379,131	27,345,012		1,674,724,143
Other Financial Instruments*:
Assets	0	0	0		0
Liabilities:
Inflation (CPI) Swaps	0	(122,896)	0		(122,896)
Total**	$0	$1,647,256,235	$27,345,012		$1,674,601,247

CALIFORNIA MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Assets:
Long-Term Municipal Bonds	$0	$1,067,708,769	$25,938,420	^	$1,093,647,189
Corporates—Investment Grade	0	23,067,068	0		23,067,068
Short-Term Investments	0	32,579,319	0		32,579,319
Total Investments in Securities	0	1,123,355,156	25,938,420		1,149,293,576
Other Financial Instruments*:
Assets	0	0	0		0
Liabilities:
Inflation (CPI) Swaps	0	(83,636)	0		(83,636)
Total**	$0	$1,123,271,520	$25,938,420		$1,149,209,940

DIVERSIFIED MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Assets:
Long-Term Municipal Bonds	$0	$6,086,025,333	$73,165,940	^	$6,159,191,273
Short-Term Municipal Notes	0	99,835,000	0		99,835,000
Corporates—Investment Grade	0	159,876,207	0		159,876,207
Short-Term Investments	0	41,847,103	0		41,847,103
Total Investments in Securities	0	6,387,583,643	73,165,940		6,460,749,583
Other Financial Instruments*:
Assets	0	0	0		0
Liabilities:
Inflation (CPI) Swaps	0	(472,581)	0		(472,581)
Total**	$0	$6,387,111,062	$73,165,940		$6,460,277,002

2015 Annual Report	57

Notes to Financial Statements (continued)

U.S. GOVERNMENT SHORT DURATION PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Assets:
Governments—Treasuries	$0	$18,374,922	$0		$18,374,922
Collateralized Mortgage Obligations	0	11,704,239	0		11,704,239
Mortgage Pass-Throughs	0	3,318,314	0		3,318,314
Commercial Mortgage-Backed Securities	0	1,594,314	0		1,594,314
Agencies	0	954,090	0		954,090
Inflation-Linked Securities	0	388,349	0		388,349
Asset-Backed Securities	0	110,551	0		110,551
Total Investments in Securities	0	36,444,779	0		36,444,779
Other Financial Instruments*:
Assets:
Futures	12,167	0	0		12,167	#
Liabilities:
Futures	(15,960)	0	0		(15,960	)#
Total##	$(3,793)	$36,444,779	$0		$36,440,986

SHORT DURATION PLUS PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Assets:
Corporates—Investment Grade	$0	$70,860,423	$0		$70,860,423
Governments—Treasuries	0	61,576,488	0		61,576,488
Asset-Backed Securities	0	52,057,361	6,453,950	^	58,511,311
Commercial Mortgage-Backed Securities	0	46,875,751	531,685		47,407,436
Collateralized Mortgage Obligations	0	22,402,683	5,570,960		27,973,643
Agencies	0	11,196,043	0		11,196,043
Mortgage Pass-Throughs	0	9,269,058	0		9,269,058
Inflation-Linked Securities	0	3,125,265	0		3,125,265
Covered Bonds	0	1,865,440	0		1,865,440
Total Investments in Securities	0	279,228,512	12,556,595		291,785,107
Other Financial Instruments*:
Assets:
Futures	106,849	0	0		106,849	#
Forward Currency Exchange Contracts	0	165,587	0		165,587
Liabilities:
Futures	(61,771)	0	0		(61,771	)#
Total**	$45,078	$279,394,099	$12,556,595		$291,995,772

INTERMEDIATE DURATION PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Assets:
Corporates—Investment Grade	$0	$871,036,511	$0		$871,036,511
Mortgage Pass-Throughs	0	712,665,869	0		712,665,869
Asset-Backed Securities	0	500,575,277	43,267,569		543,842,846
Governments—Treasuries	0	427,696,628	0		427,696,628
Commercial Mortgage-Backed Securities	0	306,984,439	64,874,812		371,859,251

58	Sanford C. Bernstein Fund, Inc.

INTERMEDIATE DURATION PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Collateralized Mortgage Obligations	$0	$18,048,682	$151,288,322	$169,337,004
Corporates—Non-Investment Grade	0	98,503,599	0	98,503,599
Agencies	0	75,132,475	0	75,132,475
Quasi-Sovereigns	0	26,414,733	0	26,414,733
Governments—Sovereign Agencies	0	23,176,253	0	23,176,253
Local Governments—Municipal Bonds	0	12,235,878	0	12,235,878
Preferred Stocks	7,785,950	0	0	7,785,950
Emerging Markets—Corporate Bonds	0	5,991,774	0	5,991,774
Common Stocks	0	0	5,671,734	5,671,734
Governments—Sovereign Bonds	0	2,032,158	0	2,032,158
Short-Term Investments	111,650,000	0	0	111,650,000
Total Investments in Securities	119,435,950	3,080,494,276	265,102,437	3,465,032,663
Other Financial Instruments*:
Assets:
Futures	895,324	0	0	895,324	#
Forward Currency Exchange Contracts	0	3,649,989	0	3,649,989
Centrally Cleared Credit Default Swaps	0	161,553	0	161,553	#
Centrally Cleared Interest Rate Swaps	0	7,412,422	0	7,412,422	#
Credit Default Swaps	0	2,027,279	0	2,027,279
Inflation (CPI) Swaps	0	175,316	0	175,316
Liabilities:
Futures	(4,993,058)	0	0	(4,993,058	)#
Forward Currency Exchange Contracts	0	(4,258,383)	0	(4,258,383)
Centrally Cleared Interest Rate Swaps	0	(6,704,544)	0	(6,704,544	)#
Inflation (CPI) Swaps	0	(261,388)	0	(261,388)
Interest Rate Swaps	0	(381,074)	0	(381,074)
Total**	$115,338,216	$3,082,315,446	$265,102,437	$3,462,756,099

^	The Portfolio held securities with zero market value at period end.

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

+	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note 1.A.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

++	There were no transfers from Level 2 to Level 1 during the reporting period.

##	There were no transfers between any Levels during the reporting period.

^^	There were de minimis transfers under 1% of net assets from Level 2 to Level 1 during the reporting period.

**	There were no transfers between Level 1 and Level 2 during the reporting period.

†	An amount of $26,365,582 was transferred from Level 1 to Level 2 due to the above mentioned foreign equity fair valuation using third party vendor modeling tools during the reporting period.

††	An amount of $63,417,668 was transferred from Level 1 to Level 2 due to the above mentioned foreign equity fair valuation using third party vendor modeling tools during the reporting period.

†††	An amount of $25,797,139 was transferred from Level 1 to Level 2 due to the above mentioned foreign equity fair valuation using third party vendor modeling tools during the reporting period.

2015 Annual Report	59

Notes to Financial Statements (continued)

The Portfolios recognize all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

EMERGING MARKETS PORTFOLIO	COMMON STOCKS^	CORPORATES - NON-INVESTMENT GRADE	TOTAL
Balance as of 9/30/14	$4,509,098	$256	$4,509,354
Accrued discounts/(premiums)	0	0	0
Realized gain (loss)	(1,912,440)	26,064	(1,886,376)
Change in unrealized appreciation/depreciation	649,714	(256)	649,458
Purchases	1,076,669	0	1,076,669
Sales	(4,209,043)	(26,064)	(4,235,107)
Transfers in to Level 3	665,636	0	665,636
Transfers out of Level 3	0	0	0

Balance as of 9/30/15	$779,634	$0	$779,634 +

Net change in unrealized appreciation/depreciation from investments held as of 9/30/15*	$(962,754)	$0	$(962,754)

SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO	LONG-TERM MUNICIPAL BONDS^	TOTAL
Balance as of 9/30/14	$827,562	$827,562
Accrued discounts/(premiums)	(45,272)	(45,272)
Realized gain (loss)	422	422
Change in unrealized appreciation/depreciation	25,005	25,005
Purchases	1,269,587	1,269,587
Sales	(72,806)	(72,806)
Transfers in to Level 3	0	0
Transfers out of Level 3	0	0

Balance as of 9/30/15	$2,004,498	$2,004,498

Net change in unrealized appreciation/depreciation from investments held as of 9/30/15*	$24,993	$24,993

SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO	LONG-TERM MUNICIPAL BONDS^	TOTAL
Balance as of 9/30/14	$200,994	$200,994
Accrued discounts/(premiums)	0	0
Realized gain (loss)	0	0
Change in unrealized appreciation/depreciation	3,666	3,666
Purchases	0	0
Sales	(41,071)	(41,071)
Transfers in to Level 3	0	0
Transfers out of Level 3	0	0

Balance as of 9/30/15	$163,589	$163,589

Net change in unrealized appreciation/depreciation from investments held as of 9/30/15*	$3,666	$3,666

60	Sanford C. Bernstein Fund, Inc.

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO	LONG-TERM MUNICIPAL BONDS	TOTAL
Balance as of 9/30/14	$1,841,093	$1,841,093
Accrued discounts/(premiums)	456	456
Realized gain (loss)	944	944
Change in unrealized appreciation/depreciation	(12,027)	(12,027)
Purchases	500,000	500,000
Sales	(1,130,000)	(1,130,000)
Transfers in to Level 3	0	0
Transfers out of Level 3	0	0

Balance as of 9/30/15	$1,200,466	$1,200,466

Net change in unrealized appreciation/depreciation from investments held as of 9/30/15*	$(11,123)	$(11,123)

NEW YORK MUNICIPAL PORTFOLIO	LONG-TERM MUNICIPAL BONDS	TOTAL
Balance as of 9/30/14	$8,796,688	$8,796,688
Accrued discounts/(premiums)	(60,193)	(60,193)
Realized gain (loss)	16,471	16,471
Change in unrealized appreciation/depreciation	793,206	793,206
Purchases	19,923,592	19,923,592
Sales	(2,114,458)	(2,114,458)
Transfers in to Level 3	0	0
Transfers out of Level 3	(10,294)	(10,294)

Balance as of 9/30/15	$27,345,012	$27,345,012 +

Net change in unrealized appreciation/depreciation from investments held as of 9/30/15*	$760,322	$760,322

CALIFORNIA MUNICIPAL PORTFOLIO	LONG-TERM MUNICIPAL BONDS^	TOTAL
Balance as of 9/30/14	$7,114,861	$7,114,861
Accrued discounts/(premiums)	(66,104)	(66,104)
Realized gain (loss)	2,432	2,432
Change in unrealized appreciation/depreciation	460,819	460,819
Purchases	14,057,358	14,057,358
Sales	(26,432)	(26,432)
Transfers in to Level 3	4,395,486	4,395,486
Transfers out of Level 3	0	0

Balance as of 9/30/15	$25,938,420	$25,938,420 +

Net change in unrealized appreciation/depreciation from investments held as of 9/30/15*	$460,745	$460,745

2015 Annual Report	61

Notes to Financial Statements (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO	LONG-TERM MUNICIPAL BONDS^	TOTAL
Balance as of 9/30/14	$33,238,346	$33,238,346
Accrued discounts/(premiums)	1,381,929	1,381,929
Realized gain (loss)	(7,220,342)	(7,220,342)
Change in unrealized appreciation/depreciation	3,958,625	3,958,625
Purchases	35,438,728	35,438,728
Sales	(9,948,412)	(9,948,412)
Transfers in to Level 3	17,511,158	17,511,158
Transfers out of Level 3	(1,194,092)	(1,194,092)

Balance as of 9/30/15	$73,165,940	$73,165,940 +

Net change in unrealized appreciation/depreciation from investments held as of 9/30/15*	$(2,944,039)	$(2,944,039)

SHORT DURATION PLUS PORTFOLIO	ASSET- BACKED SECURITIES^	COMMERCIAL MORTGAGE- BACKED SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS	TOTAL
Balance as of 9/30/14	$10,033,010	$535,951	$2,741,190	$13,310,151
Accrued discounts/(premiums)	1,966	(579)	2,955	4,342
Realized gain (loss)	(31,557)	(67)	7,651	(23,973)
Change in unrealized appreciation/depreciation	40,933	(6,422)	33,715	68,226
Purchases/Payup	1,668,368	544,135	5,421,210	7,633,713
Sales/Paydowns	(4,027,270)	(541,333)	(2,635,761)	(7,204,364)
Transfers in to Level 3	0	0	0	0
Transfers out of Level 3	(1,231,500)	0	0	(1,231,500)

Balance as of 9/30/15	$6,453,950	$531,685	$5,570,960	$12,556,595 +

Net change in unrealized appreciation/depreciation from investments held as of 9/30/15*	$17,132	$(10,932)	$33,715	$39,915

INTERMEDIATE DURATION PORTFOLIO	ASSET- BACKED SECURITIES	COMMERCIAL MORTGAGE- BACKED SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS	COMMON STOCKS
Balance as of 9/30/14	$69,037,976	$29,697,557	$91,373,884	$0
Accrued discounts/(premiums)	114,751	(105,128)	468,438	0
Realized gain (loss)	(297,457)	(11,127)	(200,427)	0
Change in unrealized appreciation/depreciation	26,543	(1,240,440)	(1,532,695)	271,734
Purchases/Payup	26,812,769	36,641,904	88,127,379	5,400,000
Sales/Paydowns	(39,966,956)	(107,954)	(26,948,257)	0
Transfers in to Level 3	0	0	0	0
Transfers out of Level 3	(12,460,057)	0	0	0

Balance as of 9/30/15	$43,267,569	$64,874,812	$151,288,322	$5,671,734

Net change in unrealized appreciation/depreciation from investments held as of 9/30/15*	$(95,562)	$(1,240,440)	$(1,458,120)	$271,734

62	Sanford C. Bernstein Fund, Inc.

TOTAL
Balance as of 9/30/14	$190,109,417
Accrued discounts/(premiums)	478,061
Realized gain (loss)	(509,011)
Change in unrealized appreciation/depreciation	(2,474,858)
Purchases/Payup	156,982,052
Sales/Paydowns	(67,023,167)
Transfers in to Level 3	0
Transfers out of Level 3	(12,460,057)

Balance as of 9/30/15	$265,102,437 +

Net change in unrealized appreciation/depreciation from investments held as of 9/30/15*	$(2,522,388)

^	The Portfolio held securities with zero market value at period end.

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

+	There were de minimis transfers under 1% of net assets during the reporting period.

The following presents information about significant unobservable inputs related to the Portfolio’s Level 3 investments at September 30, 2015. Securities priced by third party vendors or using prior transaction prices, which approximate fair value, are excluded from the following table.

QUANTITATIVE INFORMATION ABOUT LEVEL 3 FAIR VALUE  MEASUREMENTS

SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO

	FAIR VALUE AT 9/30/15	VALUATION TECHNIQUE	UNOBSERVABLE INPUT	RANGE/WEIGHTED AVERAGE
Long-Term Municipal Bonds	$1	Qualitative Assessment		$0.00/N/A

NEW YORK MUNICIPAL PORTFOLIO

	FAIR VALUE AT 9/30/15	VALUATION TECHNIQUE	UNOBSERVABLE INPUT	RANGE/WEIGHTED AVERAGE
Long-Term Municipal Bonds	$61,408	Market Approach	Value Reduced by Annual Coupon	$38.38/N/A

CALIFORNIA MUNICIPAL PORTFOLIO

	FAIR VALUE AT 9/30/15	VALUATION TECHNIQUE	UNOBSERVABLE INPUT	RANGE/WEIGHTED AVERAGE
Long-Term Municipal Bonds	$4	Qualitative Assessment		$0.00/N/A
	$59,489	Market Approach	Value Reduced by Annual Coupon	$38.38/N/A

DIVERSIFIED MUNICIPAL PORTFOLIO

	FAIR VALUE AT 9/30/15	VALUATION TECHNIQUE	UNOBSERVABLE INPUT	RANGE/WEIGHTED AVERAGE
Long-Term Municipal Bonds	$0	Qualitative Assessment		$0.00/N/A

SHORT DURATION PLUS PORTFOLIO

	FAIR VALUE AT 9/30/15	VALUATION TECHNIQUE	UNOBSERVABLE INPUT	RANGE/WEIGHTED AVERAGE
Asset-Backed Securities	$0	Qualitative Assessment		$0.00/N/A

2015 Annual Report	63

Notes to Financial Statements (continued)

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolios. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

C.	Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices of equity securities sold during the year. The Fund does isolate the effect of changes in foreign exchange rates from changes in market prices of debt securities sold during the year, as required by the Internal Revenue Code.

The International Portfolio, Tax-Managed International Portfolio, Emerging Markets Portfolio, Short Duration Plus Portfolio and Intermediate Duration Portfolio may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D.	Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

64	Sanford C. Bernstein Fund, Inc.

In consideration of recent decisions rendered by the European courts, certain Portfolios filed reclaims to recover taxes withheld on dividends earned from certain European Union countries during calendar years 2008 through 2010. These filing are subject to various administrative and judicial proceedings within these countries. In July 2015, the Tax-Managed International Portfolio successfully recovered taxes withheld by Finland for the aforementioned calendar years in the amount of $1,247,313. Such amount is disclosed in the statement of operations as dividend and interest income of $1,188,218 and $59,095, respectively. No other amounts for additional tax reclaims are disclosed in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. As of September 30, 2015, the Portfolios did not have any unrecognized tax benefits.

E.	Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

F.	Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G.	Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

H.	Distribution of Income and Gains

Net investment income of each Portfolio except the International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly. Dividends from net investment income, if any, of the International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio will be paid to shareholders at least once a year.

Distributions of net realized gains, less any available loss carryforwards, if any, for all the Portfolios will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

Permanent differences have no effect on net assets. The effects of such permanent differences on each Portfolio—due to foreign currency gain (loss) reclassifications, paydown gain (loss), the tax treatment of swaps and passive foreign

2015 Annual Report	65

Notes to Financial Statements (continued)

investment companies (PFICs), reclassifications of distributions, the disallowance of a net operating loss, the tax treatment of partnership investments and Treasury inflation—protected securities, a dividend overdistribution, the tax treatment of foreign capital gains tax and swap clearing fees, and the expiration of capital loss carryforwards—are reflected as adjustments to the components of capital as of September 30, 2015, as shown below:

PORTFOLIO	INCREASE (DECREASE) TO ADDITIONAL PAID-IN CAPITAL	INCREASE (DECREASE) TO UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	INCREASE (DECREASE) TO ACCUMULATED NET REALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
International Portfolio	$0	$6,343,115	$(6,343,115)
Tax Managed International Portfolio	0	16,358,079	(16,358,079)
Emerging Markets Portfolio	0	(2,997,641)	2,997,641
Short Duration New York Municipal Portfolio	0	0	0
Short Duration California Municipal Portfolio	(3,316)	3,316	0
Short Duration Diversified Municipal Portfolio	0	(1,192)	1,192
New York Municipal Portfolio	0	0	0
California Municipal Portfolio	0	0	0
Diversified Municipal Portfolio	0	0	0
U.S. Government Short Duration Portfolio	0	87,122	(87,122)
Short Duration Plus Portfolio	(4,117,162)	89,827	4,027,335
Intermediate Duration Portfolio	0	23,200,950	(23,200,950)

I.	Repurchase Agreements

Each Portfolio may enter into repurchase agreements with banks or securities broker-dealers. It is the Fund’s policy that its custodian receives delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value of the collateral is equal to at least 100% of the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolio’s ability to dispose of the underlying securities.

J.	Portfolio Transaction Fee

Prior to February 2, 2015 the Emerging Markets Portfolio imposed a 1.00% fee on purchases and redemptions. This fee was retained by the Portfolio and is included in the financial statements as a component of additional paid-in capital. The Board approved the elimination of this fee effective February 2, 2015.

NOTE 2.	Investment Management and Transactions with Affiliated Persons

A.	Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

66	Sanford C. Bernstein Fund, Inc.

The Portfolios pay the Adviser an investment management fee, based on an annual rate, for such services as follows:

	ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO
PORTFOLIO		FIRST $1 BILLION	NEXT $3 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
International		0.925%	0.850%	0.800%	0.750%	0.650%

	FIRST $1 BILLION	NEXT $3 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
Tax-Managed International	0.925%	0.850%	0.800%	0.750%	0.650%	0.600%

		FIRST $1 BILLION	NEXT $1 BILLION	NEXT $1 BILLION	NEXT $3 BILLION	THEREAFTER
Emerging Markets		1.175%	1.050%	1.000%	0.900%	0.850%

				FIRST $750 MILLION	THEREAFTER
Short Duration New York Municipal, Short Duration California Municipal, Short Duration Diversified Municipal, U.S. Government Short Duration and Short Duration Plus				0.450%	0.400%

		FIRST $1 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
New York Municipal and California Municipal		0.500%	0.450%	0.400%	0.350%

	FIRST $1 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
Diversified Municipal and Intermediate Duration	0.500%	0.450%	0.400%	0.350%	0.300%

The Adviser has agreed to voluntarily waive the annual investment management fees of the International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio by an amount equal to 0.05% per annum of the respective average net assets of the Portfolios, effective November 1, 2011. For the period ending September 30, 2015, such waivers amounted to $788,186, $1,875,012 and $639,594, respectively. To prevent Short Duration California Municipal Portfolio expenses from exceeding its total income on a daily basis, the Adviser voluntarily reimbursed an additional amount of $5,213.

The Board has approved the creation of Class Z shares on the International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio (the “Equity Portfolios”) and the new Class Z shares are expected to launch in late 2015. The Adviser intends to enter into Expense Limitation Undertakings with respect to the Equity Portfolios so that total expenses of these Portfolios do not exceed 0.95% for Class Z shares and 1.20% for Bernstein Class shares for each of the International Portfolios and 1.25% for Class Z shares and 1.50% for Bernstein Class shares for the Emerging Markets Portfolio.

During the year ended September 30, 2015, the Adviser reimbursed the Intermediate Duration Portfolio $57,588 for trading losses incurred due to trade entry errors. During the year ended September 30, 2014, the Adviser reimbursed the International Portfolio and Tax-Managed International Portfolio $133,108 and $326,920, respectively for trading losses incurred due to trade entry errors.

B.	Shareholder Servicing Fee; Transfer Agency Fee

Under the Shareholder Servicing Agreement between the Sanford C. Bernstein Fund, Inc. and the Adviser, the Adviser pays expenses it incurs in providing shareholder servicing to the Fund, the Portfolios and individual shareholders. The Shareholder Servicing Agreement does not apply to the Retail Classes. Such services include, but are not limited to, providing information to shareholders concerning their Sanford C. Bernstein Fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications

2015 Annual Report	67

Notes to Financial Statements (continued)

with shareholders when proxies are being solicited from them with respect to voting their fund shares. Under the agreement, the fee paid by each Portfolio except the International Portfolio, Tax-Managed International Portfolio, and Emerging Markets Portfolio to the Adviser for services is 0.10 of 1%, annualized, of the average daily net assets attributable to the Bernstein Class during the month, and the fee paid by the International Portfolio, Tax-Managed International Portfolio, and Emerging Markets Portfolio for services is 0.25 of 1%, annualized, of the average daily net assets attributable to the Bernstein Class during the month.

Under a Transfer Agency Agreement between the Sanford C. Bernstein Fund, Inc., on behalf of the Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Retail Classes compensate ABIS, a wholly owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub accounting services and/or networking services. For the year ended September 30, 2015, the compensation retained by ABIS amounted to: International Portfolio, $7,980; Tax-Managed International Portfolio, $1,149; New York Municipal Portfolio, $29,948; California Municipal Portfolio, $17,865; Diversified Municipal Portfolio, $383,054; and Short Duration Plus Portfolio, $24,818.

Effective October 1, 2013, the Adviser has agreed to bear the costs of transfer agency and printing fees for Classes A, B, and C of the International and Tax-Managed International Portfolios. For the year ended September 30, 2015, such waivers amounted to $60,377 and $8,624, respectively.

C.	Distribution Arrangements—the Funds Except the Retail Classes

Under the Distribution Agreement between the Fund, on behalf of each Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell shares of the SCB Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D.	Distribution Arrangements—the Retail Classes Only

The Retail Classes of the International Portfolio and Tax-Managed International Portfolio, the Intermediate Municipal Portfolios, and the Short Duration Plus Portfolio have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each of the Retail Classes pays distribution services fees to AllianceBernstein Investments, Inc., (the “Retail Distributor”), a wholly owned subsidiary of the Adviser, at an annual rate of up to 0.25 of 1% of the Class A Shares, 1% of the Class B and Class C Shares of the respective average daily net assets attributable to the Retail Classes. Effective April 1, 2015, the Distributor voluntarily reduced distribution service fees for the Short Duration Plus Portfolio Class A Shares to 0.20 of 1% of the Class A Shares’ average daily net assets. Effective July 1, 2015, the Distributor further voluntarily reduced the Class A 12b-1 fee to zero. Prior to January 30, 2015, the Retail Classes paid distribution service fees to the Retail Distributor at an annual rate of up to 0.30 of 1% of the Class A Shares’ average daily net assets. The fees are accrued daily and paid monthly. With respect to the Short Duration Plus Portfolio, effective April 1, 2012, the Retail Distributor voluntarily agreed to waive 0.55 of 1% to limit such fees to 0.45 of 1% of the average daily net assets attributable to the Class B Shares and Class C Shares. For the year ended September 30, 2015, such waiver amounted to $79,904. The Agreement provides that the Retail Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Retail Distributor has advised the Sanford C. Bernstein Fund, Inc., that it has incurred expenses in excess of the distribution costs reimbursed by each of the Retail Classes as follows:

	PORTFOLIO
	INTERNATIONAL	TAX-MANAGED INTERNATIONAL	NEW YORK MUNICIPAL	CALIFORNIA MUNICIPAL	DIVERSIFIED MUNICIPAL	SHORT DURATION PLUS
Class B	$196,390	$225,675	$743,314	$507,032	$456,475	$14,602
Class C	1,454,007	1,236,219	2,233,138	1,273,432	2,949,339	992,122

There are no distribution and servicing fees on the Advisor Class Shares.

While such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the

68	Sanford C. Bernstein Fund, Inc.

Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio’s shares.

E.	Other Transactions with Affiliates

Class A Shares of the Retail Classes are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. Effective October 1, 2009, the Intermediate Municipal Portfolios Class A shares were sold with a reduced front-end sales charge of up to 3.00% for purchases up to $500,000; purchases of $500,000 or more will not be subject to a sales charge. With respect to purchases of $1,000,000 or more ($500,000 or more with respect to the Intermediate Municipal Portfolios effective October 1, 2009), Class A Shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B Shares of the Intermediate Municipal Portfolios and the Short Duration Plus Portfolio are currently sold with a contingent deferred sales charge that declines from 3% to zero depending on the period of time the shares are held. Class B Shares of the International Portfolio and the Tax-Managed International Portfolio are currently sold with a contingent deferred sales charge that declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Portfolios’ Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B Shares will automatically convert to Class A Shares six years after the end of the calendar month of purchase for the Intermediate Municipal Portfolios and the Short Duration Plus Portfolio, and eight years after the end of the calendar month of purchase for the International Portfolio and the Tax-Managed International Portfolio. Class C Shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase.

AllianceBernstein Investments, Inc. has advised the Fund, that it has retained front-end sales charges from sales of Class A Shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B, and Class C Shares for the year ended September 30, 2015, as follows:

PORTFOLIO	FRONT-END SALES CHARGES CLASS A	CONTINGENT DEFERRED SALES CHARGES
		CLASS A	CLASS B	CLASS C
International	$164	$34	$0	$216
Tax-Managed International	14	0	0	0
New York Municipal	0	3,360	0	3,577
California Municipal	104	31,643	0	738
Diversified Municipal	718	31,013	0	11,438
Short Duration Plus	959	40,287	2,270	563

Brokerage commissions paid on investment transactions and brokerage commissions paid to Sanford C. Bernstein & Co., LLC and Sanford C. Bernstein & Co., Ltd., affiliates of the Adviser, for the year ended September 30, 2015 were as follows:

PORTFOLIO	TOTAL COMMISSIONS	SANFORD C. BERNSTEIN & CO., LLC	SANFORD C. BERNSTEIN & CO., LTD.
International	$2,346,292	$0	$0
Tax-Managed International	5,632,491	0	0
Emerging Markets	1,939,196	0	0
U.S. Government Short Duration	1,200	0	0
Short Duration Plus	9,911	0	0
Intermediate Duration	72,743	0	0

There were no brokerage commissions paid by Short Duration New York Municipal, Short Duration California Municipal, Short Duration Diversified Municipal, New York Municipal, California Municipal and Diversified Municipal Portfolios for the year ended September 30, 2015.

2015 Annual Report	69

Notes to Financial Statements (continued)

NOTE 3.	Investment Security Transactions

A.	Purchases and Sales

For the year ended September 30, 2015, the Portfolios had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

	PURCHASES EXCLUDING U.S. GOVERNMENT SECURITIES	PURCHASES OF U.S. GOVERNMENT SECURITIES	SALES EXCLUDING U.S. GOVERNMENT SECURITIES	SALES OF U.S. GOVERNMENT SECURITIES
International	$1,234,969,291	$0	$1,243,154,301	$0
Tax-Managed International	2,789,124,840	0	2,816,619,457	0
Emerging Markets	688,926,904	0	674,779,292	0
Short Duration New York Municipal	18,774,068	0	42,241,282	0
Short Duration California Municipal	10,065,821	0	23,378,543	0
Short Duration Diversified Municipal	53,902,911	0	114,034,352	0
New York Municipal	313,263,084	0	282,789,447	0
California Municipal	223,531,522	0	179,026,299	0
Diversified Municipal	1,238,532,215	0	929,716,056	0
U.S. Government Short Duration	111,000	22,810,904	0	24,190,608
Short Duration Plus	80,059,398	215,904,232	56,903,849	292,473,771
Intermediate Duration	1,043,489,997	7,804,456,529	663,709,744	8,377,157,680

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

		GROSS UNREALIZED		NET UNREALIZED APPRECIATION (DEPRECIATION)
PORTFOLIO	COST	APPRECIATION	(DEPRECIATION)
International Portfolio	$1,465,583,643	$109,157,619	$(134,648,870)	$(25,491,251)
Tax Managed International Portfolio	3,488,945,854	337,471,586	(316,330,782)	21,140,804
Emerging Markets Portfolio	1,307,227,623	66,385,943	(269,369,221)	(202,983,278)
Short Duration New York Municipal Portfolio	60,797,183	298,558	(1,050,791)	(752,233)
Short Duration California Municipal Portfolio	26,086,668	55,001	(714,241)	(659,240)
Short Duration Diversified Municipal Portfolio	189,682,735	741,315	(1,522,974)	(781,659)
New York Municipal Portfolio	1,617,064,465	70,830,624	(13,170,946)	57,659,678
California Municipal Portfolio	1,102,936,368	52,503,631	(6,146,423)	46,357,208
Diversified Municipal Portfolio	6,244,372,618	245,874,918	(29,497,953)	216,376,965
U.S. Government Short Duration Portfolio	36,292,967	175,847	(24,035)	151,812
Short Duration Plus Portfolio	291,866,130	1,013,696	(1,094,719)	(81,023)
Intermediate Duration Portfolio	3,429,325,976	87,227,574	(51,488,579)	35,738,995

B.	Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures

Each Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of

70	Sanford C. Bernstein Fund, Inc.

these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolios may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time a Portfolio enters into futures, a Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Each Portfolio may enter into futures only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended September 30, 2015, the International Portfolio, Tax-Managed International Portfolio, U.S. Government Short Duration Portfolio and Short Duration Plus Portfolio held futures for hedging purposes. The Intermediate Duration Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The International Portfolio, Tax-Managed International Portfolio, Emerging Markets Portfolio, Short Duration Plus Portfolio and Intermediate Duration Portfolio may enter into forward currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward currency exchange contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward currency exchange contract with a term greater than one year. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Forward currency exchange contracts used to protect the Portfolios from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and other options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

Under certain circumstances, the Non-U.S. stock portfolios may commit a substantial portion or the entire value of their Portfolios to the consummation of these contracts. The Adviser will consider the effect that a substantial commitment of assets to forward currency exchange contracts would have on the investment program of these Portfolios and the flexibility of the Portfolios to purchase additional securities.

During the year ended September 30, 2015, the International Portfolio, Tax-Managed International Portfolio and Short Duration Plus Portfolio held forward currency exchange contracts for hedging purposes. The Intermediate Duration Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

2015 Annual Report	71

Notes to Financial Statements (continued)

•	Swaps

The Portfolios may enter into swaps to hedge their exposure to interest rates, credit risk, or currencies. Certain Portfolios may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolios or their counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received in connection with credit default swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fixed-Income Portfolios are subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolios hold fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolios may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolios may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, a Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed

72	Sanford C. Bernstein Fund, Inc.

based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended September 30, 2015, the Intermediate Duration Portfolio held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

During the year ended September 30, 2015, the Intermediate Duration Portfolio held inflation (CPI) swaps for hedging and non-hedging purposes. The Short Duration New York Municipal Portfolio, Short Duration California Municipal Portfolio, Short Duration Diversified Municipal Portfolio, New York Municipal Portfolio, California Municipal Portfolio and Diversified Municipal Portfolio held inflation (CPI) swaps for non-hedging purposes.

Credit Default Swaps:

The Fixed-Income Portfolios may enter into credit default swaps for multiple reasons, including to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which they are not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty. As of September 30, 2015, none of the Portfolios had Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sale Contracts outstanding.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

During the year ended September 30, 2015, the Intermediate Duration Portfolio held credit default swaps for hedging and non-hedging purposes.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the schedule of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract

2015 Annual Report	73

Notes to Financial Statements (continued)

counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

At September 30, 2015, the Portfolio had entered into the following derivatives:

INTERNATIONAL PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Equity contracts			Receivable/Payable for variation margin on exchange-traded derivatives	$929,941	*
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	$3,689,984	Unrealized depreciation on forward currency exchange contracts	503,914
Total		$3,689,984		$1,433,855

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

The effect of derivative instruments on the statement of operations for the year ended September 30, 2015:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(219,527)	$(929,941)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	(18,150,594)	6,573,013
Total		$(18,370,121)	$5,643,072

74	Sanford C. Bernstein Fund, Inc.

At September 30, 2015, the Portfolio had entered into the following derivatives:

TAX-MANAGED INTERNATIONAL PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Equity contracts			Receivable/Payable for variation margin on exchange-traded derivatives	$2,680,729	*
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	$27,816,583	Unrealized depreciation on forward currency exchange contracts	14,804,630
Total		$27,816,583		$17,485,359

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

The effect of derivative instruments on the statement of operations for the year ended September 30, 2015:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(528,655)	$(2,680,729)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	(50,514,052)	30,606,982
Total		$(51,042,707)	$27,926,253

At September 30, 2015, the Portfolio had entered into the following derivatives:

SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts			Unrealized depreciation on inflation swaps	$4,362
Total				$4,362

The effect of derivative instruments on the statement of operations for the year ended September 30, 2015:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps		$(4,362)
Total			$(4,362)

2015 Annual Report	75

Notes to Financial Statements (continued)

At September 30, 2015, the Portfolio had entered into the following derivatives:

SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts			Unrealized depreciation on inflation swaps	$1,454
Total				$1,454

The effect of derivative instruments on the statement of operations for the year ended September 30, 2015:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps		$(1,454)
Total			$(1,454)

At September 30, 2015, the Portfolio had entered into the following derivatives:

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts			Unrealized depreciation on inflation swaps	$13,087
Total				$13,087

The effect of derivative instruments on the statement of operations for the year ended September 30, 2015:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps		$(13,087)
Total			$(13,087)

At September 30, 2015, the Portfolio had entered into the following derivatives:

NEW YORK MUNICIPAL PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts			Unrealized depreciation on inflation swaps	$122,896
Total				$122,896

76	Sanford C. Bernstein Fund, Inc.

The effect of derivative instruments on the statement of operations for the year ended September 30, 2015:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps		$(122,896)
Total			$(122,896)

At September 30, 2015, the Portfolio had entered into the following derivatives:

CALIFORNIA MUNICIPAL PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts			Unrealized depreciation on inflation swaps	$83,636
Total				$83,636

The effect of derivative instruments on the statement of operations for the year ended September 30, 2015:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps		$(83,636)
Total			$(83,636)

At September 30, 2015, the Portfolio had entered into the following derivatives:

DIVERSIFIED MUNICIPAL PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts			Unrealized depreciation on inflation swaps	$472,581
Total				$472,581

The effect of derivative instruments on the statement of operations for the year ended September 30, 2015:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps		$(472,581)
Total			$(472,581)

2015 Annual Report	77

Notes to Financial Statements (continued)

At September 30, 2015, the Portfolio had entered into the following derivatives:

U.S. GOVERNMENT SHORT DURATION PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$12,167	*	Receivable/Payable for variation margin on exchange-traded derivatives	$15,960	*
Total		$12,167			$15,960

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

The effect of derivative instruments on the statement of operations for the year ended September 30, 2015:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$7,773	$(14,403)
Total		$7,773	$(14,403)

At September 30, 2015, the Portfolio had entered into the following derivatives:

SHORT DURATION PLUS PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$106,849	*	Receivable/Payable for variation margin on exchange-traded derivatives	$61,771	*
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	165,587
Total		$272,436			$61,771

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

78	Sanford C. Bernstein Fund, Inc.

The effect of derivative instruments on the statement of operations for the year ended September 30, 2015:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(47,561)	$(37,304)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	13,360	(22,654)
Total		$(34,201)	$(59,958)

At September 30, 2015, the Portfolio had entered into the following derivatives:

INTERMEDIATE DURATION PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$8,307,746	*	Receivable/Payable for variation margin on exchange-traded derivatives	$11,697,602
Credit contracts	Receivable/Payable for variation margin on exchange-traded derivatives	161,553	*
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	3,649,989		Unrealized depreciation on forward currency exchange contracts	4,258,383
Interest rate contracts	Unrealized appreciation on inflation swaps	175,316		Unrealized depreciation on inflation swaps	261,388
Interest rate contracts				Unrealized depreciation on interest rate swaps	381,074
Credit contracts	Unrealized appreciation on credit default swaps	2,027,279
Total		$14,321,883			$16,598,447

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

2015 Annual Report	79

Notes to Financial Statements (continued)

The effect of derivative instruments on the statement of operations for the year ended September 30, 2015:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$3,357,669	$(3,847,597)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	17,985,517	(14,391,964)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(12,036,180)	2,037,065
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(562,392)	1,912,300
Total		$8,744,614	$(14,290,196)

The following tables represent the average monthly volume of the Portfolio’s derivative transactions during the year ended September 30, 2015:

INTERNATIONAL PORTFOLIO
Futures:
Average original value of buy contracts	$19,492,084	(a)
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$390,693,375
Average principal amount of sale contracts	$385,716,669

(a)	Positions were open for two months during the year.

TAX-MANAGED INTERNATIONAL PORTFOLIO
Futures:
Average original value of buy contracts	$52,070,026	(a)
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$1,035,701,151
Average principal amount of sale contracts	$1,047,585,064

(a)	Positions were open for two months during the year.

SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO
Inflation Swaps:
Average notional amount	$482,143	(a)

(a)	Positions were open for less than one month during the year.

80	Sanford C. Bernstein Fund, Inc.

SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO
Inflation Swaps:
Average notional amount	$172,222	(a)

(a)	Positions were open for less than one month during the year.

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO
Inflation Swaps:
Average notional amount	$1,515,789	(a)

(a)	Positions were open for less than one month during the year.

NEW YORK MUNICIPAL PORTFOLIO
Inflation Swaps:
Average notional amount	$13,600,000	(a)

(a)	Positions were open for less than one month during the year.

CALIFORNIA MUNICIPAL PORTFOLIO
Inflation Swaps:
Average notional amount	$9,700,000	(a)

(a)	Positions were open for less than one month during the year.

DIVERSIFIED MUNICIPAL PORTFOLIO
Inflation Swaps:
Average notional amount	$54,913,793	(a)

(a)	Positions were open for less than one month during the year.

U.S. GOVERNMENT SHORT DURATION PORTFOLIO
Futures:
Average original value of buy contracts	$13,285,615
Average original value of sale contracts	$2,885,387

SHORT DURATION PLUS PORTFOLIO
Futures:
Average original value of buy contracts	$101,825,998
Average original value of sale contracts	$31,146,927
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$673,027	(a)
Average principal amount of sale contracts	$5,238,825

(a)	Positions were open for six months during the year.

INTERMEDIATE DURATION PORTFOLIO
Futures:
Average original value of buy contracts	$440,518,648
Average original value of sale contracts	$122,751,127	(a)
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$61,444,692
Average principal amount of sale contracts	$326,053,024

2015 Annual Report	81

Notes to Financial Statements (continued)

INTERMEDIATE DURATION PORTFOLIO
Interest Rate Swaps:
Average notional amount	$137,414,222
Inflation Swaps:
Average notional amount	$70,998,571	(b)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$602,663,578
Credit Default Swaps:
Average notional amount of buy contracts	$12,955,000	(c)
Average notional amount of sale contracts	$20,659,615
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$117,960,000

(a)	Positions were open for eleven months during the year.

(b)	Positions were open for seven months during the year.

(c)	Positions were open for four months during the year.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held during the reporting period were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Portfolio as of September 30, 2015:

INTERNATIONAL PORTFOLIO

COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED	SECURITY COLLATERAL RECEIVED	NET AMOUNT OF DERIVATIVES ASSETS
Exchange-Traded Derivatives:
Goldman Sachs & Co.**	$477,939	$0	$0	$0	$477,939

Total	$477,939	$0	$0	$0	$477,939

OTC Derivatives:
Barclays Bank PLC	$156,836	$(5,094)	$0	$0	$151,742
Citibank	1,028,350	(46)	0	0	1,028,304
Credit Suisse International	56,024	0	0	0	56,024
Deutsche Bank AG	3,346	(3,346)	0	0	0
Goldman Sachs Bank USA	260,174	(11,338)	0	0	248,836
HSBC Bank USA	161,436	0	0	0	161,436
JPMorgan Chase Bank	147,973	0	0	0	147,973
Morgan Stanley & Co., Inc.	121,079	(13,960)	0	0	107,119
Royal Bank of Scotland PLC	490,995	(378,699)	0	0	112,296
State Street Bank & Trust Co.	132,151	0	0	0	132,151
UBS AG	1,131,620	(19,772)	0	0	1,111,848

Total	$3,689,984	$(432,255)	$0	$0	$3,257,729	^

82	Sanford C. Bernstein Fund, Inc.

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED	SECURITY COLLATERAL PLEDGED	NET AMOUNT OF DERIVATIVES LIABILITIES
OTC Derivatives:
Barclays Bank PLC	$5,094	$(5,094)	$0	$0	$0
BNP Paribas SA	29,100	0	0	0	29,100
Citibank	46	(46)	0	0	0
Deutsche Bank AG	9,274	(3,346)	0	0	5,928
Goldman Sachs Bank USA	11,338	(11,338)	0	0	0
Morgan Stanley & Co., Inc.	13,960	(13,960)	0	0	0
Royal Bank of Scotland PLC	378,699	(378,699)	0	0	0
Standard Chartered Bank	36,631	0	0	0	36,631
UBS AG	19,772	(19,772)	0	0	0

Total	$503,914	$(432,255)	$0	$0	$71,659	^

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at September 30, 2015.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

TAX-MANAGED INTERNATIONAL PORTFOLIO

COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED	SECURITY COLLATERAL RECEIVED	NET AMOUNT OF DERIVATIVES ASSETS
Exchange-Traded Derivatives:
Goldman Sachs & Co.**	$1,275,925	$0	$0	$0	$1,275,925

Total	$1,275,925	$0	$0	$0	$1,275,925

OTC Derivatives:
Barclays Bank PLC	$2,386,767	$(904,087)	$0	$0	$1,482,680
BNP Paribas SA	1,462,652	(1,462,652)	0	0	0
Citibank	2,861,055	(442,669)	0	0	2,418,386
Credit Suisse International	1,612,534	(1,418,356)	0	0	194,178
Goldman Sachs Bank USA	5,479,046	(606,283)	0	0	4,872,763
HSBC Bank USA	1,970,178	(48,867)	0	0	1,921,311
JPMorgan Chase Bank	146,914	0	0	0	146,914
Morgan Stanley & Co., Inc.	2,700,854	(2,700,854)	0	0	0
Royal Bank of Scotland PLC	28,524	(12,466)	0	0	16,058
Standard Chartered Bank	2,280,090	(252,220)	0	0	2,027,870
State Street Bank & Trust Co.	373,210	0	0	0	373,210
UBS AG	6,514,759	(131,923)	0	0	6,382,836

Total	$27,816,583	$(7,980,377)	$0	$0	$19,836,206	^

2015 Annual Report	83

Notes to Financial Statements (continued)

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED	SECURITY COLLATERAL PLEDGED	NET AMOUNT OF DERIVATIVES LIABILITIES
OTC Derivatives:
Barclays Bank PLC	$904,087	$(904,087)	$0	$0	$0
BNP Paribas SA	5,460,085	(1,462,652)	0	0	3,997,433
Citibank	442,669	(442,669)	0	0	0
Credit Suisse International	1,418,356	(1,418,356)	0	0	0
Goldman Sachs Bank USA	606,283	(606,283)	0	0	0
HSBC Bank USA	48,867	(48,867)	0	0	0
Morgan Stanley & Co., Inc.	5,527,674	(2,700,854)	0	0	2,826,820
Royal Bank of Scotland PLC	12,466	(12,466)	0	0	0
Standard Chartered Bank	252,220	(252,220)	0	0	0
UBS AG	131,923	(131,923)	0	0	0

Total	$14,804,630	$(7,980,377)	$0	$0	$6,824,253	^

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED	SECURITY COLLATERAL PLEDGED	NET AMOUNT OF DERIVATIVES LIABILITIES
OTC Derivatives:
Citibank, NA	$2,104	$0	$0	$0	$2,104
JPMorgan Chase Bank, NA	2,258	0	0	0	2,258

Total	$4,362	$0	$0	$0	$4,362	^

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty

SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED	SECURITY COLLATERAL PLEDGED	NET AMOUNT OF DERIVATIVES LIABILITIES
OTC Derivatives:
Citibank, NA	$701	$0	$0	$0	$701
JPMorgan Chase Bank, NA	753	0	0	0	753

Total	$1,454	$0	$0	$0	$1,454	^

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty

84	Sanford C. Bernstein Fund, Inc.

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED	SECURITY COLLATERAL PLEDGED	NET AMOUNT OF DERIVATIVES LIABILITIES
OTC Derivatives:
Citibank, NA	$6,314	$0	$0	$0	$6,314
JPMorgan Chase Bank, NA	6,773	0	0	0	6,773

Total	$13,087	$0	$0	$0	$13,087	^

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty

NEW YORK MUNICIPAL PORTFOLIO

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED	SECURITY COLLATERAL PLEDGED	NET AMOUNT OF DERIVATIVES LIABILITIES
OTC Derivatives:
Citibank, NA	$58,929	$0	$0	$0	$58,929
JPMorgan Chase Bank, NA	63,967	0	0	0	63,967

Total	$122,896	$0	$0	$0	$122,896	^

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty

CALIFORNIA MUNICIPAL PORTFOLIO

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED	SECURITY COLLATERAL PLEDGED	NET AMOUNT OF DERIVATIVES LIABILITIES
OTC Derivatives:
Citibank, NA	$39,988	$0	$0	$0	$39,988
JPMorgan Chase Bank, NA	43,648	0	0	0	43,648

Total	$83,636	$0	$0	$0	$83,636	^

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty

2015 Annual Report	85

Notes to Financial Statements (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED	SECURITY COLLATERAL PLEDGED	NET AMOUNT OF DERIVATIVES LIABILITIES
OTC Derivatives:
Citibank, NA	$228,000	$0	$0	$0	$228,000
JPMorgan Chase Bank, NA	244,581	0	0	0	244,581

Total	$472,581	$0	$0	$0	$472,581	^

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty

U.S. GOVERNMENT SHORT DURATION PORTFOLIO

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED	NET AMOUNT OF DERIVATIVES LIABILITIES
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC**	$1,157	$0	$(1,157)	$0	$0

Total	$1,157	$0	$(1,157)	$0	$0

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at September 30, 2015.

SHORT DURATION PLUS PORTFOLIO

COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED	SECURITY COLLATERAL RECEIVED	NET AMOUNT OF DERIVATIVES ASSETS
OTC Derivatives:
BNP Paribas SA	$107,654	$0	$0	$0	$107,654
Royal Bank of Scotland PLC	1,213	0	0	0	1,213
State Street Bank & Trust Co.	56,720	0	0	0	56,720

Total	$165,587	$0	$0	$0	$165,587	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED	NET AMOUNT OF DERIVATIVES LIABILITIES
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC**	$16,831	$0	$(16,831)	$0	$0

Total	$16,831	$0	$(16,831)	$0	$0

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at September 30, 2015.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

86	Sanford C. Bernstein Fund, Inc.

INTERMEDIATE DURATION PORTFOLIO

COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVES ASSETS
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC**	$62,470	$(62,470)	$0	$0	$0

Total	$62,470	$(62,470)	$0	$0	$0

OTC Derivatives:
Barclays Bank PLC	$175,316	$(175,316)	$0	$0	$0
Citibank/Citibank, NA	1,679,394	(482,605)	0	(1,196,789)	0
Credit Suisse International:	52,098	(3,304)	0	(48,794)	0
Deutsche Bank AG	19,437	0	0	0	19,437
HSBC Bank USA	279,342	(279,342)	0	0	0
JPMorgan Chase Bank	121,328	0	0	0	121,328
Royal Bank of Scotland PLC	917,899	0	0	0	917,899
Standard Chartered Bank	2,114,266	0	0	0	2,114,266

Total	$5,359,080	$(940,567)	$0	$(1,245,583)	$3,172,930	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVES LIABILITIES
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC**	$684,448	$(62,470)	$(621,978)	$0	$0

Total	$684,448	$(62,470)	$(621,978)	$0	$0

OTC Derivatives:
Barclays Bank PLC	$2,962,835	$(175,316)	$0	$0	$2,787,519
BNP Paribas SA	38,952	0	0	0	38,952
Citibank/Citibank, NA	482,605	(482,605)	0	0	0
Credit Suisse International:	3,304	(3,304)	0	0	0
HSBC Bank USA	1,035,379	(279,342)	0	0	756,037
JPMorgan Chase Bank, NA	381,074	0	0	(381,074)	0

Total	$4,904,149	$(940,567)	$0	$(381,074)	$3,582,508	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at September 30, 2015.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

C.	Currency Transactions

The International, Tax-Managed International, Emerging Markets, Short Duration Plus and Intermediate Duration Portfolios may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolios may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolios may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient

2015 Annual Report	87

Notes to Financial Statements (continued)

than a direct investment in a foreign currency-denominated security. The Portfolios may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

D.	TBA and Dollar Rolls
The Portfolios may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The U.S. Government Short Duration Portfolio, the Short Duration Plus Portfolio and the Intermediate Duration Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the year ended September 30, 2015, Intermediate Duration Portfolio earned drop income of $12,771,959, which is included in interest income in the accompanying statement of operations.

E.	Reverse Repurchase Agreements

The Intermediate Duration Portfolio may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the a Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time a Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. Under the MRA and other Master Agreements, the Portfolio is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Portfolio in the event of a default. In the event of a default by a MRA counterparty, the Portfolio may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the year ended September 30, 2015, the average amount of reverse repurchase agreements outstanding for the Intermediate Duration Portfolio was $17,012,891 and the daily weighted average annualized interest rate was (0.83%). During the period, the Intermediate Duration Portfolio received net interest payment from counterparties.

The following table presents the Intermediate Duration Portfolio’s RVP liabilities by counterparty net of the related collateral pledged by the Portfolio as of September 30, 2015:

COUNTERPARTY	RVP LIABILITIES SUBJECT TO A MRA	SECURITIES COLLATERAL PLEDGED†	NET AMOUNT OF RVP LIABILITIES
Barclays Bank	$4,067,303	$(3,451,572)	$615,731

†	Including accrued interest.

88	Sanford C. Bernstein Fund, Inc.

NOTE 4.	Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2015 and September 30, 2014 were as follows:

PORTFOLIO	2015	2014
International
Distributions paid from:
Ordinary income	$33,403,765	$29,201,031

Total distributions paid	$33,403,765	$29,201,031

Tax-Managed International
Distributions paid from:
Ordinary income	$80,122,932	$74,203,691

Total distributions paid	$80,122,932	$74,203,691

Emerging Markets
Distributions paid from:
Ordinary income	$18,246,033	$13,200,691
Long-term capital gains	25,977,565	0

Total distributions paid	$44,223,598	$13,200,691

Short Duration New York Municipal
Distributions paid from:
Ordinary income	$38,991	$94,315
Long-term capital gains	0	166,874

Total taxable distributions	38,991	261,189
Tax exempt distributions	170,478	211,847

Total distributions paid	$209,469	$473,036

Short Duration California Municipal
Distributions paid from:
Ordinary income	$13,303	$37,091
Long-term capital gains	67,278	170,416

Total taxable distributions	80,581	207,507
Tax exempt distributions	0	54,509

Total distributions paid	$80,581	$262,016

Short Duration Diversified Municipal
Distributions paid from:
Ordinary income	$138,820	$217,001
Long-term capital gains	30,339	445,246

Total taxable distributions	169,159	662,247
Tax exempt distributions	475,331	587,187

Total distributions paid	$644,490	$1,249,434

2015 Annual Report	89

Notes to Financial Statements (continued)

PORTFOLIO	2015	2014
New York Municipal
Distributions paid from:
Ordinary income	$123,264	$250,396
Long-term capital gains	0	0

Total taxable distributions	123,264	250,396
Tax exempt distributions	40,204,645	40,119,812

Total distributions paid	$40,327,909	$40,370,208

California Municipal
Distributions paid from:
Ordinary income	$422,086	$597,498
Long-term capital gains	0	0

Total taxable distributions	422,086	597,498
Tax exempt distributions	24,385,345	23,805,618

Total distributions paid	$24,807,431	$24,403,116

Diversified Municipal
Distributions paid from:
Ordinary income	$2,761,161	$4,448,328
Long-term capital gains	0	784,940

Total taxable distributions	2,761,161	5,233,268
Tax exempt distributions	127,350,590	126,016,346

Total distributions paid	$130,111,751	$131,249,614

U.S. Government Short Duration
Distributions paid from:
Ordinary income	$91,605	$204,922

Total distributions paid	$91,605	$204,922

Short Duration Plus
Distributions paid from:
Ordinary income	$2,212,929	$2,887,329

Total distributions paid	$2,212,929	$2,887,329

Intermediate Duration
Distributions paid from:
Ordinary income	$129,174,284	$116,651,685
Long-term capital gains	42,543,895	0

Total distributions paid	$171,718,179	$116,651,685

90	Sanford C. Bernstein Fund, Inc.

As of September 30, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

PORTFOLIO	UNDISTRIBUTED ORDINARY INCOME(a)	UNDISTRIBUTED LONG TERM GAINS	ACCUMULATED CAPITAL AND OTHER LOSSES (b)	UNREALIZED APPRECIATION/ (DEPRECIATION)(c)	TOTAL ACCUMULATED EARNINGS/ (DEFICIT)(d)
International	$20,721,403	$0	$(1,025,988,263)	$(25,571,361)	$(1,030,838,221)
Tax Managed International	55,458,525	0	(2,024,402,535)	21,853,879	(1,947,090,131)
Emerging Markets	7,671,421	20,157,829	(6,800,790)	(203,417,459)	(182,388,999)
Short Duration New York Municipal	20,521	0	(217,240)	(756,595)	(953,314)
Short Duration California Municipal	2,488	50,001	0	(660,694)	(608,205)
Short Duration Diversified Municipal	71,814	136,976	0	(794,746)	(585,956)
New York Municipal	1,377,323	0	(12,735,729)	57,536,782	46,178,376
California Municipal	486,571	0	(17,611,236)	46,273,572	29,148,907
Diversified Municipal	3,900,273	0	(30,709,020)	215,904,384	189,095,637
U.S. Government Short Duration	11,873	0	(646,378)	151,812	(482,693)
Short Duration Plus	0	0	(19,741,177)	29,819	(19,711,358)
Intermediate Duration	27,128,855	24,056,181	(3,665,142)	40,183,916	87,703,810

(a)	Includes tax exempt income as shown below:

Short Duration New York Municipal	$20,521
Short Duration Diversified Municipal	71,814
New York Municipal	1,377,323
California Municipal	486,571
Diversified Municipal	3,900,273

(b)	As of September 30, 2015 certain Portfolios had capital loss carryforwards for federal income tax purposes. During the fiscal year ended September 30, 2015 International Portfolio, Tax-Managed International Portfolio, New York Municipal Portfolio and California Municipal Portfolio utilized capital loss carryforwards of $51,972,522, $142,666,575, $2,850,194 and $544,928 respectively, to offset current year net realized gains. Additionally, Short Duration Plus Portfolio had $4,022,522 of capital loss carryforwards expire during the fiscal year. As of September 30, 2015 Short Duration Plus Portfolio, U.S. Government Short Duration Portfolio and Intermediate Duration Portfolio deferred $239,412, $31,529 and $3,665,142 in straddle losses. Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. In this regard International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio elected to defer $26,702,774, $90,668,099 and $6,800,790 of post-October short-term capital losses. These losses are deemed to arise on October 1, 2015.

(c)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax treatment of partnerships and Treasury inflation-protected securities, the tax deferral of losses on wash sales, the tax treatment of swaps and passive foreign investment companies (PFICs), the tax treatment of estimated foreign capital gains tax, and the realization for tax purposes of gains/losses on certain derivative instruments.

(d)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the treatment of interest on defaulted securities and dividends payable to shareholders.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-December 22, 2010 capital losses must be utilized prior to the earlier capital losses, which are subject to expiration. Post-December 22, 2010 capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

2015 Annual Report	91

Notes to Financial Statements (continued)

As of September 30, 2015, the following Portfolios had net capital loss carryforwards which will expire as follows:

PORTFOLIO	SHORT-TERM AMOUNT	LONG-TERM AMOUNT	EXPIRATION
International	$88,421,013	n/a	2017
International	910,864,476	n/a	2018
Tax-Managed International	219,338,371	n/a	2017
Tax-Managed International	1,714,396,065	n/a	2018
Short Duration New York Municipal	217,240	n/a	No expiration
New York Municipal	122,058	12,613,671	No expiration
California Municipal	2,406,179	n/a	2019
California Municipal	190,642	15,014,415	No expiration
Diversified Municipal	1,073,090	29,635,930	No expiration
U.S. Government Short Duration	575,888	38,961	No expiration
Short Duration Plus	920,045	n/a	2016
Short Duration Plus	5,807,512	n/a	2017
Short Duration Plus	1,960,592	n/a	2018
Short Duration Plus	2,061,764	n/a	2019
Short Duration Plus	3,953,736	4,798,116	No expiration

NOTE 5.	Risks Involved in Investing in the Portfolios

Cybersecurity Risk—Cybersecurity incidents may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolio, the Adviser, and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Foreign (Non-U.S.) Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Actions by a Few Major Investors—In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

Emerging Markets Securities Risk—The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks is even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

Country Concentration Risk—The Portfolios may not always be diversified among countries or regions and the effect on the share price of the Portfolios of specific risks identified above such as political, regulatory and currency may be magnified due to concentration of the Portfolios’ investments in a particular country or region.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

92	Sanford C. Bernstein Fund, Inc.

Allocation Risk—The allocation of investments among investment disciplines may have a significant effect on the Portfolios’ performance when the investment disciplines in which the Portfolios have greater exposure perform worse than the investment disciplines with less exposure.

Interest Rate Risk—This is the risk that changes in interest rates will affect the value of the Portfolios’ investments in fixed-income debt securities such as bonds and notes. The Portfolios may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Increases in interest rates may cause the value of the Portfolios’ investments to decline and this decrease in value may not be offset by higher income from new investments. The Portfolios may experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from a Portfolio.

Credit Risk—This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more.

Riskier than a Money-Market Fund—Although the Short Duration Portfolios maintain a short overall duration, they invest in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk a of decline in the market value of the Portfolios is greater than for a money-market fund since the credit quality of the Portfolios’ securities may be lower and the effective duration of the Portfolios will be longer.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Portfolio shares.

Redemption Risk—The Portfolios may experience heavy redemptions that could cause a Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Duration Risk—Duration is the measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Inflation-Protected Securities Risk—The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.

Mortgage-Related Securities Risk—Mortgage-related securities represent interests in “pools” of mortgages, including consumer loans or receivables held in trust. Mortgage-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

2015 Annual Report	93

Notes to Financial Statements (continued)

Lower-Rated Securities Risk—Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Prepayment and Extension Risk—Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. When this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk—The Portfolios may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

No Government Guarantee—Investments in the Portfolios are not insured by the U.S. Government.

Leverage Risk—Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment by attempting to enhance return or value without increasing the investment amount. Leverage can magnify the effects of changes in the value of the Portfolios’ investments and make it more volatile. The use of leverage may cause the Portfolios to liquidate portfolio positions when it may not be advantageous to do so.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods an increasing number of municipal issuers have defaulted on obligations, commenced insolvency proceedings, or suffered downgrades of their credit ratings. Financial difficulties of municipal issuers may continue or get worse. The two New York Municipal Portfolios and two California Municipal Portfolios invest primarily in securities issued by the State of New York and California, respectively, and their various political subdivisions, and the performance of each of these Portfolios is closely tied to economic conditions within the applicable state and the financial condition of that state and its agencies and municipalities. With the financial services sector contributing over one-fifth of New York State’s wages, the state’s economy is especially vulnerable to adverse events affecting the financial markets such as occurred in 2008-2009. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

The Portfolios may invest in municipal securities of issuers in Puerto Rico or other U.S. territories, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of most other U.S. issuers of tax-exempt securities. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico’s downturn was particularly severe, and it continues to face a very challenging economic and fiscal environment. As a result, securities issued by many Puerto Rican issuers have low credit ratings or are on “negative watch” by credit rating organizations, and markets in such securities have been volatile. If the economic situation in Puerto Rico persists or worsens, the volatility and credit quality of Puerto Rican municipal securities could be adversely affected, and the market for such securities may experience continued volatility.

On June 28, 2015, the Governor of Puerto Rico indicated that the Commonwealth would be unable to fully pay its debt. On August 3, 2015, Puerto Rico defaulted on its debt for the first time. The prices of Puerto Rico municipal securities have dropped significantly since the Governor’s announcement. Puerto Rico municipal securities may continue to decline in value and could become difficult or impossible to sell. If issuers of Puerto Rico municipal securities default on their obligations under securities held by the Portfolio, the Portfolio may lose the value of those investments.

Non-diversification Risk—Concentration of investments in a small number of securities tends to increase risk. The Short Duration New York, Short Duration California, New York Municipal and California Municipal Portfolios are not “diversified.” This means the Portfolios can invest more of their assets in a relatively small number of issuers with greater concentration of risk. Matters affecting these issuers can have a more significant effect on the Portfolios’ net asset value.

94	Sanford C. Bernstein Fund, Inc.

Tax Risk—With respect to the Municipal Portfolios, there is no guarantee that all of the Portfolios’ income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolios by increasing taxes on that income. In such event, the Portfolios’ net asset value could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolios’ shares as investors anticipate adverse effects on the Portfolios or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolios would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolios’ yield.

Derivatives Risk—The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates, or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. The U.S. Government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

NOTE 6.	Capital-Share Transactions

The Fund has authorized 14.3 billion shares of common stock, par value $0.001 per share, of which 14 billion are divided into 18 Portfolios. The allocation is as follows:

	ALLOCATION OF SHARES (IN MILLIONS)
PORTFOLIO	BERNSTEIN CLASS SHARE	RETAIL CLASS A SHARES	RETAIL CLASS B SHARES	RETAIL CLASS C SHARES	RETAIL ADVISOR CLASS SHARES	RETAIL CLASS R SHARES	RETAIL CLASS Z SHARES	TOTAL
International	600	200	200	200	0	200	300	1,700
Tax-Managed International	600	200	200	200	0	0	300	1,500
Emerging Markets	200	0	0	0	0	0	300	500
Short Duration New York Municipal	100	0	0	0	0	0	0	100
Short Duration California Municipal	100	0	0	0	0	0	0	100
Short Duration Diversified Municipal	100	0	0	0	0	0	0	100
New York Municipal	400	200	200	200	200	0	0	1,200
California Municipal	200	200	200	200	200	0	0	1,000
Diversified Municipal	800	400	400	400	400	0	0	2,400
U.S. Government Short Duration	200	0	0	0	0	0	0	200
Short Duration Plus	200	200	200	200	0	200	0	1,000
Intermediate Duration	600	0	0	0	0	0	0	600
Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N	3,600	0	0	0	0	0	0	3,600	(a)

(a)	3.6 billion has been allocated to the Overlay Portfolios of which 300 million is allocated to Class 1 and 300 million is allocated to Class 2 shares for each Overlay Portfolio.

2015 Annual Report	95

Notes to Financial Statements (continued)

Share transactions for each Portfolio for the years ended September 30, 2015 and September 30, 2014, were as follows:

	INTERNATIONAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/15	YEAR ENDED 9/30/14
International Class Shares
Shares sold	27,163,145	23,636,219	$422,238,282	$385,956,356
Shares issued to shareholders on reinvestment of dividends	1,808,646	1,547,201	27,726,542	24,554,083
Shares redeemed	(26,293,071)	(29,166,147)	(410,396,933)	(471,024,955)

Net increase (decrease)	2,678,720	(3,982,727)	39,567,891	(60,514,516)
Beginning of period	96,393,692	100,376,419	2,415,846,276	2,476,360,792

End of period	99,072,412	96,393,692	$2,455,414,167	$2,415,846,276

Class A Shares
Shares sold	68,893	51,068	$1,068,576	$824,747
Shares issued to shareholders on reinvestment of dividends	5,297	3,918	80,040	61,289
Shares converted from Class B	6,584	4,959	101,969	80,013
Shares redeemed	(68,300)	(83,602)	(1,065,570)	(1,348,231)

Net increase (decrease)	12,474	(23,657)	185,015	(382,182)
Beginning of period	275,930	299,587	22,177,158	22,559,340

End of period	288,404	275,930	$22,362,173	$22,177,158

Class B Shares
Shares sold	0	614	$0	$9,936
Shares issued to shareholders on reinvestment of dividends	77	1	1,177	9
Shares converted to Class A	(6,547)	(4,964)	(101,969)	(80,013)
Shares redeemed	(379)	(3,421)	(5,713)	(54,906)

Net decrease	(6,849)	(7,770)	(106,505)	(124,974)
Beginning of period	10,600	18,370	1,671,150	1,796,124

End of period	3,751	10,600	$1,564,645	$1,671,150

Class C Shares
Shares sold	12,811	14,406	$199,411	$230,435
Shares issued to shareholders on reinvestment of dividends	1,717	1,071	26,049	16,790
Shares redeemed	(34,708)	(37,799)	(536,260)	(609,218)

Net decrease	(20,180)	(22,322)	(310,800)	(361,993)
Beginning of period	147,485	169,807	12,454,852	12,816,845

End of period	127,305	147,485	$12,144,052	$12,454,852

96	Sanford C. Bernstein Fund, Inc.

	TAX-MANAGED INTERNATIONAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/15	YEAR ENDED 9/30/14
Tax-Managed International Class Shares
Shares sold	43,698,071	37,607,686	$682,384,767	$612,528,701
Shares issued to shareholders on reinvestment of dividends	3,742,111	3,132,038	57,628,509	49,956,009
Shares redeemed	(41,150,480)	(44,027,012)	(645,758,204)	(725,254,645)

Net increase (decrease)	6,289,702	(3,287,288)	94,255,072	(62,769,935)
Beginning of period	235,536,026	238,823,314	5,301,932,810	5,364,702,745

End of period	241,825,728	235,536,026	$5,396,187,882	$5,301,932,810

Class A Shares
Shares sold	9,282	6,499	$146,563	$105,034
Shares issued to shareholders on reinvestment of dividends	2,051	1,551	31,141	24,397
Shares converted from Class B	105	294	1,655	4,821
Shares redeemed	(11,014)	(9,909)	(170,839)	(162,772)

Net increase (decrease)	424	(1,565)	8,520	(28,520)
Beginning of period	96,585	98,150	6,517,588	6,546,108

End of period	97,009	96,585	$6,526,108	$6,517,588

Class B Shares
Shares sold	282	0	$4,410	$0
Shares issued to shareholders on reinvestment of dividends	18	0	281	0
Shares converted to Class A	(104)	(292)	(1,655)	(4,821)
Shares redeemed	(1)	0	(20)	0

Net increase (decrease)	195	(292)	3,016	(4,821)
Beginning of period	903	1,195	279,889	284,710

End of period	1,098	903	$282,905	$279,889

Class C Shares
Shares sold	7,758	3,179	$121,663	$51,240
Shares issued to shareholders on reinvestment of dividends	253	185	3,853	2,920
Shares redeemed	(5,654)	(5,747)	(87,496)	(92,545)

Net increase (decrease)	2,357	(2,383)	38,020	(38,385)
Beginning of period	26,835	29,218	2,459,225	2,497,610

End of period	29,192	26,835	$2,497,245	$2,459,225

2015 Annual Report	97

Notes to Financial Statements (continued)

	EMERGING MARKETS PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/15	YEAR ENDED 9/30/14
Shares sold	7,451,291	6,029,897	$198,373,060	$167,762,366
Shares issued to shareholders on reinvestment of dividends and distributions	1,572,548	452,925	42,836,212	12,382,973
Shares redeemed	(5,839,055)	(5,106,206)	(158,162,164)	(140,127,069)

Net increase	3,184,784	1,376,616	83,047,108	40,018,270
Beginning of period	45,613,315	44,236,699	1,210,473,809	1,170,455,539

End of period	48,798,099	45,613,315	$1,293,520,917	$1,210,473,809

	SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/15	YEAR ENDED 9/30/14
Shares sold	2,049,398	4,033,779	$25,567,810	$50,328,687
Shares issued to shareholders on reinvestment of dividends and distributions	15,687	32,785	195,650	408,738
Shares redeemed	(4,536,404)	(5,456,932)	(56,576,284)	(68,070,737)

Net decrease	(2,471,319)	(1,390,368)	(30,812,824)	(17,333,312)
Beginning of period	7,305,012	8,695,380	92,006,636	109,339,948

End of period	4,833,693	7,305,012	$61,193,812	$92,006,636

	SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/15	YEAR ENDED 9/30/14
Shares sold	923,203	2,122,899	$11,522,948	$26,578,813
Shares issued to shareholders on reinvestment of dividends and distributions	6,248	20,296	78,057	253,810
Shares redeemed	(2,186,976)	(4,474,605)	(27,289,068)	(56,030,116)

Net decrease	(1,257,525)	(2,331,410)	(15,688,063)	(29,197,493)
Beginning of period	3,258,400	5,589,810	41,254,119	70,451,612

End of period	2,000,875	3,258,400	$25,566,056	$41,254,119

98	Sanford C. Bernstein Fund, Inc.

	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/15	YEAR ENDED 9/30/14
Shares sold	8,105,933	16,365,034	$102,070,842	$206,547,998
Shares issued to shareholders on reinvestment of dividends and distributions	43,675	89,202	550,178	1,125,397
Shares redeemed	(13,528,408)	(17,734,554)	(170,386,312)	(223,832,404)

Net decrease	(5,378,800)	(1,280,318)	(67,765,292)	(16,159,009)
Beginning of period	20,434,722	21,715,040	258,092,371	274,251,380

End of period	15,055,922	20,434,722	$190,327,079	$258,092,371

	NEW YORK MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/15	YEAR ENDED 9/30/14
Municipal Class Shares
Shares sold	16,809,283	18,120,657	$237,498,112	$255,206,223
Shares issued to shareholders on reinvestment of dividends and distributions	1,932,681	1,819,246	27,301,931	25,612,982
Shares redeemed	(17,371,578)	(14,542,684)	(245,500,858)	(204,550,820)

Net increase	1,370,386	5,397,219	19,299,185	76,268,385
Beginning of period	101,158,237	95,761,018	1,373,725,442	1,297,457,057

End of period	102,528,623	101,158,237	$1,393,024,627	$1,373,725,442

Class A Shares
Shares sold	2,154,340	4,059,061	$30,473,688	$57,157,632
Shares issued to shareholders on reinvestment of dividends and distributions	217,532	222,131	3,073,138	3,125,453
Shares converted from Class B	7,593	16,946	106,884	238,538
Shares redeemed	(3,891,960)	(4,993,665)	(54,897,996)	(70,202,028)

Net decrease	(1,512,495)	(695,527)	(21,244,286)	(9,680,405)
Beginning of period	14,796,183	15,491,710	213,453,416	223,133,821

End of period	13,283,688	14,796,183	$192,209,130	$213,453,416

2015 Annual Report	99

Notes to Financial Statements (continued)

	NEW YORK MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/15	YEAR ENDED 9/30/14
Class B Shares
Shares sold	1	809	$14	$11,358
Shares issued to shareholders on reinvestment of dividends and distributions	103	294	1,460	4,131
Shares converted to Class A	(7,597)	(16,956)	(106,884)	(238,538)
Shares redeemed	(1,528)	(3,536)	(21,474)	(49,633)

Net decrease	(9,021)	(19,389)	(126,884)	(272,682)
Beginning of period	10,862	30,251	956,666	1,229,348

End of period	1,841	10,862	$829,782	$956,666

Class C Shares
Shares sold	344,774	480,041	$4,877,134	$6,756,322
Shares issued to shareholders on reinvestment of dividends and distributions	51,551	63,686	728,385	895,943
Shares redeemed	(1,103,427)	(1,459,529)	(15,590,977)	(20,507,079)

Net decrease	(707,102)	(915,802)	(9,985,458)	(12,854,814)
Beginning of period	4,853,723	5,769,525	70,784,608	83,639,422

End of period	4,146,621	4,853,723	$60,799,150	$70,784,608

	CALIFORNIA MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/15	YEAR ENDED 9/30/14
Municipal Class Shares
Shares sold	12,821,814	13,878,594	$185,141,626	$199,678,089
Shares issued to shareholders on reinvestment of dividends	1,217,389	1,128,994	17,570,554	16,243,359
Shares redeemed	(9,644,564)	(10,632,108)	(139,347,578)	(152,873,715)

Net increase	4,394,639	4,375,480	63,364,602	63,047,733
Beginning of period	67,595,559	63,220,079	941,404,695	878,356,962

End of period	71,990,198	67,595,559	$1,004,769,297	$941,404,695

100	Sanford C. Bernstein Fund, Inc.

	CALIFORNIA MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/15	YEAR ENDED 9/30/14
Class A Shares
Shares sold	2,557,459	3,382,217	$36,983,162	$48,533,716
Shares issued to shareholders on reinvestment of dividends	80,689	95,203	1,165,099	1,369,551
Shares converted from Class B	100	965	1,438	13,842
Shares redeemed	(4,322,532)	(3,816,889)	(62,421,640)	(54,770,398)

Net decrease	(1,684,284)	(338,504)	(24,271,941)	(4,853,289)
Beginning of period	8,087,244	8,425,748	119,068,022	123,921,311

End of period	6,402,960	8,087,244	$94,796,081	$119,068,022

Class B Shares
Shares sold	0	1	$0	$15
Shares issued to shareholders on reinvestment of dividends	3	7	29	103
Shares converted to Class A	(100)	(965)	(1,438)	(13,842)
Shares redeemed	(1)	(363)	(14)	(5,252)

Net decrease	(98)	(1,320)	(1,423)	(18,976)
Beginning of period	254	1,574	423,650	442,626

End of period	156	254	$422,227	$423,650

Class C Shares
Shares sold	220,460	232,142	$3,180,519	$3,334,343
Shares issued to shareholders on reinvestment of dividends	12,466	15,784	179,959	226,894
Shares redeemed	(302,367)	(624,724)	(4,370,073)	(8,970,155)

Net decrease	(69,441)	(376,798)	(1,009,595)	(5,408,918)
Beginning of period	1,590,352	1,967,150	23,418,475	28,827,393

End of period	1,520,911	1,590,352	$22,408,880	$23,418,475

2015 Annual Report	101

Notes to Financial Statements (continued)

	DIVERSIFIED MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/15	YEAR ENDED 9/30/14
Municipal Class Shares
Shares sold	68,278,825	68,272,497	$990,655,894	$985,218,391
Shares issued to shareholders on reinvestment of dividends and distributions	5,482,969	5,497,071	79,487,767	79,279,424
Shares redeemed	(55,681,255)	(53,339,024)	(806,729,136)	(769,255,743)

Net increase	18,080,539	20,430,544	263,414,525	295,242,072
Beginning of period	317,803,284	297,372,740	4,407,051,982	4,111,809,910

End of period	335,883,823	317,803,284	$4,670,466,507	$4,407,051,982

Class A Shares
Shares sold	25,400,779	60,596,376	$368,929,151	$874,368,915
Shares issued to shareholders on reinvestment of dividends and distributions	1,372,939	926,091	19,918,614	13,375,234
Shares converted from Class B	1,993	5,812	28,776	83,872
Shares redeemed	(99,594,173)	(32,776,915)	(1,438,051,056)	(472,462,963)

Net increase (decrease)	(72,818,462)	28,751,364	(1,049,174,515)	415,365,058
Beginning of period	105,944,202	77,192,838	1,535,827,143	1,120,462,085

End of period	33,125,740	105,944,202	$486,652,628	$1,535,827,143

Class B Shares
Shares sold	910	119	$13,101	$1,708
Shares issued to shareholders on reinvestment of dividends and distributions	50	184	732	2,642
Shares converted to Class A	(1,992)	(5,811)	(28,776)	(83,872)
Shares redeemed	(129)	(13,302)	(1,883)	(191,578)

Net decrease	(1,161)	(18,810)	(16,826)	(271,100)
Beginning of period	7,807	26,617	743,252	1,014,352

End of period	6,646	7,807	$726,426	$743,252

102	Sanford C. Bernstein Fund, Inc.

	DIVERSIFIED MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/15	YEAR ENDED 9/30/14
Class C Shares
Shares sold	669,857	1,215,249	$9,733,694	$17,479,614
Shares issued to shareholders on reinvestment of dividends and distributions	63,769	97,409	925,144	1,403,903
Shares redeemed	(1,902,823)	(3,652,323)	(27,626,088)	(52,642,046)

Net decrease	(1,169,197)	(2,339,665)	(16,967,250)	(33,758,529)
Beginning of period	9,246,763	11,586,428	136,521,061	170,279,590

End of period	8,077,566	9,246,763	$119,553,811	$136,521,061

Advisor Class Shares*
Shares sold	75,539,024	0	$1,088,142,973	$0
Shares issued to shareholders on reinvestment of dividends and distributions	106,602	0	1,536,272	0
Shares redeemed	(1,560,667)	0	(22,492,663)	0

Net increase	74,084,959	0	1,067,186,582	0
Beginning of period	0	0	0	0

End of period	74,084,959	0	$1,067,186,582	$0

*	Commenced distribution on June 26, 2015.

	U.S. GOVERNMENT SHORT DURATION PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/15	YEAR ENDED 9/30/14
Shares sold	593,863	465,576	$7,434,764	$5,832,502
Shares issued to shareholders on reinvestment of dividends and distributions	6,609	14,273	82,754	178,847
Shares redeemed	(1,271,639)	(1,104,046)	(15,918,599)	(13,833,330)

Net decrease	(671,167)	(624,197)	(8,401,081)	(7,821,981)
Beginning of period	3,591,001	4,215,198	45,426,357	53,248,338

End of period	2,919,834	3,591,001	$37,025,276	$45,426,357

2015 Annual Report	103

Notes to Financial Statements (continued)

	SHORT DURATION PLUS PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/15	YEAR ENDED 9/30/14
Short Duration Plus Class Shares
Shares sold	9,600,271	7,068,886	$112,823,331	$83,132,610
Shares issued to shareholders on reinvestment of dividends	127,991	167,994	1,503,428	1,975,937
Shares redeemed	(14,056,126)	(14,207,171)	(165,048,681)	(167,124,511)

Net decrease	(4,327,864)	(6,970,291)	(50,721,922)	(82,015,964)
Beginning of period	26,690,934	33,661,225	339,949,400	421,965,364

End of period	22,363,070	26,690,934	$289,227,478	$339,949,400

Class A Shares
Shares sold	1,866,695	3,624,640	$21,933,404	$42,645,704
Shares issued to shareholders on reinvestment of dividends	10,790	16,208	126,756	190,764
Shares converted from Class B	40,391	35,624	474,766	419,403
Shares redeemed	(3,433,003)	(2,918,009)	(40,358,831)	(34,332,723)

Net increase (decrease)	(1,515,127)	758,463	(17,823,905)	8,923,148
Beginning of period	4,573,306	3,814,843	57,656,130	48,732,982

End of period	3,058,179	4,573,306	$39,832,225	$57,656,130

Class B Shares
Shares sold	15,617	26,817	$183,413	$315,225
Shares issued to shareholders on reinvestment of dividends	65	266	766	3,129
Shares converted to Class A	(40,473)	(35,689)	(474,766)	(419,403)
Shares redeemed	(46,321)	(36,487)	(543,133)	(428,524)

Net decrease	(71,112)	(45,093)	(833,720)	(529,573)
Beginning of period	100,202	145,295	2,993,711	3,523,284

End of period	29,090	100,202	$2,159,991	$2,993,711

Class C Shares
Shares sold	278,256	331,446	$3,263,414	$3,892,633
Shares issued to shareholders on reinvestment of dividends	1,370	3,314	16,057	38,934
Shares redeemed	(431,468)	(583,652)	(5,063,094)	(6,856,494)

Net decrease	(151,842)	(248,892)	(1,783,623)	(2,924,927)
Beginning of period	1,322,466	1,571,358	17,108,709	20,033,636

End of period	1,170,624	1,322,466	$15,325,086	$17,108,709

104	Sanford C. Bernstein Fund, Inc.

	INTERMEDIATE DURATION PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/15	YEAR ENDED 9/30/14
Shares sold	27,961,563	34,136,572	$380,228,364	$463,793,639
Shares issued to shareholders on reinvestment of dividends and distributions	10,994,716	6,809,698	148,856,866	92,449,011
Shares redeemed	(62,479,447)	(54,841,635)	(854,035,949)	(744,692,573)

Net decrease	(23,523,168)	(13,895,365)	(324,950,719)	(188,449,923)
Beginning of period	280,558,793	294,454,158	3,686,618,883	3,875,068,806

End of period	257,035,625	280,558,793	$3,361,668,164	$3,686,618,883

As of September 30, 2015, certain shareholders of the Short Duration California Municipal Portfolio and U.S. Government Short Duration owned 11% and 11% of the Portfolio’s outstanding shares, respectively. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE 7.	Line of Credit

The Emerging Markets Portfolio maintains a $35,000,000 line of credit intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. The Board allowed the line of credit to expire on July 24, 2015. Commitment fees related to the line of credit are paid by the Portfolio and are included in the miscellaneous expenses in the statements of operations. The Portfolio did not utilize the line of credit during the period October 1, 2014 to July 24, 2015.

NOTE 8.	New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2015-07, which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the disclosure requirement for investments not valued at net asset value. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE 9.	Subsequent Events

Effective November 1, 2015, the advisory fee waiver for the Emerging Markets Portfolio was reduced from 0.05% to 0.025%. This waiver will be in effect until October 31, 2016.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Portfolios’ financial statements through this date.

2015 Annual Report	105

2015 Federal Tax Information (Unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by each applicable Portfolio during the taxable year ended September 30, 2015. For foreign shareholders, the following percentages of dividends paid by each Portfolio may be considered to be qualifying to be taxed as interest-related dividends:

PORTFOLIO	% OF QUALIFIED INTEREST INCOME (FOREIGN SHAREHOLDERS)
U.S. Government Short Duration	98.16%
Short Duration Plus	97.18%
Intermediate Duration	55.37%

For the taxable year ended September 30, 2015, each Portfolio designates the following amounts as the maximum amount that may be considered qualified dividend income for individual shareholders:

PORTFOLIO	QUALIFIED DIVIDEND INCOME
International	$35,149,932
Tax-Managed International	83,213,257
Emerging Markets	18,671,354

Certain Portfolios intend to make an election to pass through foreign taxes paid by the Portfolios to their shareholders. For the taxable year ended September 30, 2015, the maximum amounts of foreign taxes that may be passed through and the foreign source income for information reporting purposes is as follows:

PORTFOLIO	FOREIGN TAXES TO PASS THROUGH	FOREIGN SOURCE INCOME
International	$2,518,985	$39,862,875
Tax-Managed International	6,028,967	96,600,133
Emerging Markets	3,665,496	31,774,382

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2016.

106	Sanford C. Bernstein Fund, Inc.

Sanford C. Bernstein Fund, Inc.

BOARD OF DIRECTORS

Bart Friedman*^

Chairman

Seth Masters

President

Suzanne Brenner*

Director

R. Jay Gerken*

Director

William Kristol*

Director

Debra Perry*

Director

Donald K. Peterson*

Director

OFFICERS

Philip L. Kirstein

Senior Vice President and Independent Compliance Officer

Sharon E. Fay(1)

Vice President

Kent Hargis(1)

Vice President

Laurent Saltiel(1)

Vice President

Karen A. Sesin(1)

Vice President

Henry S. D’Auria(1)

Vice President

Kevin F. Simms(1)

Vice President

Michael Brooks(1)

Vice President

Fred S. Cohen(1)

Vice President

R.B. (“Guy”) Davidson III(1)

Vice President

Wayne Godlin(1)

Vice President

Terrance T. Hults(1)

Vice President

Jon P. Denfeld(1)

Vice President

Shawn Keegan(1)

Vice President

Alison M. Martier(1)

Vice President

Douglas J. Peebles(1)

Vice President

Greg J. Wilensky(1)

Vice President

Paul J. DeNoon(1)

Vice President

Joseph J. Mantineo

Treasurer and Chief Financial Officer

Phyllis J. Clarke

Controller

Emilie D. Wrapp

Secretary

Vincent S. Noto

Chief Compliance Officer

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

300 Madison Avenue New York, New York 10017

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue New York, New York 10019

CUSTODIAN AND ACCOUNTING AGENT AND TRANSFER AGENT

State Street Bank and Trust Company

State Street Corporation CCB/5 1 Iron Street Boston, Massachusetts 02210

INVESTMENT ADVISER

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

* Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

^ Member of the Fair Value Pricing Committee.

(1) The day-to-day management of, and investment decisions for, the International Portfolio and Tax-Managed International Portfolio are made by the International Team. Mses. Fay and Sesin and Messrs. Hargis, Saltiel and Simms are the investment professionals with the most significant responsibility for the day-to-day management of the Funds’ portfolios. The day-to-day management of, and investment decisions for, the Emerging Markets Portfolio are made by the Emerging Markets Team. Ms. Sesin and Messrs. D’Auria and Saltiel are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio. The day-to-day management of, and investment decisions for, the U.S. Government Short Duration Portfolio and Short Duration Plus Portfolio are made by the U.S. Investment Grade: Liquid Markets Structured Products Investment Team. Ms. Martier and Messrs. Denfeld, Keegan, Peebles and Wilensky are the investment professionals with the most significant responsibility for the day-to-day management of the Funds’ portfolios. The day-to-day management of, and investment decisions for, the Intermediate Duration Portfolio are made by the U.S. Investment Grade: Core Fixed Income Team. Ms. Martier and Messrs. DeNoon, Keegan, Peebles and Wilensky are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio. The day-to-day management of, and investment decisions for, the Fixed Income Municipal Portfolios are made by the Municipal Bond Investment Team. Messrs. Brooks, Cohen, Davidson, Godlin and Hults are the investment professionals with the most significant responsibility for the day-to-day management of the Funds’ portfolios.

2015 Annual Report	107

Sanford C. Bernstein Fund, Inc.

DIRECTORS’ INFORMATION
Name, Address+, Age, (Year of Election*)	Principal Occupation(s) During Past 5 Years	Portfolios in Fund Complex Overseen By Director	Other Directorships Held by Director
INTERESTED DIRECTOR
Seth Masters† c/o AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY 10105 56 (2015)	Senior Vice President of the Adviser with which he has been associated since prior to 2010. He is Chief Investment Officer (“CIO”) of Bernstein Global Wealth Management. From 2010 to 2013, he was CIO for Asset Allocation, overseeing the firm’s Dynamic Asset Allocation, Target Date, Target Risk and Indexed services. From 2008 to 2010, he was head of AB’s Defined Contribution business unit. From 2002 to 2008, he was Chief Investment Officer of Blend Strategies. From 1994 to 2002, he was CIO of Emerging Market Value Equities. He joined Bernstein in 1991 as a research analyst covering global financial firms. Prior to joining AB, Mr. Masters worked as a senior associate at Booz, Allen & Hamilton from 1986 to 1990 and taught economics in China from 1983 to 1985.	21	Chair of the Wenner-Gren Foundation Board; and Chair of the Finance Committee of Bennington College until 2011
DISINTERESTED DIRECTORS
Bart Friedman,‡^ Chairman of the Board 71 (2005)	Senior Partner at Cahill Gordon & Reindel LLP (law firm) since prior to 2010.	21	Chair of the Audit Committee of The Brookings Institution; Chair of the Audit and Compensation Committees of Lincoln Center for the Performing Arts; Allied World Assurance Holdings; and Ovid Therapeutics Inc.

Suzanne Brenner,‡ 57 (2014)	Senior Vice President and Chief Investment Officer (CIO) of the Metropolitan Museum of Art, which she joined in 1999. Ms. Brenner is a Certified Public Accountant in the state of New York. Previously, she held many investment management and finance positions with various public and private entities, including the Rockefeller Foundation (1994-1999), through a private equity firm, QCS, Inc. (1992-1994), and Ernst & Young LLP (1981-1992). She is a member of the Emerita Counsel of 100 Women in Hedge Funds, a global association of more than 10,000 professional women since 2008, and previously served on the Board of Directors of The Investment Fund for Foundations (“TIFF”) from 2003 until 2010.	21	100 Women in Hedge Funds (through December 31, 2014)

108	Sanford C. Bernstein Fund, Inc.

DIRECTORS’ INFORMATION (continued)
Name, Address+, Age, (Year of Election*)	Principal Occupation(s) During Past 5 Years	Portfolios in Fund Complex Overseen By Director	Other Directorships Held by Director
R. Jay Gerken,‡ 64 (2013)	Formerly, President and Chief Executive Officer of Legg Mason Partners Fund Advisor, LLC, and President & Board Member of The Legg Mason and Western Asset mutual funds from 2005 until June 2013. Previously, he was the President and Chair of the funds boards of the Citigroup Asset Management mutual funds (2002-2005); Portfolio Manager and Managing Director, Smith Barney Asset Management (1993-2001) and President & CEO, Directions Management of Shearson Lehman, Inc. (1988-1993).	21	Cedar Lawn Corporation; Trustee of the New Jersey Chapter of the Nature Conservancy; Trustee of the United Methodist Foundation of New Jersey; and Associated Banc-Corp

William Kristol,‡ 62 (1994)	Editor, The Weekly Standard since prior to 2010. He is a regular contributor on ABC’s This Week and on ABC’s special events and election coverage, and appears frequently on other political commentary shows.	21	Manhattan Institute; John M. Ashbrook Center for Public Affairs at Ashland University; The Salvatori Center at Claremont McKenna College; The Shalem Foundation; and The Institute for the Study of War

Debra Perry,‡ 64 (2011)	Formerly, Senior Managing Director of Global Ratings and Research, Moody’s Investors Service, Inc. from 2001 to 2004; Chief Administrative Officer, Moody’s, from 1999 to 2001; Chief Credit Officer, Moody’s, from 2000 to 2001; Group Managing Director for the Finance, Securities and Insurance Ratings Groups, Moody’s Corp., from 1996 to 1999; Earlier she held executive positions with First Boston Corporation and Chemical Bank.	21	PartnerRe; Korn/Ferry International; Bank of America Funds Series Trust; Committee for Economic Development; and CNO Financial Group since prior to 2010 until 2011

Donald K. Peterson,‡ 66 (2007)	Formerly, Chairman and Chief Executive Officer, Avaya Inc. from 2002 to 2006; President and Chief Executive Officer, Avaya Inc. from 2000 to 2001; President, Enterprise Systems Group in 2000; Chief Financial Officer, Lucent Technologies from 1996 to 2000; Chief Financial Officer, AT&T, Communications Services Group from 1995 to 1996; President, Nortel Communications Systems, Inc. from 1994 to 1995. Prior thereto, he was at Nortel from 1976 to 1995.	21	Worcester Polytechnic Institute, (Emeritus); Member of the Board of TIAA-CREF; and Member of the Board of TIAA-CREF Trust Company, FSB

* There is no stated term of office for the Directors.

† Mr. Masters is an “interested person” as defined in the Investment Company Act of 1940, because of his affiliation with AllianceBernstein.

+ The address for each of the Fund’s Disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

‡ Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

^ Member of the Fair Value Pricing Committee.

2015 Annual Report	109

Sanford C. Bernstein Fund, Inc. (continued)

OFFICERS’ INFORMATION
Name, Address* and Age	Position(s) Held with Fund	Principal Occupation During Past 5 Years
Seth Masters, 56	President	See biography above.

Philip L. Kirstein, 70	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Sharon E. Fay, 55	Vice President	Senior Vice President of AllianceBernstein (the “Adviser”)†, with which she has been associated since prior to 2010. She is also Head of AB Equities since 2010 and Chief Investment Officer of Global Value Equities since prior to 2010.

Kent Hargis, 47	Vice President	Senior Vice President of the Adviser†, with which he has been associated in a similar capacity to his current position since prior to 2010, and Director of Quantitative Research Equities.

Laurent Saltiel, 45	Vice President	Senior Vice President of the Adviser†, with which he has been associated since 2010. Chief Investment Officer of International Large Cap Growth and Emerging Markets Growth. Prior thereto, he was associated with Janus Capital as a portfolio Adviser since prior to 2010.

Karen A. Sesin, 56	Vice President	Senior Vice President and Head of Blend Strategies and Senior Portfolio Manager of Equity Strategies of the Adviser†, with which she has been associated in a similar capacity to her current position since prior to 2010.

Henry S. D’Auria, 53	Vice President	Senior Vice President of the Adviser† and Chief Investment Officer—Emerging Markets Value Equities and was Co-Chief Investment Officer—International Value Equities until 2012. Mr. D’Auria has been associated with the Adviser in similar capacities since prior to 2010.

110	Sanford C. Bernstein Fund, Inc.

OFFICERS’ INFORMATION (continued)
Name, Address* and Age	Position(s) Held with Fund	Principal Occupation During Past 5 Years
Kevin F. Simms, 49	Vice President	Senior Vice President of the Adviser†, with which he has been associated in a substantially similar capacity to his current position since prior to 2010. He is also Chief Investment Officer of Global and International Value Equities and Chairman of the Global Investment Policy Group since July 2014.

Michael Brooks, 67	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2010.

Fred S. Cohen, 57	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2010, and Director of Municipal Bond Trading.

R.B. (“Guy”) Davidson III, 54	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2010, and Director of Municipal Bond Management.

Wayne Godlin, 54	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2010.

Terrance T. Hults, 49	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2010.

Jon P. Denfeld, 45	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2010.

Shawn Keegan, 44	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2010.

Alison M. Martier, 58	Vice President	Senior Vice President of the Adviser†, with which she has been associated since prior to 2010, and Director of the Fixed Income Senior Portfolio Adviser Team.

Douglas J. Peebles, 50	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2010, and Chief Investment Officer and Head of AB Fixed Income.

2015 Annual Report	111

Sanford C. Bernstein Fund, Inc. (continued)

OFFICERS’ INFORMATION (continued)
Name, Address* and Age	Position(s) Held with Fund	Principal Occupation During Past 5 Years
Greg J. Wilensky, 48	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2010, and Director of Stable Value Investments.

Paul J. DeNoon, 53	Vice President	Senior Vice President of the Adviser†, with which he has been associated in a substantially similar capacity to his current position since prior to 2010, and Director of Emerging Markets Debt.

Emilie D. Wrapp, 59	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”)†, with which she has been associated since prior to 2010.

Joseph J. Mantineo, 56	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)†, with which he has been associated since prior to 2010.

Phyllis J. Clarke, 54	Controller	Vice President of ABIS†, with which she has been associated since prior to 2010.

Vincent S. Noto, 50	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser† since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser since prior to 2010.

112	Sanford C. Bernstein Fund, Inc.

* The address for each of the Fund’s Officers is 1345 Avenue of the Americas New York, NY 10105.

† The Adviser, ABI and ABIS are affiliates of the Fund.

‡ Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at 1-800-227-4618, or visit www.bernstein.com, for a free prospectus or SAI.

The Following Is Not Part of the Shareholder Report or the Financial Statements

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and Sanford C. Bernstein Fund, Inc. (the “Fund”) with respect to the following Portfolios:2

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

Short Duration New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

New York Municipal Portfolio

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

In connection with the establishment of the International Small Cap Portfolio of the Bernstein Fund, Inc., the Adviser proposed at the September 17, 2015 meeting to revise the investment policies of Tax-Managed International Portfolio and International Portfolio to reduce or eliminate the Portfolios’ small-cap exposure to permit them to focus on securities of larger companies.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the

Assurance of Discontinuance between the NYAG and the Adviser. On March 30, 2010, the Supreme Court held the

1 The Senior Officer’s evaluation was completed on October 5, 2015 and discussed with the Board on October 14, 21 and 22, 2015.

2 Future references to the various Portfolios do not include “Sanford C. Bernstein.” It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to the Private Client Class shares of the Portfolios unless otherwise indicated.

2015 Annual Report	113

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.”Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIOS’ ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolios pay the advisory fees set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

PORTFOLIO	ADVISORY FEE BASED ON % OF AVERAGE DAILY NET ASSETS[4]
Tax-Managed International Portfolio	First $1 billion	0.925%
	Next $3 billion	0.850%
	Next $2 billion	0.800%
	Next $2 billion	0.750%
	Next $2 billion	0.650%
	On the balance	0.600%
	The Adviser has proposed extending its 5 basis points advisory fee waiver through October 31, 2016.
International Portfolio	First $1 billion	0.925%
	Next $3 billion	0.850%
	Next $2 billion	0.800%
	Next $2 billion	0.750%
	On the balance	0.650%
	The Adviser has proposed extending its 5 basis points advisory fee waiver through October 31, 2016.
Emerging Markets Portfolio	First $1 billion	1.175%
	Next $1 billion	1.050%
	Next $1 billion	1.000%
	Next $3 billion	0.900%
	On the balance	0.850%
	The Adviser has proposed removing the 5 basis points advisory fee waiver.
U.S. Government Short Duration Portfolio	First $750 million	0.450%
Short Duration Plus Portfolio	On the balance	0.400%
Short Duration California Municipal Portfolio
Short Duration Diversified Municipal Portfolio
Short Duration New York Municipal Portfolio
Intermediate Duration Portfolio	First $1 billion	0.500%
Diversified Municipal Portfolio	Next $2 billion	0.450%
	Next $2 billion	0.400%
	Next $2 billion	0.350%
	On the balance	0.300%
California Municipal Portfolio	First $1 billion	0.500%
New York Municipal Portfolio	Next $2 billion	0.450%
	Next $2 billion	0.400%
	On the balance	0.350%

3 Jones v. Harris at 1427.

4 The advisory fees of each Portfolio are based on the percentage of each Portfolio’s net assets, not a combination of any of the Portfolios shown. U.S. Government Short Duration Portfolio, Short Duration Plus, Short Duration California Municipal Portfolio, Short Duration Diversified Municipal Portfolio and Short Duration New York Municipal Portfolio have not reached the first breakpoint of their investment advisory fee schedules.

114	Sanford C. Bernstein Fund, Inc.

The Portfolios’ net assets on September 30, 2015 and September 30, 2014 are set forth below:

PORTFOLIO	09/30/15 NET ASSETS* ($MM)	09/30/14 NET ASSETS* ($MM)	CHANGE ($MM)
Tax-Managed International Portfolio	$3,569.0	$3,754.9	-$	185.9
International Portfolio	$1,460.6	$1,535.8	-$	75.2
Emerging Markets Portfolio	$1,108.2	$1,299.2	-$	191.0
U.S. Government Short Duration Portfolio	$36.6	$45.0	-$	8.4
Short Duration Plus Portfolio	$313.2	$384.1	-$	70.9
Intermediate Duration Portfolio	$3,453.7	$3,852.8	-$	399.1
Short Duration California Municipal Portfolio	$25.0	$40.8	-$	15.8
Short Duration Diversified Municipal Portfolio	$189.9	$257.3	-$	67.4
Short Duration New York Municipal Portfolio	$60.7	$91.3	-$	30.6
California Municipal Portfolio	$1,151.9	$1,119.9		$32.0
Diversified Municipal Portfolio	$6,530.5	$6,298.7		$231.8
New York Municipal Portfolio	$1,693.4	$1,713.0	-$	19.6
*	Unaudited; based on preliminary net assets.

There have been various amendments to the investment advisory fee schedules of the Portfolios since October 2004 as a result of the Board of Directors’ negotiations with the Adviser. Set forth in the table below is the impact in percentage terms of the advisory fee schedule changes made since October 2004 for each Portfolio. The estimated fees are based on September 30, 2015 net assets:

EFFECTIVE ADVISORY FEES BASED ON OCTOBER 2004 FEE SCHEDULE VS. CURRENT FEE SCHEDULE
PORTFOLIO	OCTOBER 2004	CURRENT	DIFFERENCE
Tax-Managed International Portfolio	0.928%	0.821%[5]	-0.107%
International Portfolio	0.968%	0.851%[5]	-0.117%
Emerging Markets Portfolio	1.238%	1.113%[5]	-0.125%
U.S. Government Short Duration Portfolio	0.500%	0.450%	-0.050%
Short Duration Plus Portfolio	0.500%	0.450%	-0.050%
Intermediate Duration Portfolio	0.464%	0.458%	-0.006%
Short Duration California Municipal Portfolio	0.500%	0.450%	-0.050%
Short Duration Diversified Municipal Portfolio	0.500%	0.450%	-0.050%
Short Duration New York Municipal Portfolio	0.500%	0.450%	-0.050%
California Municipal Portfolio	0.493%	0.493%	0.000%
Diversified Municipal Portfolio	0.458%	0.419%	-0.039%
New York Municipal Portfolio	0.480%	0.480%	-0.000%
Set forth below are the Portfolios’ total expense ratios for the semi-annual period ended March 31, 2015:

PORTFOLIO	SEMI-ANNUAL PERIOD ENDING 03/31/15 TOTAL EXPENSE RATIO[6]
Tax-Managed International Portfolio[7]	Private Client	1.11%
	Class A	1.14%
	Class B	1.85%
	Class C	1.86%

5 The estimated advisory fees include the 5 basis points advisory fee waiver effective through October 31, 2015.

6 Annualized.

7 Effective February 25, 2013, AllianceBernstein Investor Services, Inc. (“ABIS”), the Portfolio’s transfer agent for its retail class shares, waived the $18,000 minimum charge for the Portfolio. Effective October 1, 2013, the Adviser agreed to bear the costs of transfer agency and printing fees for Classes A, B and C. For the six month ended March 31, 2015, such fees amounted to $4,388 and $23,775, respectively for Tax-Managed International Portfolio and International Portfolio

2015 Annual Report	115

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

PORTFOLIO	SEMI-ANNUAL PERIOD ENDING 03/31/15 TOTAL EXPENSE RATIO[6]
International Portfolio[7]	Private Client	1.16%
	Class A	1.18%
	Class B	1.90%
	Class C	1.90%

Emerging Markets Portfolio	Private Client	1.44%

U.S. Government Short Duration Portfolio	Private Client	0.78%

Short Duration Plus Portfolio[8],[9]	Private Client	0.63%
	Class A	0.99%
	Class B	1.15%
	Class C	1.14%

Intermediate Duration Portfolio	Private Client	0.59%

Short Duration California Municipal Portfolio[8]	Private Client	0.78%

Short Duration Diversified Municipal Portfolio	Private Client	0.63%

Short Duration New York Municipal Portfolio	Private Client	0.68%

California Municipal Portfolio	Private Client	0.63%
	Class A	0.85%
	Class B	1.94%
	Class C	1.57%

Diversified Municipal Portfolio	Private Client	0.55%
	Class A	0.83%
	Class B	1.59%
	Class C	1.55%

New York Municipal Portfolio	Private Client	0.61%
	Class A	0.83%
	Class B	1.57%
	Class C	1.55%

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Servicing the Portfolios’ Private Client and Retail investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to

8 For the six month period ending March 31, 2015, to prevent expenses of Short Duration Plus Portfolio and Short Duration California Municipal Portfolio from exceeding its total income on a daily basis, the Adviser voluntarily reimbursed an additional amount of $8,757 and $1,066, respectively. Short Duration Plus Portfolio’s distributor, AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, reimbursed an additional amount of $95.

9 ABI voluntarily agreed to waive a portion of the Portfolio’s Rule 12b-1 fee for Classes A, B and C shares to limit such fee to 0.20%, 0.45% and 0.45%, respectively for each share class. For the six months ended March 31, 2015, such waiver amounted to $43,745.

116	Sanford C. Bernstein Fund, Inc.

achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fee charged to institutional accounts that have investment styles similar to the Portfolios.10 In addition to the relevant AB Institutional fee schedule, set forth below are what would have been the effective advisory fees of the Portfolios had the AB Institutional fee schedules been applicable to the Portfolios versus the Portfolios’ advisory fees based on September 30, 2015 net assets.11

PORTFOLIO	NET ASSETS 09/30/15 ($MIL)	AB INSTITUTIONAL (“INST.”) FEE SCHEDULE	EFFECTIVE AB INST. ADV. FEE	PORTFOLIO ADVISORY FEE
Tax-Managed International Portfolio[12]	$3,569.0	International Style Blend 80 bp on 1st 25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.408%	0.821%

International Portfolio[12]	$1,460.6	International Style Blend 80 bp on 1st 25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.420%	0.851%

Emerging Markets Portfolio[12]	$1,108.2	Emerging Markets Style Blend 100 bp on 1st $50 million 80 bp on the balance Minimum account size: $50m	0.809%	1.113%

U.S. Government Short Duration Portfolio[13]	$36.6	Low Duration 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $25m	0.255%	0.450%

10 The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

11 The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

12 The effective advisory fee shown for the Portfolio reflects the 5 basis points advisory fee waiver currently in place.

13 The Portfolio’s duration target of 1 to 3 years is similar to that of AllianceBernstein Institutional Low Duration, which targets a duration within 20% of the Merrill Lynch 1-3 Year Treasury Index. However, unlike AB Institutional Low Duration, the Portfolio has a relatively more restrictive investment strategy, which limits the Portfolio’s investments primarily to U.S. Government and agency securities.

2015 Annual Report	117

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

PORTFOLIO	NET ASSETS 09/30/15 ($MIL)	AB INSTITUTIONAL (“INST.”) FEE SCHEDULE	EFFECTIVE AB INST. ADV. FEE	PORTFOLIO ADVISORY FEE
Short Duration Plus Portfolio	$313.2	Low Duration 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $25m	0.283%	0.450%

Intermediate Duration Portfolio	$3,453.7	U.S. Strategic Core Plus 50 bp on 1st $30 million 20 bp on the balance Minimum account size: $25m	0.255%	0.458%

Short Duration California Municipal Portfolio	$25.0	Short Duration California Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.280%	0.450%

Short Duration Diversified Municipal Portfolio	$189.9	Short Duration Diversified Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.187%	0.450%

Short Duration New York Municipal Portfolio	$60.7	Short Duration New York Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.233%	0.450%

California Municipal Portfolio	$1,151.9	Intermediate Duration California Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.196%	0.493%

Diversified Municipal Portfolio	$6,530.5	Intermediate Duration Diversified Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.189%	0.419%

New York Municipal Portfolio	$1,693.4	Intermediate Duration New York Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.193%	0.480%

118	Sanford C. Bernstein Fund, Inc.

With respect to Tax-Managed International Portfolio and International Portfolio, the Senior Officer compared the differences between the advisory fees charged to the Portfolios and the fees charged to their corresponding institutional accounts (herein referred to as the “spread”) and the spreads of the Portfolios’ group of Lipper peers.14 The Senior Officer noted the high spreads for Tax-Managed International Portfolio and International Portfolio due to the relatively low advisory fees charged to the AB institutional accounts in comparison to the advisory fees charged to the institutional accounts of the Portfolios’ Lipper peers.

The Adviser also manages the AB Mutual Funds (“ABMF”), which are investment companies. The advisory fee schedules of most ABMF funds in existence at the time of the settlement were affected by the AoD, which contemplated eight categories with almost all of the ABMF funds in each category having the same fee schedule. Certain of the eight categories are applicable to the Portfolios and the advisory fee schedules of those categories are set forth below. Also shown are the effective advisory fees of the Portfolios based on the investment advisory fees schedules of the ABMF funds and what would have been the effective advisory fees of the Portfolios had the advisory fee schedules of the ABMF funds been applicable to the Portfolios based on the Portfolios’ September 30, 2015 net assets:

PORTFOLIO	NYAG CATEGORY	ABMF FEE SCHEDULE	ABMF EFFECTIVE FEE	PORTFOLIO ADVISORY FEE
Tax-Managed International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.720%	0.821%

International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.750%	0.851%

Emerging Markets Portfolio	Specialty	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.750%	1.113%

U.S. Government Short Duration Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration Plus Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Intermediate Duration Portfolio[15]	High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	0.450%	0.458%

Short Duration California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.493%

14 Group peers selected by Lipper from the 2015 Lipper 15(c) Report.

15 The Adviser also manages Sanford C. Bernstein Fund II—Intermediate Duration Institutional Portfolio (“SCB II”), an open-end mutual fund that has a somewhat similar investment style as the Portfolio. The Adviser charges SCB II an advisory fee rate of 0.50% on the first $1 billion and 0.45% thereafter, and reimburses SCB II for expenses above the fund’s expense cap of 0.45%.

2015 Annual Report	119

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

PORTFOLIO	NYAG CATEGORY	ABMF FEE SCHEDULE	ABMF EFFECTIVE FEE	PORTFOLIO ADVISORY FEE
Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.407%	0.419%

New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.480%

Set forth below is the advisory fee schedules of certain ABMFs, which have a somewhat similar investment style as Emerging Markets Portfolio, and whose advisory fee schedule does not follow the NYAG Specialty category. Also set forth below is what would have been the effective advisory fees of the Portfolio had the retail mutual fund’s fee schedule been applicable to the Portfolio based on the Portfolio’s September 30, 2015 net assets:

PORTFOLIO	ABMF FUND	ABMF FEE SCHEDULE	ABMF EFFECTIVE FEE	PORTFOLIO ADVISORY FEE
Emerging Markets Portfolio	Emerging Markets Multi-Asset Portfolio[16]	100 bp on 1st $1 billion 95 bp on next $1 billion 90 bp on next $1 billion 85 bp on the balance	0.995%	1.113%

	Emerging Markets Growth Portfolio[17]	117.5 bp on 1st $1 billion 105 bp on next $1 billion 100 bp on next $1 billion 90 bp on next $3 billion 85 bp on the balance The Adviser is currently waiving 5 basis points of its advisory fee.	1.113%	1.113%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg, Japan, South Korea and Taiwan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for the Luxembourg funds that have a somewhat similar investment style as the Emerging Markets Portfolio:

PORTFOLIO	LUXEMBOURG FUND	LUXEMBOURG FEE[18]
Emerging Markets Portfolio	Emerging Markets Growth
	Class A	1.70%
	Class I (Institutional)	0.90%

Emerging Markets Portfolio	Emerging Markets Value
	Class A	1.75%
	Class I (Institutional)	0.95%

16 Emerging Markets Multi-Asset Portfolio invests primarily in equity and debt securities of emerging market issuers and the currencies of the emerging market countries.

17 Emerging Markets Growth Portfolio invests primarily in equity securities of emerging market issuers and related derivatives. In managing the Portfolio, the Adviser employs a “bottom up” investment process that focuses on the company’s prospective earnings growth valuation and business quality. The Adviser typically looks for companies that have strong, experienced management teams and the potential to support greater than expected earnings growth rate.

18 Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services.

120	Sanford C. Bernstein Fund, Inc.

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedules of the ITM mutual funds that have a similar investment style as Emerging Markets Portfolio are set forth below:

PORTFOLIO	ITM MUTUAL FUND	DISTRIBUTOR	FEE
Emerging Markets Portfolio	AllianceBernstein Emerging Markets Growth Equity Fund[19],[20]	Sumitomo Trust Bank	0.800%

	AllianceBernstein Emerging Markets Growth Stock A / B	Nomura Sec.	0.900%

	AllianceBernstein Emerging Markets Growth Equity Fund (SMA)	Sumitomo Trust Bank	0.850%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families that have a somewhat similar investment style as certain of the Portfolios. The Adviser charges the fees set forth below for the following sub-advisory relationships. Also shown are the Portfolios’ advisory fees, the advisory fee schedules of the sub-advised funds and the effective advisory fees of the sub-advisory relationships based on the Portfolios’ September 30, 2015 net assets:

PORTFOLIO	SUB-ADVISED FUND	SUB-ADVISED FUND FEE SCHEDULE	SUB-ADVISED FUND EFFECTIVE FEE (%)	PORTFOLIO ADVISORY FEE (%)
International Portfolio	Client #1[21]	0.60% on the first $1 billion 0.55% on the next $500 million 0.50% on the next $500 million 0.45% on the next $500 million 0.40% on the balance	0.584%	0.851%

Emerging Markets Portfolio[22]	Client #2	0.75% on the first $50 million 0.55% on the next $50 million 0.50% on the next $300 million 0.45% on the balance	0.482%	1.113%

U.S. Government Short Duration Portfolio	Client #3[21]	0.065% on the first $5 billion 0.05% on the next $5 billion 0.04% on the balance (assets aggregated with one other account)	0.065%	0.450%

Intermediate Duration Portfolio	Client #4[21]	0.29% on the first $100 million 0.20% on the balance	0.203%	0.458%

Diversified Municipal Portfolio	Client #5	0.16% on the first $40 million 0.15% on the next $40 million 0.14% on the next $40 million 0.13% on the balance (aggregated with other client accounts)	0.130%	0.419%

19 The ITM fund is privately placed or institutional.

20 The ITM fund has an additional Fund of Funds fee of 0.10% paid to its manager, Sumitomo Trust Bank, in addition to the AllianceBernstein fee.

21 The sub-advised relationship is with an affiliate of the Adviser.

22 The advisory fee shown for Emerging Markets Portfolio includes the 5 basis points advisory fee waiver.

2015 Annual Report	121

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

While it appears that certain sub-advisory relationships are paying a lower fee than the Portfolios, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the service provided, risks involved and other competitive factors between the Portfolios and sub-advisory relationships. There could also be various business-related reasons why an investment adviser would be willing to manage a sub-advisory relationship where it is providing only investment related service at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services generally required by a registered investment company in addition to investment related service.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services by other investment advisers.23,24 Broadridge’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the subject Portfolio, to the median of the Portfolio’s Broadridge Expense Group (“EG”)25 and the Portfolio’s contractual management fee ranking.26

Broadridge describes an EG as a representative sample of comparable funds. Broadridge’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, Lipper investment classification/objective, load type, similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Contractual management fees on a pro-forma basis are also shown for Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio to show the effect of the 5 basis points investment advisory fee waiver on the Portfolios’ comparisons to their Broadridge peers.

PORTFOLIO	CONTRACTUAL MANAGEMENT FEE (%)	BROADRIDGE EG MEDIAN (%)	BROADRIDGE EG RANK
Tax-Managed International Portfolio[27]	0.869	0.819	10/14
Pro-forma	0.819	0.819	8/14

International Portfolio[27]	0.897	0.944	6/15
Pro-forma	0.847	0.944	5/15

Emerging Markets Portfolio[28],[29]	1.150	1.125	10/18
Pro-forma	1.100	1.125	9/18

23 The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

24 On June 5, 2015, Broadridge acquired the Fiduciary Services and Competitive Intelligence unit, i.e., the group responsible for providing the Portfolios’ 15(c) reports, from Thomson Reuters’ Lipper division. The group that maintains Lipper’s expense and performance databases and investment classifications/objectives remains a part of Thomson Reuters’ Lipper division. Accordingly, the Portfolios’ investment classifications/objectives continue to be determined by Lipper.

25 Broadridge does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

26 The contractual management fee is calculated by Broadridge using the Portfolio’s contractual management fee rate at the hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Broadridge’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Portfolio had the lowest effective fee rate in the Broadridge peer group.

27 On July 9, 2013, Lipper changed its investment classification for Tax-Managed International Portfolio and International Portfolio from International Multi-Cap Core (“IMLC”) to International Multi-Cap Growth (“IMLG”).

28 The Portfolio’s actual management fee was 1.098%, while the EG and EU medians for actual (net) management fees was 1.088% and 0.962%, respectively. The Portfolio’s management fee on a gross basis, in which the management fee waiver is added to the management fee, was 1.148%, while the EG and EU medians for gross management fees were 1.103% and 1.048%, respectively.

29 The difference between the contractual management fee and actual management fee is that the contractual management fees for the Portfolio and its peers are based on the Portfolio’s current net assets rounded to the nearest $25 million, and does not include any temporary management fee waivers or reimbursements. Actual net and gross management fees are based on each fund’s actual average net assets, regardless the statuses of the management fee waivers or reimbursements.

122	Sanford C. Bernstein Fund, Inc.

PORTFOLIO	CONTRACTUAL MANAGEMENT FEE (%)	BROADRIDGE EG MEDIAN (%)	BROADRIDGE EG RANK
U.S. Government Short Duration Portfolio	0.450	0.450	7/14

Short Duration Plus Portfolio	0.450	0.400	11/19

Intermediate Duration Portfolio	0.457	0.395	11/15

Short Duration California Municipal Portfolio[30]	0.450	0.450	5/9

Short Duration Diversified Municipal Portfolio	0.450	0.423	8/13

Short Duration New York Municipal Portfolio[30]	0.450	0.450	5/9

California Municipal Portfolio[30]	0.493	0.483	9/15

Diversified Municipal Portfolio	0.419	0.415	10/15

New York Municipal Portfolio[30]	0.479	0.472	11/16

Set forth below is a comparison of the Portfolios’ total expense ratios to the medians of the Portfolios’ EGs and EU. The Portfolios’ rankings are also shown.

PORTFOLIO	EXPENSE RATIO (%)[31]	BROADRIDGE. EG MEDIAN (%)	BROADRIDGE GROUP RANK	BROADRIDGE. EU MEDIAN (%)	BROADRIDGE UNIVERSE RANK
Tax-Managed International Portfolio	1.109	1.150	7/14	1.150	117/257
Without 5 bp adv. fee waiver	1.159	1.150	7/14	1.150	131/257
International Portfolio	1.152	1.254	5/15	1.150	130/257
Without 5 bp adv. fee waiver	1.202	1.254	5/15	1.150	150/257
Emerging Markets Portfolio	1.436	1.561	6/18	1.407	210/395
Without 5 bp adv. fee waiver	1.486	1.561	6/18	1.407	231/395
U.S. Government Short Duration Portfolio	0.779	0.778	8/14	0.701	35/55
Short Duration Plus Portfolio	0.624	0.651	8/19	0.621	85/168
Intermediate Duration Portfolio	0.581	0.780	4/15	0.651	99/284
Short Duration California Municipal Portfolio[32]	0.727	0.727	5/9	0.665	10/17
Short Duration Diversified Municipal Portfolio	0.620	0.642	6/14	0.555	43/66
Short Duration New York Municipal Portfolio[32]	0.665	0.665	5/9	0.665	9/17
California Municipal Portfolio[32]	0.635	0.741	5/16	0.608	98/177
Diversified Municipal Portfolio	0.557	0.678	4/15	0.609	50/131
New York Municipal Portfolio[32]	0.614	0.747	3/16	0.627	75/155

30 Broadridge expanded the Portfolio’s EG with respect to the Portfolio’s Lipper investment classification/objective.

31 The total expense ratios are for the most recently completed fiscal year Private Client Class.

32 Broadridge expanded the Portfolio’s EG/EU with respect to the Portfolio’s Lipper investment classification/objective under standard Lipper guidelines.

2015 Annual Report	123

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

Based on this analysis, considering pro-forma information where possible, the Portfolios have a more favorable ranking on a total expense ratio basis than on a contractual management fee basis, with the exception of International Portfolio, Short Duration California Municipal Portfolio, and Short Duration New York Municipal Portfolio, which have equally favorable rankings, and U.S. Government Short Duration Portfolio, which has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

Members of the Adviser’s Controller’s Office provided the Board of Directors information regarding the Adviser’s profitability attributable to the Portfolios. Excluding administrative and servicing expenses, with the exception of U.S. Government Short Duration Portfolio, Short Duration Plus Portfolio, Intermediate Duration Portfolio, Short Duration California Municipal Portfolio, Short Duration Diversified Municipal Portfolio and Diversified Municipal Portfolio, where the Adviser’s profitability decreased, the Adviser’s profitability increased for the Portfolios during calendar year 2014, relative to 2013. Including administrative and servicing expenses, with the exception of California Municipal Portfolio, where the Adviser’s 2014 profitability was equal to 2013, and U.S. Government Short Duration Portfolio, Short Duration Plus Portfolio, Intermediate Duration Portfolio, Short Duration Diversified Municipal Portfolio, and Diversified Municipal Portfolio, where the Adviser’s profitability decreased, the Adviser’s profitability increased for the Portfolios during calendar year 2014, relative to 2013.

The Adviser provides the Portfolios with shareholder servicing services. For these services, the Adviser charges the Fixed-Income Portfolios a fee of 0.10% of average daily assets and the Equity Portfolios a fee of 0.25% of average daily net assets. Set forth below are the fees paid by the Portfolios under the Shareholder Servicing Agreement during the fiscal year ended September 30, 2014:33

PORTFOLIO	SHAREHOLDER SERVICING AGREEMENT FEE
Tax-Managed International Portfolio	$9,754,879
International Portfolio	4,078,030
Emerging Markets Portfolio	3,180,336
U.S. Government Short Duration Portfolio	48,774
Short Duration Plus Portfolio	347,138
Intermediate Duration Portfolio	3,885,193
Short Duration California Municipal Portfolio	51,916
Short Duration Diversified Municipal Portfolio	279,244
Short Duration New York Municipal Portfolio	99,339
California Municipal Portfolio	934,129
Diversified Municipal Portfolio	4,395,640
New York Municipal Portfolio	1,371,449

In addition to the Adviser’s direct profits from managing and providing certain shareholder services to the Portfolios, certain of the Adviser’s affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from

33 The Shareholder Servicing Agreement does not apply to the Retail Class shares of the Portfolios.

124	Sanford C. Bernstein Fund, Inc.

earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the retail class shares of the Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”) for providing such services. In addition the Adviser benefits from soft dollar arrangements which offset research related expenses the Adviser would otherwise incur.

Certain of the Portfolios have retail class shares. As of September 30, 2015, with respect to Tax-Managed International Portfolio and International Portfolio, the retail classes make up a small percentage of each of those Portfolios’ total net assets:

PORTFOLIO	09/30/15 TOTAL RETAIL AS % OF NET ASSETS
Tax-Managed International Portfolio	0.05%
International Portfolio	0.42%
Short Duration Plus Portfolio	15.97%
California Municipal Portfolio	9.92%
Diversified Municipal Portfolio	25.55%
New York Municipal Portfolio	14.52%

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the principal underwriter of the Portfolios’ retail classes. ABI and the Adviser have disclosed in the prospectuses of the Portfolios’ retail classes that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolios. In 2014, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds (which includes the retail classes of the Portfolios) or approximately $20.4 million for distribution services and educational support (revenue sharing payments).

ABI retained the following amounts for Class A front-end load sales charges from sales of the Portfolios’ Class A shares during the fiscal year ended September 30, 2014:

PORTFOLIO	AMOUNT RECEIVED
Tax-Managed International Portfolio	$135
International Portfolio	459
Short Duration Plus Portfolio	773
California Municipal Portfolio	8
Diversified Municipal Portfolio	586
New York Municipal Portfolio	0

ABI received the following Rule 12b-1 fees and CDSC for the Portfolios during the fiscal year ended September 30, 2014:

PORTFOLIO	12B-1 FEE RECEIVED	CDSC RECEIVED
Tax-Managed International Portfolio	$9,920	$12
International Portfolio	42,247	501
Short Duration Plus Portfolio	362,791	605
California Municipal Portfolio	596,822	6,613
Diversified Municipal Portfolio	5,467,648	123,228
New York Municipal Portfolio	1,349,236	23,945

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolios, are based on the level of the network account and the class of shares held by the

2015 Annual Report	125

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received the following net fees from the Portfolios during the fiscal year ended September 30, 2014:34

PORTFOLIO	ABIS FEE
Tax-Managed International Portfolio[35]	$860
International Portfolio[26]	5,908
Short Duration Plus Portfolio	27,675
California Municipal Portfolio	18,027
Diversified Municipal Portfolio	308,071
New York Municipal Portfolio	32,390

The Portfolios did not effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”), and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and therefore did not pay commissions for such transactions during the fiscal year ended September 30, 2014.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the Portfolios through lower fees.

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,36 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

Previously in September 2007, the independent consultant provided the Board of Directors an update of the Deli study on advisory fees and various fund characteristics.37 The independent consultant first reiterated the results of his previous two

34 The fee disclosed is net of expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balances that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then from the transfer agent’s account to the Portfolio’s account. However, due to lower average balances and interest rates during the fiscal year ended September 30, 2014, monthly fees exceeded interest credits, resulting in zero expense offsets for the period.

35 Effective February 25, 2013, ABIS waived the $18,000 minimum charge for the Portfolio.

36 Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

37 As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

126	Sanford C. Bernstein Fund, Inc.

dimensional comparison analysis (fund size and family size) with the Board of Directors.38 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted was explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style.39

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $471 billion as of August 31, 2015, the Adviser has the investment experience to manage the Portfolios and provide non-investment services (described in Section I) to the Portfolios.

The information prepared by Broadridge in the table below shows the 1, 3, 5, and 10 year gross performance returns of the Portfolios40 relative to the medians of the Portfolios’ Broadridge Performance Groups (“PG”) and Broadridge Performance Universes (“PU”)41 for the periods ended July 31, 2015.42 Also shown are the gross performance rankings of the Portfolios.

		PORTFOLIO RETURN (%)	PG MEDIAN (%)	PU MEDIAN (%)	PG RANK	PU RANK
Tax-Managed International Portfolio[43]	1 year	0.11	2.47	3.26	12/14	239/315
	3 year	12.11	13.03	12.35	9/14	148/270
	5 year	6.15	9.61	9.29	12/14	225/246
	10 year	2.55	7.68	6.43	10/10	125/125

International Portfolio[43]	1 year	0.10	3.26	3.26	12/15	241/315
	3 year	12.04	12.83	12.35	9/13	151/270
	5 year	6.14	9.33	9.29	13/13	226/246
	10 year	2.65	6.87	6.43	10/10	122/125

Emerging Markets Portfolio	1 year	-9.55	-10.65	-11.69	8/18	232/628
	3 year	4.17	2.58	2.07	6/17	143/431
	5 year	1.36	2.24	2.01	9/13	161/279
	10 year	6.47	7.17	7.85	7/10	90/120

U.S. Government Short Duration Portfolio	1 year	0.97	1.24	1.23	10/14	54/69
	3 year	0.69	1.03	0.86	10/13	44/62
	5 year	1.00	1.45	1.20	9/12	48/59
	10 year	2.64	3.03	3.08	10/11	33/39

Short Duration Plus Portfolio	1 year	1.10	1.34	1.37	12/19	177/243
	3 year	0.97	1.77	1.73	15/18	190/199
	5 year	1.27	2.41	2.39	15/18	160/164
	10 year	2.38	3.61	3.58	15/15	111/115

Intermediate Duration Portfolio	1 year	3.36	3.21	2.80	5/15	47/399
	3 year	2.61	2.65	2.52	10/15	147/356
	5 year	4.22	4.40	4.32	12/14	174/321
	10 year	5.43	5.27	5.29	5/13	87/216

38 The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

39 There have been substantial changes to the investment management industry since 2007. Accordingly, some of the 2007 comparative results may no longer be reflective of current conditions in the industry.

40 The gross performance returns are for the Private Client class shares of the Portfolios.

41 The Portfolios’ PGs/PUs may not be identical to the Portfolios’ EGs/EUs as the criteria for including or excluding a fund in a PG/PU is different from that of an EG/EU.

42 Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

43 As previously mentioned, Lipper changed the Portfolio’s Lipper investment objective/classification from IMLC to IMLG on July 9, 2013. However, at the request of the Senior Officer and the Adviser, Broadridge compared the Portfolio to IMLC peers.

2015 Annual Report	127

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

		PORTFOLIO RETURN (%)	PG MEDIAN (%)	PU MEDIAN (%)	PG RANK	PU RANK
Short Duration California Municipal Portfolio	1 year	0.38	1.84	1.78	7/7	15/15
	3 year	0.74	2.22	1.95	7/7	15/15
	5 year	1.03	3.21	2.05	7/7	10/14
	10 year	2.33	3.90	3.90	5/5	7/7

Short Duration Diversified Municipal Portfolio	1 year	0.59	0.88	0.93	12/14	70/82
	3 year	0.80	1.14	1.14	11/13	61/70
	5 year	1.24	1.69	1.68	11/12	50/65
	10 year	2.45	2.75	2.75	6/7	30/42

Short Duration New York Municipal Portfolio	1 year	0.71	1.14	1.67	3/3	7/7
	3 year	0.93	0.95	0.95	3/3	5/7
	5 year	1.28	1.35	2.64	3/3	6/6
	10 year	2.42	2.56	3.61	3/3	6/6

California Municipal Portfolio	1 year	2.41	3.11	2.84	2/2	30/31
	3 year	1.77	2.51	2.77	2/2	27/28
	5 year	3.09	4.00	4.28	2/2	26/27
	10 year	3.93	4.34	4.48	2/2	19/22

Diversified Municipal Portfolio	1 year	2.26	3.04	2.96	14/15	123/165
	3 year	1.85	2.53	2.65	15/15	121/143
	5 year	3.04	4.28	4.11	14/14	102/118
	10 year	3.92	4.56	4.55	12/12	67/71

New York Municipal Portfolio	1 year	2.63	3.19	2.96	2/2	18/24
	3 year	1.78	2.28	2.46	2/2	21/21
	5 year	2.95	3.65	3.81	2/2	20/20
	10 year	3.90	4.27	4.24	2/2	16/17

Set forth below are the 1, 3, 5, 10 year and since inception net performance returns of the Portfolios (in bold)44 versus their benchmarks.45

	PERIODS ENDING JULY 31, 2015 ANNUALIZED NET PERFORMANCE (%)
	1 YEAR (%)	3 YEAR (%)	5 YEAR (%)	10 YEAR (%)	SINCE INCEPTION (%)
Tax-Managed International Portfolio	-0.99	10.87	4.97	1.40	5.75
MSCI EAFE Index[46]	-0.28	12.32	8.01	5.02	6.19
Inception Date: June 22,1992

International Portfolio	-1.05	10.76	4.92	1.45	3.13
MSCI EAFE Index	-0.28	12.32	8.01	5.02	3.99
Inception Date: April 30, 1999

Emerging Markets Portfolio	-10.84	2.68	-0.09	4.91	6.78
MSCI Emerging Markets Index	-13.38	0.61	0.58	6.62	N/A
Inception Date: December 15, 1995

44 The net performance returns shown in the table are for the Private Client Class shares of the Portfolios.

45 The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2015.

46 Benchmark since inception performance is as of the closest month end after the Portfolio’s actual inception date.

128	Sanford C. Bernstein Fund, Inc.

	PERIODS ENDING JULY 31, 2015 ANNUALIZED NET PERFORMANCE (%)
	1 YEAR (%)	3 YEAR (%)	5 YEAR (%)	10 YEAR (%)	SINCE INCEPTION (%)
U.S. Government Short Duration Portfolio	0.19	-0.06	0.28	1.91	4.13
Bank of America / Merrill Lynch 1-3 Year Treasury Index	1.01	0.59	0.78	2.55	4.76
Inception Date: January 3, 1989

Short Duration Plus Portfolio	0.47	0.35	0.65	1.74	4.25
Bank of America / Merrill Lynch 1-3 Year Treasury Index	1.01	0.59	0.78	2.55	4.76
Inception Date: December 12, 1988

Intermediate Duration Portfolio	2.76	2.02	3.63	4.83	6.30
Barclays Capital U.S. Aggregate Bond Index	2.82	1.60	3.27	4.61	6.61
Inception Date: January 17, 1989

Short Duration California Municipal Portfolio	-0.35	0.03	0.35	1.62	2.45
Barclays Capital 1 Year Municipal Bond Index[46]	0.48	0.66	0.83	2.16	3.06
Inception Date: October 3, 1994

Short Duration Diversified Municipal Portfolio	-0.03	0.19	0.62	1.8	2.68
Barclays Capital 1 Year Municipal Bond Index[46]	0.48	0.66	0.83	2.16	3.06
Inception Date: October 3, 1994

Short Duration New York Municipal Portfolio	0.04	0.27	0.63	1.75	2.55
Barclays Capital 1 Year Municipal Bond Index[46]	0.48	0.66	0.83	2.16	3.06
Inception Date: October 3, 1994

California Municipal Portfolio	1.78	1.13	2.45	3.28	4.48
Barclays Capital 5 Year GO Municipal Index[46]	1.70	1.59	2.57	3.92	5.10
Inception Date: August 6, 1990

Diversified Municipal Portfolio	1.70	1.29	2.47	3.34	4.71
Barclays Capital 5 Year GO Municipal Index[46]	1.70	1.59	2.57	3.92	5.20
Inception Date: January 9, 1989

New York Municipal Portfolio	2.01	1.16	2.32	3.26	4.71
Barclays Capital 5 Year GO Municipal Index[46]	1.70	1.59	2.57	3.92	5.20
Inception Date: January 9, 1989

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the investment advisory fees for the Fixed Income Portfolios are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. With respect to Tax-Managed International Portfolio and International Portfolio, the Portfolios’ investment advisory fees, with the five basis point waiver, are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. With respect to Emerging Markets Portfolio, the Directors should consider asking the Adviser to extend the 5 basis points advisory fee waiver or to reduce the proposed advisory fee to the extent such fee will not be above the Portfolio Broadridge expense group median.47 This conclusion with respect to each Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 16, 2015

47 At the October 22, 2015 meeting, the Adviser agreed to implement an advisory fee waiver of 2.5 basis points effective until October 31, 2016 for Emerging Markets Portfolio.

2015 Annual Report	129

Distributor

SANFORD C. BERNSTEIN FUND, INC.

1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105

(212) 756-4097

SCBI–1947–0915

Sanford C. Bernstein Fund, Inc.

September 30, 2015

Schedule of Investments

To the Annual Report

For the Stock Portfolios

Tax-Managed International

International

Emerging Markets

Sanford C. Bernstein Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Sanford C. Bernstein Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, included in the accompanying Annual Report, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Tax-Managed International Portfolio, International Portfolio, and Emerging Markets Portfolio (three of the eighteen portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter referred to as the “Fund”) at September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights of the International Class, the Tax-Managed International Class, and the Emerging Markets Class of shares of the Fund for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 27, 2015

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Managed International Portfolio

September 30, 2015

Company	Shares	U.S. $ Value
COMMON STOCKS–95.4%
Consumer Discretionary–19.4%
Auto Components–4.0%
Aisin Seiki Co., Ltd.	560,100	$18,792,449
Continental AG	96,180	20,542,677
Hankook Tire Co., Ltd.	551,880	18,475,333
Hanon Systems Corp.	29,600	984,108
Linamar Corp.	21,750	1,140,062
Magna International, Inc. (New York)–Class A	455,310	21,859,433
Nexen Tire Corp.	104,700	1,273,072
Nexteer Automotive Group Ltd.	704,680	712,374
Plastic Omnium SA	407,940	9,371,374
SAF-Holland SA	65,950	869,939
Sumitomo Electric Industries Ltd.	1,672,400	21,395,278
Sumitomo Rubber Industries Ltd.	32,700	453,914
Valeo SA	196,690	26,705,974

		142,575,987

Automobiles–2.3%
Honda Motor Co., Ltd.	1,131,400	33,768,548
Peugeot SA(a)	1,983,360	30,052,976
Toyota Motor Corp.	339,900	19,900,437

		83,721,961

Distributors–0.0%
Inchcape PLC	110,120	1,199,941

Diversified Consumer Services–0.7%
Estacio Participacoes SA	1,088,500	3,871,320
G8 Education Ltd.	211,140	435,314
Kroton Educacional SA	754,600	1,467,516
TAL Education Group (ADR)(a)	555,073	17,845,597

		23,619,747

Hotels, Restaurants & Leisure–2.6%
Ardent Leisure Group	780,830	1,482,348
Betfair Group PLC	142,690	7,191,365
Domino’s Pizza Group PLC	626,720	8,432,815
Echo Entertainment Group Ltd.	1,262,840	4,321,141
Jollibee Foods Corp.	348,140	1,438,688
Melco International Development Ltd.	3,967,000	4,856,240
Merlin Entertainments PLC(b)	2,207,594	12,438,879
Mitchells & Butlers PLC(a)	107,970	517,268
Sodexo SA	314,878	26,126,739
Tatts Group Ltd.	4,646,323	12,327,527
William Hill PLC	1,458,910	7,759,405
Yum! Brands, Inc.	71,090	5,683,646

		92,576,061

Household Durables–0.1%
Auto Trader Group PLC(a)(b)	171,651	883,142

Company	Shares	U.S. $ Value
Berkeley Group Holdings PLC	26,830	$1,358,147
Rinnai Corp.	11,600	885,032

		3,126,321

Internet & Catalog Retail–0.1%
Ikyu Corp.	54,700	1,192,735
Qunar Cayman Islands Ltd. (ADR)(a)	12,875	387,151
Vipshop Holdings Ltd. (ADR)(a)	158,930	2,670,024

		4,249,910

Leisure Products–0.6%
Amer Sports Oyj	52,790	1,342,750
Bandai Namco Holdings, Inc.	819,600	19,021,854

		20,364,604

Media–4.0%
Cineplex, Inc.	91,350	3,246,707
CTS Eventim AG & Co. KGaA	415,570	15,413,794
Liberty Global PLC–Class A(a)	57,684	2,476,951
Liberty Global PLC–Series C(a)	718,625	29,477,997
Loen Entertainment, Inc.	13,950	944,281
Mediaset Espana Comunicacion SA	48,510	530,308
Metropole Television SA	57,200	1,093,841
Naspers Ltd.–Class N	24,200	3,032,915
NOS SGPS SA	109,620	905,472
RELX PLC	653,380	11,206,402
Rightmove PLC	74,540	4,122,572
Sky PLC	272,500	4,311,229
Thomson Reuters Corp.	335,570	13,488,179
TV Asahi Holdings Corp.	126,200	1,929,766
Vivendi SA	1,283,182	30,400,744
Wolters Kluwer NV	445,200	13,729,665
WPP PLC	401,530	8,359,455

		144,670,278

Multiline Retail–1.5%
B&M European Value Retail SA	5,707,601	28,160,234
Dollarama, Inc.	30,910	2,087,612
Don Quijote Holdings Co., Ltd.	47,900	1,804,666
Harvey Norman Holdings Ltd.	307,840	843,224
Next PLC	92,870	10,702,527
Poundland Group PLC	2,110,550	8,939,653

		52,537,916

Specialty Retail–1.3%
Ace Hardware Indonesia Tbk PT	12,850,100	443,638
AutoCanada, Inc.	33,320	645,677
Card Factory PLC	998,610	5,921,735
L’Occitane International SA	309,250	644,034
Mr. Price Group Ltd.	54,360	758,840
Shimamura Co., Ltd.	11,100	1,195,630
Sports Direct International PLC(a)	2,361,423	27,091,864
WH Smith PLC	276,960	6,565,223
Yamada Denki Co., Ltd.	416,000	1,677,110

		44,943,751

Schedule of Investments—Tax-Managed International Portfolio	1

Company	Shares	U.S. $ Value
Textiles, Apparel & Luxury Goods–2.2%
Brunello Cucinelli SpA	33,810	$613,423
Cie Financiere Richemont SA	395,486	30,773,128
Eclat Textile Co., Ltd.	130,561	2,073,133
Global Brands Group Holding Ltd.(a)	20,338,000	4,210,214
HUGO BOSS AG	142,989	16,077,749
Nan Liu Enterprise Co., Ltd.	209,188	1,097,509
Pacific Textiles Holdings Ltd.	3,187,000	4,330,011
Samsonite International SA	5,445,200	17,759,003

		76,934,170

		690,520,647

Financials–19.1%
Banks–8.6%
77 Bank Ltd. (The)	127,000	721,407
Australia & New Zealand Banking Group Ltd.	220,850	4,219,588
Banca Popolare dell’Emilia Romagna SC	113,570	936,613
Banca Popolare di Milano Scarl	949,270	938,573
Banco Macro SA (ADR)(a)	9,490	364,416
Bank Hapoalim BM	4,934,550	24,831,269
Bank of Georgia Holdings PLC	25,050	684,831
Bank of Queensland Ltd.	3,512,624	28,755,916
BOC Hong Kong Holdings Ltd.	3,579,000	10,532,271
China Development Financial Holding Corp.	2,769,000	746,984
Danske Bank A/S	1,517,150	45,848,785
DBS Group Holdings Ltd.	346,400	3,953,925
DGB Financial Group, Inc.	52,490	466,778
FinecoBank Banca Fineco SpA	741,063	4,924,796
Hachijuni Bank Ltd. (The)	105,000	745,312
Hang Seng Bank Ltd.	186,000	3,357,561
ING Groep NV	2,873,520	40,617,506
KB Financial Group, Inc.	390,530	11,608,400
Liberbank SA(a)	1,018,100	613,929
Mitsubishi UFJ Financial Group, Inc.	11,554,100	69,812,624
Resona Holdings, Inc.	1,413,400	7,201,619
Seven Bank Ltd.	3,819,200	16,529,776
SpareBank 1 SR-Bank ASA	84,200	419,597
Sumitomo Mitsui Financial Group, Inc.	198,300	7,519,592
UniCredit SpA	3,443,610	21,468,123

		307,820,191

Capital Markets–1.8%
3i Group PLC	240,800	1,700,983
Credit Suisse Group AG (REG)(a)	291,410	7,004,574
GAM Holding AG(a)	67,660	1,190,921
Partners Group Holding AG	60,210	20,407,515
UBS Group AG	1,841,157	34,039,525

		64,343,518

Consumer Finance–0.1%
AEON Thana Sinsap Thailand PCL	166,000	437,925
Company	Shares	U.S. $ Value
AEON Thana Sinsap Thailand PCL (NVDR)	50,700	$133,846
Credito Real SAB de CV SOFOM ER	398,207	778,045
Gentera SAB de CV	303,900	496,526
International Personal Finance PLC	126,220	741,751

		2,588,093

Diversified Financial Services–0.8%
Challenger Ltd./Australia	2,811,140	14,186,778
GRENKELEASING AG	33,178	5,256,851
IG Group Holdings PLC	731,230	8,522,081

		27,965,710

Insurance–6.7%
Admiral Group PLC	1,720,530	39,131,326
AIA Group Ltd.	6,238,400	32,444,332
Anadolu Hayat Emeklilik AS	394,389	714,381
Assicurazioni Generali SpA	1,778,405	32,538,046
Direct Line Insurance Group PLC	2,744,484	15,572,628
Euler Hermes Group	69,367	6,433,385
Intact Financial Corp.	48,740	3,422,940
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (REG)	163,300	30,498,632
NN Group NV	1,116,500	32,051,610
Prudential PLC	1,627,280	34,329,947
Sampo Oyj–Class A	76,950	3,724,155
T&D Holdings, Inc.	327,800	3,871,924
Tryg A/S	229,540	4,459,823

		239,193,129

Real Estate Investment Trusts (REITs)–0.1%
Allied Properties Real Estate Investment Trust	22,170	580,291
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	505,280	419,547
Granite Real Estate Investment Trust (Toronto)	40,610	1,143,592
Merlin Properties Socimi SA(a)	61,240	729,362
Mexico Real Estate Management SA de CV(a)	350,930	443,621
PLA Administradora Industrial S de RL de CV(a)	261,680	477,389
Vastned Retail NV	23,670	1,027,702

		4,821,504

Real Estate Management & Development–1.0%
Aeon Mall Co., Ltd.	53,000	814,150
Altus Group Ltd./Canada	29,020	445,357
Ayala Land, Inc.	6,494,200	4,737,935
CA Immobilien Anlagen AG(a)	56,500	1,039,802
Corp. Inmobiliaria Vesta SAB de CV	706,530	1,105,880
Countrywide PLC	103,565	787,088
Global Logistic Properties Ltd.	14,942,000	21,482,208
Huaku Development Co., Ltd.	600,000	1,044,869
Lend Lease Group	43,470	384,847
Nexity SA	29,430	1,269,169
Quintain Estates & Development PLC(a)	718,000	1,528,762

		34,640,067

2	Sanford C. Bernstein Fund, Inc.—2015 Annual Report

Company	Shares	U.S. $ Value
Thrifts & Mortgage Finance–0.0%
Paragon Group of Cos. PLC (The)	189,030	$1,130,909

		682,503,121

Industrials–15.0%
Aerospace & Defense–1.8%
Airbus Group SE	245,763	14,554,083
QinetiQ Group PLC	1,150,782	3,932,074
Saab AB–Class B	45,100	1,207,674
Safran SA	265,040	19,928,779
Senior PLC	275,180	1,047,848
Zodiac Aerospace	1,099,186	25,237,569

		65,908,027

Air Freight & Logistics–0.3%
bpost SA	441,060	10,488,235
Oesterreichische Post AG	4,251	145,955

		10,634,190

Airlines–3.1%
Air Arabia PJSC	1,700,160	649,184
Air Canada(a)	111,130	893,537
International Consolidated Airlines Group SA(a)	5,207,530	46,518,127
Japan Airlines Co., Ltd.	774,100	27,391,466
Qantas Airways Ltd.(a)	8,211,032	21,557,013
Ryanair Holdings PLC (Sponsored ADR)	159,690	12,503,727

		109,513,054

Building Products–0.2%
Assa Abloy AB–Class B	292,380	5,244,062
China Lesso Group Holdings Ltd.	580,000	465,813
DIRTT Environmental Solutions(a)	145,667	618,908
Kingspan Group PLC	105,470	2,548,976

		8,877,759

Commercial Services & Supplies–2.4%
APR Energy PLC(a)	1,420,187	1,709,553
Babcock International Group PLC	2,305,646	31,896,785
Berendsen PLC	310,510	4,722,076
dorma & kaba Holding AG (REG)	3,200	1,965,373
Loomis AB–Class B	35,980	943,037
Park24 Co., Ltd.	589,700	11,067,355
Regus PLC	6,464,061	30,073,772
Rentokil Initial PLC	728,570	1,627,459

		84,005,410

Construction & Engineering–0.0%
UGL Ltd.	272,580	362,210

Electrical Equipment–0.0%
TKH Group NV	24,860	901,728

Industrial Conglomerates–0.0%
Rheinmetall AG	20,740	1,275,278

Machinery–1.8%
Bodycote PLC	94,790	789,882
Hoshizaki Electric Co., Ltd.	263,300	18,456,408
Company	Shares	U.S. $ Value
JTEKT Corp.	1,642,200	$22,992,419
KION Group AG(a)	256,630	11,403,513
Krones AG	18,810	1,982,439
KUKA AG	17,820	1,367,581
LISI	35,150	951,083
Melrose Industries PLC	351,149	1,404,751
Morgan Advanced Materials PLC	257,400	1,099,038
Nabtesco Corp.	51,500	940,908
Nachi-Fujikoshi Corp.	68,000	281,978
Pfeiffer Vacuum Technology AG	8,350	964,707
Vesuvius PLC	165,400	884,463

		63,519,170

Marine–0.6%
Nippon Yusen KK	9,051,000	20,975,093

Professional Services–3.0%
Bureau Veritas SA	1,412,877	29,826,206
Capita PLC	1,870,356	33,969,389
Experian PLC	528,020	8,476,432
Teleperformance	435,349	33,033,122

		105,305,149

Road & Rail–1.1%
Central Japan Railway Co.	242,100	39,033,217
National Express Group PLC	240,362	1,035,554

		40,068,771

Trading Companies & Distributors–0.7%
Brenntag AG	253,030	13,651,924
Bunzl PLC	293,990	7,888,978
Diploma PLC	95,238	958,074
Ramirent Oyj	69,990	536,825
Rexel SA	45,712	562,739

		23,598,540

		534,944,379

Consumer Staples–8.7%
Beverages–0.3%
Anheuser-Busch InBev SA/NV	78,360	8,334,014
Coca-Cola Icecek AS	41,510	475,081
Cott Corp.	110,920	1,198,551

		10,007,646

Food & Staples Retailing–2.1%
Alimentation Couche-Tard, Inc.–Class B	136,150	6,261,166
Booker Group PLC	646,750	1,811,514
Clicks Group Ltd.	92,340	599,266
CP ALL PCL	1,919,500	2,525,310
Delhaize Group	439,030	38,915,880
Koninklijke Ahold NV	179,194	3,495,722
Lawson, Inc.	62,800	4,633,546
Lenta Ltd. (GDR)(a)(b)	298,880	2,241,600
MARR SpA	83,560	1,586,743
Metro, Inc.	79,100	2,155,171
Olam International Ltd.	6,233,273	8,872,702
Tsuruha Holdings, Inc.	25,000	2,154,452

		75,253,072

Schedule of Investments—Tax-Managed International Portfolio	3

Company	Shares	U.S. $ Value
Food Products–0.3%
Calbee, Inc.	49,000	$1,585,639
Glanbia PLC	79,055	1,471,520
Mayora Indah Tbk PT	452,200	821,059
Nestle SA (REG)	85,460	6,427,074
Universal Robina Corp.	157,970	649,493

		10,954,785

Household Products–0.8%
Henkel AG & Co. KGaA	99,146	8,763,316
Pigeon Corp.	89,600	2,093,576
Reckitt Benckiser Group PLC	205,027	18,593,033

		29,449,925

Personal Products–0.9%
Cosmax, Inc.	9,000	1,627,703
Hengan International Group Co., Ltd.	1,059,000	10,355,102
Kao Corp.	254,100	11,518,566
L’Oreal SA	30,280	5,263,087
Unilever PLC	125,673	5,118,632

		33,883,090

Tobacco–4.3%
British American Tobacco PLC	2,007,060	110,740,946
Imperial Tobacco Group PLC	449,970	23,262,888
Japan Tobacco, Inc.	577,000	17,898,636

		151,902,470

		311,450,988

Information Technology–8.7%
Communications Equipment–0.2%
BYD Electronic International Co., Ltd.(a)	810,000	507,145
Telit Communications PLC(a)	153,440	784,553
VTech Holdings Ltd.	374,000	4,437,859

		5,729,557

Electronic Equipment, Instruments & Components–0.3%
Celestica, Inc.(a)	387,630	4,990,246
Ju Teng International Holdings Ltd.	1,434,250	713,191
PAX Global Technology Ltd.	1,445,000	1,506,512
Samsung Electro-Mechanics Co., Ltd.	22,350	1,218,130
Tongda Group Holdings Ltd.	8,727,600	1,521,229

		9,949,308

Internet Software & Services–0.8%
Baidu, Inc. (Sponsored ADR)(a)	91,160	12,526,296
Dip Corp.	48,600	801,253
Moneysupermarket.com Group PLC	1,717,320	8,792,679
Tencent Holdings Ltd.	415,200	7,009,682

		29,129,910

IT Services–1.6%
Alten SA	40,540	2,082,209
Amadeus IT Holding SA–Class A	384,760	16,485,095
CGI Group, Inc.–Class A(a)	115,520	4,185,382
Company	Shares	U.S. $ Value
Computacenter PLC	88,250	$1,009,261
Obic Co., Ltd.	376,600	17,227,283
Optimal Payments PLC(a)	226,730	1,111,783
Otsuka Corp.	172,900	8,424,316
SCSK Corp.	120,900	4,538,642
Wirecard AG	79,957	3,828,511

		58,892,482

Semiconductors & Semiconductor Equipment–3.0%
Advanced Semiconductor Engineering, Inc.	5,534,000	6,029,767
ASM International NV	19,360	628,348
Hermes Microvision, Inc.	40,000	1,524,759
Hua Hong Semiconductor Ltd.(a)(b)	588,000	596,537
Infineon Technologies AG	1,695,570	19,050,457
Novatek Microelectronics Corp.	3,247,000	10,194,247
Sanken Electric Co., Ltd.	200,000	675,218
SCREEN Holdings Co., Ltd.	4,390,000	21,469,350
Siltronic AG(a)	27,650	761,909
Sumco Corp.	2,197,900	19,712,788
Tokyo Electron Ltd.	529,200	24,986,288

		105,629,668

Software–2.4%
Capcom Co., Ltd.	34,800	686,204
Constellation Software, Inc./Canada	13,810	5,788,403
Dassault Systemes	376,490	27,824,499
NICE-Systems Ltd.	190,739	10,683,072
Nintendo Co., Ltd.	83,400	14,057,208
Oracle Corp. Japan	428,200	18,082,455
Sage Group PLC (The)	435,950	3,298,211
SAP SE	71,121	4,607,480
UBISOFT Entertainment(a)	94,400	1,915,977

		86,943,509

Technology Hardware, Storage & Peripherals–0.4%
Samsung Electronics Co., Ltd.	15,220	14,602,877

		310,877,311

Health Care–8.5%
Biotechnology–0.4%
CSL Ltd.	166,980	10,508,584
Medy-Tox, Inc.	4,300	1,555,468

		12,064,052

Health Care Equipment & Supplies–0.6%
Cochlear Ltd.	61,430	3,614,646
Essilor International SA	47,240	5,771,229
Ginko International Co., Ltd.	118,000	1,188,273
Sartorius AG (Preference Shares)	40,263	9,567,094
Sorin SpA(a)	432,515	1,248,096

		21,389,338

Health Care Providers & Services–0.4%
Shanghai Pharmaceuticals Holding Co., Ltd.–Class H	232,300	487,486
Sonic Healthcare Ltd.	1,095,130	14,085,932

		14,573,418

4	Sanford C. Bernstein Fund, Inc.—2015 Annual Report

Company	Shares	U.S. $ Value
Health Care Technology–0.1%
M3, Inc.	61,500	$1,222,177
NNIT A/S(a)(b)	54,901	1,274,406

		2,496,583

Life Sciences Tools & Services–1.2%
Eurofins Scientific SE	142,181	43,721,971
Horizon Discovery Group PLC(a)	192,580	444,271

		44,166,242

Pharmaceuticals–5.8%
Aspen Pharmacare Holdings Ltd.(a)	92,900	1,976,683
China Traditional Chinese Medicine Co., Ltd.(a)	1,176,000	905,390
GlaxoSmithKline PLC	2,292,860	44,008,890
Novartis AG (REG)	205,090	18,850,200
Novo Nordisk A/S–Class B	281,335	15,182,119
Ouro Fino Saude Animal Participacoes SA	73,900	624,455
Recordati SpA	633,133	14,609,883
Roche Holding AG	316,209	83,944,496
Sanofi	87,840	8,362,368
Shionogi & Co., Ltd.	270,900	9,710,449
Teva Pharmaceutical Industries Ltd.	145,164	8,203,815

		206,378,748

		301,068,381

Telecommunication Services–6.4%
Diversified Telecommunication Services–4.5%
Bezeq The Israeli Telecommunication Corp., Ltd.	12,285,779	23,512,519
BT Group PLC	4,611,620	29,350,837
Com Hem Holding AB	117,290	982,602
Nippon Telegraph & Telephone Corp.	1,746,300	61,510,984
Proximus	169,810	5,874,059
Singapore Telecommunications Ltd.	3,888,300	9,785,608
Telefonica Brasil SA (Preference Shares)	1,299,503	12,019,870
Telenor ASA	728,000	13,603,815
Telstra Corp., Ltd.	1,202,740	4,755,266

		161,395,560

Wireless Telecommunication Services–1.9%
China Mobile Ltd.	1,161,500	13,857,435
SK Telecom Co., Ltd.	36,110	8,010,488
Vodafone Group PLC	14,513,942	45,778,172

		67,646,095

		229,041,655

Materials–4.0%
Chemicals–3.2%
Arkema SA	295,634	19,162,391
Chr Hansen Holding A/S	23,560	1,317,771
Croda International PLC	213,990	8,780,801
Company	Shares	U.S. $ Value
Denki Kagaku Kogyo KK	163,000	$643,182
Essentra PLC	2,865,412	34,141,627
FUCHS PETROLUB SE (Preference Shares)	17,510	774,997
Fufeng Group Ltd.	2,172,000	891,048
Givaudan SA (REG)(a)	5,130	8,347,350
Hyosung Corp.	4,590	438,449
Incitec Pivot Ltd.	267,880	738,342
JSR Corp.	1,536,600	22,149,940
Kansai Paint Co., Ltd.	104,000	1,414,444
Koninklijke DSM NV	316,323	14,598,813
LANXESS AG	19,570	916,326
Nippon Shokubai Co., Ltd.	9,800	666,439

		114,981,920

Construction Materials–0.0%
Cemex Latam Holdings SA(a)	144,910	577,236

Containers & Packaging–0.2%
Amcor Ltd./Australia	345,300	3,211,238
Smurfit Kappa Group PLC	50,520	1,361,111

		4,572,349

Metals & Mining–0.0%
Dowa Holdings Co., Ltd.	131,000	992,698

Paper & Forest Products–0.6%
Mondi PLC	1,068,170	22,387,958

		143,512,161

Energy–3.5%
Oil, Gas & Consumable Fuels–3.5%
BG Group PLC	1,940,754	27,997,087
JX Holdings, Inc.	9,094,100	32,838,049
Petroleo Brasileiro SA (Sponsored ADR)(a)	1,426,130	5,248,158
Royal Dutch Shell PLC–Class B	508,105	12,014,266
TOTAL SA	1,031,140	46,383,610

		124,481,170

Utilities–2.1%
Electric Utilities–1.7%
EDP–Energias de Portugal SA	12,396,940	45,416,517
Electricite de France SA	896,900	15,837,012

		61,253,529

Independent Power and Renewable Electricity Producers–0.3%
Electric Power Development Co., Ltd.	34,700	1,059,021
Huadian Power International Corp., Ltd.–Class H	664,000	521,001
TerraForm Global, Inc.–Class A(a)	1,097,087	7,306,600

		8,886,622

Water Utilities–0.1%
Cia de Saneamento Basico do Estado de Sao Paulo	230,600	921,353

Schedule of Investments—Tax-Managed International Portfolio	5

Company	Shares	U.S. $ Value
CT Environmental Group Ltd.	4,342,000	$1,353,116
Pennon Group PLC	104,200	1,225,652

		3,500,121

		73,640,272

Total Common Stocks (cost $3,385,841,573)		3,402,040,085

WARRANTS–1.1%

Financials–0.5%
Banks–0.0%
Yes Bank Ltd., Merrill Lynch Intl & Co., expiring 6/25/18(a)	97,580	1,086,993

Thrifts & Mortgage Finance–0.5%
Housing Development Finance Corp., Ltd., Deutsche Bank AG, expiring 1/30/17(a)(b)	898,750	16,646,034
LIC Housing Finance Ltd., JPMorgan Chase Bank, expiring 3/06/17(a)(b)	163,660	1,173,504

		17,819,538

		18,906,531

Information Technology–0.4%
IT Services–0.4%
HCL Technologies Ltd., Merrill Lynch Intl & Co., expiring 11/29/18(a)	206,510	3,105,267
Tata Consultancy Services Ltd., Merrill Lynch Intl & Co., expiring 1/08/19(a)	180,160	7,109,523
Tata Consultancy Services Ltd., Merrill Lynch Intl & Co., expiring 12/14/15(a)	95,710	3,780,879

		13,995,669

Health Care–0.2%
Pharmaceuticals–0.2%
Aurobindo Pharma Ltd., Merrill Lynch Intl & Co., expiring 10/03/18(a)	103,040	$1,211,993
Sun Pharmaceutical Industries Ltd., Merrill Lynch Intl & Co., expiring 7/27/18(a)	429,080	5,705,293

		6,917,286

Consumer Discretionary–0.0%
Auto Components–0.0%
Motherson Sumi Systems Ltd., JPMorgan Chase Bank, expiring 11/05/18(a)	170,370	601,836

Total Warrants (cost $30,794,023)		40,421,322

Principal Amount (000)
SHORT-TERM INVESTMENTS–1.9%
Repurchase Agreements–1.9%
State Street Bank & Trust Co.	$67,625	67,625,251

0.00%, dated 9/30/15 due 10/01/15 in the amount of $67,625,251 (collateralized by $67,500,000 Federal Home Loan Mortgage Corp. and U.S. Treasury Notes, 2.00% to 2.12% due 6/02/21 to 10/31/21, value $68,982,781)
(cost $67,625,251)

Total Investments—98.4% (cost $3,484,260,847)		3,510,086,658

Other assets less liabilities—1.6%		57,583,281

Net Assets—100.0%		$3,567,669,939

FUTURES (see Note 3)

Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2015	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Mini MSCI EAFE Futures	805	December 2015	$69,073,104	$66,392,375	$(2,680,729)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	EUR	9,795	USD	10,817	10/14/15	$(129,979)
Barclays Bank PLC	KRW	9,152,061	USD	8,056	10/14/15	338,315
Barclays Bank PLC	TWD	1,055,659	USD	34,015	10/14/15	2,048,452

6	Sanford C. Bernstein Fund, Inc.—2015 Annual Report

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	8,533	CAD	11,170	10/14/15	$(163,462)
Barclays Bank PLC	USD	26,205	CHF	25,107	10/14/15	(433,417)
Barclays Bank PLC	USD	3,627	TWD	113,918	10/14/15	(177,229)
BNP Paribas SA	AUD	63,063	USD	45,697	10/14/15	1,462,652
BNP Paribas SA	USD	109,402	AUD	148,185	10/14/15	(5,460,085)
Citibank	BRL	93,016	USD	25,878	10/02/15	2,415,805
Citibank	BRL	93,016	USD	23,413	10/02/15	(49,607)
Citibank	USD	46,479	BRL	186,032	10/02/15	445,250
Citibank	BRL	93,016	USD	22,812	11/04/15	(393,062)
Credit Suisse International	CHF	25,107	USD	27,046	10/14/15	1,274,636
Credit Suisse International	CNY	299,921	USD	46,442	10/14/15	(664,137)
Credit Suisse International	USD	7,718	SEK	66,290	10/14/15	204,265
Credit Suisse International	USD	56,059	SEK	462,784	10/14/15	(754,219)
Credit Suisse International	USD	22,936	SEK	192,594	1/15/16	133,633
Goldman Sachs Bank USA	AUD	83,617	USD	61,528	10/14/15	2,876,216
Goldman Sachs Bank USA	CAD	26,893	USD	20,610	10/14/15	459,680
Goldman Sachs Bank USA	USD	19,162	GBP	12,267	10/14/15	(606,283)
Goldman Sachs Bank USA	USD	59,677	JPY	7,377,610	10/14/15	1,829,707
Goldman Sachs Bank USA	USD	54,247	JPY	6,530,913	1/15/16	313,443
HSBC Bank USA	HKD	959,653	USD	123,774	10/14/15	(48,867)
HSBC Bank USA	ILS	121,399	USD	32,071	10/14/15	1,122,705
HSBC Bank USA	USD	86,085	HKD	667,618	10/14/15	56,350
HSBC Bank USA	USD	63,454	SEK	537,589	10/14/15	791,123
JPMorgan Chase Bank	KRW	10,785,804	USD	9,242	10/14/15	146,914
Morgan Stanley & Co., Inc.	ILS	35,124	USD	9,276	10/14/15	322,151
Morgan Stanley & Co., Inc.	JPY	12,825,144	USD	103,240	10/14/15	(3,682,237)
Morgan Stanley & Co., Inc.	SEK	244,688	USD	28,854	10/14/15	(387,290)
Morgan Stanley & Co., Inc.	USD	16,966	AUD	22,311	10/14/15	(1,316,590)
Morgan Stanley & Co., Inc.	USD	107,840	EUR	98,324	10/14/15	2,045,924
Morgan Stanley & Co., Inc.	ILS	76,021	USD	19,311	1/15/16	(98,834)
Morgan Stanley & Co., Inc.	KRW	9,155,369	USD	7,661	1/15/16	(38,402)
Morgan Stanley & Co., Inc.	USD	23,840	EUR	21,290	1/15/16	(4,321)
Morgan Stanley & Co., Inc.	USD	40,182	JPY	4,849,663	1/15/16	332,779
Royal Bank of Scotland PLC	CHF	30,620	USD	31,459	10/14/15	28,524
Royal Bank of Scotland PLC	KRW	20,488,798	USD	17,217	1/15/16	(12,466)
Standard Chartered Bank	CAD	66,970	USD	52,460	10/14/15	2,280,090
Standard Chartered Bank	USD	8,909	TWD	288,774	10/14/15	(164,219)
Standard Chartered Bank	CNY	78,829	USD	12,173	1/15/16	(87,779)
Standard Chartered Bank	HKD	111,245	USD	14,353	1/15/16	(222)
State Street Bank & Trust Co.	USD	50,031	EUR	45,101	10/14/15	373,210
UBS AG	CHF	17,684	USD	18,059	10/14/15	(93,222)
UBS AG	EUR	105,765	USD	119,800	10/14/15	1,597,765
UBS AG	GBP	77,568	USD	120,180	10/14/15	2,846,149
UBS AG	USD	99,724	EUR	89,426	10/14/15	218,453
UBS AG	USD	77,819	JPY	9,538,770	10/14/15	1,704,425
UBS AG	CHF	14,547	USD	14,948	1/15/16	(38,701)
UBS AG	GBP	29,720	USD	45,091	1/15/16	147,967

						$13,011,953

(a)	Non-income producing security.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2015, the aggregate market value of these securities amounted to $35,254,102 or 1.0% of net assets.

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CNY—Chinese Yuan Renminbi

EUR—Euro

Schedule of Investments—Tax-Managed International Portfolio	7

GBP—Great British Pound

HKD—Hong Kong Dollar

ILS—Israeli Shekel

JPY—Japanese Yen

KRW—South Korean Won

SEK—Swedish Krona

TWD—New Taiwan Dollar

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

EAFE—Europe, Australia, and Far East

GDR—Global Depositary Receipt

MSCI—Morgan Stanley Capital International

NVDR—Non Voting Depositary Receipt

PJSC—Public Joint Stock Company

REG—Registered Shares

See notes to financial statements.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

International Portfolio

September 30, 2015

Company	Shares	U.S. $ Value

COMMON STOCKS–95.7%
Consumer Discretionary–19.8%
Auto Components–4.0%
Aisin Seiki Co., Ltd.	229,000	$7,683,397
Continental AG	39,380	8,411,007
Hankook Tire Co., Ltd.	225,330	7,543,391
Hanon Systems Corp.	12,880	428,220
Linamar Corp.	9,470	496,386
Magna International, Inc. (New York)–Class A	184,190	8,842,962
Nexen Tire Corp.	43,640	530,629
Nexteer Automotive Group Ltd.	293,950	297,160
Plastic Omnium SA	168,806	3,877,884
SAF-Holland SA	27,490	362,617
Sumitomo Electric Industries Ltd.	683,600	8,745,403
Sumitomo Rubber Industries Ltd.	13,600	188,784
Valeo SA	80,362	10,911,310

		58,319,150

Automobiles–2.3%
Honda Motor Co., Ltd.	462,500	13,804,095
Peugeot SA(a)	811,480	12,295,997
Toyota Motor Corp.	138,900	8,132,306

		34,232,398

Distributors–0.0%
Inchcape PLC	47,970	522,713

Diversified Consumer Services–0.7%
Estacio Participacoes SA	444,900	1,582,316
G8 Education Ltd.	91,950	189,576
Kroton Educacional SA	308,800	600,542
TAL Education Group (ADR)(a)	227,801	7,323,802

		9,696,236

Hotels, Restaurants & Leisure–2.9%
Ardent Leisure Group	325,750	618,412
Betfair Group PLC	59,390	2,993,168
Domino’s Pizza Group PLC	256,580	3,452,406
Echo Entertainment Group Ltd.	516,210	1,766,349
Jollibee Foods Corp.	151,610	626,528
Melco International Development Ltd.	2,219,000	2,716,410
Merlin Entertainments PLC(b)	908,471	5,118,858
Mitchells & Butlers PLC(a)	44,910	215,157
Sodexo SA	156,870	13,016,157
Tatts Group Ltd.	1,901,825	5,045,883
William Hill PLC	596,570	3,172,936
Yum! Brands, Inc.	40,500	3,237,975

		41,980,239

8	Sanford C. Bernstein Fund, Inc.—2015 Annual Report

Company	Shares	U.S. $ Value

Household Durables–0.1%
Auto Trader Group PLC(a)(b)	74,745	$384,562
Berkeley Group Holdings PLC	11,680	591,247
Rinnai Corp.	5,000	381,479

		1,357,288

Internet & Catalog Retail–0.1%
Ikyu Corp.	23,800	518,959
Qunar Cayman Islands Ltd. (ADR)(a)	5,583	167,881
Vipshop Holdings Ltd. (ADR)(a)	64,970	1,091,496

		1,778,336

Leisure Products–0.6%
Amer Sports Oyj	21,950	558,313
Bandai Namco Holdings, Inc.	336,200	7,802,767

		8,361,080

Media–4.1%
Cineplex, Inc.	38,040	1,351,995
CTS Eventim AG & Co. KGaA	169,512	6,287,323
Liberty Global PLC–Class A(a)	26,215	1,125,672
Liberty Global PLC–Series C(a)	297,237	12,192,662
Loen Entertainment, Inc.	6,090	412,235
Mediaset Espana Comunicacion SA	21,130	230,992
Metropole Television SA	24,900	476,165
Naspers Ltd.–Class N	9,870	1,236,978
NOS SGPS SA	47,560	392,850
RELX PLC	267,030	4,579,946
Rightmove PLC	30,460	1,684,646
Sky PLC	111,370	1,761,988
Thomson Reuters Corp.	131,010	5,265,925
TV Asahi Holdings Corp.	52,600	804,324
Vivendi SA	524,155	12,418,115
Wolters Kluwer NV	180,150	5,555,703
WPP PLC	199,750	4,158,596

		59,936,115

Multiline Retail–1.5%
B&M European Value Retail SA	2,329,380	11,492,725
Dollarama, Inc.	13,410	905,690
Don Quijote Holdings Co., Ltd.	20,900	787,422
Harvey Norman Holdings Ltd.	128,250	351,298
Next PLC	37,960	4,374,587
Poundland Group PLC	885,170	3,749,313

		21,661,035

Specialty Retail–1.3%
Ace Hardware Indonesia Tbk PT	5,596,300	193,207
AutoCanada, Inc.	13,860	268,580
Card Factory PLC	409,010	2,425,420
L’Occitane International SA	123,250	256,677
Mr. Price Group Ltd.	23,670	330,422
Shimamura Co., Ltd.	4,600	495,486
Sports Direct International PLC(a)	966,882	11,092,733
WH Smith PLC	114,830	2,721,998
Yamada Denki Co., Ltd.	173,300	698,662

		18,483,185

Company	Shares	U.S. $ Value

Textiles, Apparel & Luxury Goods–2.2%
Brunello Cucinelli SpA	14,720	$267,069
Cie Financiere Richemont SA	161,407	12,559,226
Eclat Textile Co., Ltd.	56,336	894,540
Global Brands Group Holding Ltd.(a)	11,628,000	2,407,138
HUGO BOSS AG	58,423	6,569,109
Nan Liu Enterprise Co., Ltd.	90,230	473,393
Pacific Textiles Holdings Ltd.	1,320,000	1,793,415
Samsonite International SA	2,222,200	7,247,495

		32,211,385

		288,539,160

Financials–19.1%
Banks–8.7%
77 Bank Ltd. (The)	53,000	301,059
Australia & New Zealand Banking Group Ltd.	90,270	1,724,710
Banca Popolare dell’Emilia Romagna SC	47,230	389,506
Banca Popolare di Milano Scarl	394,800	390,351
Banco Macro SA (ADR)(a)	3,950	151,680
Bank Hapoalim BM	2,008,046	10,104,737
Bank of Georgia Holdings PLC	10,920	298,537
Bank of Queensland Ltd.	1,436,912	11,763,206
BOC Hong Kong Holdings Ltd.	1,463,000	4,305,312
China Development Financial Holding Corp.	1,153,000	311,041
Danske Bank A/S	619,200	18,712,433
DBS Group Holdings Ltd.	141,600	1,616,269
DGB Financial Group, Inc.	21,830	194,128
FinecoBank Banca Fineco SpA	308,637	2,051,073
Hachijuni Bank Ltd. (The)	44,000	312,321
Hang Seng Bank Ltd.	77,400	1,397,179
ING Groep NV	1,173,460	16,586,980
KB Financial Group, Inc.	159,290	4,734,853
Liberbank SA(a)	443,380	267,365
Mitsubishi UFJ Financial Group, Inc.	4,717,600	28,504,863
Resona Holdings, Inc.	717,300	3,654,819
Seven Bank Ltd.	1,558,700	6,746,167
SpareBank 1 SR-Bank ASA	35,020	174,517
Sumitomo Mitsui Financial Group, Inc.	81,000	3,071,543
UniCredit SpA	1,407,720	8,775,996

		126,540,645

Capital Markets–1.8%
3i Group PLC	104,850	740,648
Credit Suisse Group AG (REG)(a)	119,260	2,866,633
GAM Holding AG(a)	29,470	518,718
Partners Group Holding AG	24,560	8,324,341
UBS Group AG	751,263	13,889,438

		26,339,778

Schedule of Investments—International Portfolio	9

Company	Shares	U.S. $ Value

Consumer Finance–0.1%
AEON Thana Sinsap Thailand PCL	72,200	$190,471
AEON Thana Sinsap Thailand PCL (NVDR)	20,100	53,063
Credito Real SAB de CV SOFOM ER	172,772	337,574
Gentera SAB de CV	126,410	206,535
International Personal Finance PLC	54,950	322,922

		1,110,565

Diversified Financial Services–0.8%
Challenger Ltd./Australia	1,126,470	5,684,875
GRENKELEASING AG	13,560	2,148,499
IG Group Holdings PLC	298,850	3,482,932

		11,316,306

Insurance–6.6%
Admiral Group PLC	702,182	15,970,261
AIA Group Ltd.	2,547,400	13,248,380
Anadolu Hayat Emeklilik AS	171,521	310,686
Assicurazioni Generali SpA	690,978	12,642,269
Direct Line Insurance Group PLC	1,122,275	6,367,963
Euler Hermes Group	28,869	2,677,431
Intact Financial Corp.	20,160	1,415,808
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (REG)	66,750	12,466,526
NN Group NV	456,000	13,090,492
Prudential PLC	664,160	14,011,465
Sampo Oyj–Class A	32,150	1,555,966
T&D Holdings, Inc.	133,800	1,580,425
Tryg A/S	93,810	1,822,671

		97,160,343

Real Estate Investment Trusts (REITs)–0.1%
Allied Properties Real Estate Investment Trust	9,170	240,021
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	210,170	174,509
Granite Real Estate Investment Trust (Toronto)	16,790	472,813
Merlin Properties Socimi SA(a)	25,460	303,226
Mexico Real Estate Management SA de CV(a)	145,920	184,462
PLA Administradora Industrial S de RL de CV(a)	108,810	198,505
Vastned Retail NV	9,840	427,232

		2,000,768

Real Estate Management & Development–1.0%
Aeon Mall Co., Ltd.	21,200	325,660
Altus Group Ltd./Canada	12,630	193,827
Ayala Land, Inc.	2,586,600	1,887,090
CA Immobilien Anlagen AG(a)	23,540	433,220
Corp. Inmobiliaria Vesta SAB de CV	306,540	479,805
Countrywide PLC	45,388	344,946
Global Logistic Properties Ltd.	6,097,833	8,766,893
Huaku Development Co., Ltd.	249,000	433,621
Lend Lease Group	18,080	160,065
Company	Shares	U.S. $ Value

Nexity SA	12,810	$552,431
Quintain Estates & Development PLC(a)	312,160	664,650

		14,242,208

Thrifts & Mortgage Finance–0.0%
Paragon Group of Cos. PLC (The)	78,820	471,556

		279,182,169

Industrials–15.0%
Aerospace & Defense–1.8%
Airbus Group SE	100,387	5,944,917
QinetiQ Group PLC	470,006	1,605,950
Saab AB–Class B	18,800	503,421
Safran SA	108,340	8,146,257
Senior PLC	114,440	435,772
Zodiac Aerospace	448,600	10,299,961

		26,936,278

Air Freight & Logistics–0.3%
bpost SA	180,290	4,287,226
Oesterreichische Post AG	1,686	57,888

		4,345,114

Airlines–3.1%
Air Arabia PJSC	707,180	270,028
Air Canada(a)	46,220	371,630
International Consolidated Airlines Group SA(a)	2,115,620	18,898,533
Japan Airlines Co., Ltd.	315,900	11,178,096
Qantas Airways Ltd.(a)	3,356,700	8,812,586
Ryanair Holdings PLC (Sponsored ADR)	64,240	5,029,992

		44,560,865

Building Products–0.3%
Assa Abloy AB–Class B	117,570	2,108,709
China Lesso Group Holdings Ltd.	243,000	195,160
DIRTT Environmental Solutions(a)	63,432	269,509
Kingspan Group PLC	45,950	1,110,509

		3,683,887

Commercial Services & Supplies–2.4%
APR Energy PLC(a)	602,804	725,627
Babcock International Group PLC	943,599	13,053,944
Berendsen PLC	126,810	1,928,461
dorma & kaba Holding AG (REG)	1,380	847,567
Loomis AB–Class B	15,680	410,973
Park24 Co., Ltd.	244,700	4,592,474
Regus PLC	2,638,108	12,273,686
Rentokil Initial PLC	303,920	678,888

		34,511,620

Construction & Engineering–0.0%
UGL Ltd.	113,390	150,675

Electrical Equipment–0.0%
TKH Group NV	10,340	375,055

10	Sanford C. Bernstein Fund, Inc.—2015 Annual Report

Company	Shares	U.S. $ Value

Industrial Conglomerates–0.0%
Rheinmetall AG	8,620	$530,034

Machinery–1.8%
Bodycote PLC	39,450	328,736
Hoshizaki Electric Co., Ltd.	107,600	7,542,383
JTEKT Corp.	671,200	9,397,462
KION Group AG(a)	104,940	4,663,074
Krones AG	8,180	862,113
KUKA AG	7,760	595,535
LISI	14,650	396,397
Melrose Industries PLC	152,356	609,491
Morgan Advanced Materials PLC	107,280	458,061
Nabtesco Corp.	22,600	412,903
Nachi-Fujikoshi Corp.	29,000	120,255
Pfeiffer Vacuum Technology AG	3,630	419,388
Vesuvius PLC	68,790	367,849

		26,173,647

Marine–0.6%
Nippon Yusen KK	3,695,000	8,562,918

Professional Services–2.9%
Bureau Veritas SA	576,620	12,172,600
Capita PLC	761,676	13,833,553
Experian PLC	215,800	3,464,289
Teleperformance	178,323	13,530,674

		43,001,116

Road & Rail–1.1%
Central Japan Railway Co.	98,600	15,897,048
National Express Group PLC	104,665	450,929

		16,347,977

Trading Companies & Distributors–0.7%
Brenntag AG	104,510	5,638,709
Bunzl PLC	119,980	3,219,564
Diploma PLC	41,490	417,380
Ramirent Oyj	29,110	223,275
Rexel SA	19,058	234,614

		9,733,542

		218,912,728

Information Technology–8.7%
Communications Equipment–0.2%
BYD Electronic International Co., Ltd.(a)	337,000	210,997
Telit Communications PLC(a)	66,570	340,379
VTech Holdings Ltd.	166,000	1,969,745

		2,521,121

Electronic Equipment, Instruments & Components–0.3%
Celestica, Inc.(a)	158,230	2,037,011
Ju Teng International Holdings Ltd.	595,750	296,241
PAX Global Technology Ltd.	630,000	656,818
Samsung Electro-Mechanics Co., Ltd.	9,320	507,963
Tongda Group Holdings Ltd.	3,799,600	662,274

		4,160,307

Company	Shares	U.S. $ Value

Internet Software & Services–0.8%
Baidu, Inc. (Sponsored ADR)(a)	37,250	$5,118,522
Dip Corp.	21,100	347,869
Moneysupermarket.com Group PLC	701,850	3,593,472
Tencent Holdings Ltd.	169,500	2,861,612

		11,921,475

IT Services–1.6%
Alten SA	17,670	907,564
Amadeus IT Holding SA–Class A	157,040	6,728,400
CGI Group, Inc.–Class A(a)	47,210	1,710,456
Computacenter PLC	38,432	439,523
Obic Co., Ltd.	152,700	6,985,146
Optimal Payments PLC(a)	98,760	484,275
Otsuka Corp.	70,700	3,444,761
SCSK Corp.	49,400	1,854,499
Wirecard AG	33,139	1,586,766

		24,141,390

Semiconductors & Semiconductor Equipment–3.0%
Advanced Semiconductor Engineering, Inc.	2,464,000	2,684,739
ASM International NV	8,050	261,271
Hermes Microvision, Inc.	17,000	648,023
Hua Hong Semiconductor Ltd.(a)(b)	245,000	248,557
Infineon Technologies AG	689,120	7,742,559
Novatek Microelectronics Corp.	1,338,000	4,200,771
Sanken Electric Co., Ltd.	87,000	293,720
SCREEN Holdings Co., Ltd.	1,820,000	8,900,733
Siltronic AG(a)	11,500	316,888
Sumco Corp.	892,700	8,006,554
Tokyo Electron Ltd.	214,900	10,146,548

		43,450,363

Software–2.4%
Capcom Co., Ltd.	14,500	285,918
Constellation Software, Inc./Canada	5,750	2,410,088
Dassault Systemes	153,570	11,349,593
NICE-Systems Ltd.	76,773	4,299,967
Nintendo Co., Ltd.	33,900	5,713,901
Oracle Corp. Japan	175,100	7,394,297
Sage Group PLC (The)	181,460	1,372,849
SAP SE	31,471	2,038,807
UBISOFT Entertainment(a)	39,380	799,271

		35,664,691

Technology Hardware, Storage & Peripherals–0.4%
Samsung Electronics Co., Ltd.	3,600	3,454,032
Samsung Electronics Co., Ltd. (GDR) (London)(b)	5,210	2,463,955

		5,917,987

		127,777,334

Consumer Staples–8.7%
Beverages–0.3%
Anheuser-Busch InBev SA/NV	32,030	3,406,565
Coca-Cola Icecek AS	17,320	198,227

Schedule of Investments—International Portfolio	11

Company	Shares	U.S. $ Value

Cott Corp.	46,230	$499,541

		4,104,333

Food & Staples Retailing–2.1%
Alimentation Couche-Tard, Inc.–Class B	56,688	2,606,926
Booker Group PLC	281,670	788,944
Clicks Group Ltd.	40,230	261,084
CP ALL PCL	784,200	1,031,700
Delhaize Group	178,570	15,828,551
Koninklijke Ahold NV	74,595	1,455,201
Lawson, Inc.	21,800	1,608,460
Lenta Ltd. (GDR)(a)(b)	121,760	913,200
MARR SpA	36,410	691,399
Metro, Inc.	32,810	893,947
Olam International Ltd.	2,543,946	3,621,159
Tsuruha Holdings, Inc.	10,900	939,341

		30,639,912

Food Products–0.3%
Calbee, Inc.	21,300	689,268
Glanbia PLC	34,416	640,615
Mayora Indah Tbk PT	196,567	356,906
Nestle SA (REG)	34,900	2,624,677
Universal Robina Corp.	65,100	267,658

		4,579,124

Household Products–0.8%
Henkel AG & Co. KGaA	40,534	3,582,719
Pigeon Corp.	38,900	908,930
Reckitt Benckiser Group PLC	83,573	7,578,882

		12,070,531

Personal Products–0.9%
Cosmax, Inc.	3,910	707,147
Hengan International Group Co., Ltd.	432,000	4,224,177
Kao Corp.	105,100	4,764,271
L’Oreal SA	12,370	2,150,079
Unilever PLC	48,970	1,994,537

		13,840,211

Tobacco–4.3%
British American Tobacco PLC	824,134	45,472,173
Imperial Tobacco Group PLC	184,530	9,539,971
Japan Tobacco, Inc.	230,000	7,134,638

		62,146,782

		127,380,893

Health Care–8.5%
Biotechnology–0.3%
CSL Ltd.	68,260	4,295,819
Medy-Tox, Inc.	1,850	669,213

		4,965,032

Health Care Equipment & Supplies–0.6%
Cochlear Ltd.	25,440	1,496,933
Essilor International SA	18,440	2,252,783
Company	Shares	U.S. $ Value

Ginko International Co., Ltd.	50,000	$503,506
Sartorius AG (Preference Shares)	18,535	4,404,194
Sorin SpA(a)	187,362	540,665

		9,198,081

Health Care Providers & Services–0.4%
Shanghai Pharmaceuticals Holding Co., Ltd.–Class H	96,700	202,926
Sonic Healthcare Ltd.	447,650	5,757,826

		5,960,752

Health Care Technology–0.1%
M3, Inc.	26,700	530,604
NNIT A/S(a)(b)	23,817	552,859

		1,083,463

Life Sciences Tools & Services–1.3%
Eurofins Scientific SE	58,680	18,044,642
Horizon Discovery Group PLC(a)	83,728	193,156

		18,237,798

Pharmaceuticals–5.8%
Aspen Pharmacare Holdings Ltd.(a)	37,910	806,631
China Traditional Chinese Medicine Co., Ltd.(a)	512,000	394,184
GlaxoSmithKline PLC	937,369	17,991,752
Novartis AG (REG)	83,760	7,698,536
Novo Nordisk A/S–Class B	114,747	6,192,271
Ouro Fino Saude Animal Participacoes SA	32,200	272,090
Recordati SpA	258,401	5,962,741
Roche Holding AG	128,120	34,012,216
Sanofi	35,870	3,414,824
Shionogi & Co., Ltd.	110,800	3,971,642
Teva Pharmaceutical Industries Ltd.	59,766	3,377,623

		84,094,510

		123,539,636

Telecommunication Services–6.3%
Diversified Telecommunication Services–4.4%
Bezeq The Israeli Telecommunication Corp., Ltd.	5,036,059	9,638,007
BT Group PLC	1,882,090	11,978,636
Com Hem Holding AB	48,790	408,740
Nippon Telegraph & Telephone Corp.	674,100	23,744,233
Proximus	70,110	2,425,242
Singapore Telecommunications Ltd.	1,588,300	3,992,195
Telefonica Brasil SA (Preference Shares)	534,400	4,942,981
Telenor ASA	299,360	5,594,008
Telstra Corp., Ltd.	500,690	1,979,575

		64,703,617

12	Sanford C. Bernstein Fund, Inc.—2015 Annual Report

Company	Shares	U.S. $ Value

Wireless Telecommunication Services–1.9%
China Mobile Ltd.	477,000	$5,690,914
SK Telecom Co., Ltd.	13,780	3,056,896
Vodafone Group PLC	5,928,679	18,699,544

		27,447,354

		92,150,971

Materials–4.0%
Chemicals–3.3%
Arkema SA	122,442	7,936,440
Chr Hansen Holding A/S	10,250	573,309
Croda International PLC	88,390	3,626,969
Denki Kagaku Kogyo KK	68,000	268,322
Essentra PLC	1,169,434	13,933,905
FUCHS PETROLUB SE (Preference Shares)	7,630	337,706
Fufeng Group Ltd.	904,000	370,860
Givaudan SA (REG)(a)	2,030	3,303,142
Hyosung Corp.	1,910	182,448
Incitec Pivot Ltd.	111,430	307,128
JSR Corp.	628,500	9,059,766
Kansai Paint Co., Ltd.	45,000	612,019
Koninklijke DSM NV	134,935	6,227,466
LANXESS AG	8,540	399,868
Nippon Shokubai Co., Ltd.	4,000	272,016

		47,411,364

Construction Materials–0.0%
Cemex Latam Holdings SA(a)	63,110	251,393

Containers & Packaging–0.1%
Amcor Ltd./Australia	143,740	1,336,761
Smurfit Kappa Group PLC	20,750	559,047

		1,895,808

Metals & Mining–0.0%
Dowa Holdings Co., Ltd.	55,000	416,782

Paper & Forest Products–0.6%
Mondi PLC	435,860	9,135,264

		59,110,611

Energy–3.5%
Oil, Gas & Consumable Fuels–3.5%
BG Group PLC	792,296	11,429,568
JX Holdings, Inc.	3,711,500	13,401,922
Petroleo Brasileiro SA (Sponsored ADR)(a)	590,490	2,173,003
Royal Dutch Shell PLC (Euronext Amsterdam)–Class A	130,498	3,095,388
Royal Dutch Shell PLC–Class B	77,430	1,830,851
TOTAL SA	420,110	18,897,743

		50,828,475

Company	Shares	U.S. $ Value

Utilities–2.1%
Electric Utilities–1.7%
EDP–Energias de Portugal SA	5,067,310	$18,564,224
Electricite de France SA	368,500	6,506,789

		25,071,013

Independent Power and Renewable Electricity Producers–0.3%
Electric Power Development Co., Ltd.	14,800	451,686
Huadian Power International Corp., Ltd.–Class H	276,000	216,561
TerraForm Global, Inc.–Class A(a)	447,765	2,982,115

		3,650,362

Water Utilities–0.1%
Cia de Saneamento Basico do Estado de Sao Paulo	96,100	383,964
CT Environmental Group Ltd.	1,884,000	587,119
Pennon Group PLC	43,420	510,727

		1,481,810

		30,203,185

Total Common Stocks (cost $1,420,047,549)		1,397,625,162

WARRANTS–1.1%
Financials–0.5%
Banks–0.0%
Yes Bank Ltd., Merrill Lynch Intl & Co., expiring 6/25/18(a)	42,380	472,092

Thrifts & Mortgage Finance–0.5%
Housing Development Finance Corp., Ltd., Deutsche Bank AG, expiring 1/30/17(a)(b)	362,170	6,707,865
LIC Housing Finance Ltd., JPMorgan Chase Bank, expiring 3/06/17(a)(b)	68,070	488,088

		7,195,953

		7,668,045

Information Technology–0.4%
IT Services–0.4%
HCL Technologies Ltd., Merrill Lynch Intl & Co., expiring 11/29/18(a)	85,170	1,280,691
Tata Consultancy Services Ltd., Merrill Lynch Intl & Co., expiring 1/08/19(a)	79,624	3,142,144
Tata Consultancy Services Ltd., Merrill Lynch Intl & Co., expiring 12/14/15(a)	34,950	1,380,647

		5,803,482

Schedule of Investments—International Portfolio	13

Company	Shares	U.S. $ Value

Health Care–0.2%
Pharmaceuticals–0.2%
Aurobindo Pharma Ltd., Merrill Lynch Intl & Co., expiring 10/03/18(a)	44,910	$528,247
Sun Pharmaceutical Industries Ltd., Merrill Lynch Intl & Co., expiring 7/27/18(a)	177,880	2,365,195

		2,893,442

Consumer Discretionary–0.0%
Auto Components–0.0%
Motherson Sumi Systems Ltd., JPMorgan Chase Bank, expiring 11/05/18(a)	74,190	262,078

Total Warrants (cost $12,666,925)		16,627,047

Principal Amount (000)		U.S. $ Value

SHORT-TERM INVESTMENTS–1.8%
Repurchase Agreements–1.8%
State Street Bank & Trust Co.	$25,840	$25,840,183
0.00%, dated 9/30/15 due 10/01/15 in the amount of $25,840,183 (collateralized by $25,685,000 U.S. Treasury Notes, 2.00% due 10/31/21, value $26,359,231) (cost $25,840,183)
Total Investments—98.6% (cost $1,458,554,657)		1,440,092,392

Other assets less liabilities—1.4%		20,553,181

Net Assets—100.0%		$1,460,645,573

FUTURES (see Note 3)

Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2015	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
EURO STOXX 50 Futures	292	December 2015	$10,522,914	$10,085,336	$(437,578)
Mini MSCI EAFE Futures	165	December 2015	14,100,738	13,608,375	(492,363)

					$(929,941)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	HKD	162,392	USD	20,948	12/15/15	$(5,094)
Barclays Bank PLC	USD	40,023	SEK	335,714	12/15/15	156,836
BNP Paribas SA	USD	7,072	AUD	10,073	12/15/15	(29,100)
Citibank	BRL	38,798	USD	10,794	10/02/15	1,007,659
Citibank	USD	9,766	BRL	38,798	10/02/15	20,691
Citibank	CAD	4,370	USD	3,274	12/15/15	(46)
Credit Suisse International	USD	9,633	SEK	80,952	12/15/15	56,024
Deutsche Bank AG	ILS	12,314	USD	3,133	12/15/15	(9,274)
Deutsche Bank AG	USD	3,676	AUD	5,263	12/15/15	3,346
Goldman Sachs Bank USA	KRW	4,382,844	USD	3,677	12/15/15	(11,338)
Goldman Sachs Bank USA	TWD	374,103	USD	11,520	12/15/15	218,190
Goldman Sachs Bank USA	USD	6,746	JPY	813,347	12/15/15	41,984
HSBC Bank USA	ILS	65,157	USD	16,787	12/15/15	161,436
JPMorgan Chase Bank	USD	15,980	JPY	1,932,482	12/15/15	147,973
Morgan Stanley & Co., Inc.	KRW	4,370,157	USD	3,737	12/15/15	59,242
Morgan Stanley & Co., Inc.	KRW	2,926,822	USD	2,451	12/15/15	(12,095)
Morgan Stanley & Co., Inc.	USD	12,164	EUR	10,871	12/15/15	(1,865)
Morgan Stanley & Co., Inc.	USD	16,975	JPY	2,041,347	12/15/15	61,837
Royal Bank of Scotland PLC	BRL	38,798	USD	9,766	10/02/15	(20,692)
Royal Bank of Scotland PLC	USD	9,600	BRL	38,798	10/02/15	186,453
Royal Bank of Scotland PLC	BRL	27,210	USD	6,658	11/04/15	(129,843)

14	Sanford C. Bernstein Fund, Inc.—2015 Annual Report

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Royal Bank of Scotland PLC	CAD	28,775	USD	21,746	12/15/15	$190,451
Royal Bank of Scotland PLC	CHF	16,844	USD	17,345	12/15/15	15,861
Royal Bank of Scotland PLC	CNY	122,683	USD	18,924	12/15/15	(220,675)
Royal Bank of Scotland PLC	KRW	8,376,215	USD	7,042	12/15/15	(7,489)
Royal Bank of Scotland PLC	USD	35,406	EUR	31,734	12/15/15	98,230
Standard Chartered Bank	CNY	33,941	USD	5,260	12/15/15	(36,631)
State Street Bank & Trust Co.	ILS	16,571	USD	4,361	12/15/15	132,151
UBS AG	CHF	7,263	USD	7,453	12/15/15	(19,772)
UBS AG	EUR	29,027	USD	32,722	12/15/15	246,783
UBS AG	GBP	35,853	USD	54,879	12/15/15	659,034
UBS AG	USD	47,198	EUR	42,279	12/15/15	103,130
UBS AG	USD	16,940	JPY	2,044,432	12/15/15	122,673

						$3,186,070

(a)	Non-income producing security.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2015, the aggregate market value of these securities amounted to $16,877,944 or 1.2% of net assets.

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CNY—Chinese Yuan Renminbi

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

ILS—Israeli Shekel

JPY—Japanese Yen

KRW—South Korean Won

SEK—Swedish Krona

TWD—New Taiwan Dollar

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

EAFE—Europe, Australia, and Far East

GDR—Global Depositary Receipt

MSCI—Morgan Stanley Capital International

NVDR—Non Voting Depositary Receipt

PJSC—Public Joint Stock Company

REG—Registered Shares

See notes to financial statements.

Schedule of Investments—International Portfolio	15

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Emerging Markets Portfolio

September 30, 2015

Company	Shares	U.S. $ Value
COMMON STOCKS–96.2%
Financials–28.6%
Banks–17.2%
Axis Bank Ltd.	952,870	$7,257,642
Banco Davivienda SA (Preference Shares)	385,677	2,995,181
Banco do Brasil SA	829,700	3,181,092
Banco Macro SA (ADR)(a)	62,450	2,398,080
Bangkok Bank PCL (NVDR)	996,700	4,403,088
Bank Mandiri Persero Tbk PT	8,722,500	4,731,513
Bank of Baroda	2,569,300	7,237,447
Bank of China Ltd.–Class H	42,195,000	18,195,859
Bank of Communications Co., Ltd.–Class H	3,460,000	2,411,771
China CITIC Bank Corp. Ltd.–Class H(a)	6,073,000	3,544,198
China Construction Bank Corp.–Class H	33,358,400	22,261,126
China Development Financial Holding Corp.	8,625,000	2,326,738
China Merchants Bank Co., Ltd.–Class H	4,329,500	10,552,306
Chongqing Rural Commercial Bank Co., Ltd.–Class H	8,595,000	4,920,270
Credicorp Ltd.	88,051	9,365,104
DGB Financial Group, Inc.	755,948	6,722,427
HDFC Bank Ltd.	733,237	11,989,414
ICICI Bank Ltd.	631,150	2,601,235
ICICI Bank Ltd. (Sponsored ADR)	150,900	1,264,542
Industrial & Commercial Bank of China Ltd.–Class H	4,314,000	2,492,214
Kasikornbank PCL	597,700	2,807,766
Kasikornbank PCL (NVDR)	578,700	2,733,523
KB Financial Group, Inc.	767,527	22,814,536
Komercni banka AS	19,589	4,245,752
OTP Bank PLC	372,800	7,196,406
Punjab National Bank	1,862,415	3,791,137
Shinhan Financial Group Co., Ltd.	368,330	12,881,242
State Bank of India	453,200	1,649,571
Union Bank of India	762,870	2,051,214

		191,022,394

Capital Markets–0.1%
Haitong Securities Co., Ltd.–Class H	556,800	811,384

Consumer Finance–0.5%
Muthoot Finance Ltd.	455,321	1,138,631
Shriram Transport Finance Co., Ltd.	286,687	4,007,181

		5,145,812

Diversified Financial Services–1.3%
BM&FBovespa SA–Bolsa de Valores Mercadorias e Futuros	1,884,500	5,266,808
Cielo SA	237,840	2,199,323
Power Finance Corp. Ltd.	1,044,580	3,665,711
Premium Leisure Corp.	158,838,000	3,343,893

		14,475,735

Insurance–3.1%
AIA Group Ltd.	3,897,200	20,268,346
BB Seguridade Participacoes SA	1,035,500	6,480,201
New China Life Insurance Co., Ltd.–Class H	764,000	3,311,756
Ping An Insurance Group Co. of China Ltd.–Class H	526,000	2,631,840
Samsung Life Insurance Co., Ltd.	24,811	2,074,827

		34,766,970

Real Estate Investment Trusts (REITs)–0.2%
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	3,131,660	2,600,295

Real Estate Management & Development–4.4%
Ayala Land, Inc.	11,915,300	8,692,975
China Resources Land Ltd.	1,462,000	3,452,245
CIFI Holdings Group Co., Ltd.	23,948,000	4,257,006
Global Logistic Properties Ltd.	9,491,000	13,645,271
Grupo GICSA SA de CV(a)	6,460,340	5,461,035
Huaku Development Co., Ltd.(a)	627,000	1,091,888
Kaisa Group Holdings Ltd.(a)(b)(c)	4,618,000	779,633
KWG Property Holding Ltd.	11,049,300	7,296,838
Parque Arauco SA	1,538,064	2,640,431
SM Prime Holdings, Inc.	3,232,000	1,431,804

		48,749,126

Thrifts & Mortgage Finance–1.8%
Housing Development Finance Corp. Ltd.	942,142	17,444,749
LIC Housing Finance Ltd.	401,195	2,874,660

		20,319,409

		317,891,125

Information Technology–19.8%
Communications Equipment–0.5%
BYD Electronic International Co., Ltd.(a)	9,354,000	5,856,588

Electronic Equipment, Instruments & Components–2.3%
China Railway Signal & Communication Corp., Ltd.(a)(d)	7,525,600	6,059,283
Ju Teng International Holdings Ltd.	4,620,000	2,297,329
Largan Precision Co., Ltd.	135,000	10,536,059
PAX Global Technology Ltd.	3,054,000	3,184,004

16	Sanford C. Bernstein Fund, Inc.—2015 Annual Report

Company	Shares	U.S. $ Value
Samsung Electro-Mechanics Co., Ltd.	50,200	$2,736,023

		24,812,698

Internet Software & Services–3.8%
Alibaba Group Holding Ltd. (Sponsored ADR)(a)	37,880	2,233,784
Baidu, Inc. (Sponsored ADR)(a)	105,326	14,472,846
Just Dial Ltd.	206,288	3,110,349
Tencent Holdings Ltd.	1,338,400	22,595,757

		42,412,736

IT Services–3.4%
HCL Technologies Ltd.	1,375,258	20,684,716
QIWI PLC (Sponsored ADR)	179,698	2,896,732
Tata Consultancy Services Ltd.	363,627	14,356,985

		37,938,433

Semiconductors & Semiconductor Equipment–6.9%
Advanced Semiconductor Engineering, Inc.	9,093,794	9,908,467
Advanced Semiconductor Engineering, Inc. (ADR)	991,200	5,441,688
Hua Hong Semiconductor Ltd.(a)(d)	4,067,000	4,126,044
Kinsus Interconnect Technology Corp.	2,442,000	4,699,429
Novatek Microelectronics Corp.	1,188,000	3,729,832
Radiant Opto-Electronics Corp.	967,000	3,002,918
Taiwan Semiconductor Manufacturing Co., Ltd.	9,620,120	38,554,321
Taiwan Semiconductor Manufacturing Co., Ltd. (Sponsored ADR)	353,070	7,326,203

		76,788,902

Technology Hardware, Storage & Peripherals–2.9%
Asustek Computer, Inc.	637,000	5,476,923
Catcher Technology Co., Ltd.	1,088,000	11,631,481
Samsung Electronics Co., Ltd.	15,301	14,680,593

		31,788,997

		219,598,354

Consumer Discretionary–13.9%
Auto Components–0.5%
Hankook Tire Co., Ltd.	151,110	5,058,722

Automobiles–1.4%
Chongqing Changan Automobile Co., Ltd.–Class B	1,384,027	2,338,474
Kia Motors Corp.	127,030	5,758,420
Tata Motors Ltd.(a)	675,894	3,068,424
Tata Motors Ltd.–Class A(a)	1,494,765	4,941,370

		16,106,688

Diversified Consumer Services–2.7%
Estacio Participacoes SA	1,264,400	4,496,920
Kroton Educacional SA	1,457,500	2,834,487
New Oriental Education & Technology Group, Inc. (Sponsored ADR)	312,233	6,310,229
TAL Education Group (ADR)(a)	521,787	16,775,452

		30,417,088

Hotels, Restaurants & Leisure–1.9%
Melco International Development Ltd.	4,030,000	4,933,362
NagaCorp Ltd.	3,566,000	2,144,394
Yum! Brands, Inc.	175,920	14,064,804

		21,142,560

Household Durables–0.8%
Even Construtora e Incorporadora SA	1,486,700	1,290,011
Skyworth Digital Holdings Ltd.	10,948,000	7,480,076

		8,770,087

Internet & Catalog Retail–1.4%
JD.com, Inc. (ADR)(a)	172,326	4,490,816
Vipshop Holdings Ltd. (ADR)(a)	660,310	11,093,208

		15,584,024

Media–1.4%
Naspers Ltd.–Class N	111,790	14,010,314
Surya Citra Media Tbk PT	6,626,000	1,245,948

		15,256,262

Multiline Retail–0.8%
Lotte Shopping Co., Ltd.	14,600	3,528,605
Matahari Department Store Tbk PT	4,803,000	5,304,964

		8,833,569

Specialty Retail–0.4%
Foschini Group Ltd. (The)	337,642	3,428,866
Luk Fook Holdings International Ltd.	303,000	761,056

		4,189,922

Textiles, Apparel & Luxury Goods–2.6%
Cie Financiere Richemont SA (Johannesburg)	1,566,743	12,199,156
Eclat Textile Co., Ltd.	264,440	4,198,952
Titan Co., Ltd.	992,144	4,810,133
Yue Yuen Industrial Holdings Ltd.	2,109,000	7,887,534

		29,095,775

		154,454,697

Consumer Staples–11.1%
Food & Staples Retailing–4.9%
7-Eleven Malaysia Holdings Bhd	4,717,509	1,587,929
Bizim Toptan Satis Magazalari AS	109,634	460,711
CP ALL PCL	12,077,600	15,889,390
Lenta Ltd. (GDR)(a)(d)	1,690,014	12,675,105

Schedule of Investments—Emerging Markets Portfolio	17

Company	Shares	U.S. $ Value
Magnit PJSC (Sponsored GDR)(d)	232,990	$11,136,915
Olam International Ltd.	3,731,181	5,311,119
X5 Retail Group NV (GDR)(a)(d)	467,136	8,131,587

		55,192,756

Food Products–2.3%
Gruma SAB de CV–Class B	223,875	3,079,044
Grupo Lala SAB de CV	531,310	1,256,860
JBS SA	2,029,200	8,598,956
MHP SA (GDR)(d)	178,090	1,602,810
Universal Robina Corp.	1,759,330	7,233,476
WH Group Ltd.(a)(d)	7,455,000	3,700,366

		25,471,512

Personal Products–1.5%
Hengan International Group Co., Ltd.	1,248,000	12,203,179
Unilever PLC	101,650	4,140,181

		16,343,360

Tobacco–2.4%
British American Tobacco PLC	382,650	21,112,983
ITC Ltd.	1,102,503	5,531,599

		26,644,582

		123,652,210

Telecommunication Services–5.4%
Diversified Telecommunication Services–1.5%
China Telecom Corp., Ltd.–Class H	17,776,000	8,566,612
Telefonica Brasil SA (Preference Shares)	818,068	7,566,793

		16,133,405

Wireless Telecommunication Services–3.9%
China Mobile Ltd.	1,855,000	22,131,333
SK Telecom Co., Ltd.	38,450	8,529,583
Tower Bersama Infrastructure Tbk PT(a)	20,899,000	9,345,800
Turkcell Iletisim Hizmetleri AS	993,160	3,465,560

		43,472,276

		59,605,681

Industrials–4.9%
Airlines–0.5%
Air Arabia PJSC	4,170,300	1,592,376
Turk Hava Yollari AO(a)	1,510,867	3,986,131

		5,578,507

Commercial Services & Supplies–0.1%
APR Energy PLC(a)	487,664	587,027

Construction & Engineering–2.1%
China Machinery Engineering Corp.–Class H	3,687,000	3,205,890
China Railway Group Ltd.–Class H	7,112,000	6,514,366
Daelim Industrial Co., Ltd.	81,370	4,633,577
Hyundai Engineering & Construction Co., Ltd.	76,180	2,209,381
IRB Infrastructure Developers Ltd.	1,979,823	7,186,270

		23,749,484

Industrial Conglomerates–1.0%
Bidvest Group Ltd. (The)	252,938	5,969,463
SM Investments Corp.	264,037	5,033,052

		11,002,515

Professional Services–0.3%
51job, Inc. (ADR)(a)	143,046	3,919,460

Road & Rail–0.9%
CAR, Inc.(a)	5,599,000	8,119,021
Globaltrans Investment PLC (Sponsored GDR)(a)(d)	358,272	1,440,254

		9,559,275

		54,396,268

Materials–4.4%
Chemicals–2.2%
Fufeng Group Ltd.	2,178,000	893,510
Hyosung Corp.	54,230	5,180,190
LG Chem Ltd.	30,660	7,431,930
Lotte Chemical Corp.	46,915	10,750,930

		24,256,560

Construction Materials–0.5%
Cemex Latam Holdings SA(a)	400,385	1,594,898
Grasim Industries Ltd. (GDR)(d)	45,488	2,438,529
West China Cement Ltd.	13,990,400	1,904,318

		5,937,745

Metals & Mining–1.5%
KGHM Polska Miedz SA	37,840	817,400
Koza Altin Isletmeleri AS	359,630	2,611,984
MMC Norilsk Nickel PJSC (ADR)	151,260	2,173,606
Novolipetsk Steel OJSC (GDR)(d)	708,360	8,120,204
Real Gold Mining Ltd.(a)(b)(c)	1,788,000	0
Severstal PAO (GDR)(d)	285,640	3,030,972

		16,754,166

Paper & Forest Products–0.2%
China Forestry Holdings Co., Ltd.(a)(b)(c)	6,430,000	1
Nine Dragons Paper Holdings Ltd.	3,955,000	2,062,841

		2,062,842

		49,011,313

18	Sanford C. Bernstein Fund, Inc.—2015 Annual Report

Company	Shares	U.S. $ Value
Energy–3.1%
Oil, Gas & Consumable Fuels–3.1%
Gazprom PAO (Sponsored ADR)	906,562	$3,680,642
KazMunaiGas Exploration Production JSC (GDR)(d)	220,704	1,327,181
Lukoil PJSC (London) (Sponsored ADR)	386,910	13,178,154
Petroleo Brasileiro SA (Sponsored ADR)(a)	1,528,469	5,624,766
Petronet LNG Ltd.	2,050,208	5,576,474
Tatneft PAO (Sponsored ADR)	203,037	5,674,884

		35,062,101

Health Care–2.9%
Health Care Providers & Services–0.6%
Bangkok Dusit Medical Services PCL–Class F	459,000	233,958
Shanghai Pharmaceuticals Holding Co., Ltd.–Class H	3,119,700	6,546,746

		6,780,704

Pharmaceuticals–2.3%
Aspen Pharmacare Holdings Ltd.(a)	648,260	13,793,372
Lupin Ltd.	131,097	4,072,077
Sun Pharmaceutical Industries Ltd.(a)	560,193	7,434,949

		25,300,398

		32,081,102

Utilities–2.1%
Electric Utilities–0.1%
Light SA	320,800	934,605

Independent Power and Renewable Electricity Producers–1.5%
Huadian Power International Corp., Ltd.–Class H	10,200,000	8,003,330
NTPC Ltd.	2,566,850	4,848,356
TerraForm Global, Inc.–Class A(a)	659,269	4,390,732

		17,242,418

Water Utilities–0.5%
Cia de Saneamento Basico do Estado de Sao Paulo	861,200	3,440,890
Cia de Saneamento de Minas Gerais-COPASA	522,600	1,641,158

		5,082,048

		23,259,071

Total Common Stocks (cost $1,262,984,918)		1,069,011,922

WARRANTS–0.0%
Information Technology–0.0%
Electronic Equipment, Instruments & Components–0.0%
Ju Teng International Holdings Ltd., expiring 10/14/16(a) (cost $0)	577,500	21,237

Principal Amount (000)
SHORT-TERM INVESTMENTS–3.2%
Repurchase Agreements–3.2%
State Street Bank & Trust Co.	$35,211	35,211,186
0.00%, dated 9/30/15 due 10/01/15 in the amount of $35,211,186 (collateralized by $35,000,000 U.S. Treasury Notes, 2.00% due 10/31/21, value $35,918,750) (cost $35,211,186)
Total Investments–99.4% (cost $1,298,196,104)		1,104,244,345

Other assets less liabilities–0.6%		6,680,630

Net Assets–100.0%		$1,110,924,975

(a)	Non-income producing security.
(b)	Fair valued by the Adviser.
(c)	Illiquid security.
(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2015, the aggregate market value of these securities amounted to $63,789,250 or 5.7% of net assets.

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

JSC—Joint Stock Company

NVDR—Non Voting Depositary Receipt

OJSC—Open Joint Stock Company

PJSC—Public Joint Stock Company

See notes to financial statements.

Schedule of Investments—Emerging Markets Portfolio	19

SCB–ST–1946–0915

Sanford C. Bernstein Fund, Inc.

September 30, 2015

Schedule of Investments To the Annual
Report For the Taxable Bond Portfolios

Intermediate Duration

Short Duration Plus

U.S. Government Short Duration

Sanford C. Bernstein Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Sanford C. Bernstein Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, included in the accompanying Annual Report, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Intermediate Duration Portfolio, Short Duration Plus Portfolio, and U.S. Government Short Duration Portfolio (three of the eighteen portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter referred to as the “Fund”) at September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights of the Intermediate Duration Class, the U.S. Government Short Duration Class, and the Short Duration Plus Class of shares of the Fund for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 27, 2015

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Intermediate Duration Portfolio

September 30, 2015

	Principal Amount (000)		U.S. $ Value
CORPORATES-INVESTMENT GRADE–25.3%
Industrial–16.0%
Basic–1.1%
Barrick Gold Corp. 4.10%, 5/01/23	U.S.$	2,203	$1,949,459
Dow Chemical Co. (The) 7.375%, 11/01/29		700	891,083
8.55%, 5/15/19		3,226	3,899,805
Eastman Chemical Co. 3.80%, 3/15/25		3,020	2,948,058
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas, Inc. 6.50%, 11/15/20		1,212	1,093,079
Glencore Funding LLC 4.125%, 5/30/23(a)		2,622	2,063,186
International Paper Co. 3.65%, 6/15/24		1,209	1,194,833
3.80%, 1/15/26		2,920	2,876,898
4.75%, 2/15/22		3,182	3,436,576
5.15%, 5/15/46		1,014	990,575
LyondellBasell Industries NV 5.75%, 4/15/24		6,074	6,790,100
Minsur SA 6.25%, 2/07/24(a)		3,473	3,484,478
Mosaic Co. (The) 5.625%, 11/15/43		2,545	2,681,292
Sociedad Quimica y Minera de Chile SA 3.625%, 4/03/23(a)		4,581	3,802,230
Vale Overseas Ltd. 6.875%, 11/21/36		1,825	1,432,807

			39,534,459

Capital Goods–0.7%
Odebrecht Finance Ltd. 5.25%, 6/27/29(a)		4,673	2,476,115
Owens Corning 6.50%, 12/01/16(b)		480	512,221
Republic Services, Inc. 3.80%, 5/15/18		8	8,395
5.25%, 11/15/21		4,903	5,501,038
5.50%, 9/15/19		6,718	7,503,959
Yamana Gold, Inc. 4.95%, 7/15/24		7,731	6,907,958

			22,909,686

Communications-Media–2.3%
21st Century Fox America, Inc. 6.15%, 2/15/41		5,925	6,757,314
6.55%, 3/15/33		3,525	4,218,452
CBS Corp. 3.50%, 1/15/25		9,055	8,720,635
	Principal Amount (000)		U.S. $ Value
CCO Safari II LLC 4.908%, 7/23/25(a)		2,455	2,443,223
Cox Communications, Inc. 2.95%, 6/30/23(a)		2,401	2,192,406
Discovery Communications LLC 3.45%, 3/15/25		4,849	4,492,371
McGraw Hill Financial, Inc. 4.40%, 2/15/26(a)		6,121	6,211,670
NBCUniversal Enterprise, Inc. 5.25%, 3/19/21(a)(c)		5,187	5,478,769
Time Warner Cable, Inc. 4.00%, 9/01/21		12	12,240
4.125%, 2/15/21		9,385	9,646,100
4.50%, 9/15/42		2,370	1,873,777
8.75%, 2/14/19		10	11,744
Time Warner, Inc. 3.55%, 6/01/24		8,072	7,998,424
3.60%, 7/15/25		6,420	6,286,464
4.70%, 1/15/21		5,650	6,169,698
Viacom, Inc. 3.875%, 4/01/24		2,790	2,615,583
5.25%, 4/01/44		1,878	1,639,490
5.625%, 9/15/19		2,220	2,442,313

			79,210,673

Communications-Telecommunications–2.4%
America Movil SAB de CV 3.125%, 7/16/22		7,159	6,950,673
American Tower Corp. 5.05%, 9/01/20		10,745	11,743,705
AT&T, Inc. 1.40%, 12/01/17		16	15,926
3.40%, 5/15/25		16,815	16,049,850
5.80%, 2/15/19		50	55,598
Deutsche Telekom International Finance BV 4.875%, 3/06/42(a)		10,518	10,432,573
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc. 1.75%, 1/15/18		15	14,952
3.80%, 3/15/22		3,001	3,020,555
4.45%, 4/01/24		4,224	4,333,093
4.60%, 2/15/21		3,225	3,449,015
5.00%, 3/01/21		4,920	5,362,529
Rogers Communications, Inc. 4.00%, 6/06/22	CAD	1,130	893,957
Telefonica Emisiones SAU 5.462%, 2/16/21	U.S.$	4,705	5,257,188
Verizon Communications, Inc. 6.55%, 9/15/43		12,928	15,273,708

			82,853,322

Consumer Cyclical-Automotive–1.0%
Ford Motor Credit Co. LLC 2.597%, 11/04/19		4,755	4,696,518
3.664%, 9/08/24		6,294	6,108,554
5.00%, 5/15/18		11,532	12,265,285
5.875%, 8/02/21		4,933	5,584,176

Schedule of Investments—Intermediate Duration Portfolio	1

	Principal Amount (000)		U.S. $ Value
General Motors Co. 3.50%, 10/02/18	U.S.$	3,880	$3,911,312
General Motors Financial Co., Inc. 3.25%, 5/15/18		428	432,969
4.00%, 1/15/25		1,105	1,046,434
4.30%, 7/13/25		1,405	1,359,215

			35,404,463

Consumer Cyclical-Restaurants–0.0%
McDonald’s Corp. 5.00%, 2/01/19		25	27,421

Consumer Cyclical-Retailers–0.7%
CVS Health Corp. 3.875%, 7/20/25		6,950	7,164,116
Kohl’s Corp. 4.25%, 7/17/25		8,749	8,764,302
Macy’s Retail Holdings, Inc. 3.875%, 1/15/22		36	36,658
Walgreens Boots Alliance, Inc. 3.80%, 11/18/24		9,065	9,016,529

			24,981,605

Consumer Non-Cyclical–3.4%
AbbVie, Inc. 3.60%, 5/14/25		4,563	4,500,336
Actavis Funding SCS 3.80%, 3/15/25		7,992	7,720,584
3.85%, 6/15/24		2,531	2,479,221
Altria Group, Inc. 2.625%, 1/14/20		9,075	9,171,467
AstraZeneca PLC 6.45%, 9/15/37		2,470	3,192,613
Baxalta, Inc. 5.25%, 6/23/45(a)		3,510	3,542,805
Bayer US Finance LLC 3.375%, 10/08/24(a)		2,702	2,716,421
Becton Dickinson and Co. 3.734%, 12/15/24		3,952	4,023,211
Biogen, Inc. 4.05%, 9/15/25		7,188	7,261,195
Bunge Ltd. Finance Corp. 8.50%, 6/15/19		62	74,073
Celgene Corp. 3.875%, 8/15/25		7,710	7,711,434
Gilead Sciences, Inc. 3.65%, 3/01/26		6,889	6,921,068
Grupo Bimbo SAB de CV 3.875%, 6/27/24(a)		6,479	6,274,652
Kraft Heinz Foods Co.
2.80%, 7/02/20(a)		3,495	3,517,899
3.50%, 7/15/22(a)		4,451	4,546,777
Kroger Co. (The) 3.40%, 4/15/22		8,097	8,253,904
Laboratory Corp. of America Holdings 3.60%, 2/01/25		2,765	2,676,700
Medtronic, Inc. 3.50%, 3/15/25		9,065	9,249,418
Perrigo Finance PLC 3.50%, 12/15/21		492	485,755
3.90%, 12/15/24		3,115	3,067,973
Reynolds American, Inc. 3.25%, 11/01/22		5,431	5,403,302
5.85%, 8/15/45		2,103	2,339,735
Thermo Fisher Scientific, Inc. 4.15%, 2/01/24		3,518	3,643,846
Tyson Foods, Inc. 2.65%, 8/15/19		1,788	1,801,478
3.95%, 8/15/24		5,908	6,017,948

			116,593,815

Energy–3.3%
Diamond Offshore Drilling, Inc. 4.875%, 11/01/43(d)		3,212	2,100,436
Encana Corp. 3.90%, 11/15/21		3,815	3,514,717
Energy Transfer Partners LP 6.70%, 7/01/18		3,915	4,296,039
7.50%, 7/01/38		7,035	7,380,046
EnLink Midstream Partners LP 5.05%, 4/01/45		5,872	4,975,070
Enterprise Products Operating LLC 3.35%, 3/15/23		5	4,833
3.70%, 2/15/26		7,714	7,289,329
5.20%, 9/01/20		2,133	2,345,534
Kinder Morgan Energy Partners LP 3.95%, 9/01/22		12,863	12,079,090
4.15%, 3/01/22		3,287	3,139,450
National Oilwell Varco, Inc. 2.60%, 12/01/22		14	12,948
Noble Energy, Inc. 3.90%, 11/15/24		4,729	4,398,012
8.25%, 3/01/19		10,609	12,459,910
Noble Holding International Ltd. 4.90%, 8/01/20		382	317,421
Plains All American Pipeline LP/PAA Finance Corp. 3.60%, 11/01/24		6,155	5,760,772
Regency Energy Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/23		1,196	1,105,647
Reliance Holding USA, Inc. 5.40%, 2/14/22(a)		6,968	7,612,867
Sunoco Logistics Partners Operations LP 5.30%, 4/01/44		3,870	3,130,122
TransCanada PipeLines Ltd. 6.35%, 5/15/67		12,800	10,800,000
Valero Energy Corp. 6.125%, 2/01/20		6,995	7,931,519
Weatherford International Ltd./Bermuda 9.625%, 3/01/19		6,870	7,360,065
Williams Partners LP 4.125%, 11/15/20		4,549	4,630,045

			112,643,872

2	Sanford C. Bernstein Fund, Inc.—2015 Annual Report

	Principal Amount (000)		U.S. $ Value
Other Industrial–0.1%
Hutchison Whampoa International 14 Ltd. 1.625%, 10/31/17(a)	U.S.$	2,724	$2,713,483

Technology–1.0%
Hewlett-Packard Co. 4.65%, 12/09/21		2,366	2,509,072
HP Enterprise Co. 4.90%, 8/15/25		8,640	8,616,240
KLA-Tencor Corp. 4.65%, 11/01/24		6,404	6,399,402
Motorola Solutions, Inc. 7.50%, 5/15/25		985	1,133,695
Seagate HDD Cayman 4.75%, 1/01/25		3,629	3,483,698
Tencent Holdings Ltd. 3.375%, 5/02/19(a)		5,733	5,828,690
Total System Services, Inc. 2.375%, 6/01/18		2,940	2,947,982
3.75%, 6/01/23		3,042	2,975,395

			33,894,174

			550,766,973

Financial Institutions–8.0%
Banking–4.8%
ABN AMRO Bank NV 4.75%, 7/28/25(a)		3,690	3,655,635
American Express Co. 2.65%, 12/02/22		17	16,556
Bank of America Corp. 3.30%, 1/11/23		2,739	2,718,058
5.625%, 7/01/20		2,100	2,368,538
Series 1 3.75%, 7/12/16		25	25,498
Series L 5.65%, 5/01/18		5,700	6,219,310
Barclays Bank PLC 6.625%, 3/30/22(a)	EUR	1,961	2,682,155
Barclays PLC 3.65%, 3/16/25	U.S.$	1,846	1,762,461
Bear Stearns Cos., LLC (The) 5.30%, 10/30/15		5	5,016
BPCE SA 5.70%, 10/22/23(a)		1,991	2,099,416
Citigroup, Inc. 3.875%, 3/26/25		6,580	6,374,322
Compass Bank 5.50%, 4/01/20		14,784	15,911,871
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands 3.95%, 11/09/22		1,581	1,587,825
4.375%, 8/04/25		6,380	6,384,575
Countrywide Financial Corp. 6.25%, 5/15/16		5,826	5,991,389
Credit Suisse Group Funding Guernsey Ltd. 3.75%, 3/26/25(a)		10,795	10,483,607
Goldman Sachs Group, Inc. (The) 3.625%, 2/07/16		12	12,115
3.75%, 5/22/25		2,661	2,666,522
3.85%, 7/08/24		10,315	10,515,018
5.25%, 7/27/21		6	6,691
5.625%, 1/15/17		10	10,502
Series D 6.00%, 6/15/20		12,435	14,290,886
JPMorgan Chase & Co. 6.125%, 6/27/17		50	53,739
Mizuho Financial Group Cayman 3 Ltd. 4.60%, 3/27/24(a)		9,248	9,618,549
Morgan Stanley 3.75%, 2/25/23		8	8,194
5.625%, 9/23/19		3,033	3,388,331
7.25%, 4/01/32		15	19,867
Series G 4.00%, 7/23/25		8,620	8,809,580
5.50%, 7/24/20		3,953	4,437,847
Murray Street Investment Trust I 4.647%, 3/09/17		1,107	1,154,488
Nationwide Building Society 6.25%, 2/25/20(a)		13,470	15,801,442
PNC Funding Corp. 5.125%, 2/08/20		5	5,608
Rabobank Capital Funding Trust III 5.254%, 10/21/16(a)(c)		3,880	3,913,950
Santander UK PLC 5.00%, 11/07/23(a)		5,085	5,286,066
Standard Chartered PLC Series E 4.00%, 7/12/22(a)		6,689	6,622,110
UBS AG/Stamford CT 7.625%, 8/17/22		5,982	6,882,213
UBS Group Funding Jersey Ltd. 4.125%, 9/24/25(a)		4,794	4,768,899

			166,558,849

Finance–0.2%
Aviation Capital Group Corp. 7.125%, 10/15/20(a)		4,965	5,793,450
General Electric Capital Corp. Series G 5.625%, 5/01/18		20	22,141
HSBC Finance Corp. 6.676%, 1/15/21		110	128,703

			5,944,294

Insurance–2.1%
Allied World Assurance Co. Holdings Ltd. 7.50%, 8/01/16		3,185	3,342,476
American International Group, Inc. 4.875%, 6/01/22		6,703	7,396,439
6.40%, 12/15/20		5,975	7,082,072

Schedule of Investments—Intermediate Duration Portfolio	3

	Principal Amount (000)		U.S. $ Value
Coventry Health Care, Inc. 5.95%, 3/15/17	U.S.$	2,515	$2,674,111
Dai-ichi Life Insurance Co., Ltd. (The) 5.10%, 10/28/24(a)(c)		3,683	3,784,283
Guardian Life Insurance Co. of America (The) 7.375%, 9/30/39(a)		4,804	6,304,063
Hartford Financial Services Group, Inc. (The) 5.125%, 4/15/22		3,400	3,770,471
5.50%, 3/30/20		6,904	7,766,959
6.10%, 10/01/41		5	5,943
Lincoln National Corp. 8.75%, 7/01/19		3,071	3,751,018
MetLife Capital Trust IV 7.875%, 12/15/37(a)		5,200	6,370,000
MetLife, Inc. 4.75%, 2/08/21		1,570	1,743,444
7.717%, 2/15/19		2,169	2,566,920
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)		2,673	4,048,627
Prudential Financial, Inc. 4.50%, 11/15/20		8	8,771
5.625%, 6/15/43		8,035	8,292,120
XLIT Ltd. 5.50%, 3/31/45		1,600	1,505,931
6.25%, 5/15/27		5	5,958

			70,419,606

REITS–0.9%
HCP, Inc. 5.375%, 2/01/21		10,368	11,483,597
Host Hotels & Resorts LP Series D 3.75%, 10/15/23		202	197,714
Trust F/1401 5.25%, 12/15/24(a)		5,937	6,070,582
Welltower, Inc. 5.25%, 1/15/22		12,820	14,049,259

			31,801,152

			274,723,901

Utility–1.3%
Electric–0.9%
Berkshire Hathaway Energy Co. 6.125%, 4/01/36		6,760	8,139,959
CMS Energy Corp. 5.05%, 3/15/22		1,476	1,622,128
Constellation Energy Group, Inc. 5.15%, 12/01/20		2,362	2,597,437
Duke Energy Carolinas LLC 3.90%, 6/15/21		4	4,305
Entergy Corp. 4.00%, 7/15/22		6,096	6,295,236
Exelon Corp. 5.10%, 6/15/45		3,355	3,425,693
Exelon Generation Co. LLC 4.25%, 6/15/22		3,830	3,919,672
TECO Finance, Inc. 4.00%, 3/15/16		2,925	2,965,663
5.15%, 3/15/20		3,625	3,988,849

			32,958,942

Natural Gas–0.4%
Talent Yield Investments Ltd. 4.50%, 4/25/22(a)		12,130	12,586,695

			45,545,637

Total Corporates–Investment Grade (cost $853,357,708)			871,036,511

MORTGAGE PASS-THROUGHS–20.7%
Agency ARMs–0.0%
Federal Home Loan Mortgage Corp. Series 2006 2.665%, 12/01/36(b)		2	1,731
Series 2007 2.795%, 3/01/37(b)		2	2,487

			4,218

Agency Fixed Rate 15-Year–1.7%
Federal Home Loan Mortgage Corp. Gold 6.00%, 7/01/17		1	1,272
Federal National Mortgage Association 2.50%, 11/01/29–10/01/30		23,605	24,093,717
3.50%, 10/01/30, TBA		32,985	34,842,982

			58,937,971

Agency Fixed Rate 30-Year–19.0%
Federal Home Loan Mortgage Corp. Gold 4.00%, 1/01/45		35,869	38,762,210
5.00%, 8/01/33		4	4,675
Series 2007 4.50%, 3/01/37		85	93,767
5.50%, 7/01/35		2,222	2,476,896
Federal National Mortgage Association 3.00%, 10/01/45, TBA		13,949	14,134,259
3.00%, 11/01/45, TBA		55,700	56,322,275
3.50%, 12/01/41–9/01/45		139,216	146,487,743
3.50%, 10/01/45, TBA		9,556	9,966,610
4.00%, 12/01/41–10/01/44		41,644	45,065,021
4.00%, 10/25/45, TBA		74,765	79,741,545
4.50%, 5/01/44		281	305,204
4.50%, 10/25/45, TBA		85,365	92,540,995
5.50%, 11/01/33–9/01/36		2,930	3,292,799
6.50%, 8/01/31–8/01/34		9	11,091
Series 2003 5.50%, 4/01/33–7/01/33		7,456	8,369,305
Series 2004 5.50%, 4/01/34–11/01/34		6,463	7,253,838
Series 2005 5.50%, 2/01/35		6,037	6,774,671

4	Sanford C. Bernstein Fund, Inc.—2015 Annual Report

	Principal Amount (000)			U.S. $ Value
Series 2006 5.50%, 4/01/36	U.S.$	1,189		$1,335,065
Series 2012 3.50%, 5/01/42		9		9,414
Government National Mortgage Association 3.00%, 10/01/45, TBA		52,078		53,135,834
3.50%, 10/01/45, TBA		50,944		53,363,840
4.50%, 7/20/45		31,867		34,276,210
Series 1996 8.50%, 11/15/26		0	**	413

				653,723,680

Total Mortgage Pass-Throughs (cost $707,058,554)				712,665,869

ASSET-BACKED SECURITIES–15.8%
Autos-Fixed Rate–8.7%
Ally Auto Receivables Trust Series 2015-2, Class A3 1.49%, 11/15/19		6,239		6,255,057
Ally Master Owner Trust Series 2012-4, Class A 1.72%, 7/15/19		11,565		11,655,230
AmeriCredit Automobile Receivables Trust Series 2013-3, Class A3 0.92%, 4/09/18		7,739		7,741,235
Series 2013-4, Class A3 0.96%, 4/09/18		3,472		3,473,661
Series 2014-1, Class A3 0.90%, 2/08/19		6,050		6,049,512
ARI Fleet Lease Trust Series 2014-A, Class A2 0.81%, 11/15/22(a)		2,464		2,462,168
Avis Budget Rental Car Funding AESOP LLC Series 2013-2A, Class A 2.97%, 2/20/20(a)		16,846		17,378,305
Series 2014-1A, Class A 2.46%, 7/20/20(a)		6,834		6,940,784
Bank of The West Auto Trust Series 2015-1, Class A3 1.31%, 10/15/19(a)		11,267		11,286,838
California Republic Auto Receivables Trust Series 2014-2, Class A4 1.57%, 12/16/19		3,937		3,937,291
Series 2015-2, Class A3 1.31%, 8/15/19		5,333		5,341,530
Capital Auto Receivables Asset Trust Series 2013-3, Class A2 1.04%, 11/21/16		257		256,579
Series 2014-1, Class B 2.22%, 1/22/19		1,960		1,985,708
CPS Auto Receivables Trust Series 2013-B, Class A 1.82%, 9/15/20(a)		3,459		3,446,988
Series 2014-B, Class A 1.11%, 11/15/18(a)		3,382		3,377,751
Drive Auto Receivables Trust Series 2015-BA, Class A2A 0.93%, 12/15/17(a)		5,915		5,914,292
Series 2015-CA, Class A2A 1.03%, 2/15/18(a)		4,013		4,012,614
Series 2015-DA, Class A2A 1.23%, 6/15/18(a)		5,186		5,185,750
Enterprise Fleet Financing LLC Series 2014-1, Class A2 0.87%, 9/20/19(a)		1,933		1,931,435
Series 2014-2, Class A2 1.05%, 3/20/20(a)		6,095		6,080,626
Series 2015-1, Class A2 1.30%, 9/20/20(a)		12,706		12,692,964
Exeter Automobile Receivables Trust Series 2013-1A, Class A 1.29%, 10/16/17(a)		125		124,940
Series 2014-1A, Class A 1.29%, 5/15/18(a)		1,085		1,086,554
Series 2014-2A, Class A 1.06%, 8/15/18(a)		1,274		1,272,272
Fifth Third Auto Trust Series 2014-3, Class A4 1.47%, 5/17/21		8,250		8,314,919
Flagship Credit Auto Trust Series 2013-1, Class A 1.32%, 4/16/18(a)		653		653,450
Ford Auto Securitization Trust Series 2013-R1A, Class A2 1.676%, 9/15/16(a)	CAD	83		62,344
Ford Credit Auto Lease Trust Series 2014-B, Class A3 0.89%, 9/15/17	U.S.$	6,000		5,999,099
Ford Credit Auto Owner Trust Series 2012-B, Class A4 1.00%, 9/15/17		5,611		5,616,449
Series 2012-D, Class B 1.01%, 5/15/18		3,805		3,799,473
Series 2014-2, Class A 2.31%, 4/15/26(a)		14,327		14,564,779
Ford Credit Floorplan Master Owner Trust Series 2015-2, Class A1 1.98%, 1/15/22		9,202		9,232,817
GM Financial Automobile Leasing Trust
Series 2015-1, Class A2 1.10%, 12/20/17		12,888		12,922,364
Series 2015-2, Class A3 1.68%, 12/20/18		11,785		11,827,764
GMF Floorplan Owner Revolving Trust Series 2015-1, Class A1 1.65%, 5/15/20(a)		5,130		5,122,069
Harley-Davidson Motorcycle Trust Series 2014-1, Class A3 1.10%, 9/15/19		9,130		9,140,134

Schedule of Investments—Intermediate Duration Portfolio	5

	Principal Amount (000)		U.S. $ Value
Series 2015-1, Class A3 1.41%, 6/15/20	U.S.$	5,832	$5,849,437
Hertz Vehicle Financing LLC Series 2013-1A, Class A1 1.12%, 8/25/17(a)		7,345	7,350,244
Series 2013-1A, Class A2 1.83%, 8/25/19(a)		21,065	21,021,347
Series 2015-2A, Class A 2.02%, 9/25/19(a)		4,800	4,798,978
Series 2015-2A, Class C 3.95%, 9/25/19(a)		3,400	3,399,691
Hyundai Auto Lease Securitization Trust Series 2015-B, Class A3 1.40%, 11/15/18(a)		5,547	5,564,804
Hyundai Auto Receivables Trust Series 2012-B, Class C 1.95%, 10/15/18		3,525	3,532,589
Mercedes Benz Auto Lease Trust Series 2014-A, Class A2A 0.48%, 6/15/16		229	228,602
Nissan Auto Lease Trust Series 2015-A, Class A3 1.40%, 6/15/18		10,620	10,676,233
Santander Drive Auto Receivables Trust Series 2013-4, Class A3 1.11%, 12/15/17		1,770	1,770,121
Series 2015-3, Class A2A 1.02%, 9/17/18		6,044	6,046,385
Series 2015-4,Class A2A 1.20%, 12/17/18		5,917	5,914,579
TCF Auto Receivables Owner Trust Series 2015-1A, Class A2 1.02%, 8/15/18(a)		8,140	8,138,079

			301,436,834

Credit Cards-Fixed Rate–2.9%
American Express Credit Account Master Trust Series 2014-2, Class A 1.26%, 1/15/20		4,458	4,478,750
Barclays Dryrock Issuance Trust Series 2014-3, Class A 2.41%, 7/15/22		11,514	11,871,632
Series 2015-2, Class A 1.56%, 3/15/21		8,187	8,258,636
Capital One Multi-Asset Execution Trust Series 2015-A5, Class A5 1.60%, 5/17/21		7,831	7,892,387
Citibank Credit Card Issuance Trust Series 2012-A1, Class A1 0.55%, 10/10/17		14,150	14,150,084
Discover Card Execution Note Trust Series 2015-A2, Class A 1.90%, 10/17/22		10,835	10,820,943
Synchrony Credit Card Master Note Trust Series 2012-2, Class A 2.22%, 1/15/22		12,000	12,194,460
Series 2015-3, Class A 1.74%, 9/15/21		9,015	9,031,227
World Financial Network Credit Card Master Trust Series 2012-B, Class A 1.76%, 5/17/21		7,890	7,963,014
Series 2013-A, Class A 1.61%, 12/15/21		4,353	4,375,542
Series 2015-B, Class A 2.55%, 6/17/24		6,986	7,097,034

			98,133,709

Autos-Floating Rate–1.6%
BMW Floorplan Master Owner Trust Series 2015-1A, Class A 0.707%, 7/15/20(a)(b)		10,554	10,520,067
GE Dealer Floorplan Master Note Trust Series 2014-1, Class A 0.596%, 7/20/19(b)		6,227	6,182,950
Series 2015-1, Class A 0.716%, 1/20/20(b)		10,924	10,843,382
Hertz Fleet Lease Funding LP Series 2013-3, Class A 0.753%, 12/10/27(a)(b)		7,910	7,920,097
Series 2014-1, Class A 0.603%, 4/10/28(a)(b)		6,208	6,211,510
Navistar Financial Dealer Note Master Trust Series 2014-1, Class A 0.944%, 10/25/19(a)(b)		4,874	4,854,291
NCF Dealer Floorplan Master Trust Series 2014-1A, Class A 1.716%, 10/20/20(a)(b)		9,708	9,707,995

			56,240,292

Credit Cards-Floating Rate–1.3%
Cabela’s Credit Card Master Note Trust Series 2012-1A, Class A2 0.737%, 2/18/20(a)(b)		7,700	7,704,181
Series 2014-1, Class A 0.557%, 3/16/20(b)		1,880	1,876,832
Discover Card Execution Note Trust Series 2015-A1, Class A1 0.557%, 8/17/20(b)		11,732	11,689,882
First National Master Note Trust Series 2013-2, Class A 0.737%, 10/15/19(b)		8,650	8,660,409
World Financial Network Credit Card Master Trust Series 2014-A, Class A 0.587%, 12/15/19(b)		8,125	8,127,539
Series 2015-A, Class A 0.687%, 2/15/22(b)		6,720	6,705,599

			44,764,442

6	Sanford C. Bernstein Fund, Inc.—2015 Annual Report

	Principal Amount (000)		U.S. $ Value
Other ABS-Fixed Rate–1.1%
CIT Equipment Collateral Series 2014-VT1, Class A2 0.86%, 5/22/17(a)	U.S.$	8,966	$8,967,904
CNH Equipment Trust Series 2014-B, Class A4 1.61%, 5/17/21		6,051	6,080,695
Series 2015-A, Class A4 1.85%, 4/15/21		6,392	6,422,982
Dell Equipment Finance Trust Series 2015-1, Class A3 1.30%, 3/23/20(a)		3,460	3,454,661
Macquarie Equipment Funding Trust Series 2014-A, Class A2 0.80%, 11/21/16(a)		3,876	3,877,943
SBA Tower Trust Series 2014-1A, Class C 2.898%, 10/15/44(a)		7,996	8,021,507

			36,825,692

Home Equity Loans-Floating Rate–0.2%
Asset Backed Funding Certificates Trust Series 2003-WF1, Class A2 1.319%, 12/25/32(b)		1,078	1,033,193
GSAA Trust Series 2006-5, Class 2A3 0.464%, 3/25/36(b)		7,757	5,266,192
Residential Asset Securities Corp. Trust Series 2003-KS3, Class A2 0.794%, 5/25/33(b)		145	135,540
Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates Series 2004-1, Class 1A 0.494%, 4/25/34(b)		7	6,952

			6,441,877

Total Asset-Backed Securities (cost $542,325,829)			543,842,846

GOVERNMENTS-TREASURIES–12.4%
Brazil–0.3%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/17	BRL	47,825	11,313,686

United States–12.1%
U.S. Treasury Bonds
3.00%, 5/15/45	U.S.$	26,750	27,374,853
3.125%, 8/15/44		14,806	15,496,182
3.375%, 5/15/44		5,710	6,266,325
3.625%, 8/15/43–2/15/44		20,148	23,181,157
3.75%, 11/15/43		10,205	12,015,061
4.50%, 2/15/36		23,360	30,630,193
4.75%, 2/15/37		5	6,780
8.125%, 8/15/19–8/15/21		986	1,316,739
U.S. Treasury Notes
1.50%, 10/31/19		18,940	19,148,889
1.625%, 4/30/19		117,155	119,290,618
1.75%, 9/30/19–5/15/23		30,722	30,697,417
2.00%, 11/15/21		9,093	9,279,124
2.125%, 8/15/21		630	648,457
2.375%, 8/15/24(e)		6,426	6,618,137
2.50%, 8/15/23		87,287	91,235,340
2.75%, 11/15/23		21,770	23,177,670

			416,382,942

Total Governments–Treasuries (cost $411,837,029)			427,696,628

COMMERCIAL MORTGAGE-BACKED SECURITIES–10.8%
Non-Agency Fixed Rate CMBS–9.3%
Banc of America Commercial Mortgage Trust Series 2007-4, Class A1A 5.774%, 2/10/51		15,928	16,918,784
Bear Stearns Commercial Mortgage Securities Trust Series 2006-PW13, Class AJ 5.611%, 9/11/41		5,707	5,759,124
BHMS Mortgage Trust Series 2014-ATLS, Class AFX 3.601%, 7/05/33(a)		9,720	9,946,670
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class A 3.369%, 3/13/35(a)		11,325	11,749,133
Citigroup Commercial Mortgage Trust Series 2006-C4, Class A1A 5.973%, 3/15/49		2,515	2,551,097
Series 2015-GC27, Class A5 3.137%, 2/10/48		7,490	7,464,268
COBALT CMBS Commercial Mortgage Trust Series 2007-C3, Class A4 5.959%, 5/15/46		3,894	4,124,177
Commercial Mortgage Trust Series 2006-C8, Class A1A 5.292%, 12/10/46		11,622	12,039,552
Series 2007-GG9, Class A4 5.444%, 3/10/39		17,264	17,920,661
Series 2007-GG9, Class AM 5.475%, 3/10/39		7,256	7,513,872
Series 2013-SFS, Class A1 1.873%, 4/12/35(a)		4,562	4,524,463
Credit Suisse Commercial Mortgage Trust Series 2007-C3, Class AM 5.889%, 6/15/39		4,535	4,661,963
CSAIL Commercial Mortgage Trust Series 2015-C3, Class A4 3.718%, 8/15/48		9,682	10,207,045

Schedule of Investments—Intermediate Duration Portfolio	7

	Principal Amount (000)		U.S. $ Value
DBUBS Mortgage Trust Series 2011-LC1A, Class E 5.735%, 11/10/46(a)	U.S.$	3,668	$3,960,816
Extended Stay America Trust Series 2013-ESH7, Class A17 2.295%, 12/05/31(a)		7,662	7,677,334
GS Mortgage Securities Corp. II Series 2013-KING, Class A 2.706%, 12/10/27(a)		12,279	12,524,035
GS Mortgage Securities Trust Series 2006-GG6, Class AJ 5.598%, 4/10/38		5,000	5,022,365
Series 2007-GG10, Class A4 5.989%, 8/10/45		5,580	5,885,326
Series 2013-G1, Class A1 2.059%, 4/10/31(a)		779	769,452
Series 2013-G1, Class A2 3.557%, 4/10/31(a)		6,804	6,954,164
JPMBB Commercial Mortgage Securities Trust Series 2015-C31, Class A3 3.801%, 8/15/48		9,747	10,299,734
JPMorgan Chase Commercial Mortgage Securities Trust Series 2006-LDP9, Class AM 5.372%, 5/15/47		3,790	3,884,748
Series 2007-CB19, Class AM 5.884%, 2/12/49		4,080	4,293,498
Series 2007-LD12, Class A4 5.882%, 2/15/51		13,115	13,831,343
Series 2007-LD12, Class AM 6.208%, 2/15/51		3,522	3,752,183
Series 2007-LDPX, Class A1A 5.439%, 1/15/49		17,890	18,670,461
Series 2007-LDPX, Class A3 5.42%, 1/15/49		47	48,319
Series 2008-C2, Class A1A 5.998%, 2/12/51		7,722	8,311,824
Series 2010-C2, Class A1 2.749%, 11/15/43(a)		2,239	2,262,871
Series 2011-C5, Class D 5.50%, 8/15/46(a)		2,901	3,061,211
LB-UBS Commercial Mortgage Trust Series 2007-C1, Class AM 5.455%, 2/15/40		2,995	3,119,727
LSTAR Commercial Mortgage Trust Series 2014-2, Class A2 2.767%, 1/20/41(a)		6,067	6,086,932
Series 2015-3, Class A2 2.729%, 4/20/48(a)		7,000	7,103,395
Merrill Lynch Mortgage Trust Series 2006-C2, Class A1A 5.739%, 8/12/43		6,625	6,802,298
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-4, Class A1A 5.166%, 12/12/49		11,574	11,964,657
Series 2007-9, Class A4 5.70%, 9/12/49		21,260	22,493,356
UBS-Barclays Commercial Mortgage Trust Series 2012-C3, Class A4 3.091%, 8/10/49		4,728	4,855,361
Series 2012-C4, Class A5 2.85%, 12/10/45		9,467	9,544,126
Wachovia Bank Commercial Mortgage Trust Series 2006-C26, Class A1A 6.009%, 6/15/45		4,089	4,179,819
WF-RBS Commercial Mortgage Trust Series 2013-C14, Class A5 3.337%, 6/15/46		9,893	10,234,107
Series 2014-C20, Class A2 3.036%, 5/15/47		6,029	6,257,752

			319,232,023

Non-Agency Floating Rate CMBS–1.5%
Carefree Portfolio Trust Series 2014-CARE, Class A 1.527%, 11/15/19(a)(b)		5,133	5,124,556
Commercial Mortgage Trust Series 2014-KYO, Class A 1.104%, 6/11/27(a)(b)		7,535	7,479,024
Series 2014-SAVA, Class A 1.357%, 6/15/34(a)(b)		5,138	5,118,759
H/2 Asset Funding NRE Series 2015-1A 1.844%, 6/24/49(a)(b)		7,045	7,009,363
JPMorgan Chase Commercial Mortgage Securities Trust Series 2014-INN, Class A 1.127%, 6/15/29(a)(b)		9,634	9,564,751
PFP III Ltd. Series 2014-1, Class A 1.629%, 6/14/31(a)(b)		2,467	2,465,436
Resource Capital Corp., Ltd. Series 2014-CRE2, Class A 1.257%, 4/15/32(a)(b)		3,974	3,949,553
Starwood Retail Property Trust Series 2014-STAR, Class A 1.427%, 11/15/27(a)(b)		6,321	6,267,631
Wells Fargo Commercial Mortgage Trust Series 2015-SG1, Class C 4.62%, 12/15/47(f)		5,778	5,648,155

			52,627,228

Total Commercial Mortgage-Backed Securities (cost $378,192,634)			371,859,251

8	Sanford C. Bernstein Fund, Inc.—2015 Annual Report

	Principal Amount (000)		U.S. $ Value
COLLATERALIZED MORTGAGE OBLIGATIONS–4.9%
GSE Risk Share Floating Rate–2.4%
Bellemeade Re Ltd. Series 2015-1A, Class M1 2.689%, 7/25/25(a)(b)	U.S.$	4,958	$4,955,057
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 4.444%, 11/25/23(b)		8,185	8,163,600
Series 2014-DN2, Class M3 3.794%, 4/25/24(b)		2,091	1,963,637
Series 2014-DN3, Class M3 4.194%, 8/25/24(b)		9,650	9,386,234
Series 2014-DN4, Class M3 4.744%, 10/25/24(b)		2,500	2,502,993
Series 2015-DNA1, Class M3 3.494%, 10/25/27(b)		675	636,819
Series 2015-DNA2, Class M2 2.794%, 12/25/27(b)		11,345	11,390,202
Series 2015-HQ1, Class M2 2.394%, 3/25/25(b)		2,155	2,133,957
Series 2015-HQA1, Class M2 2.844%, 3/25/28(b)		10,244	10,243,993
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 1M1 1.394%, 7/25/24(b)		2,624	2,618,489
Series 2014-C04, Class 1M2 5.094%, 11/25/24(b)		5,280	5,294,280
Series 2014-C04, Class 2M2 5.194%, 11/25/24(b)		4,465	4,498,871
Series 2015-C01, Class 1M2 4.494%, 2/25/25(b)		4,205	4,086,621
Series 2015-C02, Class 2M2 4.194%, 5/25/25(b)		4,020	3,841,750
Series 2015-C03, Class 1M2 5.194%, 7/25/25(b)		1,450	1,445,637
Series 2015-C03, Class 2M2 5.194%, 7/25/25(b)		5,115	5,108,811
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 5.447%, 11/25/25(a)(b)		3,997	3,997,274
Series 2015-WF1, Class 2M2 5.697%, 11/25/25(a)(b)		1,161	1,160,718

			83,428,943

Non-Agency Fixed Rate–1.6%
Alternative Loan Trust Series 2005-20CB, Class 3A6 5.50%, 7/25/35		1,032	981,274
Series 2005-57CB, Class 4A3 5.50%, 12/25/35		3,371	3,098,588
Series 2006-23CB, Class 1A7 6.00%, 8/25/36		1,473	1,433,891
Series 2006-24CB, Class A16 5.75%, 6/25/36		5,463	4,897,029
Series 2006-28CB, Class A14 6.25%, 10/25/36		3,431	2,926,787
Series 2006-J1, Class 1A13 5.50%, 2/25/36		1,911	1,717,701
Series 2007-2CB, Class 2A4 5.75%, 3/25/37		2,161	1,911,305
Chase Mortgage Finance Trust Series 2007-S5, Class 1A17 6.00%, 7/25/37		1,261	1,081,540
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 2.617%, 5/25/35		3,457	3,365,919
Countrywide Home Loan Mortgage Pass-Through Trust Series 2006-10, Class 1A8 6.00%, 5/25/36		3,133	2,921,397
Series 2006-13, Class 1A18 6.25%, 9/25/36		3,962	3,604,321
Series 2006-13, Class 1A19 6.25%, 9/25/36		1,845	1,678,773
Series 2007-2, Class A16 6.00%, 3/25/37		3,807	3,631,849
Series 2007-HYB2, Class 3A1 2.596%, 2/25/47		6,463	5,713,811
Credit Suisse Mortgage Trust Series 2010-6R, Class 3A2 5.875%, 1/26/38(a)		4,414	3,690,211
First Horizon Alternative Mortgage Securities Trust Series 2006-FA3, Class A9 6.00%, 7/25/36		4,905	4,054,641
JPMorgan Mortgage Trust Series 2007-S3, Class 1A8 6.00%, 8/25/37		2,367	2,169,475
RBSSP Resecuritization Trust Series 2009-7, Class 10A3 6.00%, 8/26/37(a)		5,531	4,737,132
Wells Fargo Mortgage Backed Securities Trust Series 2007-8, Class 2A5 5.75%, 7/25/37		1,965	1,917,531

			55,533,175

Non-Agency Floating Rate–0.8%
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR4, Class A2 0.384%, 12/25/36(b)		8,384	5,247,684
HomeBanc Mortgage Trust Series 2005-1, Class A1 0.444%, 3/25/35(b)		3,845	3,413,017
IndyMac Index Mortgage Loan Trust Series 2006-AR15, Class A1 0.314%, 7/25/36(b)		6,111	4,981,548

Schedule of Investments—Intermediate Duration Portfolio	9

	Principal Amount (000)		U.S. $ Value
JPMorgan Chase Commercial Mortgage Securities Trust Series 2015-SGP, Class A 1.894%, 7/15/36(a)(b)	U.S.$	8,990	$8,978,950
RBSSP Resecuritization Trust Series 2010-9, Class 7A6 6.893%, 5/26/37(a)(f)		4,596	3,841,947

			26,463,146

Agency Fixed Rate–0.1%
Fannie Mae Grantor Trust Series 2004-T5, Class AB4 0.764%, 5/28/35		1,605	1,465,612
Federal National Mortgage Association REMICS Series 2014-4, Class PI 5.50%, 2/25/44(g)		11,382	2,446,128

			3,911,740

Total Collateralized Mortgage Obligations (cost $170,716,749)			169,337,004

CORPORATES-NON-INVESTMENT GRADE–2.8%
Financial Institutions–1.6%
Banking–1.4%
Bank of America Corp. Series Z 6.50%, 10/23/24(c)		2,288	2,333,760
Barclays Bank PLC 6.86%, 6/15/32(a)(c)		1,250	1,418,750
7.625%, 11/21/22		3,784	4,240,445
7.75%, 4/10/23		3,832	4,105,030
BNP Paribas SA 7.375%, 8/19/25(a)(c)		3,275	3,295,469
Credit Agricole SA 7.875%, 1/23/24(a)(c)(d)		1,382	1,373,362
Credit Suisse Group AG 7.50%, 12/11/23(a)(c)		1,557	1,623,172
HBOS Capital Funding LP 4.939%, 5/23/16(c)	EUR	3,542	3,938,103
Intesa Sanpaolo SpA 5.017%, 6/26/24(a)	U.S.$	7,068	6,974,688
LBG Capital No.1 PLC 8.00%, 6/15/20(a)(c)		2,354	2,636,480
Lloyds Banking Group PLC 7.50%, 6/27/24(c)		3,734	3,812,041
Royal Bank of Scotland PLC (The) 9.50%, 3/16/22(a)		2,894	3,154,139
Societe Generale SA
5.922%, 4/05/17(a)(c)		1,160	1,171,600
8.00%, 9/29/25(a)(c)		3,455	3,401,600
UniCredit Luxembourg Finance SA 6.00%, 10/31/17(a)		5,567	5,847,811

			49,326,450

Finance–0.2%
AerCap Aviation Solutions BV 6.375%, 5/30/17		2,700	2,811,375
International Lease Finance Corp. 5.875%, 4/01/19		2,682	2,820,123
Navient Corp. 7.25%, 1/25/22		875	765,625

			6,397,123

			55,723,573

Industrial–1.1%
Basic–0.2%
Novelis, Inc. 8.375%, 12/15/17		809	784,730
Teck Resources Ltd. 4.50%, 1/15/21		7,905	5,327,970

			6,112,700

Communications-Media–0.0%
CSC Holdings LLC 8.625%, 2/15/19		1,342	1,382,260

Communications-Telecommunications–0.3%
Numericable-SFR SAS 5.375%, 5/15/22(a)	EUR	712	797,275
Sprint Capital Corp. 6.90%, 5/01/19	U.S.$	10,125	8,910,000
Sprint Corp. 7.875%, 9/15/23		1,166	943,731

			10,651,006

Consumer Cyclical-Automotive–0.1%
Goodyear Tire & Rubber Co. (The) 8.25%, 8/15/20		1,726	1,797,198

Consumer Cyclical-Other–0.1%
KB Home 4.75%, 5/15/19		3,146	3,024,092
MCE Finance Ltd. 5.00%, 2/15/21(a)		2,225	2,002,500

			5,026,592

Energy–0.3%
ONEOK, Inc. 4.25%, 2/01/22		7,942	6,849,975
SM Energy Co. 6.50%, 1/01/23		359	333,870
Transocean, Inc. 6.50%, 11/15/20		3,700	2,830,500

			10,014,345

Technology–0.1%
Advanced Micro Devices, Inc. 6.75%, 3/01/19		2,824	1,952,090

			36,936,191

10	Sanford C. Bernstein Fund, Inc.—2015 Annual Report

	Principal Amount (000)		U.S. $ Value
Utility–0.1%
Electric–0.1%
AES Corp./VA 7.375%, 7/01/21	U.S.$	3,427	$3,555,512
NRG Energy, Inc. Series WI 6.25%, 5/01/24		2,593	2,288,323

			5,843,835

Total Corporates–Non-Investment Grade (cost $103,169,056)			98,503,599

AGENCIES–2.2%
Agency Debentures–2.2%
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20 (cost $67,882,745)		81,666	75,132,475

QUASI-SOVEREIGNS–0.8%
Quasi-Sovereign Bonds–0.8%
Chile–0.3%
Corp. Nacional del Cobre de Chile 4.50%, 9/16/25(a)		7,076	6,797,376
Empresa de Transporte de Pasajeros Metro SA 4.75%, 2/04/24(a)		2,510	2,537,454

			9,334,830

Malaysia–0.4%
Petronas Capital Ltd. 5.25%, 8/12/19(a)		12,990	14,164,179

Mexico–0.1%
Petroleos Mexicanos 3.50%, 7/18/18		2,884	2,915,724

Total Quasi-Sovereigns (cost $25,370,776)			26,414,733

GOVERNMENTS-SOVEREIGN AGENCIES–0.7%
Brazil–0.2%
Petrobras Global Finance BV 5.75%, 1/20/20		7,084	5,284,310

Canada–0.1%
NOVA Chemicals Corp. 5.25%, 8/01/23(a)		3,570	3,458,438

Colombia–0.1%
Ecopetrol SA 5.875%, 5/28/45		2,685	2,067,450

Israel–0.2%
Israel Electric Corp. Ltd. Series 6 5.00%, 11/12/24(a)		7,000	7,142,520

United Kingdom–0.1%
Royal Bank of Scotland Group PLC 7.50%, 8/10/20(c)		5,235	5,223,535

Total Governments–Sovereign Agencies (cost $25,890,977)			23,176,253

LOCAL GOVERNMENTS-MUNICIPAL BONDS–0.3%
United States–0.3%
State of California Series 2010 5.75%, 3/01/17		10	10,700
7.625%, 3/01/40		8,520	12,225,178

Total Local Governments–Municipal Bonds (cost $8,665,996)			12,235,878

	Shares
PREFERRED STOCKS–0.2%
Financial Institutions–0.2%
Insurance–0.2%
Allstate Corp. (The) 5.10% (cost $8,197,028)		306,775	7,785,950

	Principal Amount (000)
EMERGING MARKETS-CORPORATE BONDS–0.2%
Industrial–0.2%
Communications-Telecommunications–0.1%
Comcel Trust via Comunicaciones Celulares SA 6.875%, 2/06/24(a)	U.S.$	1,912	1,888,674

Consumer Non-Cyclical–0.1%
Marfrig Overseas Ltd. 9.50%, 5/04/20(a)		4,230	4,103,100

Total Emerging Markets–Corporate Bonds (cost $6,104,985)			5,991,774

	Shares
COMMON STOCKS–0.1%
Mt Logan Re Ltd. (Preference Shares)(h)(i) (cost $5,400,000)		5,400	5,671,734

Schedule of Investments—Intermediate Duration Portfolio	11

	Principal Amount (000)		U.S. $ Value
GOVERNMENTS-SOVEREIGN BONDS–0.1%
Mexico–0.1%
Mexico Government International Bond Series E 5.95%, 3/19/19 (cost $2,045,359)	U.S.$	1,812	$2,032,158

SHORT-TERM INVESTMENTS–3.2%
Repurchase Agreements–3.2%
JP Morgan Chase 0.20%, dated 9/30/15 due 10/01/15 in the amount of $111,650,620 (collateralized by $110,000,000 U.S. Treasury Notes, 1.50% due 2/28/19, value $111,650,000) (cost $111,650,000)	U.S.$	111,650	$111,650,000

Total Investments—100.5% (cost $3,427,865,425)			3,465,032,663

Other assets less liabilities—(0.5)%			(18,054,403)

Net Assets—100.0%			$3,446,978,260

FUTURES (see Note 3)

Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2015	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
10 Yr Canadian Bond Futures	319	December 2015	$34,295,360	$33,893,600	$(401,760)
U.S. T-Note 2 Yr (CBT) Futures	1,265	December 2015	276,760,141	277,074,531	314,390
U.S. T-Note 5 Yr (CBT) Futures	2,244	December 2015	269,856,129	270,437,063	580,934
U.S. Ultra Bond (CBT) Futures	800	December 2015	130,837,546	128,325,000	(2,512,546)
Sold Contracts
EURO-Bobl Futures	947	December 2015	135,583,583	136,526,049	(942,466)
U.S. T-Note 10 Yr (CBT) Futures	2,029	December 2015	260,065,761	261,202,047	(1,136,286)

					$(4,097,734)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	JPY	11,560,000	USD	93,413	10/15/15	$(2,962,835)
BNP Paribas SA	USD	16,528	GBP	10,902	11/10/15	(38,952)
Citibank	BRL	46,483	USD	11,700	10/02/15	(24,790)
Citibank	USD	11,527	BRL	46,483	10/02/15	197,717
Citibank	BRL	46,483	USD	11,400	11/04/15	(196,427)
Deutsche Bank AG	CAD	4,440	USD	3,346	10/02/15	19,437
HSBC Bank USA	JPY	20,550,000	USD	170,274	10/07/15	(1,035,379)
HSBC Bank USA	GBP	11,365	USD	17,468	11/10/15	279,342
JPMorgan Chase Bank	JPY	6,250,000	USD	52,414	3/25/16	121,328
Royal Bank of Scotland PLC	JPY	3,000,000	USD	25,067	10/15/15	56,356
Royal Bank of Scotland PLC	USD	34,869	JPY	4,201,084	10/23/15	159,036
Royal Bank of Scotland PLC	EUR	54,002	USD	61,064	10/27/15	698,949
Royal Bank of Scotland PLC	USD	884	CAD	1,184	11/19/15	3,558
Standard Chartered Bank	BRL	46,483	USD	12,918	10/02/15	1,192,709
Standard Chartered Bank	USD	11,700	BRL	46,483	10/02/15	24,790
Standard Chartered Bank	SGD	73,635	USD	52,579	11/06/15	896,767

						$(608,394)

12	Sanford C. Bernstein Fund, Inc.—2015 Annual Report

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note 3)

Clearing Broker/ (Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at September 30, 2015	Notional Amount (000)	Market Value	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Morgan Stanley & Co., LLC/(INTRCONX):
CDX-NAIG Series 22, 5 Year Index, 6/20/19*	(1.00)%	0.75%	$117,960	$(1,079,463)	$161,553

* Termination Date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)

				Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/(CME Group)	CAD	171,370	3/10/17	0.973%	3 Month CDOR	$(420,075)
Morgan Stanley & Co., LLC/(CME Group)	AUD	226,950	3/11/17	2.140%	3 Month BBSW	(420,803)
Morgan Stanley & Co., LLC/(CME Group)	CAD	157,100	6/05/17	1.054%	3 Month CDOR	(602,690)
Morgan Stanley & Co., LLC/(CME Group)	NZD	309,490	6/09/17	3.366%	3 Month BKBM	(3,992,151)
Morgan Stanley & Co., LLC/(CME Group)	AUD	197,580	6/09/17	2.218%	3 Month BBSW	(608,471)
Morgan Stanley & Co., LLC/(CME Group)	GBP	57,160	6/05/20	6 Month LIBOR	1.651%	1,365,865
Morgan Stanley & Co., LLC/(CME Group)		17,210	5/29/24	3 Month LIBOR	2.628%	1,188,734
Morgan Stanley & Co., LLC/(CME Group)	AUD	34,700	3/11/25	6 Month BBSW	2.973%	225,065
Morgan Stanley & Co., LLC/(CME Group)	NZD	36,070	6/09/25	3 Month BKBM	4.068%	1,396,415
Morgan Stanley & Co., LLC/(CME Group)	AUD	21,430	6/09/25	6 Month BBSW	3.384%	706,688
Morgan Stanley & Co., LLC/(CME Group)		$10,500	9/26/43	3 Month LIBOR	3.656%	2,529,655
Morgan Stanley & Co., LLC/(CME Group)	GBP	5,300	6/05/45	2.396%	6 Month LIBOR	(660,354)

						$707,878

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at September 30, 2015	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citibank, NA: Advanced Micro Devices, Inc., 7.75%, 8/01/20, 3/20/19*	(5.00)%	13.46%	$2,830	$615,931	$175,626	$440,305
Sprint Communications, Inc., 8.375%, 8/15/17, 6/20/19*	(5.00)	7.78	4,718	403,416	(215,728)	619,144

Schedule of Investments—Intermediate Duration Portfolio	13

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at September 30, 2015	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sprint Communications, Inc., 8.375%, 8/15/17, 6/20/19*	(5.00)	7.78	$5,407	$462,330	$(256,353)	$718,683
Sale Contracts
Credit Suisse International:
Anadarko Petroleum Corp., 5.95%, 9/15/16, 9/20/17*	1.00	0.77	12,540	52,098	(174,013)	226,111
Kohl’s Corp., 6.25% 12/15/17, 6/20/19*	1.00	0.99	1,118	(1,375)	(11,251)	9,876
Kohl’s Corp., 6.25% 12/15/17, 6/20/19*	1.00	0.99	452	(556)	(4,544)	3,988
Kohl’s Corp., 6.25% 12/15/17, 6/20/19*	1.00	0.99	455	(560)	(4,579)	4,019
Kohl’s Corp., 6.25% 12/15/17, 6/20/19*	1.00	0.99	661	(813)	(5,966)	5,153

				$1,530,471	$(496,808)	$2,027,279

* Termination Date

INFLATION (CPI) SWAPS (see Note 3)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund		Payments received by the Fund		Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	54,050	3/04/16	CPI	#	1.170%		$175,316
Citibank, NA	118,640	4/15/19	1.013%		CPI	#	(261,388)

							$(86,072)

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

INTEREST RATE SWAPS (see Note 3)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	$50,590	1/30/17	1.059%	3 Month LIBOR	$(381,074)

REVERSE REPURCHASE AGREEMENTS (see Note 3)

Broker	Interest Rate		Maturity	U.S. $ Value at September 30, 2015
Barclays Bank+	(1.25	)%*	—	$2,701,194
Barclays Bank+	(0.50	)%*	—	1,366,109

				$4,067,303

14	Sanford C. Bernstein Fund, Inc.—2015 Annual Report

+	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on September 30, 2015
*	Interest payment due from counterparty.
**	Principal amount less than 500.
(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2015, the aggregate market value of these securities amounted to $639,119,728 or 18.5% of net assets.
(b)	Floating Rate Security. Stated interest rate was in effect at September 30, 2015.
(c)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(d)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements.
(e)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(f)	Variable rate coupon, rate shown as of September 30, 2015.
(g)	IO—Interest Only
(h)	The security is subject to a 12 month lock-up period, after which semi-annual redemptions are permitted.
(i)	Restricted and illiquid security.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Mt Logan Re Ltd. (Preference Shares)	12/30/14	$5,400,000	$5,671,734	0.16%

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

NZD—New Zealand Dollar

SGD—Singapore Dollar

USD—United States Dollar

Glossary:

ABS—Asset-Backed Securities

ARMs—Adjustable Rate Mortgages

BBSW—Bank Bill Swap Reference Rate (Australia)

BKBM—Bank Bill Benchmark (New Zealand)

CBT—Chicago Board of Trade

CDOR—Canadian Dealer Offered Rate

CDX-NAIG—North American Investment Grade Credit Default Swap Index

CMBS—Commercial Mortgage-Backed Securities

CME—Chicago Mercantile Exchange

GSE—Government-Sponsored Enterprise

INTRCONX—Inter-Continental Exchange

LIBOR—London Interbank Offered Rates

REIT—Real Estate Investment Trust

TBA—To Be Announced

See notes to financial statements.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Short Duration Plus Portfolio

September 30, 2015

	Principal Amount (000)		U.S. $ Value
CORPORATES-INVESTMENT GRADE–22.7%
Financial Institutions–16.0%
Banking–14.9%
Abbey National Treasury Services PLC/London 4.00%, 4/27/16	U.S.$	1,615	$1,644,070
ABN AMRO Bank NV 2.50%, 10/30/18(a)		1,498	1,518,987
American Express Credit Corp. 1.30%, 7/29/16		1,745	1,751,736
Australia & New Zealand Banking Group Ltd./New York NY 0.90%, 2/12/16		1,970	1,972,378
Bank of America Corp. 1.25%, 1/11/16		2,030	2,033,033
Bank of America NA 1.65%, 3/26/18		860	859,320
Bank of New York Mellon Corp. (The) 0.70%, 3/04/16		1,945	1,946,002
Barclays PLC 2.00%, 3/16/18		880	879,172
BNP Paribas SA 2.375%, 9/14/17		1,496	1,518,527
Citigroup, Inc. 0.82%, 5/01/17(b)		898	895,141
1.029%, 11/24/17(b)		992	992,916
1.25%, 1/15/16		2,025	2,028,602
Credit Agricole SA/London 3.00%, 10/01/17(a)		1,400	1,439,971
Credit Suisse/New York NY Series G 1.375%, 5/26/17		1,196	1,194,910
Danske Bank A/S 3.875%, 4/14/16(a)		618	627,591
Fifth Third Bancorp 3.625%, 1/25/16		1,515	1,528,344
Goldman Sachs Group, Inc. (The) 1.454%, 4/23/20(b)		876	878,278
3.625%, 2/07/16		1,875	1,892,955
HSBC USA, Inc. 1.70%, 3/05/18		884	881,580
ING Bank NV 1.375%, 3/07/16(a)		1,910	1,914,641
JPMorgan Chase & Co. 0.834%, 3/01/18(b)		896	890,185
Series G 1.10%, 10/15/15		2,190	2,190,504
Key Bank NA 1.70%, 6/01/18		1,270	1,268,241

Schedule of Investments—Short Duration Plus Portfolio	15

	Principal Amount (000)		U.S. $ Value
Lloyds Bank PLC 1.75%, 3/16/18	U.S.$	1,539	$1,539,509
Mizuho Bank Ltd. 0.776%, 9/25/17(a)(b)		1,935	1,925,911
Morgan Stanley 1.75%, 2/25/16		1,164	1,167,727
1.875%, 1/05/18		859	861,217
5.625%, 9/23/19		888	992,034
PNC Funding Corp. 2.70%, 9/19/16		1,890	1,916,936
Royal Bank of Canada 0.85%, 3/08/16		1,925	1,927,637
UBS AG/Stamford CT 1.80%, 3/26/18		1,372	1,371,303
US Bank NA/Cincinnati OH 0.774%, 10/28/19(b)		714	709,409
Wells Fargo & Co. 2.125%, 4/22/19		1,427	1,437,195

			46,595,962

Insurance–1.1%
MetLife, Inc. 1.756%, 12/15/17		1,271	1,280,025
New York Life Global Funding 0.80%, 2/12/16(a)		1,970	1,972,461

			3,252,486

			49,848,448

Industrial–6.7%
Basic–0.5%
Monsanto Co. 0.511%, 11/07/16(b)		1,590	1,580,939

Communications-Media–0.7%
NBCUniversal Enterprise, Inc. 0.826%, 4/15/16(a)(b)		2,120	2,122,334

Communications-Telecommunications–0.9%
America Movil SAB de CV 5.00%, 3/30/20		744	812,671
AT&T, Inc. 1.40%, 12/01/17		2,035	2,025,560

			2,838,231

Consumer Cyclical-Automotive–1.8%
Daimler Finance North America LLC 1.25%, 1/11/16(a)		2,890	2,893,292
Ford Motor Credit Co. LLC 1.461%, 3/27/17		1,027	1,021,150
Volkswagen International Finance NV 1.125%, 11/18/16(a)		1,595	1,569,220

			5,483,662

Consumer Non-Cyclical–2.1%
AbbVie, Inc. 1.75%, 11/06/17		2,000	2,005,942
Gilead Sciences, Inc. 3.05%, 12/01/16		1,880	1,924,659
McKesson Corp. 0.95%, 12/04/15		828	828,296
PepsiCo, Inc. 0.70%, 2/26/16		1,910	1,911,981

			6,670,878

Technology–0.7%
Cisco Systems, Inc. 0.614%, 3/03/17(b)		1,515	1,514,980
QUALCOMM, Inc. 1.40%, 5/18/18		804	800,951

			2,315,931

			21,011,975

Total Corporates–Investment Grade (cost $70,927,231)			70,860,423

GOVERNMENTS-TREASURIES–19.7%
United States–19.7%
U.S. Treasury Notes
0.375%, 3/31/16		10,984	10,994,731
0.50%, 11/30/16		5,287	5,290,854
0.625%, 7/31/17		5,691	5,693,151
1.25%, 4/30/19		3,500	3,518,778
1.375%, 6/30/18		32,985	33,429,968
1.625%, 6/30/20		2,616	2,649,006

Total Governments–Treasuries (cost $61,337,076)			61,576,488

ASSET-BACKED SECURITIES–18.7%
Autos-Fixed Rate–8.9%
Ally Auto Receivables Trust Series 2015-2, Class A3 1.49%, 11/15/19		629	630,619
Ally Master Owner Trust Series 2015-3, Class A 1.63%, 5/15/20		1,099	1,102,775
ARI Fleet Lease Trust Series 2014-A, Class A2 0.81%, 11/15/22(a)		279	278,584
Avis Budget Rental Car Funding AESOP LLC Series 2012-3A, Class A 2.10%, 3/20/19(a)		1,095	1,103,029
Series 2013-2A, Class A
2.97%, 2/20/20(a)		1,839	1,897,109
Bank of America Auto Trust Series 2012-1, Class C 2.09%, 7/17/17		1,825	1,833,054

16	Sanford C. Bernstein Fund, Inc.—2015 Annual Report

	Principal Amount (000)		U.S. $ Value
Bank of The West Auto Trust Series 2015-1, Class A3 1.31%, 10/15/19(a)	U.S.$	1,131	$1,132,991
California Republic Auto Receivables Trust Series 2015-2, Class A3 1.31%, 8/15/19		502	502,803
Drive Auto Receivables Trust Series 2015-AA, Class A2 1.01%, 11/15/17(a)		452	452,111
Series 2015-DA, Class A2A
1.23%, 6/15/18(a)		468	467,977
Enterprise Fleet Financing LLC Series 2014-1, Class A2 0.87%, 9/20/19(a)		283	282,865
Series 2014-2, Class A2
1.05%, 3/20/20(a)		1,150	1,147,501
Series 2015-1, Class A2
1.30%, 9/20/20(a)		1,239	1,237,729
Fifth Third Auto Trust Series 2014-3, Class A4 1.47%, 5/17/21		838	844,594
Ford Credit Auto Owner Trust Series 2014-2, Class A 2.31%, 4/15/26(a)		1,274	1,295,144
GM Financial Automobile Leasing Trust Series 2015-1, Class A2 1.10%, 12/20/17		1,200	1,203,127
Series 2015-2, Class A3
1.68%, 12/20/18		1,020	1,023,701
GMF Floorplan Owner Revolving Trust Series 2015-1, Class A1 1.65%, 5/15/20(a)		469	468,081
Harley-Davidson Motorcycle Trust Series 2014-1, Class A3 1.10%, 9/15/19		1,720	1,721,909
Series 2015-1, Class A3
1.41%, 6/15/20		492	493,471
Hertz Vehicle Financing LLC Series 2013-1A, Class A2 1.83%, 8/25/19(a)		940	938,052
Series 2015-2A, Class A
2.02%, 9/25/19(a)		470	469,900
Hyundai Auto Lease Securitization Trust Series 2015-A, Class A2 1.00%, 10/16/17(a)		850	850,423
Series 2015-B, Class A3
1.40%, 11/15/18(a)		496	497,592
Hyundai Auto Receivables Trust Series 2015-A, Class A2 0.68%, 10/16/17		798	798,104
Mercedes Benz Auto Lease Trust Series 2014-A, Class A2A 0.48%, 6/15/16		26	25,576
Nissan Auto Lease Trust Series 2015-A, Class A3 1.40%, 6/15/18		941	945,983
Santander Drive Auto Receivables Trust Series 2013-4, Class A3 1.11%, 12/15/17		203	203,022
Series 2015-3, Class A2A
1.02%, 9/17/18		544	544,215
Series 2015-4,Class A2A
1.20%, 12/17/18		382	381,844
TCF Auto Receivables Owner Trust Series 2015-1A, Class A2 1.02%, 8/15/18(a)		714	713,832
Volkswagen Auto Loan Enhanced Trust Series 2014-1, Class A3 0.91%, 10/22/18		1,338	1,333,740
World Omni Auto Receivables Trust Series 2013-B, Class A3 0.83%, 8/15/18		1,072	1,071,413

			27,892,870

Credit Cards-Fixed Rate–3.1%
American Express Credit Account Master Trust Series 2014-2, Class A 1.26%, 1/15/20		773	776,598
Barclays Dryrock Issuance Trust Series 2014-3, Class A 2.41%, 7/15/22		1,260	1,299,136
Series 2015-2, Class A 1.56%, 3/15/21		641	646,609
Citibank Credit Card Issuance Trust Series 2005-A9, Class A9 5.10%, 11/20/17		2,655	2,670,893
Discover Card Execution Note Trust Series 2015-A2, Class A 1.90%, 10/17/22		814	812,944
Synchrony Credit Card Master Note Trust Series 2012-2, Class A 2.22%, 1/15/22		1,193	1,212,332
Series 2015-3, Class A 1.74%, 9/15/21		780	781,404
World Financial Network Credit Card Master Trust Series 2012-B, Class A 1.76%, 5/17/21		965	973,930
Series 2013-A, Class A 1.61%, 12/15/21		610	613,159

			9,787,005

Credit Cards-Floating Rate–2.6%
Cabela’s Credit Card Master Note Trust Series 2014-1, Class A 0.557%, 3/16/20(b)		1,200	1,197,978

Schedule of Investments—Short Duration Plus Portfolio	17

	Principal Amount (000)		U.S. $ Value
Chase Issuance Trust Series 2013-A6, Class A6 0.627%, 7/15/20(b)	U.S.$	2,388	$2,390,938
Discover Card Execution Note Trust Series 2014-A1, Class A1 0.637%, 7/15/21(b)		895	896,770
Series 2015-A1, Class A1 0.557%, 8/17/20(b)		1,003	999,399
First National Master Note Trust Series 2013-2, Class A 0.737%, 10/15/19(b)		912	913,097
World Financial Network Credit Card Master Trust Series 2014-A, Class A
0.587%, 12/15/19(b)		965	965,302
Series 2015-A, Class A 0.687%, 2/15/22(b)		647	645,614

			8,009,098

Other ABS-Fixed Rate–2.1%
CIT Equipment Collateral Series 2014-VT1, Class A2 0.86%, 5/22/17(a)		1,014	1,014,215
CNH Equipment Trust Series 2013-A, Class A3 0.69%, 6/15/18		1,180	1,180,293
Series 2013-D, Class A4 1.37%, 10/15/20		2,365	2,368,391
Series 2015-A, Class A4 1.85%, 4/15/21		655	657,650
Dell Equipment Finance Trust Series 2014-1, Class A3 0.94%, 6/22/20(a)		806	805,782
Macquarie Equipment Funding Trust Series 2014-A, Class A2 0.80%, 11/21/16(a)		427	427,619

			6,453,950

Autos-Floating Rate–2.0%
Ford Credit Floorplan Master Owner Trust A Series 2015-2, Class A2 0.777%, 1/15/22(b)		1,003	999,580
GE Dealer Floorplan Master Note Trust Series 2014-1, Class A 0.596%, 7/20/19(b)		615	610,650
Series 2015-1, Class A 0.716%, 1/20/20(b)		1,055	1,047,214
Hertz Fleet Lease Funding LP Series 2013-3, Class A 0.753%, 12/10/27(a)(b)		760	760,462
Series 2014-1, Class A 0.603%, 4/10/28(a)(b)		1,220	1,220,620
Navistar Financial Dealer Note Master Trust Series 2014-1, Class A 0.944%, 10/25/19(a)(b)		776	772,862
NCF Dealer Floorplan Master Trust Series 2014-1A, Class A 1.716%, 10/20/20(a)(b)		957	957,000

			6,368,388

Home Equity Loans-Fixed Rate–0.0%
Nationstar NIM Ltd. Series 2007-A, Class A 9.79%, 3/25/37(c)(d)		13	0

Total Asset-Backed Securities (cost $58,471,812)			58,511,311

COMMERCIAL MORTGAGE-BACKED SECURITIES–15.2%
Non-Agency Fixed Rate CMBS–13.5%
Banc of America Commercial Mortgage Trust Series 2007-4, Class A1A 5.774%, 2/10/51		1,778	1,888,693
Citigroup Commercial Mortgage Trust Series 2006-C4, Class A1A 5.973%, 3/15/49		276	280,151
Series 2013-GC11, Class XA 2.016%, 4/10/46(e)		14,659	1,102,523
Series 2015-GC29, Class A2 2.674%, 4/10/48		1,025	1,053,133
Commercial Mortgage Pass Through Certificates Series 2006-C8, Class A1A 5.292%, 12/10/46		1,059	1,097,464
Series 2012-CR4, Class A1 0.704%, 10/15/45		921	918,790
Series 2013-CR6, Class A1 0.719%, 3/10/46		1,441	1,430,550
Series 2013-CR6, Class A2 2.122%, 3/10/46		988	998,569
Series 2013-LC6, Class A1 0.724%, 1/10/46		731	728,029
Series 2013-LC6, Class XA 1.893%, 1/10/46(e)		1,966	143,260
Series 2014-CR16, Class A2 3.042%, 4/10/47		1,281	1,332,354
Series 2014-CR19, Class A2 2.965%, 8/10/47		1,560	1,616,472
Series 2015-DC1, Class A2 2.87%, 2/10/48		1,097	1,134,582
Series 2015-LC21, Class A2 2.976%, 7/10/48		820	854,447
GS Mortgage Securities Corp. II Series 2013-GC10, Class A1 0.696%, 2/10/46		130	130,296
Series 2015-GC30, Class A2 2.726%, 5/10/50		1,007	1,036,542
GS Mortgage Securities Trust Series 2007-GG10, Class A4 5.989%, 8/10/45		504	531,685

18	Sanford C. Bernstein Fund, Inc.—2015 Annual Report

	Principal Amount (000)		U.S. $ Value
Series 2012-GCJ7, Class XA 2.714%, 5/10/45(e)	U.S.$	11,314	$1,080,627
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2012-LC9, Class A1 0.67%, 12/15/47		150	149,882
JP Morgan Chase Commercial Mortgage Securities Trust Series 2007-LDPX, Class A1A 5.439%, 1/15/49		2,476	2,584,162
Series 2013-C10, Class A1 0.73%, 12/15/47		695	692,713
Series 2013-C16, Class A2 3.07%, 12/15/46		2,201	2,286,723
JPMBB Commercial Mortgage Securities Trust Series 2013-C15, Class A2 2.977%, 11/15/45		2,245	2,325,195
Series 2015-C28, Class A2 2.773%, 10/15/48		1,250	1,285,955
Series 2015-C29, Class A2 2.921%, 5/15/48		600	621,764
LSTAR Commercial Mortgage Trust Series 2014-2, Class A2 2.767%, 1/20/41(a)		636	638,551
Merrill Lynch Mortgage Trust Series 2006-C2, Class A1A 5.739%, 8/12/43		732	751,623
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C8, Class A1 0.777%, 12/15/48		1,449	1,442,077
Series 2014-C17, Class A2 3.119%, 8/15/47		1,092	1,140,448
Series 2015-C23, Class A2 2.982%, 7/15/50		930	966,614
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class A1 0.673%, 12/10/45		967	962,587
Series 2013-C5, Class A1 0.779%, 3/10/46		1,464	1,456,666
Wachovia Bank Commercial Mortgage Trust Series 2006-C23, Class A5 5.416%, 1/15/45		1,638	1,645,656
Series 2006-C26, Class A1A 6.009%, 6/15/45		382	390,490
Wells Fargo Commercial Mortgage Trust Series 2012-LC5, Class A1 0.687%, 10/15/45		1,263	1,259,404
Series 2015-NXS1, Class A2 2.632%, 5/15/48		557	571,142
WF-RBS Commercial Mortgage Trust Series 2012-C10, Class XA 1.917%, 12/15/45(a)(e)		1,687	148,147
Series 2012-C6, Class XA 2.565%, 4/15/45(a)(e)		1,114	103,375
Series 2012-C9, Class A1 0.673%, 11/15/45		1,388	1,382,070
Series 2013-C12, Class A1 0.735%, 3/15/48		1,033	1,028,071
Series 2014-C24, Class A2 2.863%, 11/15/47		900	929,019

			42,120,501

Non-Agency Floating Rate CMBS–1.0%
Carefree Portfolio Trust Series 2014-CARE, Class A 1.527%, 11/15/19(a)(b)		597	596,018
JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-INN, Class A 1.127%, 6/15/29(a)(b)		1,087	1,079,187
PFP III Ltd. Series 2014-1, Class A 1.629%, 6/14/31(a)(b)		253	253,159
Resource Capital Corp., Ltd. Series 2014-CRE2, Class A 1.257%, 4/15/32(a)(b)		431	428,402
Starwood Retail Property Trust Series 2014-STAR, Class A 1.427%, 11/15/27(a)(b)		622	616,729

			2,973,495

Agency CMBS–0.7%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates Series K033, Class A1 2.871%, 2/25/23		2,133	2,246,539
Government National Mortgage Association Series 2006-51, Class IO 0.441%, 8/16/46(e)		2,346	66,901

			2,313,440

Total Commercial Mortgage-Backed Securities (cost $47,797,596)			47,407,436

COLLATERALIZED MORTGAGE OBLIGATIONS–8.9%
Agency Fixed Rate–3.6%
Fannie Mae REMICS Series 2015-72, Class PC 3.00%, 10/25/43		2,160	2,236,347
Federal Home Loan Mortgage Corp. Series 3948, Class DA 3.00%, 12/15/24		2,845	2,951,970
Series 4029, Class NE 2.50%, 3/15/41		2,734	2,774,472

Schedule of Investments—Short Duration Plus Portfolio	19

	Principal Amount (000)		U.S. $ Value
Federal National Mortgage Association Series 2010-9, Class EA 3.50%, 1/25/24	U.S.$	1,015	$1,045,729
Series 2011-39, Class DA 3.50%, 7/25/24		614	622,036
Series 2014-54, Class LA 3.00%, 2/25/44		1,526	1,580,906

			11,211,460

Agency Floating Rate–3.2%
Federal Home Loan Mortgage Corp. Series 4248, Class QF 0.707%, 6/15/39(b)		1,382	1,392,045
Series 4286, Class VF 0.657%, 12/15/43(b)		1,563	1,569,718
Federal National Mortgage Association Series 2013-57, Class FN 0.544%, 6/25/43(b)		1,468	1,470,645
Series 2014-49, Class AF 0.507%, 8/25/44(b)		2,467	2,462,696
NCUA Guaranteed Notes Trust Series 2010-R3, Class 1A 0.763%, 12/08/20(b)		3,305	3,328,216

			10,223,320

GSE Risk Share Floating Rate–1.7%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2014-DN2, Class M1 1.044%, 4/25/24(b)		633	631,295
Series 2014-HQ1, Class M1 1.844%, 8/25/24(b)		839	841,342
Series 2014-HQ2, Class M1 1.644%, 9/25/24(b)		372	372,930
Federal Home Loan Mortgage Corp., Structured Agency Credit Risk Debt Notes Series 2014-HQ3, Class M1 1.844%, 10/25/24(b)		553	553,714
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C02, Class 1M1 1.149%, 5/25/24(b)		1,240	1,228,908
Series 2014-C04, Class 2M1 2.294%, 11/25/24(b)		804	809,251
Series 2015-C01, Class 1M1 1.694%, 2/25/25(b)		374	374,290
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M1 2.95%, 11/25/25(a)(b)		229	229,266
Series 2015-WF1, Class 2M1 3.05%, 11/25/25(a)(b)		269	269,215

			5,310,211

Non-Agency Floating Rate–0.4%
JPMorgan Chase Commercial Mortgage Securities Trust Series 2015-SGP, Class A 1.894%, 7/15/36(a)(b)		470	469,422
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 0.73%, 2/25/42(a)(b)		887	759,230

			1,228,652

Total Collateralized Mortgage Obligations (cost $27,987,125)			27,973,643

AGENCIES–3.6%
Agency Callables–3.6%
Federal Home Loan Banks 2.00%, 5/18/20		2,355	2,360,414
Federal Home Loan Mortgage Corp. Series 0002 1.25%, 5/25/18		3,234	3,237,615
1.95%, 5/28/20		2,355	2,360,742
1.58%, 2/27/19		3,231	3,237,272

Total Agencies (cost $11,175,153)			11,196,043

MORTGAGE PASS-THROUGHS–3.0%
Agency Fixed Rate 30-Year–1.5%
Federal National Mortgage Association Series 2010 5.00%, 2/01/40		2,846	3,201,069
Government National Mortgage Association Series 2002 7.50%, 3/15/32		130	157,592
5.00%, 10/15/39		1,264	1,420,970

			4,779,631

Other Agency Fixed Rate Programs–0.8%
Federal National Mortgage Association 3.00%, 5/01/35		2,332	2,401,225

Agency Fixed Rate 15-Year–0.7%
Federal Home Loan Mortgage Corp. Gold 6.50%, 3/01/26		1,108	1,211,853
5.00%, 7/01/25		711	765,645
Federal National Mortgage Association Series 2001 6.00%, 11/01/16–12/01/16		39	39,634
Series 2002 8.00%, 8/01/16		6	5,743

20	Sanford C. Bernstein Fund, Inc.—2015 Annual Report

	Principal Amount (000)		U.S. $ Value
6.00%, 2/01/17	U.S.$	43	$44,073
6.00%, 12/01/21		12	13,246

			2,080,194

Agency ARMs–0.0%
Federal National Mortgage Association Series 2007 1.789%, 1/01/37(b)		8	8,008

Total Mortgage Pass-Throughs (cost $9,122,363)			9,269,058

INFLATION-LINKED SECURITIES–1.0%
United States–1.0%
U.S. Treasury Inflation Index 0.125%, 4/15/19 (TIPS) (cost $3,183,459)	U.S.$	3,136	$3,125,265

COVERED BONDS–0.6%
DNB Boligkreditt AS 1.45%, 3/21/18(a) (cost $1,862,515)		1,865	1,865,440

Total Investments—93.4% (cost $291,864,330)			291,785,107

Other assets less liabilities—6.6%			20,753,669

Net Assets—100.0%			$312,538,776

FUTURES (see Note 3)

Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2015	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr (CBT) Futures	462	December 2015	$101,085,589	$101,192,438	$106,849
Sold Contracts
U.S. T-Note 5 Yr (CBT) Futures	187	December 2015	22,509,711	22,536,422	(26,711)
U.S. T-Note 10 Yr (CBT) Futures	55	December 2015	7,045,331	7,080,391	(35,060)

					$45,078

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	NZD	4,940	USD	3,265	10/09/15	$107,654
Royal Bank of Scotland PLC	JPY	1,890,000	USD	15,814	3/25/16	1,213
State Street Bank & Trust Co.	USD	3,118	NZD	4,968	10/09/15	56,720

						$165,587

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2015, the aggregate market value of these securities amounted to $42,635,648 or 13.6% of net assets.
(b)	Floating Rate Security. Stated interest rate was in effect at September 30, 2015.
(c)	Fair valued by the Adviser.
(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.00% of net assets as of September 30, 2015, are considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Nationstar NIM Ltd. Series 2007-A, Class A 9.79%, 3/25/37	4/04/07	$13,205	$0	0.00%

(e)	IO—Interest Only

Currency Abbreviations:

JPY—Japanese Yen

NZD—New Zealand Dollar

USD—United States Dollar

Schedule of Investments—Short Duration Plus Portfolio	21

Glossary:

ABS—Asset-Backed Securities

ARMs—Adjustable Rate Mortgages

CBT—Chicago Board of Trade

CMBS—Commercial Mortgage-Backed Securities

GSE—Government-Sponsored Enterprise

NCUA—National Credit Union Administration

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

U.S. Government Short Duration Portfolio

September 30, 2015

	Principal Amount (000)	U.S. $ Value
GOVERNMENTS-TREASURIES–50.3%
United States–50.3%
U.S. Treasury Notes 0.375%, 5/31/16	$291	$291,239
0.50%, 6/15/16–4/30/17	11,719	11,722,710
0.625%, 8/15/16–4/30/18	4,447	4,449,493
0.75%, 2/28/18	672	671,519
1.25%, 4/30/19	906	910,861
1.625%, 6/30/20	325	329,100

Total Governments–Treasuries (cost $18,337,212)		18,374,922

COLLATERALIZED MORTGAGE OBLIGATIONS–32.0%
Agency Floating Rate–16.5%
Federal Home Loan Mortgage Corp. Series 3349, Class FE 0.697%, 7/15/37(a)	357	360,603
Series 4248, Class QF 0.707%, 6/15/39(a)	285	287,020
Series 4286, Class VF 0.657%, 12/15/43(a)	176	176,770
Series 4350, Class KF 0.539%, 1/15/39(a)	408	407,561
Federal National Mortgage Association Series 2005-71, Class FE 0.544%, 8/25/35(a)	556	556,509
Series 2006-39, Class DF 0.594%, 5/25/36(a)	322	323,926
Series 2006-42, Class PF 0.604%, 6/25/36(a)	336	337,899
Series 2010-113, Class FA 0.594%, 10/25/40(a)	247	248,627
Series 2013-121, Class FA 0.594%, 12/25/43(a)	149	149,993
Series 2013-57, Class FN 0.544%, 6/25/43(a)	168	168,394
Series 2014-49, Class AF 0.507%, 8/25/44(a)	287	286,642
FHLMC Structured Pass Through Securities Series T-72, Class A1 0.392%, 3/25/36 (a)	75	74,224
NCUA Guaranteed Notes Trust Series 2010-R1, Class 1A 0.653%, 10/07/20(a)	1,909	1,917,956
Series 2010-R3, Class 1A 0.763%, 12/08/20(a)	729	734,074

		6,030,198

22	Sanford C. Bernstein Fund, Inc.—2015 Annual Report

	Principal Amount (000)	U.S. $ Value
Agency Fixed Rate–15.5%
Fannie Mae REMICS Series 2015-72, Class PC 3.00%, 10/25/43	$255	$264,013
Federal Home Loan Mortgage Corp. Series 3372, Class BD 4.50%, 10/15/22	380	399,811
Series 3852, Class CA 3.00%, 10/15/39	290	297,648
Series 3948, Class DA 3.00%, 12/15/24	515	534,054
Series 4029, Class NE 2.50%, 3/15/41	379	384,081
Series 4054, Class HD 2.00%, 5/15/26	372	379,214
Series 4058, Class C 3.50%, 8/15/30	357	375,905
Series 4368, Class HG 3.00%, 2/15/32	360	375,844
Series 4461, Class EA 2.00%, 7/15/37	665	671,858
Series 4483, Class A 3.00%, 12/15/29	353	366,486
Series 4486, Class JN 2.00%, 11/15/24	362	367,861
Federal National Mortgage Association Series 2011-98, Class AE 2.50%, 11/25/37	342	350,290
Series 2013-130, Class PD 3.50%, 5/25/43	351	372,483
Series 2014-15, Class PA 3.50%, 4/25/44	355	374,805
Series 2014-54, Class LA 3.00%, 2/25/44	154	159,688

		5,674,041

Total Collateralized Mortgage Obligations (cost $11,659,451)		11,704,239

MORTGAGE PASS-THROUGHS–9.1%
Agency Fixed Rate 30-Year–5.0%
Federal National Mortgage Association Series 2010 5.00%, 2/01/40	344	386,706
5.00%, 8/01/33–5/01/39	1,140	1,270,324
Government National Mortgage Association 5.00%, 10/15/39	152	170,814

		1,827,844

Agency Fixed Rate 15-Year–3.3%
Federal Home Loan Mortgage Corp. Gold 3.50%, 2/01/29	387	411,272
5.00%, 7/01/25	437	470,827
6.50%, 3/01/26	231	253,025
Federal National Mortgage Association Series 2001 6.00%, 11/01/16	17	17,579
Series 2002 8.00%, 8/01/16	2	2,175
5.50%, 9/01/19	46	48,050

		1,202,928

Other Agency Fixed Rate Programs–0.8%
Federal National Mortgage Association 3.00%, 5/01/35	279	287,542

Total Mortgage Pass-Throughs (cost $3,281,813)		3,318,314

COMMERCIAL MORTGAGE-BACKED SECURITIES–4.4%
Agency CMBS–4.4%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates Series K017, Class A1 1.891%, 12/25/20	142	144,527
Series K025, Class A1
1.875%, 4/25/22	460	466,537
Series K032, Class A1
3.016%, 2/25/23	240	253,129
Series K033, Class A1
2.871%, 2/25/23	246	258,840
Series K034, Class A1
2.669%, 2/25/23	212	219,831
Series K035, Class A1
2.615%, 3/25/23	221	226,184
Series K703, Class A1
1.873%, 1/25/18	25	25,266

Total Commercial Mortgage-Backed Securities (cost $1,555,270)		1,594,314

AGENCIES–2.6%
Agency Callables–2.6%
Federal Home Loan Banks 2.00%, 5/18/20	275	275,632
Federal Home Loan Mortgage Corp. 1.95%, 5/28/20	290	290,707
1.58%, 2/27/19	387	387,751

Total Agencies (cost $952,269)		954,090

INFLATION-LINKED SECURITIES–1.0%
United States–1.0%
U.S. Treasury Inflation Index 0.125%, 4/15/19 (TIPS) (cost $395,718)	390	388,349

Schedule of Investments—U.S. Government Short Duration Portfolio	23

	Principal Amount (000)	U.S. $ Value
ASSET-BACKED SECURITIES–0.3%
Autos-Floating Rate–0.3%
Navistar Financial Dealer Note Master Trust Series 2014-1, Class A 0.944%, 10/25/19(a)(b) (cost $111,000)	$111	$110,551

Total Investments—99.7% (cost $36,292,733)		36,444,779

Other assets less liabilities—0.3%		94,996

Net Assets—100.0%		$36,539,775

FUTURES (see Note 3)

Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2015	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr (CBT) Futures	54	December 2015	$11,815,639	$11,827,688	$12,049
U.S. T-Note 5 Yr (CBT) Futures	5	December 2015	602,460	602,578	118
Sold Contracts
U.S. T-Note 10 Yr (CBT) Futures	25	December 2015	3,202,400	3,218,360	(15,960)

					$(3,793)

(a)	Floating Rate Security. Stated interest rate was in effect at September 30, 2015.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2015, the market value of this security amounted to $110,551 or 0.3% of net assets.

Glossary:

CBT—Chicago Board of Trade

CMBS—Commercial Mortgage-Backed Securities

FHLMC—Federal Home Loan Mortgage Corporation

NCUA—National Credit Union Administration

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

24	Sanford C. Bernstein Fund, Inc.—2015 Annual Report

SCB–TAX–1944–0915

Sanford C. Bernstein Fund, Inc.

September 30, 2015

Schedule of Investments To the Annual Report For the Municipal Bond Portfolios

Short Duration Diversified Municipal

Short Duration California Municipal

Short Duration New York Municipal

Diversified Municipal

California Municipal

New York Municipal

Sanford C. Bernstein Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Sanford C. Bernstein Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, included in the accompanying Annual Report, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Short Duration Diversified Municipal Portfolio, Short Duration California Municipal Portfolio, Short Duration New York Municipal Portfolio, Diversified Municipal Portfolio, California Municipal Portfolio, and New York Municipal Portfolio (six of the eighteen portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter referred to as the “Fund”) at September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights of the Short Duration New York Municipal Class, Short Duration California Municipal Class, Short Duration Diversified Municipal Class, and the Municipal Class of shares of the Fund for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 27, 2015

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Short Duration Diversified Municipal Portfolio

September 30, 2015

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–93.9%
Long-Term Municipal Bonds–93.9%
Alabama–2.7%
Alabama Public School & College Authority Series 2013A 5.00%, 6/01/16	$4,180	$4,308,284
County of Jefferson AL Sewer Revenue Series 2013D 5.00%, 10/01/16	750	773,415

		5,081,699

Arizona–2.9%
City of Phoenix Civic Improvement Corp. Series 2009A 5.00%, 7/01/17	2,300	2,475,605
Salt River Project Agricultural Improvement & Power District Series 2009B 4.00%, 1/01/16	2,890	2,916,762

		5,392,367

Arkansas–0.0%
City of Little Rock AR Series 2013 1.25%, 4/01/33	50	49,986

Colorado–0.0%
Todd Creek Village Metropolitan District No. 1 Series 2004 4.75%, 12/01/09(b)^	85	52,555

Florida–9.6%
Citizens Property Insurance Corp. Series 2009A-1 6.00%, 6/01/16	3,500	3,627,925
Series 2010A-1 5.00%, 6/01/16	4,695	4,835,897
Florida State Board of Education (State of Florida) Series 2015C 5.00%, 6/01/17	2,010	2,158,921
Heritage Plantation Community Development District Series 2006B 5.10%, 11/01/13(b)(c)^	150	49,500
Miami Beach Health Facilities Authority (Mount Sinai Medical Center of Florida, Inc.) Series 2012 3.00%, 11/15/15	815	817,567

Overoaks Community Development District Series 2004B 5.125%, 5/01/09(b)(c)^	55	27,500
Series 2010A-1 6.125%, 5/01/35(b)	30	30,029
Series 2010A-2 6.125%, 5/01/35(b)	60	60,046
Series 2010B 5.125%, 5/01/17(b)	70	70,434
Parkway Center Community Development District Series 2004B 7.00%, 5/01/23	105	105,117
State of Florida Lottery Revenue Series 2012A 5.00%, 7/01/16–7/01/17	6,100	6,428,092

		18,211,028

Georgia–5.8%
Municipal Electric Authority of Georgia Series 2012B 5.00%, 1/01/18	2,450	2,676,135
State of Georgia Series 2012A 5.00%, 7/01/16	8,000	8,282,720

		10,958,855

Illinois–1.6%
State of Illinois (State of Illinois Sales Tax) Series 2013 4.00%, 6/15/16	3,010	3,086,123
Town of Cortland IL Special Service Areas No. 9 & 10 Series 2007 5.125%, 3/01/14(b)(c)^	182	9,100

		3,095,223

Kentucky–0.6%
Kentucky Asset Liability Commission 5.00%, 9/01/23	1,000	1,184,200

Louisiana–0.1%
Isabella Lakes Community Development District Series 2007 6.00%, 8/01/22(a)(b)(c)	515	128,750
Whispering Spring Community Development District Series 2006 5.20%, 10/01/21(a)(b)(c)	670	120,600

		249,350

Maryland–2.3%
State of Maryland Department of Transportation Series 2015B 5.00%, 2/15/18	4,000	4,399,080

Schedule of Investments—Short Duration Diversified Municipal Portfolio	1

Principal Amount (000)		U.S. $ Value

Massachusetts–5.8%
Massachusetts Clean Water Trust (The) Series 2014 5.00%, 8/01/17	$7,700	$8,323,315
Massachusetts School Building Authority Series 2012B 5.00%, 8/15/17	2,400	2,597,472

		10,920,787

Michigan–4.4%
City of Detroit MI Sewage Disposal System Revenue AGM Series 2006D 0.79%, 7/01/32(d)	1,530	1,350,623
Michigan Finance Authority (City of Detroit MI Water Supply System Revenue) Series 2014D4 5.00%, 7/01/16	3,260	3,354,964
Michigan Finance Authority (Detroit City School District State Aid) Series 2015B 4.75%, 6/01/16(e)	1,000	1,010,300
Rochester Community School District Series 2015 5.00%, 5/01/16	2,585	2,651,667

		8,367,554

Minnesota–5.2%
Elk River Independent School District No 728 Series 2012A 5.00%, 2/01/17	4,460	4,726,574
State of Minnesota (State of Minnesota Lease) Series 2012B 4.00%, 3/01/16	5,000	5,078,400

		9,804,974

Missouri–2.8%
City of St Louis MO Airport Revenue (Lambert-St Louis Intl Airport) NATL Series 2005 5.50%, 7/01/16	5,040	5,226,329

New Jersey–4.9%
New Jersey Economic Development Authority Series 2011G 5.00%, 9/01/20 (Pre-refunded/ETM)	1,720	2,025,953
5.00%, 9/01/20	190	203,802
Series 2015X 5.00%, 6/15/19	3,000	3,195,240
New Jersey Economic Development Authority (New Jersey Cigarette Tax) Series 2012 5.00%, 6/15/16	1,625	1,660,230
New Jersey Transit Corp. Series 2014A 5.00%, 9/15/17	2,100	2,247,441

		9,332,666

New Mexico–6.3%
State of New Mexico Severance Tax Permanent Fund Series 2013A 5.00%, 7/01/16	11,440	11,843,489

New York–3.4%
Metropolitan Transportation Authority AGM Series 2002B-1 0.386%, 11/01/22(f)	6,575	6,400,223

Ohio–4.8%
County of Hamilton OH Sewer System Revenue Series 2015A 5.00%, 12/01/16	5,000	5,265,450
State of Ohio Major New State Infrastructure Project Series 2008-1-GARVEE 5.50%, 6/15/20 (Pre-refunded/ETM)	2,500	2,817,575
State of Ohio Major New State Infrastructure Project (State of Ohio Fed Hwy Grant) Series 20121-GARVEE 5.00%, 12/15/17	1,000	1,092,550

		9,175,575

Oklahoma–0.3%
Comanche County Memorial Hospital Series 2015 5.00%, 7/01/16	600	616,122

Oregon–2.2%
Portland Community College District Series 2013 5.00%, 6/15/16	4,105	4,241,368

Pennsylvania–3.2%
Pennsylvania Economic Development Financing Authority (Commonwealth of Pennsylvania Unemployment) Series 2012A 5.00%, 7/01/18	2,970	3,303,798
Philadelphia Authority for Industrial Development (LLPCS Foundation) Series 2005A 4.60%, 7/01/15(b)(c)^	65	40,300
Philadelphia Gas Works Co. Series 2015 4.00%, 8/01/18	2,485	2,663,846

		6,007,944

South Carolina–3.4%
State of South Carolina Series 2011 5.00%, 3/01/17	6,135	6,523,836

Texas–12.2%
Austin Community College District Public Facility Corp. Series 2015 3.00%, 8/01/17	1,100	1,148,180

2	Sanford C. Bernstein Fund, Inc.—2015 Annual Report

Principal Amount (000)		U.S. $ Value

Grand Parkway Transportation Corp. Series 2014A 3.00%, 12/15/16	$7,040	$7,233,952
Tarrant County Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community, Inc.) Series 2015B-2 3.875%, 11/15/20	1,000	1,004,550
Tarrant Regional Water District Series 2012A 5.00%, 3/01/17	6,115	6,504,403
Series 2015 5.00%, 3/01/18	2,760	3,038,401
Texas Public Finance Authority (Texas Public Finance Authority State Lease) Series 2015D 4.00%, 2/01/18	1,290	1,383,538
Texas Transportation Commission State Highway Fund Series 2015 4.00%, 10/01/18	2,500	2,727,275

		23,040,299

Virginia–1.9%
County of Fairfax VA Series 2011A 5.00%, 4/01/17	1,385	1,477,546
Greater Richmond Convention Center Authority Series 2015 5.00%, 6/15/16	2,000	2,064,440

		3,541,986

Washington–0.8%
Energy Northwest (Bonneville Power Administration) Series 2010A 5.00%, 7/01/17	1,000	1,077,440
Washington State Housing Finance Commission (Heron’s Key Obligated Group) Series 2015B 4.375%, 1/01/21(e)	500	506,535

		1,583,975

West Virginia–1.3%
State of West Virginia Series 2015A 5.00%, 6/01/18	2,180	2,421,304

Wisconsin–5.4%
State of Wisconsin Series 20141 5.00%, 5/01/16	10,000	10,274,400

Total Municipal Obligations (cost $178,766,581)		177,997,174

CORPORATES-INVESTMENT GRADE–3.2%

Financial Institutions–3.2%
Banking–3.2%
Capital One Bank USA NA 1.20%, 2/13/17	1,850	1,839,177
Citigroup, Inc. 4.587%, 12/15/15	750	755,573
JPMorgan Chase & Co. 3.15%, 7/05/16	2,213	2,250,466
Morgan Stanley 5.375%, 10/15/15	1,300	1,302,197

Total Corporates—Investment Grade (cost $6,159,665)		6,147,413

SHORT-TERM INVESTMENTS–2.5%
Time Deposit–2.5%
State Street Time Deposit 0.01%, 10/01/15 (cost $4,756,489)	4,756	4,756,489

Total Investments—99.6% (cost $189,682,735)		188,901,076

Other assets less liabilities—0.4%		775,981

Net Assets—100.0%		$189,677,057

INFLATION (CPI) SWAPS (see Note 3)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Unrealized Appreciation/ (Depreciation)
Citibank, NA	$900	9/15/20	1.455%	CPI	#	$(6,314)
JPMorgan Chase Bank, NA	900	9/04/20	1.465%	CPI	#	(6,773)

						$(13,087)

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

Schedule of Investments—Short Duration Diversified Municipal Portfolio	3

^	Defaulted matured security.
(a)	Security is in default.
(b)	Illiquid security.
(c)	Non-income producing security.
(d)	Floating Rate Security. Stated interest rate was in effect at September 30, 2015.
(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2015, the aggregate market value of these securities amounted to $1,516,835 or 0.8% of net assets.
(f)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of September 30, 2015 and the aggregate market value of this security amounted to $6,400,223 or 3.37% of net assets.

As of September 30, 2015, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 7.3% and 0.0%, respectively.

Glossary:

AGM—Assured Guaranty Municipal

CPI—Consumer Price Index

ETM—Escrowed to Maturity

NATL—National Interstate Corporation

See notes to financial statements.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Short Duration California Municipal Portfolio

September 30, 2015

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–95.7%
Long-Term Municipal Bonds–95.7%
California–82.3%
Abag Finance Authority for Nonprofit Corps. (Odd Fellows Home of California) Series 2012A 4.00%, 4/01/16	$1,080	$1,100,045
Bay Area Toll Authority Series 2007F 5.00%, 4/01/31 (Pre-refunded/ETM)	1,305	1,393,414
Beverly Hills Unified School District CA Series 2015 2.00%, 8/01/17	705	723,640
California Econ Recovery Series 2009A 5.00%, 7/01/18 (Pre-refunded/ETM)	350	390,957
California State Public Works Board 5.00%, 5/01/20	650	752,173
California State University Series 2015A 5.00%, 11/01/18	900	1,014,480
City of Long Beach CA Harbor Revenue Series 2014C 5.00%, 11/15/18	1,000	1,130,110
City of Los Angeles CA Solid Waste Resources Revenue Series 2015A 5.50%, 2/01/18	420	466,351
City of Los Angeles CA Wastewater System Revenue Series 2013B 4.00%, 6/01/16	1,000	1,024,750
East Bay Municipal Utility District Water System Revenue Series 2013A 5.00%, 6/01/16	1,245	1,284,043
Los Angeles County Sanitation Districts Financing Authority Series 2013A 5.00%, 10/01/16	1,525	1,596,187
Los Angeles Unified School District/CA Series 2014A 5.00%, 7/01/17	1,315	1,416,597
NATL Series 2002 5.75%, 7/01/16	725	754,522
Orange County Sanitation District COP AGM Series 2007B 5.00%, 2/01/31 (Pre-refunded/ETM)	1,025	1,088,099

4	Sanford C. Bernstein Fund, Inc.—2015 Annual Report

Principal Amount (000)		U.S. $ Value

Sacramento Municipal Utility District Series 2013C 5.00%, 8/15/16	$1,595	$1,660,826
San Francisco Unified School District Series 2014B 5.00%, 6/15/17	1,085	1,167,080
San Jose Unified School District Series 2015 5.00%, 8/01/20	1,095	1,288,246
Southern California Public Power Authority (Los Angeles Department of Water & Power PWR) Series 2012A 5.00%, 7/01/16	1,155	1,195,818
State of California Department of Water Resources Power Supply Revenue Series 2010L 5.00%, 5/01/17	1,000	1,070,050

		20,517,388

Florida–0.3%
Durbin Crossing Community Development District Series 20061 5.25%, 11/01/15(a)(b)	105	37,800
Lake Ashton II Community Development District Series 2006B 5.00%, 11/01/11(b)(e)^	190	44,289

		82,089

Illinois–0.0%
Town of Cortland IL Special Service Areas No 9 & 10 Series 2007 5.125%, 3/01/14(b)(e)^	110	5,500

Louisiana–0.3%
Coves of the Highland County Community Development District Series 2006 5.60%, 11/01/13(b)(c)(e)^	200	0
Isabella Lakes Community Development District Series 2007 6.00%, 8/01/22(a)(b)	200	50,000
Orange Grove Community Development District Series 2006 5.30%, 11/01/21(a)(b)	130	26,000

		76,000

New Jersey–8.0%
New Jersey Economic Development Authority (New Jersey Cigarette Tax) Series 2012 5.00%, 6/15/16	820	837,777

New Jersey Transit Corp. Series 2014A 5.00%, 9/15/17	1,080	1,155,827

		1,993,604

New York–0.7%
New York State Energy Research & Development Authority (Niagara Mohawk Holdings, Inc.) AMBAC Series 1987A 0.516%, 3/01/27(d)	180	170,786

Puerto Rico–4.1%
Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Auth (Universidad Interamericana DE Puerto Rico, Inc.) Series 2012 5.00%, 10/01/15	1,015	1,015,000

Total Municipal Obligations (cost $24,515,939)		23,860,367

CORPORATES-INVESTMENT GRADE–5.6%
Financial Institutions–5.6%
Banking–5.6%
Capital One Bank USA NA 1.20%, 2/13/17	500	497,075
JPMorgan Chase & Co. 1.35%, 2/15/17	440	440,572
Morgan Stanley Series G 5.45%, 1/09/17	445	467,401

Total Corporates—Investment Grade (cost $1,408,716)		1,405,048

SHORT-TERM INVESTMENTS–0.7%
Time Deposit–0.7%
State Street Time Deposit 0.01%, 10/01/15 (cost $162,013)	162	162,013

Total Investments—102.0% (cost $26,086,668)		25,427,428

Other assets less liabilities—(2.0)%		(499,623)

Net Assets—100.0%		$24,927,805

Schedule of Investments—Short Duration California Municipal Portfolio	5

INFLATION (CPI) SWAPS (see Note 3)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Unrealized Appreciation/ (Depreciation)
Citibank, NA	$100	9/15/20	1.455%	CPI	#	$(701)
JPMorgan Chase Bank, NA	100	9/04/20	1.465%	CPI	#	(753)

						$(1,454)

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

^	Defaulted matured security.
(a)	Security is in default and is non-income producing.
(b)	Illiquid security.
(c)	Fair valued by the Adviser.
(d)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of September 30, 2015 and the aggregate market value of this security amounted to $170,786 or 0.69% of net assets.
(e)	Non-income producing security.

As of September 30, 2015, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 8.4% and 4.6%, respectively.

Glossary:

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

COP—Certificate of Participation

ETM—Escrowed to Maturity

NATL—National Interstate Corporation

See notes to financial statements.

6	Sanford C. Bernstein Fund, Inc.—2015 Annual Report

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Short Duration New York Municipal Portfolio

September 30, 2015

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–97.2%
Long-Term Municipal Bonds–97.2%
New York–88.4%
City of New York NY Series 2012A 5.00%, 8/01/16	$2,855	$2,966,060
Series 2013E 5.00%, 8/01/17	1,175	1,268,319
County of Westchester NY Series 2013B 5.00%, 7/01/16	2,610	2,701,663
Erie County Fiscal Stability Authority (Erie County Fiscal Stability Authority Sales Tax) Series 2011C 5.00%, 12/01/16	1,000	1,053,450
Metropolitan Transportation Authority Series 2012H 5.00%, 11/15/17	1,350	1,470,528
AGM Series 2002B-1 0.386%, 11/01/22(a)	2,575	2,506,551
Metropolitan Transportation Authority (Metropolitan Transportation Authority Service Contract) Series 2002A 5.75%, 1/01/17	3,600	3,834,036
Nassau County Interim Finance Authority (Nassau County Interim Finance Authority Sales Tax) Series 2012A 5.00%, 11/15/16	1,335	1,403,312
Nassau County Local Economic Assistance Corp. (Catholic Health Services of Long Island Obligated Group) Series 2014 3.00%, 7/01/16	385	391,052
New York City Industrial Development Agency (American Airlines, Inc.) Series 2015B 2.00%, 8/01/28	300	300,435
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2009B 5.00%, 11/01/15	845	848,431
5.00%, 11/01/15 (Pre-refunded/ETM)	1,000	1,003,490
Series 2015C 5.00%, 11/01/18	3,680	4,132,566

New York Local Government Assistance Corp. (New York Local Government Assistance Corp. Sales Tax) Series 2009A 5.00%, 4/01/17	1,565	1,669,824
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2009A 5.00%, 3/15/17	3,700	3,939,871
New York State Energy Research & Development Authority (New York State Electric & Gas Corp.) NATL Series 2010C 0.534%, 4/01/34(a)	2,325	2,162,731
New York State Environmental Facilities Corp. (New York City Municipal Water Finance Authority) Series 2012D 5.00%, 6/15/20	1,000	1,169,940
Series 2014 5.00%, 6/15/18	1,005	1,118,424
New York State Thruway Authority Series 2012I 5.00%, 1/01/16 (Pre-refunded/ETM)	245	247,867
AMBAC Series 2007A 5.00%, 4/01/22 (Pre-refunded/ETM)	2,245	2,395,011
New York State Thruway Authority (New York State Thruway Authority Ded Tax) Series 2008B 5.25%, 4/01/18	2,710	3,008,723
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2012I 5.00%, 1/01/16	835	844,628
New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2010A 5.00%, 3/15/17–3/15/18	1,500	1,616,075
Port Authority of New York & New Jersey Series 2013180 4.00%, 6/01/16	1,580	1,619,310
Sales Tax Asset Receivable Corp. Series 2014A 5.00%, 10/15/17	675	734,913
Schenectady County Capital Resource Corp. (Ellis Hospital) Series 2012 1.75%, 2/15/18	335	334,843
Tobacco Settlement Financing Corp./NY (Tobacco Settlement Financing Corp./NY State Lease) Series 2013B 5.00%, 6/01/20	3,950	4,071,462

Schedule of Investments—Short Duration New York Municipal Portfolio	7

Principal Amount (000)		U.S. $ Value

Triborough Bridge & Tunnel Authority Series 2012A 5.00%, 11/15/16	$1,000	$1,051,520
Series 2012B 4.00%, 11/15/17	1,080	1,155,492
Utility Debt Securitization Authority Series 2013T 5.00%, 6/15/18	2,170	2,239,917

		53,260,444

Colorado–2.3%
Denver Urban Renewal Authority (Stapleton Development Corp.)
Series 2013A 5.00%, 12/01/15	1,355	1,365,596

Florida–0.6%
Durbin Crossing Community Development District Series 20061 5.25%, 11/01/15(b)(c)	135	48,600
New River Community Development District Series 2006B 5.00%, 5/01/13(c)(d)(e)^	65	1
Overoaks Community Development District Series 2004B 5.125%, 5/01/09(c)(d)^	45	22,500
Series 2010A-1 6.125%, 5/01/35(c)	20	20,019
Series 2010A-2 6.125%, 5/01/35(c)	50	50,039
Series 2010B 5.125%, 5/01/17(c)	65	65,403
Parkway Center Community Development District Series 2004B 7.00%, 5/01/23	130	130,144

		336,706

Illinois–0.0%
Town of Cortland IL Special Service Areas No. 9 & 10 Series 2007 5.125%, 3/01/14(c)(d)^	153	7,650

Louisiana–0.2%
Coves of the Highland County Community Development District Series 2006 5.60%, 11/01/13(c)(d)(e)^	270	0
Isabella Lakes Community Development District Series 2007 6.00%, 8/01/22(b)(c)	255	63,750
Juban Parc Community Development District Series 2006 5.15%, 10/01/14(c)(d)^	115	23,000

Whispering Spring Community Development District Series 2006 5.20%, 10/01/21(b)(c)	120	21,600

		108,350

Michigan–0.5%
Michigan Finance Authority (Detroit City School District State Aid) Series 2015B 4.75%, 6/01/16(f)	300	303,090

New Jersey–5.2%
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2015X 5.00%, 6/15/19	1,150	1,224,842
New Jersey Transit Corp. Series 2014A 5.00%, 9/15/17	1,800	1,926,378

		3,151,220

Total Municipal Obligations (cost $59,279,934)		58,533,056

CORPORATES-INVESTMENT GRADE–2.1%
Financial Institutions–2.1%
Banking–2.1%
JPMorgan Chase & Co. 0.834%, 3/01/18(g)	843	837,529
Morgan Stanley 5.375%, 10/15/15	455	455,769

Total Corporates—Investment Grade (cost $1,298,653)		1,293,298

SHORT-TERM INVESTMENTS–0.4%
Time Deposit–0.4%
State Street Time Deposit 0.01%, 10/01/15 (cost $218,596)	219	218,596

Total Investments—99.7% (cost $60,797,183)		60,044,950

Other assets less liabilities—0.3%		166,868

Net Assets—100.0%		$60,211,818

8	Sanford C. Bernstein Fund, Inc.—2015 Annual Report

INFLATION (CPI) SWAPS (see Note 3)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Unrealized Appreciation/ (Depreciation)
Citibank, NA	$300	9/15/20	1.455%	CPI	#	$(2,104)
JPMorgan Chase Bank, NA	300	9/04/20	1.465%	CPI	#	(2,258)

						$(4,362)

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

^	Defaulted matured security.
(a)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of September 30, 2015 and the aggregate market value of these securities amounted to $4,669,282 or 7.75% of net assets.
(b)	Security is in default and is non-income producing.
(c)	Illiquid security.
(d)	Non-income producing security.
(e)	Fair valued by the Adviser.
(f)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2015, the market value of this security amounted to $303,090 or 0.5% of net assets.
(g)	Floating Rate Security. Stated interest rate was in effect at September 30, 2015.

As of September 30, 2015, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 12.1% and 4.1%, respectively.

Glossary:

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

ETM—Escrowed to Maturity

NATL—National Interstate Corporation

See notes to financial statements.

Schedule of Investments—Short Duration New York Municipal Portfolio	9

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Diversified Municipal Portfolio

September 30, 2015

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–95.8%
Long-Term Municipal Bonds–94.3%
Alabama–2.0%
Alabama Federal Aid Highway Finance Authority Series 2015 5.00%, 9/01/24–9/01/25	$8,610	$10,622,263
Alabama Federal Aid Highway Finance Authority (State of Alabama Fed Hwy Grant) Series 2012 5.00%, 9/01/24	18,230	21,216,621
Alabama Public School & College Authority Series 2009A 5.00%, 5/01/17	34,415	36,792,044
Series 2009B 5.00%, 5/01/16–5/01/17	33,390	34,840,634
Series 2014B 5.00%, 1/01/24	3,200	3,895,936
Birmingham Airport Authority (Birmingham-Shuttlesworth Intl Airport) AGM Series 2010 6.00%, 7/01/21	5,510	6,526,209
Birmingham Water Works Board Series 2010A 5.00%, 1/01/21–1/01/22	13,295	15,510,634

		129,404,341

Arizona–1.7%
Arizona Board of Regents COP (University of Arizona COP) Series 2012C 5.00%, 6/01/25	2,365	2,730,061
Arizona Department of Transportation State Highway Fund Revenue Series 2011A 5.00%, 7/01/24–7/01/25	17,210	20,171,382
Arizona Health Facilities Authority (Scottsdale Healthcare Hospitals Obligated Group) Series 2014A 5.00%, 12/01/23–12/01/24	2,770	3,318,744
City of Glendale AZ (City of Glendale AZ Excise Tax) Series 2015A 5.00%, 7/01/23–7/01/26	33,315	39,865,274

City of Phoenix Civic Improvement Corp. (City of Phoenix Civic Improvement - Airport) Series 2010A 5.00%, 7/01/20–7/01/21	7,225	8,282,346
Series 2010C 5.00%, 7/01/23–7/01/25	19,665	22,342,202
County of Maricopa AZ COP Series 2015 5.00%, 7/01/18	3,290	3,641,800
Industrial Development Authority of the County of Pima (The) (Global Water Resources LLC) Series 2006 5.45%, 12/01/17	1,100	1,108,261
Maricopa County Unified School District No 69 Paradise Valley NATL Series 2004 5.20%, 7/01/16	7,510	7,785,392
Salt Verde Financial Corp. (Citigroup, Inc.) Series 2007 5.25%, 12/01/21	1,430	1,631,115

		110,876,577

California–8.2%
California Econ Recovery Series 2009A 5.00%, 7/01/19 (Pre-refunded/ETM)	16,765	19,279,750
5.00%, 7/01/20 (Pre-refunded/ETM)	5,675	6,526,250
5.25%, 7/01/21 (Pre-refunded/ETM)	2,735	3,170,330
California State Public Works Board (California State Public Works Board Lease) Series 2014B 5.00%, 10/01/28	1,225	1,460,396
City of Los Angeles Department of Airports (Los Angeles Intl Airport) Series 2010D 5.00%, 5/15/22–5/15/23	24,415	28,389,845
Fresno Unified School District NATL Series 2002A 6.00%, 2/01/20	3,255	3,828,075
Sacramento City Financing Authority (Sacramento City Financing Authority Lease) Series 1993B 5.40%, 11/01/20	1,000	1,106,660
San Francisco City & County Airports Comm-San Francisco International Airport (San Francisco Intl Airport) Series 2009E 5.25%, 5/01/22–5/01/23	10,380	11,900,749

10	Sanford C. Bernstein Fund, Inc.—2015 Annual Report

Principal Amount (000)		U.S. $ Value

Series 2011C 5.00%, 5/01/22	$5,880	$6,775,524
NATL Series 2006 32F 5.25%, 5/01/18	3,700	4,127,387
State of California Series 2006 5.00%, 10/01/16	3,710	3,883,925
Series 2008 5.00%, 4/01/18	5,000	5,526,950
Series 2009 5.25%, 10/01/20	5,085	5,921,483
Series 2013 5.00%, 11/01/24–11/01/25	43,465	52,825,604
Series 2014 5.00%, 5/01/25–5/01/29	130,465	155,926,351
Series 2015 5.00%, 8/01/22	15,765	19,000,924
State of California Department of Water Resources Power Supply Revenue Series 2010L
5.00%, 5/01/17–5/01/19	183,675	206,807,620

		536,457,823

Colorado–1.1%
City & County of Broomfield CO COP Series 2010 5.00%, 12/01/16–12/01/20	13,735	15,208,238
City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2010A 5.00%, 11/15/21–11/15/23	19,685	22,871,441
Series 2011A 5.50%, 11/15/19	2,290	2,662,789
Series 2012A 5.00%, 11/15/22–11/15/24	6,630	7,658,265
Metro Wastewater Reclamation District Series 2012A 5.00%, 4/01/23	3,435	4,123,958
PV Water & Sanitation Metropolitan District Series 2006 Zero Coupon, 12/15/17(a)(b)	13,168	4,608,800
Regional Transportation District (Denver Transit Partners LLC) Series 2010 5.00%, 1/15/21	2,800	3,060,456
5.25%, 1/15/24–7/15/24	7,745	8,403,557
Todd Creek Village Metropolitan District No. 1 Series 2004 4.75%, 12/01/09(b)^	1,852	1,148,330

		69,745,834

Connecticut–0.3%
State of Connecticut Series 2013A 5.00%, 10/15/21	3,370	3,977,038
Series 2014A 5.00%, 3/01/28	6,360	7,391,019
State of Connecticut Special Tax Revenue Series 2012 5.00%, 1/01/22–1/01/24	8,575	10,135,467

		21,503,524

Delaware–0.1%
Delaware River & Bay Authority Series 2014C 5.00%, 1/01/26–1/01/27	5,470	6,445,553

District of Columbia–1.6%
District of Columbia Series 2013A 5.00%, 6/01/25–6/01/27	59,115	70,654,344
District of Columbia (District of Columbia Pers Income Tax) Series 2012C 5.00%, 12/01/26	5,545	6,535,448
District of Columbia Water & Sewer Authority AGM Series 1998
6.00%, 10/01/16	1,635	1,726,446
Metropolitan Washington Airports Authority Series 2008A 5.50%, 10/01/18	6,910	7,777,620
Series 2010F-1 5.00%, 10/01/20	11,905	13,900,635
NATL Series 2005A 5.25%, 10/01/15	1,715	1,715,000

		102,309,493

Florida–6.4%
Brevard County School District COP Series 2013A 5.00%, 7/01/21–7/01/22	15,275	17,987,686
Citizens Property Insurance Corp. Series 2011A 5.00%, 6/01/20	6,530	7,515,769
Series 2011A-1 5.00%, 6/01/19	15,975	18,029,385
Series 2012A 5.00%, 6/01/22	27,105	31,944,598
Series 2012A-1 5.00%, 6/01/20–6/01/21	20,785	24,030,223
Series 2015A 5.00%, 6/01/22	1,795	2,092,934
NATL Series 2007A 5.00%, 3/01/16 (Pre-refunded/ETM)	75,725	77,203,909

Schedule of Investments—Diversified Municipal Portfolio	11

Principal Amount (000)		U.S. $ Value

City of Tampa FL Water & Wastewater System Revenue Series 2011 5.00%, 10/01/26	$3,895	$4,594,776
Collier County School Board COP Series 2015 5.00%, 2/15/18–2/15/19	12,210	13,607,232
AGM Series 2005 5.00%, 2/15/16	5,000	5,087,500
County of Broward FL Airport System Revenue (Fort Lauderdale Hollywood Intl Airport) Series 2012Q 5.00%, 10/01/23	5,000	5,898,800
County of Lee FL Airport Revenue (Southwest Florida Intl Airport) Series 2011A 5.50%, 10/01/23–10/01/24	13,095	15,387,934
5.625%, 10/01/25	2,550	3,013,871
County of Miami-Dade FL Series 2015A 5.00%, 11/01/20–11/01/21	7,205	8,459,462
Series 2015B 5.00%, 7/01/22	3,715	4,414,274
County of Miami-Dade FL Aviation Revenue Series 2015A 5.00%, 10/01/22–10/01/24	4,975	5,814,960
Durbin Crossing Community Development District Series 20061 5.25%, 11/01/15(a)(b)	985	354,600
Duval County School Board COP Series 2015B 5.00%, 7/01/26	4,280	5,049,587
Florida Department of Environmental Protection Series 2011B 5.00%, 7/01/20	7,645	8,906,349
Series 2012A 5.00%, 7/01/22	10,225	12,235,133
Florida Municipal Power Agency Series 2015B 5.00%, 10/01/24–10/01/28	3,765	4,500,085
Florida State Board of Education (State of Florida) Series 2014A 5.00%, 6/01/22	3,545	4,280,623
Series 2015A 5.00%, 6/01/18	7,655	8,504,475
Series 2015B 5.00%, 6/01/17	11,470	12,319,812
Heritage Plantation Community Development District Series 2006B 5.10%, 11/01/13(b)(c)^	3,545	1,169,850

Hillsborough County School Board (Hillsborough County School Board Sales Tax) AGM Series 2015 5.00%, 10/01/23	2,650	3,152,414
Hillsborough County School Board COP Series 2015 5.00%, 7/01/26	1,410	1,687,375
JEA Electric System Revenue Series 2009G 5.00%, 10/01/19	2,695	3,083,646
JEA Water & Sewer System Revenue Series 2014A 5.00%, 10/01/25	3,060	3,717,502
Lake Ashton II Community Development District Series 2006B 5.00%, 11/01/11(b)(c)^	6,810	1,587,411
Live Oak No 2 Community Development District Series 2010 7.36%, 11/01/20	25	26,284
Martin County Industrial Development Authority (Indiantown Cogeneration LP) Series 2013 4.20%, 12/15/25	11,765	11,894,415
Orange County School Board COP Series 2014A 5.00%, 8/01/28–8/01/29	46,355	54,195,630
Overoaks Community Development District Series 2004B 5.125%, 5/01/09(b)(c)^	510	255,000
Series 2010A-1 6.125%, 5/01/35(b)	220	220,211
Series 2010A-2 6.125%, 5/01/35(b)	505	505,389
Series 2010B 5.125%, 5/01/17(b)	635	638,937
Parkway Center Community Development District Series 2004B 7.00%, 5/01/23	2,190	2,192,431
Reedy Creek Improvement District Series 2013A 5.00%, 6/01/21	1,820	2,154,370
Sarasota County School Board COP Series 2010B 5.00%, 7/01/18	2,350	2,599,923
South Broward Hospital District Series 2015 5.00%, 5/01/27	3,300	3,878,589

12	Sanford C. Bernstein Fund, Inc.—2015 Annual Report

Principal Amount (000)		U.S. $ Value

St Lucie County School Board (St Lucie County School Board Sales Tax) AGM Series 2015 5.00%, 10/01/22	$3,150	$3,718,481
State of Florida Series 2009B 5.00%, 7/01/17	3,245	3,496,293
Series 2012B 5.00%, 7/01/18	8,460	9,423,002
Tampa Bay Water Series 2011A 5.00%, 10/01/23	2,050	2,428,533
Tampa Sports Authority (Tampa Sports Authority Sales Tax) Series 2015 5.00%, 1/01/21	3,490	4,110,836

		417,370,499

Georgia–3.1%
Athens-Clarke County Unified Government Series 2013 4.00%, 12/01/16	1,410	1,469,460
City of Atlanta Department of Aviation (Hartsfield Jackson Atlanta Intl Airport) Series 2010B 5.00%, 1/01/20–1/01/22	22,650	25,818,279
Series 2010C 5.00%, 1/01/18–1/01/19	9,260	10,280,700
5.25%, 1/01/20	6,500	7,537,920
5.50%, 1/01/21	7,500	8,968,275
5.75%, 1/01/22–1/01/23	20,000	23,987,400
5.875%, 1/01/24	2,925	3,528,018
Series 2014A 5.00%, 1/01/28	12,250	14,229,845
City of Atlanta GA Series 2015 5.00%, 12/01/18	2,520	2,831,472
Main Street Natural Gas, Inc. (JPMorgan Chase & Co.) Series 2007A 5.00%, 3/15/16–3/15/18	16,860	17,421,270
Municipal Electric Authority of Georgia Series 2010B 5.00%, 1/01/16–1/01/20	43,950	49,700,840
State of Georgia Series 2009I 5.00%, 7/01/18	14,580	16,256,554
Series 2014A 5.00%, 2/01/17	17,595	18,656,330

		200,686,363

Hawaii–0.4%
City & County Honolulu HI Wastewater System Revenue Series 2009A 5.00%, 7/01/21–7/01/22	6,900	7,857,195
Series 2010A 5.00%, 7/01/24	16,500	18,952,395

		26,809,590

Idaho–0.1%
Idaho Housing & Finance Association (State of Idaho Fed Hwy Grant) Series 2015A 5.00%, 7/15/21–7/15/23	6,915	8,093,770

Illinois–4.8%
City of Chicago IL (Asphalt Operating Services of Chicago LLC) Series 2010 6.125%, 12/01/18	4,280	4,383,576
City of Chicago IL (City of Chicago IL Sales Tax) AGM Series 2005 5.00%, 1/01/16	5,000	5,016,600
County of Du Page IL Series 1993 5.60%, 1/01/21	6,830	7,639,659
Illinois Finance Authority (Adventist Health System/Sunbelt Obligated Group) NATL Series 1997B 2.10%, 1/01/19(d)	5,730	6,113,337
Illinois Finance Authority (OSF Healthcare System Obligated Group) Series 2015A 5.00%, 11/15/20–11/15/28	4,705	5,396,372
Illinois Municipal Electric Agency Series 2015A 5.00%, 2/01/27–2/01/29	42,820	49,987,781
Illinois State Toll Highway Authority Series 2014A 5.00%, 12/01/20–12/01/22	33,375	39,131,852
Series 2014D 5.00%, 1/01/23	1,065	1,258,819
Metropolitan Pier & Exposition Authority Series 2012B 5.00%, 12/15/20–12/15/26	18,510	20,766,952
Metropolitan Water Reclamation District of Greater Chicago Series 2015D 5.00%, 12/01/20	8,240	9,554,527

Schedule of Investments—Diversified Municipal Portfolio	13

Principal Amount (000)		U.S. $ Value

Regional Transportation Authority (Regional Transportation Authority Sales Tax) NATL Series 1994C 7.75%, 6/01/20	$870	$992,922
NATL Series 2001B 5.50%, 6/01/17	1,025	1,104,243
NATL Series 2006A 5.00%, 7/01/16	5,285	5,465,747
State of Illinois Series 2010 5.00%, 1/01/17–1/01/19	34,160	35,945,206
Series 2012 5.00%, 8/01/21–8/01/25	16,925	18,039,297
Series 2013 5.00%, 7/01/19–7/01/20	12,290	13,267,188
5.50%, 7/01/24	5,405	5,939,717
Series 2013A 5.00%, 4/01/23	4,390	4,769,296
Series 2014 5.00%, 5/01/22–5/01/27	46,045	49,011,798
State of Illinois (State of Illinois Ded Tax) AMBAC Series 1991 6.25%, 12/15/20	2,280	2,528,406
Town of Cortland IL (Town of Cortland IL Spl Tax) Series 2006 5.50%, 3/01/17(a)(b)	5,078	1,320,280
Village of Matteson IL Series 2010 8.00%, 12/01/29(e)	19,775	16,407,515
Will & Kendall Counties Community Consolidated School District 22 Plainfield NATL Series 2007A 5.00%, 1/01/16	7,415	7,495,749

		311,536,839

Indiana–0.1%
County of Jasper IN (Northern Indiana Public Service Co.) NATL Series 1988B 5.60%, 11/01/16	6,560	6,877,373
Indiana Finance Authority (I-69 Development Partners LLC) Series 2014 5.25%, 9/01/25–9/01/28	2,940	3,321,335

		10,198,708

Iowa–0.2%
Iowa Finance Authority (Iowa Finance Authority SRF) Series 2015 5.00%, 8/01/17–8/01/18	10,770	11,837,358

Kentucky–0.2%
Kentucky Asset Liability Commission (Commonwealth of Kentucky Fed Hwy Grant) NATL Series 2007 5.00%, 9/01/16	5,000	5,199,750
Kentucky Turnpike Authority Series 2012A 5.00%, 7/01/26	8,490	10,011,833

		15,211,583

Louisiana–1.0%
City of Baton Rouge/Parish of East Baton Rouge LA (City of Baton Rouge/Parish of East Baton Rouge LA Sales Tax) Series 2015 5.00%, 8/01/27–8/01/28	8,985	10,635,800
City of New Orleans LA NATL Series 2005 5.25%, 12/01/20	5,845	5,889,831
Coves of the Highland County Community Development District Series 2006 5.60%, 11/01/13(b)(c)(f)^	4,025	0
Louisiana Agricultural Finance Authority (Louisiana Agricultural Finance Authority State Lease) Series 2007 5.25%, 9/15/17	12,050	12,628,520
Louisiana Local Government Environmental Facilities & Community Development Auth Series 2010 5.00%, 10/01/21–10/01/25	8,415	9,690,212
Series 2010A 5.00%, 10/01/23	7,720	8,885,720
Louisiana Office Facilities Corp. (Louisiana Office Facilities Corp. State Lease) Series 2009 5.00%, 3/01/16–3/01/18	9,360	9,869,951
Orange Grove Community Development District Series 2006 5.30%, 11/01/21(a)(b)	1,695	339,000
St Tammany Parish Finance Authority (Christwood) Series 2015 5.25%, 11/15/29	1,200	1,239,408
State of Louisiana Gasoline & Fuels Tax Revenue Series 2015B 5.00%, 5/01/25	3,250	4,000,035

		63,178,477

14	Sanford C. Bernstein Fund, Inc.—2015 Annual Report

Principal Amount (000)		U.S. $ Value

Maine–0.0%
Maine Municipal Bond Bank Series 2014A 5.00%, 9/01/25	$1,000	$1,177,490

Maryland–1.8%
County of Anne Arundel MD Series 2013 5.00%, 4/01/20	4,415	5,137,647
State of Maryland Series 20142-C 5.00%, 8/01/21	59,585	71,242,805
Series 2014B 5.00%, 8/01/17–8/01/20	32,380	36,632,265
Washington Suburban Sanitary Commission Series 2014 5.00%, 6/01/17	5,000	5,368,750

		118,381,467

Massachusetts–2.3%
City of Cambridge MA Series 2015 5.00%, 2/15/18	2,330	2,561,299
Commonwealth of Massachusetts Series 2013A 5.00%, 4/01/18	2,060	2,275,476
Series 2013B 5.00%, 8/01/17–8/01/20	69,345	77,347,417
Series 2014C 5.00%, 8/01/20	1,045	1,224,604
AGM Series 2006C 1.05%, 11/01/19(d)	1,815	1,860,538
NATL Series 2000E 0.195%, 12/01/30(g)	7,750	7,250,807
NATL Series 2000F 0.135%, 12/01/30(g)	6,700	6,268,413
Commonwealth of Massachusetts (Commonwealth of Massachusetts Fuel Tax) Series 2013 5.00%, 6/15/20	1,040	1,216,738
Series 2014 5.00%, 6/15/20	7,170	8,388,470
Massachusetts Health & Educational Facilities Authority (CareGroup, Inc.) Series 2008E-2 5.00%, 7/01/17	4,140	4,443,338
Massachusetts Health & Educational Facilities Authority (President and Fellows of Harvard College) Series 1991N 6.25%, 4/01/20	2,820	3,443,305
Massachusetts School Building Authority (Massachusetts School Building Authority Sales Tax) Series 2012A 5.00%, 8/15/22–8/15/23	10,680	12,893,981

University of Massachusetts Building Authority AMBAC Series 20052 5.00%, 11/01/18 (Pre-refunded/ETM)	18,795	18,861,346

		148,035,732

Michigan–5.3%
City of Detroit MI Sewage Disposal System Revenue Series 2012A 5.00%, 7/01/19–7/01/20	20,980	23,230,045
Michigan Finance Authority (City of Detroit MI Income Tax) Series 2015F 3.40%, 10/01/20	500	509,435
3.60%, 10/01/21	500	511,370
3.80%, 10/01/22	500	513,285
3.875%, 10/01/23	2,000	2,061,720
4.00%, 10/01/24	3,000	3,105,450
4.50%, 10/01/29	12,065	12,479,795
Michigan Finance Authority (City of Detroit MI Sewage Disposal System Revenue) AGM Series 2014C 5.00%, 7/01/25–7/01/27	39,940	45,964,338
Michigan Finance Authority (City of Detroit MI Water Supply System Revenue) AGM Series 2014D2 5.00%, 7/01/24–7/01/27	54,305	62,247,589
Michigan Finance Authority (Public Lighting Authority) Series 2014B 5.00%, 7/01/27	4,990	5,637,303
Michigan Finance Authority (State of Michigan Unemployment) Series 2012A 5.00%, 7/01/16	94,115	97,398,672
Series 2012B 5.00%, 7/01/22	10,105	10,452,107
Michigan Finance Authority (Trinity Health Credit Group) Series 2015 5.00%, 12/01/23–12/01/25	13,075	15,760,797
5.50%, 12/01/26–12/01/27	7,220	8,918,334
Michigan State Building Authority (Michigan State Building Authority Lease) Series 2009I 5.00%, 10/15/15	6,290	6,301,699
South Lyon Community Schools Series 2016 5.00%, 5/01/22(h)	3,060	3,507,250
State of Michigan Trunk Line Revenue Series 2009 5.00%, 11/01/19–11/01/23	11,510	13,196,052

Schedule of Investments—Diversified Municipal Portfolio	15

Principal Amount (000)		U.S. $ Value

Walled Lake Consolidated School District Series 2015 4.00%, 5/01/17	$6,070	$6,375,807
5.00%, 5/01/20	4,635	5,342,579
Wayne County Airport Authority (Detroit Metropolitan Wayne County Airport) Series 2010C 5.00%, 12/01/17	5,000	5,427,600
Wayne State University Series 2009A 5.00%, 11/15/21–11/15/23	14,100	16,051,983

		344,993,210

Minnesota–1.2%
Southern Minnesota Municipal Power Agency AMBAC Series 2002A 5.25%, 1/01/16	6,820	6,901,158
State of Minnesota Series 2014A 5.00%, 8/01/17	13,830	14,933,634
Series 2014B 4.00%, 8/01/17	14,400	15,288,624
Series 2014E 3.00%, 8/01/16	7,365	7,530,639
4.00%, 8/01/17	12,610	13,388,163
Series 2015B 5.00%, 8/01/22	3,745	4,540,475
Series 2015D 5.00%, 8/01/18	12,245	13,673,502

		76,256,195

Missouri–0.2%
City of Springfield MO Public Utility Revenue Series 2012 5.00%, 12/01/18–12/01/19	7,290	8,198,057
Missouri Joint Municipal Electric Utility Commission Series 2014 5.00%, 1/01/25	2,630	3,152,502

		11,350,559

Nevada–3.4%
Clark County School District Series 2008A 5.00%, 6/15/21	5,000	5,516,250
Series 2013B 5.00%, 6/15/17	6,780	7,270,126
Series 2015A 5.00%, 6/15/18	70,485	77,901,432
Series 2015B 5.00%, 6/15/22	17,785	21,222,663
AGM Series 2005C 5.00%, 6/15/19 (Pre-refunded/ETM)	22,380	22,592,610

County of Clark Department of Aviation (McCarran Intl Airport) AGM Series 2009C 5.00%, 7/01/24	9,175	10,267,100
County of Clark NV Series 2015A 5.00%, 7/01/18	8,955	9,940,856
AMBAC Series 1992A 6.50%, 6/01/17	1,760	1,930,790
AMBAC Series 2006 5.00%, 11/01/15 (Pre-refunded/ETM)	1,085	1,088,830
5.00%, 11/01/16	16,010	16,813,062
County of Clark NV (County of Clark NV Fuel Tax) Series 2011 5.00%, 7/01/19	8,390	9,545,555
AMBAC Series 2007 5.00%, 7/01/16	1,470	1,521,391
County of Clark NV (McCarran Intl Airport) Series 2008A 5.25%, 7/01/17	16,695	18,014,573
Las Vegas Valley Water District Series 2015B 4.00%, 12/01/18	4,240	4,636,864
State of Nevada Series 2014A 5.00%, 4/01/21	15,215	17,931,790

		226,193,892

New Jersey–4.7%
Garden State Preservation Trust AGM Series 2005A 5.80%, 11/01/17 (Pre-refunded/ETM)	2,325	2,334,556
New Jersey Economic Development Authority Series 2011EE 5.00%, 9/01/20 (Pre-refunded/ETM)	4,640	5,405,229
5.50%, 9/01/21 (Pre-refunded/ETM)	990	1,189,158
Series 2011G 5.00%, 9/01/20 (Pre-refunded/ETM)	2,605	3,068,377
5.00%, 9/01/20	290	311,066
Series 2013 5.00%, 3/01/20	13,965	14,960,146
Series 2013NN 5.00%, 3/01/20 (Pre-refunded/ETM)	1,525	1,759,453
Series 2014U 5.00%, 6/15/20	4,835	5,185,151
AMBAC Series 2005K 5.25%, 12/15/20	2,340	2,549,079

16	Sanford C. Bernstein Fund, Inc.—2015 Annual Report

Principal Amount (000)		U.S. $ Value

New Jersey Economic Development Authority (College Avenue Redevelopment Associates LLC) Series 2013 5.00%, 6/15/25–6/15/26	$4,500	$5,323,975
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2008A 5.00%, 5/01/16	30,310	31,008,645
Series 2011EE 5.00%, 9/01/20	1,720	1,844,941
5.50%, 9/01/21	370	402,912
Series 2014P 5.00%, 6/15/20	1,425	1,528,198
Series 2014U 5.00%, 6/15/21	9,365	10,029,166
Series 2015X 5.00%, 6/15/19	10,585	11,273,872
New Jersey Economic Development Authority (NYNJ Link Borrower LLC) Series 2013 5.00%, 1/01/22	1,075	1,207,515
5.50%, 1/01/26–1/01/27	2,000	2,283,280
New Jersey Transit Corp. Series 2014A 5.00%, 9/15/19–9/15/21	43,890	49,601,554
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2006A 5.25%, 12/15/20	3,730	4,041,082
5.50%, 12/15/21	6,155	6,759,359
Series 2011B 5.00%, 6/15/20	1,310	1,404,870
Series 2013A 5.00%, 6/15/20	3,960	4,246,783
New Jersey Turnpike Authority Series 2012B 5.00%, 1/01/26–1/01/27	12,700	14,694,511
Series 2014A 5.00%, 1/01/27–1/01/29	75,920	88,486,848
Series 2014C 5.00%, 1/01/24	14,720	17,735,981
AGM Series 2005D-3 5.25%, 1/01/26	14,770	17,884,845

		306,520,552

New Mexico–0.1%
State of New Mexico Severance Tax Permanent Fund Series 2010A 5.00%, 7/01/16	5,160	5,341,993

New York–14.6%
City of New York NY Series 2007E 5.00%, 8/01/16	4,715	4,898,414
Series 2008C 5.25%, 8/01/16	17,165	17,867,907
Series 2009C 5.00%, 8/01/17–8/01/22	18,190	20,579,878
Series 2010B 5.00%, 8/01/17–8/01/19	18,470	20,701,195
Series 2012A 5.00%, 10/01/16	10,090	10,557,873
Series 2012B 5.00%, 8/01/16	18,615	19,339,124
Series 2013B 5.00%, 8/01/19	34,575	39,482,575
Series 2013I 5.00%, 8/01/19	7,260	8,290,484
Series 2013J 5.00%, 8/01/19–8/01/20	16,575	18,961,975
Series 2014A 5.00%, 8/01/27	1,130	1,342,530
Series 2015A 5.00%, 8/01/22–8/01/23	12,015	14,397,006
Series 2015B 5.00%, 8/01/23	6,370	7,680,691
Metropolitan Transportation Authority Series 2012D 5.00%, 11/15/16–11/15/28	25,550	27,605,854
Series 2012E 5.00%, 11/15/24	6,055	7,204,784
Series 2012F 5.00%, 11/15/22–11/15/26	55,610	65,822,650
Series 2012H 5.00%, 11/15/26	6,065	7,111,758
Series 2013B 5.00%, 11/15/26	9,505	11,224,264
Series 2014A 5.00%, 11/15/26–11/15/27	8,245	9,710,459
Series 2014C 5.00%, 11/15/27	5,000	5,857,100
AGC Series 2003B 5.25%, 11/15/20	8,415	9,975,562
Metropolitan Transportation Authority (Metropolitan Transportation Authority Ded Tax) Series 2012A 5.00%, 11/15/27	4,505	5,327,793
New York City Industrial Development Agency (American Airlines, Inc.) Series 2015B 2.00%, 8/01/28	24,765	24,800,909

Schedule of Investments—Diversified Municipal Portfolio	17

Principal Amount (000)		U.S. $ Value

New York City Transitional Finance Authority Future Tax Secured Revenue Series 2011A 5.00%, 11/01/22–11/01/25	$34,430	$41,019,430
Series 2011C 5.00%, 11/01/19–11/01/25	23,420	27,681,964
Series 2012A 5.00%, 8/01/25	12,345	14,721,536
Series 2012B 5.00%, 11/01/23–11/01/26	55,535	66,538,588
Series 2012E 5.00%, 11/01/21	8,545	10,176,070
Series 2015C 5.00%, 11/01/18	2,090	2,347,028
New York State Dormitory Authority (City University of New York State Lease) Series 2008A 5.00%, 7/01/16	14,935	15,458,322
New York State Dormitory Authority (New York State Dormitory Authority Lease) Series 2009A 5.00%, 7/01/19–7/01/24	25,150	28,584,527
New York State Dormitory Authority (New York University) NATL Series 1998A 6.00%, 7/01/18	2,865	3,265,241
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2009G 5.00%, 3/15/19–3/15/21	13,865	15,719,773
Series 2011E 5.00%, 8/15/21	3,880	4,615,182
Series 2012A 5.00%, 12/15/22	20,745	24,926,155
Series 2012B 5.00%, 3/15/21–3/15/22	54,800	64,881,742
Series 2013A 5.00%, 2/15/20	4,635	5,351,200
Series 2014C 5.00%, 3/15/27	2,015	2,391,261
Series 2014E 5.00%, 2/15/17–2/15/27	9,580	10,876,927
New York State Energy Research & Development Authority (Consolidated Edison Co. of New York, Inc.) AMBAC Series 2001B 0.017%, 10/01/36(g)	11,425	10,325,378
XLCA Series 2004A 0.148%, 1/01/39(g)	10,000	8,848,780

New York State Thruway Authority (New York State Thruway Authority Ded Tax) Series 2012A 5.00%, 4/01/23	17,940	21,344,115
NATL Series 2005B 5.00%, 4/01/16	44,040	44,040,000
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2013A 5.00%, 5/01/19	3,055	3,447,140
New York State Thruway Authority (New York State Thruway Authority Service Contract) Series 2009 5.00%, 4/01/17–4/01/18	47,425	50,978,140
New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2013C 5.00%, 3/15/25–3/15/26	63,625	74,961,521
Series 2013D 5.00%, 3/15/23	32,000	38,633,600
Port Authority of New York & New Jersey Series 2013-178 5.00%, 12/01/28	3,335	3,837,685

		953,712,090

North Carolina–0.4%
North Carolina Eastern Municipal Power Agency Series 1988A 6.00%, 1/01/26 (Pre-refunded/ETM)	1,720	2,175,783
Series 2009B 5.00%, 1/01/17 (Pre-refunded/ETM)	1,020	1,077,008
Series 2012B 5.00%, 1/01/21 (Pre-refunded/ETM)	13,270	15,674,789
North Carolina Municipal Power Agency No. 1 Series 2008C 5.25%, 1/01/17 (Pre-refunded/ETM)	6,240	6,611,966
5.25%, 1/01/17	430	455,138

		25,994,684

Ohio–3.1%
City of Cincinnati OH Water System Revenue Series 2007A 5.00%, 12/01/15	5,780	5,824,795

18	Sanford C. Bernstein Fund, Inc.—2015 Annual Report

Principal Amount (000)		U.S. $ Value

City of Cleveland OH Airport System Revenue AMBAC Series 2006A 5.00%, 1/01/23	$3,145	$3,282,311
City of Columbus OH Series 20131 5.00%, 7/01/20	4,580	5,356,264
Columbiana County Port Authority (ELS Transportation LLC) Series 2004A 7.00%, 8/01/21(a)(b)	500	50,000
County of Cuyahoga OH (County of Cuyahoga OH Lease) Series 2010F 5.00%, 12/01/19–12/01/24	93,725	108,781,589
Hamilton County Convention Facilities Authority (Hamilton County Convention Facilities Authority Lease) Series 2014 5.00%, 12/01/22–12/01/23	3,440	3,993,453
State of Ohio Series 2011A 5.00%, 8/01/20–8/01/21	57,430	67,612,213
University of Cincinnati Series 2010F 5.00%, 6/01/20–6/01/21	6,795	7,868,676
University of Toledo Series 2010 5.00%, 6/01/21	2,610	2,986,336

		205,755,637

Oklahoma–0.2%
Comanche County Memorial Hospital Series 2015 5.00%, 7/01/16–7/01/28	10,670	11,419,339
McGee Creek Authority NATL Series 1992 6.00%, 1/01/23	3,360	3,685,349

		15,104,688

Oregon–0.5%
City of Portland OR Sewer System Revenue Series 2013A 5.00%, 8/01/22	8,685	10,461,517
Hospital Facilities Authority of Multnomah County Oregon (Mirabella at South Waterfront) Series 2014A 5.00%, 10/01/24	1,000	1,103,460
Port of Portland OR (Portland Intl Airport) Series 2010 20C 5.00%, 7/01/23	1,405	1,593,270

State of Oregon Department of Administrative Services COP Series 2009D 5.00%, 11/01/21–11/01/23	18,535	21,179,900

		34,338,147

Pennsylvania–4.5%
Allegheny County Airport Authority (Pittsburgh International Airport) NATL Series 2001B 5.00%, 1/01/18	1,585	1,722,784
Allegheny County Sanitary Authority Series 2015 5.00%, 12/01/23	3,500	4,158,875
Central Bucks School District NATL Series 2007 5.00%, 5/15/16 (Pre-refunded/ETM)	2,045	2,105,818
5.00%, 5/15/16	2,955	3,038,981
City of Philadelphia PA Series 2013A 5.00%, 7/15/19–7/15/21	4,495	5,149,450
City of Philadelphia PA Airport Revenue (Philadelphia Intl Airport) Series 2010A 5.00%, 6/15/21	6,225	7,105,651
Series 2010D 5.00%, 6/15/19–6/15/20	18,065	20,352,730
Series 2011A 5.00%, 6/15/16–6/15/19	6,300	6,852,919
Commonwealth of Pennsylvania Series 2010A 5.00%, 2/15/17	4,220	4,470,710
Series 2014 5.00%, 6/15/17–7/01/17	25,140	27,008,169
Pennsylvania Economic Development Financing Authority (Commonwealth of Pennsylvania Unemployment) Series 2012A 5.00%, 1/01/16–7/01/19	23,310	25,827,606
Pennsylvania Economic Development Financing Authority (FirstEnergy Nuclear Generation LLC) Series 2005A 3.75%, 12/01/40	13,705	13,954,842
Pennsylvania Economic Development Financing Authority (PA Bridges Finco LP) Series 2015 5.00%, 6/30/26–12/31/28	51,190	57,101,686
Pennsylvania Turnpike Commission Series 2009B 5.00%, 6/01/16–6/01/20	50,265	54,662,142

Schedule of Investments—Diversified Municipal Portfolio	19

Principal Amount (000)		U.S. $ Value

Philadelphia Parking Authority (The) (Philadelphia Airport Parking) Series 2009 5.00%, 9/01/17–9/01/20	$31,615	$35,075,733
5.125%, 9/01/22	9,080	10,495,935
Southeastern Pennsylvania Transportation Authority Series 2010 5.00%, 3/01/23–3/01/24	12,245	13,956,636

		293,040,667

Puerto Rico–0.2%
Puerto Rico Sales Tax Financing Corp. Series 2009A 5.375%, 8/01/20 (Pre-refunded/ETM)	10,315	11,990,362

Rhode Island–0.6%
Rhode Island Commerce Corp. (State of Rhode Island DOT Fed Hwy Grant) AGC Series 2009A 5.25%, 6/15/17	7,955	8,545,261
Rhode Island Depositors Economic Protection Corp. Series 1993A 6.375%, 8/01/22 (Pre-refunded/ETM)	5,780	7,440,305
AGM Series 1993A 5.50%, 8/01/20 (Pre-refunded/ETM)	1,500	1,749,525
5.75%, 8/01/19 (Pre-refunded/ETM)	4,940	5,522,772
Tobacco Settlement Financing Corp./RI Series 2015A 5.00%, 6/01/21–6/01/23	14,635	16,611,790

		39,869,653

South Carolina–1.0%
Beaufort County School District/SC Series 2015A 5.00%, 3/01/18	3,210	3,533,793
Greenville County School District (Greenville County School District Lease) Series 2006 5.00%, 12/01/15	5,000	5,038,600
Newberry Investing IN Children’s Education Series 2005 5.25%, 12/01/23 (Pre-refunded/ETM)	1,315	1,325,507
5.25%, 12/01/25 (Pre-refunded/ETM)	1,000	1,007,990

SCAGO Educational Facilities Corp. for Pickens School District (SCAGO Educational Facilities Corp. for Pickens School District Lease) Series 2015 5.00%, 12/01/22–12/01/27	7,000	8,256,025
South Carolina State Public Service Authority Series 2015A 5.00%, 12/01/24	4,490	5,485,567
Series 2015B 5.00%, 12/01/22–12/01/23	32,645	39,243,584

		63,891,066

Tennessee–0.0%
Tennessee Energy Acquisition Corp. (Goldman Sachs Group, Inc. (The)) Series 2006A 5.25%, 9/01/21	2,115	2,412,496

Texas–11.0%
Aldine Independent School District Series 2013 5.00%, 2/15/17	4,945	5,247,832
Austin Independent School District Series 2014B 5.00%, 8/01/20–8/01/21	6,700	7,870,841
Bell County Health Facility Development Corp. Series 1989 6.50%, 7/01/19 (Pre-refunded/ETM)	1,000	1,114,990
Brownsville Independent School District Series 2013A 5.00%, 2/15/19	4,000	4,526,080
Bryan Independent School District Series 2015B 4.00%, 2/15/18	1,315	1,413,862
Camino Real Regional Mobility Authority Series 2008 5.00%, 2/15/16–2/15/21	25,790	26,440,733
Central Texas Turnpike System Series 2015A 5.00%, 8/15/42	19,480	22,174,668
Series 2015C 5.00%, 8/15/23–8/15/25	4,860	5,648,961
City of Garland TX Series 2010 5.00%, 2/15/24	3,800	4,385,428
City of Houston TX (City of Houston TX Hotel Occupancy Tax) Series 2015 5.00%, 9/01/23–9/01/25	3,800	4,486,472

20	Sanford C. Bernstein Fund, Inc.—2015 Annual Report

Principal Amount (000)		U.S. $ Value

City of Houston TX Airport System Revenue Series 2009A 5.00%, 7/01/21	$2,090	$2,302,720
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2015B 5.00%, 7/15/20	6,400	6,844,800
City of Houston TX Combined Utility System Revenue Series 2014C 5.00%, 5/15/23–5/15/28	24,850	29,595,429
City of San Antonio TX Series 2014 5.00%, 2/01/21	3,905	4,616,921
City of San Antonio TX Water System Revenue Series 2011A 5.00%, 5/15/23–5/15/26	21,200	24,526,344
Series 2013E 5.00%, 5/15/25	3,000	3,606,600
City of Waco TX Series 2015 5.00%, 2/01/21	5,505	6,468,430
City Public Service Board of San Antonio TX Series 2008 5.00%, 2/01/21	5,040	5,519,858
Series 2009D 5.00%, 2/01/20	47,315	53,400,655
Clear Creek Independent School District Series 2004A 5.00%, 2/15/16	1,280	1,302,643
County of Harris TX Series 2010A 5.00%, 10/01/23–10/01/25	17,725	20,793,735
Series 2014A 5.00%, 10/01/17	4,820	5,235,677
Dallas Independent School District Series 2011 5.00%, 2/15/22	5,165	6,110,298
Dallas/Fort Worth International Airport Series 2009A 5.00%, 11/01/15	6,415	6,440,083
Series 2012F 5.00%, 11/01/21–11/01/25	17,905	20,497,731
Series 2014A 5.25%, 11/01/28	11,550	13,418,559
El Paso Independent School District Series 2015 5.00%, 8/15/22	3,725	4,488,364
Grand Parkway Transportation Corp. Series 2014A 3.00%, 12/15/16	168,095	172,726,017

Houston Independent School District Series 2014 5.00%, 2/15/17–2/15/18	29,205	31,615,416
Lower Colorado River Authority AGM Series 1999A 5.875%, 5/15/16	2,325	2,325,000
North Texas Tollway Authority Series 2014A 5.00%, 1/01/21–1/01/24	16,695	19,658,393
Series 2015B 5.00%, 1/01/23–1/01/28	12,275	14,365,742
North Texas Tollway Authority (North Texas Tollway Authority Special Projects System) Series 2011D 5.00%, 9/01/24	5,000	5,901,750
5.25%, 9/01/25–9/01/26	35,940	42,857,050
Retama Development Corp. Series 1993 8.75%, 12/15/15 (Pre-refunded/ETM)	1,200	1,219,176
Spring Independent School District Series 2011 5.00%, 8/15/20–8/15/21	8,365	9,762,531
State of Texas Series 2011 5.00%, 10/01/22–10/01/25	47,335	56,420,263
Series 2014 4.00%, 10/01/17	5,400	5,758,020
Series 2014A 5.00%, 10/01/21–10/01/22	12,120	14,515,368
Tarrant County Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community, Inc.) Series 2007 5.25%, 11/15/16	1,160	1,170,742
Series 2015B-2 3.875%, 11/15/20	2,500	2,511,375
Texas A&M University Series 2009D 5.00%, 5/15/18	2,000	2,215,520
Texas Public Finance Authority (State of Texas Unemployment) Series 2014B 4.00%, 7/01/17–1/01/18	28,250	29,128,096
Texas Transportation Commission State Highway Fund Series 2007 5.00%, 4/01/24 (Pre-refunded/ETM)	8,380	8,923,108

		719,552,281

Utah–0.1%
Utah Transit Authority (Utah Transit Authority Sales Tax) Series 2015A 5.00%, 6/15/26–6/15/28	5,455	6,472,289

Schedule of Investments—Diversified Municipal Portfolio	21

Principal Amount (000)		U.S. $ Value

Virginia–1.0%
County of Fairfax VA Series 2012A 5.00%, 4/01/17	$6,760	$7,214,880
Series 2015C 3.00%, 10/01/16	13,490	13,811,467
4.00%, 10/01/17	25,985	27,739,767
5.00%, 10/01/18	13,855	15,548,358

		64,314,472

Washington–6.0%
Chelan County Public Utility District No. 1 Series 2011A 5.00%, 7/01/20	3,110	3,553,953
Series 2011B 5.00%, 7/01/21	5,000	5,803,400
5.25%, 7/01/22	3,670	4,291,845
City of Seattle WA Series 2014 5.00%, 5/01/17	3,690	3,950,920
County of Cowlitz WA (County of Cowlitz WA Spl Swr) NATL Series 2002 5.50%, 11/01/19	1,435	1,539,870
County of King WA Series 2015 5.00%, 7/01/21–7/01/23	4,770	5,789,857
County of King WA Sewer Revenue Series 2011B 5.00%, 1/01/23	4,415	5,156,676
Energy Northwest (Bonneville Power Administration) Series 2007C 5.00%, 7/01/17	2,625	2,828,280
Series 2012A 5.00%, 7/01/18–7/01/21	92,585	104,898,410
Franklin County School District No. 1 Pasco Series 2015 5.00%, 12/01/23	4,750	5,785,358
Grant County Public Utility District No. 2 Series 2011I 5.00%, 1/01/20–1/01/23	13,725	15,968,986
Port of Seattle WA Series 2010B 5.00%, 6/01/22	1,995	2,269,253
Series 2010C 5.00%, 2/01/17	2,590	2,732,062
Series 2015C 5.00%, 4/01/21–4/01/23	3,570	4,131,866
Snohomish County School District No. 2 Everett Series 2014 5.00%, 12/01/21	3,600	4,310,064
State of Washington Series 2008C 5.00%, 1/01/17	3,225	3,408,954
Series 2009R 5.00%, 1/01/17	6,810	7,198,442

Series 2010R 5.00%, 7/01/20	6,370	7,433,726
Series 2012 5.00%, 7/01/22–7/01/23	27,935	33,487,315
Series 2012R 5.00%, 7/01/23–7/01/24	22,715	27,125,130
Series 2012R-2012D 5.00%, 7/01/17	5,000	5,387,200
Series 2012R-2013A 5.00%, 7/01/17	3,545	3,816,299
Series 2014 4.00%, 7/01/17	17,610	18,669,418
Series 2014R 5.00%, 7/01/17	5,180	5,581,139
Series 2015B 5.00%, 2/01/22	4,480	5,356,602
AMBAC Series 2007C 5.00%, 1/01/16	7,770	7,861,064
State of Washington (State of Washington Fed Hwy Grant) Series 2012F-1 5.00%, 9/01/21–9/01/23	36,660	43,241,394
Series 2013C 5.00%, 9/01/19	6,060	6,908,582
State of Washington COP Series 2015 5.00%, 7/01/18	3,565	3,949,271
Washington Health Care Facilities Authority (MultiCare Health System) Series 2015B 5.00%, 8/15/28–8/15/30	31,550	36,643,166
Washington State Housing Finance Commission (Heron’s Key Obligated Group) Series 2015B 4.375%, 1/01/21(i)	1,335	1,352,448

		390,430,950

Wisconsin–0.8%
State of Wisconsin Series 20141 5.00%, 5/01/16	3,030	3,113,143
Series 20142 5.00%, 5/01/17	23,330	24,937,670
Series 2014B 5.00%, 5/01/17	3,610	3,858,765
Wisconsin Department of Transportation AGM Series 2005A 5.25%, 7/01/16	9,690	10,048,918
NATL Series 2007I 5.00%, 7/01/16–7/01/17	8,885	9,278,183
WPPI Energy Series 2014A
5.00%, 7/01/29	1,000	1,157,690

		52,394,369

Total Long-Term Municipal Bonds (cost $5,943,042,038)		6,159,191,273

22	Sanford C. Bernstein Fund, Inc.—2015 Annual Report

Principal Amount (000)		U.S. $ Value

Short-Term Municipal Notes–1.5%
Alaska–0.2%
City of Valdez AK (Exxon Mobil Corp.) Series 1993B 0.01%, 12/01/33(j)	$5,700	$5,700,000
Series 1993C 0.01%, 12/01/33(j)	5,475	5,475,000

		11,175,000

Connecticut–0.1%
Connecticut State Health & Educational Facility Authority (Yale University) Series 2001V-1 0.01%, 7/01/36(j)	8,260	8,260,000

Louisiana–0.1%
City of Baton Rouge/Parish of East Baton Rouge LA (Exxon Mobil Corp.) Series 1989 0.01%, 11/01/19(j)	7,800	7,800,000

Mississippi–0.3%
County of Jackson MS (Chevron Corp.) Series 1993 0.01%, 6/01/23(j)	12,500	12,500,000
Mississippi Business Finance Corp. (Chevron USA, Inc.) Series 2007E 0.01%, 12/01/30(j)	7,000	7,000,000

		19,500,000

Texas–0.8%
Gulf Coast Industrial Development Authority (Exxon Mobil Corp.) Series 2012 0.01%, 11/01/41(j)	33,800	33,800,000
Lower Neches Valley Authority Industrial Development Corp. (Exxon Capital Ventures, Inc.) Series 2012 0.01%, 5/01/46(j)	19,300	19,300,000

		53,100,000

Total Short-Term Municipal Notes (cost $99,835,000)		99,835,000

Total Municipal Obligations (cost $6,042,877,038)		6,259,026,273

CORPORATES-INVESTMENT GRADE–2.5%
Financial Institutions–2.1%
Banking–2.1%
Bank of America Corp. 1.50%, 10/09/15	33,318	33,320,665
Capital One Bank USA NA 1.20%, 2/13/17	4,905	4,876,306
Citigroup, Inc. 4.587%, 12/15/15	14,497	14,604,713
JPMorgan Chase & Co. 0.834%, 3/01/18(k)	2,000	1,987,020
1.35%, 2/15/17	41,328	41,381,726
3.15%, 7/05/16	3,950	4,016,874
Morgan Stanley 5.375%, 10/15/15	25,375	25,417,884
Series G 5.45%, 1/09/17	8,860	9,306,012

		134,911,200

Industrial–0.4%
Communications-Telecommunications–0.2%
Verizon Communications, Inc. 2.50%, 9/15/16	14,764	14,966,857

Consumer Non-Cyclical–0.2%
Becton Dickinson and Co. 0.787%, 6/15/16(k)	10,000	9,998,150

		24,965,007

Total Corporates—Investment Grade (cost $159,648,477)		159,876,207

SHORT-TERM INVESTMENTS–0.6%
Time Deposit–0.6%
State Street Time Deposit 0.01%, 10/01/15 (cost $41,847,103)	41,847	41,847,103

Total Investments—98.9% (cost $6,244,372,618)		6,460,749,583

Other assets less liabilities—1.1%		68,600,323

Net Assets—100.0%		$6,529,349,906

Schedule of Investments—Diversified Municipal Portfolio	23

INFLATION (CPI) SWAPS (see Note 3)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Unrealized Appreciation/ (Depreciation)
Citibank, NA	$32,500	9/15/20	1.455%	CPI	#	$(228,000)
JPMorgan Chase Bank, NA	32,500	9/04/20	1.465	CPI	#	(244,581)

						$(472,581)

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

^	Defaulted matured security.
(a)	Security is in default and is non-income producing.
(b)	Illiquid security.
(c)	Non-income producing security.
(d)	Variable rate coupon, rate shown as of September 30, 2015.
(e)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.
(f)	Fair valued by the Adviser.
(g)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of September 30, 2015 and the aggregate market value of these securities amounted to $32,693,378 or 0.50% of net assets.
(h)	When-Issued or delayed delivery security.
(i)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2015, the market value of this security amounted to $1,352,448 or 0.0% of net assets.
(j)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
(k)	Floating Rate Security. Stated interest rate was in effect at September 30, 2015.

As of September 30, 2015, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 8.4% and 2.1%, respectively.

Glossary:

AGC—Assured Guaranty Corporation

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

COP—Certificate of Participation

DOT—Department of Transportation

ETM—Escrowed to Maturity

NATL—National Interstate Corporation

OSF—Order of St. Francis

SRF—State Revolving Fund

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

24	Sanford C. Bernstein Fund, Inc.—2015 Annual Report

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

California Municipal Portfolio

September 30, 2015

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–95.0%
Long-Term Municipal Bonds–95.0%
California–82.6%
Abag Finance Authority for Nonprofit Corps. (Odd Fellows Home of California) Series 2012A 5.00%, 4/01/20–4/01/22	$2,000	$2,332,760
Anaheim Public Financing Authority (City of Anaheim CA Lease) Series 2014A 5.00%, 5/01/21–5/01/24	4,050	4,800,748
Bay Area Toll Authority Series 2006F 5.00%, 4/01/16	3,630	3,715,087
5.00%, 4/01/20 (Pre-refunded/ETM)	5,250	5,375,685
Series 2007F 5.00%, 4/01/16	3,570	3,653,681
Series 2009F-1 5.00%, 4/01/22 (Pre-refunded/ETM)	14,975	17,101,300
Series 2012 5.00%, 4/01/24–4/01/25	13,845	16,332,529
Series 2014A 1.00%, 4/01/47	15,455	15,500,592
Bay Area Water Supply & Conservation Agency Series 2013A 5.00%, 10/01/25	4,710	5,644,747
California Econ Recovery Series 2009A 5.00%, 7/01/18 (Pre-refunded/ETM)	12,420	13,873,388
5.00%, 7/01/20 (Pre-refunded/ETM)	22,500	25,875,000
California Educational Facilities Authority (University of the Pacific) Series 2015 5.00%, 11/01/28	1,545	1,810,400
California Infrastructure & Economic Development Bank (Broad Collection(The) Series 2011A 5.00%, 6/01/21	20,650	24,542,112
California Municipal Finance Authority (Rocketship Education) Series 2015A 4.25%, 3/01/28(a)	2,065	2,053,126

California Pollution Control Financing Authority (Poseidon Resources Channelside LP) Series 2012 5.00%, 7/01/27(a)	4,000	4,402,600
California Special Districts Association Finance Corp. COP AGM Series 1996Z 5.50%, 8/01/17 (Pre-refunded/ETM)	125	132,401
California State Public Works Board Series 2009E 5.00%, 4/01/21 (Pre-refunded/ETM)	5,890	6,737,276
5.00%, 4/01/22 (Pre-refunded/ETM)	4,935	5,644,900
Series 2011G 5.00%, 12/01/23 (Pre-refunded/ETM)	1,545	1,871,907
NATL Series 2007C 5.00%, 9/01/16 (Pre-refunded/ETM)	1,575	1,643,796
California State Public Works Board (California State Public Works Board Lease) Series 2014A 5.00%, 9/01/30	11,220	13,105,297
Series 2014B 5.00%, 10/01/29	4,445	5,232,832
AMBAC Series 1993A 5.00%, 12/01/19	2,340	2,566,699
California State University Series 2010A 5.00%, 11/01/24	1,490	1,723,170
Series 2011A 5.25%, 11/01/26	5,500	6,531,085
Series 2012A 5.00%, 11/01/26	10,930	13,002,874
Series 2014A 5.00%, 11/01/28	16,650	19,949,863
California Statewide Communities Development Authority (Kaiser Credit Group) Series 2012C 5.00%, 11/01/29	2,630	2,808,235
Series 2012E-1 5.00%, 4/01/44	1,000	1,067,770
City of Hayward CA COP Series 2015 5.00%, 11/01/20–11/01/23(b)	9,255	11,022,391
City of Industry CA Series 2009 5.00%, 7/01/17	3,655	3,937,385
City of Long Beach CA Harbor Revenue Series 2010A 5.00%, 5/15/22–5/15/25	16,895	19,536,509

Schedule of Investments—California Municipal Portfolio	25

Principal Amount (000)		U.S. $ Value

Series 2010B 5.00%, 5/15/21	$6,500	$7,544,420
Series 2015A 4.00%, 5/15/18	2,145	2,316,214
City of Los Angeles CA Wastewater System Revenue Series 2012C 5.00%, 6/01/23	2,765	3,323,336
City of Los Angeles Department of Airports (Los Angeles Intl Airport) Series 2008A 5.50%, 5/15/16–5/15/17	10,670	11,380,030
Series 2009A 5.25%, 5/15/23–5/15/24	15,955	18,265,755
Series 2010A 5.00%, 5/15/23–5/15/25	25,915	30,115,896
Series 2010D 5.00%, 5/15/23	5,000	5,813,150
City of Riverside CA Electric Revenue Series 2013A 5.00%, 10/01/15	2,425	2,425,000
City of Riverside CA Sewer Revenue Series 2015A 5.00%, 8/01/27–8/01/30	5,320	6,256,877
City of San Francisco CA Public Utilities Commission Wastewater Revenue Series 2013B 5.00%, 10/01/25	4,000	4,779,040
City of San Francisco CA Public Utilities Commission Water Revenue Series 2009A 5.00%, 11/01/28	2,000	2,274,660
Series 2011A 5.00%, 11/01/25	11,320	13,589,320
City of San Jose CA Airport Revenue Series 2014A 5.00%, 3/01/25	3,600	4,204,116
Contra Costa Water District Series 2012Q 5.00%, 10/01/20	5,315	6,276,058
Series 2013R 5.00%, 10/01/16	1,570	1,643,288
Cotati-Rohnert Park Unified School District AGM Series 2015B 5.00%, 8/01/21	3,000	3,552,000
Desert Sands Unified School District Series 2015 5.00%, 8/01/21–8/01/23	5,300	6,444,880
Fremont Community Facilities District No 1 Series 2015 5.00%, 9/01/27	1,000	1,123,730

Fremont Unified School District/Alameda County CA Series 2014A 4.00%, 8/01/16	1,225	1,262,914
Grossmont-Cuyamaca Community College District AGC Series 2008 5.25%, 8/01/17	1,150	1,247,854
Lake Elsinore Public Financing Authority Series 2015 5.00%, 9/01/21–9/01/23	1,675	1,865,045
Long Beach Bond Finance Authority (Aquarium of the Pacific) Series 2012 5.00%, 11/01/23	4,025	4,704,621
Long Beach Unified School District Series 2009A 5.00%, 8/01/16–8/01/18	13,845	15,149,798
Series 2010A 5.00%, 8/01/25	1,000	1,155,150
Los Angeles Community College District/CA Series 2015A 5.00%, 8/01/25	5,000	6,166,550
Los Angeles County Metropolitan Transportation Authority (Los Angeles County Metropolitan Transportation Authority Sales Tax) Series 2010A 5.00%, 7/01/21	2,000	2,309,100
Series 2014 5.00%, 7/01/23	2,220	2,731,000
Los Angeles Department of Water & Power PWR Series 2008A-2 4.00%, 7/01/16	10,050	10,327,279
Series 2012C 4.00%, 1/01/16	1,000	1,000,000
5.00%, 1/01/16	8,150	8,150,000
Series 2013A 5.00%, 7/01/21	1,505	1,799,980
Series 2014B 5.00%, 7/01/27	2,190	2,606,078
Series 2014C 5.00%, 7/01/26	11,725	14,290,430
Los Angeles Department of Water & Power WTR Series 2012C 5.00%, 7/01/23	1,540	1,864,432
Los Angeles Unified School District/CA Series 2014C 5.00%, 7/01/27	10,365	12,441,524
Series 2015A 5.00%, 7/01/19	11,585	13,281,276

26	Sanford C. Bernstein Fund, Inc.—2015 Annual Report

Principal Amount (000)		U.S. $ Value

Mammoth Unified School District/CA NATL Series 1998 Zero Coupon, 8/01/21–8/01/22	$2,100	$1,812,548
Metropolitan Water District of Southern California Series 1993 5.75%, 8/10/18	6,150	6,687,325
Series 1993A 5.75%, 7/01/21 (Pre-refunded/ETM)	710	881,941
5.75%, 7/01/21	1,775	2,084,702
Series 2014A 5.00%, 3/01/17–3/01/20	11,585	13,011,606
Natomas Unified School District BAM Series 2014 5.00%, 8/01/22–8/01/23	4,950	6,000,850
Northern California Power Agency Series 2012A 5.00%, 7/01/25–7/01/27	3,980	4,690,638
Oakland Unified School District/Alameda County Series 2015A 5.00%, 8/01/23	1,575	1,837,301
Orange County Sanitation District COP Series 2009A 5.00%, 2/01/18–2/01/20	11,045	12,360,676
Peralta Community College District Series 2014A 5.00%, 8/01/28	1,820	2,167,056
Pittsburg Successor Agency Redevelopment Agency Series 1983 9.60%, 6/01/16 (Pre-refunded/ETM)	1,000	1,058,990
Port of Los Angeles Series 2011B 5.00%, 8/01/23	2,500	2,982,950
Series 2014A 5.00%, 8/01/26–8/01/27	2,565	3,036,135
Port of Oakland Series 2012P 5.00%, 5/01/22–5/01/25	16,945	19,702,007
NATL Series 2007C 5.00%, 11/01/18	1,900	2,061,614
Riverside County Public Financing Authority Series 2015 5.00%, 11/01/28	3,395	3,962,135
Romoland School District Series 2015 5.00%, 9/01/23	955	1,073,496
Sacramento City Financing Authority (Sacramento City Financing Authority Lease) Series 1993B 5.40%, 11/01/20	2,000	2,213,320

Sacramento City Unified School District/CA Series 2011 5.00%, 7/01/24	4,945	5,742,480
Sacramento County Sanitation Districts Financing Authority AMBAC Series 2001 5.50%, 12/01/21	1,175	1,447,236
Sacramento Municipal Utility District Series 2012Y 5.00%, 8/15/25	4,555	5,459,213
Sacramento Regional Transit District Series 2012 5.00%, 3/01/24	1,000	1,142,510
San Diego County Water Authority COP AGM Series 2008A 5.00%, 5/01/24 (Pre-refunded/ETM)	4,860	5,401,015
San Diego County Water Authority Financing Corp. 5.00%, 5/01/19	1,460	1,610,672
5.00%, 5/01/19 (Pre-refunded/ETM)	1,335	1,481,797
Series 2015 5.00%, 5/01/21	1,000	1,195,870
San Diego Public Facilities Financing Authority Sewer Revenue Series 2009B 5.00%, 5/15/18–5/15/21	35,520	39,839,106
Series 2015 5.00%, 5/15/22	4,785	5,798,367
San Francisco City & County Airports Comm-San Francisco International Airport (San Francisco Intl Airport) Series 2009C-2 5.00%, 5/01/16	11,520	11,840,141
Series 2011 5.25%, 5/01/18	4,655	5,156,111
Series 2011C 5.00%, 5/01/21	3,900	4,543,071
Series 2011S 5.00%, 5/01/25	3,000	3,536,400
AGC Series 2008-34E 5.00%, 5/01/16	1,345	1,381,974
San Francisco City & County Redevelopment Agency (Mission Bay South Public Imp) Series 2013A 5.00%, 8/01/19–8/01/24	3,855	4,344,158
Santa Fe Springs Community Development Commission
NATL Series 2002 5.375%, 9/01/17	560	560,610

Schedule of Investments—California Municipal Portfolio	27

Principal Amount (000)		U.S. $ Value

Santa Rosa City Schools Series 2013 4.00%, 8/01/16	$1,740	$1,791,800
5.00%, 8/01/17	4,255	4,587,273
South Placer Wastewater Authority/CA Series 2011C 5.00%, 11/01/19–11/01/20	5,520	6,364,791
Southern California Public Power Authority (Los Angeles Department of Water & Power PWR) Series 2010 5.00%, 7/01/22–7/01/25	12,235	14,130,399
Series 2014A 5.00%, 7/01/30	1,000	1,177,940
Southwestern Community College District Series 2015 5.00%, 8/01/20–8/01/25	14,850	18,143,767
State of California Series 2013 5.00%, 10/01/20–9/01/28	29,390	34,651,073
Series 2014 5.00%, 12/01/22–5/01/29	18,665	22,358,366
Series 2015 5.00%, 3/01/21	17,455	20,705,121
State of California Department of Water Resources Series 2014A 5.00%, 12/01/27	9,410	11,454,473
State of California Department of Water Resources Power Supply Revenue Series 2008H 5.00%, 5/01/17	1,455	1,556,923
Series 2008K 5.00%, 5/01/18	23,145	25,683,775
Series 2010L 5.00%, 5/01/17–5/01/20	21,965	24,892,232
Series 2011N 5.00%, 5/01/20	4,210	4,925,784
Series 2015O 5.00%, 5/01/22	8,110	9,823,643
AGM Series 2008H 5.00%, 5/01/17	21,050	22,524,552
Sweetwater Union High School District BAM Series 2014 5.00%, 8/01/28–8/01/29	7,980	9,331,615
University of California Series 2009Q 5.25%, 5/15/22 (Pre-refunded/ETM)	3,355	3,647,657
5.25%, 5/15/22	155	167,890
Series 2010U 5.00%, 5/15/24	4,215	4,908,705

Series 2012G 5.00%, 5/15/25	10,000	11,985,900
Series 2014A 5.00%, 5/15/28	1,000	1,200,300
Series 2015A 5.00%, 5/15/20	2,500	2,929,800
Series 2015I
5.00%, 5/15/21	2,900	3,463,180
Vacaville Unified School District BAM Series 2015C 5.00%, 8/01/20–8/01/22	2,390	2,834,172

		950,556,098

Colorado–0.3%
City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2011A 5.75%, 11/15/20	1,700	2,029,205
Denver Urban Renewal Authority (Stapleton Development Corp.) Series 2013A 5.00%, 12/01/20	1,625	1,860,917

		3,890,122

Florida–2.6%
Citizens Property Insurance Corp. Series 2009A-1 6.00%, 6/01/16	13,160	13,640,998
County of Miami-Dade FL Aviation Revenue Series 2009A 5.75%, 10/01/21	1,055	1,230,647
Florida State Hurricane Catastrophe Fund Finance Corp. Series 2010A 5.00%, 7/01/16 (Pre-refunded/ETM)	13,080	13,538,323
Miami-Dade County Expressway Authority Series 2013A 5.00%, 7/01/21	1,280	1,503,104
New River Community Development District Series 2006B 5.00%, 5/01/13(c)(d)(e)^	405	4
Sterling Hill Community Development District Series 2003B 5.50%, 11/01/10(c)(d)(e)^	155	59,489

		29,972,565

Illinois–2.3%
State of Illinois Series 2012 5.00%, 8/01/18–8/01/23	12,445	13,429,215
Series 2013 5.00%, 7/01/20	3,465	3,756,095
Series 2014 5.00%, 5/01/28	4,735	4,932,450

28	Sanford C. Bernstein Fund, Inc.—2015 Annual Report

Principal Amount (000)		U.S. $ Value

Village of Bolingbrook IL (Village of Bolingbrook IL Sales Tax) Series 2005 6.00%, 1/01/26	$4,450	$4,320,505

		26,438,265

Louisiana–0.0%
Coves of the Highland County Community Development District
Series 2006 5.60%, 11/01/13(c)(d)(e)^	3,200	0

Massachusetts–0.6%
Commonwealth of Massachusetts NATL Series 2000E 0.195%, 12/01/30(g)	6,075	5,683,697
NATL Series 2000G 0.15%, 12/01/30(g)	1,100	1,029,188

		6,712,885

New Jersey–2.4%
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2013A 5.00%, 12/15/19–6/15/20	25,930	27,798,314

New York–1.5%
New York City Industrial Development Agency (American Airlines, Inc.) Series 2015B 2.00%, 8/01/28	2,650	2,653,843
New York State Dormitory Authority (New York State Sales Tax) Series 2015A 5.00%, 3/15/18	12,835	14,150,459

		16,804,302

North Carolina–0.2%
North Carolina Eastern Municipal Power Agency Series 2009B 5.00%, 1/01/16 (Pre-refunded/ETM)	2,375	2,402,312

Ohio–0.0%
Columbiana County Port Authority (ELS Transportation LLC) Series 2004A 7.00%, 8/01/21(e)(f)	310	31,000

Puerto Rico–1.0%
Commonwealth of Puerto Rico NATL Series 2001A 5.50%, 7/01/19	5,470	5,552,433
Government Development Bank for Puerto Rico NATL Series 1985 4.75%, 12/01/15	5,555	5,569,165

		11,121,598

Texas–1.3%
City of Houston TX Airport System Revenue Series 2011A 5.00%, 7/01/19	10,290	11,506,895
Dallas/Fort Worth International Airport Series 2009A 5.00%, 11/01/21	1,180	1,238,410
North Texas Tollway Authority Series 2015A 5.00%, 1/01/23	1,915	2,245,357

		14,990,662

Washington–0.2%
Washington State Housing Finance Commission (Rockwood Retirement Communities) Series 2014B-3 5.125%, 1/01/20(a)	2,925	2,929,066

Total Municipal Obligations (cost $1,047,308,156)		1,093,647,189

CORPORATES-INVESTMENT GRADE–2.0%

Financial Institutions–1.8%
Banking–1.8%
Bank of America NA
1.125%, 11/14/16	10,000	9,994,270
JPMorgan Chase & Co.
3.15%, 7/05/16	5,410	5,501,592
Morgan Stanley
1.75%, 2/25/16	5,788	5,806,533

		21,302,395

Industrial–0.2%
Consumer Non-Cyclical–0.2%
Becton Dickinson and Co. 0.787%, 6/15/16(h)	1,765	1,764,673

Total Corporates—Investment Grade (cost $23,048,893)		23,067,068

SHORT-TERM INVESTMENTS–2.9%

Time Deposit–2.9%
State Street Time Deposit 0.01%, 10/01/15 (cost $32,579,319)	32,579	32,579,319

Total Investments—99.9% (cost $1,102,936,368)		1,149,293,576

Other assets less liabilities—0.1%		1,562,512

Net Assets—100.0%		$1,150,856,088

Schedule of Investments—California Municipal Portfolio	29

INFLATION (CPI) SWAPS (see Note 3)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Unrealized Appreciation/ (Depreciation)
Citibank, NA	$5,700	9/15/20	1.455%	CPI	#	$(39,988)
JPMorgan Chase Bank, NA	5,800	9/04/20	1.465%	CPI	#	(43,648)

						$(83,636)

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

^	Defaulted matured security.
(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2015, the aggregate market value of these securities amounted to $9,384,792 or 0.8% of net assets.
(b)	When-Issued or delayed delivery security.
(c)	Non-income producing security.
(d)	Fair valued by the Adviser.
(e)	Illiquid security.
(f)	Security is in default and is non-income producing.
(g)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of September 30, 2015 and the aggregate market value of these securities amounted to $6,712,885 or 0.58% of net assets.
(h)	Floating Rate Security. Stated interest rate was in effect at September 30, 2015.

As of September 30, 2015, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 7.3% and 0.7%, respectively.

Glossary:

AGC—Assured Guaranty Corporation

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

BAM—Build American Mutual

COP—Certificate of Participation

ETM—Escrowed to Maturity

NATL—National Interstate Corporation

See notes to financial statements.

30	Sanford C. Bernstein Fund, Inc.—2015 Annual Report

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

New York Municipal Portfolio

September 30, 2015

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–98.5%
Long-Term Municipal Bonds–98.5%
New York–82.3%
Albany County Airport Authority AGM Series 2010A 5.00%, 12/15/16–12/15/22	$13,090	$14,210,976
Battery Park City Authority Series 2013A 5.00%, 11/01/22	4,325	5,259,373
Buffalo & Erie County Industrial Land Development Corp. (Catholic Health System Obligated Group) Series 2015 5.00%, 7/01/22–7/01/23	2,000	2,294,030
Build NYC Resource Corp. (Metropolitan College of New York) Series 2014 5.00%, 11/01/23–11/01/25	3,335	3,587,345
5.25%, 11/01/29	1,900	2,038,776
City of New York NY Series 2007A 5.00%, 8/01/18 (Pre-refunded/ETM)	20	21,608
5.00%, 8/01/18	4,550	4,925,238
Series 2007E 5.00%, 8/01/16	5,500	5,713,950
Series 2008A-1 5.00%, 8/15/16	4,400	4,579,256
Series 2008B-1 5.25%, 9/01/16	10,000	10,450,100
Series 2011A 5.00%, 8/01/26	14,275	16,694,184
Series 2011D-1 5.00%, 10/01/24	2,860	3,379,176
Series 2011E-3 5.00%, 8/01/23	6,855	8,074,642
Series 2013B 5.00%, 8/01/20	10,000	11,637,300
Series 2013F 5.00%, 3/01/17	2,675	2,844,541
Series 2013I 5.00%, 8/01/20	18,775	21,849,031
City of Yonkers NY Series 2011A 5.00%, 10/01/15–10/01/17	5,880	6,126,845
County of Albany NY Series 2012B 5.00%, 11/01/15	1,085	1,089,329

County of Monroe NY Series 2015 5.00%, 6/01/17–6/01/22	16,340	18,308,193
BAM Series 2015 5.00%, 6/01/21–6/01/22	5,860	6,843,060
County of Nassau NY Series 2011A 5.00%, 4/01/21–4/01/22	5,915	6,863,560
Series 2013A 5.00%, 4/01/18–4/01/20	8,660	9,704,328
Series 2014A 5.00%, 4/01/25	10,190	12,025,117
Erie County Fiscal Stability Authority (Erie County Fiscal Stability Authority Sales Tax) Series 2011C 5.00%, 12/01/23	5,925	7,051,579
Erie County Industrial Development Agency (The) AGM Series 2008A 5.00%, 5/01/16 (Pre-refunded/ETM)	1,280	1,315,866
Erie County Industrial Development Agency (The) (Buffalo City School District) Series 2011B 5.00%, 5/01/22	5,800	6,816,740
Housing Development Corp./NY Series 2013A 5.00%, 7/01/25	2,000	2,351,300
Jefferson County Industrial Development Agency (ReEnergy Black River LLC/Old) Series 2014 4.75%, 1/01/20	1,450	1,426,438
5.25%, 1/01/24	1,250	1,195,888
Long Island Power Authority NATL Series 2006F 5.00%, 5/01/16	11,885	12,208,272
Metropolitan Transportation Authority Series 2006B 5.00%, 11/15/16–11/15/17	6,645	6,983,896
Series 2010D 5.25%, 11/15/24	10,755	12,645,084
Series 2010G 5.00%, 11/15/21	9,305	10,836,603
5.25%, 11/15/22–11/15/26	33,880	39,801,206
Series 2011C 5.00%, 11/15/24	2,890	3,386,329
Series 2011D 5.00%, 11/15/22–11/15/25	11,775	13,828,968
AGM Series 2002B 0.406%, 11/01/22(a)	15,325	14,918,397
Metropolitan Transportation Authority (Metropolitan Transportation Authority Ded Tax) Series 2012A 5.00%, 11/15/24	14,130	16,916,153

Schedule of Investments—New York Municipal Portfolio	31

Principal Amount (000)		U.S. $ Value

NATL Series 2004A 5.25%, 11/15/15–11/15/16	$13,150	$13,696,931
Nassau County Local Economic Assistance Corp. (Catholic Health Services of Long Island Obligated Group) Series 2014 5.00%, 7/01/24	4,550	5,298,020
New York City Industrial Development Agency (American Airlines, Inc.) Series 2015B 2.00%, 8/01/28	8,000	8,011,600
New York City Municipal Water Finance Authority Series 2006BB 5.00%, 6/15/19 (Pre-refunded/ETM)	2,210	2,284,057
Series 2008AA 5.00%, 6/15/19 (Pre-refunded/ETM)	11,675	13,012,605
5.00%, 6/15/21 (Pre-refunded/ETM)	1,285	1,432,222
5.00%, 6/15/21	5,620	6,249,496
5.00%, 6/15/22 (Pre-refunded/ETM)	2,905	3,237,826
Series 2010FF 5.00%, 6/15/25	24,730	28,846,556
Series 2011HH 5.00%, 6/15/26	9,055	10,637,814
Series 2014D 5.00%, 6/15/22–6/15/29	14,350	17,207,209
Series 2015F 5.00%, 6/15/27–6/15/28	7,830	9,455,342
Series 2015G 5.00%, 6/15/28	11,465	13,743,898
New York City Transitional Finance Authority Building Aid Revenue (New York City Transitional Finance Authority Building Aid Revenue State Lease) Series 2011S-1A 5.00%, 7/15/25	4,420	5,184,793
Series 2012S 5.00%, 7/15/25	7,390	8,757,593
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2007B 5.00%, 11/01/15 (Pre-refunded/ETM)	3,755	3,768,105
5.00%, 11/01/15	1,905	1,912,734
Series 2011A 5.00%, 11/01/20	1,160	1,361,283
Series 2011A-1 5.00%, 11/01/23	15,315	18,306,785

Series 2011B 5.00%, 2/01/20–2/01/24	15,135	17,703,115
Series 2011C 5.00%, 11/01/20	9,480	11,124,970
Series 2012B 5.00%, 11/01/16 (Pre-refunded/ETM)	670	703,165
5.00%, 11/01/16–11/01/24	13,660	16,015,639
Series 2012D 5.00%, 11/01/20–11/01/23	34,790	41,473,919
Series 2012E 5.00%, 11/01/15–2/01/26	14,225	16,303,175
Series 2014A 5.00%, 8/01/27–8/01/29	6,655	7,860,737
Series 2014C 5.00%, 11/01/26	6,345	7,648,961
Series 2014D-1 5.00%, 2/01/28–2/01/29	9,535	11,215,444
Series 2015C 5.00%, 11/01/26	20,000	24,251,800
New York City Trust for Cultural Resources (Lincoln Center for the Performing Arts, Inc.) Series 2008C 5.75%, 12/01/16	23,025	24,402,125
New York City Trust for Cultural Resources (Whitney Museum of American Art) Series 2011 5.00%, 7/01/21	4,745	5,513,643
New York Liberty Development Corp. (National Sports Museum) Series 2006A 6.125%, 2/15/19(b)(c)	1,980	20
New York Local Government Assistance Corp. (New York Local Government Assistance Corp Sales Tax) Series 2008A 5.00%, 4/01/19–4/01/20	16,145	17,820,115
New York Power Authority NATL Series 2007C 5.00%, 11/15/16	6,245	6,568,179
New York State Dormitory Authority Series 2012D 5.00%, 2/15/22 (Pre-refunded/ETM)	1,290	1,554,244
5.00%, 2/15/23 (Pre-refunded/ETM)	865	1,042,187
5.00%, 2/15/24 (Pre-refunded/ETM)	815	981,945
5.00%, 2/15/25 (Pre-refunded/ETM)	880	1,060,259
AGM Series 2007A 5.00%, 2/15/16 (Pre-refunded/ETM)	3,680	3,745,099

32	Sanford C. Bernstein Fund, Inc.—2015 Annual Report

Principal Amount (000)		U.S. $ Value

NATL Series 1998 5.20%, 2/15/16 (Pre-refunded/ETM)	$1,000	$1,018,220
New York State Dormitory Authority (Icahn School of Medicine at Mount Sinai) Series 2010A 5.00%, 7/01/19	4,390	4,965,353
Series 2015A 5.00%, 7/01/22–7/01/26	6,415	7,474,621
New York State Dormitory Authority (Ithaca College) Series 2009 5.00%, 7/01/17	12,195	12,213,171
New York State Dormitory Authority (Mount Sinai Hospital) Series 2010A 5.00%, 7/01/18	1,360	1,498,040
New York State Dormitory Authority (New York State Dormitory Authority Lease) Series 2008D 5.00%, 2/15/16	10,215	10,393,354
Series 2009A 5.00%, 7/01/22	6,050	6,878,487
AGM Series 2007A 5.00%, 2/15/16	150	152,619
New York State Dormitory Authority (New York University) Series 2015A 5.00%, 7/01/23	2,040	2,470,195
NATL Series 1998A 6.00%, 7/01/18	1,000	1,139,700
New York State Dormitory Authority (St John’s University/NY) Series 2015A 5.00%, 7/01/24	1,130	1,357,367
New York State Dormitory Authority (State of New York Pers Income Tax)
Series 2008A 5.00%, 3/15/20	4,750	5,214,930
Series 2008C 5.00%, 3/15/16–3/15/18	35,690	38,491,006
Series 2009D 5.00%, 6/15/20	2,230	2,548,332
Series 2009G 5.00%, 3/15/18	7,840	8,649,558
Series 2012A 5.00%, 12/15/21	5,905	7,026,832
Series 2012B 5.00%, 3/15/22	3,905	4,643,787
Series 2012D 5.00%, 2/15/22–2/15/25	18,285	21,655,982
Series 2014A 5.00%, 2/15/28–2/15/29	13,825	16,138,925

Series 2014C 5.00%, 3/15/28–3/15/29	14,485	17,034,186
Series 2015A 5.00%, 3/15/23	7,210	8,693,602
Series 2015B 5.00%, 2/15/23	1,160	1,397,069
Series 2015E 5.00%, 3/15/23	4,380	5,281,273
AMBAC Series 2005B 5.50%, 3/15/23	5,000	6,165,850
New York State Dormitory Authority (State University of New York Dormitory Fees) Series 2015A 5.00%, 7/01/18–7/01/19	3,820	4,309,205
New York State Dormitory Authority (State University of New York) Series 2011A 5.00%, 7/01/24	3,125	3,654,844
New York State Dormitory Authority (Wyckoff Heights Medical Center State Lease) Series 2015 5.00%, 2/15/21	3,870	4,549,882
New York State Energy Research & Development Authority (New York State Electric & Gas Corp.) NATL Series 2010C 0.534%, 4/01/34(a)	20,500	19,069,243
New York State Environmental Facilities Corp. (New York City Municipal Water Finance Authority) Series 2004 5.00%, 6/15/25	6,845	6,867,931
Series 2007B 5.00%, 6/15/16	1,610	1,663,372
Series 2009A 5.25%, 6/15/24	7,300	8,433,909
New York State Environmental Facilities Corp. (State of New York SRF) Series 2015D 5.00%, 3/15/22–9/15/22	9,320	11,303,707
New York State Thruway Authority (New York State Thruway Authority Ded Tax) Series 2008B 5.00%, 4/01/17	21,665	23,119,371
Series 2012A 5.00%, 4/01/21–4/01/25	26,175	30,937,663
AMBAC Series 2005B 5.50%, 4/01/20	9,080	10,746,362
NATL Series 2005B 5.00%, 4/01/16	10,335	10,335,000
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2012I 5.00%, 1/01/25	5,155	6,014,906

Schedule of Investments—New York Municipal Portfolio	33

Principal Amount (000)		U.S. $ Value

Series 2013A 5.00%, 5/01/19	$25,000	$28,209,000
Series 2014 5.00%, 1/01/26–1/01/28	4,305	5,095,121
Series 2014J 5.00%, 1/01/26–1/01/27	33,900	39,886,113
New York State Thruway Authority (State of New York Pers Income Tax) Series 2010A 5.00%, 3/15/25	5,425	6,354,791
New York State Urban Development Corp. AMBAC Series 2005A-1 5.00%, 12/15/20 (Pre-refunded/ETM)	6,265	6,325,144
New York State Urban Development Corp. (New York State Urban Development Corp. Lease) Series 2008B 5.00%, 1/01/19	3,525	3,914,054
New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2007B 5.00%, 3/15/16	2,085	2,129,994
Series 2013C 5.00%, 3/15/20	9,915	11,503,482
Port Authority of New York & New Jersey Series 2011 5.00%, 9/15/24	2,000	2,293,580
Series 2011O 5.00%, 10/15/21	5,215	6,102,437
Series 2013-178 5.00%, 12/01/23	10,480	12,376,461
Series 2014 5.00%, 9/01/23–9/01/27	12,470	14,585,754
Series 20141 5.00%, 10/15/23	3,455	4,076,935
Series 2014186 5.00%, 10/15/21–10/15/22	12,575	14,749,638
XLCA Series 2006 5.00%, 10/01/17	6,425	6,563,459
Sales Tax Asset Receivable Corp. Series 2014A 5.00%, 10/15/25–10/15/26	13,040	16,052,291
Schenectady County Capital Resource Corp. (Ellis Hospital)
Series 2012 1.75%, 2/15/18	930	929,563
Suffolk County Economic Development Corp. (Catholic Health Services of Long Island Obligated Group) Series 2011 5.00%, 7/01/16–7/01/17	2,900	3,047,866

Tompkins County Industrial Development Agency (Ithaca College) Series 2007 5.00%, 7/01/16	2,710	2,714,038
Triborough Bridge & Tunnel Authority Series 1992Y 5.50%, 1/01/17 (Pre-refunded/ETM)	4,250	4,347,495
Series 2008A 5.00%, 11/15/19 (Pre-refunded/ETM)	2,150	2,385,812
Series 2008C 5.00%, 11/15/16	5,000	5,257,600
Series 2008D 5.00%, 11/15/15–11/15/16	22,595	23,385,136
Series 2011A 5.00%, 1/01/27	7,000	8,172,080
Series 2012B 5.00%, 11/15/19–11/15/23	28,235	33,777,854
Series 2013A 5.00%, 11/15/28	5,000	5,853,800
Series 2013B 5.00%, 11/15/22	7,525	9,086,362
Troy Capital Resource Corp. (Rensselaer Polytechnic Institute) Series 2010B 5.00%, 9/01/16–9/01/21	16,590	17,798,918
Ulster County Industrial Development Agency (Kingston Regional Senior Living Corp.) Series 2007A 5.25%, 9/15/16	340	342,730
Utility Debt Securitization Authority Series 2013T 5.00%, 6/15/26–12/15/29	34,825	41,515,643

		1,391,937,292

Alabama–0.7%
Alabama Public School & College Authority Series 2009B 5.00%, 5/01/18	11,145	12,319,237

California–1.6%
California Econ Recovery Series 2009A 5.00%, 7/01/18 (Pre-refunded/ETM)	16,365	18,280,032
5.25%, 7/01/21 (Pre-refunded/ETM)	5,000	5,795,850
Golden State Tobacco Securitization Corp. (Golden State Tobacco Securitization Corp Lease) Series 2013A 5.00%, 6/01/19	1,225	1,392,862

34	Sanford C. Bernstein Fund, Inc.—2015 Annual Report

Principal Amount (000)		U.S. $ Value

San Francisco City & County Airports Comm-San Francisco International Airport (San Francisco Intl Airport) Series 2009E 5.00%, 5/01/21	$1,280	$1,457,766

		26,926,510

Colorado–0.1%
Todd Creek Village Metropolitan District No 1 Series 2004 5.60%, 12/01/14(c)^	2,765	1,714,300

District of Columbia–0.4%
Metropolitan Washington Airports Authority Series 2010B 5.00%, 10/01/19–10/01/21	5,795	6,597,050

Florida–4.3%
Citizens Property Insurance Corp. Series 2009A-1 6.00%, 6/01/16	32,755	33,952,195
Series 2010A-1 5.00%, 6/01/16	7,230	7,446,972
County of Lee FL Airport Revenue (Southwest Florida Intl Airport) AGM Series 2010A 5.00%, 10/01/16–10/01/17	4,805	5,059,943
County of Miami-Dade FL Aviation Revenue Series 2009A 5.75%, 10/01/20	1,680	1,955,453
Durbin Crossing Community Development District Series 20061 5.25%, 11/01/15(b)(c)	2,060	741,600
Heritage Plantation Community Development District Series 2006B 5.10%, 11/01/13(c)(d)^	955	315,150
Overoaks Community Development District Series 2004B 5.125%, 5/01/09(c)(d)^	185	92,500
Series 2010A-1 6.125%, 5/01/35(c)	75	75,072
Series 2010A-2 6.125%, 5/01/35(c)	185	185,142
Series 2010B 5.125%, 5/01/17(c)	240	241,488
Parkway Center Community Development District Series 2004B 7.00%, 5/01/23	1,010	1,011,121
Polk County School District (Polk County School District Sales Tax) AGM Series 2007 5.00%, 10/01/16	2,690	2,810,620

State of Florida Lottery Revenue Series 2010C 5.00%, 7/01/18	16,355	18,193,139
Sterling Hill Community Development District Series 2003B 5.50%, 11/01/10(c)(d)(e)^	160	61,408
Volusia County School Board COP Series 2014B 5.00%, 8/01/26	1,000	1,179,450

		73,321,253

Georgia–0.4%
Main Street Natural Gas, Inc. (JPMorgan Chase & Co.) Series 2007A 5.00%, 3/15/17	6,975	7,367,832

Guam–0.1%
Guam Department of Education COP Series 2010A 6.00%, 12/01/20	1,625	1,720,794

Illinois–1.3%
State of Illinois Series 2012 5.00%, 3/01/21–8/01/25	9,765	10,433,162
Series 2013 5.50%, 7/01/25	7,435	8,129,132
Series 2014 5.00%, 5/01/24	2,540	2,763,088
Town of Cortland IL (Town of Cortland IL Spl Tax) Series 2006 5.50%, 3/01/17(b)(c)	1,307	339,820
Town of Cortland IL Special Service Areas No. 9 & 10 Series 2007 5.125%, 3/01/14(c)(d)^	2,545	127,250

		21,792,452

Indiana–0.7%
Indiana Bond Bank (JPMorgan Chase & Co.) Series 2007A 5.25%, 10/15/18–10/15/21	10,745	12,194,395

Louisiana–0.1%
Isabella Lakes Community Development District Series 2007 6.00%, 8/01/22(b)(c)	1,515	378,750
Juban Parc Community Development District Series 2006 5.15%, 10/01/14(c)(d)^	1,155	231,000
Whispering Spring Community Development District Series 2006 5.20%, 10/01/21(b)(c)	1,500	270,000

		879,750

Schedule of Investments—New York Municipal Portfolio	35

Principal Amount (000)		U.S. $ Value

Michigan–0.2%
City of Detroit MI Sewage Disposal System Revenue Series 2012A 5.00%, 7/01/22	$2,985	$3,387,587

Nevada–0.5%
County of Clark Department of Aviation (McCarran Intl Airport) AGM Series 2009C 5.00%, 7/01/23	7,400	8,289,406

New Jersey–2.0%
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2011G 5.00%, 9/01/21	3,295	3,507,989
Series 2013 5.00%, 3/01/21	2,500	2,678,075
Series 2015X 5.00%, 6/15/19–6/15/21	23,895	25,573,807
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2011A 5.00%, 6/15/21	2,195	2,350,669

		34,110,540

Ohio–0.0%
Columbiana County Port Authority (ELS Transportation LLC) Series 2004A 7.00%, 8/01/21(b)(c)	200	20,000

Pennsylvania–1.1%
Philadelphia Parking Authority (The) (Philadelphia Airport Parking) Series 2009 5.00%, 9/01/16–9/01/21	14,925	16,758,032
5.25%, 9/01/23	2,345	2,723,178

		19,481,210

Puerto Rico–0.7%
Government Development Bank for Puerto Rico NATL Series 1985 4.75%, 12/01/15	7,460	7,479,023

Puerto Rico Electric Power Authority NATL Series 2002KK 5.50%, 7/01/16	3,695	3,754,711

		11,233,734

Tennessee–1.2%
Tennessee Energy Acquisition Corp. (Goldman Sachs Group, Inc. (The)) Series 2006A 5.25%, 9/01/21	17,375	19,818,968

Texas–0.0%
Tarrant County Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community, Inc.) Series 2007 5.25%, 11/15/16	10	10,093

Washington–0.8%
Port of Seattle WA Series 2010C 5.00%, 2/01/21	11,085	12,816,366

Total Municipal Obligations (cost $1,608,278,595)		1,665,938,769

CORPORATES-INVESTMENT GRADE–0.1%
Industrial–0.1%
Consumer Non-Cyclical–0.1%
Becton Dickinson and Co. 0.787%, 6/15/16(f) (cost $2,683,000)	2,683	2,682,504

SHORT-TERM INVESTMENTS–0.4%
Time Deposit–0.4%
State Street Time Deposit 0.01%, 10/01/15 (cost $6,102,870)	6,103	6,102,870

Total Investments—99.0% (cost $1,617,064,465)		1,674,724,143

Other assets less liabilities—1.0%		16,795,271

Net Assets—100.0%		$1,691,519,414

INFLATION (CPI) SWAPS (see Note 3)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Unrealized Appreciation/ (Depreciation)
Citibank, NA	$8,400	9/15/20	1.455%	CPI	#	$(58,929)
JPMorgan Chase Bank, NA	8,500	9/04/20	1.465%	CPI	#	(63,967)

						$(122,896)

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

36	Sanford C. Bernstein Fund, Inc.—2015 Annual Report

^	Defaulted matured security.
(a)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of September 30, 2015 and the aggregate market value of these securities amounted to $33,987,640 or 2.01% of net assets.
(b)	Security is in default and is non-income producing.
(c)	Illiquid security.
(d)	Non-income producing security.
(e)	Fair valued by the Adviser.
(f)	Floating Rate Security. Stated interest rate was in effect at September 30, 2015.

As of September 30, 2015, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 9.7% and 0.7%, respectively.

Glossary:

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

BAM—Build American Mutual

COP—Certificate of Participation

ETM—Escrowed to Maturity

NATL—National Interstate Corporation

SRF—State Revolving Fund

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

Schedule of Investments—New York Municipal Portfolio	37

SCB–MU–1945–0915

SEP    09.30.15

ANNUAL REPORT

AB BLENDED STYLE FUNDS

+	AB TAX-MANAGED INTERNATIONAL PORTFOLIO
+	AB INTERNATIONAL PORTFOLIO

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

November 19, 2015

Annual Report

This report provides management’s discussion of fund performance for AB Blended Style Funds Tax-Managed International and International Portfolios (each a “Portfolio,” and collectively, the “Portfolios”) for the annual reporting period ended September 30, 2015. Effective January 20, 2015, the Portfolios’ names changed from AllianceBernstein Tax-Managed International Portfolio and AllianceBernstein International Portfolio to AB Tax-Managed International Portfolio and AB International Portfolio, respectively.

Investment Objective and Policies

The investment objective of the Portfolios is to provide long-term capital growth. The Portfolios invest primarily in equity securities of issuers in countries that make up the Morgan Stanley Capital International Europe, Australasia and the Far East (“MSCI EAFE”) Index, and Canada. AllianceBernstein L.P. (the “Adviser”) diversifies the Portfolios among many foreign countries, but not necessarily in the same proportion that the countries are represented in the MSCI EAFE Index. Under normal circumstances, the Adviser will invest in companies in at least three countries (and normally substantially more) other than the United States. The Portfolios also invest in less developed or emerging equity markets. The Adviser may diversify the Portfolios across multiple investment disciplines as well as capitalization ranges, although the Adviser expects to invest primarily in large and mid-sized capitalization companies. The Adviser relies on both fundamental and quantitative research to manage both risk and return for the Portfolios. The Portfolios may own stocks from the Adviser’s bottom-up fundamental research in value, growth, stability and other disciplines. Within each investment discipline, the Adviser draws on the capabilities of separate investment teams. The research analyses that support buy and sell decisions for the Portfolios are fundamental and bottom-up, based largely on specific company and industry findings and taking into account broad economic forecasts. The Tax-Managed International Portfolio seeks to minimize the impact of taxes on shareholders’ returns; the International Portfolio is managed without regard to tax considerations.

The Portfolios will invest primarily in common stocks but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Portfolios may use derivatives, such as options, futures, forwards and swaps. The Portfolios may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolios’ securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so

AB BLENDED STYLE FUNDS •	1

could benefit the Portfolios. The Portfolios will generally invest in foreign-currency futures contracts or foreign-currency forward contracts with terms of up to one year. The Portfolios will also purchase foreign currency for immediate settlement in order to purchase foreign securities. In addition, the Portfolios may invest a portion of their uncommitted cash balances in futures contracts to expose that portion of the Portfolios to the equity markets. The Portfolios may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of exchange-traded funds (“ETFs”). These options transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolios’ portfolio from a decline in value, sometimes within certain ranges.

Investment Results

The tables on pages 7 and 10 show the Portfolios’ performance compared to the benchmark, the MSCI EAFE Index (net) for the six- and 12-month periods ended September 30, 2015.

All share classes of the Portfolios declined in absolute returns yet outperformed the benchmark for both periods, before sales charges. Strong stock selection in Europe, which represents approximately 60% of the Portfolios’ holdings, drove relative returns and more than offset lagging performance from emerging markets holdings. The Portfolios’ largest country exposures, which result from a bottom-up stock selection process, were the United Kingdom, Japan and France. An underweight to commodity-oriented stocks in the materials and energy sectors also contributed to outperformance, relative to the benchmark. For the 12-month period, an overweight to the consumer discretionary sector and stock selection in the industrials, materials and health care sectors contributed most to performance; stock selection in the utilities sector and holdings in Brazil and Japan detracted from performance. For the six-month period, stock selection in the industrials, consumer discretionary and financials sectors contributed most to performance; stock selection in the utilities sector and holdings in Brazil and China detracted from performance.

The Portfolios utilized derivatives in the form of Treasury futures for hedging purposes during the six-month period, which had an immaterial impact on returns; currency forwards for hedging purposes added during the six-month period and detracted during the 12-month period, in absolute terms.

Market Review and Investment Strategy

International equity market returns during the 12-month period were choppy and diverged notably by country. Returns were modestly positive through the first nine months of the period, followed by a sharp sell-off in the third quarter of 2015 as fears

2	• AB BLENDED STYLE FUNDS

mounted that China could drag the global economy into a slowdown. Japanese and emerging markets stocks were hit particularly hard. Energy and resources stocks were battered by declining demand from China and the fall in oil prices. As investors sought safety in companies with less earnings cyclicality, defensive sectors such as consumer staples and telecommunications performed better than the overall market. Volatility increased sharply and stock correlations rose.

While concerns regarding China and heightened volatility have clouded the near-term outlook, the International Team (the “Team”) believes the longer-term global economic growth outlook remains moderate, with low inflation supporting accommodative central bank policies. Regional economic divergence is mirrored in equity valuations. In the Team’s view, high-conviction, active stock-picking strategies and disciplined investment processes can be especially effective at exploiting current imbalances in the markets to capture attractive investment opportunities.

AB BLENDED STYLE FUNDS •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged MSCI EAFE Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EAFE Index (net; free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets, excluding the US & Canada. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative of the performance of any specific investment, including the Portfolios.

A Word About Risk

Foreign (Non-US) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in US securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Country Concentration Risk: The Portfolios may not always be diversified among countries or regions and the effect on the share price of the Portfolios of specific risks identified above such as political, regulatory and currency may be magnified due to concentration of the Portfolios’ investments in a particular country or region.

Emerging Markets Securities Risk: The risks of investing in foreign (non-US) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty.

Foreign Currency Risk: This is the risk that changes in foreign (non-US) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the US dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the US dollar).

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

Redemption Risk: The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Market Risk: The Portfolios are subject to market risk, which is the risk that stock or bond prices in general may decline over short or extended periods. In the past several years, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. Recently, some securities markets, particularly in Europe and Asia, have been very volatile and have

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• AB BLENDED STYLE FUNDS

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

declined in value significantly. These market conditions may continue, worsen, or spread. The US Government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates low. Other governments have tried to support markets by buying stocks. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has terminated certain of its market support activities. Further reduction or withdrawal of Federal Reserve or other US or non-US governmental or central bank support could negatively affect financial markets generally, raise interest rates, increase market volatility, and reduce the value and liquidity of securities in which the Portfolios invest.

Current political uncertainty surrounding the European Union (“EU”) and its membership may increase market volatility. The financial instability of some countries in the EU, including Greece, Italy and Spain, together with the risk of that financial instability impacting other more stable countries, may increase the risk of investing in companies in Europe and worldwide. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Portfolios invest in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolios’ investments may be negatively affected.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Allocation Risk: The allocation of investments among investment disciplines may have a significant effect on the Portfolios’ performance when the investment disciplines in which the Portfolios have greater exposure perform worse than the investment disciplines with less exposure.

Derivatives Risk: The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. The US Government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance.

(Disclosures, Risks and Note about Historical Performance continued on next page)

AB BLENDED STYLE FUNDS •	5

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Management Risk: The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios.

Cybersecurity Risk: Cybersecurity incidents may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolios, the Adviser, and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

These risks are fully discussed in the Portfolios’ prospectus. As with all investments, you may lose money by investing in the Portfolios.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abglobal.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum frontend sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1- year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

6	• AB BLENDED STYLE FUNDS

Disclosures and Risks

TAX-MANAGED INTERNATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2015 (unaudited)	NAV Returns
	6 Months	12 Months
AB Blended Style Funds Tax-Managed International Portfolio
Class A	-5.89%	-5.37%

Class B*	-6.31%	-6.09%

Class C	-6.32%	-6.10%

MSCI EAFE Index (net)	-9.68%	-8.66%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note 1 for additional information.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

9/30/05 TO 9/30/15

This chart illustrates the total value of an assumed $10,000 investment in AB Tax-Managed International Portfolio Class A shares (from 9/30/05 to 9/30/15) as compared to the performance of the Portfolio’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

(Historical Performance continued on next page)

AB BLENDED STYLE FUNDS •	7

Historical Performance

TAX-MANAGED INTERNATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2015 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-5.37%	-9.40%
5 Years	0.89%	0.01%
10 Years	-0.73%	-1.16%

Class B Shares
1 Year	-6.09%	-9.79%
5 Years	0.13%	0.13%
10 Years(a)	-1.33%	-1.33%

Class C Shares
1 Year	-6.10%	-7.03%
5 Years	0.16%	0.16%
10 Years	-1.44%	-1.44%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2015 (unaudited)
		SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year		-9.40%
5 Years		0.01%
10 Years		-1.16%

Class B Shares
1 Year		-9.79%
5 Years		0.13%
10 Years(a)		-1.33%

Class C Shares
1 Year		-7.03%
5 Years		0.16%
10 Years		-1.44%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.50%, 2.39% and 2.25% for Class A, Class B and Class C shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

(Historical Performance continued on next page)

8	• AB BLENDED STYLE FUNDS

Historical Performance

TAX-MANAGED INTERNATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

RETURNS AFTER TAXES ON DISTRIBUTIONS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2015 (unaudited)
Returns

Class A Shares
1 Year	-9.74%
5 Years	-0.10%
10 Years	-1.62%

Class B Shares
1 Year	-10.00%
5 Years	0.21%
10 Years(a)	-1.70%

Class C Shares
1 Year	-7.16%
5 Years	0.22%
10 Years	-1.77%

RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2015 (unaudited)
Returns

Class A Shares
1 Year	-4.76%
5 Years	0.24%
10 Years	-0.17%

Class B Shares
1 Year	-5.08%
5 Years	0.30%
10 Years(a)	-0.29%

Class C Shares
1 Year	-3.58%
5 Years	0.33%
10 Years	-0.36%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

(Historical Performance continued on next page)

AB BLENDED STYLE FUNDS •	9

Historical Performance

INTERNATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2015 (unaudited)	NAV Returns
	6 Months	12 Months
AB Blended Style Funds International Portfolio
Class A	-5.86%	-5.47%

Class B*	-6.25%	-6.17%

Class C	-6.23%	-6.13%

MSCI EAFE Index (net)	-9.68%	-8.66%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note 1 for additional information.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

9/30/05 TO 9/30/15

This chart illustrates the total value of an assumed $10,000 investment in AB International Portfolio Class A shares (from 9/30/05 to 9/30/15) as compared to the performance of the Portfolio’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

(Historical Performance continued on next page)

10	• AB BLENDED STYLE FUNDS

Historical Performance

INTERNATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2015 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-5.47%	-9.46%
5 Years	0.89%	0.01%
10 Years	-0.64%	-1.07%

Class B Shares
1 Year	-6.17%	-9.89%
5 Years	0.08%	0.08%
10 Years(a)	-1.26%	-1.26%

Class C Shares
1 Year	-6.13%	-7.06%
5 Years	0.18%	0.18%
10 Years	-1.35%	-1.35%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2015 (unaudited)
		SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year		-9.46%
5 Years		0.01%
10 Years		-1.07%

Class B Shares
1 Year		-9.89%
5 Years		0.08%
10 Years(a)		-1.26%

Class C Shares
1 Year		-7.06%
5 Years		0.18%
10 Years		-1.35%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.64%, 2.49% and 2.41% for Class A, Class B and Class C shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

AB BLENDED STYLE FUNDS •	11

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Tax-Managed International Portfolio

	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$941.10	$5.40	1.11%
Hypothetical**	$1,000	$1,019.50	$5.62	1.11%
Class B
Actual	$1,000	$936.90	$8.98	1.85%
Hypothetical**	$1,000	$1,015.79	$9.35	1.85%
Class C
Actual	$1,000	$936.80	$9.03	1.86%
Hypothetical**	$1,000	$1,015.74	$9.40	1.86%

12	• AB BLENDED STYLE FUNDS

Expense Example

EXPENSE EXAMPLE

(unaudited)

(continued from previous page)

International Portfolio

	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$941.40	$5.55	1.14%
Hypothetical**	$1,000	$1,019.35	$5.77	1.14%
Class B
Actual	$1,000	$937.50	$9.18	1.89%
Hypothetical**	$1,000	$1,015.59	$9.55	1.89%
Class C
Actual	$1,000	$937.70	$9.18	1.89%
Hypothetical**	$1,000	$1,015.59	$9.55	1.89%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

AB BLENDED STYLE FUNDS •	13

Expense Example

AB TAX-MANAGED INTERNATIONAL PORTFOLIO

PORTFOLIO SUMMARY

September 30, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $3,567.7

*	All data are as of September 30, 2015. The Portfolio’s country and sector breakdowns are expressed as a percentage of a Portfolio’s long-term investments and may vary over time. The Portfolio may also invest in other financial instruments, including derivative instruments, which provide investment exposure to a variety of asset classes (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

14	• AB BLENDED STYLE FUNDS

Portfolio Summary

AB INTERNATIONAL PORTFOLIO

PORTFOLIO SUMMARY

September 30, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,460.6

*	All data are as of September 30, 2015. The Portfolio’s country and sector breakdowns are expressed as a percentage of a Portfolio’s long-term investments and may vary over time. The Portfolio may also invest in other financial instruments, including derivative instruments, which provide investment exposure to a variety of asset classes (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

AB BLENDED STYLE FUNDS •	15

Portfolio Summary

TAX-MANAGED INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

September 30, 2015

Company	Shares	U.S. $ Value

COMMON STOCKS – 95.4%
Consumer Discretionary – 19.4%
Auto Components – 4.0%
Aisin Seiki Co., Ltd.	560,100	$18,792,449
Continental AG	96,180	20,542,677
Hankook Tire Co., Ltd.	551,880	18,475,333
Hanon Systems Corp.	29,600	984,108
Linamar Corp.	21,750	1,140,062
Magna International, Inc. (New York) – Class A	455,310	21,859,433
Nexen Tire Corp.	104,700	1,273,072
Nexteer Automotive Group Ltd.	704,680	712,374
Plastic Omnium SA	407,940	9,371,374
SAF-Holland SA	65,950	869,939
Sumitomo Electric Industries Ltd.	1,672,400	21,395,278
Sumitomo Rubber Industries Ltd.	32,700	453,914
Valeo SA	196,690	26,705,974

		142,575,987

Automobiles – 2.3%
Honda Motor Co., Ltd.	1,131,400	33,768,548
Peugeot SA(a)	1,983,360	30,052,976
Toyota Motor Corp.	339,900	19,900,437

		83,721,961

Distributors – 0.0%
Inchcape PLC	110,120	1,199,941

Diversified Consumer Services – 0.7%
Estacio Participacoes SA	1,088,500	3,871,320
G8 Education Ltd.	211,140	435,314
Kroton Educacional SA	754,600	1,467,516
TAL Education Group (ADR)(a)	555,073	17,845,597

		23,619,747

Hotels, Restaurants & Leisure – 2.6%
Ardent Leisure Group	780,830	1,482,348
Betfair Group PLC	142,690	7,191,365
Domino’s Pizza Group PLC	626,720	8,432,815
Echo Entertainment Group Ltd.	1,262,840	4,321,141
Jollibee Foods Corp.	348,140	1,438,688
Melco International Development Ltd.	3,967,000	4,856,240
Merlin Entertainments PLC(b)	2,207,594	12,438,879
Mitchells & Butlers PLC(a)	107,970	517,268
Sodexo SA	314,878	26,126,739
Tatts Group Ltd.	4,646,323	12,327,527
William Hill PLC	1,458,910	7,759,405
Yum! Brands, Inc.	71,090	5,683,646

		92,576,061

16	• AB BLENDED STYLE FUNDS

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Household Durables – 0.1%
Auto Trader Group PLC(a)(b)	171,651	$883,142
Berkeley Group Holdings PLC	26,830	1,358,147
Rinnai Corp.	11,600	885,032

		3,126,321

Internet & Catalog Retail – 0.1%
Ikyu Corp.	54,700	1,192,735
Qunar Cayman Islands Ltd. (ADR)(a)	12,875	387,151
Vipshop Holdings Ltd. (ADR)(a)	158,930	2,670,024

		4,249,910

Leisure Products – 0.6%
Amer Sports Oyj	52,790	1,342,750
Bandai Namco Holdings, Inc.	819,600	19,021,854

		20,364,604

Media – 4.0%
Cineplex, Inc.	91,350	3,246,707
CTS Eventim AG & Co. KGaA	415,570	15,413,794
Liberty Global PLC – Class A(a)	57,684	2,476,951
Liberty Global PLC – Series C(a)	718,625	29,477,997
Loen Entertainment, Inc.	13,950	944,281
Mediaset Espana Comunicacion SA	48,510	530,308
Metropole Television SA	57,200	1,093,841
Naspers Ltd. – Class N	24,200	3,032,915
NOS SGPS SA	109,620	905,472
RELX PLC	653,380	11,206,402
Rightmove PLC	74,540	4,122,572
Sky PLC	272,500	4,311,229
Thomson Reuters Corp.	335,570	13,488,179
TV Asahi Holdings Corp.	126,200	1,929,766
Vivendi SA	1,283,182	30,400,744
Wolters Kluwer NV	445,200	13,729,665
WPP PLC	401,530	8,359,455

		144,670,278

Multiline Retail – 1.5%
B&M European Value Retail SA	5,707,601	28,160,234
Dollarama, Inc.	30,910	2,087,612
Don Quijote Holdings Co., Ltd.	47,900	1,804,666
Harvey Norman Holdings Ltd.	307,840	843,224
Next PLC	92,870	10,702,527
Poundland Group PLC	2,110,550	8,939,653

		52,537,916

Specialty Retail – 1.3%
Ace Hardware Indonesia Tbk PT	12,850,100	443,638
AutoCanada, Inc.	33,320	645,677
Card Factory PLC	998,610	5,921,735

AB BLENDED STYLE FUNDS •	17

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

L’Occitane International SA	309,250	$644,034
Mr. Price Group Ltd.	54,360	758,840
Shimamura Co., Ltd.	11,100	1,195,630
Sports Direct International PLC(a)	2,361,423	27,091,864
WH Smith PLC	276,960	6,565,223
Yamada Denki Co., Ltd.	416,000	1,677,110

		44,943,751

Textiles, Apparel & Luxury Goods – 2.2%
Brunello Cucinelli SpA	33,810	613,423
Cie Financiere Richemont SA	395,486	30,773,128
Eclat Textile Co., Ltd.	130,561	2,073,133
Global Brands Group Holding Ltd.(a)	20,338,000	4,210,214
HUGO BOSS AG	142,989	16,077,749
Nan Liu Enterprise Co., Ltd.	209,188	1,097,509
Pacific Textiles Holdings Ltd.	3,187,000	4,330,011
Samsonite International SA	5,445,200	17,759,003

		76,934,170

		690,520,647

Financials – 19.1%
Banks – 8.6%
77 Bank Ltd. (The)	127,000	721,407
Australia & New Zealand Banking Group Ltd.	220,850	4,219,588
Banca Popolare dell’Emilia Romagna SC	113,570	936,613
Banca Popolare di Milano Scarl	949,270	938,573
Banco Macro SA (ADR)(a)	9,490	364,416
Bank Hapoalim BM	4,934,550	24,831,269
Bank of Georgia Holdings PLC	25,050	684,831
Bank of Queensland Ltd.	3,512,624	28,755,916
BOC Hong Kong Holdings Ltd.	3,579,000	10,532,271
China Development Financial Holding Corp.	2,769,000	746,984
Danske Bank A/S	1,517,150	45,848,785
DBS Group Holdings Ltd.	346,400	3,953,925
DGB Financial Group, Inc.	52,490	466,778
FinecoBank Banca Fineco SpA	741,063	4,924,796
Hachijuni Bank Ltd. (The)	105,000	745,312
Hang Seng Bank Ltd.	186,000	3,357,561
ING Groep NV	2,873,520	40,617,506
KB Financial Group, Inc.	390,530	11,608,400
Liberbank SA(a)	1,018,100	613,929
Mitsubishi UFJ Financial Group, Inc.	11,554,100	69,812,624
Resona Holdings, Inc.	1,413,400	7,201,619
Seven Bank Ltd.	3,819,200	16,529,776
SpareBank 1 SR-Bank ASA	84,200	419,597
Sumitomo Mitsui Financial Group, Inc.	198,300	7,519,592
UniCredit SpA	3,443,610	21,468,123

		307,820,191

18	• AB BLENDED STYLE FUNDS

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Capital Markets – 1.8%
3i Group PLC	240,800	$1,700,983
Credit Suisse Group AG (REG)(a)	291,410	7,004,574
GAM Holding AG(a)	67,660	1,190,921
Partners Group Holding AG	60,210	20,407,515
UBS Group AG	1,841,157	34,039,525

		64,343,518

Consumer Finance – 0.1%
AEON Thana Sinsap Thailand PCL	166,000	437,925
AEON Thana Sinsap Thailand PCL (NVDR)	50,700	133,846
Credito Real SAB de CV SOFOM ER	398,207	778,045
Gentera SAB de CV	303,900	496,526
International Personal Finance PLC	126,220	741,751

		2,588,093

Diversified Financial Services – 0.8%
Challenger Ltd./Australia	2,811,140	14,186,778
GRENKELEASING AG	33,178	5,256,851
IG Group Holdings PLC	731,230	8,522,081

		27,965,710

Insurance – 6.7%
Admiral Group PLC	1,720,530	39,131,326
AIA Group Ltd.	6,238,400	32,444,332
Anadolu Hayat Emeklilik AS	394,389	714,381
Assicurazioni Generali SpA	1,778,405	32,538,046
Direct Line Insurance Group PLC	2,744,484	15,572,628
Euler Hermes Group	69,367	6,433,385
Intact Financial Corp.	48,740	3,422,940
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (REG)	163,300	30,498,632
NN Group NV	1,116,500	32,051,610
Prudential PLC	1,627,280	34,329,947
Sampo Oyj – Class A	76,950	3,724,155
T&D Holdings, Inc.	327,800	3,871,924
Tryg A/S	229,540	4,459,823

		239,193,129

Real Estate Investment Trusts (REITs) – 0.1%
Allied Properties Real Estate Investment Trust	22,170	580,291
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	505,280	419,547
Granite Real Estate Investment Trust (Toronto)	40,610	1,143,592
Merlin Properties Socimi SA(a)	61,240	729,362
Mexico Real Estate Management SA de CV(a)	350,930	443,621
PLA Administradora Industrial S de RL de CV(a)	261,680	477,389
Vastned Retail NV	23,670	1,027,702

		4,821,504

AB BLENDED STYLE FUNDS •	19

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Real Estate Management & Development – 1.0%
Aeon Mall Co., Ltd.	53,000	$814,150
Altus Group Ltd./Canada	29,020	445,357
Ayala Land, Inc.	6,494,200	4,737,935
CA Immobilien Anlagen AG(a)	56,500	1,039,802
Corp. Inmobiliaria Vesta SAB de CV	706,530	1,105,880
Countrywide PLC	103,565	787,088
Global Logistic Properties Ltd.	14,942,000	21,482,208
Huaku Development Co., Ltd.	600,000	1,044,869
Lend Lease Group	43,470	384,847
Nexity SA	29,430	1,269,169
Quintain Estates & Development PLC(a)	718,000	1,528,762

		34,640,067

Thrifts & Mortgage Finance – 0.0%
Paragon Group of Cos. PLC (The)	189,030	1,130,909

		682,503,121

Industrials – 15.0%
Aerospace & Defense – 1.8%
Airbus Group SE	245,763	14,554,083
QinetiQ Group PLC	1,150,782	3,932,074
Saab AB – Class B	45,100	1,207,674
Safran SA	265,040	19,928,779
Senior PLC	275,180	1,047,848
Zodiac Aerospace	1,099,186	25,237,569

		65,908,027

Air Freight & Logistics – 0.3%
bpost SA	441,060	10,488,235
Oesterreichische Post AG	4,251	145,955

		10,634,190

Airlines – 3.1%
Air Arabia PJSC	1,700,160	649,184
Air Canada(a)	111,130	893,537
International Consolidated Airlines Group SA(a)	5,207,530	46,518,127
Japan Airlines Co., Ltd.	774,100	27,391,466
Qantas Airways Ltd.(a)	8,211,032	21,557,013
Ryanair Holdings PLC (Sponsored ADR)	159,690	12,503,727

		109,513,054

Building Products – 0.2%
Assa Abloy AB – Class B	292,380	5,244,062
China Lesso Group Holdings Ltd.	580,000	465,813
DIRTT Environmental Solutions(a)	145,667	618,908
Kingspan Group PLC	105,470	2,548,976

		8,877,759

20	• AB BLENDED STYLE FUNDS

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Commercial Services & Supplies – 2.4%
APR Energy PLC(a)	1,420,187	$1,709,553
Babcock International Group PLC	2,305,646	31,896,785
Berendsen PLC	310,510	4,722,076
dorma & kaba Holding AG (REG)	3,200	1,965,373
Loomis AB – Class B	35,980	943,037
Park24 Co., Ltd.	589,700	11,067,355
Regus PLC	6,464,061	30,073,772
Rentokil Initial PLC	728,570	1,627,459

		84,005,410

Construction & Engineering – 0.0%
UGL Ltd.	272,580	362,210

Electrical Equipment – 0.0%
TKH Group NV	24,860	901,728

Industrial Conglomerates – 0.0%
Rheinmetall AG	20,740	1,275,278

Machinery – 1.8%
Bodycote PLC	94,790	789,882
Hoshizaki Electric Co., Ltd.	263,300	18,456,408
JTEKT Corp.	1,642,200	22,992,419
KION Group AG(a)	256,630	11,403,513
Krones AG	18,810	1,982,439
KUKA AG	17,820	1,367,581
LISI	35,150	951,083
Melrose Industries PLC	351,149	1,404,751
Morgan Advanced Materials PLC	257,400	1,099,038
Nabtesco Corp.	51,500	940,908
Nachi-Fujikoshi Corp.	68,000	281,978
Pfeiffer Vacuum Technology AG	8,350	964,707
Vesuvius PLC	165,400	884,463

		63,519,170

Marine – 0.6%
Nippon Yusen KK	9,051,000	20,975,093

Professional Services – 3.0%
Bureau Veritas SA	1,412,877	29,826,206
Capita PLC	1,870,356	33,969,389
Experian PLC	528,020	8,476,432
Teleperformance	435,349	33,033,122

		105,305,149

Road & Rail – 1.1%
Central Japan Railway Co.	242,100	39,033,217
National Express Group PLC	240,362	1,035,554

		40,068,771

AB BLENDED STYLE FUNDS •	21

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Trading Companies & Distributors – 0.7%
Brenntag AG	253,030	$13,651,924
Bunzl PLC	293,990	7,888,978
Diploma PLC	95,238	958,074
Ramirent Oyj	69,990	536,825
Rexel SA	45,712	562,739

		23,598,540

		534,944,379

Consumer Staples – 8.7%
Beverages – 0.3%
Anheuser-Busch InBev SA/NV	78,360	8,334,014
Coca-Cola Icecek AS	41,510	475,081
Cott Corp.	110,920	1,198,551

		10,007,646

Food & Staples Retailing – 2.1%
Alimentation Couche-Tard, Inc. – Class B	136,150	6,261,166
Booker Group PLC	646,750	1,811,514
Clicks Group Ltd.	92,340	599,266
CP ALL PCL	1,919,500	2,525,310
Delhaize Group	439,030	38,915,880
Koninklijke Ahold NV	179,194	3,495,722
Lawson, Inc.	62,800	4,633,546
Lenta Ltd. (GDR)(a)(b)	298,880	2,241,600
MARR SpA	83,560	1,586,743
Metro, Inc.	79,100	2,155,171
Olam International Ltd.	6,233,273	8,872,702
Tsuruha Holdings, Inc.	25,000	2,154,452

		75,253,072

Food Products – 0.3%
Calbee, Inc.	49,000	1,585,639
Glanbia PLC	79,055	1,471,520
Mayora Indah Tbk PT	452,200	821,059
Nestle SA (REG)	85,460	6,427,074
Universal Robina Corp.	157,970	649,493

		10,954,785

Household Products – 0.8%
Henkel AG & Co. KGaA	99,146	8,763,316
Pigeon Corp.	89,600	2,093,576
Reckitt Benckiser Group PLC	205,027	18,593,033

		29,449,925

Personal Products – 0.9%
Cosmax, Inc.	9,000	1,627,703
Hengan International Group Co., Ltd.	1,059,000	10,355,102
Kao Corp.	254,100	11,518,566
L’Oreal SA	30,280	5,263,087

22	• AB BLENDED STYLE FUNDS

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Unilever PLC	125,673	$5,118,632

		33,883,090

Tobacco – 4.3%
British American Tobacco PLC	2,007,060	110,740,946
Imperial Tobacco Group PLC	449,970	23,262,888
Japan Tobacco, Inc.	577,000	17,898,636

		151,902,470

		311,450,988

Information Technology – 8.7%
Communications Equipment – 0.2%
BYD Electronic International Co., Ltd.(a)	810,000	507,145
Telit Communications PLC(a)	153,440	784,553
VTech Holdings Ltd.	374,000	4,437,859

		5,729,557

Electronic Equipment, Instruments & Components – 0.3%
Celestica, Inc.(a)	387,630	4,990,246
Ju Teng International Holdings Ltd.	1,434,250	713,191
PAX Global Technology Ltd.	1,445,000	1,506,512
Samsung Electro-Mechanics Co., Ltd.	22,350	1,218,130
Tongda Group Holdings Ltd.	8,727,600	1,521,229

		9,949,308

Internet Software & Services – 0.8%
Baidu, Inc. (Sponsored ADR)(a)	91,160	12,526,296
Dip Corp.	48,600	801,253
Moneysupermarket.com Group PLC	1,717,320	8,792,679
Tencent Holdings Ltd.	415,200	7,009,682

		29,129,910

IT Services – 1.6%
Alten SA	40,540	2,082,209
Amadeus IT Holding SA – Class A	384,760	16,485,095
CGI Group, Inc. – Class A(a)	115,520	4,185,382
Computacenter PLC	88,250	1,009,261
Obic Co., Ltd.	376,600	17,227,283
Optimal Payments PLC(a)	226,730	1,111,783
Otsuka Corp.	172,900	8,424,316
SCSK Corp.	120,900	4,538,642
Wirecard AG	79,957	3,828,511

		58,892,482

Semiconductors & Semiconductor Equipment – 3.0%
Advanced Semiconductor Engineering, Inc.	5,534,000	6,029,767
ASM International NV	19,360	628,348
Hermes Microvision, Inc.	40,000	1,524,759
Hua Hong Semiconductor Ltd.(a)(b)	588,000	596,537

AB BLENDED STYLE FUNDS •	23

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Infineon Technologies AG	1,695,570	$19,050,457
Novatek Microelectronics Corp.	3,247,000	10,194,247
Sanken Electric Co., Ltd.	200,000	675,218
SCREEN Holdings Co., Ltd.	4,390,000	21,469,350
Siltronic AG(a)	27,650	761,909
Sumco Corp.	2,197,900	19,712,788
Tokyo Electron Ltd.	529,200	24,986,288

		105,629,668

Software – 2.4%
Capcom Co., Ltd.	34,800	686,204
Constellation Software, Inc./Canada	13,810	5,788,403
Dassault Systemes	376,490	27,824,499
NICE-Systems Ltd.	190,739	10,683,072
Nintendo Co., Ltd.	83,400	14,057,208
Oracle Corp. Japan	428,200	18,082,455
Sage Group PLC (The)	435,950	3,298,211
SAP SE	71,121	4,607,480
UBISOFT Entertainment(a)	94,400	1,915,977

		86,943,509

Technology Hardware, Storage & Peripherals – 0.4%
Samsung Electronics Co., Ltd.	15,220	14,602,877

		310,877,311

Health Care – 8.5%
Biotechnology – 0.4%
CSL Ltd.	166,980	10,508,584
Medy-Tox, Inc.	4,300	1,555,468

		12,064,052

Health Care Equipment & Supplies – 0.6%
Cochlear Ltd.	61,430	3,614,646
Essilor International SA	47,240	5,771,229
Ginko International Co., Ltd.	118,000	1,188,273
Sartorius AG (Preference Shares)	40,263	9,567,094
Sorin SpA(a)	432,515	1,248,096

		21,389,338

Health Care Providers & Services – 0.4%
Shanghai Pharmaceuticals Holding Co., Ltd. – Class H	232,300	487,486
Sonic Healthcare Ltd.	1,095,130	14,085,932

		14,573,418

Health Care Technology – 0.1%
M3, Inc.	61,500	1,222,177
NNIT A/S(a)(b)	54,901	1,274,406

		2,496,583

24	• AB BLENDED STYLE FUNDS

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Life Sciences Tools & Services – 1.2%
Eurofins Scientific SE	142,181	$43,721,971
Horizon Discovery Group PLC(a)	192,580	444,271

		44,166,242

Pharmaceuticals – 5.8%
Aspen Pharmacare Holdings Ltd.(a)	92,900	1,976,683
China Traditional Chinese Medicine Co., Ltd.(a)	1,176,000	905,390
GlaxoSmithKline PLC	2,292,860	44,008,890
Novartis AG (REG)	205,090	18,850,200
Novo Nordisk A/S – Class B	281,335	15,182,119
Ouro Fino Saude Animal Participacoes SA	73,900	624,455
Recordati SpA	633,133	14,609,883
Roche Holding AG	316,209	83,944,496
Sanofi	87,840	8,362,368
Shionogi & Co., Ltd.	270,900	9,710,449
Teva Pharmaceutical Industries Ltd.	145,164	8,203,815

		206,378,748

		301,068,381

Telecommunication Services – 6.4%
Diversified Telecommunication Services – 4.5%
Bezeq The Israeli Telecommunication Corp., Ltd.	12,285,779	23,512,519
BT Group PLC	4,611,620	29,350,837
Com Hem Holding AB	117,290	982,602
Nippon Telegraph & Telephone Corp.	1,746,300	61,510,984
Proximus	169,810	5,874,059
Singapore Telecommunications Ltd.	3,888,300	9,785,608
Telefonica Brasil SA (Preference Shares)	1,299,503	12,019,870
Telenor ASA	728,000	13,603,815
Telstra Corp., Ltd.	1,202,740	4,755,266

		161,395,560

Wireless Telecommunication Services – 1.9%
China Mobile Ltd.	1,161,500	13,857,435
SK Telecom Co., Ltd.	36,110	8,010,488
Vodafone Group PLC	14,513,942	45,778,172

		67,646,095

		229,041,655

Materials – 4.0%
Chemicals – 3.2%
Arkema SA	295,634	19,162,391
Chr Hansen Holding A/S	23,560	1,317,771
Croda International PLC	213,990	8,780,801
Denki Kagaku Kogyo KK	163,000	643,182

AB BLENDED STYLE FUNDS •	25

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Essentra PLC	2,865,412	$34,141,627
FUCHS PETROLUB SE (Preference Shares)	17,510	774,997
Fufeng Group Ltd.	2,172,000	891,048
Givaudan SA (REG)(a)	5,130	8,347,350
Hyosung Corp.	4,590	438,449
Incitec Pivot Ltd.	267,880	738,342
JSR Corp.	1,536,600	22,149,940
Kansai Paint Co., Ltd.	104,000	1,414,444
Koninklijke DSM NV	316,323	14,598,813
LANXESS AG	19,570	916,326
Nippon Shokubai Co., Ltd.	9,800	666,439

		114,981,920

Construction Materials – 0.0%
Cemex Latam Holdings SA(a)	144,910	577,236

Containers & Packaging – 0.2%
Amcor Ltd./Australia	345,300	3,211,238
Smurfit Kappa Group PLC	50,520	1,361,111

		4,572,349

Metals & Mining – 0.0%
Dowa Holdings Co., Ltd.	131,000	992,698

Paper & Forest Products – 0.6%
Mondi PLC	1,068,170	22,387,958

		143,512,161

Energy – 3.5%
Oil, Gas & Consumable Fuels – 3.5%
BG Group PLC	1,940,754	27,997,087
JX Holdings, Inc.	9,094,100	32,838,049
Petroleo Brasileiro SA (Sponsored ADR)(a)	1,426,130	5,248,158
Royal Dutch Shell PLC – Class B	508,105	12,014,266
TOTAL SA	1,031,140	46,383,610

		124,481,170

Utilities – 2.1%
Electric Utilities – 1.7%
EDP – Energias de Portugal SA	12,396,940	45,416,517
Electricite de France SA	896,900	15,837,012

		61,253,529

Independent Power and Renewable Electricity Producers – 0.3%
Electric Power Development Co., Ltd.	34,700	1,059,021
Huadian Power International Corp., Ltd. – Class H	664,000	521,001
TerraForm Global, Inc. – Class A(a)	1,097,087	7,306,600

		8,886,622

26	• AB BLENDED STYLE FUNDS

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Water Utilities – 0.1%
Cia de Saneamento Basico do Estado de Sao Paulo	230,600	$921,353
CT Environmental Group Ltd.	4,342,000	1,353,116
Pennon Group PLC	104,200	1,225,652

		3,500,121

		73,640,272

Total Common Stocks (cost $3,385,841,573)		3,402,040,085

WARRANTS – 1.1%
Financials – 0.5%
Banks – 0.0%
Yes Bank Ltd., Merrill Lynch Intl & Co., expiring 6/25/18(a)	97,580	1,086,993

Thrifts & Mortgage Finance – 0.5%
Housing Development Finance Corp., Ltd., Deutsche Bank AG, expiring 1/30/17(a)(b)	898,750	16,646,034
LIC Housing Finance Ltd., JPMorgan Chase Bank, expiring 3/06/17(a)(b)	163,660	1,173,504

		17,819,538

		18,906,531

Information Technology – 0.4%
IT Services – 0.4%
HCL Technologies Ltd., Merrill Lynch Intl & Co., expiring 11/29/18(a)	206,510	3,105,267
Tata Consultancy Services Ltd., Merrill Lynch Intl & Co., expiring 1/08/19(a)	180,160	7,109,523
Tata Consultancy Services Ltd., Merrill Lynch Intl & Co., expiring 12/14/15(a)	95,710	3,780,879

		13,995,669

Health Care – 0.2%
Pharmaceuticals – 0.2%
Aurobindo Pharma Ltd., Merrill Lynch Intl & Co., expiring 10/03/18(a)	103,040	1,211,993
Sun Pharmaceutical Industries Ltd., Merrill Lynch Intl & Co., expiring 7/27/18(a)	429,080	5,705,293

		6,917,286

Consumer Discretionary – 0.0%
Auto Components – 0.0%
Motherson Sumi Systems Ltd., JPMorgan Chase Bank, expiring 11/05/18(a)	170,370	601,836

Total Warrants (cost $30,794,023)		40,421,322

AB BLENDED STYLE FUNDS •	27

Tax-Managed International Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS – 1.9%
Repurchase Agreements – 1.9%
State Street Bank & Trust Co. 0.00%, dated 9/30/15 due 10/01/15 in the amount of $67,625,251 (collateralized by $67,500,000 Federal Home Loan Mortgage Corp. and U.S. Treasury Notes, 2.00% to 2.12% due 6/02/21 to 10/31/21, value $68,982,781) (cost $67,625,251)	$67,625	$67,625,251

Total Investments – 98.4% (cost $3,484,260,847)		3,510,086,658
Other assets less liabilities – 1.6%		57,583,281

Net Assets – 100.0%		$3,567,669,939

FUTURES (see Note 3)

Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2015	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Mini MSCI EAFE Futures	805	December 2015	$69,073,104	$66,392,375	$(2,680,729)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	EUR	9,795	USD	10,817	10/14/15	$(129,979)
Barclays Bank PLC	KRW	9,152,061	USD	8,056	10/14/15	338,315
Barclays Bank PLC	TWD	1,055,659	USD	34,015	10/14/15	2,048,452
Barclays Bank PLC	USD	8,533	CAD	11,170	10/14/15	(163,462)
Barclays Bank PLC	USD	26,205	CHF	25,107	10/14/15	(433,417)
Barclays Bank PLC	USD	3,627	TWD	113,918	10/14/15	(177,229)
BNP Paribas SA	AUD	63,063	USD	45,697	10/14/15	1,462,652
BNP Paribas SA	USD	109,402	AUD	148,185	10/14/15	(5,460,085)
Citibank	BRL	93,016	USD	25,878	10/02/15	2,415,805
Citibank	BRL	93,016	USD	23,413	10/02/15	(49,607)
Citibank	USD	46,479	BRL	186,032	10/02/15	445,250
Citibank	BRL	93,016	USD	22,812	11/04/15	(393,062)
Credit Suisse International	CHF	25,107	USD	27,046	10/14/15	1,274,636
Credit Suisse International	CNY	299,921	USD	46,442	10/14/15	(664,137)
Credit Suisse International	USD	7,718	SEK	66,290	10/14/15	204,265
Credit Suisse International	USD	56,059	SEK	462,784	10/14/15	(754,219)
Credit Suisse International	USD	22,936	SEK	192,594	1/15/16	133,633
Goldman Sachs Bank USA	AUD	83,617	USD	61,528	10/14/15	2,876,216
Goldman Sachs Bank USA	CAD	26,893	USD	20,610	10/14/15	459,680

28	• AB BLENDED STYLE FUNDS

Tax-Managed International Portfolio—Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Goldman Sachs Bank USA	USD	19,162	GBP	12,267	10/14/15	$(606,283)
Goldman Sachs Bank USA	USD	59,677	JPY	7,377,610	10/14/15	1,829,707
Goldman Sachs Bank USA	USD	54,247	JPY	6,530,913	1/15/16	313,443
HSBC Bank USA	HKD	959,653	USD	123,774	10/14/15	(48,867)
HSBC Bank USA	ILS	121,399	USD	32,071	10/14/15	1,122,705
HSBC Bank USA	USD	86,085	HKD	667,618	10/14/15	56,350
HSBC Bank USA	USD	63,454	SEK	537,589	10/14/15	791,123
JPMorgan Chase Bank	KRW	10,785,804	USD	9,242	10/14/15	146,914
Morgan Stanley & Co., Inc.	ILS	35,124	USD	9,276	10/14/15	322,151
Morgan Stanley & Co., Inc.	JPY	12,825,144	USD	103,240	10/14/15	(3,682,237)
Morgan Stanley & Co., Inc.	SEK	244,688	USD	28,854	10/14/15	(387,290)
Morgan Stanley & Co., Inc.	USD	16,966	AUD	22,311	10/14/15	(1,316,590)
Morgan Stanley & Co., Inc.	USD	107,840	EUR	98,324	10/14/15	2,045,924
Morgan Stanley & Co., Inc.	ILS	76,021	USD	19,311	1/15/16	(98,834)
Morgan Stanley & Co., Inc.	KRW	9,155,369	USD	7,661	1/15/16	(38,402)
Morgan Stanley & Co., Inc.	USD	23,840	EUR	21,290	1/15/16	(4,321)
Morgan Stanley & Co., Inc.	USD	40,182	JPY	4,849,663	1/15/16	332,779
Royal Bank of Scotland PLC	CHF	30,620	USD	31,459	10/14/15	28,524
Royal Bank of Scotland PLC	KRW	20,488,798	USD	17,217	1/15/16	(12,466)
Standard Chartered Bank	CAD	66,970	USD	52,460	10/14/15	2,280,090
Standard Chartered Bank	USD	8,909	TWD	288,774	10/14/15	(164,219)
Standard Chartered Bank	CNY	78,829	USD	12,173	1/15/16	(87,779)
Standard Chartered Bank	HKD	111,245	USD	14,353	1/15/16	(222)
State Street Bank & Trust Co.	USD	50,031	EUR	45,101	10/14/15	373,210
UBS AG	CHF	17,684	USD	18,059	10/14/15	(93,222)
UBS AG	EUR	105,765	USD	119,800	10/14/15	1,597,765
UBS AG	GBP	77,568	USD	120,180	10/14/15	2,846,149
UBS AG	USD	99,724	EUR	89,426	10/14/15	218,453
UBS AG	USD	77,819	JPY	9,538,770	10/14/15	1,704,425
UBS AG	CHF	14,547	USD	14,948	1/15/16	(38,701)
UBS AG	GBP	29,720	USD	45,091	1/15/16	147,967

						$13,011,953

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2015, the aggregate market value of these securities amounted to $35,254,102 or 1.0% of net assets.

Currency	Abbreviations:

AUD	– Australian Dollar
BRL	– Brazilian Real
CAD	– Canadian Dollar
CHF	– Swiss Franc
CNY	– Chinese Yuan Renminbi
EUR	– Euro
GBP	– Great British Pound
HKD	– Hong Kong Dollar
ILS	– Israeli Shekel
JPY	– Japanese Yen
KRW	– South Korean Won
SEK	– Swedish Krona
TWD	– New Taiwan Dollar
USD	– United States Dollar

AB BLENDED STYLE FUNDS •	29

Tax-Managed International Portfolio—Portfolio of Investments

Glossary:

ADR	– American Depositary Receipt
EAFE	– Europe, Australia, and Far East
GDR	– Global Depositary Receipt
MSCI	– Morgan Stanley Capital International
NVDR	– Non Voting Depositary Receipt
PJSC	– Public Joint Stock Company
REG	– Registered Shares

See notes to financial statements.

30	• AB BLENDED STYLE FUNDS

Tax-Managed International Portfolio—Portfolio of Investments

INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

September 30, 2015

Company	Shares	U.S. $ Value

COMMON STOCKS – 95.7%
Consumer Discretionary – 19.8%
Auto Components – 4.0%
Aisin Seiki Co., Ltd.	229,000	$7,683,397
Continental AG	39,380	8,411,007
Hankook Tire Co., Ltd.	225,330	7,543,391
Hanon Systems Corp.	12,880	428,220
Linamar Corp.	9,470	496,386
Magna International, Inc. (New York) – Class A	184,190	8,842,962
Nexen Tire Corp.	43,640	530,629
Nexteer Automotive Group Ltd.	293,950	297,160
Plastic Omnium SA	168,806	3,877,884
SAF-Holland SA	27,490	362,617
Sumitomo Electric Industries Ltd.	683,600	8,745,403
Sumitomo Rubber Industries Ltd.	13,600	188,784
Valeo SA	80,362	10,911,310

		58,319,150

Automobiles – 2.3%
Honda Motor Co., Ltd.	462,500	13,804,095
Peugeot SA(a)	811,480	12,295,997
Toyota Motor Corp.	138,900	8,132,306

		34,232,398

Distributors – 0.0%
Inchcape PLC	47,970	522,713

Diversified Consumer Services – 0.7%
Estacio Participacoes SA	444,900	1,582,316
G8 Education Ltd.	91,950	189,576
Kroton Educacional SA	308,800	600,542
TAL Education Group (ADR)(a)	227,801	7,323,802

		9,696,236

Hotels, Restaurants & Leisure – 2.9%
Ardent Leisure Group	325,750	618,412
Betfair Group PLC	59,390	2,993,168
Domino’s Pizza Group PLC	256,580	3,452,406
Echo Entertainment Group Ltd.	516,210	1,766,349
Jollibee Foods Corp.	151,610	626,528
Melco International Development Ltd.	2,219,000	2,716,410
Merlin Entertainments PLC(b)	908,471	5,118,858
Mitchells & Butlers PLC(a)	44,910	215,157
Sodexo SA	156,870	13,016,157
Tatts Group Ltd.	1,901,825	5,045,883
William Hill PLC	596,570	3,172,936
Yum! Brands, Inc.	40,500	3,237,975

		41,980,239

AB BLENDED STYLE FUNDS •	31

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Household Durables – 0.1%
Auto Trader Group PLC(a)(b)	74,745	$384,562
Berkeley Group Holdings PLC	11,680	591,247
Rinnai Corp.	5,000	381,479

		1,357,288

Internet & Catalog Retail – 0.1%
Ikyu Corp.	23,800	518,959
Qunar Cayman Islands Ltd. (ADR)(a)	5,583	167,881
Vipshop Holdings Ltd. (ADR)(a)	64,970	1,091,496

		1,778,336

Leisure Products – 0.6%
Amer Sports Oyj	21,950	558,313
Bandai Namco Holdings, Inc.	336,200	7,802,767

		8,361,080

Media – 4.1%
Cineplex, Inc.	38,040	1,351,995
CTS Eventim AG & Co. KGaA	169,512	6,287,323
Liberty Global PLC – Class A(a)	26,215	1,125,672
Liberty Global PLC – Series C(a)	297,237	12,192,662
Loen Entertainment, Inc.	6,090	412,235
Mediaset Espana Comunicacion SA	21,130	230,992
Metropole Television SA	24,900	476,165
Naspers Ltd. – Class N	9,870	1,236,978
NOS SGPS SA	47,560	392,850
RELX PLC	267,030	4,579,946
Rightmove PLC	30,460	1,684,646
Sky PLC	111,370	1,761,988
Thomson Reuters Corp.	131,010	5,265,925
TV Asahi Holdings Corp.	52,600	804,324
Vivendi SA	524,155	12,418,115
Wolters Kluwer NV	180,150	5,555,703
WPP PLC	199,750	4,158,596

		59,936,115

Multiline Retail – 1.5%
B&M European Value Retail SA	2,329,380	11,492,725
Dollarama, Inc.	13,410	905,690
Don Quijote Holdings Co., Ltd.	20,900	787,422
Harvey Norman Holdings Ltd.	128,250	351,298
Next PLC	37,960	4,374,587
Poundland Group PLC	885,170	3,749,313

		21,661,035

Specialty Retail – 1.3%
Ace Hardware Indonesia Tbk PT	5,596,300	193,207
AutoCanada, Inc.	13,860	268,580
Card Factory PLC	409,010	2,425,420

32	• AB BLENDED STYLE FUNDS

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

L’Occitane International SA	123,250	$256,677
Mr. Price Group Ltd.	23,670	330,422
Shimamura Co., Ltd.	4,600	495,486
Sports Direct International PLC(a)	966,882	11,092,733
WH Smith PLC	114,830	2,721,998
Yamada Denki Co., Ltd.	173,300	698,662

		18,483,185

Textiles, Apparel & Luxury Goods – 2.2%
Brunello Cucinelli SpA	14,720	267,069
Cie Financiere Richemont SA	161,407	12,559,226
Eclat Textile Co., Ltd.	56,336	894,540
Global Brands Group Holding Ltd.(a)	11,628,000	2,407,138
HUGO BOSS AG	58,423	6,569,109
Nan Liu Enterprise Co., Ltd.	90,230	473,393
Pacific Textiles Holdings Ltd.	1,320,000	1,793,415
Samsonite International SA	2,222,200	7,247,495

		32,211,385

		288,539,160

Financials – 19.1%
Banks – 8.7%
77 Bank Ltd. (The)	53,000	301,059
Australia & New Zealand Banking Group Ltd.	90,270	1,724,710
Banca Popolare dell’Emilia Romagna SC	47,230	389,506
Banca Popolare di Milano Scarl	394,800	390,351
Banco Macro SA (ADR)(a)	3,950	151,680
Bank Hapoalim BM	2,008,046	10,104,737
Bank of Georgia Holdings PLC	10,920	298,537
Bank of Queensland Ltd.	1,436,912	11,763,206
BOC Hong Kong Holdings Ltd.	1,463,000	4,305,312
China Development Financial Holding Corp.	1,153,000	311,041
Danske Bank A/S	619,200	18,712,433
DBS Group Holdings Ltd.	141,600	1,616,269
DGB Financial Group, Inc.	21,830	194,128
FinecoBank Banca Fineco SpA	308,637	2,051,073
Hachijuni Bank Ltd. (The)	44,000	312,321
Hang Seng Bank Ltd.	77,400	1,397,179
ING Groep NV	1,173,460	16,586,980
KB Financial Group, Inc.	159,290	4,734,853
Liberbank SA(a)	443,380	267,365
Mitsubishi UFJ Financial Group, Inc.	4,717,600	28,504,863
Resona Holdings, Inc.	717,300	3,654,819
Seven Bank Ltd.	1,558,700	6,746,167
SpareBank 1 SR-Bank ASA	35,020	174,517
Sumitomo Mitsui Financial Group, Inc.	81,000	3,071,543
UniCredit SpA	1,407,720	8,775,996

		126,540,645

AB BLENDED STYLE FUNDS •	33

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Capital Markets – 1.8%
3i Group PLC	104,850	$740,648
Credit Suisse Group AG (REG)(a)	119,260	2,866,633
GAM Holding AG(a)	29,470	518,718
Partners Group Holding AG	24,560	8,324,341
UBS Group AG	751,263	13,889,438

		26,339,778

Consumer Finance – 0.1%
AEON Thana Sinsap Thailand PCL	72,200	190,471
AEON Thana Sinsap Thailand PCL (NVDR)	20,100	53,063
Credito Real SAB de CV SOFOM ER	172,772	337,574
Gentera SAB de CV	126,410	206,535
International Personal Finance PLC	54,950	322,922

		1,110,565

Diversified Financial Services – 0.8%
Challenger Ltd./Australia	1,126,470	5,684,875
GRENKELEASING AG	13,560	2,148,499
IG Group Holdings PLC	298,850	3,482,932

		11,316,306

Insurance – 6.6%
Admiral Group PLC	702,182	15,970,261
AIA Group Ltd.	2,547,400	13,248,380
Anadolu Hayat Emeklilik AS	171,521	310,686
Assicurazioni Generali SpA	690,978	12,642,269
Direct Line Insurance Group PLC	1,122,275	6,367,963
Euler Hermes Group	28,869	2,677,431
Intact Financial Corp.	20,160	1,415,808
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (REG)	66,750	12,466,526
NN Group NV	456,000	13,090,492
Prudential PLC	664,160	14,011,465
Sampo Oyj – Class A	32,150	1,555,966
T&D Holdings, Inc.	133,800	1,580,425
Tryg A/S	93,810	1,822,671

		97,160,343

Real Estate Investment Trusts (REITs) – 0.1%
Allied Properties Real Estate Investment Trust	9,170	240,021
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	210,170	174,509
Granite Real Estate Investment Trust (Toronto)	16,790	472,813
Merlin Properties Socimi SA(a)	25,460	303,226
Mexico Real Estate Management SA de CV(a)	145,920	184,462

34	• AB BLENDED STYLE FUNDS

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

PLA Administradora Industrial S de RL de CV(a)	108,810	$198,505
Vastned Retail NV	9,840	427,232

		2,000,768

Real Estate Management & Development – 1.0%
Aeon Mall Co., Ltd.	21,200	325,660
Altus Group Ltd./Canada	12,630	193,827
Ayala Land, Inc.	2,586,600	1,887,090
CA Immobilien Anlagen AG(a)	23,540	433,220
Corp. Inmobiliaria Vesta SAB de CV	306,540	479,805
Countrywide PLC	45,388	344,946
Global Logistic Properties Ltd.	6,097,833	8,766,893
Huaku Development Co., Ltd.	249,000	433,621
Lend Lease Group	18,080	160,065
Nexity SA	12,810	552,431
Quintain Estates & Development PLC(a)	312,160	664,650

		14,242,208

Thrifts & Mortgage Finance – 0.0%
Paragon Group of Cos. PLC (The)	78,820	471,556

		279,182,169

Industrials – 15.0%
Aerospace & Defense – 1.8%
Airbus Group SE	100,387	5,944,917
QinetiQ Group PLC	470,006	1,605,950
Saab AB – Class B	18,800	503,421
Safran SA	108,340	8,146,257
Senior PLC	114,440	435,772
Zodiac Aerospace	448,600	10,299,961

		26,936,278

Air Freight & Logistics – 0.3%
bpost SA	180,290	4,287,226
Oesterreichische Post AG	1,686	57,888

		4,345,114

Airlines – 3.1%
Air Arabia PJSC	707,180	270,028
Air Canada(a)	46,220	371,630
International Consolidated Airlines Group SA(a)	2,115,620	18,898,533
Japan Airlines Co., Ltd.	315,900	11,178,096
Qantas Airways Ltd.(a)	3,356,700	8,812,586
Ryanair Holdings PLC (Sponsored ADR)	64,240	5,029,992

		44,560,865

Building Products – 0.3%
Assa Abloy AB – Class B	117,570	2,108,709

AB BLENDED STYLE FUNDS •	35

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

China Lesso Group Holdings Ltd.	243,000	$195,160
DIRTT Environmental Solutions(a)	63,432	269,509
Kingspan Group PLC	45,950	1,110,509

		3,683,887

Commercial Services & Supplies – 2.4%
APR Energy PLC(a)	602,804	725,627
Babcock International Group PLC	943,599	13,053,944
Berendsen PLC	126,810	1,928,461
dorma & kaba Holding AG (REG)	1,380	847,567
Loomis AB – Class B	15,680	410,973
Park24 Co., Ltd.	244,700	4,592,474
Regus PLC	2,638,108	12,273,686
Rentokil Initial PLC	303,920	678,888

		34,511,620

Construction & Engineering – 0.0%
UGL Ltd.	113,390	150,675

Electrical Equipment – 0.0%
TKH Group NV	10,340	375,055

Industrial Conglomerates – 0.0%
Rheinmetall AG	8,620	530,034

Machinery – 1.8%
Bodycote PLC	39,450	328,736
Hoshizaki Electric Co., Ltd.	107,600	7,542,383
JTEKT Corp.	671,200	9,397,462
KION Group AG(a)	104,940	4,663,074
Krones AG	8,180	862,113
KUKA AG	7,760	595,535
LISI	14,650	396,397
Melrose Industries PLC	152,356	609,491
Morgan Advanced Materials PLC	107,280	458,061
Nabtesco Corp.	22,600	412,903
Nachi-Fujikoshi Corp.	29,000	120,255
Pfeiffer Vacuum Technology AG	3,630	419,388
Vesuvius PLC	68,790	367,849

		26,173,647

Marine – 0.6%
Nippon Yusen KK	3,695,000	8,562,918

Professional Services – 2.9%
Bureau Veritas SA	576,620	12,172,600
Capita PLC	761,676	13,833,553
Experian PLC	215,800	3,464,289
Teleperformance	178,323	13,530,674

		43,001,116

36	• AB BLENDED STYLE FUNDS

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Road & Rail – 1.1%
Central Japan Railway Co.	98,600	$15,897,048
National Express Group PLC	104,665	450,929

		16,347,977

Trading Companies & Distributors – 0.7%
Brenntag AG	104,510	5,638,709
Bunzl PLC	119,980	3,219,564
Diploma PLC	41,490	417,380
Ramirent Oyj	29,110	223,275
Rexel SA	19,058	234,614

		9,733,542

		218,912,728

Information Technology – 8.7%
Communications Equipment – 0.2%
BYD Electronic International Co., Ltd.(a)	337,000	210,997
Telit Communications PLC(a)	66,570	340,379
VTech Holdings Ltd.	166,000	1,969,745

		2,521,121

Electronic Equipment, Instruments & Components – 0.3%
Celestica, Inc.(a)	158,230	2,037,011
Ju Teng International Holdings Ltd.	595,750	296,241
PAX Global Technology Ltd.	630,000	656,818
Samsung Electro-Mechanics Co., Ltd.	9,320	507,963
Tongda Group Holdings Ltd.	3,799,600	662,274

		4,160,307

Internet Software & Services – 0.8%
Baidu, Inc. (Sponsored ADR)(a)	37,250	5,118,522
Dip Corp.	21,100	347,869
Moneysupermarket.com Group PLC	701,850	3,593,472
Tencent Holdings Ltd.	169,500	2,861,612

		11,921,475

IT Services – 1.6%
Alten SA	17,670	907,564
Amadeus IT Holding SA – Class A	157,040	6,728,400
CGI Group, Inc. – Class A(a)	47,210	1,710,456
Computacenter PLC	38,432	439,523
Obic Co., Ltd.	152,700	6,985,146
Optimal Payments PLC(a)	98,760	484,275
Otsuka Corp.	70,700	3,444,761
SCSK Corp.	49,400	1,854,499
Wirecard AG	33,139	1,586,766

		24,141,390

AB BLENDED STYLE FUNDS •	37

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Semiconductors & Semiconductor Equipment – 3.0%
Advanced Semiconductor Engineering, Inc.	2,464,000	$2,684,739
ASM International NV	8,050	261,271
Hermes Microvision, Inc.	17,000	648,023
Hua Hong Semiconductor Ltd.(a)(b)	245,000	248,557
Infineon Technologies AG	689,120	7,742,559
Novatek Microelectronics Corp.	1,338,000	4,200,771
Sanken Electric Co., Ltd.	87,000	293,720
SCREEN Holdings Co., Ltd.	1,820,000	8,900,733
Siltronic AG(a)	11,500	316,888
Sumco Corp.	892,700	8,006,554
Tokyo Electron Ltd.	214,900	10,146,548

		43,450,363

Software – 2.4%
Capcom Co., Ltd.	14,500	285,918
Constellation Software, Inc./Canada	5,750	2,410,088
Dassault Systemes	153,570	11,349,593
NICE-Systems Ltd.	76,773	4,299,967
Nintendo Co., Ltd.	33,900	5,713,901
Oracle Corp. Japan	175,100	7,394,297
Sage Group PLC (The)	181,460	1,372,849
SAP SE	31,471	2,038,807
UBISOFT Entertainment(a)	39,380	799,271

		35,664,691

Technology Hardware, Storage & Peripherals – 0.4%
Samsung Electronics Co., Ltd.	3,600	3,454,032
Samsung Electronics Co., Ltd. (GDR) (London)(b)	5,210	2,463,955

		5,917,987

		127,777,334

Consumer Staples – 8.7%
Beverages – 0.3%
Anheuser-Busch InBev SA/NV	32,030	3,406,565
Coca-Cola Icecek AS	17,320	198,227
Cott Corp.	46,230	499,541

		4,104,333

Food & Staples Retailing – 2.1%
Alimentation Couche-Tard, Inc. – Class B	56,688	2,606,926
Booker Group PLC	281,670	788,944
Clicks Group Ltd.	40,230	261,084
CP ALL PCL	784,200	1,031,700
Delhaize Group	178,570	15,828,551
Koninklijke Ahold NV	74,595	1,455,201
Lawson, Inc.	21,800	1,608,460

38	• AB BLENDED STYLE FUNDS

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Lenta Ltd. (GDR)(a)(b)	121,760	$913,200
MARR SpA	36,410	691,399
Metro, Inc.	32,810	893,947
Olam International Ltd.	2,543,946	3,621,159
Tsuruha Holdings, Inc.	10,900	939,341

		30,639,912

Food Products – 0.3%
Calbee, Inc.	21,300	689,268
Glanbia PLC	34,416	640,615
Mayora Indah Tbk PT	196,567	356,906
Nestle SA (REG)	34,900	2,624,677
Universal Robina Corp.	65,100	267,658

		4,579,124

Household Products – 0.8%
Henkel AG & Co. KGaA	40,534	3,582,719
Pigeon Corp.	38,900	908,930
Reckitt Benckiser Group PLC	83,573	7,578,882

		12,070,531

Personal Products – 0.9%
Cosmax, Inc.	3,910	707,147
Hengan International Group Co., Ltd.	432,000	4,224,177
Kao Corp.	105,100	4,764,271
L’Oreal SA	12,370	2,150,079
Unilever PLC	48,970	1,994,537

		13,840,211

Tobacco – 4.3%
British American Tobacco PLC	824,134	45,472,173
Imperial Tobacco Group PLC	184,530	9,539,971
Japan Tobacco, Inc.	230,000	7,134,638

		62,146,782

		127,380,893

Health Care – 8.5%
Biotechnology – 0.3%
CSL Ltd.	68,260	4,295,819
Medy-Tox, Inc.	1,850	669,213

		4,965,032

Health Care Equipment & Supplies – 0.6%
Cochlear Ltd.	25,440	1,496,933
Essilor International SA	18,440	2,252,783
Ginko International Co., Ltd.	50,000	503,506
Sartorius AG (Preference Shares)	18,535	4,404,194
Sorin SpA(a)	187,362	540,665

		9,198,081

AB BLENDED STYLE FUNDS •	39

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care Providers & Services – 0.4%
Shanghai Pharmaceuticals Holding Co., Ltd. – Class H	96,700	$202,926
Sonic Healthcare Ltd.	447,650	5,757,826

		5,960,752

Health Care Technology – 0.1%
M3, Inc.	26,700	530,604
NNIT A/S(a)(b)	23,817	552,859

		1,083,463

Life Sciences Tools & Services – 1.3%
Eurofins Scientific SE	58,680	18,044,642
Horizon Discovery Group PLC(a)	83,728	193,156

		18,237,798

Pharmaceuticals – 5.8%
Aspen Pharmacare Holdings Ltd.(a)	37,910	806,631
China Traditional Chinese Medicine Co., Ltd.(a)	512,000	394,184
GlaxoSmithKline PLC	937,369	17,991,752
Novartis AG (REG)	83,760	7,698,536
Novo Nordisk A/S – Class B	114,747	6,192,271
Ouro Fino Saude Animal Participacoes SA	32,200	272,090
Recordati SpA	258,401	5,962,741
Roche Holding AG	128,120	34,012,216
Sanofi	35,870	3,414,824
Shionogi & Co., Ltd.	110,800	3,971,642
Teva Pharmaceutical Industries Ltd.	59,766	3,377,623

		84,094,510

		123,539,636

Telecommunication Services – 6.3%
Diversified Telecommunication Services – 4.4%
Bezeq The Israeli Telecommunication Corp., Ltd.	5,036,059	9,638,007
BT Group PLC	1,882,090	11,978,636
Com Hem Holding AB	48,790	408,740
Nippon Telegraph & Telephone Corp.	674,100	23,744,233
Proximus	70,110	2,425,242
Singapore Telecommunications Ltd.	1,588,300	3,992,195
Telefonica Brasil SA (Preference Shares)	534,400	4,942,981
Telenor ASA	299,360	5,594,008
Telstra Corp., Ltd.	500,690	1,979,575

		64,703,617

Wireless Telecommunication Services – 1.9%
China Mobile Ltd.	477,000	5,690,914

40	• AB BLENDED STYLE FUNDS

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

SK Telecom Co., Ltd.	13,780	$3,056,896
Vodafone Group PLC	5,928,679	18,699,544

		27,447,354

		92,150,971

Materials – 4.0%
Chemicals – 3.3%
Arkema SA	122,442	7,936,440
Chr Hansen Holding A/S	10,250	573,309
Croda International PLC	88,390	3,626,969
Denki Kagaku Kogyo KK	68,000	268,322
Essentra PLC	1,169,434	13,933,905
FUCHS PETROLUB SE (Preference Shares)	7,630	337,706
Fufeng Group Ltd.	904,000	370,860
Givaudan SA (REG)(a)	2,030	3,303,142
Hyosung Corp.	1,910	182,448
Incitec Pivot Ltd.	111,430	307,128
JSR Corp.	628,500	9,059,766
Kansai Paint Co., Ltd.	45,000	612,019
Koninklijke DSM NV	134,935	6,227,466
LANXESS AG	8,540	399,868
Nippon Shokubai Co., Ltd.	4,000	272,016

		47,411,364

Construction Materials – 0.0%
Cemex Latam Holdings SA(a)	63,110	251,393

Containers & Packaging – 0.1%
Amcor Ltd./Australia	143,740	1,336,761
Smurfit Kappa Group PLC	20,750	559,047

		1,895,808

Metals & Mining – 0.0%
Dowa Holdings Co., Ltd.	55,000	416,782

Paper & Forest Products – 0.6%
Mondi PLC	435,860	9,135,264

		59,110,611

Energy – 3.5%
Oil, Gas & Consumable Fuels – 3.5%
BG Group PLC	792,296	11,429,568
JX Holdings, Inc.	3,711,500	13,401,922
Petroleo Brasileiro SA (Sponsored ADR)(a)	590,490	2,173,003
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	130,498	3,095,388
Royal Dutch Shell PLC – Class B	77,430	1,830,851
TOTAL SA	420,110	18,897,743

		50,828,475

AB BLENDED STYLE FUNDS •	41

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Utilities – 2.1%
Electric Utilities – 1.7%
EDP – Energias de Portugal SA	5,067,310	$18,564,224
Electricite de France SA	368,500	6,506,789

		25,071,013

Independent Power and Renewable Electricity Producers – 0.3%
Electric Power Development Co., Ltd.	14,800	451,686
Huadian Power International Corp., Ltd. – Class H	276,000	216,561
TerraForm Global, Inc. – Class A(a)	447,765	2,982,115

		3,650,362

Water Utilities – 0.1%
Cia de Saneamento Basico do Estado de Sao Paulo	96,100	383,964
CT Environmental Group Ltd.	1,884,000	587,119
Pennon Group PLC	43,420	510,727

		1,481,810

		30,203,185

Total Common Stocks (cost $1,420,047,549)		1,397,625,162

WARRANTS – 1.1%
Financials – 0.5%
Banks – 0.0%
Yes Bank Ltd., Merrill Lynch Intl & Co., expiring 6/25/18(a)	42,380	472,092

Thrifts & Mortgage Finance – 0.5%
Housing Development Finance Corp., Ltd., Deutsche Bank AG, expiring 1/30/17(a)(b)	362,170	6,707,865
LIC Housing Finance Ltd., JPMorgan Chase Bank, expiring 3/06/17(a)(b)	68,070	488,088

		7,195,953

		7,668,045

Information Technology – 0.4%
IT Services – 0.4%
HCL Technologies Ltd., Merrill Lynch Intl & Co., expiring 11/29/18(a)	85,170	1,280,691
Tata Consultancy Services Ltd., Merrill Lynch Intl & Co., expiring 1/08/19(a)	79,624	3,142,144
Tata Consultancy Services Ltd., Merrill Lynch Intl & Co., expiring 12/14/15(a)	34,950	1,380,647

		5,803,482

42	• AB BLENDED STYLE FUNDS

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care – 0.2%
Pharmaceuticals – 0.2%
Aurobindo Pharma Ltd., Merrill Lynch Intl & Co., expiring 10/03/18(a)	44,910	$528,247
Sun Pharmaceutical Industries Ltd., Merrill Lynch Intl & Co., expiring 7/27/18(a)	177,880	2,365,195

		2,893,442

Consumer Discretionary – 0.0%
Auto Components – 0.0%
Motherson Sumi Systems Ltd., JPMorgan Chase Bank, expiring 11/05/18(a)	74,190	262,078

Total Warrants (cost $12,666,925)		16,627,047

	Principal Amount (000)
SHORT-TERM INVESTMENTS – 1.8%
Repurchase Agreements – 1.8%
State Street Bank & Trust Co. 0.00%, dated 9/30/15 due 10/01/15 in the amount of $25,840,183 (collateralized by $25,685,000 U.S. Treasury Notes, 2.00% due 10/31/21, value $26,359,231) (cost $25,840,183)	$25,840	25,840,183

Total Investments – 98.6% (cost $1,458,554,657)		1,440,092,392
Other assets less liabilities – 1.4%		20,553,181

Net Assets – 100.0%		$1,460,645,573

FUTURES (see Note 3)

Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2015	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
EURO STOXX 50 Futures	292	December 2015	$10,522,914	$10,085,336	$(437,578)
Mini MSCI EAFE Futures	165	December 2015	14,100,738	13,608,375	(492,363)

					$(929,941)

AB BLENDED STYLE FUNDS •	43

International Portfolio—Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	HKD	162,392	USD	20,948	12/15/15	$(5,094)
Barclays Bank PLC	USD	40,023	SEK	335,714	12/15/15	156,836
BNP Paribas SA	USD	7,072	AUD	10,073	12/15/15	(29,100)
Citibank	BRL	38,798	USD	10,794	10/02/15	1,007,659
Citibank	USD	9,766	BRL	38,798	10/02/15	20,691
Citibank	CAD	4,370	USD	3,274	12/15/15	(46)
Credit Suisse International	USD	9,633	SEK	80,952	12/15/15	56,024
Deutsche Bank AG	ILS	12,314	USD	3,133	12/15/15	(9,274)
Deutsche Bank AG	USD	3,676	AUD	5,263	12/15/15	3,346
Goldman Sachs Bank USA	KRW	4,382,844	USD	3,677	12/15/15	(11,338)
Goldman Sachs Bank USA	TWD	374,103	USD	11,520	12/15/15	218,190
Goldman Sachs Bank USA	USD	6,746	JPY	813,347	12/15/15	41,984
HSBC Bank USA	ILS	65,157	USD	16,787	12/15/15	161,436
JPMorgan Chase Bank	USD	15,980	JPY	1,932,482	12/15/15	147,973
Morgan Stanley & Co., Inc.	KRW	4,370,157	USD	3,737	12/15/15	59,242
Morgan Stanley & Co., Inc.	KRW	2,926,822	USD	2,451	12/15/15	(12,095)
Morgan Stanley & Co., Inc.	USD	12,164	EUR	10,871	12/15/15	(1,865)
Morgan Stanley & Co., Inc.	USD	16,975	JPY	2,041,347	12/15/15	61,837
Royal Bank of Scotland PLC	BRL	38,798	USD	9,766	10/02/15	(20,692)
Royal Bank of Scotland PLC	USD	9,600	BRL	38,798	10/02/15	186,453
Royal Bank of Scotland PLC	BRL	27,210	USD	6,658	11/04/15	(129,843)
Royal Bank of Scotland PLC	CAD	28,775	USD	21,746	12/15/15	190,451
Royal Bank of Scotland PLC	CHF	16,844	USD	17,345	12/15/15	15,861
Royal Bank of Scotland PLC	CNY	122,683	USD	18,924	12/15/15	(220,675)
Royal Bank of Scotland PLC	KRW	8,376,215	USD	7,042	12/15/15	(7,489)
Royal Bank of Scotland PLC	USD	35,406	EUR	31,734	12/15/15	98,230
Standard Chartered Bank	CNY	33,941	USD	5,260	12/15/15	(36,631)
State Street Bank & Trust Co.	ILS	16,571	USD	4,361	12/15/15	132,151
UBS AG	CHF	7,263	USD	7,453	12/15/15	(19,772)
UBS AG	EUR	29,027	USD	32,722	12/15/15	246,783
UBS AG	GBP	35,853	USD	54,879	12/15/15	659,034
UBS AG	USD	47,198	EUR	42,279	12/15/15	103,130
UBS AG	USD	16,940	JPY	2,044,432	12/15/15	122,673

						$3,186,070

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2015, the aggregate market value of these securities amounted to $16,877,944 or 1.2% of net assets.

Currency Abbreviations:

AUD	– Australian Dollar
BRL	– Brazilian Real
CAD	– Canadian Dollar
CHF	– Swiss Franc
CNY	– Chinese Yuan Renminbi
EUR	– Euro
GBP	– Great British Pound
HKD	– Hong Kong Dollar
ILS	– Israeli Shekel
JPY	– Japanese Yen
KRW	– South Korean Won
SEK	– Swedish Krona
TWD	– New Taiwan Dollar
USD	– United States Dollar

44	• AB BLENDED STYLE FUNDS

International Portfolio—Portfolio of Investments

Glossary:

ADR	– American Depositary Receipt
EAFE	– Europe, Australia, and Far East
GDR	– Global Depositary Receipt
MSCI	– Morgan Stanley Capital International
NVDR	– Non Voting Depositary Receipt
PJSC	– Public Joint Stock Company
REG	– Registered Shares

See notes to financial statements.

AB BLENDED STYLE FUNDS •	45

International Portfolio—Portfolio of Investments

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2015

	Tax-Managed International Portfolio	International Portfolio
Assets
Investments in securities, at value	$3,510,086,658	$1,440,092,392
Foreign currencies, at value(a)	37,597,527	14,632,759
Cash collateral due from broker	3,139,500	1,967,973
Receivables:
Dividends and interest	9,286,033	3,787,939
Investment securities sold and foreign currency transactions	8,552,238	3,310,021
Foreign withholding tax reclaims	7,740,520	2,808,873
Capital shares sold	3,123,118	1,077,118
Margin due from broker on exchange-traded derivatives	1,275,925	477,939
Unrealized appreciation of forward currency exchange contracts	27,816,583	3,689,984

Total assets	3,608,618,102	1,471,844,998

Liabilities
Payables:
Investment securities purchased and foreign currency transactions	19,480,704	8,651,554
Capital shares redeemed	3,197,549	526,008
Management fee	2,440,105	1,031,309
Shareholder servicing fee	742,576	302,958
Transfer Agent fee	24,498	16,129
Distribution fee	661	2,461
Accrued expenses	257,440	165,092
Unrealized depreciation of forward currency exchange contracts	14,804,630	503,914

Total liabilities	40,948,163	11,199,425

Net Assets	$3,567,669,939	$1,460,645,573

Cost of investments	$3,484,260,847	$1,458,554,657

Net Assets Consist of:
Capital stock, at par	$241,953	$99,492
Additional paid-in capital	5,514,518,117	2,491,384,302
Undistributed net investment income	54,527,783	20,358,531
Accumulated net realized loss on investment and foreign currency transactions	(2,036,773,758)	(1,034,697,410)
Net unrealized appreciation/depreciation of:
Investments and futures transactions	23,145,082	(19,392,206)
Foreign currency denominated assets and liabilities	12,010,762	2,892,864

	$3,567,669,939	$1,460,645,573

(a)	Cost: $37,876,215 and $14,710,904, respectively. (Note 1)

See notes to financial statements.

46	• AB BLENDED STYLE FUNDS

Statement of Assets and Liabilities

	Tax-Managed International Portfolio	International Portfolio
Calculation of Maximum Offering Price
Tax-Managed International Class Shares
Net Assets	$3,565,819,907
Shares of capital stock outstanding	241,825,728

Net asset value, offering and redemption price per share	$14.75

International Class Shares
Net Assets		$1,454,580,860
Shares of capital stock outstanding		99,072,412

Net asset value, offering and redemption price per share		$14.68

Class A Shares
Net Assets	$1,410,073	$4,172,406
Shares of capital stock outstanding	97,009	288,404

Net asset value and redemption price per share	$14.54	$14.47
Sales charge — 4.25% of public offering price	0.65	0.64

Maximum offering price	$15.19	$15.11

Class B Shares
Net Assets	$15,971	$54,550
Shares of capital stock outstanding	1,098.33	3,751

Net asset value and offering price per share	$14.54	$14.54

Class C Shares
Net Assets	$423,988	$1,837,757
Shares of capital stock outstanding	29,192	127,305

Net asset value and offering price per share	$14.52	$14.44

See notes to financial statements.

AB BLENDED STYLE FUNDS •	47

Statement of Assets and Liabilities

STATEMENT OF OPERATIONS

For the Year Ended September 30, 2015

	Tax-Managed International Portfolio	International Portfolio
Investment Income
Income:
Interest	$86,376	$13,534
Dividends (net of foreign withholding taxes of $6,721,715 and $3,327,155, respectively)	90,041,510	37,282,079

Total income	90,127,886	37,295,613

Expenses:
Management fee (see Note 2A)	32,625,196	14,149,164
Shareholder servicing fee (see Note 2B)	9,370,156	3,924,256
Custodian fee	578,559	388,708
Transfer Agent fee – Non-Retail Class	175,093	113,329
Transfer Agent fee – Class A	2,643	14,509
Transfer Agent fee – Class B	33	353
Transfer Agent fee – Class C	744	6,990
Distribution fees – Class A	4,041	11,784
Distribution fees – Class B	172	1,044
Distribution fees – Class C	4,256	21,297
Directors’ fees and expenses	192,806	79,855
Auditing and tax fees	165,747	81,946
Legal fees	110,897	50,337
Registration fees	84,641	78,659
Printing fees	72,864	65,024
Miscellaneous	175,679	99,528

Total expenses	43,563,527	19,086,783
Less: expenses waived and reimbursed by the Adviser (see Note 2A and 2B)	(1,883,636)	(848,563)

Net expenses	41,679,891	18,238,220

Net investment income	48,447,995	19,057,393

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	94,368,821	46,785,305
Futures	(528,655)	(219,527)
Foreign currency transactions	(51,503,527)	(18,332,625)

Net realized gain on investment and foreign currency transactions	42,336,639	28,233,153

Net change in unrealized appreciation/depreciation of:
Investments(a)	(318,204,716)	(133,510,149)
Futures	(2,680,729)	(929,941)
Foreign currency denominated assets and liabilities	28,467,898	5,891,893

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(292,417,547)	(128,548,197)

Net realized and unrealized loss on investment and foreign currency transactions	(250,080,908)	(100,315,044)

Net Decrease in Net Assets Resulting from Operations	$(201,632,913)	$(81,257,651)

(a)	Net of decrease in accrued foreign capital gains taxes of $9,779 and $4,298 for the Tax-Managed International Portfolio and International Portfolio, respectively.

See notes to financial statements.

48	• AB BLENDED STYLE FUNDS

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Tax-Managed International Portfolio
Year Ended September 30, 2015	Year Ended September 30, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment income	$48,447,995	$87,643,908
Net realized gain on investment and foreign currency transactions	42,336,639	282,512,411
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(292,417,547)	(316,206,327)
Contributions from Affiliates (see Note 2A)	– 0	–	326,920

Net increase (decrease) in net assets resulting from operations	(201,632,913)	54,276,912

Dividends to Shareholders:
Dividends from net investment income Tax-Managed International Class	(80,084,079)	(74,173,881)
Class A	(33,747)	(25,889)
Class B	(282)	– 0	–
Class C	(4,824)	(3,921)

Total dividends to shareholders	(80,122,932)	(74,203,691)

Capital-Share Transactions:
Net proceeds from sales of shares	682,659,058	612,689,796
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends	57,663,784	49,983,326

Total proceeds from shares sold	740,322,842	662,673,122
Cost of shares redeemed	(646,018,214)	(725,514,783)

Net increase (decrease) in net assets from capital-share transactions	94,304,628	(62,841,661)

Net decrease in net assets	(187,451,217)	(82,768,440)
Net Assets:
Beginning of period	3,755,121,156	3,837,889,596

End of period(a)	$3,567,669,939	$3,755,121,156

(a) Includes undistributed net investment income of:	$54,527,783	$69,844,641

See notes to financial statements.

AB BLENDED STYLE FUNDS •	49

Statement of Changes in Net Assets

International Portfolio
Year Ended September 30, 2015	Year Ended September 30, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment income	$19,057,393	$35,272,558
Net realized gain on investment and foreign currency transactions	28,233,153	113,790,770
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(128,548,197)	(129,930,401)
Contributions from Affiliates (see Note 2A)	– 0	–	133,108

Net increase (decrease) in net assets resulting from operations	(81,257,651)	19,266,035

Dividends to Shareholders:
Dividends from net investment income International Class	(33,289,288)	(29,117,992)
Class A	(85,751)	(64,695)
Class B	(1,206)	(9)
Class C	(27,520)	(18,335)

Total dividends to shareholders	(33,403,765)	(29,201,031)

Capital-Share Transactions:
Net proceeds from sales of shares	423,608,238	387,101,487
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends	27,833,808	24,632,171

Total proceeds from shares sold	451,442,046	411,733,658
Cost of shares redeemed	(412,106,445)	(473,117,323)

Net increase (decrease) in net assets from capital-share transactions	39,335,601	(61,383,665)

Net decrease in net assets	(75,325,815)	(71,318,661)
Net Assets:
Beginning of period	1,535,971,388	1,607,290,049

End of period(a)	$1,460,645,573	$1,535,971,388

(a) Includes undistributed net investment income of:	$20,358,531	$28,361,788

See notes to financial statements.

50	• AB BLENDED STYLE FUNDS

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

September 30, 2015

NOTE 1.

Organization and Significant Accounting Policies

The shares of AB Tax-Managed International Portfolio and International Portfolio are offered through the Tax-Managed International Portfolio and International Portfolio (the “Portfolios”), respectively, of the Sanford C. Bernstein Fund, Inc. (the “Fund”). Prior to January 20, 2015, the Portfolios were known as AllianceBernstein Tax-Managed International Portfolio and International Portfolio. The Fund is a managed open-end registered investment company incorporated in Maryland on May 4, 1988. The Fund operates as a series company currently comprised of 18 portfolios (“Portfolios”) with the following share classes offered: The Tax-Managed International and International Portfolios commenced offering of Class A, B and C shares on January 30, 2004 in addition to the existing Tax-Managed International and International Class shares, respectively. Collectively, the Class A, B and C shares are referred to as the “AB International Retail Class shares”. On September 17, 2015, the Fund’s Board of Directors (the “Board”) approved the creation of Class Z Shares for the International Portfolio and the Tax-Managed International Portfolio. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. These financial statements include only the AB International Retail Class shares. The financial highlights of the Tax-Managed International and International Class shares are presented in a separate financial report. All four classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

A. Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

AB BLENDED STYLE FUNDS •	51

Notes to Financial Statements

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility

52	• AB BLENDED STYLE FUNDS

Notes to Financial Statements

that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market value as described in Note 1.A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

AB BLENDED STYLE FUNDS •	53

Notes to Financial Statements

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of September 30, 2015:

Tax-Managed International Portfolio
Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Consumer Discretionary	$121,853,294		$568,667,353		$	– 0	–	$690,520,647
Financials	59,591,893		622,911,228			– 0	–	682,503,121
Industrials	16,960,883		517,983,496			– 0	–	534,944,379
Consumer Staples	12,677,547		298,773,441			– 0	–	311,450,988
Information Technology	29,284,141		281,593,170			– 0	–	310,877,311
Health Care	11,910,226		289,158,155			– 0	–	301,068,381
Telecommunication Services	12,019,870		217,021,785			– 0	–	229,041,655
Materials	577,236		142,934,925			– 0	–	143,512,161
Energy	5,248,158		119,233,012			– 0	–	124,481,170
Utilities	8,227,953		65,412,319			– 0	–	73,640,272
Warrants	– 0	–	40,421,322			– 0	–	40,421,322
Short-Term Investments	67,625,251		– 0	–		– 0	–	67,625,251

Total Investments in Securities	345,976,452		3,164,110,206	+		– 0	–	3,510,086,658
Other Financial Instruments*:
Assets:
Forward Currency Exchange Contracts	– 0	–	27,816,583			– 0	–	27,816,583
Liabilities:
Futures	(2,680,729)		– 0	–		– 0	–	(2,680,729	)#
Forward Currency Exchange Contracts	– 0	–	(14,804,630)			– 0	–	(14,804,630)

Total†^	$343,295,723		$3,177,122,159		$	– 0	–	$3,520,417,882

54	• AB BLENDED STYLE FUNDS

Notes to Financial Statements

International Portfolio
Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Consumer Discretionary	$50,885,294		$237,653,866		$	– 0	–	$288,539,160
Financials	24,553,997		254,628,172			– 0	–	279,182,169
Industrials	6,935,837		211,976,891			– 0	–	218,912,728
Information Technology	12,055,979		115,721,355			– 0	–	127,777,334
Consumer Staples	5,270,520		122,110,373			– 0	–	127,380,893
Health Care	5,422,299		118,117,337			– 0	–	123,539,636
Telecommunication Services	4,942,981		87,207,990			– 0	–	92,150,971
Materials	251,393		58,859,218			– 0	–	59,110,611
Energy	2,173,003		48,655,472			– 0	–	50,828,475
Utilities	3,366,079		26,837,106			– 0	–	30,203,185
Warrants	– 0	–	16,627,047			– 0	–	16,627,047
Short-Term Investments	25,840,183		– 0	–		– 0	–	25,840,183

Total Investments in Securities	141,697,565		1,298,394,827	+		– 0	–	1,440,092,392
Other Financial Instruments*:
Assets:
Forward Currency Exchange Contracts	– 0	–	3,689,984			– 0	–	3,689,984
Liabilities:
Futures	(492,363)		(437,578)			– 0	–	(929,941	)#
Forward Currency Exchange Contracts	– 0	–	(503,914)			– 0	–	(503,914)

Total††^	$141,205,202		$1,301,143,319		$	– 0	–	$1,442,348,521

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

+	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note 1.A.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

^	There were de minimis transfers under 1% of net assets from Level 2 to Level 1 during the reporting period.

†	An amount of $63,417,668 was transferred from Level 1 to Level 2 due to the above mentioned foreign equity fair valuation using third party vendor modeling tools during the reporting period.

††	An amount of $26,365,582 was transferred from Level 1 to Level 2 due to the above mentioned foreign equity fair valuation using third party vendor modeling tools during the reporting period.

AB BLENDED STYLE FUNDS •	55

Notes to Financial Statements

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolios. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

C. Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing

56	• AB BLENDED STYLE FUNDS

Notes to Financial Statements

foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices of equity securities sold during the year. The Fund does isolate the effect of changes in foreign exchange rates from changes in market prices of debt securities sold during the year, as required by the Internal Revenue Code.

The Portfolios may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D. Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

In consideration of recent decisions rendered by the European courts, certain Portfolios filed reclaims to recover taxes withheld on dividends earned from certain European Union countries during calendar years 2008 through 2010. These filing are subject to various administrative and judicial proceedings within these countries. In July 2015, the Tax-Managed International Portfolio successfully recovered taxes withheld by Finland for the aforementioned calendar years in the amount of $1,247,313. Such amount is disclosed in the statement of operations as dividend and interest income of $1,188,218 and $59,095, respectively. No other amounts for additional tax reclaims are disclosed in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that

AB BLENDED STYLE FUNDS •	57

Notes to Financial Statements

no provision for income tax is required in the Portfolios’ financial statements. As of September 30, 2015, the Portfolios did not have any unrecognized tax benefits.

E. Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

F. Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G. Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

H. Distribution of Income and Gains

Dividends from net investment income, if any, will be paid to shareholders at least once a year. Distributions of net realized gains, less any available loss carryforwards, if any, will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

58	• AB BLENDED STYLE FUNDS

Notes to Financial Statements

Permanent differences have no effect on net assets. The effects of such permanent differences on each Portfolio—due to foreign currency gain (loss) reclassifications and the tax treatment of passive foreign investment companies (PFICs)—are reflected as adjustments to the components of capital as of September 30, 2015, as shown below:

Portfolio	Increase (Decrease) to Additional Paid-in Capital			Increase (Decrease) to Undistributed Net Investment Income (Loss)	Increase (Decrease) to Accumulated Net Realized Gain (Loss) on Investment and Foreign Currency Transactions
Tax-Managed International Portfolio	$	– 0	–	$16,358,079	$(16,358,079)
International Portfolio		– 0	–	6,343,115	(6,343,115)

I. Repurchase Agreements

Each Portfolio may enter into repurchase agreements with banks or securities broker-dealers. It is the Fund’s policy that its custodian receives delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value of the collateral is equal to at least 100% of the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolio’s ability to dispose of the underlying securities.

NOTE 2.

Investment Management and Transactions with Affiliated Persons

A. Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

The Tax-Managed International Portfolio pays the Adviser an investment management fee at an annual rate of up to 0.925% of the first $1 billion, 0.85% of the next $3 billion, 0.80% of the next $2 billion, 0.75% of the next $2 billion, 0.65% of the next $2 billion and 0.60% in excess of $10 billion of the average daily net assets of the Portfolio. The International Portfolio pays the Adviser an investment management fee at an annual rate of up to 0.925% of the first $1 billion, 0.85% of the next $3 billion, 0.80% of the next $2 billion, 0.75% of the next $2 billion and 0.65% in excess of $8 billion of the average daily net assets of the Portfolio.

AB BLENDED STYLE FUNDS •	59

Notes to Financial Statements

The Adviser has agreed to voluntarily waive the annual investment management fees of the Tax-Managed International and International Portfolios by an amount equal to 0.05% per annum of the respective net assets of the Portfolios, effective November 1, 2011. For the period ending September 30, 2015, such waivers amounted to $1,875,012 and $788,186, respectively.

The Board has approved the creation of Class Z shares on the International Portfolio, and Tax-Managed International Portfolio and the new Class Z shares are expected to launch in late 2015. The Adviser intends to enter into Expense Limitation Undertakings with respect to the Portfolios so that total expenses of these Portfolios do not exceed 0.95% for Class Z shares.

B. Transfer Agency Agreement; Shareholder Servicing Fee

Under the Shareholder Servicing Agreement between the Sanford C. Bernstein Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder services to the Fund, the Portfolios and individual shareholders of the Portfolios (except the Retail Classes). Such services include, but are not limited to, providing information to shareholders concerning their Sanford C. Bernstein fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. This agreement applies only to the Tax-Managed International and International Class shares of the Portfolios. Under the agreement, the fee paid by the Tax-Managed International and International Class shares to the Adviser for services under this agreement is at an annual rate of 0.25 of 1%, annualized of the average daily net assets of each Portfolio attributable to the respective class during the month.

During the year ended September 30, 2014, the Adviser reimbursed the Tax-Managed International Portfolio and International Portfolio $326,920 and $133,108, respectively for trading losses incurred due to trade entry errors.

Under a Transfer Agency Agreement between the Fund, on behalf of the Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Retail Classes compensate ABIS, a wholly-owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub accounting services and/or networking services. Such compensation retained by ABIS amounted to: Tax-Managed International Portfolio, $1,149 and International Portfolio, $7,980 for the year ended September 30, 2015.

60	• AB BLENDED STYLE FUNDS

Notes to Financial Statements

Effective October 1, 2013, the Adviser has agreed to bear the costs of transfer agency and printing fees for Classes A, B, and C of the International and Tax-Managed International Portfolios. For the year ended September 30, 2015, such fees amounted to $60,377 and $8,624, respectively.

C. Distribution Arrangements—Tax-Managed International and International Class Shares

Under the Distribution Agreement between the Fund, on behalf of each Portfolio and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell Tax-Managed International and International Class shares of the Portfolios. This agreement does not apply to the AllianceBernstein International Retail Class shares of the Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D. Distribution Arrangements—AB International Retail Classes

The Retail Classes of the Portfolios have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each of the Retail Classes pays distribution services fees to AllianceBernstein Investments, Inc., (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to 0.25 of 1% of the Class A shares and 1% of the Class B and Class C shares of the respective average daily net assets attributable to the Retail Classes. Prior to January 30, 2015, the Retail Classes paid distribution service fees to the Retail Distributor at an annual rate of up to 0.30% of 1% of the Class A Shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Sanford C. Bernstein Fund, Inc., that it has incurred expenses in excess of the distribution costs reimbursed by each Portfolio as follows:

Portfolio	Class B	Class C
Tax-Managed International	$225,675	$1,236,219
International	196,390	1,454,007

While such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Retail Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio’s shares.

AB BLENDED STYLE FUNDS •	61

Notes to Financial Statements

E. Other Transactions with Affiliates

Class A shares of the Portfolios are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Portfolio’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase.

The Distributor has advised the Sanford C. Bernstein Fund, Inc., that it has retained front-end sales charges from sales of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C Shares for the year ended September 30, 2015, as follows:

	Front-End Sales Charges	Contingent Deferred Sales Charges
Portfolio	Class A	Class A			Class B			Class C
Tax-Managed International	$14	$	– 0	–	$	– 0	–	$	– 0	–
International	164		34			– 0	–		216

Brokerage commissions paid on investment transactions and brokerage commissions paid to Sanford C. Bernstein & Co., LLC and Sanford C. Bernstein & Co., Ltd., affiliates of the Adviser, for the year ended September 30, 2015 were as follows:

Portfolio	Total Commissions	Sanford C. Bernstein & Co., LLC			Sanford C. Bernstein & Co., Ltd.
Tax-Managed International	$5,632,491	$	– 0	–	$	– 0	–
International	2,346,292		– 0	–		– 0	–

62	• AB BLENDED STYLE FUNDS

Notes to Financial Statements

NOTE 3.

Investment Security Transactions

A. Purchases and Sales

For the year ended September 30, 2015, the Portfolios had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

	Purchases Excluding U.S. Government Securities	Purchases of U.S. Government Securities			Sales Excluding U.S. Government Securities	Sales of U.S. Government Securities
Tax-Managed International	$2,789,124,840	$	– 0	–	$2,816,619,457	$	– 0	–
International	1,234,969,291		– 0	–	1,243,154,301		– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

		Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
Portfolio	Cost	Appreciation	(Depreciation)
Tax-Managed International	$3,488,945,854	$337,471,586	$(316,330,782)	$21,140,804
International	1,465,583,643	109,157,619	(134,648,870)	(25,491,251)

B. Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures

Each Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolios may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time a Portfolio enters into futures, a Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as

AB BLENDED STYLE FUNDS •	63

Notes to Financial Statements

cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Each Portfolio may enter into futures only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended September 30, 2015, the Portfolios held futures for hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolios may enter into forward currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward currency exchange contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward currency exchange contract with a term greater than one year. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Forward currency exchange contracts used to protect the Portfolios from adverse currency movements involve the risk that the Adviser may not

64	• AB BLENDED STYLE FUNDS

Notes to Financial Statements

accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and other options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

Under certain circumstances, the Non-U.S. stock Portfolios may commit a substantial portion or the entire value of their Portfolios to the consummation of these contracts. The Adviser will consider the effect that a substantial commitment of assets to forward contracts would have on the investment program of these Portfolios and the flexibility of the Portfolios to purchase additional securities.

During the year ended September 30, 2015, the Portfolios held foreign-currency exchange contracts for hedging purposes.

The Portfolios typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolios’ net liability, held by the defaulting party, may be delayed or denied.

The Portfolios’ Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”).

AB BLENDED STYLE FUNDS •	65

Notes to Financial Statements

If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty on the following pages.

At September 30, 2015, the Portfolios had entered into the following derivatives:

Tax-Managed International Portfolio
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts			Receivable/Payable for variation margin on exchange-traded derivatives	$2,680,729	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	$27,816,583	Unrealized depreciation on forward currency exchange contracts	14,804,630

Total		$27,816,583		$17,485,359

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

The effect of derivative instruments on the statement of operations for the year ended September 30, 2015:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(528,655)	$(2,680,729)

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	(50,514,052)	30,606,982

Total		$(51,042,707)	$27,926,253

66	• AB BLENDED STYLE FUNDS

Notes to Financial Statements

International Portfolio
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts			Receivable/Payable for variation margin on exchange-traded derivatives	$929,941	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	$3,689,984	Unrealized depreciation on forward currency exchange contracts	503,914

Total		$3,689,984		$1,433,855

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

The effect of derivative instruments on the statement of operations for the year ended September 30, 2015:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(219,527)	$(929,941)

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	(18,150,594)	6,573,013

Total		$(18,370,121)	$5,643,072

Tax-Managed International Portfolio
Futures:
Average original value of buy contracts	$52,070,026	(a)
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$1,035,701,151
Average principal amount of sale contracts	$1,047,585,064

(a)	Positions were open for two months during the year.

AB BLENDED STYLE FUNDS •	67

Notes to Financial Statements

The following tables represent the average monthly volume of the Portfolio’s derivative transactions during the year ended September 30, 2015:

International Portfolio
Futures:
Average original value of buy contracts	$19,492,084	(a)
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$390,693,375
Average principal amount of sale contracts	$385,716,669

(a)	Positions were open for two months during the year.

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held during the reporting period were subject to netting arrangements. The following tables present the Portfolios’ derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Portfolios as of September 30, 2015:

Tax-Managed International Portfolio

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Goldman Sachs & Co.**	$1,275,925	$	– 0	–	$	– 0	–	$	– 0	–	$1,275,925

Total	$1,275,925	$	– 0	–	$	– 0	–	$	– 0	–	$1,275,925

OTC Derivatives:
Barclays Bank PLC	$2,386,767		$(904,087)		$	– 0	–	$	– 0	–	$1,482,680
BNP Paribas SA	1,462,652		(1,462,652)			– 0	–		– 0	–	– 0	–
Citibank	2,861,055		(442,669)			– 0	–		– 0	–	2,418,386
Credit Suisse International	1,612,534		(1,418,356)			– 0	–		– 0	–	194,178
Goldman Sachs Bank USA	5,479,046		(606,283)			– 0	–		– 0	–	4,872,763
HSBC Bank USA	1,970,178		(48,867)			– 0	–		– 0	–	1,921,311
JPMorgan Chase Bank	146,914		– 0	–		– 0	–		– 0	–	146,914

68	• AB BLENDED STYLE FUNDS

Notes to Financial Statements

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset		Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
Morgan Stanley & Co., Inc.	$2,700,854	$(2,700,854)		$	– 0	–	$	– 0	–	$	– 0	–
Royal Bank of Scotland PLC	28,524	(12,466)			– 0	–		– 0	–		16,058
Standard Chartered Bank	2,280,090	(252,220)			– 0	–		– 0	–		2,027,870
State Street Bank & Trust Co.	373,210	– 0	–		– 0	–		– 0	–		373,210
UBS AG	6,514,759	(131,923)			– 0	–		– 0	–		6,382,836

Total	$27,816,583	$(7,980,377)		$	– 0	–	$	– 0	–		$19,836,206	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset	Cash Collateral Pledged			Security Collateral Pledged			Net Amount of Derivatives Liabilities
OTC Derivatives:
Barclays Bank PLC	$904,087	$(904,087)	$	– 0	–	$	– 0	–	$	– 0	–
BNP Paribas SA	5,460,085	(1,462,652)		– 0	–		– 0	–		3,997,433
Citibank	442,669	(442,669)		– 0	–		– 0	–		– 0	–
Credit Suisse International	1,418,356	(1,418,356)		– 0	–		– 0	–		– 0	–
Goldman Sachs Bank USA	606,283	(606,283)		– 0	–		– 0	–		– 0	–
HSBC Bank USA	48,867	(48,867)		– 0	–		– 0	–		– 0	–
Morgan Stanley & Co., Inc.	5,527,674	(2,700,854)		– 0	–		– 0	–		2,826,820
Royal Bank of Scotland PLC	12,466	(12,466)		– 0	–		– 0	–		– 0	–
Standard Chartered Bank	252,220	(252,220)		– 0	–		– 0	–		– 0	–
UBS AG	131,923	(131,923)		– 0	–		– 0	–		– 0	–

Total	$14,804,630	$(7,980,377)	$	– 0	–	$	– 0	–		$6,824,253	^

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

AB BLENDED STYLE FUNDS •	69

Notes to Financial Statements

International Portfolio

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Goldman Sachs & Co.**	$477,939	$	– 0	–	$	– 0	–	$	– 0	–	$477,939

Total	$477,939	$	– 0	–	$	– 0	–	$	– 0	–	$477,939

OTC Derivatives:
Barclays Bank PLC	$156,836		$(5,094)		$	– 0	–	$	– 0	–	$151,742
Citibank	1,028,350		(46)			– 0	–		– 0	–	1,028,304
Credit Suisse International	56,024		– 0	–		– 0	–		– 0	–	56,024
Deutsche Bank AG	3,346		(3,346)			– 0	–		– 0	–	– 0	–
Goldman Sachs Bank USA	260,174		(11,338)			– 0	–		– 0	–	248,836
HSBC Bank USA	161,436		– 0	–		– 0	–		– 0	–	161,436
JPMorgan Chase Bank	$147,973	$	– 0	–		$–0	–		$–0	–	$147,973
Morgan Stanley & Co., Inc.	121,079		(13,960)			– 0	–		– 0	–	107,119
Royal Bank of Scotland PLC	490,995		(378,699)			– 0	–		– 0	–	112,296
State Street Bank & Trust Co.	132,151		– 0	–		– 0	–		– 0	–	132,151
UBS AG	1,131,620		(19,772)			– 0	–		– 0	–	1,111,848

Total	$3,689,984		$(432,255)		$	– 0	–	$	– 0	–	$3,257,729	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset		Cash Collateral Pledged			Security Collateral Pledged			Net Amount of Derivatives Liabilities
OTC Derivatives:
Barclays Bank PLC	$5,094	$(5,094)		$	– 0	–	$	– 0	–	$	– 0	–
BNP Paribas SA	29,100	– 0	–		– 0	–		– 0	–		29,100
Citibank	46	(46)			– 0	–		– 0	–		– 0	–
Deutsche Bank AG	9,274	(3,346)			– 0	–		– 0	–		5,928
Goldman Sachs Bank USA	11,338	(11,338)			– 0	–		– 0	–		– 0	–
Morgan Stanley & Co., Inc.	13,960	(13,960)			– 0	–		– 0	–		– 0	–
Royal Bank of Scotland PLC	378,699	(378,699)			– 0	–		– 0	–		– 0	–
Standard Chartered Bank	36,631	– 0	–		– 0	–		– 0	–		36,631
UBS AG	19,772	(19,772)			– 0	–		– 0	–		– 0	–

Total	$503,914	$(432,255)		$	– 0	–	$	– 0	–		$71,659	^

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at September 30, 2015.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

70	• AB BLENDED STYLE FUNDS

Notes to Financial Statements

C. Currency Transactions

The Portfolios may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolios may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolios may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolios and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolios may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE 4.

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2015 and September 30, 2014 were as follows:

Tax-Managed International	2015	2014
Distributions paid from:
Ordinary income	$80,122,932	$74,203,691

Total distributions paid	$80,122,932	$74,203,691

International

Distributions paid from:
Ordinary income	$33,403,765	$29,201,031

Total distributions paid	$33,403,765	$29,201,031

As of September 30, 2015, the components of accumulated earnings/(deficits) on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Accumulated Capital and Other Losses(a)	Unrealized Appreciation/ (Depreciation)(b)	Total Accumulated Earnings/ (Deficit)
Tax-Managed International	$55,458,525	$(2,024,402,535)	$21,853,879	$(1,947,090,131)
International	20,721,403	(1,025,988,263)	(25,571,361)	(1,030,838,221)

(a)

As of September 30, 2015 certain Portfolios had capital loss carryforwards for federal income tax purposes. During the fiscal year ended September 30, 2015 Tax-Managed International Portfolio and International Portfolio utilized capital loss carryforwards of $142,666,575 and $51,972,522, respectively, to offset current year net realized gains. Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. In this regard Tax-Managed International Portfolio and International Portfolio elected to defer $90,668,099 and $26,702,774 of post-October short-term capital losses. These losses are deemed to arise on October 1, 2015.

AB BLENDED STYLE FUNDS •	71

Notes to Financial Statements

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of partnerships and passive foreign investment companies (PFICs), and the realization for tax purposes of gains/losses on certain derivative instruments.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-December 22, 2010 capital losses must be utilized prior to the earlier capital losses, which are subject to expiration. Post-December 22, 2010 capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of September 30, 2015, the following Portfolios had net capital loss carryforwards which will expire as follows:

Portfolio	Short-Term Amount	Long-Term Amount	Expiration
Tax-Managed International	$219,338,371	n/a	2017
Tax-Managed International	1,714,396,065	n/a	2018
International	88,421,013	n/a	2017
International	910,864,476	n/a	2018

NOTE 5.

Risks Involved in Investing in the Portfolios

Foreign (Non-U.S.) Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets.

Country Concentration Risk—The Portfolio may not always be diversified among countries or regions and the effect on the share price of the Portfolio of specific risks identified above such as political, regulatory and currency may be magnified due to concentration of the Portfolio’s investments in a particular country or region.

Emerging Markets Securities Risk—The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

72	• AB BLENDED STYLE FUNDS

Notes to Financial Statements

Actions by a Few Major Investors—In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local securities prices and, therefore, share prices of the Portfolio.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid or relatively less liquid securities at an advantageous price. Illiquid securities may also be difficult to value. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

Redemption Risk—The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

Allocation Risk—The allocation of investments among investment disciplines may have a significant effect on the Portfolio’s performance when the investment disciplines in which the Portfolio has greater exposure perform worse than the investment disciplines with less exposure.

Derivatives Risk—The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility.

Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. The U.S. Government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance.

AB BLENDED STYLE FUNDS •	73

Notes to Financial Statements

Cybersecurity Risk—Cybersecurity incidents may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolio, the Adviser, and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

NOTE 6.

Capital-Share Transactions

The Fund has authorized 14.3 billion shares of common stock, par value $0.001 per share, of which 14 billion are divided into 18 Portfolios. It has allocated 1.5 billion to the Tax-Managed International Portfolio of which 600 million is allocated to the Tax-Managed International Class Shares and 200 million shares each to Class A Shares, Class B Shares, Class C Shares and 300 million to Class Z Shares. Class Z Shares are currently not being offered. The Fund has allocated 1.7 billion to the International Portfolio of which 600 million is allocated to the International Class Shares, 200 million shares each to Class A Shares, Class B Shares, Class C Shares, Class R Shares and 300 million to Class Z Shares. Class R Shares and Class Z Shares are currently not being offered. Share transactions for each Portfolio for the six months ended September 30, 2015 and the year ended September 30, 2014, were as follows:

74	• AB BLENDED STYLE FUNDS

Notes to Financial Statements

	Tax-Managed International Portfolio
	Shares			Amount
	Year Ended September 30, 2015	Year Ended September 30, 2014		Year Ended September 30, 2015	Year Ended September 30, 2014

Tax-Managed International Class Shares
Shares sold	43,698,071	37,607,686		$682,384,767		$612,528,701

Shares issued to shareholders on reinvestment of dividends	3,742,111	3,132,038		57,628,509		49,956,009

Shares redeemed	(41,150,480)	(44,027,012)		(645,758,204)		(725,254,645)

Net increase (decrease)	6,289,702	(3,287,288)		94,255,072		(62,769,935)

Beginning of period	235,536,026	238,823,314		5,301,932,810		5,364,702,745

End of period	241,825,728	235,536,026		$5,396,187,882		$5,301,932,810

Class A Shares
Shares sold	9,281	6,499		$146,563		$105,034

Shares issued to shareholders on reinvestment of dividends	2,051	1,551		31,141		24,397

Shares converted from Class B	105	294		1,655		4,821

Shares redeemed	(11,014)	(9,909)		(170,839)		(162,772)

Net increase (decrease)	423	(1,565)		8,520		(28,520)

Beginning of period	96,585	98,150		6,517,588		6,546,108

End of period	97,008	96,585		$6,526,108		$6,517,588

Class B Shares
Shares sold	282	– 0	–	$4,410	$	– 0	–

Shares issued to shareholders on reinvestment of dividends	18	– 0	–	281		– 0	–

Shares converted to Class A	(104)	(292)		(1,655)		(4,821)

Shares redeemed	(1)	– 0	–	(20)		– 0	–

Net increase (decrease)	195	(292)		3,016		(4,821)

Beginning of period	903	1,195		279,889		284,710

End of period	1,098	903		$282,905		$279,889

AB BLENDED STYLE FUNDS •	75

Notes to Financial Statements

	Tax-Managed International Portfolio
	Shares		Amount
	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2015	Year Ended September 30, 2014

Class C Shares
Shares sold	7,758	3,179	$121,663	$51,240

Shares issued to shareholders on reinvestment of dividends	253	185	3,853	2,920

Shares redeemed	(5,654)	(5,747)	(87,496)	(92,545)

Net increase (decrease)	2,357	(2,383)	38,020	(38,385)

Beginning of period	26,835	29,218	2,459,225	2,497,610

End of period	29,192	26,835	$2,497,245	$2,459,225

	International Portfolio
	Shares		Amount
	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2015	Year Ended September 30, 2014

International Class Shares
Shares sold	27,163,145	23,636,219	$422,238,282	$385,956,356

Shares issued to shareholders on reinvestment of dividends	1,808,646	1,547,201	27,726,542	24,554,083

Shares redeemed	(26,293,071)	(29,166,147)	(410,396,933)	(471,024,955)

Net increase (decrease)	2,678,720	(3,982,727)	39,567,891	(60,514,516)

Beginning of period	96,393,692	100,376,419	2,415,846,276	2,476,360,792

End of period	99,072,412	96,393,692	$2,455,414,167	$2,415,846,276

Class A Shares
Shares sold	68,893	51,068	$1,068,576	$824,747

Shares issued to shareholders on reinvestment of dividends	5,297	3,918	80,040	61,289

Shares converted from Class B	6,584	4,959	101,969	80,013

Shares redeemed	(68,300)	(83,602)	(1,065,570)	(1,348,231)

Net increase (decrease)	12,474	(23,657)	185,015	(382,182)

Beginning of period	275,930	299,587	22,177,158	22,559,340

End of period	288,404	275,930	$22,362,173	$22,177,158

76	• AB BLENDED STYLE FUNDS

Notes to Financial Statements

	International Portfolio
	Shares			Amount
	Year Ended September 30, 2015		Year Ended September 30, 2014	Year Ended September 30, 2015			Year Ended September 30, 2014

Class B Shares
Shares sold	– 0	–	614	$	– 0	–	$9,936

Shares issued to shareholders on reinvestment of dividends	77		1		1,177		9

Shares converted to Class A	(6,547)		(4,964)		(101,969)		(80,013)

Shares redeemed	(379)		(3,421)		(5,713)		(54,906)

Net decrease	(6,849)		(7,770)		(106,505)		(124,974)

Beginning of period	10,600		18,370		1,671,150		1,796,124

End of period	3,751		10,600		$1,564,645		$1,671,150

Class C Shares
Shares sold	12,811		14,406		$199,411		$230,435

Shares issued to shareholders on reinvestment of dividends	1,717		1,071		26,049		16,790

Shares redeemed	(34,708)		(37,799)		(536,260)		(609,218)

Net decrease	(20,180)		(22,322)		(310,800)		(361,993)

Beginning of period	147,485		169,807		12,454,852		12,816,845

End of period	127,305		147,485		$12,144,052		$12,454,852

NOTE 7.

New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2015-07, which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the disclosure requirement for investments not valued at net asset value. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE 8.

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

AB BLENDED STYLE FUNDS •	77

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Tax-Managed International Portfolio
Class A
Year Ended September 30,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 15.71	$ 15.78	$ 13.07	$ 12.29	$ 15.02

Income From Investment Operations
Net investment income(a)	.20	(b)	.36	(b)	.13	(b)	.05	(b)	.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.03)	(.17)	2.73	.93	(2.67)
Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Total from investment operations	(.83)	.19	2.86	.98	(2.57)

Less: Dividends
Dividends from net investment income	(.34)	(.26)	(.15)	(.20)	(.16)

Net asset value, end of period	$ 14.54	$ 15.71	$ 15.78	$ 13.07	$ 12.29

Total Return
Total investment return based on net asset value(d)	(5.37)%	1.18	%*	22.10	%*	8.10%	(17.30)%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$1,410	$1,517	$1,549	$1,405	$2,195
Average net assets (000 omitted)	$1,518	$1,625	$1,465	$1,741	$3,133
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.12	%+	1.15%	1.88%	2.36%	2.02%
Expenses, before waivers/reimbursements	1.61	%+	1.55%	1.93%	2.40%	2.02%
Net investment income	1.26	%(b)+	2.19	%(b)	.88	%(b)	.37	%(b)	.64%
Portfolio turnover rate	76%	64%	72%	62%	61%

See footnote summary on page 83.

78	• AB BLENDED STYLE FUNDS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Tax-Managed International Portfolio
Class B
Year Ended September 30,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 15.73	$ 15.65	$ 12.92	$ 12.12	$ 14.82

Income From Investment Operations
Net investment income (loss)(a)	.09	(b)	.24	(b)	(.05	)(b)	(.03	)(b)	(.02)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.04)	(.16)	2.78	.90	(2.62)
Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Total from investment operations	(.95)	.08	2.73	.87	(2.64)

Less: Dividends
Dividends from net investment income	(.24)	– 0	–	– 0	–	(.07)	(.06)

Net asset value, end of period	$ 14.54	$ 15.73	$ 15.65	$ 12.92	$ 12.12

Total Return
Total investment return based on net asset value(d)	(6.09)%	.51	%*	21.13	%*	7.23%	(17.90)%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$16	$14	$19	$131	$139
Average net assets (000 omitted)	$17	$17	$41	$143	$201
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.85	%+	1.84%	2.79%	3.21%	2.76%
Expenses, before waivers/reimbursements	2.30	%+	2.39%	2.84%	3.26%	2.76%
Net investment income (loss)	.56	% (b)+	1.50	%(b)	(.41	)%(b)	(.23	)%(b)	(.16)%
Portfolio turnover rate	76%	64%	72%	62%	61%

See footnote summary on page 83.

AB BLENDED STYLE FUNDS •	79

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Tax-Managed International Portfolio
Class C
Year Ended September 30,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 15.66	$ 15.72	$ 12.97	$ 12.13	$ 14.83

Income From Investment Operations
Net investment income (loss)(a)	.09	(b)	.25	(b)	.00	(b)(c)	(.02	)(b)	(.03)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.04)	(.18)	2.75	.91	(2.61)
Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Total from investment operations	(.95)	.07	2.75	.89	(2.64)

Less: Dividends
Dividends from net investment income	(.19)	(.13)	– 0	–	(.05)	(.06)

Net asset value, end of period	$ 14.52	$ 15.66	$ 15.72	$ 12.97	$ 12.13

Total Return
Total investment return based on net asset value(d)	(6.10)%	.47	%*	21.20	%*	7.38%	(17.89)%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$424	$420	$459	$558	$776
Average net assets (000 omitted)	$426	$487	$453	$765	$1,233
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.86	%+	1.85%	2.63%	3.15%	2.69%
Expenses, before waivers/reimbursements	2.34	%+	2.25%	2.68%	3.20%	2.69%
Net investment income (loss)	.57	%(b)+	1.52	%(b)	(.01	)%(b)	(.19	)%(b)	(.18)%
Portfolio turnover rate	76%	64%	72%	62%	61%

See footnote summary on page 83.

80	• AB BLENDED STYLE FUNDS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

International Portfolio
Class A
Year Ended September 30,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 15.63	$ 15.65	$ 13.07	$ 12.28	$ 14.99

Income From Investment Operations
Net investment income(a)	.19	(b)	.35	(b)	.08	(b)	.11	(b)	.14
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.03)	(.16)	2.70	.89	(2.66)
Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Total from investment operations	(.84)	.19	2.78	1.00	(2.52)

Less: Dividends
Dividends from net investment income	(.32)	(.21)	(.20)	(.21)	(.19)

Net asset value, end of period	$ 14.47	$ 15.63	$ 15.65	$ 13.07	$ 12.28

Total Return
Total investment return based on net asset value(d)	(5.47)%	1.23%	21.55%	8.32%	(17.04)%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$4,172	$4,312	$4,688	$6,201	$7,202
Average net assets (000 omitted)	$4,436	$4,694	$5,196	$6,718	$9,982
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.16	%+	1.19%	2.10%	2.05%	1.69%
Expenses, before waivers/reimbursements	2.12	%+	1.69%	2.15%	2.09%	1.69%
Net investment income	1.22	%(b)+	2.14	%(b)	.59	%(b)	.85	%(b)	.92%
Portfolio turnover rate	80%	67%	72%	69%	62%

See footnote summary on page 83.

AB BLENDED STYLE FUNDS •	81

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

International Portfolio
Class B
Year Ended September 30,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 15.64	$ 15.56	$ 12.97	$ 12.14	$ 14.82

Income From Investment Operations
Net investment income (loss)(a)	.04	(b)	.22	(b)	(.03	)(b)	(.01	)(b)	.03
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.00)	(.14)	2.67	.90	(2.63)
Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Total from investment operations	(.96)	.08	2.64	.89	(2.60)

Less: Dividends
Dividends from net investment income	(.14)	.00	(c)	(.05)	(.06)	(.08)

Net asset value, end of period	$ 14.54	$ 15.64	$ 15.56	$ 12.97	$ 12.14

Total Return
Total investment return based on net asset value(d)	(6.17)%	.52%	20.43%	7.38%	(17.67)%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$55	$166	$286	$540	$813
Average net assets (000 omitted)	$104	$223	$436	$680	$1,309
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.89	%+	1.89%	2.90%	2.90%	2.46%
Expenses, before waivers/reimbursements	2.82	%+	2.49%	2.97%	2.94%	2.46%
Net investment income (loss)	.23	%(b)+	1.38	%(b)	(.24	)%(b)	(.05	)%(b)	.18%
Portfolio turnover rate	80%	67%	72%	69%	62%

See footnote summary on page 83.

82	• AB BLENDED STYLE FUNDS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

International Portfolio
Class C
Year Ended September 30,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 15.58	$ 15.61	$ 13.01	$ 12.17	$ 14.84

Income From Investment Operations
Net investment income (loss)(a)	.07	(b)	.23	(b)	(.01	)(b)	.01	(b)	.02
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.02)	(.15)	2.69	.90	(2.61)
Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Total from investment operations	(.95)	.08	2.68	.91	(2.59)

Less: Dividends
Dividends from net investment income	(.19)	(.11)	(.08)	(.07)	(.08)

Net asset value, end of period	$ 14.44	$ 15.58	$ 15.61	$ 13.01	$ 12.17

Total Return
Total investment return based on net asset value(d)	(6.13)%	.49%	20.73%	7.50%	(17.58)%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$1,838	$2,298	$2,650	$2,896	$3,957
Average net assets (000 omitted)	$2,130	$2,594	$2,721	$3,460	$6,362
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.90	%+	1.89%	2.82%	2.79%	2.40%
Expenses, before waivers/reimbursements	2.85	%+	2.41%	2.88%	2.83%	2.40%
Net investment income (loss)	.45	%(b)+	1.43	%(b)	(.10	)%(b)	.09	%(b)	.16%
Portfolio turnover rate	80%	67%	72%	69%	62%

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from the class action settlements, which enhanced the performance for the Tax-Managed International Portfolio for the years ended September 30, 2014 and September 30, 2013 by 0.01% and 0.02%, respectively.

+	The ratio includes expenses attributable to costs of proxy solicitation.

AB BLENDED STYLE FUNDS •	83

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and AB International Retail Class Shareholders of Sanford C. Bernstein Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Tax-Managed International Portfolio and International Portfolio (two of the eighteen portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter referred to as the “Fund”) at September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 27, 2015

84	• AB BLENDED STYLE FUNDS

Report of Independent Registered Public Accounting Firm

2015 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the income earned by each applicable Portfolio during the taxable year ended September 30, 2015. For individual shareholders, each Portfolio designates the following amounts as the maximum amount that may be considered qualified dividend income:

Portfolio	Qualified Dividend Income
Tax-Managed International	$83,213,257
International	35,149,932

These Portfolios intend to make an election to pass through foreign taxes paid by the Portfolios to their shareholders. For the taxable year ended September 30, 2015, the maximum amounts of foreign taxes that may be passed through and the foreign source income for information reporting purposes is as follows:

Portfolio	Foreign Taxes To Pass Through	Foreign Source Income
Tax-Managed International	$6,028,967	$96,600,133
International	2,518,985	39,862,875

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2016.

AB BLENDED STYLE FUNDS •	85

2015 Federal Tax Information

BOARD OF DIRECTORS

Bart Friedman(1)(2), Chairman

Seth Masters, President

Suzanne Brenner(1)

R. Jay Gerken(1)

William Kristol(1)

Debra Perry(1)

Donald K. Peterson(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Sharon E. Fay, Vice President(3)

Kent Hargis, Vice President(3)

Laurent Saltiel, Vice President(3) Karen A. Sesin, Vice President(3)

Kevin F. Simms, Vice President(3) Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Emilie D. Wrapp, Secretary Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Distributor†

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent†

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019 Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

(1)	Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

(2)	Member of the Fair Value Pricing Committee.

(3)	The day-to-day management of, and investment decisions for, the AB Blended Style Funds are made by the International Team. Mses. Fay and Sesin and Messrs. Hargis, Saltiel and Simms are the investment professionals with the most significant responsibility for the day-to-day management of the Funds’ portfolios.

†	For the AB International and AB Tax-Managed International Portfolios, Classes A, B and C shares only.

86	• AB BLENDED STYLE FUNDS

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS***, AGE, (YEAR OF ELECTION*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
INTERESTED DIRECTOR
Seth Masters,** c/o AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY 10105 56 (2015)

Senior Vice President of the Adviser with which he has been associated since prior to 2010. He is Chief Investment Officer (“CIO”) of Bernstein Global Wealth Management. From 2010 to 2013, he was CIO for Asset Allocation, overseeing the firm’s Dynamic Asset Allocation, Target Date, Target Risk and Indexed services. From 2008 to 2010, he was head of AB’s Defined Contribution business unit. From 2002 to 2008, he was Chief Investment Officer of Blend Strategies. From 1994 to 2002, he was CIO of Emerging Market Value Equities. He joined Bernstein in 1991 as a research analyst covering global financial firms. Prior to joining AB, Mr. Masters worked as a senior associate at Booz, Allen & Hamilton from 1986 to 1990 and taught economics in China from 1983 to 1985.

		21	Chair of the Wenner-Gren Foundation Board; and Chair of the Finance Committee of Bennington College until 2011

DISINTERESTED DIRECTORS
Bart Friedman, #, ^ Chairman of the Board 71 (2005)	Senior Partner at Cahill Gordon & Reindel LLP (law firm) since prior to 2010.	21	Chair of the Audit Committee of The Brookings Institution; Chair of the Audit and Compensation Committees of Lincoln Center for the Performing Arts; Allied World Assurance Holdings; and Ovid Therapeutics Inc.

AB BLENDED STYLE FUNDS •	87

Management of the Fund

NAME, ADDRESS***, AGE, (YEAR OF ELECTION*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Suzanne Brenner, # 57 (2014)

Senior Vice President and Chief Investment Officer (CIO) of the Metropolitan Museum of Art, which she joined in 1999. Ms. Brenner is a Certified Public Accountant in the state of New York. Previously, she held many investment management and finance positions with various public and private entities, including the Rockefeller Foundation (1994-1999), through a private equity firm, QCS, Inc. (1992-1994), and Ernst & Young LLP (1981-1992). She is a member of the Emerita Counsel of 100 Women in Hedge Funds, a global association of more than 10,000 professional women since 2008, and previously served on the Board of Directors of The Investment Fund for Foundations (“TIFF”) from 2003 until 2010.

		21	100 Women in Hedge Fund (through December 31, 2014)

R. Jay Gerken, # 64 (2013)	Formerly, President and Chief Executive Officer of Legg Mason Partners Fund Advisor, LLC, and President & Board Member of The Legg Mason and Western Asset mutual funds from 2005 until June 2013. Previously, he was the President and Chair of the funds board of the Citigroup Asset Management mutual funds (2002-2005); Portfolio Manager and Managing Director, Smith Barney Asset Management (1993-2001) and President & CEO, Directions Management of Shearson Lehman, Inc. (1988-1993).	21	Cedar Lawn Corporation; Trustee of the New Jersey Chapter of the Nature Conservancy; Trustee of the United Methodist Foundation of New Jersey; and Associated Banc-Corp

88	• AB BLENDED STYLE FUNDS

Management of the Fund

NAME, ADDRESS***, AGE, (YEAR OF ELECTION*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
William Kristol, # 62 (1994)	Editor, The Weekly Standard since prior to 2010. He is a regular contributor on ABC’s This Week and on ABC’s special events and election coverage, and appears frequently on other political commentary shows.	21	Manhattan Institute; John M. Ashbrook Center for Public Affairs at Ashland University; The Salvatori Center at Claremont McKenna College; The Shalem Foundation; and The Institute for the Study of War

Debra Perry, # 64 (2011)	Formerly, Senior Managing Director of Global Ratings and Research, Moody’s Investors Service, Inc. from 2001 to 2004; Chief Administrative Officer, Moody’s, from 1999 to 2001; Chief Credit Officer, Moody’s, from 2000 to 2001; Group Managing Director for the Finance, Securities and Insurance Ratings Groups, Moody’s Corp., from 1996 to 1999; Earlier she held executive positions with First Boston Corporation and Chemical Bank.	21	PartnerRe; Korn/Ferry International; Bank of America Funds Series Trust; Committee for Economic Development; and CNO Financial Group since prior to 2010 until 2011

Donald K. Peterson, # 66 (2007)	Formerly, Chairman and Chief Executive Officer, Avaya Inc. from 2002 to 2006; President and Chief Executive Officer, Avaya Inc. from 2000 to 2001; President, Enterprise Systems Group in 2000; Chief Financial Officer, Lucent Technologies from 1996 to 2000; Chief Financial Officer, AT&T, Communications Services Group from 1995 to 1996; President, Nortel Communications Systems, Inc. from 1994 to 1995. Prior thereto he was at Nortel from 1976 to 1995.	21	Worcester Polytechnic Institute, (Emeritus); Member of the Board of TIAA-CREF; and Member of the Board of TIAA-CREF Trust Company, FSB

AB BLENDED STYLE FUNDS •	89

Management of the Fund

*	There is no stated term of office for the Directors.

**	Mr. Masters is an “interested person”, as defined in the 1940 Act, due to his affiliation with AllianceBernstein.

***	The address for each of the Fund’s Disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

#	Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

^	Member of the Fair Value Pricing Committee.

90	• AB BLENDED STYLE FUNDS

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Seth Masters, 56	President	See biography above.

Philip L. Kirstein, 70	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Sharon E. Fay, 55	Vice President

Senior Vice President of AllianceBernstein (the “Adviser”)**, with which she has been associated since prior to 2010. She is also Head of AB Equities since 2010 and Chief Investment Officer of Global Value Equities since prior to 2010.

Kent Hargis, 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated in a similar capacity to his current position since prior to 2010, and Director of Quantitative Research Equities.

Laurent Saltiel, 45	Vice President	Senior Vice President of the Adviser**, with which he has been associated since 2010. Chief Investment Officer of International Large Cap Growth and Emerging Markets Growth. Prior thereto, he was associated with Janus Capital as a portfolio Adviser since prior to 2010.

Karen A. Sesin, 56	Vice President	Senior Vice President and Head of Blend Strategies and Senior Portfolio Manager of Equity Strategies of the Adviser**, with which she has been associated in a similar capacity to her current position since prior to 2010.

Kevin F. Simms, 49	Vice President	Senior Vice President of the Adviser**, with which he has been associated in a substantially similar capacity to his current position since prior to 2010. He is also Chief Investment Officer of Global and International Value Equities and Chairman of the Global Investment Policy Group since July 2014.

AB BLENDED STYLE FUNDS •	91

Management of the Fund

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Emilie D. Wrapp, 59	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”)**, with which she has been associated since prior to 2010.

Joseph J. Mantineo, 56	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2010.

Phyllis J. Clarke, 54	Controller	Vice President of ABIS**, with which she has been associated since prior to 2010.

Vincent S. Noto, 50	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser since prior to 2010.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at 1-800-227-4618, or visit www.ABglobal.com, for a free prospectus or SAI.

92	• AB BLENDED STYLE FUNDS

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and Sanford C. Bernstein Fund, Inc. (the “Fund”) with respect to the following Portfolios:2

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

Short Duration New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

New York Municipal Portfolio

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

In connection with the establishment of the International Small Cap Portfolio of the Bernstein Fund, Inc., the Adviser proposed at the September 17, 2015 meeting to revise the investment policies of Tax-Managed International Portfolio and International Portfolio to reduce or eliminate the Portfolios’ small-cap exposure to permit them to focus on securities of larger companies.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

1	The Senior Officer’s evaluation was completed on October 5, 2015 and discussed with the Board on October 14, 21 and 22, 2015.

2

Future references to the various Portfolios do not include “Sanford C. Bernstein.” It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to the Private Client Class shares of the Portfolios unless otherwise indicated.

AB BLENDED STYLE FUNDS •	93

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the Assurance of Discontinuance between the NYAG and the Adviser. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining. ”Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIOS’ ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolios pay the advisory fees set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Portfolio	Advisory Fee Based on % of Average Daily Net Assets[4]
Tax-Managed International Portfolio	First $1 billion Next $3 billion Next $2 billion Next $2 billion Next $2 billion On the balance	0.925 0.850 0.800 0.750 0.650 0.600	% % % % % %
The Adviser has proposed extending its 5 basis points advisory fee waiver through October 31, 2016.

3	Jones v. Harris at 1427.

4	The advisory fees of each Portfolio are based on the percentage of each Portfolio’s net assets, not a combination of any of the Portfolios shown. U.S. Government Short Duration Portfolio, Short Duration Plus, Short Duration California Municipal Portfolio, Short Duration Diversified Municipal Portfolio and Short Duration New York Municipal Portfolio have not reached the first breakpoint of their investment advisory fee schedules.

94	• AB BLENDED STYLE FUNDS

Portfolio	Advisory Fee Based on % of Average Daily Net Assets[4]
International Portfolio	First $1 billion Next $3 billion Next $2 billion Next $2 billion On the balance	0.925 0.850 0.800 0.750 0.650	% % % % %
The Adviser has proposed extending its 5 basis points advisory fee waiver through October 31, 2016.

Emerging Markets Portfolio	First $1 billion Next $1 billion Next $1 billion Next $3 billion On the balance	1.175 1.050 1.000 0.900 0.850	% % % % %
The Adviser has proposed removing the 5 basis points advisory fee waiver.

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

Short Duration New York Municipal Portfolio

	First $750 million On the balance	0.450 0.400	% %

Intermediate Duration Portfolio Diversified Municipal Portfolio	First $1 billion Next $2 billion Next $2 billion Next $2 billion On the balance	0.500 0.450 0.400 0.350 0.300	% % % % %

California Municipal Portfolio New York Municipal Portfolio	First $1 billion Next $2 billion Next $2 billion On the balance	0.500 0.450 0.400 0.350	% % % %

The Portfolios’ net assets on September 30, 2015 and September 30, 2014 are set forth below:

Portfolio	09/30/15 Net Assets* ($MM)	09/30/14 Net Assets* ($MM)	Change ($MM)
Tax-Managed International Portfolio	$3,569.0	$3,754.9	-$	185.9
International Portfolio	$1,460.6	$1,535.8	-$	75.2
Emerging Markets Portfolio	$1,108.2	$1,299.2	-$	191.0
U.S. Government Short Duration Portfolio	$36.6	$45.0	-$	8.4
Short Duration Plus Portfolio	$313.2	$384.1	-$	70.9
Intermediate Duration Portfolio	$3,453.7	$3,852.8	-$	399.1
Short Duration California Municipal Portfolio	$25.0	$40.8	-$	15.8
Short Duration Diversified Municipal Portfolio	$189.9	$257.3	-$	67.4
Short Duration New York Municipal Portfolio	$60.7	$91.3	-$	30.6
California Municipal Portfolio	$1,151.9	$1,119.9		$32.0
Diversified Municipal Portfolio	$6,530.5	$6,298.7		$231.8
New York Municipal Portfolio	$1,693.4	$1,713.0	-$	19.6

*	Unaudited; based on preliminary net assets.

AB BLENDED STYLE FUNDS •	95

There have been various amendments to the investment advisory fee schedules of the Portfolios since October 2004 as a result of the Board of Directors’ negotiations with the Adviser. Set forth in the table below is the impact in percentage terms of the advisory fee schedule changes made since October 2004 for each Portfolio. The estimated fees are based on September 30, 2015 net assets:

Effective Advisory Fees based on October 2004 Fee Schedule vs. Current Fee Schedule
Portfolio	October 2004	Current	Difference
Tax-Managed International Portfolio	0.928%	0.821%[5]	-0.107%
International Portfolio	0.968%	0.851%[5]	-0.117%
Emerging Markets Portfolio	1.238%	1.113%[5]	-0.125%
U.S. Government Short Duration Portfolio	0.500%	0.450%	-0.050%
Short Duration Plus Portfolio	0.500%	0.450%	-0.050%
Intermediate Duration Portfolio	0.464%	0.458%	-0.006%
Short Duration California Municipal Portfolio	0.500%	0.450%	-0.050%
Short Duration Diversified Municipal Portfolio	0.500%	0.450%	-0.050%
Short Duration New York Municipal Portfolio	0.500%	0.450%	-0.050%
California Municipal Portfolio	0.493%	0.493%	0.000%
Diversified Municipal Portfolio	0.458%	0.419%	-0.039%
New York Municipal Portfolio	0.480%	0.480%	-0.000%

Set forth below are the Portfolios’ total expense ratios for the semi-annual period ended March 31, 2015:

Portfolio	Semi-Annual Period Ending 03/31/15 Total Expense Ratio[6]
Tax-Managed International Portfolio[7]	Private Client Class A Class B Class C	1.11 1.14 1.85 1.86	% % % %

International Portfolio[7]	Private Client Class A Class B Class C	1.16 1.18 1.90 1.90	% % % %

Emerging Markets Portfolio	Private Client	1.44%

5	The estimated advisory fees include the 5 basis points advisory fee waiver effective through October 31, 2015.

6	Annualized.

7	Effective February 25, 2013, AllianceBernstein Investor Services, Inc. (“ABIS”), the Portfolio’s transfer agent for its retail class shares, waived the $18,000 minimum charge for the Portfolio. Effective October 1, 2013, the Adviser agreed to bear the costs of transfer agency and printing fees for Classes A, B and C. For the six month ended March 31, 2015, such fees amounted to $4,388 and $23,775, respectively for Tax-Managed International Portfolio and International Portfolio

96	• AB BLENDED STYLE FUNDS

Portfolio	Semi-Annual Period Ending 03/31/15 Total Expense Ratio[6]
U.S. Government Short Duration Portfolio	Private Client	0.78%

Short Duration Plus Portfolio[8],[9]	Private Client Class A Class B Class C	0.63 0.99 1.15 1.14	% % % %

Intermediate Duration Portfolio	Private Client	0.59%

Short Duration California Municipal Portfolio[8]	Private Client	0.78%

Short Duration Diversified Municipal Portfolio	Private Client	0.63%

Short Duration New York Municipal Portfolio	Private Client	0.68%

California Municipal Portfolio	Private Client Class A Class B Class C	0.63 0.85 1.94 1.57	% % % %

Diversified Municipal Portfolio	Private Client Class A Class B Class C	0.55 0.83 1.59 1.55	% % % %

New York Municipal Portfolio	Private Client Class A Class B Class C	0.61 0.83 1.57 1.55	% % % %

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to

8	For the six month period ending March 31, 2015, to prevent expenses of Short Duration Plus Portfolio and Short Duration California Municipal Portfolio from exceeding its total income on a daily basis, the Adviser voluntarily reimbursed an additional amount of $8,757 and $1,066, respectively. Short Duration Plus Portfolio’s distributor, AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, reimbursed an additional amount of $95.

9	ABI voluntarily agreed to waive a portion of the Portfolio’s Rule 12b-1 fee for Classes A, B and C shares to limit such fee to 0.20%, 0.45% and 0.45%, respectively for each share class. For the six months ended March 31, 2015, such waiver amounted to $43,745.

AB BLENDED STYLE FUNDS •	97

serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Servicing the Portfolios’ Private Client and Retail investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fee charged to institutional accounts that have investment styles similar to the Portfolios.10 In addition to the relevant AB Institutional fee schedule, set forth below are what would have been the effective advisory fees of the Portfolios had the AB Institutional fee schedules been applicable to the Portfolios versus the Portfolios’ advisory fees based on September 30, 2015 net assets.11

10	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

11	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

98	• AB BLENDED STYLE FUNDS

Portfolio	Net Assets 09/30/15 ($MIL)	AB Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio[12]	$3,569.0	International Style Blend 80 bp on 1st 25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum Account Size: $50m	0.408%	0.821%

International Portfolio[12]	$1,460.6	International Style Blend 80 bp on 1st 25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum Account Size: $50m	0.420%	0.851%

Emerging Markets Portfolio[12]	$1,108.2	Emerging Markets Style Blend 100 bp on 1st $50 million 80 bp on the balance Minimum Account Size: $50m	0.809%	1.113%

U.S. Government Short Duration Portfolio[13]	$36.6	Low Duration 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum Account Size: $25m	0.255%	0.450%

Short Duration Plus Portfolio	$313.2	Low Duration 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum Account Size: $25m	0.283%	0.450%

Intermediate Duration Portfolio	$3,453.7	U.S. Strategic Core Plus 50 bp on 1st $30 million 20 bp on the balance Minimum Account Size: $25m	0.255%	0.458%

12	The effective advisory fee shown for the Portfolio reflects the 5 basis points advisory fee waiver currently in place.

13	The Portfolio’s duration target of 1 to 3 years is similar to that of AllianceBernstein Institutional Low Duration, which targets a duration within 20% of the Merrill Lynch 1-3 Year Treasury Index. However, unlike AB Institutional Low Duration, the Portfolio has a relatively more restrictive investment strategy, which limits the Portfolio’s investments primarily to U.S. Government and agency securities.

AB BLENDED STYLE FUNDS •	99

Portfolio	Net Assets 09/30/15 ($MIL)	AB Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Short Duration California Municipal Portfolio	$25.0	Short Duration California Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum Account Size: $5m	0.280%	0.450%

Short Duration Diversified Municipal Portfolio	$189.9	Short Duration Diversified Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum Account Size: $5m	0.187%	0.450%

Short Duration New York Municipal Portfolio	$60.7	Short Duration New York Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum Account Size: $5m	0.233%	0.450%

California Municipal Portfolio	$1,151.9	Intermediate Duration California Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum Account Size: $3m	0.196%	0.493%

Diversified Municipal Portfolio	$6,530.5	Intermediate Duration Diversified Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum Account Size: $3m	0.189%	0.419%

New York Municipal Portfolio	$1,693.4	Intermediate Duration New York Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum Account Size: $3m	0.193%	0.480%

100	• AB BLENDED STYLE FUNDS

With respect to Tax-Managed International Portfolio and International Portfolio, the Senior Officer compared the differences between the advisory fees charged to the Portfolios and the fees charged to their corresponding institutional accounts (herein referred to as the “spread”) and the spreads of the Portfolios’ group of Lipper peers.14 The Senior Officer noted the high spreads for Tax-Managed International Portfolio and International Portfolio due to the relatively low advisory fees charged to the AB institutional accounts in comparison to the advisory fees charged to the institutional accounts of the Portfolios’ Lipper peers.

The Adviser also manages the AB Mutual Funds (“ABMF”), which are investment companies. The advisory fee schedules of most ABMF funds in existence at the time of the settlement were affected by the AoD, which contemplated eight categories with almost all of the ABMF funds in each category having the same fee schedule. Certain of the eight categories are applicable to the Portfolios and the advisory fee schedules of those categories are set forth below. Also shown are the effective advisory fees of the Portfolios based on the investment advisory fees schedules of the ABMF funds and what would have been the effective advisory fees of the Portfolios had the advisory fee schedules of the ABMF funds been applicable to the Portfolios based on the Portfolios’ September 30, 2015 net assets:

Portfolio	NYAG Category	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.720%	0.821%

International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.750%	0.851%

Emerging Markets Portfolio	Specialty	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.750%	1.113%

U.S. Government Short Duration Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration Plus Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

14	Group peers selected by Lipper from the 2015 Lipper 15(c) Report.

AB BLENDED STYLE FUNDS •	101

Portfolio	NYAG Category	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Intermediate Duration Portfolio[15]	High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	0.450%	0.458%

Short Duration California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.493%

Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.407%	0.419%

New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.480%

Set forth below is the advisory fee schedules of certain ABMFs, which have a somewhat similar investment style as Emerging Markets Portfolio, and whose advisory fee schedule does not follow the NYAG Specialty category. Also set forth below is what would have been the effective advisory fees of the Portfolio had the retail mutual fund’s fee schedule been applicable to the Portfolio based on the Portfolio’s September 30, 2015 net assets:

Portfolio	ABMF Fund	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Emerging Markets Portfolio	Emerging Markets Multi-Asset Portfolio[16]	100 bp on 1st $1 billion 95 bp on next $1 billion 90 bp on next $1 billion 85 bp on the balance	0.995%	1.113%

15	The Adviser also manages Sanford C. Bernstein Fund II – Intermediate Duration Institutional Portfolio (“SCB II”), an open-end mutual fund that has a somewhat similar investment style as the Portfolio. The Adviser charges SCB II an advisory fee rate of 0.50% on the first $1 billion and 0.45% thereafter, and reimburses SCB II for expenses above the fund’s expense cap of 0.45%.

16	Emerging Markets Multi-Asset Portfolio invests primarily in equity and debt securities of emerging market issuers and the currencies of the emerging market countries.

102	• AB BLENDED STYLE FUNDS

Portfolio	ABMF Fund	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
	Emerging Markets Growth Portfolio[17]	117.5 bp on 1st $1 billion 105 bp on next $1 billion 100 bp on next $1 billion 90 bp on next $3 billion 85 bp on the balance The Adviser is currently waiving 5 basis points of its advisory fee.	1.113%	1.113%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg, Japan, South Korea and Taiwan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for the Luxembourg funds that have a somewhat similar investment style as the Emerging Markets Portfolio:

Portfolio	Luxembourg Fund	Luxembourg Fee[18]
Emerging Markets Portfolio	Emerging Markets Growth Class A Class I (Institutional)	1.70% 0.90%

Emerging Markets Portfolio	Emerging Markets Value Class A Class I (Institutional)	1.75% 0.95%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedules of the ITM mutual funds that have a similar investment style as Emerging Markets Portfolio are set forth below:

Portfolio	ITM Mutual Fund	Distributor	Fee
Emerging Markets Portfolio	AllianceBernstein Emerging Markets Growth Equity Fund[19],[20]	Sumitomo Trust Bank	0.800%

17	Emerging Markets Growth Portfolio invests primarily in equity securities of emerging market issuers and related derivatives. In managing the Portfolio, the Adviser employs a “bottom up” investment process that focuses on the company’s prospective earnings growth valuation and business quality. The Adviser typically looks for companies that have strong, experienced management teams and the potential to support greater than expected earnings growth rate.

18	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services.

19	The ITM fund is privately placed or institutional.

20	The ITM fund has an additional Fund of Funds fee of 0.10% paid to its manager, Sumitomo Trust Bank, in addition to the AllianceBernstein fee.

AB BLENDED STYLE FUNDS •	103

Portfolio	ITM Mutual Fund	Distributor	Fee
	AllianceBernstein Emerging Markets Growth Stock A / B	Nomura Sec.	0.900%

	AllianceBernstein Emerging Markets Growth Equity Fund (SMA)	Sumitomo Trust Bank	0.850%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families that have a somewhat similar investment style as certain of the Portfolios. The Adviser charges the fees set forth below for the following sub-advisory relationships. Also shown are the Portfolios’ advisory fees, the advisory fee schedules of the sub-advised funds and the effective advisory fees of the sub-advisory relationships based on the Portfolios’ September 30, 2015 net assets:

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Fee (%)	Portfolio Advisory Fee (%)
International Portfolio	Client #1[21]	0.60% on the first $1 billion 0.55% on the next $500 million 0.50% on the next $500 million 0.45% on the next $500 million 0.40% on the balance	0.584%	0.851%

Emerging Markets Portfolio[22]	Client #2	0.75% on the first $50 million 0.55% on the next $50 million 0.50% on the next $300 million 0.45% on the balance	0.482%	1.113%

U.S. Government Short Duration Portfolio	Client #3[21]	0.065% on the first $5 billion 0.05% on the next $5 billion 0.04% on the balance (assets aggregated with one other account)	0.065%	0.450%

Intermediate Duration Portfolio	Client #4[21]	0.29% on the first $100 million 0.20% on the balance	0.203%	0.458%

Diversified Municipal Portfolio	Client #5	0.16% on the first $40 million 0.15% on the next $40 million 0.14% on the next $40 million 0.13% on the balance (aggregated with other client accounts)	0.130%	0.419%

21	The sub-advised relationship is with an affiliate of the Adviser.

22	The advisory fee shown for Emerging Markets Portfolio includes the 5 basis points advisory fee waiver.

104	• AB BLENDED STYLE FUNDS

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

While it appears that certain sub-advisory relationships are paying a lower fee than the Portfolios, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the service provided, risks involved and other competitive factors between the Portfolios and sub-advisory relationships. There could also be various business-related reasons why an investment adviser would be willing to manage a sub-advisory relationship where it is providing only investment related service at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services generally required by a registered investment company in addition to investment related service.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services by other investment advisers.23,24 Broadridge’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the subject Portfolio, to the median of the Portfolio’s Broadridge Expense Group (“EG”)25 and the Portfolio’s contractual management fee ranking.26

23	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

24	On June 5, 2015, Broadridge acquired the Fiduciary Services and Competitive Intelligence unit, i.e., the group responsible for providing the Portfolios’ 15(c) reports, from Thomson Reuters’ Lipper division. The group that maintains Lipper’s expense and performance databases and investment classifications/objectives remains a part of Thomson Reuters’ Lipper division. Accordingly, the Portfolios’ investment classifications/objectives continue to be determined by Lipper.

25	Broadridge does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

26	The contractual management fee is calculated by Broadridge using the Portfolio’s contractual management fee rate at the hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Broadridge’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Portfolio had the lowest effective fee rate in the Broadridge peer group.

AB BLENDED STYLE FUNDS •	105

Broadridge describes an EG as a representative sample of comparable funds. Broadridge’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, Lipper investment classification/objective, load type, similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Contractual management fees on a pro-forma basis are also shown for Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio to show the effect of the 5 basis points investment advisory fee waiver on the Portfolios’ comparisons to their Broadridge peers.

Portfolio	Contractual Management Fee (%)	Broadridge EG Median (%)	Broadridge EG Rank
Tax-Managed International Portfolio[27]	0.869	0.819	10/14
Pro-forma	0.819	0.819	8/14

International Portfolio[27]	0.897	0.944	6/15
Pro-forma	0.847	0.944	5/15

Emerging Markets Portfolio[28],[29]	1.150	1.125	10/18
Pro-forma	1.100	1.125	9/18

U.S. Government Short Duration Portfolio	0.450	0.450	7/14
Short Duration Plus Portfolio	0.450	0.400	11/19
Intermediate Duration Portfolio	0.457	0.395	11/15
Short Duration California Municipal Portfolio[30]	0.450	0.450	5/9
Short Duration Diversified Municipal Portfolio	0.450	0.423	8/13
Short Duration New York Municipal Portfolio[30]	0.450	0.450	5/9
California Municipal Portfolio[30]	0.493	0.483	9/15

27	On July 9, 2013, Lipper changed its investment classification for Tax-Managed International Portfolio and International Portfolio from International Multi-Cap Core (“IMLC”) to International Multi-Cap Growth (“IMLG”).

28	The Portfolio’s actual management fee was 1.098%, while the EG and EU medians for actual (net) management fees was 1.088% and 0.962%, respectively. The Portfolio’s management fee on a gross basis, in which the management fee waiver is added to the management fee, was 1.148%, while the EG and EU medians for gross management fees were 1.103% and 1.048%, respectively.

29	The difference between the contractual management fee and actual management fee is that the contractual management fees for the Portfolio and its peers are based on the Portfolio’s current net assets rounded to the nearest $25 million, and does not include any temporary management fee waivers or reimbursements. Actual net and gross management fees are based on each fund’s actual average net assets, regardless the statuses of the management fee waivers or reimbursements.

30	Broadridge expanded the Portfolio’s EG with respect to the Portfolio’s Lipper investment classification/objective.

106	• AB BLENDED STYLE FUNDS

Portfolio	Contractual Management Fee (%)	Broadridge EG Median (%)	Broadridge EG Rank
Diversified Municipal Portfolio	0.419	0.415	10/15
New York Municipal Portfolio[30]	0.479	0.472	11/16

Set forth below is a comparison of the Portfolios’ total expense ratios to the medians of the Portfolios’ EGs and EU. The Portfolios’ rankings are also shown.

Portfolio	Expense Ratio (%)[31]	Broadridge. EG Median (%)	Broadridge Group Rank	Broadridge. EU Median (%)	Broadridge Universe Rank
Tax-Managed International Portfolio	1.109	1.150	7/14	1.150	117/257
Without 5 bp adv. fee waiver	1.159	1.150	7/14	1.150	131/257

International Portfolio	1.152	1.254	5/15	1.150	130/257
Without 5 bp adv. fee waiver	1.202	1.254	5/15	1.150	150/257

Emerging Markets Portfolio	1.436	1.561	6/18	1.407	210/395
Without 5 bp adv. fee waiver	1.486	1.561	6/18	1.407	231/395

U.S. Government Short Duration Portfolio	0.779	0.778	8/14	0.701	35/55
Short Duration Plus Portfolio	0.624	0.651	8/19	0.621	85/168
Intermediate Duration Portfolio	0.581	0.780	4/15	0.651	99/284
Short Duration California Municipal Portfolio[32]	0.727	0.727	5/9	0.665	10/17
Short Duration Diversified Municipal Portfolio	0.620	0.642	6/14	0.555	43/66
Short Duration New York Municipal Portfolio[32]	0.665	0.665	5/9	0.665	9/17
California Municipal Portfolio[32]	0.635	0.741	5/16	0.608	98/177
Diversified Municipal Portfolio	0.557	0.678	4/15	0.609	50/131
New York Municipal Portfolio[32]	0.614	0.747	3/16	0.627	75/155

31	The total expense ratios are for the most recently completed fiscal year Private Client Class.

32	Broadridge expanded the Portfolio’s EG/EU with respect to the Portfolio’s Lipper investment classification/objective under standard Lipper guidelines.

AB BLENDED STYLE FUNDS •	107

Based on this analysis, considering pro-forma information where possible, the Portfolios have a more favorable ranking on a total expense ratio basis than on a contractual management fee basis, with the exception of International Portfolio, Short Duration California Municipal Portfolio, and Short Duration New York Municipal Portfolio, which have equally favorable rankings, and U.S. Government Short Duration Portfolio, which has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

Members of the Adviser’s Controller’s Office provided the Board of Directors information regarding the Adviser’s profitability attributable to the Portfolios. Excluding administrative and servicing expenses, with the exception of U.S. Government Short Duration Portfolio, Short Duration Plus Portfolio, Intermediate Duration Portfolio, Short Duration California Municipal Portfolio, Short Duration Diversified Municipal Portfolio and Diversified Municipal Portfolio, where the Adviser’s profitability decreased, the Adviser’s profitability increased for the Portfolios during calendar year 2014, relative to 2013. Including administrative and servicing expenses, with the exception of California Municipal Portfolio, where the Adviser’s 2014 profitability was equal to 2013, and U.S. Government Short Duration Portfolio, Short Duration Plus Portfolio, Intermediate Duration Portfolio, Short Duration Diversified Municipal Portfolio, and Diversified Municipal Portfolio, where the Adviser’s profitability decreased, the Adviser’s profitability increased for the Portfolios during calendar year 2014, relative to 2013.

The Adviser provides the Portfolios with shareholder servicing services. For these services, the Adviser charges the Fixed-Income Portfolios a fee of 0.10% of average daily assets and the Equity Portfolios a fee of 0.25% of average daily net

108	• AB BLENDED STYLE FUNDS

assets. Set forth below are the fees paid by the Portfolios under the Shareholder Servicing Agreement during the fiscal year ended September 30, 2014:33

Portfolio	Shareholder Servicing Agreement Fee
Tax-Managed International Portfolio	$9,754,879
International Portfolio	$4,078,030
Emerging Markets Portfolio	$3,180,336
U.S. Government Short Duration Portfolio	$48,774
Short Duration Plus Portfolio	$347,138
Intermediate Duration Portfolio	$3,885,193
Short Duration California Municipal Portfolio	$51,916
Short Duration Diversified Municipal Portfolio	$279,244
Short Duration New York Municipal Portfolio	$99,339
California Municipal Portfolio	$934,129
Diversified Municipal Portfolio	$4,395,640
New York Municipal Portfolio	$1,371,449

In addition to the Adviser’s direct profits from managing and providing certain shareholder services to the Portfolios, certain of the Adviser’s affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the retail class shares of the Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”) for providing such services. In addition the Adviser benefits from soft dollar arrangements which offset research related expenses the Adviser would otherwise incur.

Certain of the Portfolios have retail class shares. As of September 30, 2015, with respect to Tax-Managed International Portfolio and International Portfolio, the retail classes make up a small percentage of each of those Portfolios’ total net assets:

Portfolio	09/30/15 Total Retail as % of Net Assets
Tax-Managed International Portfolio	0.05%
International Portfolio	0.42%
Short Duration Plus Portfolio	15.97%
California Municipal Portfolio	9.92%
Diversified Municipal Portfolio	25.55%
New York Municipal Portfolio	14.52%

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the principal underwriter of the Portfolios’ retail classes. ABI and the Adviser have

33	The Shareholder Servicing Agreement does not apply to the Retail Class shares of the Portfolios.

AB BLENDED STYLE FUNDS •	109

disclosed in the prospectuses of the Portfolios’ retail classes that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolios. In 2014, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds (which includes the retail classes of the Portfolios) or approximately $20.4 million for distribution services and educational support (revenue sharing payments).

ABI retained the following amounts for Class A front-end load sales charges from sales of the Portfolios’ Class A shares during the fiscal year ended September 30, 2014:

Portfolio	Amount Received
Tax-Managed International Portfolio		$135
International Portfolio		$459
Short Duration Plus Portfolio		$773
California Municipal Portfolio		$8
Diversified Municipal Portfolio		$586
New York Municipal Portfolio	$	– 0	–
ABI received the following Rule 12b-1 fees and CDSC for the Portfolios during the fiscal year ended September 30, 2014:

Portfolio	12b-1 Fee Received	CDSC Received
Tax-Managed International Portfolio	$9,920	$12
International Portfolio	$42,247	$501
Short Duration Plus Portfolio	$362,791	$605
California Municipal Portfolio	$596,822	$6,613
Diversified Municipal Portfolio	$5,467,648	$123,228
New York Municipal Portfolio	$1,349,236	$23,945

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolios, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received the following net fees from the Portfolios during the fiscal year ended September 30, 2014:34

Portfolio	ABIS Fee
Tax-Managed International Portfolio[35]	$860
International Portfolio[26]	$5,908

34	The fee disclosed is net of expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balances that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then from the transfer agent’s account to the Portfolio’s account. However, due to lower average balances and interest rates during the fiscal year ended September 30, 2014, monthly fees exceeded interest credits, resulting in zero expense offsets for the period.

35	Effective February 25, 2013, ABIS waived the $18,000 minimum charge for the Portfolio.

110	• AB BLENDED STYLE FUNDS

Portfolio	ABIS Fee
Short Duration Plus Portfolio	$27,675
California Municipal Portfolio	$18,027
Diversified Municipal Portfolio	$308,071
New York Municipal Portfolio	$32,390

The Portfolios did not effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”), and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and therefore did not pay commissions for such transactions during the fiscal year ended September 30, 2014.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the Portfolios through lower fees.

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,36 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a

36	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

AB BLENDED STYLE FUNDS •	111

greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

Previously in September 2007, the independent consultant provided the Board of Directors an update of the Deli study on advisory fees and various fund characteristics.37 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.38 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted was explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style.39

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $471 billion as of August 31, 2015, the Adviser has the investment experience to manage the Portfolios and provide non-investment services (described in Section I) to the Portfolios.

The information prepared by Broadridge in the table below shows the 1, 3, 5, and 10 year gross performance returns of the Portfolios40 relative to the medians of the Portfolios’ Broadridge Performance Groups (“PG”) and Broadridge Performance Universes (“PU”)41 for the periods ended July 31, 2015.42 Also shown are the gross performance rankings of the Portfolios.

37	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

38	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

39	There have been substantial changes to the investment management industry since 2007. Accordingly, some of the 2007 comparative results may no longer be reflective of current conditions in the industry.

40	The gross performance returns are for the Private Client class shares of the Portfolios.

41	The Portfolios’ PGs/PUs may not be identical to the Portfolios’ EGs/EUs as the criteria for including or excluding a fund in a PG/PU is different from that of an EG/EU.

42	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

112	• AB BLENDED STYLE FUNDS

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Tax-Managed International Portfolio[43]
1 year	0.11	2.47	3.26	12/14	239/315
3 year	12.11	13.03	12.35	9/14	148/270
5 year	6.15	9.61	9.29	12/14	225/246
10 year	2.55	7.68	6.43	10/10	125/125

International Portfolio[43]
1 year	0.10	3.26	3.26	12/15	241/315
3 year	12.04	12.83	12.35	9/13	151/270
5 year	6.14	9.33	9.29	13/13	226/246
10 year	2.65	6.87	6.43	10/10	122/125

Emerging Markets Portfolio
1 year	-9.55	-10.65	-11.69	8/18	232/628
3 year	4.17	2.58	2.07	6/17	143/431
5 year	1.36	2.24	2.01	9/13	161/279
10 year	6.47	7.17	7.85	7/10	90/120

U.S. Government Short Duration Portfolio
1 year	0.97	1.24	1.23	10/14	54/69
3 year	0.69	1.03	0.86	10/13	44/62
5 year	1.00	1.45	1.20	9/12	48/59
10 year	2.64	3.03	3.08	10/11	33/39

Short Duration Plus Portfolio
1 year	1.10	1.34	1.37	12/19	177/243
3 year	0.97	1.77	1.73	15/18	190/199
5 year	1.27	2.41	2.39	15/18	160/164
10 year	2.38	3.61	3.58	15/15	111/115

Intermediate Duration Portfolio
1 year	3.36	3.21	2.80	5/15	47/399
3 year	2.61	2.65	2.52	10/15	147/356
5 year	4.22	4.40	4.32	12/14	174/321
10 year	5.43	5.27	5.29	5/13	87/216

Short Duration California Municipal Portfolio
1 year	0.38	1.84	1.78	7/7	15/15
3 year	0.74	2.22	1.95	7/7	15/15
5 year	1.03	3.21	2.05	7/7	10/14
10 year	2.33	3.90	3.90	5/5	7/7

43	As previously mentioned, Lipper changed the Portfolio’s Lipper investment objective/classification from IMLC to IMLG on July 9, 2013. However, at the request of the Senior Officer and the Adviser, Broadridge compared the Portfolio to IMLC peers.

AB BLENDED STYLE FUNDS •	113

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Short Duration Diversified Municipal Portfolio
1 year	0.59	0.88	0.93	12/14	70/82
3 year	0.80	1.14	1.14	11/13	61/70
5 year	1.24	1.69	1.68	11/12	50/65
10 year	2.45	2.75	2.75	6/7	30/42

Short Duration New York Municipal Portfolio
1 year	0.71	1.14	1.67	3/3	7/7
3 year	0.93	0.95	0.95	3/3	5/7
5 year	1.28	1.35	2.64	3/3	6/6
10 year	2.42	2.56	3.61	3/3	6/6

California Municipal Portfolio
1 year	2.41	3.11	2.84	2/2	30/31
3 year	1.77	2.51	2.77	2/2	27/28
5 year	3.09	4.00	4.28	2/2	26/27
10 year	3.93	4.34	4.48	2/2	19/22

Diversified Municipal Portfolio
1 year	2.26	3.04	2.96	14/15	123/165
3 year	1.85	2.53	2.65	15/15	121/143
5 year	3.04	4.28	4.11	14/14	102/118
10 year	3.92	4.56	4.55	12/12	67/71

New York Municipal Portfolio
1 year	2.63	3.19	2.96	2/2	18/24
3 year	1.78	2.28	2.46	2/2	21/21
5 year	2.95	3.65	3.81	2/2	20/20
10 year	3.90	4.27	4.24	2/2	16/17

114	• AB BLENDED STYLE FUNDS

Set forth below are the 1, 3, 5, 10 year and since inception net performance returns of the Portfolios (in bold)44 versus their benchmarks.45

	Periods Ending July 31, 2015 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Tax-Managed International Portfolio	-0.99	10.87	4.97	1.40	5.75
MSCI EAFE Index[46]	-0.28	12.32	8.01	5.02	6.19
Inception Date: June 22,1992

International Portfolio	-1.05	10.76	4.92	1.45	3.13
MSCI EAFE Index	-0.28	12.32	8.01	5.02	3.99
Inception Date: April 30, 1999

Emerging Markets Portfolio	-10.84	2.68	-0.09	4.91	6.78
MSCI Emerging Markets Index	-13.38	0.61	0.58	6.62	N/A
Inception Date: December 15, 1995

U.S. Government Short Duration Portfolio	0.19	-0.06	0.28	1.91	4.13
Bank of America / Merrill Lynch 1-3 Year Treasury Index	1.01	0.59	0.78	2.55	4.76
Inception Date: January 3, 1989

Short Duration Plus Portfolio	0.47	0.35	0.65	1.74	4.25
Bank of America / Merrill Lynch 1-3 Year Treasury Index	1.01	0.59	0.78	2.55	4.76
Inception Date: December 12, 1988

Intermediate Duration Portfolio	2.76	2.02	3.63	4.83	6.30
Barclays Capital U.S. Aggregate Bond Index	2.82	1.60	3.27	4.61	6.61
Inception Date: January 17, 1989

Short Duration California Municipal Portfolio	-0.35	0.03	0.35	1.62	2.45
Barclays Capital 1 Year Municipal Bond Index[46]	0.48	0.66	0.83	2.16	3.06
Inception Date: October 3, 1994

Short Duration Diversified Municipal Portfolio	-0.03	0.19	0.62	1.8	2.68
Barclays Capital 1 Year Municipal Bond Index[46]	0.48	0.66	0.83	2.16	3.06
Inception Date: October 3, 1994

44	The net performance returns shown in the table are for the Private Client Class shares of the Portfolios.

45	The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2015.

46	Benchmark since inception performance is as of the closest month end after the Portfolio’s actual inception date.

AB BLENDED STYLE FUNDS •	115

	Periods Ending July 31, 2015 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Short Duration New York Municipal Portfolio	0.04	0.27	0.63	1.75	2.55
Barclays Capital 1 Year Municipal Bond Index[46]	0.48	0.66	0.83	2.16	3.06
Inception Date: October 3, 1994

California Municipal Portfolio	1.78	1.13	2.45	3.28	4.48
Barclays Capital 5 Year GO Municipal Index[46]	1.70	1.59	2.57	3.92	5.10
Inception Date: August 6, 1990

Diversified Municipal Portfolio	1.70	1.29	2.47	3.34	4.71
Barclays Capital 5 Year GO Municipal Index[46]	1.70	1.59	2.57	3.92	5.20
Inception Date: January 9, 1989

New York Municipal Portfolio	2.01	1.16	2.32	3.26	4.71
Barclays Capital 5 Year GO Municipal Index[46]	1.70	1.59	2.57	3.92	5.20
Inception Date: January 9, 1989

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the investment advisory fees for the Fixed Income Portfolios are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. With respect to Tax-Managed International Portfolio and International Portfolio, the Portfolios’ investment advisory fees, with the five basis point waiver, are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. With respect to Emerging Markets Portfolio, the Directors should consider asking the Adviser to extend the 5 basis points advisory fee waiver or to reduce the proposed advisory fee to the extent such fee will not be above the Portfolio Broadridge expense group median.47 This conclusion with respect to each Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 16, 2015

47	At the October 22, 2015 meeting, the Adviser agreed to implement an advisory fee waiver of 2.5 basis points effective until October 31, 2016 for Emerging Markets Portfolio.

116	• AB BLENDED STYLE FUNDS

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

FIXED INCOME (continued)

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio*

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Growth Portfolio*

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

MULTI-ASSET (continued)

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to December 15, 2014, All Market Growth Portfolio was named Dynamic All Market Fund; All Market Real Return Portfolio was named Real Asset Strategy.

AB BLENDED STYLE FUNDS •	117

AB Family of Funds

NOTES

118	• AB BLENDED STYLE FUNDS

NOTES

AB BLENDED STYLE FUNDS •	119

NOTES

120	• AB BLENDED STYLE FUNDS

AB BLENDED STYLE FUNDS

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

IPTIP-0151-0915

SEP    09.30.15

ANNUAL REPORT

AB SHORT DURATION PORTFOLIO

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

November 18, 2015

Annual Report

This report provides management’s discussion of fund performance for AB Short Duration Portfolio (the “Portfolio”) for the annual reporting period ended September 30, 2015. Effective January 20, 2015, the Portfolio’s name changed from AllianceBernstein Short Duration Portfolio to AB Short Duration Portfolio.

Investment Objective and Policies

The investment objective of the Portfolio is to provide safety of principal and a moderate rate of income that is subject to taxes. The Portfolio invests at least 80% of its total assets in securities rated A or better by national ratings agencies (or, if unrated, determined by AllianceBernstein L.P. (the “Adviser”) to be of comparable quality) and comparably-rated commercial paper and notes. Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, US Government and agency securities, asset-backed securities, mortgage-related securities, inflation-protected securities, bank loan debt and preferred stock, as well as others. The Portfolio may also invest up to 20% of its total assets in fixed-income foreign securities in developed or emerging-market countries. The Portfolio may use derivatives, such as options, futures, forwards and swaps. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade (commonly known as “junk bonds”).

In managing the Portfolio, the Adviser may use interest rate forecasting to determine the best level of interest rate risk at a given time. The Adviser may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and modestly lengthen average duration when it anticipates that interest rates will fall. The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

The Portfolio may enter into foreign currency transactions on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.

AB SHORT DURATION PORTFOLIO •	1

Investment Results

The table on page 7 shows performance for the Portfolio compared to its benchmark, the Bank of America Merrill Lynch (“BofA ML”) 1-3 Year US Treasury Index, for the six- and 12-month periods ended September 30, 2015.

All share classes underperformed the benchmark during both periods, before sales charges; yield-curve positioning detracted from returns, primarily from an overweight to the two-year part of the curve. Sector positioning contributed to returns, specifically from an overweight to asset-backed securities and commercial mortgage-backed securities, relative to the benchmark. Security selection within agencies contributed to returns for both periods. Country allocation contributed as well, mainly from an overweight to New Zealand.

During both periods, the Portfolio utilized derivatives including Treasury futures in order to manage duration and yield curve positioning; currency forwards were utilized to manage the Portfolio’s currency positioning, which had an immaterial impact during both periods.

Market Review and Investment Strategy

Bond markets were volatile for the 12-month period ended September 30, 2015, as growth trends and monetary policies in the world’s biggest economies headed in different directions. Inflation continued to fall throughout the developed world, driven primarily by decreasing commodity prices. While oil prices began to rebound in April, they again fell in August, remaining well below their price range in late 2014. These dynamics caused volatility within government bond yields, with the yield on the 10-year US Treasury ranging from 1.7% to 2.5%, ultimately ending the period at 2.1%. Adding to the volatility, the US Federal Reserve postponed its long expected interest-rate hike, alluding to the emerging market turmoil as one of the reasons.

In other markets, including many in Europe where the European Central Bank implemented its quantitative easing program, some yields ended the period in negative territory. In emerging markets, political and economic instability across regions negatively affected the investment environment. Slower growth in China, Brazil and other emerging market economies caused further pressure on credit markets at the end of the reporting period.

2	• AB SHORT DURATION PORTFOLIO

DISCLOSURES AND RISKS

Benchmark Disclosure

The Bank of America Merrill Lynch® (“BofA ML”) 1-3 Year US Treasury Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The BofA ML 1-3 Year US Treasury Index represents the performance of US dollar-denominated sovereign debt publicly issued by the US government in its domestic market with a remaining term to final maturity of one to three years. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Interest Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds and notes. The Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government policy initiatives and market reaction to those initiatives. Increases in interest rates may cause the value of the Portfolio’s investments to decline and this decrease in value may not be offset by higher income from new investments. The Portfolio will experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations.

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more.

Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.

Foreign (Non-US) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in US securities. These risks include risks related to adverse market, economic, political and

(Disclosures, Risks and Note about Historical Performance continued on next page)

AB SHORT DURATION PORTFOLIO •	3

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets.

Emerging Markets Securities Risk: The risks of investing in foreign (non-US) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty.

Derivatives Risk: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. The US government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance.

Mortgage-Related Securities Risk: Mortgage-related securities represent interests in “pools” of mortgages, including consumer loans or receivables held in trust. Mortgage-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. When this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk: The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but its

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• AB SHORT DURATION PORTFOLIO

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

Leverage Risk: To the extent the Portfolio uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid or relatively less liquid securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolio is subject to more liquidity risk because the market for municipal securities is generally smaller than many other markets. Illiquid securities and relatively less liquid securities may also be difficult to value.

Redemption Risk: The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Foreign Currency Risk: This is the risk that changes in foreign (non-US) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign securities and foreign currency positions may decrease if the US dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the US dollar).

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local securities prices and, therefore, share prices of the Portfolio.

Market Risk: The Portfolio is subject to market risk, which is the risk that stock or bond prices in general may decline over short or extended periods. In the past several years, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. Recently, some securities markets, particularly in Europe and Asia, have been very volatile and have declined in value significantly. These market conditions may continue, worsen, or spread. The US Government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates low. Other governments have tried to support markets by buying stocks. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has terminated certain of its market support activities. Further reduction or withdrawal of Federal Reserve or other US or non-US governmental or central bank support could negatively affect financial markets generally, raise interest rates, increase market volatility, and reduce the value and liquidity of securities in which the Portfolio invests.

Current political uncertainty surrounding the European Union (“EU”) and its membership may increase market volatility. The financial instability of some countries in the EU, including Greece, Italy and Spain, together with the risk of that financial

AB SHORT DURATION PORTFOLIO •	5

Disclosures and Risks

(Disclosures, Risks and Note about Historical Performance continued on next page)

DISCLOSURES AND RISKS

(continued from previous page)

instability impacting other more stable countries, may increase the risk of investing in companies in Europe and worldwide. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected.

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Riskier than a Money-Market Fund: Although the Portfolio maintains a short overall duration, it invests in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the Portfolio’s securities may be lower and the effective duration of the Portfolio will be longer.

Cybersecurity Risk: Cybersecurity incidents may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolio, the Adviser, and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

These risks are fully discussed in the Portfolio’s prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abglobal.com.

All fees and expenses related to the operation of the Portfolio have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum frontend sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

6	• AB SHORT DURATION PORTFOLIO

Disclosures and Risks

HISTORICAL PERFORMANCE

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2015 (unaudited)	NAV Returns
	6 Months	12 Months
AB Short Duration Portfolio
Class A	0.12%	0.43%

Class B*	-0.07%	0.16%

Class C	-0.15%	0.08%

BofA ML 1-3 Year US Treasury Index	0.46%	1.16%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note 1 for additional information.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

9/30/05 – 9/30/15 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB Short Duration Portfolio Class A shares (from 9/30/05 to 9/30/15) as compared to the performance of the Portfolio’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 3-6.

(Historical Performance continued on next page)

AB SHORT DURATION PORTFOLIO •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2015 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*

Class A Shares			0.82%
1 Year	0.43%	-3.83%
5 Years	0.28%	-0.58%
10 Years	1.39%	0.95%

Class B Shares			-0.10%
1 Year	0.16%	-2.84%
5 Years	-0.08%	-0.08%
10 Years(a)	0.97%	0.97%

Class C Shares			-0.13%
1 Year	0.08%	-0.92%
5 Years	-0.07%	-0.07%
10 Years	0.87%	0.87%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2015 (unaudited)
		SEC Returns (reflects applicable sales charges)
Class A Shares
1 Year		-3.83%
5 Years		-0.58%
10 Years		0.95%

Class B Shares
1 Year		-2.84%
5 Years		-0.08%
10 Years(a)		0.97%

Class C Shares
1 Year		-0.92%
5 Years		-0.07%
10 Years		0.87%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.90%, 1.68% and 1.66% for Class A, Class B and Class C shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2015.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

See Disclosures, Risks and Note about Historical Performance on pages 3-6.

8	• AB SHORT DURATION PORTFOLIO

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,001.20	$4.16	0.83%
Hypothetical**	$1,000	$1,020.91	$4.20	0.83%
Class B
Actual	$1,000	$999.30	$6.11	1.22%
Hypothetical**	$1,000	$1,018.95	$6.17	1.22%
Class C
Actual	$1,000	$998.50	$6.01	1.20%
Hypothetical**	$1,000	$1,019.05	$6.07	1.20%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

AB SHORT DURATION PORTFOLIO •	9

Expense Example

PORTFOLIO SUMMARY

September 30, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $312.5

*	All data are as of September 30, 2015. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

10	• AB SHORT DURATION PORTFOLIO

Portfolio Summary

PORTFOLIO OF INVESTMENTS

September 30, 2015

	Principal Amount (000)		U.S. $ Value

CORPORATES – INVESTMENT GRADE – 22.7%
Financial Institutions – 16.0%
Banking – 14.9%
Abbey National Treasury Services PLC/London 4.00%, 4/27/16	U.S.$	1,615	$1,644,070
ABN AMRO Bank NV 2.50%, 10/30/18(a)		1,498	1,518,987
American Express Credit Corp. 1.30%, 7/29/16		1,745	1,751,736
Australia & New Zealand Banking Group Ltd./New York NY 0.90%, 2/12/16		1,970	1,972,378
Bank of America Corp. 1.25%, 1/11/16		2,030	2,033,033
Bank of America NA 1.65%, 3/26/18		860	859,320
Bank of New York Mellon Corp. (The) 0.70%, 3/04/16		1,945	1,946,002
Barclays PLC 2.00%, 3/16/18		880	879,172
BNP Paribas SA 2.375%, 9/14/17		1,496	1,518,527
Citigroup, Inc. 0.82%, 5/01/17(b)		898	895,141
1.029%, 11/24/17(b)		992	992,916
1.25%, 1/15/16		2,025	2,028,602
Credit Agricole SA/London 3.00%, 10/01/17(a)		1,400	1,439,971
Credit Suisse/New York NY Series G 1.375%, 5/26/17		1,196	1,194,910
Danske Bank A/S 3.875%, 4/14/16(a)		618	627,591
Fifth Third Bancorp 3.625%, 1/25/16		1,515	1,528,344
Goldman Sachs Group, Inc. (The) 1.454%, 4/23/20(b)		876	878,278
3.625%, 2/07/16		1,875	1,892,955
HSBC USA, Inc. 1.70%, 3/05/18		884	881,580
ING Bank NV 1.375%, 3/07/16(a)		1,910	1,914,641
JPMorgan Chase & Co. 0.834%, 3/01/18(b)		896	890,185
Series G 1.10%, 10/15/15		2,190	2,190,504
Key Bank NA 1.70%, 6/01/18		1,270	1,268,241

AB SHORT DURATION PORTFOLIO •	11

Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Lloyds Bank PLC 1.75%, 3/16/18	U.S.$	1,539	$1,539,509
Mizuho Bank Ltd. 0.776%, 9/25/17(a)(b)		1,935	1,925,911
Morgan Stanley 1.75%, 2/25/16		1,164	1,167,727
1.875%, 1/05/18		859	861,217
5.625%, 9/23/19		888	992,034
PNC Funding Corp. 2.70%, 9/19/16		1,890	1,916,936
Royal Bank of Canada 0.85%, 3/08/16		1,925	1,927,637
UBS AG/Stamford CT 1.80%, 3/26/18		1,372	1,371,303
US Bank NA/Cincinnati OH 0.774%, 10/28/19(b)		714	709,409
Wells Fargo & Co. 2.125%, 4/22/19		1,427	1,437,195

			46,595,962

Insurance – 1.1%
MetLife, Inc. 1.756%, 12/15/17		1,271	1,280,025
New York Life Global Funding 0.80%, 2/12/16(a)		1,970	1,972,461

			3,252,486

			49,848,448

Industrial – 6.7%
Basic – 0.5%
Monsanto Co. 0.511%, 11/07/16(b)		1,590	1,580,939

Communications - Media – 0.7%
NBCUniversal Enterprise, Inc. 0.826%, 4/15/16(a)(b)		2,120	2,122,334

Communications - Telecommunications – 0.9%
America Movil SAB de CV 5.00%, 3/30/20		744	812,671
AT&T, Inc. 1.40%, 12/01/17		2,035	2,025,560

			2,838,231

Consumer Cyclical - Automotive – 1.8%
Daimler Finance North America LLC 1.25%, 1/11/16(a)		2,890	2,893,292
Ford Motor Credit Co. LLC 1.461%, 3/27/17		1,027	1,021,150
Volkswagen International Finance NV 1.125%, 11/18/16(a)		1,595	1,569,220

			5,483,662

12	• AB SHORT DURATION PORTFOLIO

Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Consumer Non-Cyclical – 2.1%
AbbVie, Inc. 1.75%, 11/06/17	U.S.$	2,000	$2,005,942
Gilead Sciences, Inc. 3.05%, 12/01/16		1,880	1,924,659
McKesson Corp. 0.95%, 12/04/15		828	828,296
PepsiCo, Inc. 0.70%, 2/26/16		1,910	1,911,981

			6,670,878

Technology – 0.7%
Cisco Systems, Inc. 0.614%, 3/03/17(b)		1,515	1,514,980
QUALCOMM, Inc. 1.40%, 5/18/18		804	800,951

			2,315,931

			21,011,975

Total Corporates – Investment Grade (cost $70,927,231)			70,860,423

GOVERNMENTS – TREASURIES – 19.7%
United States – 19.7%
U.S. Treasury Notes 0.375%, 3/31/16		10,984	10,994,731
0.50%, 11/30/16		5,287	5,290,854
0.625%, 7/31/17		5,691	5,693,151
1.25%, 4/30/19		3,500	3,518,778
1.375%, 6/30/18		32,985	33,429,968
1.625%, 6/30/20		2,616	2,649,006

Total Governments – Treasuries (cost $61,337,076)			61,576,488

ASSET-BACKED SECURITIES – 18.7%
Autos - Fixed Rate – 8.9%
Ally Auto Receivables Trust Series 2015-2, Class A3 1.49%, 11/15/19		629	630,619
Ally Master Owner Trust Series 2015-3, Class A 1.63%, 5/15/20		1,099	1,102,775
ARI Fleet Lease Trust Series 2014-A, Class A2 0.81%, 11/15/22(a)		279	278,584
Avis Budget Rental Car Funding AESOP LLC Series 2012-3A, Class A 2.10%, 3/20/19(a)		1,095	1,103,029
Series 2013-2A, Class A 2.97%, 2/20/20(a)		1,839	1,897,109

AB SHORT DURATION PORTFOLIO •	13

Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Bank of America Auto Trust Series 2012-1, Class C 2.09%, 7/17/17	U.S.$	1,825	$1,833,054
Bank of The West Auto Trust Series 2015-1, Class A3 1.31%, 10/15/19(a)		1,131	1,132,991
California Republic Auto Receivables Trust Series 2015-2, Class A3 1.31%, 8/15/19		502	502,803
Drive Auto Receivables Trust Series 2015-AA, Class A2 1.01%, 11/15/17(a)		452	452,111
Series 2015-DA, Class A2A 1.23%, 6/15/18(a)		468	467,977
Enterprise Fleet Financing LLC Series 2014-1, Class A2 0.87%, 9/20/19(a)		283	282,865
Series 2014-2, Class A2 1.05%, 3/20/20(a)		1,150	1,147,501
Series 2015-1, Class A2 1.30%, 9/20/20(a)		1,239	1,237,729
Fifth Third Auto Trust Series 2014-3, Class A4 1.47%, 5/17/21		838	844,594
Ford Credit Auto Owner Trust Series 2014-2, Class A 2.31%, 4/15/26(a)		1,274	1,295,144
GM Financial Automobile Leasing Trust Series 2015-1, Class A2 1.10%, 12/20/17		1,200	1,203,127
Series 2015-2, Class A3 1.68%, 12/20/18		1,020	1,023,701
GMF Floorplan Owner Revolving Trust Series 2015-1, Class A1 1.65%, 5/15/20(a)		469	468,081
Harley-Davidson Motorcycle Trust Series 2014-1, Class A3 1.10%, 9/15/19		1,720	1,721,909
Series 2015-1, Class A3 1.41%, 6/15/20		492	493,471
Hertz Vehicle Financing LLC Series 2013-1A, Class A2 1.83%, 8/25/19(a)		940	938,052
Series 2015-2A, Class A 2.02%, 9/25/19(a)		470	469,900
Hyundai Auto Lease Securitization Trust Series 2015-A, Class A2 1.00%, 10/16/17(a)		850	850,423
Series 2015-B, Class A3 1.40%, 11/15/18(a)		496	497,592

14	• AB SHORT DURATION PORTFOLIO

Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Hyundai Auto Receivables Trust Series 2015-A, Class A2 0.68%, 10/16/17	U.S.$	798	$798,104
Mercedes Benz Auto Lease Trust Series 2014-A, Class A2A 0.48%, 6/15/16		26	25,576
Nissan Auto Lease Trust Series 2015-A, Class A3 1.40%, 6/15/18		941	945,983
Santander Drive Auto Receivables Trust Series 2013-4, Class A3 1.11%, 12/15/17		203	203,022
Series 2015-3, Class A2A 1.02%, 9/17/18		544	544,215
Series 2015-4,Class A2A 1.20%, 12/17/18		382	381,844
TCF Auto Receivables Owner Trust Series 2015-1A, Class A2 1.02%, 8/15/18(a)		714	713,832
Volkswagen Auto Loan Enhanced Trust Series 2014-1, Class A3 0.91%, 10/22/18		1,338	1,333,740
World Omni Auto Receivables Trust Series 2013-B, Class A3 0.83%, 8/15/18		1,072	1,071,413

			27,892,870

Credit Cards - Fixed Rate – 3.1%
American Express Credit Account Master Trust Series 2014-2, Class A 1.26%, 1/15/20		773	776,598
Barclays Dryrock Issuance Trust Series 2014-3, Class A 2.41%, 7/15/22		1,260	1,299,136
Series 2015-2, Class A 1.56%, 3/15/21		641	646,609
Citibank Credit Card Issuance Trust Series 2005-A9, Class A9 5.10%, 11/20/17		2,655	2,670,893
Discover Card Execution Note Trust Series 2015-A2, Class A 1.90%, 10/17/22		814	812,944
Synchrony Credit Card Master Note Trust Series 2012-2, Class A 2.22%, 1/15/22		1,193	1,212,332
Series 2015-3, Class A 1.74%, 9/15/21		780	781,404
World Financial Network Credit Card Master Trust Series 2012-B, Class A 1.76%, 5/17/21		965	973,930

AB SHORT DURATION PORTFOLIO •	15

Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Series 2013-A, Class A 1.61%, 12/15/21	U.S.$	610	$613,159

			9,787,005

Credit Cards - Floating Rate – 2.6%
Cabela’s Credit Card Master Note Trust Series 2014-1, Class A 0.557%, 3/16/20(b)		1,200	1,197,978
Chase Issuance Trust Series 2013-A6, Class A6 0.627%, 7/15/20(b)		2,388	2,390,938
Discover Card Execution Note Trust Series 2014-A1, Class A1 0.637%, 7/15/21(b)		895	896,770
Series 2015-A1, Class A1 0.557%, 8/17/20(b)		1,003	999,399
First National Master Note Trust Series 2013-2, Class A 0.737%, 10/15/19(b)		912	913,097
World Financial Network Credit Card Master Trust Series 2014-A, Class A 0.587%, 12/15/19(b)		965	965,302
Series 2015-A, Class A 0.687%, 2/15/22(b)		647	645,614

			8,009,098

Other ABS - Fixed Rate – 2.1%
CIT Equipment Collateral Series 2014-VT1, Class A2 0.86%, 5/22/17(a)		1,014	1,014,215
CNH Equipment Trust Series 2013-A, Class A3 0.69%, 6/15/18		1,180	1,180,293
Series 2013-D, Class A4 1.37%, 10/15/20		2,365	2,368,391
Series 2015-A, Class A4 1.85%, 4/15/21		655	657,650
Dell Equipment Finance Trust Series 2014-1, Class A3 0.94%, 6/22/20(a)		806	805,782
Macquarie Equipment Funding Trust Series 2014-A, Class A2 0.80%, 11/21/16(a)		427	427,619

			6,453,950

Autos - Floating Rate – 2.0%
Ford Credit Floorplan Master Owner Trust A Series 2015-2, Class A2 0.777%, 1/15/22(b)		1,003	999,580
GE Dealer Floorplan Master Note Trust Series 2014-1, Class A 0.596%, 7/20/19(b)		615	610,650

16	• AB SHORT DURATION PORTFOLIO

Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Series 2015-1, Class A 0.716%, 1/20/20(b)	U.S.$	1,055	$1,047,214
Hertz Fleet Lease Funding LP Series 2013-3, Class A 0.753%, 12/10/27(a)(b)		760	760,462
Series 2014-1, Class A 0.603%, 4/10/28(a)(b)		1,220	1,220,620
Navistar Financial Dealer Note Master Trust Series 2014-1, Class A 0.944%, 10/25/19(a)(b)		776	772,862
NCF Dealer Floorplan Master Trust Series 2014-1A, Class A 1.716%, 10/20/20(a)(b)		957	957,000

			6,368,388

Home Equity Loans - Fixed Rate – 0.0%
Nationstar NIM Ltd. Series 2007-A, Class A 9.79%, 3/25/37(c)(d)		13	– 0	–

Total Asset-Backed Securities (cost $58,471,812)			58,511,311

COMMERCIAL MORTGAGE-BACKED SECURITIES – 15.2%
Non-Agency Fixed Rate CMBS – 13.5%
Banc of America Commercial Mortgage Trust Series 2007-4, Class A1A 5.774%, 2/10/51		1,778	1,888,693
Citigroup Commercial Mortgage Trust Series 2006-C4, Class A1A 5.973%, 3/15/49		276	280,151
Series 2013-GC11, Class XA 2.016%, 4/10/46(e)		14,659	1,102,523
Series 2015-GC29, Class A2 2.674%, 4/10/48		1,025	1,053,133
Commercial Mortgage Pass Through Certificates Series 2006-C8, Class A1A 5.292%, 12/10/46		1,059	1,097,464
Series 2012-CR4, Class A1 0.704%, 10/15/45		921	918,790
Series 2013-CR6, Class A1 0.719%, 3/10/46		1,441	1,430,550
Series 2013-CR6, Class A2 2.122%, 3/10/46		988	998,569
Series 2013-LC6, Class A1 0.724%, 1/10/46		731	728,029
Series 2013-LC6, Class XA 1.893%, 1/10/46(e)		1,966	143,260
Series 2014-CR16, Class A2 3.042%, 4/10/47		1,281	1,332,354

AB SHORT DURATION PORTFOLIO •	17

Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Series 2014-CR19, Class A2 2.965%, 8/10/47	U.S.$	1,560	$1,616,472
Series 2015-DC1, Class A2 2.87%, 2/10/48		1,097	1,134,582
Series 2015-LC21, Class A2 2.976%, 7/10/48		820	854,447
GS Mortgage Securities Corp. II Series 2013-GC10, Class A1 0.696%, 2/10/46		130	130,296
Series 2015-GC30, Class A2 2.726%, 5/10/50		1,007	1,036,542
GS Mortgage Securities Trust Series 2007-GG10, Class A4 5.989%, 8/10/45		504	531,685
Series 2012-GCJ7, Class XA 2.714%, 5/10/45(e)		11,314	1,080,627
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2012-LC9, Class A1 0.67%, 12/15/47		150	149,882
JP Morgan Chase Commercial Mortgage Securities Trust Series 2007-LDPX, Class A1A 5.439%, 1/15/49		2,476	2,584,162
Series 2013-C10, Class A1 0.73%, 12/15/47		695	692,713
Series 2013-C16, Class A2 3.07%, 12/15/46		2,201	2,286,723
JPMBB Commercial Mortgage Securities Trust Series 2013-C15, Class A2 2.977%, 11/15/45		2,245	2,325,195
Series 2015-C28, Class A2 2.773%, 10/15/48		1,250	1,285,955
Series 2015-C29, Class A2 2.921%, 5/15/48		600	621,764
LSTAR Commercial Mortgage Trust Series 2014-2, Class A2 2.767%, 1/20/41(a)		636	638,551
Merrill Lynch Mortgage Trust Series 2006-C2, Class A1A 5.739%, 8/12/43		732	751,623
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C8, Class A1 0.777%, 12/15/48		1,449	1,442,077
Series 2014-C17, Class A2 3.119%, 8/15/47		1,092	1,140,448
Series 2015-C23, Class A2 2.982%, 7/15/50		930	966,614

18	• AB SHORT DURATION PORTFOLIO

Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class A1 0.673%, 12/10/45	U.S.$	967	$962,587
Series 2013-C5, Class A1 0.779%, 3/10/46		1,464	1,456,666
Wachovia Bank Commercial Mortgage Trust Series 2006-C23, Class A5 5.416%, 1/15/45		1,638	1,645,656
Series 2006-C26, Class A1A 6.009%, 6/15/45		382	390,490
Wells Fargo Commercial Mortgage Trust Series 2012-LC5, Class A1 0.687%, 10/15/45		1,263	1,259,404
Series 2015-NXS1, Class A2 2.632%, 5/15/48		557	571,142
WF-RBS Commercial Mortgage Trust Series 2012-C10, Class XA 1.917%, 12/15/45(a)(e)		1,687	148,147
Series 2012-C6, Class XA 2.565%, 4/15/45(a)(e)		1,114	103,375
Series 2012-C9, Class A1 0.673%, 11/15/45		1,388	1,382,070
Series 2013-C12, Class A1 0.735%, 3/15/48		1,033	1,028,071
Series 2014-C24, Class A2 2.863%, 11/15/47		900	929,019

			42,120,501

Non-Agency Floating Rate CMBS – 1.0%
Carefree Portfolio Trust Series 2014-CARE, Class A 1.527%, 11/15/19(a)(b)		597	596,018
JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-INN, Class A 1.127%, 6/15/29(a)(b)		1,087	1,079,187
PFP III Ltd. Series 2014-1, Class A 1.629%, 6/14/31(a)(b)		253	253,159
Resource Capital Corp., Ltd. Series 2014-CRE2, Class A 1.257%, 4/15/32(a)(b)		431	428,402
Starwood Retail Property Trust Series 2014-STAR, Class A 1.427%, 11/15/27(a)(b)		622	616,729

			2,973,495

Agency CMBS – 0.7%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates Series K033, Class A1 2.871%, 2/25/23		2,133	2,246,539

AB SHORT DURATION PORTFOLIO •	19

Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Government National Mortgage Association Series 2006-51, Class IO 0.441%, 8/16/46(e)	U.S.$	2,346	$66,901

			2,313,440

Total Commercial Mortgage-Backed Securities (cost $47,797,596)			47,407,436

COLLATERALIZED MORTGAGE OBLIGATIONS – 8.9%
Agency Fixed Rate – 3.6%
Fannie Mae REMICS Series 2015-72, Class PC 3.00%, 10/25/43		2,160	2,236,347
Federal Home Loan Mortgage Corp. Series 3948, Class DA 3.00%, 12/15/24		2,845	2,951,970
Series 4029, Class NE 2.50%, 3/15/41		2,734	2,774,472
Federal National Mortgage Association Series 2010-9, Class EA 3.50%, 1/25/24		1,015	1,045,729
Series 2011-39, Class DA 3.50%, 7/25/24		614	622,036
Series 2014-54, Class LA 3.00%, 2/25/44		1,526	1,580,906

			11,211,460

Agency Floating Rate – 3.2%
Federal Home Loan Mortgage Corp. Series 4248, Class QF 0.707%, 6/15/39(b)		1,382	1,392,045
Series 4286, Class VF 0.657%, 12/15/43(b)		1,563	1,569,718
Federal National Mortgage Association Series 2013-57, Class FN 0.544%, 6/25/43(b)		1,468	1,470,645
Series 2014-49, Class AF 0.507%, 8/25/44(b)		2,467	2,462,696
NCUA Guaranteed Notes Trust Series 2010-R3, Class 1A 0.763%, 12/08/20(b)		3,305	3,328,216

			10,223,320

GSE Risk Share Floating Rate – 1.7%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2014-DN2, Class M1 1.044%, 4/25/24(b)		633	631,295
Series 2014-HQ1, Class M1 1.844%, 8/25/24(b)		839	841,342
Series 2014-HQ2, Class M1 1.644%, 9/25/24(b)		372	372,930

20	• AB SHORT DURATION PORTFOLIO

Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Federal Home Loan Mortgage Corp., Structured Agency Credit Risk Debt Notes Series 2014-HQ3, Class M1 1.844%, 10/25/24(b)	U.S.$	553	$553,714
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C02, Class 1M1 1.149%, 5/25/24(b)		1,240	1,228,908
Series 2014-C04, Class 2M1 2.294%, 11/25/24(b)		804	809,251
Series 2015-C01, Class 1M1 1.694%, 2/25/25(b)		374	374,290
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M1 2.95%, 11/25/25(a)(b)		229	229,266
Series 2015-WF1, Class 2M1 3.05%, 11/25/25(a)(b)		269	269,215

			5,310,211

Non-Agency Floating Rate – 0.4%
JPMorgan Chase Commercial Mortgage Securities Trust Series 2015-SGP, Class A 1.894%, 7/15/36(a)(b)		470	469,422
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 0.73%, 2/25/42(a)(b)		887	759,230

			1,228,652

Total Collateralized Mortgage Obligations (cost $27,987,125)			27,973,643

AGENCIES – 3.6%
Agency Callables – 3.6%
Federal Home Loan Banks 2.00%, 5/18/20		2,355	2,360,414
Federal Home Loan Mortgage Corp. Series 0002 1.25%, 5/25/18		3,234	3,237,615
1.95%, 5/28/20		2,355	2,360,742
1.58%, 2/27/19		3,231	3,237,272

Total Agencies (cost $11,175,153)			11,196,043

MORTGAGE PASS-THROUGHS – 3.0%
Agency Fixed Rate 30-Year – 1.5%
Federal National Mortgage Association Series 2010 5.00%, 2/01/40		2,846	3,201,069

AB SHORT DURATION PORTFOLIO •	21

Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Government National Mortgage Association Series 2002 7.50%, 3/15/32	U.S.$	130	$157,592
5.00%, 10/15/39		1,264	1,420,970

			4,779,631

Other Agency Fixed Rate Programs – 0.8%
Federal National Mortgage Association 3.00%, 5/01/35		2,332	2,401,225

Agency Fixed Rate 15-Year – 0.7%
Federal Home Loan Mortgage Corp. Gold 6.50%, 3/01/26		1,108	1,211,853
5.00%, 7/01/25		711	765,645
Federal National Mortgage Association Series 2001 6.00%, 11/01/16-12/01/16		39	39,634
Series 2002 8.00%, 8/01/16		6	5,743
6.00%, 2/01/17		43	44,073
6.00%, 12/01/21		12	13,246

			2,080,194

Agency ARMs – 0.0%
Federal National Mortgage Association Series 2007 1.789%, 1/01/37(b)		8	8,008

Total Mortgage Pass-Throughs (cost $9,122,363)			9,269,058

INFLATION-LINKED SECURITIES – 1.0%
United States – 1.0%
U.S. Treasury Inflation Index 0.125%, 4/15/19 (TIPS) (cost $3,183,459)		3,136	3,125,265

COVERED BONDS – 0.6%
DNB Boligkreditt AS 1.45%, 3/21/18(a) (cost $1,862,515)		1,865	1,865,440

Total Investments – 93.4% (cost $291,864,330)			291,785,107
Other assets less liabilities – 6.6%			20,753,669

Net Assets – 100.0%			$312,538,776

22	• AB SHORT DURATION PORTFOLIO

Portfolio of Investments

FUTURES (see Note 3)

Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2015	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr (CBT) Futures	462	December 2015	$101,085,589	$101,192,438	$106,849

Sold Contracts
U.S. T-Note 5 Yr (CBT) Futures	187	December 2015	22,509,711	22,536,422	(26,711)
U.S. T-Note 10 Yr (CBT) Futures	55	December 2015	7,045,331	7,080,391	(35,060)

					$45,078

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	NZD	4,940	USD	3,265	10/09/15	$107,654
Royal Bank of Scotland PLC	JPY	1,890,000	USD	15,814	3/25/16	1,213
State Street Bank & Trust Co.	USD	3,118	NZD	4,968	10/09/15	56,720

						$165,587

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2015, the aggregate market value of these securities amounted to $42,635,648 or 13.6% of net assets.

(b)	Floating Rate Security. Stated interest rate was in effect at September 30, 2015.

(c)	Fair valued by the Adviser.

(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.00% of net assets as of September 30, 2015, are considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value			Percentage of Net Assets
Nationstar NIM Ltd. Series 2007-A, Class A 9.79%, 3/25/37	4/04/07	$13,205	$	– 0	–	0.00%

(e)	IO – Interest Only

Currency Abbreviations:

JPY – Japanese Yen

NZD – New Zealand Dollar

USD – United States Dollar

Glossary:

ABS – Asset-Backed Securities

ARMs – Adjustable Rate Mortgages

CBT – Chicago Board of Trade

CMBS – Commercial Mortgage-Backed Securities

GSE – Government-Sponsored Enterprise

NCUA – National Credit Union Administration

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

AB SHORT DURATION PORTFOLIO •	23

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

September 30, 2015

Assets
Investments in securities, at value	$291,785,107
Foreign currencies, at value(a)	15,754,595
Cash	6,168,547
Cash collateral due from broker	92,664
Receivables:
Dividends and interest	762,551
Capital shares sold	54,862
Unrealized appreciation of forward currency exchange contracts	165,587

Total assets	314,783,913

Liabilities
Payables:
Investment securities purchased	1,074,293
Capital shares redeemed	853,961
Management fee	109,557
Dividends to shareholders	91,245
Shareholder servicing fee	21,526
Margin owed to broker on exchange-traded derivatives	16,831
Distribution fee	11,432
Transfer Agent fee	5,411
Accrued expenses	60,881

Total liabilities	2,245,137

Net Assets	$312,538,776

Cost of investments	$291,864,330

Net Assets Consist of:
Capital stock, at par	$26,621
Additional paid-in capital	332,314,757
Distributions in excess of net investment income	(258,632)
Accumulated net realized loss on investment transactions	(19,786,254)
Net unrealized appreciation/depreciation of:
Investments and futures transactions	(34,145)
Foreign currency denominated assets and liabilities	276,429

$312,538,776

(a)	Cost: $15,643,753. (Note 1)

See notes to financial statements.

24	• AB SHORT DURATION PORTFOLIO

Statement of Assets & Liabilities

Calculation of Maximum Offering Price

Short Duration Plus Class Shares
Net Assets	$262,550,612
Shares of capital stock outstanding	22,363,070

Net asset value and offering price per share	$11.74

Class A Shares
Net Assets	$35,923,041
Shares of capital stock outstanding	3,058,179

Net asset value and redemption price per share	$11.75
Sales charge—4.25% of public offering price	0.52

Maximum offering price	$12.27

Class B Shares
Net Assets	$341,116
Shares of capital stock outstanding	29,090

Net asset value and offering price per share	$11.73

Class C Shares
Net Assets	$13,724,007
Shares of capital stock outstanding	1,170,624

Net asset value and offering price per share	$11.72

See notes to financial statements.

AB SHORT DURATION PORTFOLIO •	25

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

For the Year Ended September 30, 2015

Investment Income
Income:
Interest		$3,971,754
Expenses:
Management fee (see Note 2A)	$1,565,040
Shareholder servicing fee (see Note 2B)	291,134
Custodian fee	141,060
Transfer Agent fee—Non-Retail Class	24,079
Transfer Agent fee—Class A	50,448
Transfer Agent fee—Class B	882
Transfer Agent fee—Class C	16,945
Distribution fees—Class A	84,504
Distribution fees—Class B	6,619
Distribution fees—Class C	138,661
Registration fees	65,840
Printing fees	43,644
Auditing and tax fees	23,233
Directors’ fees and expenses	17,798
Legal fees	8,746
Miscellaneous	21,665

Total expenses	2,500,298
Less: expenses waived and reimbursed by the Adviser (see Note 2D)	(79,904)

Net expenses		2,420,394

Net investment income		1,551,360

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		114,126
Futures		(47,561)
Foreign currency transactions		(514,376)

Net realized loss on investment transactions		(447,811)

Net change in unrealized appreciation/depreciation of:
Investments		936,106
Futures		(37,304)
Foreign currency denominated assets and liabilities		93,623

Net change in unrealized appreciation/depreciation of investments		992,425

Net realized and unrealized gain on investment transactions		544,614

Net Increase in Net Assets Resulting from Operations		$2,095,974

See notes to financial statements.

26	• AB SHORT DURATION PORTFOLIO

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30, 2015	Year Ended September 30, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,551,360	$2,042,161
Net realized gain (loss) on investment and foreign currency transactions	(447,811)	(894,260)
Net change in unrealized appreciation/depreciation of investments	992,425	2,002,833

Net increase in net assets resulting from operations	2,095,974	3,150,734
Dividends to Shareholders:
Dividends from net investment income
Short Duration Plus Class	(2,012,483)	(2,596,632)
Class A	(176,176)	(241,866)
Class B	(935)	(3,468)
Class C	(23,335)	(45,363)

Total dividends to shareholders	(2,212,929)	(2,887,329)

Capital-Share Transactions:
Net proceeds from sales of shares	138,678,328	130,405,575
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends	1,647,007	2,208,764

Total proceeds from shares sold	140,325,335	132,614,339
Cost of shares redeemed	(211,488,505)	(209,161,655)

Net decrease in net assets from capital-share transactions	(71,163,170)	(76,547,316)

Net decrease in net assets	(71,280,125)	(76,283,911)
Net Assets:
Beginning of period	383,818,901	460,102,812

End of period(a)	$312,538,776	$383,818,901

(a) Includes undistributed net investment income/(distributions in excess of net investment income) of:	$(258,632)	$313,110

See notes to financial statements.

AB SHORT DURATION PORTFOLIO •	27

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

September 30, 2015

NOTE 1.

Organization and Significant Accounting Policies

The AB Short Duration Class A, B and C shares are shares of Short Duration Plus Portfolio (the “Portfolio”) of the Sanford C. Bernstein Fund, Inc. (the “Fund”). Prior to January 20, 2015, the share classes were known as AllianceBernstein Short Duration Class A, B and C shares. The Fund is a managed open-end registered investment company, incorporated in Maryland on May 4, 1988. The Fund is currently comprised of 18 series each with its own investment objective. The Short Duration Plus Portfolio commenced offering AB Short Duration Class A, Class B and Class C Shares on May 21, 2003 (collectively, “Short Duration Retail Classes”) in addition to the existing Short Duration Plus Class shares (the “Plus Class”). Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. These financial statements include only the Short Duration Retail Classes. The financial highlights of the Plus Class shares are presented in a separate financial report. All four classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

A. Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has

28	• AB SHORT DURATION PORTFOLIO

Notes to Financial Statements

been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

B. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to

AB SHORT DURATION PORTFOLIO •	29

Notes to Financial Statements

transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market value as described in Note 1.A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are: value of collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

30	• AB SHORT DURATION PORTFOLIO

Notes to Financial Statements

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of September 30, 2015:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Corporates – Investment Grade	$	– 0	–	$70,860,423		$	– 0	–	$70,860,423
Governments – Treasuries		– 0	–	61,576,488			– 0	–	61,576,488
Asset-Backed Securities		– 0	–	52,057,361			6,453,950	^	58,511,311
Commercial Mortgage-Backed Securities		– 0	–	46,875,751			531,685		47,407,436
Collateralized Mortgage Obligations		– 0	–	22,402,683			5,570,960		27,973,643
Agencies		– 0	–	11,196,043			– 0	–	11,196,043
Mortgage Pass-Throughs		– 0	–	9,269,058			– 0	–	9,269,058
Inflation-Linked Securities		– 0	–	3,125,265			– 0	–	3,125,265
Covered Bonds		– 0	–	1,865,440			– 0	–	1,865,440

Total Investments in Securities		– 0	–	279,228,512			12,556,595		291,785,107
Other Financial Instruments*:
Assets:
Futures		106,849		– 0	–		– 0	–	106,849	#
Forward Currency Exchange Contracts		– 0	–	165,587			– 0	–	165,587
Liabilities:
Futures		(61,771)		– 0	–		– 0	–	(61,771	)#

Total+		$45,078		$279,394,099			$12,556,595		$291,995,772

^	The Portfolio held securities with zero market value at period end.

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

+	There were no transfers between Level 1 and Level 2 during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

AB SHORT DURATION PORTFOLIO •	31

Notes to Financial Statements

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Asset- Backed Securities^		Commercial Mortgage- Backed Securities		Collateralized Mortgage Obligations
Balance as of 9/30/14	$10,033,010		$535,951		$2,741,190
Accrued discounts/(premiums)	1,966		(579)		2,955
Realized gain (loss)	(31,557)		(67)		7,651
Change in unrealized appreciation/depreciation	40,933		(6,422)		33,715
Purchases/Payup	1,668,368		544,135		5,421,210
Sales/Paydown	(4,027,270)		(541,333)		(2,635,761)
Transfers in to Level 3	– 0	–	– 0	–	– 0	–
Transfers out of Level 3	(1,231,500)		– 0	–	– 0	–

Balance as of 9/30/15	$6,453,950		$531,685		$5,570,960

Net change in unrealized appreciation/depreciation from investments held as of 9/30/15*	$17,132		$(10,932)		$33,715

	Total
Balance as of 9/30/14	$13,310,151
Accrued discounts/(premiums)	4,342
Realized gain (loss)	(23,973)
Change in unrealized appreciation/depreciation	68,226
Purchases/Payup	7,633,713
Sales/Paydown	(7,204,364)
Transfers in to Level 3	– 0	–
Transfers out of Level 3	(1,231,500)

Balance as of 9/30/15	$12,556,595	+

Net change in unrealized appreciation/depreciation from investments held as of 9/30/15*	$39,915

^	The Portfolio held securities with zero market value at period end.

+	There were de minimis transfers under 1% of net assets during the reporting period.

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial Instruments in the accompanying statement of operations.

The following presents information about significant unobservable inputs related to the Portfolio’s Level 3 investments at September 30, 2015. Securities priced by third party vendors are excluded from the following table.

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 9/30/15			Valuation Technique	Unobservable Input	Range/ Weighted Average
Asset-Backed Securities	$	– 0	–	Qualitative Assessment		$ 0.00/N/A

32	• AB SHORT DURATION PORTFOLIO

Notes to Financial Statements

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

C. Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amount actually

AB SHORT DURATION PORTFOLIO •	33

Notes to Financial Statements

received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices of equity securities sold during the year. The Fund does isolate the effect of changes in foreign exchange rates from changes in market prices of debt securities sold during the year, as required by the Internal Revenue Code.

The Portfolio may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D. Taxes

The Portfolio is treated as a separate entity for federal income tax purposes. The Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, the Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements. As of September 30, 2015, the Portfolio did not have any unrecognized tax benefits.

E. Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

34	• AB SHORT DURATION PORTFOLIO

Notes to Financial Statements

F. Securities Transactions on a When-Issued or Delayed-Delivery Basis

The Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time the Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time the Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to the Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

H. Distribution of Income and Gains

Net investment income of the Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly. Distributions of net realized gains, less any available loss carryforwards, if any, for the Portfolio will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

Permanent differences have no effect on net assets. The effects of such permanent differences on each Portfolio—due to foreign currency gain (loss) reclassifications, paydown gain (loss), the tax treatment of Treasury inflation—protected securities, a dividend overdistribution, and the expiration of capital loss carryforwards—are reflected as adjustments to the components of capital as of September 30, 2015, as shown below:

Increase (Decrease) to Additional Paid-in Capital	Increase (Decrease) to Undistributed Net Investment Income (Loss)	Increase (Decrease) to Accumulated Net Realized Gain (Loss) on Investment and Foreign Currency Transactions
$ (4,117,162)	$ 89,827	$ 4,027,335

AB SHORT DURATION PORTFOLIO •	35

Notes to Financial Statements

I. Repurchase Agreements

The Portfolio may enter into repurchase agreements with banks or securities broker-dealers. It is the Fund’s policy that its custodian receives delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value of the collateral is equal to at least 100% of the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolio’s ability to dispose of the underlying securities.

NOTE 2.

Investment Management and Transactions with Affiliated Persons

A. Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of the Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

The Portfolio pays the Adviser an investment management fee at an annual rate of 0.45% of the first $750 million and 0.40% of the Portfolio’s average daily net assets over $750 million. The fee is accrued daily and paid monthly.

B. Transfer Agency Agreement; Shareholder Servicing Fee

Under a Transfer Agency Agreement between the Fund, on behalf of the Short Duration Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Short Duration Retail Classes compensate ABIS, a wholly-owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $24,818 for the year ended September 30, 2015.

Under the Shareholder Servicing Agreement between the Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder services to individual shareholders of the Portfolio (except the Retail Classes). Such services include, but are not limited to, providing information to shareholders concerning their fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from

36	• AB SHORT DURATION PORTFOLIO

Notes to Financial Statements

them with respect to voting their fund shares. This agreement applies only to the Plus Class shares of the Portfolio. Under the agreement, the fee paid by the Plus Class shares to the Adviser for services under this agreement is at an annual rate of 0.10 of 1% of the average daily net assets of the Portfolio attributable to the Plus Class shares during the month.

C. Distribution Arrangements—Short Duration Plus Class Shares

Under the Distribution Agreement between the Fund, on behalf of the Plus Class Shares of the Portfolio and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell Plus Class shares of the Portfolio. This agreement does not apply to the Short Duration Retail Classes of the Portfolio. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D. Distribution Arrangements—Short Duration Retail Classes

The Short Duration Retail Classes of the Portfolio have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each such class pays distribution services fees to AllianceBernstein Investments, Inc., (the “Distributor”), a wholly owned subsidiary of the Adviser, at an annual rate of up to 0.25 of 1% of the Class A Shares and 1% of the Class B and Class C Shares of the respective average daily net assets attributable to the Retail Classes. Effective April 1, 2015, the Distributor voluntarily reduced distribution service fees for the Short Duration Plus Portfolio Class A Shares to 0.20 of 1% of the Class A Shares’ average daily net assets. Effective July 1, 2015, the Distributor further voluntarily reduced the Class A 12b-1 fees to zero. Prior to January 30, 2015, the Retail Classes paid distribution service fees to the Retail Distributor at an annual rate of up to 0.30 of 1% of the Class A Shares’ average daily net assets. The fees are accrued daily and paid monthly. Effective April 1, 2012, the Distributor voluntarily agreed to waive 0.55 of 1% to limit fees to 0.45 of 1% of the average daily net assets attributable to the Class B Shares and Class C Shares. For the year ended September 30, 2015, such waiver amounted to $79,904. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolio’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amount of $14,602 and $992,122 for Class B and Class C shares, respectively. While such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s Short Duration Retail Class shares.

AB SHORT DURATION PORTFOLIO •	37

Notes to Financial Statements

E. Other Transactions with Affiliates

Class A Shares of the Portfolio are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A Shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge that declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B Shares will automatically convert to Class A Shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase.

The Distributor has advised the Portfolio that it has retained front-end sales charges of $959 from sales of Class A shares and received $40,287, $2,270, and $563 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C Shares, respectively, for the year ended September 30, 2015.

Brokerage commissions paid on investment transactions for the year ended September 30, 2015 amounted to $9,911, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein & Co., Ltd., affiliates of the Adviser.

NOTE 3.

Investment Security Transactions

A. Purchases and Sales

For the year ended September 30, 2015, the Portfolio had purchases and sales transactions, excluding repurchase transactions and transactions in short-term instruments, as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$80,059,398	$56,903,849
U.S. government securities	215,904,232	292,473,771

38	• AB SHORT DURATION PORTFOLIO

Notes to Financial Statements

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures and foreign currency transactions) are as follows:

Cost	$291,866,130

Gross unrealized appreciation	$1,013,696
Gross unrealized depreciation	(1,094,719)

Net unrealized appreciation	$(81,023)

B. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

AB SHORT DURATION PORTFOLIO •	39

Notes to Financial Statements

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended September 30, 2015, the Portfolio held futures for hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward currency exchange contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolio will generally not enter into a forward currency exchange contract with a term greater than one year. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Forward currency exchange contracts used to protect the Portfolio from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and other options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

During the year ended September 30, 2015, the Portfolio held foreign-currency exchange contracts for hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include

40	• AB SHORT DURATION PORTFOLIO

Notes to Financial Statements

provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’ net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty on the following pages.

At September 30, 2015, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$106,849	*	Receivable/Payable for variation margin on exchange-traded derivatives	$61,771	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	165,587

Total		$272,436			$61,771

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

AB SHORT DURATION PORTFOLIO •	41

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the year ended September 30, 2015:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/ depreciation of futures	$(47,561)	$(37,304)

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	13,360	(22,654)

Total		$(34,201)	$(59,958)

The following represents the average monthly volume of the Portfolio’s derivative transactions during the year ended September 30, 2015:

Futures:
Average original value of buy contracts	$101,825,998
Average original value of sale contracts	$31,146,927

Forward Currency Exchange Contracts:
Average principal amount of buy contracts(a)	$673,027
Average principal amount of sale contracts	$5,238,825

(a)	Positions were open for six months during the year.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

42	• AB SHORT DURATION PORTFOLIO

Notes to Financial Statements

All derivatives held during the reporting period were subject to netting arrangements. The following tables present the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio’s as of September 30, 2015:

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
OTC Derivatives:
BNP Paribas SA	$107,654	$	– 0	–	$	– 0	–	$	– 0	–		$107,654
Royal Bank of Scotland PLC	1,213		– 0	–		– 0	–		– 0	–		1,213
State Street Bank & Trust Co.	56,720		– 0	–		– 0	–		– 0	–		56,720

Total	$165,587	$	– 0	–	$	– 0	–	$	– 0	–		$165,587	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged			Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC**	$16,831	$	– 0	–		$(16,831)		$	– 0	–	$	– 0	–

Total	$16,831	$	– 0	–		$(16,831)		$	– 0	–	$	– 0	–

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at September 30, 2015.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

C. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

AB SHORT DURATION PORTFOLIO •	43

Notes to Financial Statements

D. TBA and Dollar Rolls

The Portfolio may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the year ended September 30, 2015, the Portfolio had no transactions in dollar rolls.

NOTE 4.

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2015 and September 30, 2014 were as follows:

	2015	2014
Distributions paid from:
Ordinary income	$2,212,929	$2,887,329

Total distributions paid	$2,212,929	$2,887,329

As of September 30, 2015, the components of accumulated earnings/(deficits) on a tax basis were as follows:

Accumulated capital and other losses(a)	(19,741,177)
Unrealized appreciation/(depreciation)(b)	29,819

Total accumulated earnings/(deficit)(c)	$(19,711,358)

(a)

As of September 30, 2015, the Portfolio had capital loss carryforwards of $19,501,765 for federal income tax purposes. During the fiscal year, the Portfolio had $4,022,522 of capital loss carryforwards expire. As of September 30, 2015, the Portfolio deferred $239,412 in straddles losses.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax treatment of Treasury inflation-protected securities and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable to shareholders.

44	• AB SHORT DURATION PORTFOLIO

Notes to Financial Statements

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-December 22, 2010 capital losses must be utilized prior to the earlier capital losses, which are subject to expiration. Post-December 22, 2010 capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of September 30, 2015, the Portfolio had a net capital loss carryforward of $19,501,765 which will expire as follows:

Short-Term Amount	Long-Term Amount	Expiration
$ 920,045	n/a	2016
5,807,512	n/a	2017
1,960,592	n/a	2018
2,061,764	n/a	2019
3,953,736	$ 4,798,116	No expiration

NOTE 5.

Risks Involved in Investing in the Portfolio

Interest Rate Risk—This is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds and notes. The Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government policy initiatives and market reaction to those initiatives. Increases in interest rates may cause the value of the Portfolio’s investments to decline and this decrease in value may not be offset by higher income from new investments. The Portfolio will experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations.

Credit Risk—This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more.

AB SHORT DURATION PORTFOLIO •	45

Notes to Financial Statements

Duration Risk—The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Inflation-Protected Securities Risk—The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.

Foreign (Non-U.S.) Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets.

Emerging Markets Securities Risk—The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty.

Derivatives Risk—The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. The U.S. Government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The

46	• AB SHORT DURATION PORTFOLIO

Notes to Financial Statements

ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance.

Mortgage-Related Securities Risk—Mortgage-related securities represent interests in “pools” of mortgages, including consumer loans or receivables held in trust. Mortgage-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

Prepayment and Extension Risk—Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. When this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk—The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Leverage Risk—To the extent the Portfolio uses leveraging techniques, its net asset value may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid or relatively less liquid securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixedincome securities has been outpaced by the growth in the size of the fixed-income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Derivatives and

AB SHORT DURATION PORTFOLIO •	47

Notes to Financial Statements

securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolio is subject to more liquidity risk because the market for municipal securities is generally smaller than many other markets. Illiquid securities and relatively less liquid securities may also be difficult to value.

Redemption Risk—The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

Actions by a Few Major Investors—In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local securities prices and, therefore, share prices of the Portfolio.

Lower-Rated Securities Risk—Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Riskier than a Money-Market Fund—Although the Portfolio maintains a short overall duration, it invests in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a moneymarket fund. The risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the Portfolio’s securities may be lower and the effective duration of the Portfolio will be longer.

Cybersecurity Risk—Cybersecurity incidents may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolio, the Adviser, and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

48	• AB SHORT DURATION PORTFOLIO

Notes to Financial Statements

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE 6.

Capital-Share Transactions

The Fund has authorized 14.3 billion shares of common stock, par value $0.001 per share, of which 14 billion are divided into 18 Portfolios. It has allocated 1 billion shares to the Portfolio, 200 million each to the five classes (including Class R shares which are not currently being offered). Share transactions for the Portfolio for the years ended September 30, 2015 and September 30, 2014, were as follows:

	Shares		Amount
	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2015	Year Ended September 30, 2014

Short Duration Plus Class Shares
Shares sold	9,600,271	7,068,886	$112,823,331	$83,132,610

Shares issued to shareholders on reinvestment of dividends	127,991	167,994	1,503,428	1,975,937

Shares redeemed	(14,056,126)	(14,207,171)	(165,048,681)	(167,124,511)

Net decrease	(4,327,864)	(6,970,291)	(50,721,922)	(82,015,964)

Beginning of period	26,690,934	33,661,225	339,949,400	421,965,364

End of period	22,363,070	26,690,934	$289,227,478	$339,949,400

Class A Shares
Shares sold	1,866,695	3,624,640	$21,933,404	$42,645,704

Shares issued to shareholders on reinvestment of dividends	10,790	16,208	126,756	190,764

Shares converted from Class B	40,391	35,624	474,766	419,403

Shares redeemed	(3,433,003)	(2,918,009)	(40,358,831)	(34,332,723)

Net increase (decrease)	(1,515,127)	758,463	(17,823,905)	8,923,148

Beginning of period	4,573,306	3,814,843	57,656,130	48,732,982

End of period	3,058,179	4,573,306	$39,832,225	$57,656,130

AB SHORT DURATION PORTFOLIO •	49

Notes to Financial Statements

	Shares		Amount
	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2015	Year Ended September 30, 2014

Class B Shares
Shares sold	15,617	26,817	$183,413	$315,225

Shares issued to shareholders on reinvestment of dividends	65	266	766	3,129

Shares converted to Class A	(40,473)	(35,689)	(474,766)	(419,403)

Shares redeemed	(46,321)	(36,487)	(543,133)	(428,524)

Net decrease	(71,112)	(45,093)	(833,720)	(529,573)

Beginning of period	100,202	145,295	2,993,711	3,523,284

End of period	29,090	100,202	$2,159,991	$2,993,711

Class C Shares
Shares sold	278,256	331,446	$3,263,414	$3,892,633

Shares issued to shareholders on reinvestment of dividends	1,370	3,314	16,057	38,934

Shares redeemed	(431,468)	(583,652)	(5,063,094)	(6,856,494)

Net decrease	(151,842)	(248,892)	(1,783,623)	(2,924,927)

Beginning of period	1,322,466	1,571,358	17,108,709	20,033,636

End of period	1,170,624	1,322,466	$15,325,086	$17,108,709

NOTE 7.

New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2015-07, which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the disclosure requirement for investments not valued at net asset value. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE 8.

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

50	• AB SHORT DURATION PORTFOLIO

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended September 30,
	2015		2014	2013	2012	2011

Net asset value, beginning of period	$ 11.75		$ 11.75	$ 11.91	$ 11.89	$ 11.92

Income From Investment Operations
Net investment income†	.03	(a)	.03	.01	.02	.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.02		.02	(.10)	.07	(.01)

Total from investment operations	.05		.05	(.09)	.09	.07

Less: Dividends
Dividends from net investment income	(.05)		(.05)	(.07)	(.07)	(.10)

Net asset value, end of period	$ 11.75		$ 11.75	$ 11.75	$ 11.91	$ 11.89

Total Return
Total investment return based on net asset value(b)	.43%		.41%	(.76)%	.72%	.63%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$35,923		$53,727	$44,806	$52,991	$67,806
Average net assets (000 omitted)	$42,125		$58,748	$47,682	$56,893	$64,792
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.91	%+	.95%	.94%	.94%	.92%
Expenses, before waivers/reimbursements	.91	%+	.95%	.94%	.94%	.92%
Net investment income	.23	%(a)+	.22%	.06%	.16%	.67%
Portfolio turnover rate***	86%		67%	120%	134%	99%

See	footnote summary on page 53.

AB SHORT DURATION PORTFOLIO •	51

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class B
	Year Ended September 30,
	2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 11.73	$ 11.72	$ 11.89	$ 11.89	$ 11.92

Income From Investment Operations
Net investment income (loss)(a)†	(.01)	.01	(.02)	(.04)	.00 (c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.03	.03	(.11)	.07	(.01)

Total from investment operations	.02	.04	(.13)	.03	(.01)

Less: Dividends
Dividends from net investment income	(.02)	(.03)	(.04)	(.03)	(.02)

Net asset value, end of period	$ 11.73	$ 11.73	$ 11.72	$ 11.89	$ 11.89

Total Return
Total investment return based on net asset value(b)	.16%	.33%	(1.09)%	.23%	(.05)%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$341	$1,175	$1,703	$2,592	$4,559
Average net assets (000 omitted)	$662	$1,385	$2,071	$3,567	$5,443
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.17%+	1.13%	1.20%	1.45%	1.60%
Expenses, before waivers/reimbursements	1.72%+	1.68%	1.75%	1.78%	1.66%
Net investment income (loss)(a)	(.07 )%+	.05%	(.20)%	(.34)%	(.01)%
Portfolio turnover rate***	86%	67%	120%	134%	99%

See	footnote summary on page 53.

52	• AB SHORT DURATION PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended September 30,
	2015		2014	2013	2012	2011

Net asset value, beginning of period	$ 11.73		$ 11.72	$ 11.89	$ 11.89	$ 11.92

Income From Investment Operations
Net investment income (loss)(a)†	.00	(c)	.01	(.01)	(.03)	.00 (c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.01		.03	(.11)	.06	.00 (c)

Total from investment operations	.01		.04	(.12)	.03	.00 (c)

Less: Dividends
Dividends from net investment income	(.02)		(.03)	(.05)	(.03)	(.03)

Net asset value, end of period	$ 11.72		$ 11.73	$ 11.72	$ 11.89	$ 11.89

Total Return
Total investment return based on net asset value(b)	.08%		.34%	(1.01)%	.25%	(.02)%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$13,724		$15,507	$18,421	$20,608	$24,840
Average net assets (000 omitted)	$13,866		$17,270	$19,599	$22,617	$25,340
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.17	%+	1.11%	1.11%	1.38%	1.57%
Expenses, before waivers/reimbursements	1.72	%+	1.66%	1.66%	1.72%	1.63%
Net investment income (loss)(a)	(.01	)%+	.06%	(.11)%	(.27)%	.02%
Portfolio turnover rate***	86%		67%	120%	134%	99%

***	The Portfolio accounts for dollar roll transactions as purchases and sales.

†	Based on average shares outstanding.

+	The ratio includes expenses attributable to costs of proxy solicitation.

(a)	Net of fees and expenses waived by Distributor.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	Amount is less than $.005.

See notes to financial statements.

AB SHORT DURATION PORTFOLIO •	53

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and AB Short Duration Retail Class Shareholders of Sanford C. Bernstein Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Short Duration Plus Portfolio (one of the eighteen portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter referred to as the “Fund”) at September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 27, 2015

54	• AB SHORT DURATION PORTFOLIO

Report of Independent Registered Public Accounting Firm

2015 FEDERAL TAX INFORMATION

(unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended September 30, 2015. For foreign shareholders, 97.18% of dividends paid by the Portfolio may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2016.

AB SHORT DURATION PORTFOLIO •	55

BOARD OF DIRECTORS

Bart Friedman(1)(2), Chairman

Seth Masters, President

Suzanne Brenner(1)

R. Jay Gerken(1)

William Kristol(1)

Debra Perry(1)

Donald K. Peterson(1)

OFFICERS

Philip L. Kirstein,

Senior Vice President and Independent Compliance Officer

Jon P. Denfeld, Vice President(3)

Shawn Keegan, Vice President(3)

Alison M. Martier, Vice President(3)

Douglas J. Peebles, Vice President(3)

Greg J. Wilensky, Vice President(3) Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Emilie D. Wrapp, Secretary Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street
Boston, MA 02210

Distributor†

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent†

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019 Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

(1)	Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

(2)	Member of the Fair Value Pricing Committee.

(3)	The day-to-day management of, and investment decisions for, the AB Short Duration Portfolio are made by the U.S. Investment Grade: Liquid Markets Structured Products Investment Team. Ms. Martier and Messrs. Denfeld, Keegan, Peebles and Wilensky are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

†	For the AB Short Duration Portfolio, Classes A, B and C shares only.

56	• AB SHORT DURATION PORTFOLIO

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS***, AGE, (YEAR OF ELECTION*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
INTERESTED DIRECTOR
Seth Masters + c/o AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY 10105 56 (2015)

Senior Vice President of the Adviser with which he has been associated since prior to 2010. He is Chief Investment Officer (“CIO”) of Bernstein Global Wealth Management. From 2010 to 2013, he was CIO for Asset Allocation, overseeing the firm’s Dynamic Asset Allocation, Target Date, Target Risk and Indexed services. From 2008 to 2010, he was head of AB’s Defined Contribution business unit. From 2002 to 2008, he was Chief Investment Officer of Blend Strategies. From 1994 to 2002, he was CIO of Emerging Market Value Equities. He joined Bernstein in 1991 as a research analyst covering global financial firms. Prior to joining AB Mr. Masters worked as a senior associate at Booz, Allen & Hamilton from 1986 to 1990 and taught economics in China from 1983 to 1985.

		21	Chair of the Wenner-Gren Foundation Board; and Chair of the Finance Committee of Bennington College until 2011

DISINTERESTED DIRECTORS
Bart Friedman, #,^ Chairman of the Board 71 (2005)	Senior Partner at Cahill Gordon & Reindel LLP (law firm) since prior to 2010.	21	Chair of the Audit Committee of The Brookings Institution; Chair of the Audit and Compensation Committees of Lincoln Center for the Performing Arts; Allied World Assurance Holdings; and Ovid Therapeutics Inc.

AB SHORT DURATION PORTFOLIO •	57

Management of the Fund

NAME, ADDRESS***, AGE, (YEAR OF ELECTION*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Suzanne Brenner, # 57 (2014)	Senior Vice President and Chief Investment Officer (CIO) of the Metropolitan Museum of Art, which she joined in 1999. Ms. Brenner is a Certified Public Accountant in the state of New York. Previously, she held many investment management and finance positions with various public and private entities, including the Rockefeller Foundation (1994-1999), through a private equity firm, QCS, Inc. (1992-1994), and Ernst & Young LLP (1981-1992). She is a member of the Emerita Counsel of 100 Women in Hedge Funds, a global association of more than 10,000 professional women since 2008, and previously served on the Board of Directors of The Investment Fund for Foundations (“TIFF”) from 2003 until 2010.	21	100 Women in Hedge Fund (through December 31, 2014)

R. Jay Gerken, # 64 (2013)	Formerly, President and Chief Executive Officer of Legg Mason Partners Fund Advisor, LLC, and President & Board Member of The Legg Mason and Western Asset mutual funds from 2005 until June 2013. Previously, he was the President and Chair of the funds board of the Citigroup Asset Management mutual funds (2002-2005); Portfolio Manager and Managing Director, Smith Barney Asset Management (1993-2001) and President & CEO, Directions Management of Shearson Lehman, Inc. (1988-1993).	21	Cedar Lawn Corporation; Trustee of the New Jersey Chapter of the Nature Conservancy; Trustee of the United Methodist Foundation of New Jersey; and Associated Banc-Corp

58	• AB SHORT DURATION PORTFOLIO

Management of the Fund

NAME, ADDRESS***, AGE, (YEAR OF ELECTION*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
William Kristol, # 62 (1994)	Editor, The Weekly Standard since prior to 2010. He is a regular contributor on ABC’s This Week and on ABC’s special events and election coverage, and appears frequently on other political commentary shows.	21	Manhattan Institute; John M. Ashbrook Center for Public Affairs at Ashland University; The Salvatori Center at Claremont McKenna College; The Shalem Foundation; and The Institute for the Study of War

Debra Perry, # 64 (2011)	Formerly, Senior Managing Director of Global Ratings and Research, Moody’s Investors Service, Inc. from 2001 to 2004; Chief Administrative Officer, Moody’s, from 1999 to 2001; Chief Credit Officer, Moody’s, from 2000 to 2001; Group Managing Director for the Finance, Securities and Insurance Ratings Groups, Moody’s Corp., from 1996 to 1999; Earlier she held executive positions with First Boston Corporation and Chemical Bank.	21	PartnerRe; Korn/Ferry International; Bank of America Funds Series Trust; Committee for Economic Development; and CNO Financial Group since prior to 2010 until 2011

Donald K. Peterson, # 66 (2007)	Formerly, Chairman and Chief Executive Officer, Avaya Inc. from 2002 to 2006; President and Chief Executive Officer, Avaya Inc. from 2000 to 2001; President, Enterprise Systems Group in 2000; Chief Financial Officer, Lucent Technologies from 1996 to 2000; Chief Financial Officer, AT&T, Communications Services Group from 1995 to 1996; President, Nortel Communications Systems, Inc. from 1994 to 1995. Prior thereto he was at Nortel from 1976 to 1995.	21	Worcester Polytechnic Institute, (Emeritus); Member of the Board of TIAA-CREF; and Member of the Board of TIAA-CREF Trust Company, FSB

AB SHORT DURATION PORTFOLIO •	59

Management of the Fund

*	There is no stated term of office for the Directors.

+	Mr. Masters is an “interested person”, as defined in the 1940 Act, due to his affiliation with AllianceBernstein.

***	The address for each of the Fund’s Disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

#	Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

^	Member of the Fair Value Pricing Committee.

60	• AB SHORT DURATION PORTFOLIO

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Seth Masters, 56	President	See biography above.

Philip L. Kirstein, 70	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Jon P. Denfeld, 45	Vice President	Senior Vice President of AllianceBernstein (the “Adviser”)**, with which he has been associated since prior to 2010.

Shawn Keegan, 44	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2010.

Alison M. Martier, 58	Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2010, and Director of the Fixed Income Senior Portfolio Adviser Team.

Douglas J. Peebles, 50	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2010, and Chief Investment Officer and Head of AB Fixed Income.

Greg J. Wilensky, 48	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2010, and Director of Stable Value Investments.

Emilie D. Wrapp, 59	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”)**, with which she has been associated since prior to 2010.

Joseph J. Mantineo, 56	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2010.

Phyllis J. Clarke, 54	Controller	Vice President of ABIS**, with which she has been associated since prior to 2010.

Vincent S. Noto, 50	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser since prior to 2010.

AB SHORT DURATION PORTFOLIO •	61

Management of the Fund

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at 1-800-227-4618, or visit www.ABglobal.com, for a free prospectus or SAI.

62	• AB SHORT DURATION PORTFOLIO

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and Sanford C. Bernstein Fund, Inc. (the “Fund”) with respect to the following Portfolios:2

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

Short Duration New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

New York Municipal Portfolio

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

In connection with the establishment of the International Small Cap Portfolio of the Bernstein Fund, Inc., the Adviser proposed at the September 17, 2015 meeting to revise the investment policies of Tax-Managed International Portfolio and International Portfolio to reduce or eliminate the Portfolios’ small-cap exposure to permit them to focus on securities of larger companies.

1	The Senior Officer’s evaluation was completed on October 5, 2015 and discussed with the Board on October 14, 21 and 22, 2015.

2

Future references to the various Portfolios do not include “Sanford C. Bernstein.” It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to the Private Client Class shares of the Portfolios unless otherwise indicated.

AB SHORT DURATION PORTFOLIO •	63

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the Assurance of Discontinuance between the NYAG and the Adviser. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.”Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIOS’ ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolios pay the advisory fees set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

3	Jones v. Harris at 1427.

64	• AB SHORT DURATION PORTFOLIO

Portfolio	Advisory Fee Based on % of Average Daily Net Assets[4]
Tax-Managed International Portfolio	First $1 billion	0.925%
	Next $3 billion	0.850%
	Next $2 billion	0.800%
	Next $2 billion	0.750%
	Next $2 billion	0.650%
	On the balance	0.600%
	The Adviser has proposed extending its 5 basis points advisory fee waiver through October 31, 2016.

International Portfolio	First $1 billion	0.925%
	Next $3 billion	0.850%
	Next $2 billion	0.800%
	Next $2 billion	0.750%
	On the balance	0.650%
	The Adviser has proposed extending its 5 basis points advisory fee waiver through October 31, 2016.

Emerging Markets Portfolio	First $1 billion	1.175
	Next $1 billion	1.050
	Next $1 billion	1.000
	Next $3 billion	0.900
	On the balance	0.850
	The Adviser has proposed removing the 5 basis points advisory fee waiver.

U.S. Government Short Duration Portfolio	First $ 750 million	0.450%
Short Duration Plus Portfolio	On the balance	0.400%
Short Duration California Municipal Portfolio
Short Duration Diversified Municipal Portfolio
Short Duration New York Municipal Portfolio

Intermediate Duration Portfolio	First $1 billion	0.500%
Diversified Municipal Portfolio	Next $2 billion	0.450%
	Next $2 billion	0.400%
	Next $2 billion	0.350%
	On the balance	0.300%

California Municipal Portfolio	First $1 billion	0.500%
New York Municipal Portfolio	Next $2 billion	0.450%
	Next $2 billion	0.400%
	On the balance	0.350%

4	The advisory fees of each Portfolio are based on the percentage of each Portfolio’s net assets, not a combination of any of the Portfolios shown. U.S. Government Short Duration Portfolio, Short Duration Plus, Short Duration California Municipal Portfolio, Short Duration Diversified Municipal Portfolio and Short Duration New York Municipal Portfolio have not reached the first breakpoint of their investment advisory fee schedules.

AB SHORT DURATION PORTFOLIO •	65

The Portfolios’ net assets on September 30, 2015 and September 30, 2014 are set forth below:

Portfolio	09/30/15 Net Assets* ($MM)	09/30/14 Net Assets* ($MM)	Change ($MM)
Tax-Managed International Portfolio	$3,569.0	$3,754.9	-$	185.9
International Portfolio	$1,460.6	$1,535.8	-$	75.2
Emerging Markets Portfolio	$1,108.2	$1,299.2	-$	191.0
U.S. Government Short Duration Portfolio	$36.6	$45.0	-$	8.4
Short Duration Plus Portfolio	$313.2	$384.1	-$	70.9
Intermediate Duration Portfolio	$3,453.7	$3,852.8	-$	399.1
Short Duration California Municipal Portfolio	$25.0	$40.8	-$	15.8
Short Duration Diversified Municipal Portfolio	$189.9	$257.3	-$	67.4
Short Duration New York Municipal Portfolio	$60.7	$91.3	-$	30.6
California Municipal Portfolio	$1,151.9	$1,119.9		$32.0
Diversified Municipal Portfolio	$6,530.5	$6,298.7		$231.8
New York Municipal Portfolio	$1,693.4	$1,713.0	-$	19.6

*	Unaudited; based on preliminary net assets.

There have been various amendments to the investment advisory fee schedules of the Portfolios since October 2004 as a result of the Board of Directors’ negotiations with the Adviser. Set forth in the table below is the impact in percentage terms of the advisory fee schedule changes made since October 2004 for each Portfolio. The estimated fees are based on September 30, 2015 net assets:

Effective Advisory Fees based on October 2004 Fee Schedule vs. Current Fee Schedule
Portfolio	October 2004	Current	Difference
Tax-Managed International Portfolio	0.928%	0.821%[5]	-0.107%
International Portfolio	0.968%	0.851%[5]	-0.117%
Emerging Markets Portfolio	1.238%	1.113%[5]	-0.125%
U.S. Government Short Duration Portfolio	0.500%	0.450%	-0.050%
Short Duration Plus Portfolio	0.500%	0.450%	-0.050%
Intermediate Duration Portfolio	0.464%	0.458%	-0.006%
Short Duration California Municipal Portfolio	0.500%	0.450%	-0.050%
Short Duration Diversified Municipal Portfolio	0.500%	0.450%	-0.050%
Short Duration New York Municipal Portfolio	0.500%	0.450%	-0.050%
California Municipal Portfolio	0.493%	0.493%	0.000%
Diversified Municipal Portfolio	0.458%	0.419%	-0.039%
New York Municipal Portfolio	0.480%	0.480%	-0.000%

5	The estimated advisory fees include the 5 basis points advisory fee waiver effective through October 31, 2015.

66	• AB SHORT DURATION PORTFOLIO

Set forth below are the Portfolios’ total expense ratios for the semi-annual period ended March 31, 2015:

Portfolio	Semi-Annual Period Ending 03/31/15 Total Expense Ratio[6]
Tax-Managed International Portfolio[7]	Private Client	1.11%
	Class A	1.14%
	Class B	1.85%
	Class C	1.86%

International Portfolio[7]	Private Client	1.16%
	Class A	1.18%
	Class B	1.90%
	Class C	1.90%

Emerging Markets Portfolio	Private Client	1.44%

U.S. Government Short Duration Portfolio	Private Client	0.78%

Short Duration Plus Portfolio[8], [9]	Private Client	0.63%
	Class A	0.99%
	Class B	1.15%
	Class C	1.14%

Intermediate Duration Portfolio	Private Client	0.59%

Short Duration California Municipal Portfolio[8]	Private Client	0.78%

Short Duration Diversified Municipal Portfolio	Private Client	0.63%

Short Duration New York Municipal Portfolio	Private Client	0.68%

California Municipal Portfolio	Private Client	0.63%
	Class A	0.85%
	Class B	1.94%
	Class C	1.57%

6	Annualized.

7	Effective February 25, 2013, AllianceBernstein Investor Services, Inc. (“ABIS”), the Portfolio’s transfer agent for its retail class shares, waived the $18,000 minimum charge for the Portfolio. Effective October 1, 2013, the Adviser agreed to bear the costs of transfer agency and printing fees for Classes A, B and C. For the six month ended March 31, 2015, such fees amounted to $4,388 and $23,775, respectively for Tax-Managed International Portfolio and International Portfolio

8	For the six month period ending March 31, 2015, to prevent expenses of Short Duration Plus Portfolio and Short Duration California Municipal Portfolio from exceeding its total income on a daily basis, the Adviser voluntarily reimbursed an additional amount of $8,757 and $1,066, respectively. Short Duration Plus Portfolio’s distributor, AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, reimbursed an additional amount of $95.

9	ABI voluntarily agreed to waive a portion of the Portfolio’s Rule 12b-1 fee for Classes A, B and C shares to limit such fee to 0.20%, 0.45% and 0.45%, respectively for each share class. For the six months ended March 31, 2015, such waiver amounted to $43,745.

AB SHORT DURATION PORTFOLIO •	67

Portfolio	Semi-Annual Period Ending 03/31/15 Total Expense Ratio[6]
Diversified Municipal Portfolio	Private Client	0.55%
	Class A	0.83%
	Class B	1.59%
	Class C	1.55%

New York Municipal Portfolio	Private Client	0.61%
	Class A	0.83%
	Class B	1.57%
	Class C	1.55%

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Servicing the Portfolios’ Private Client and Retail investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

68	• AB SHORT DURATION PORTFOLIO

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fee charged to institutional accounts that have investment styles similar to the Portfolios.10 In addition to the relevant AB Institutional fee schedule, set forth below are what would have been the effective advisory fees of the Portfolios had the AB Institutional fee schedules been applicable to the Portfolios versus the Portfolios’ advisory fees based on September 30, 2015 net assets.11

Portfolio	Net Assets 09/30/15 ($MIL)	AB Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio[12]	$3,569.0	International Style Blend 80 bp on 1st 25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.408%	0.821%

International Portfolio[12]	$1,460.6	International Style Blend 80 bp on 1st 25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.420%	0.851%

Emerging Markets Portfolio[12]	$1,108.2	Emerging Markets Style Blend 100 bp on 1st $50 million 80 bp on the balance Minimum account size: $50m	0.809%	1.113%

10	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

11	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

12	The effective advisory fee shown for the Portfolio reflects the 5 basis points advisory fee waiver currently in place.

AB SHORT DURATION PORTFOLIO •	69

Portfolio	Net Assets 09/30/15 ($MIL)	AB Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
U.S. Government Short Duration Portfolio[13]	$36.6	Low Duration 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $25m	0.255%	0.450%

Short Duration Plus Portfolio	$313.2	Low Duration 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $25m	0.283%	0.450%

Intermediate Duration Portfolio	$3,453.7	U.S. Strategic Core Plus 50 bp on 1st $30 million 20 bp on the balance Minimum account size: $25m	0.255%	0.458%

Short Duration California Municipal Portfolio	$25.0	Short Duration California Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.280%	0.450%

Short Duration Diversified Municipal Portfolio	$189.9	Short Duration Diversified Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.187%	0.450%

Short Duration New York Municipal Portfolio	$60.7	Short Duration New York Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.233%	0.450%

13	The Portfolio’s duration target of 1 to 3 years is similar to that of AllianceBernstein Institutional Low Duration, which targets a duration within 20% of the Merrill Lynch 1-3 Year Treasury Index. However, unlike AB Institutional Low Duration, the Portfolio has a relatively more restrictive investment strategy, which limits the Portfolio’s investments primarily to U.S. Government and agency securities.

70	• AB SHORT DURATION PORTFOLIO

Portfolio	Net Assets 09/30/15 ($MIL)	AB Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
California Municipal Portfolio	$1,151.9	Intermediate Duration California Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.196%	0.493%

Diversified Municipal Portfolio	$6,530.5	Intermediate Duration Diversified Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.189%	0.419%

New York Municipal Portfolio	$1,693.4	Intermediate Duration New York Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.193%	0.480%

With respect to Tax-Managed International Portfolio and International Portfolio, the Senior Officer compared the differences between the advisory fees charged to the Portfolios and the fees charged to their corresponding institutional accounts (herein referred to as the “spread”) and the spreads of the Portfolios’ group of Lipper peers.14 The Senior Officer noted the high spreads for Tax-Managed International Portfolio and International Portfolio due to the relatively low advisory fees charged to the AB institutional accounts in comparison to the advisory fees charged to the institutional accounts of the Portfolios’ Lipper peers.

The Adviser also manages the AB Mutual Funds (“ABMF”), which are investment companies. The advisory fee schedules of most ABMF funds in existence at the time of the settlement were affected by the AoD, which contemplated eight categories with almost all of the ABMF funds in each category having the same fee schedule. Certain of the eight categories are applicable to the Portfolios and the advisory fee schedules of those categories are set forth below. Also shown are the effective advisory fees of the Portfolios based on the investment advisory fees schedules of the ABMF funds and what would have been the effective advisory

14	Group peers selected by Lipper from the 2015 Lipper 15(c) Report.

AB SHORT DURATION PORTFOLIO •	71

fees of the Portfolios had the advisory fee schedules of the ABMF funds been applicable to the Portfolios based on the Portfolios’ September 30, 2015 net assets:

Portfolio	NYAG Category	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Tax-Managed	International	75 bp on 1st $2.5 billion	0.720%	0.821%
International		65 bp on next $2.5 billion
Portfolio		60 bp on the balance

International	International	75 bp on 1st $2.5 billion	0.750%	0.851%
Portfolio		65 bp on next $2.5 billion
		60 bp on the balance

Emerging Markets	Specialty	75 bp on 1st $2.5 billion	0.750%	1.113%
Portfolio		65 bp on next $2.5 billion
		60 bp on the balance

U.S. Government	Low Risk	45 bp on 1st $2.5 billion	0.450%	0.450%
Short Duration	Income	40 bp on next $2.5 billion
Portfolio		35 bp on the balance

Short Duration Plus	Low Risk	45 bp on 1st $2.5 billion	0.450%	0.450%
Portfolio	Income	40 bp on next $2.5 billion
		35 bp on the balance

Intermediate	High Income	50 bp on 1st $2.5 billion	0.450%	0.458%
Duration Portfolio[15]		45 bp on next $2.5 billion
		40 bp on the balance

Short Duration	Low Risk	45 bp on 1st $2.5 billion	0.450%	0.450%
California	Income	40 bp on next $2.5 billion
Municipal Portfolio		35 bp on the balance

Short Duration	Low Risk	45 bp on 1st $2.5 billion	0.450%	0.450%
Diversified	Income	40 bp on next $2.5 billion
Municipal Portfolio		35 bp on the balance

Short Duration	Low Risk	45 bp on 1st $2.5 billion	0.450%	0.450%
New York	Income	40 bp on next $2.5 billion
Municipal Portfolio		35 bp on the balance

California	Low Risk	45 bp on 1st $2.5 billion	0.450%	0.493%
Municipal Portfolio	Income	40 bp on next $2.5 billion
		35 bp on the balance

Diversified	Low Risk	45 bp on 1st $2.5 billion	0.407%	0.419%
Municipal Portfolio	Income	40 bp on next $2.5 billion
		35 bp on the balance

New York	Low Risk	45 bp on 1st $2.5 billion	0.450%	0.480%
Municipal Portfolio	Income	40 bp on next $2.5 billion
		35 bp on the balance

15

The Adviser also manages Sanford C. Bernstein Fund II—Intermediate Duration Institutional Portfolio (“SCB II”), an open-end mutual fund that has a somewhat similar investment style as the Portfolio. The Adviser charges SCB II an advisory fee rate of 0.50% on the first $1 billion and 0.45% thereafter, and reimburses SCB II for expenses above the fund’s expense cap of 0.45%.

72	• AB SHORT DURATION PORTFOLIO

Set forth below is the advisory fee schedules of certain ABMFs, which have a somewhat similar investment style as Emerging Markets Portfolio, and whose advisory fee schedule does not follow the NYAG Specialty category. Also set forth below is what would have been the effective advisory fees of the Portfolio had the retail mutual fund’s fee schedule been applicable to the Portfolio based on the Portfolio’s September 30, 2015 net assets:

Portfolio	ABMF Fund	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Emerging	Emerging Markets	100 bp on 1st $1 billion	0.995%	1.113%
Markets	Multi-Asset	95 bp on next $1 billion
Portfolio	Portfolio[16]	90 bp on next $1 billion
		85 bp on the balance

	Emerging Markets	117.5 bp on 1st $1 billion	1.113%	1.113%
	Growth Portfolio[17]	105 bp on next $1 billion
		100 bp on next $1 billion
		90 bp on next $3 billion
		85 bp on the balance
		The Adviser is currently waiving 5 basis points of its advisory fee.

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg, Japan, South Korea and Taiwan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for the Luxembourg funds that have a somewhat similar investment style as the Emerging Markets Portfolio:

Portfolio	Luxembourg Fund	Luxembourg Fee[18]
Emerging Markets Portfolio	Emerging Markets Growth
	Class A	1.70%
	Class I (Institutional)	0.90%

Emerging Markets Portfolio	Emerging Markets Value
	Class A	1.75%
	Class I (Institutional)	0.95%

16	Emerging Markets Multi-Asset Portfolio invests primarily in equity and debt securities of emerging market issuers and the currencies of the emerging market countries.

17	Emerging Markets Growth Portfolio invests primarily in equity securities of emerging market issuers and related derivatives. In managing the Portfolio, the Adviser employs a “bottom up” investment process that focuses on the company’s prospective earnings growth valuation and business quality. The Adviser typically looks for companies that have strong, experienced management teams and the potential to support greater than expected earnings growth rate.

18	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services.

AB SHORT DURATION PORTFOLIO •	73

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedules of the ITM mutual funds that have a similar investment style as Emerging Markets Portfolio are set forth below:

Portfolio	ITM Mutual Fund	Distributor	Fee
Emerging Markets Portfolio	AllianceBernstein Emerging Markets Growth Equity Fund[19], [20]	Sumitomo Trust Bank	0.800%

	AllianceBernstein Emerging Markets Growth Stock A / B	Nomura Sec.	0.900%

	AllianceBernstein Emerging Markets Growth Equity Fund (SMA)	Sumitomo Trust Bank	0.850%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families that have a somewhat similar investment style as certain of the Portfolios. The Adviser charges the fees set forth below for the following sub-advisory relationships. Also shown are the Portfolios’ advisory fees, the advisory fee schedules of the sub-advised funds and the effective advisory fees of the sub-advisory relationships based on the Portfolios’ September 30, 2015 net assets:

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Fee (%)	Portfolio Advisory Fee (%)
International Portfolio	Client #1[21]	0.60% on the first $1 billion 0.55% on the next $500 million 0.50% on the next $500 million 0.45% on the next $500 million 0.40% on the balance	0.584%	0.851%

Emerging Markets Portfolio[22]	Client #2	0.75% on the first $50 million 0.55% on the next $50 million 0.50% on the next $300 million 0.45% on the balance	0.482%	1.113%

19	The ITM fund is privately placed or institutional.

20	The ITM fund has an additional Fund of Funds fee of 0.10% paid to its manager, Sumitomo Trust Bank, in addition to the AllianceBernstein fee.
21	The sub-advised relationship is with an affiliate of the Adviser.

22	The advisory fee shown for Emerging Markets Portfolio includes the 5 basis points advisory fee waiver.

74	• AB SHORT DURATION PORTFOLIO

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Fee (%)	Portfolio Advisory Fee (%)
U.S. Government Short Duration Portfolio	Client #3[21]	0.065% on the first $5 billion 0.05% on the next $5 billion 0.04% on the balance (assets aggregated with one other account)	0.065%	0.450%

Intermediate Duration Portfolio	Client #4[21]	0.29% on the first $100 million 0.20% on the balance	0.203%	0.458%

Diversified Municipal Portfolio	Client #5	0.16% on the first $40 million 0.15% on the next $40 million 0.14% on the next $40 million 0.13% on the balance (aggregated with other client accounts)	0.130%	0.419%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

While it appears that certain sub-advisory relationships are paying a lower fee than the Portfolios, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the service provided, risks involved and other competitive factors between the Portfolios and sub-advisory relationships. There could also be various business-related reasons why an investment adviser would be willing to manage a sub-advisory relationship where it is providing only investment related service at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services generally required by a registered investment company in addition to investment related service.

AB SHORT DURATION PORTFOLIO •	75

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services by other investment advisers.23, 24 Broadridge’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the subject Portfolio, to the median of the Portfolio’s Broadridge Expense Group (“EG”)25 and the Portfolio’s contractual management fee ranking.26

Broadridge describes an EG as a representative sample of comparable funds. Broadridge’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, Lipper investment classification/objective, load type, similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Contractual management fees on a pro-forma basis are also shown for Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio to show the effect of the 5 basis points investment advisory fee waiver on the Portfolios’ comparisons to their Broadridge peers.

23	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

24	On June 5, 2015, Broadridge acquired the Fiduciary Services and Competitive Intelligence unit, i.e., the group responsible for providing the Portfolios’ 15(c) reports, from Thomson Reuters’ Lipper division. The group that maintains Lipper’s expense and performance databases and investment classifications/objectives remains a part of Thomson Reuters’ Lipper division. Accordingly, the Portfolios’ investment classifications/objectives continue to be determined by Lipper.

25	Broadridge does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

26	The contractual management fee is calculated by Broadridge using the Portfolio’s contractual management fee rate at the hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Broadridge’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Portfolio had the lowest effective fee rate in the Broadridge peer group.

76	• AB SHORT DURATION PORTFOLIO

Portfolio	Contractual Management Fee (%)	Broadridge EG Median (%)	Broadridge EG Rank
Tax-Managed International Portfolio[27]	0.869	0.819	10/14
Pro-forma	0.819	0.819	8/14

International Portfolio[27]	0.897	0.944	6/15
Pro-forma	0.847	0.944	5/15

Emerging Markets Portfolio[28], [29]	1.150	1.125	10/18
Pro-forma	1.100	1.125	9/18

U.S. Government Short Duration Portfolio	0.450	0.450	7/14

Short Duration Plus Portfolio	0.450	0.400	11/19

Intermediate Duration Portfolio	0.457	0.395	11/15

Short Duration California Municipal Portfolio[30]	0.450	0.450	5/9

Short Duration Diversified Municipal Portfolio	0.450	0.423	8/13

Short Duration New York Municipal Portfolio[30]	0.450	0.450	5/9
California Municipal Portfolio[30]	0.493	0.483	9/15

Diversified Municipal Portfolio	0.419	0.415	10/15

New York Municipal Portfolio[30]	0.479	0.472	11/16

27	On July 9, 2013, Lipper changed its investment classification for Tax-Managed International Portfolio and International Portfolio from International Multi-Cap Core (“IMLC”) to International Multi-Cap Growth (“IMLG”).

28	The Portfolio’s actual management fee was 1.098%, while the EG and EU medians for actual (net) management fees was 1.088% and 0.962%, respectively. The Portfolio’s management fee on a gross basis, in which the management fee waiver is added to the management fee, was 1.148%, while the EG and EU medians for gross management fees were 1.103% and 1.048%, respectively.

29	The difference between the contractual management fee and actual management fee is that the contractual management fees for the Portfolio and its peers are based on the Portfolio’s current net assets rounded to the nearest $25 million, and does not include any temporary management fee waivers or reimbursements. Actual net and gross management fees are based on each fund’s actual average net assets, regardless the statuses of the management fee waivers or reimbursements.

30	Broadridge expanded the Portfolio’s EG with respect to the Portfolio’s Lipper investment classification/objective.

AB SHORT DURATION PORTFOLIO •	77

Set forth below is a comparison of the Portfolios’ total expense ratios to the medians of the Portfolios’ EGs and EU. The Portfolios’ rankings are also shown.

Portfolio	Expense Ratio (%)[31]	Broadridge. EG Median (%)	Broadridge Group Rank	Broadridge. EU Median (%)	Broadridge Universe Rank
Tax-Managed International Portfolio	1.109	1.150	7/14	1.150	117/257
Without 5 bp adv. fee waiver	1.159	1.150	7/14	1.150	131/257

International Portfolio	1.152	1.254	5/15	1.150	130/257
Without 5 bp adv. fee waiver	1.202	1.254	5/15	1.150	150/257

Emerging Markets Portfolio	1.436	1.561	6/18	1.407	210/395
Without 5 bp adv. fee waiver	1.486	1.561	6/18	1.407	231/395

U.S. Government Short Duration Portfolio	0.779	0.778	8/14	0.701	35/55

Short Duration Plus Portfolio	0.624	0.651	8/19	0.621	85/168

Intermediate Duration Portfolio	0.581	0.780	4/15	0.651	99/284

Short Duration California Municipal Portfolio[32]	0.727	0.727	5/9	0.665	10/17

Short Duration Diversified Municipal Portfolio	0.620	0.642	6/14	0.555	43/66

Short Duration New York Municipal Portfolio[32]	0.665	0.665	5/9	0.665	9/17

California Municipal Portfolio[32]	0.635	0.741	5/16	0.608	98/177

Diversified Municipal Portfolio	0.557	0.678	4/15	0.609	50/131

New York Municipal Portfolio[32]	0.614	0.747	3/16	0.627	75/155

Based on this analysis, considering pro-forma information where possible, the Portfolios have a more favorable ranking on a total expense ratio basis than on a contractual management fee basis, with the exception of International Portfolio, Short Duration California Municipal Portfolio, and Short Duration New York Municipal Portfolio,

31	The total expense ratios are for the most recently completed fiscal year Private Client Class.

32	Broadridge expanded the Portfolio’s EG/EU with respect to the Portfolio’s Lipper investment classification/objective under standard Lipper guidelines.

78	• AB SHORT DURATION PORTFOLIO

which have equally favorable rankings, and U.S. Government Short Duration Portfolio, which has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

Members of the Adviser’s Controller’s Office provided the Board of Directors information regarding the Adviser’s profitability attributable to the Portfolios. Excluding administrative and servicing expenses, with the exception of U.S. Government Short Duration Portfolio, Short Duration Plus Portfolio, Intermediate Duration Portfolio, Short Duration California Municipal Portfolio, Short Duration Diversified Municipal Portfolio and Diversified Municipal Portfolio, where the Adviser’s profitability decreased, the Adviser’s profitability increased for the Portfolios during calendar year 2014, relative to 2013. Including administrative and servicing expenses, with the exception of California Municipal Portfolio, where the Adviser’s 2014 profitability was equal to 2013, and U.S. Government Short Duration Portfolio, Short Duration Plus Portfolio, Intermediate Duration Portfolio, Short Duration Diversified Municipal Portfolio, and Diversified Municipal Portfolio, where the Adviser’s profitability decreased, the Adviser’s profitability increased for the Portfolios during calendar year 2014, relative to 2013.

The Adviser provides the Portfolios with shareholder servicing services. For these services, the Adviser charges the Fixed-Income Portfolios a fee of 0.10% of average daily assets and the Equity Portfolios a fee of 0.25% of average daily net assets. Set forth below are the fees paid by the Portfolios under the Shareholder Servicing Agreement during the fiscal year ended September 30, 2014:33

33	The Shareholder Servicing Agreement does not apply to the Retail Class shares of the Portfolios.

AB SHORT DURATION PORTFOLIO •	79

Portfolio	Shareholder Servicing Agreement Fee
Tax-Managed International Portfolio	$9,754,879
International Portfolio	$4,078,030
Emerging Markets Portfolio	$3,180,336
U.S. Government Short Duration Portfolio	$48,774
Short Duration Plus Portfolio	$347,138
Intermediate Duration Portfolio	$3,885,193
Short Duration California Municipal Portfolio	$51,916
Short Duration Diversified Municipal Portfolio	$279,244
Short Duration New York Municipal Portfolio	$99,339
California Municipal Portfolio	$934,129
Diversified Municipal Portfolio	$4,395,640
New York Municipal Portfolio	$1,371,449

In addition to the Adviser’s direct profits from managing and providing certain shareholder services to the Portfolios, certain of the Adviser’s affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the retail class shares of the Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”) for providing such services. In addition the Adviser benefits from soft dollar arrangements which offset research related expenses the Adviser would otherwise incur.

Certain of the Portfolios have retail class shares. As of September 30, 2015, with respect to Tax-Managed International Portfolio and International Portfolio, the retail classes make up a small percentage of each of those Portfolios’ total net assets:

Portfolio	09/30/15 Total Retail as % of Net Assets
Tax-Managed International Portfolio	0.05%
International Portfolio	0.42%
Short Duration Plus Portfolio	15.97%
California Municipal Portfolio	9.92%
Diversified Municipal Portfolio	25.55%
New York Municipal Portfolio	14.52%

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the principal underwriter of the Portfolios’ retail classes. ABI and the Adviser have disclosed in the prospectuses of the Portfolios’ retail classes that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the

80	• AB SHORT DURATION PORTFOLIO

Portfolios. In 2014, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds (which includes the retail classes of the Portfolios) or approximately $20.4 million for distribution services and educational support (revenue sharing payments).

ABI retained the following amounts for Class A front-end load sales charges from sales of the Portfolios’ Class A shares during the fiscal year ended September 30, 2014:

Portfolio	Amount Received
Tax-Managed International Portfolio		$135
International Portfolio		$459
Short Duration Plus Portfolio		$773
California Municipal Portfolio		$8
Diversified Municipal Portfolio		$586
New York Municipal Portfolio	$	– 0	–

ABI received the following Rule 12b-1 fees and CDSC for the Portfolios during the fiscal year ended September 30, 2014:

Portfolio	12b-1 Fee Received	CDSC Received
Tax-Managed International Portfolio	$9,920	$12
International Portfolio	$42,247	$501
Short Duration Plus Portfolio	$362,791	$605
California Municipal Portfolio	$596,822	$6,613
Diversified Municipal Portfolio	$5,467,648	$123,228
New York Municipal Portfolio	$1,349,236	$23,945

AB SHORT DURATION PORTFOLIO •	81

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolios, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received the following net fees from the Portfolios during the fiscal year ended September 30, 2014:34

Portfolio	ABIS Fee
Tax-Managed International Portfolio[35]	$860
International Portfolio[26]	$5,908
Short Duration Plus Portfolio	$27,675
California Municipal Portfolio	$18,027
Diversified Municipal Portfolio	$308,071
New York Municipal Portfolio	$32,390

The Portfolios did not effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”), and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and therefore did not pay commissions for such transactions during the fiscal year ended September 30, 2014.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses

34	The fee disclosed is net of expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balances that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then from the transfer agent’s account to the Portfolio’s account. However, due to lower average balances and interest rates during the fiscal year ended September 30, 2014, monthly fees exceeded interest credits, resulting in zero expense offsets for the period.

35	Effective February 25, 2013, ABIS waived the $18,000 minimum charge for the Portfolio.

82	• AB SHORT DURATION PORTFOLIO

reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the Portfolios through lower fees.

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,36 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

Previously in September 2007, the independent consultant provided the Board of Directors an update of the Deli study on advisory fees and various fund characteristics.37 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.38 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted was explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style.39

36	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.
37	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

38	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

39	There have been substantial changes to the investment management industry since 2007. Accordingly, some of the 2007 comparative results may no longer be reflective of current conditions in the industry.

AB SHORT DURATION PORTFOLIO •	83

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $471 billion as of August 31, 2015, the Adviser has the investment experience to manage the Portfolios and provide non-investment services (described in Section I) to the Portfolios.

The information prepared by Broadridge in the table below shows the 1, 3, 5, and 10 year gross performance returns of the Portfolios40 relative to the medians of the Portfolios’ Broadridge Performance Groups (“PG”) and Broadridge Performance Universes (“PU”)41 for the periods ended July 31, 2015.42 Also shown are the gross performance rankings of the Portfolios.

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Tax-Managed International Portfolio[43]
1 year	0.11	2.47	3.26	12/14	239/315
3 year	12.11	13.03	12.35	9/14	148/270
5 year	6.15	9.61	9.29	12/14	225/246
10 year	2.55	7.68	6.43	10/10	125/125

International Portfolio[43]
1 year	0.10	3.26	3.26	12/15	241/315
3 year	12.04	12.83	12.35	9/13	151/270
5 year	6.14	9.33	9.29	13/13	226/246
10 year	2.65	6.87	6.43	10/10	122/125

Emerging Markets Portfolio
1 year	-9.55	-10.65	-11.69	8/18	232/628
3 year	4.17	2.58	2.07	6/17	143/431
5 year	1.36	2.24	2.01	9/13	161/279
10 year	6.47	7.17	7.85	7/10	90/120

U.S. Government Short Duration Portfolio
1 year	0.97	1.24	1.23	10/14	54/69
3 year	0.69	1.03	0.86	10/13	44/62
5 year	1.00	1.45	1.20	9/12	48/59
10 year	2.64	3.03	3.08	10/11	33/39

40	The gross performance returns are for the Private Client class shares of the Portfolios.

41	The Portfolios’ PGs/PUs may not be identical to the Portfolios’ EGs/EUs as the criteria for including or excluding a fund in a PG/PU is different from that of an EG/EU.

42	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

43	As previously mentioned, Lipper changed the Portfolio’s Lipper investment objective/classification from IMLC to IMLG on July 9, 2013. However, at the request of the Senior Officer and the Adviser, Broadridge compared the Portfolio to IMLC peers.

84	• AB SHORT DURATION PORTFOLIO

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Short Duration Plus Portfolio
1 year	1.10	1.34	1.37	12/19	177/243
3 year	0.97	1.77	1.73	15/18	190/199
5 year	1.27	2.41	2.39	15/18	160/164
10 year	2.38	3.61	3.58	15/15	111/115

Intermediate Duration Portfolio
1 year	3.36	3.21	2.80	5/15	47/399
3 year	2.61	2.65	2.52	10/15	147/356
5 year	4.22	4.40	4.32	12/14	174/321
10 year	5.43	5.27	5.29	5/13	87/216

Short Duration California Municipal Portfolio
1 year	0.38	1.84	1.78	7/7	15/15
3 year	0.74	2.22	1.95	7/7	15/15
5 year	1.03	3.21	2.05	7/7	10/14
10 year	2.33	3.90	3.90	5/5	7/7

Short Duration Diversified Municipal Portfolio
1 year	0.59	0.88	0.93	12/14	70/82
3 year	0.80	1.14	1.14	11/13	61/70
5 year	1.24	1.69	1.68	11/12	50/65
10 year	2.45	2.75	2.75	6/7	30/42

Short Duration New York Municipal Portfolio
1 year	0.71	1.14	1.67	3/3	7/7
3 year	0.93	0.95	0.95	3/3	5/7
5 year	1.28	1.35	2.64	3/3	6/6
10 year	2.42	2.56	3.61	3/3	6/6

California Municipal Portfolio
1 year	2.41	3.11	2.84	2/2	30/31
3 year	1.77	2.51	2.77	2/2	27/28
5 year	3.09	4.00	4.28	2/2	26/27
10 year	3.93	4.34	4.48	2/2	19/22

Diversified Municipal Portfolio
1 year	2.26	3.04	2.96	14/15	123/165
3 year	1.85	2.53	2.65	15/15	121/143
5 year	3.04	4.28	4.11	14/14	102/118
10 year	3.92	4.56	4.55	12/12	67/71

AB SHORT DURATION PORTFOLIO •	85

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
New York Municipal Portfolio
1 year	2.63	3.19	2.96	2/2	18/24
3 year	1.78	2.28	2.46	2/2	21/21
5 year	2.95	3.65	3.81	2/2	20/20
10 year	3.90	4.27	4.24	2/2	16/17

Set forth below are the 1, 3, 5, 10 year and since inception net performance returns of the Portfolios (in bold)44 versus their benchmarks.45

	Periods Ending July 31, 2015 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Tax-Managed International Portfolio	-0.99	10.87	4.97	1.40	5.75
MSCI EAFE Index[46]	-0.28	12.32	8.01	5.02	6.19
Inception Date: June 22,1992

International Portfolio	-1.05	10.76	4.92	1.45	3.13
MSCI EAFE Index	-0.28	12.32	8.01	5.02	3.99
Inception Date: April 30, 1999

Emerging Markets Portfolio	-10.84	2.68	-0.09	4.91	6.78
MSCI Emerging Markets Index	-13.38	0.61	0.58	6.62	N/A
Inception Date: December 15, 1995

U.S. Government Short Duration Portfolio	0.19	-0.06	0.28	1.91	4.13
Bank of America / Merrill Lynch 1-3 Year Treasury Index	1.01	0.59	0.78	2.55	4.76
Inception Date: January 3, 1989

Short Duration Plus Portfolio	0.47	0.35	0.65	1.74	4.25
Bank of America / Merrill Lynch 1-3 Year Treasury Index	1.01	0.59	0.78	2.55	4.76
Inception Date: December 12, 1988

Intermediate Duration Portfolio	2.76	2.02	3.63	4.83	6.30
Barclays Capital U.S. Aggregate Bond Index	2.82	1.60	3.27	4.61	6.61
Inception Date: January 17, 1989

44	The net performance returns shown in the table are for the Private Client Class shares of the Portfolios.

45	The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2015.
46	Benchmark since inception performance is as of the closest month end after the Portfolio’s actual inception date.

86	• AB SHORT DURATION PORTFOLIO

	Periods Ending July 31, 2015 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Short Duration California Municipal Portfolio	-0.35	0.03	0.35	1.62	2.45
Barclays Capital 1 Year Municipal Bond Index[46]	0.48	0.66	0.83	2.16	3.06
Inception Date: October 3, 1994

Short Duration Diversified Municipal Portfolio	-0.03	0.19	0.62	1.8	2.68
Barclays Capital 1 Year Municipal Bond Index[46]	0.48	0.66	0.83	2.16	3.06
Inception Date: October 3, 1994

Short Duration New York Municipal Portfolio	0.04	0.27	0.63	1.75	2.55
Barclays Capital 1 Year Municipal Bond Index[46]	0.48	0.66	0.83	2.16	3.06
Inception Date: October 3, 1994

California Municipal Portfolio	1.78	1.13	2.45	3.28	4.48
Barclays Capital 5 Year GO Municipal Index[46]	1.70	1.59	2.57	3.92	5.10
Inception Date: August 6, 1990

Diversified Municipal Portfolio	1.70	1.29	2.47	3.34	4.71
Barclays Capital 5 Year GO Municipal Index[46]	1.70	1.59	2.57	3.92	5.20
Inception Date: January 9, 1989

New York Municipal Portfolio	2.01	1.16	2.32	3.26	4.71
Barclays Capital 5 Year GO Municipal Index[46]	1.70	1.59	2.57	3.92	5.20
Inception Date: January 9, 1989

AB SHORT DURATION PORTFOLIO •	87

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the investment advisory fees for the Fixed Income Portfolios are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. With respect to Tax-Managed International Portfolio and International Portfolio, the Portfolios’ investment advisory fees, with the five basis point waiver, are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. With respect to Emerging Markets Portfolio, the Directors should consider asking the Adviser to extend the 5 basis points advisory fee waiver or to reduce the proposed advisory fee to the extent such fee will not be above the Portfolio Broadridge expense group median.47 This conclusion with respect to each Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 16, 2015

47	At the October 22, 2015 meeting, the Adviser agreed to implement an advisory fee waiver of 2.5 basis points effective until October 31, 2016 for Emerging Markets Portfolio.

88	• AB SHORT DURATION PORTFOLIO

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

FIXED INCOME (continued)

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio*

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Growth Portfolio*

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

MULTI-ASSET (continued)

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to December 15, 2014, All Market Growth Portfolio was named Dynamic All Market Fund; All Market Real Return Portfolio was named Real Asset Strategy.

AB SHORT DURATION PORTFOLIO •	89

AB Family of Funds

NOTES

90	• AB SHORT DURATION PORTFOLIO

NOTES

AB SHORT DURATION PORTFOLIO •	91

NOTES

92	• AB SHORT DURATION PORTFOLIO

AB SHORT DURATION PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

SD-0151-0915

SEP    09.30.15

ANNUAL REPORT

AB INTERMEDIATE MUNICIPAL PORTFOLIOS

+	AB INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO
+	AB INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO
+	AB INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s
Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

November 25, 2015

Annual Report

This report provides management’s discussion of fund performance for the AB Intermediate Municipal Portfolios: California, Diversified and New York (each, a “Portfolio”) for the annual reporting period ended September 30, 2015. Effective January 20, 2015, the Portfolios’ names were changed from AllianceBernstein Intermediate California Municipal Portfolio, AllianceBernstein Intermediate Diversified Municipal Portfolio, and AllianceBernstein Intermediate New York Municipal Portfolio to AB Intermediate California Municipal Portfolio, AB Intermediate Diversified Municipal Portfolio and AB Intermediate New York Municipal Portfolio, respectively.

Investment Objective and Policies

Each of the Portfolios seeks to provide safety of principal and maximize total return after taking account of federal taxes (and, in the case of the Intermediate California Municipal Portfolio, California state taxes and, in the case of the Intermediate New York Municipal Portfolio, New York state and local taxes). As a matter of fundamental policy, the Portfolios, under normal circumstances, will invest at least 80% of their net assets in municipal securities (and, in the case of the Intermediate California and Intermediate New York Municipal Portfolios, municipal securities issued by the State of California or the State of New York, or their political subdivisions, or otherwise exempt from California or New York state income tax, respectively). The Intermediate Diversified Municipal Portfolio will invest no more than 25% of its total assets in municipal securities of issuers located in any one state. Each of the Portfolios invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by AllianceBernstein L.P. (the “Adviser”) to be of comparable quality) and comparably rated municipal notes. The Portfolios may invest up to 20% of their total assets in fixed income securities rated BB or B by national rating agencies, which are not investment grade (commonly known as “junk bonds”).

The Portfolios may invest, without limit, in revenue bonds, which generally do not have the pledge of the credit of the issuer. The Portfolios may invest without limit in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type). Each of the Portfolios may invest up to 20% of their net assets in fixed-income securities of US issuers that are not municipal securities if, in the Adviser’s opinion, these securities will enhance the after-tax return for investors. The Portfolios may use derivatives, such as options, futures, forwards and swaps. Each Portfolio seeks to maintain an effective duration between three and one-half to seven years under normal market conditions.

In managing the Portfolios, the Adviser may use interest rate forecasting to determine the best level of interest rate risk at a given time. The Adviser may

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	1

moderately shorten the average duration of the Portfolios when it expects interest rates to rise and modestly lengthen average duration when it anticipates that interest rates will fall.

Investment Results

The tables on pages 8-10 show performance for each Portfolio compared to its benchmark, the Barclays 5-Year General Obligation (“GO”) Municipal Bond Index, for the six- and
12-month periods ended September 30, 2015. Performance for the Portfolios’ peer group, as represented by the Lipper Short & Intermediate Term Blended Municipal Debt Funds Average (the “Lipper Average”) has also been included. Funds in the Lipper Average have generally similar investment objectives to the Portfolios, although some may have different investment policies and sales and management fees.

The relative performance of the Intermediate Municipal Portfolios varied by share class over the six- and 12-month periods, but generally fared better against their peer group than their primary benchmark. All share classess of the Intermediate California Municipal Portfolio, Intermediate Diversified Municipal Portfolio and Intermediate New York Municipal Portfolio underperformed their primary benchmark for both periods, before sales charges. During the six-month period an underweight to intermediate-maturity bonds detracted from performance as the yield curve steepened and lost curvature. During the 12-month period, yield-curve positioning contributed as an overweight to the seven to 10 year portion of the yield curve added to performance. Security selection detracted from performance for the Intermediate Diversified Portfolio and Intermediate California Portfolio but added to performance for the Intermediate New York Portfolio.

Versus their peers, Class A shares of all Portfolios outperformed, while other share classes underperformed, for both periods. The Portfolios’ interest-rate risk was slightly higher, which helped performance during both periods, as the additional yield and roll was more than enough to offset higher interest rates for certain maturities. Furthermore, an overweight to intermediate-term bonds added to performance as the yield curve steepened and lost curvature.

The Portfolios utilized derivatives in the form of inflation swaps for investment purposes, which had no material impact on performance for either period.

Market Review and Investment Strategy

During the reporting period, Treasury yields generally fell as the slowdown in China clouded the picture for economic growth in the United States. Commodity prices fell, emerging market economies sputtered, stock values plummeted and the US dollar strengthened. Over both periods, municipal bonds had generally positive returns, as even mid-grade and high-yield municipals performed well, in sharp contrast to the investment-grade and high-yield corporate bond markets. A general scarcity of municipal credit issuance and an abundance of corporate-debt issuance partly explained the divergent returns in the markets.

2	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Tax revenues for municipal issuers have been positive and the credit-worthiness of municipal mid-grade and high-yield issuers continued to improve modestly in step with the domestic economy.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The Barclays 5-Year GO Municipal Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Barclays 5-Year GO Municipal Bond Index represents the performance of long-term, investment-grade tax-exempt bonds with maturities ranging from four to six years. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

Interest Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolios’ investments in fixed-income debt securities such as bonds and notes. The Portfolios may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government policy initiatives and market reaction to those initiatives. Increases in interest rates may cause the value of the Portfolios’ investments to decline and this decrease in value may not be offset by higher income from new investments. The Portfolios will experience increased interest rate risk to the extent they invest in fixed-income securities with longer maturities or durations.

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more.

Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods an increasing number of municipal issuers have defaulted on obligations and commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

The Portfolios may invest in municipal securities of issuers in Puerto Rico or other US territories, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of most other US issuers of tax-exempt securities. Like many US states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico’s downturn was particularly severe, and it continues to face a very challenging economic and fiscal environment. As a result, securities issued by many Puerto Rican issuers have low credit ratings or are on “negative watch” by credit rating organizations, and markets in such securities have been volatile. If the economic situation in Puerto Rico persists or worsens, the volatility and credit quality of Puerto Rican municipal securities could be adversely affected, and the market for such securities may experience continued volatility.

On June 28, 2015, the Governor of Puerto Rico indicated that the Commonwealth would be unable to fully pay its debt. On August 3, 2015, Puerto Rico defaulted on its debt for the first time. The prices of Puerto Rico municipal securities have dropped significantly since the Governor’s announcement. Puerto Rico municipal securities may continue to decline in value and could become difficult or impossible to sell. If issuers of Puerto Rico municipal securities default on their obligations under securities held by the Portfolio, the Portfolios may lose the value of those investments.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Non-Diversification Risk: Concentration of investments in a small number of securities tends to increase risk. The Intermediate California and Intermediate New York Portfolios may have more risk because they are “non-diversified”, meaning that they can invest more of their assets in a smaller number of issuers.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from selling out of these illiquid or relatively less liquid securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolios are subject to more liquidity risk because the market for municipal securities is generally smaller than many other markets. Illiquid securities and relatively less liquid securities may also be difficult to value.

Redemption Risk: The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Derivatives Risk: The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce

(Disclosures, Risks and Note about Historical Performance continued on next page)

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	5

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. The US government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios.

Market Risk: The Portfolios are subject to market risk, which is the risk that stock or bond prices in general may decline over short or extended periods. In the past several years, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. Recently, some securities markets, particularly in Europe and Asia, have been very volatile and have declined in value significantly. These market conditions may continue, worsen, or spread. The US government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates low. Other governments have tried to support markets by buying stocks. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has terminated certain of its market support activities. Further reduction or withdrawal of Federal Reserve or other US or non-US governmental or central bank support could negatively affect financial markets generally, raise interest rates, increase market volatility, and reduce the value and liquidity of securities in which the Portfolios invest.

Current political uncertainty surrounding the European Union (“EU”) and its membership may increase market volatility. The financial instability of some countries in the EU, including Greece, Italy and Spain, together with the risk of that financial instability impacting other more stable countries, may increase the risk of investing in companies in Europe and worldwide. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Portfolios invest in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolios’ investments may be negatively affected.

Tax Risk: There is no guarantee that all of the Portfolios’ income will remain exempt from federal or state income taxes. From time to time, the US government and the

(Disclosures, Risks and Note about Historical Performance continued on next page)

6	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

US Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolios by increasing taxes on that income. In such event, the Portfolios’ net asset value (“NAV”) could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolios’ shares as investors anticipate adverse effects on the Portfolios or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolios would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolios’ yield.

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. When this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Cybersecurity Risk: Cybersecurity incidents may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolios, the Adviser, and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

These risks are fully discussed in the Portfolios’ prospectus. As with all investments, you may lose money by investing in the Portfolios.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abglobal.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 3.00% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	7

Disclosures and Risks

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2015 (unaudited)	NAV Returns
	6 Months	12 Months
AB Intermediate California Municipal Portfolio
Class A	0.38%	1.41%

Class B *	-0.11%	0.37%

Class C	0.01%	0.67%

Barclays 5-Year GO Municipal Bond Index	1.05%	1.85%

Lipper Short & Intermediate Term Blended Municipal Debt Funds Average	0.17%	0.98%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

9/30/05 TO 9/30/15 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB Intermediate California Municipal Portfolio Class A shares (from 9/30/05 to 9/30/15) as compared to the performance of the Portfolio’s benchmark. The chart reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 4-7.

(Historical Performance continued on next page)

8	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Historical Performance

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2015 (unaudited)	NAV Returns
	6 Months		12 Months
AB Intermediate Diversified Municipal Portfolio
Class A	0.35%		1.40%

Class B *	-0.03%		0.64%

Class C	-0.02%		0.66%

Advisor Class †	1.40%	‡	na

Barclays 5-Year GO Municipal Bond Index	1.05%		1.85%

Lipper Short & Intermediate Term Blended Municipal Debt Funds Average	0.17%		0.98%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

‡     Inception date: 6/26/15.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

9/30/05 TO 9/30/15 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB Intermediate Diversified Municipal Portfolio Class A shares (from 9/30/05 to 9/30/15) as compared to the performance of the Portfolio’s benchmark. The chart reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 4-7.

(Historical Performance continued on next page)

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	9

Historical Performance

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2015 (unaudited)	NAV Returns
	6 Months	12 Months
AB Intermediate New York Municipal Portfolio
Class A	0.55%	1.80%

Class B *	0.09%	0.98%

Class C	0.17%	0.99%

Barclays 5-Year GO Municipal Bond Index	1.05%	1.85%

Lipper Short & Intermediate Term Blended Municipal Debt Funds Average	0.17%	0.98%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

9/30/05 TO 9/30/15 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB Intermediate New York Municipal Portfolio Class A shares (from 9/30/05 to 9/30/15) as compared to the performance of the Portfolio’s benchmark. The chart reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 4-7.

(Historical Performance continued on next page)

10	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Historical Performance

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2015 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*	Taxable Equivalent Yields†

Class A Shares			0.79%	1.40%
1 Year	1.41%	-1.65%
5 Years	2.06%	1.44%
10 Years	3.05%	2.74%

Class B Shares			0.17%	0.30%
1 Year	0.37%	-2.61%
5 Years	1.22%	1.22%
10 Years (a)	2.61%	2.61%

Class C Shares			0.08%	0.14%
1 Year	0.67%	-0.33%
5 Years	1.34%	1.34%
10 Years	2.33%	2.33%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2015 (unaudited)
SEC Returns (reflects applicable sales charges)
Class A Shares
1 Year	-1.65%
5 Years	1.44%
10 Years	2.74%

Class B Shares
1 Year	-2.61%
5 Years	1.22%
10 Years (a)	2.61%

Class C Shares
1 Year	-0.33%
5 Years	1.34%
10 Years	2.33%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.82%, 1.69% and 1.57% for Class A, Class B and Class C shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2015.

†	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

See Disclosures, Risks and Note about Historical Performance on pages 4-7.

(Historical Performance continued on next page)

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	11

Historical Performance

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2015 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*	Taxable Equivalent Yields†
Class A Shares			0.78%	1.20%
1 Year	1.40%	-1.65%
5 Years	2.12%	1.49%
10 Years	3.10%	2.79%

Class B Shares			0.09%	0.14%
1 Year	0.64%	-2.35%
5 Years	1.36%	1.36%
10 Years(a)	2.67%	2.67%

Class C Shares			0.09%	0.14%
1 Year	0.66%	-0.34%
5 Years	1.40%	1.40%
10 Years	2.38%	2.38%

Advisor Class Shares‡			1.23%	1.89%
Since Inception**	1.40%	1.40%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2015 (unaudited)
SEC Returns (reflects applicable sales charges)
Class A Shares
1 Year	-1.65%
5 Years	1.49%
10 Years	2.79%

Class B Shares
1 Year	-2.35%
5 Years	1.36%
10 Years (a)	2.67%

Class C Shares
1 Year	-0.34%
5 Years	1.40%
10 Years	2.38%

Advisor Class Shares‡
Since Inception**	1.40%

(Historical Performance continued on next page)

12	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Historical Performance

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.81%, 1.55%, 1.55% and 0.56% for Class A, Class B, Class C and Advisor Class shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2015.

†	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

‡	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

**	Inception date: 6/26/2015.

See Disclosures, Risks and Note about Historical Performance on pages 4-7.

(Historical Performance continued on next page)

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	13

Historical Performance

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2015 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*	Taxable Equivalent Yields†
Class A Shares			0.92%	1.55%
1 Year	1.80%	-1.27%
5 Years	2.01%	1.39%
10 Years	3.05%	2.74%

Class B Shares			0.21%	0.35%
1 Year	0.98%	-2.01%
5 Years	1.27%	1.27%
10 Years(a)	2.62%	2.62%

Class C Shares			0.21%	0.35%
1 Year	0.99%	-0.01%
5 Years	1.29%	1.29%
10 Years	2.33%	2.33%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2015 (unaudited)
SEC Returns (reflects applicable sales charges)
Class A Shares
1 Year	-1.27%
5 Years	1.39%
10 Years	2.74%

Class B Shares
1 Year	-2.01%
5 Years	1.27%
10 Years(a)	2.62%

Class C Shares
1 Year	-0.01%
5 Years	1.29%
10 Years	2.33%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.80%, 1.56% and 1.56% for Class A, Class B and Class C shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2015.

†	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

See Disclosures, Risks and Note about Historical Performance on pages 4-7.

14	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

California Municipal Portfolio

	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,003.80	$4.12	0.82%
Hypothetical**	$1,000	$1,020.96	$4.15	0.82%
Class B
Actual	$1,000	$998.90	$9.02	1.80%
Hypothetical**	$1,000	$1,016.04	$9.10	1.80%
Class C
Actual	$1,000	$1,000.10	$7.87	1.57%
Hypothetical**	$1,000	$1,017.20	$7.94	1.57%

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	15

Expense Example

EXPENSE EXAMPLE

(unaudited)

(continued from previous page)

Diversified Municipal Portfolio

	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expenses Paid During Period*		Annualized Expense Ratio*
Class A
Actual	$1,000	$1,003.50	$4.17		0.83%
Hypothetical**	$1,000	$1,020.91	$4.20		0.83%
Class B
Actual	$1,000	$999.70	$8.02		1.60%
Hypothetical**	$1,000	$1,017.05	$8.09		1.60%
Class C
Actual	$1,000	$999.80	$7.97		1.59%
Hypothetical**	$1,000	$1,017.10	$8.04		1.59%
Advisor Class
Actual	$1,000	$1,014.00	$1.22	***	0.47	%***
Hypothetical**	$1,000	$1,022.71	$2.38	***	0.47	%***

New York Municipal Portfolio

	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,005.50	$4.07	0.81%
Hypothetical**	$1,000	$1,021.01	$4.10	0.81%
Class B
Actual	$1,000	$1,000.90	$7.88	1.57%
Hypothetical**	$1,000	$1,017.20	$7.94	1.57%
Class C
Actual	$1,000	$1,001.70	$7.83	1.56%
Hypothetical**	$1,000	$1,017.25	$7.89	1.56%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

***	Actual Expense paid are based on the period from June 26, 2015 (commencement of distribution) and are equal to the Class’s annualized expense ratio, multiplied by 94 /365 (to reflect the since inception period). Hypothetical expenses are equal to the Class’s annualized ratio, multiplied by the average account value of the period, multiplied by 183/365 (to reflect the one-half year period).

16	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Expense Example

AB INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

PORTFOLIO SUMMARY

September 30, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,150.9

*	All data are as of September 30, 2015. The portfolio’s quality rating breakdown is expressed as a percentage of the portfolio’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Services, Inc.(“Moody’s”) and Fitch Ratings, Ltd.(“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s, and Fitch and uses the highest rating issued by the agencies, including when there is a split rating. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by US Government Securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a Nationally Recognized Statistical Rating Organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	17

Portfolio Summary

AB INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

PORTFOLIO SUMMARY

September 30, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $6,529.3

*	All data are as of September 30, 2015. The Portfolio’s quality rating breakdown is expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s, and Fitch and uses the highest rating issued by the agencies, including when there is a split rating. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by US Government Securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a Nationally Recognized Statistical Rating Organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

†	“Other” represents less than 2.0% in 26 different states and District of Columbia and Puerto Rico.

18	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Portfolio Summary

AB INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

PORTFOLIO SUMMARY

September 30, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,691.5

*	All data are as of September 30, 2015. The Portfolio’s quality rating breakdown is expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Services, Inc.(“Moody’s”) and Fitch Ratings, Ltd.(“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s, and Fitch and uses the highest rating issued by the agencies, including when there is a split rating. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by US Government Securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a Nationally Recognized Statistical Rating Organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

†	“Other” represents less than 0.2% in 6 different states.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	19

Portfolio Summary

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

September 30, 2015

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 95.0%
Long-Term Municipal Bonds – 95.0%
California – 82.6%
Abag Finance Authority for Nonprofit Corps. (Odd Fellows Home of California) Series 2012A 5.00%, 4/01/20-4/01/22	$2,000	$2,332,760
Anaheim Public Financing Authority (City of Anaheim CA Lease) Series 2014A 5.00%, 5/01/21-5/01/24	4,050	4,800,748
Bay Area Toll Authority Series 2006F 5.00%, 4/01/16	3,630	3,715,087
5.00%, 4/01/20 (Pre-refunded/ETM)	5,250	5,375,685
Series 2007F 5.00%, 4/01/16	3,570	3,653,681
Series 2009F-1 5.00%, 4/01/22 (Pre-refunded/ETM)	14,975	17,101,300
Series 2012 5.00%, 4/01/24-4/01/25	13,845	16,332,529
Series 2014A 1.00%, 4/01/47	15,455	15,500,592
Bay Area Water Supply & Conservation Agency Series 2013A 5.00%, 10/01/25	4,710	5,644,747
California Econ Recovery Series 2009A 5.00%, 7/01/18 (Pre-refunded/ETM)	12,420	13,873,388
5.00%, 7/01/20 (Pre-refunded/ETM)	22,500	25,875,000
California Educational Facilities Authority (University of the Pacific) Series 2015 5.00%, 11/01/28	1,545	1,810,400
California Infrastructure & Economic Development Bank (Broad Collection(The) Series 2011A 5.00%, 6/01/21	20,650	24,542,112
California Municipal Finance Authority (Rocketship Education) Series 2015A 4.25%, 3/01/28(a)	2,065	2,053,126

20	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

California Pollution Control Financing Authority (Poseidon Resources Channelside LP) Series 2012 5.00%, 7/01/27(a)	$4,000	$4,402,600
California Special Districts Association Finance Corp. COP AGM Series 1996Z 5.50%, 8/01/17 (Pre-refunded/ETM)	125	132,401
California State Public Works Board Series 2009E 5.00%, 4/01/21 (Pre-refunded/ETM)	5,890	6,737,276
5.00%, 4/01/22 (Pre-refunded/ETM)	4,935	5,644,900
Series 2011G 5.00%, 12/01/23 (Pre-refunded/ETM)	1,545	1,871,907
NATL Series 2007C 5.00%, 9/01/16 (Pre-refunded/ETM)	1,575	1,643,796
California State Public Works Board (California State Public Works Board Lease) Series 2014A 5.00%, 9/01/30	11,220	13,105,297
Series 2014B 5.00%, 10/01/29	4,445	5,232,832
AMBAC Series 1993A 5.00%, 12/01/19	2,340	2,566,699
California State University Series 2010A 5.00%, 11/01/24	1,490	1,723,170
Series 2011A 5.25%, 11/01/26	5,500	6,531,085
Series 2012A 5.00%, 11/01/26	10,930	13,002,874
Series 2014A 5.00%, 11/01/28	16,650	19,949,863
California Statewide Communities Development Authority (Kaiser Credit Group) Series 2012C 5.00%, 11/01/29	2,630	2,808,235
Series 2012E-1 5.00%, 4/01/44	1,000	1,067,770
City of Hayward CA COP Series 2015 5.00%, 11/01/20-11/01/23(b)	9,255	11,022,391

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	21

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

City of Industry CA Series 2009 5.00%, 7/01/17	$3,655	$3,937,385
City of Long Beach CA Harbor Revenue Series 2010A 5.00%, 5/15/22-5/15/25	16,895	19,536,509
Series 2010B 5.00%, 5/15/21	6,500	7,544,420
Series 2015A 4.00%, 5/15/18	2,145	2,316,214
City of Los Angeles CA Wastewater System Revenue Series 2012C 5.00%, 6/01/23	2,765	3,323,336
City of Los Angeles Department of Airports (Los Angeles Intl Airport) Series 2008A 5.50%, 5/15/16-5/15/17	10,670	11,380,030
Series 2009A 5.25%, 5/15/23-5/15/24	15,955	18,265,755
Series 2010A 5.00%, 5/15/23-5/15/25	25,915	30,115,896
Series 2010D 5.00%, 5/15/23	5,000	5,813,150
City of Riverside CA Electric Revenue Series 2013A 5.00%, 10/01/15	2,425	2,425,000
City of Riverside CA Sewer Revenue Series 2015A 5.00%, 8/01/27-8/01/30	5,320	6,256,877
City of San Francisco CA Public Utilities Commission Wastewater Revenue Series 2013B 5.00%, 10/01/25	4,000	4,779,040
City of San Francisco CA Public Utilities Commission Water Revenue Series 2009A 5.00%, 11/01/28	2,000	2,274,660
Series 2011A 5.00%, 11/01/25	11,320	13,589,320
City of San Jose CA Airport Revenue Series 2014A 5.00%, 3/01/25	3,600	4,204,116
Contra Costa Water District Series 2012Q 5.00%, 10/01/20	5,315	6,276,058

22	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2013R 5.00%, 10/01/16	$1,570	$1,643,288
Cotati-Rohnert Park Unified School District AGM Series 2015B 5.00%, 8/01/21	3,000	3,552,000
Desert Sands Unified School District Series 2015 5.00%, 8/01/21-8/01/23	5,300	6,444,880
Fremont Community Facilities District No 1 Series 2015 5.00%, 9/01/27	1,000	1,123,730
Fremont Unified School District/Alameda County CA Series 2014A 4.00%, 8/01/16	1,225	1,262,914
Grossmont-Cuyamaca Community College District AGC Series 2008 5.25%, 8/01/17	1,150	1,247,854
Lake Elsinore Public Financing Authority Series 2015 5.00%, 9/01/21-9/01/23	1,675	1,865,045
Long Beach Bond Finance Authority (Aquarium of the Pacific) Series 2012 5.00%, 11/01/23	4,025	4,704,621
Long Beach Unified School District Series 2009A 5.00%, 8/01/16-8/01/18	13,845	15,149,798
Series 2010A 5.00%, 8/01/25	1,000	1,155,150
Los Angeles Community College District/CA Series 2015A 5.00%, 8/01/25	5,000	6,166,550
Los Angeles County Metropolitan Transportation Authority (Los Angeles County Metropolitan Transportation Authority Sales Tax) Series 2010A 5.00%, 7/01/21	2,000	2,309,100
Series 2014 5.00%, 7/01/23	2,220	2,731,000
Los Angeles Department of Water & Power PWR Series 2008A-2 4.00%, 7/01/16	10,050	10,327,279
Series 2012C 4.00%, 1/01/16	1,000	1,000,000

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	23

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

5.00%, 1/01/16	$8,150	$8,150,000
Series 2013A 5.00%, 7/01/21	1,505	1,799,980
Series 2014B 5.00%, 7/01/27	2,190	2,606,078
Series 2014C 5.00%, 7/01/26	11,725	14,290,430
Los Angeles Department of Water & Power WTR Series 2012C 5.00%, 7/01/23	1,540	1,864,432
Los Angeles Unified School District/CA Series 2014C 5.00%, 7/01/27	10,365	12,441,524
Series 2015A 5.00%, 7/01/19	11,585	13,281,276
Mammoth Unified School District/CA NATL Series 1998 Zero Coupon, 8/01/21-8/01/22	2,100	1,812,548
Metropolitan Water District of Southern California Series 1993 5.75%, 8/10/18	6,150	6,687,325
Series 1993A 5.75%, 7/01/21 (Pre-refunded/ETM)	710	881,941
5.75%, 7/01/21	1,775	2,084,702
Series 2014A 5.00%, 3/01/17-3/01/20	11,585	13,011,606
Natomas Unified School District BAM Series 2014 5.00%, 8/01/22-8/01/23	4,950	6,000,850
Northern California Power Agency Series 2012A 5.00%, 7/01/25-7/01/27	3,980	4,690,638
Oakland Unified School District/Alameda County Series 2015A 5.00%, 8/01/23	1,575	1,837,301
Orange County Sanitation District COP Series 2009A 5.00%, 2/01/18-2/01/20	11,045	12,360,676
Peralta Community College District Series 2014A 5.00%, 8/01/28	1,820	2,167,056
Pittsburg Successor Agency Redevelopment Agency Series 1983 9.60%, 6/01/16 (Pre-refunded/ETM)	1,000	1,058,990

24	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Port of Los Angeles Series 2011B 5.00%, 8/01/23	$2,500	$2,982,950
Series 2014A 5.00%, 8/01/26-8/01/27	2,565	3,036,135
Port of Oakland Series 2012P 5.00%, 5/01/22-5/01/25	16,945	19,702,007
NATL Series 2007C 5.00%, 11/01/18	1,900	2,061,614
Riverside County Public Financing Authority Series 2015 5.00%, 11/01/28	3,395	3,962,135
Romoland School District Series 2015 5.00%, 9/01/23	955	1,073,496
Sacramento City Financing Authority (Sacramento City Financing Authority Lease) Series 1993B 5.40%, 11/01/20	2,000	2,213,320
Sacramento City Unified School District/CA Series 2011 5.00%, 7/01/24	4,945	5,742,480
Sacramento County Sanitation Districts Financing Authority AMBAC Series 2001 5.50%, 12/01/21	1,175	1,447,236
Sacramento Municipal Utility District Series 2012Y 5.00%, 8/15/25	4,555	5,459,213
Sacramento Regional Transit District Series 2012 5.00%, 3/01/24	1,000	1,142,510
San Diego County Water Authority COP AGM Series 2008A 5.00%, 5/01/24 (Pre-refunded/ETM)	4,860	5,401,015
San Diego County Water Authority Financing Corp. 5.00%, 5/01/19	1,460	1,610,672
5.00%, 5/01/19 (Pre-refunded/ETM)	1,335	1,481,797
Series 2015 5.00%, 5/01/21	1,000	1,195,870
San Diego Public Facilities Financing Authority Sewer Revenue Series 2009B 5.00%, 5/15/18-5/15/21	35,520	39,839,106

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	25

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2015 5.00%, 5/15/22	$4,785	$5,798,367
San Francisco City & County Airports Comm-San Francisco International Airport (San Francisco Intl Airport) Series 2009C-2 5.00%, 5/01/16	11,520	11,840,141
Series 2011 5.25%, 5/01/18	4,655	5,156,111
Series 2011C 5.00%, 5/01/21	3,900	4,543,071
Series 2011S 5.00%, 5/01/25	3,000	3,536,400
AGC Series 2008-34E 5.00%, 5/01/16	1,345	1,381,974
San Francisco City & County Redevelopment Agency (Mission Bay South Public Imp) Series 2013A 5.00%, 8/01/19-8/01/24	3,855	4,344,158
Santa Fe Springs Community Development Commission NATL Series 2002 5.375%, 9/01/17	560	560,610
Santa Rosa City Schools Series 2013 4.00%, 8/01/16	1,740	1,791,800
5.00%, 8/01/17	4,255	4,587,273
South Placer Wastewater Authority/CA Series 2011C 5.00%, 11/01/19-11/01/20	5,520	6,364,791
Southern California Public Power Authority (Los Angeles Department of Water & Power PWR) Series 2010 5.00%, 7/01/22-7/01/25	12,235	14,130,399
Series 2014A 5.00%, 7/01/30	1,000	1,177,940
Southwestern Community College District Series 2015 5.00%, 8/01/20-8/01/25	14,850	18,143,767
State of California Series 2013 5.00%, 10/01/20-9/01/28	29,390	34,651,073
Series 2014 5.00%, 12/01/22-5/01/29	18,665	22,358,366
Series 2015 5.00%, 3/01/21	17,455	20,705,121

26	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

State of California Department of Water Resources Series 2014A 5.00%, 12/01/27	$9,410	$11,454,473
State of California Department of Water Resources Power Supply Revenue Series 2008H 5.00%, 5/01/17	1,455	1,556,923
Series 2008K 5.00%, 5/01/18	23,145	25,683,775
Series 2010L 5.00%, 5/01/17-5/01/20	21,965	24,892,232
Series 2011N 5.00%, 5/01/20	4,210	4,925,784
Series 2015O 5.00%, 5/01/22	8,110	9,823,643
AGM Series 2008H 5.00%, 5/01/17	21,050	22,524,552
Sweetwater Union High School District BAM Series 2014 5.00%, 8/01/28-8/01/29	7,980	9,331,615
University of California Series 2009Q 5.25%, 5/15/22 (Pre-refunded/ETM)	3,355	3,647,657
5.25%, 5/15/22	155	167,890
Series 2010U 5.00%, 5/15/24	4,215	4,908,705
Series 2012G 5.00%, 5/15/25	10,000	11,985,900
Series 2014A 5.00%, 5/15/28	1,000	1,200,300
Series 2015A 5.00%, 5/15/20	2,500	2,929,800
Series 2015I 5.00%, 5/15/21	2,900	3,463,180
Vacaville Unified School District BAM Series 2015C 5.00%, 8/01/20-8/01/22	2,390	2,834,172

		950,556,098

Colorado – 0.3%
City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2011A 5.75%, 11/15/20	1,700	2,029,205

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	27

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Denver Urban Renewal Authority (Stapleton Development Corp.) Series 2013A 5.00%, 12/01/20	$1,625	$1,860,917

		3,890,122

Florida – 2.6%
Citizens Property Insurance Corp. Series 2009A-1 6.00%, 6/01/16	13,160	13,640,998
County of Miami-Dade FL Aviation Revenue Series 2009A 5.75%, 10/01/21	1,055	1,230,647
Florida State Hurricane Catastrophe Fund Finance Corp. Series 2010A 5.00%, 7/01/16 (Pre-refunded/ETM)	13,080	13,538,323
Miami-Dade County Expressway Authority Series 2013A 5.00%, 7/01/21	1,280	1,503,104
New River Community Development District Series 2006B 5.00%, 5/01/13(c)(d)(e)	405	4
Sterling Hill Community Development District Series 2003B 5.50%, 11/01/10(c)(d)(e)^	155	59,489

		29,972,565

Illinois – 2.3%
State of Illinois Series 2012 5.00%, 8/01/18-8/01/23	12,445	13,429,215
Series 2013 5.00%, 7/01/20	3,465	3,756,095
Series 2014 5.00%, 5/01/28	4,735	4,932,450
Village of Bolingbrook IL (Village of Bolingbrook IL Sales Tax) Series 2005 6.00%, 1/01/26	4,450	4,320,505

		26,438,265

Louisiana – 0.0%
Coves of the Highland County Community Development District Series 2006 5.60%, 11/01/13(c)(d)(e)^	3,200	– 0	–

28	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Massachusetts – 0.6%
Commonwealth of Massachusetts NATL Series 2000E 0.195%, 12/01/30(g)	$6,075	$5,683,697
NATL Series 2000G 0.15%, 12/01/30(g)	1,100	1,029,188

		6,712,885

New Jersey – 2.4%
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2013A 5.00%, 12/15/19-6/15/20	25,930	27,798,314

New York – 1.5%
New York City Industrial Development Agency (American Airlines, Inc.) Series 2015B 2.00%, 8/01/28	2,650	2,653,843
New York State Dormitory Authority (New York State Sales Tax) Series 2015A 5.00%, 3/15/18	12,835	14,150,459

		16,804,302

North Carolina – 0.2%
North Carolina Eastern Municipal Power Agency Series 2009B 5.00%, 1/01/16 (Pre-refunded/ETM)	2,375	2,402,312

Ohio – 0.0%
Columbiana County Port Authority (ELS Transportation LLC) Series 2004A 7.00%, 8/01/21(e)(f)	310	31,000

Puerto Rico – 1.0%
Commonwealth of Puerto Rico NATL Series 2001A 5.50%, 7/01/19	5,470	5,552,433
Government Development Bank for Puerto Rico NATL Series 1985 4.75%, 12/01/15	5,555	5,569,165

		11,121,598

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	29

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Texas – 1.3%
City of Houston TX Airport System Revenue Series 2011A 5.00%, 7/01/19	$10,290	$11,506,895
Dallas/Fort Worth International Airport Series 2009A 5.00%, 11/01/21	1,180	1,238,410
North Texas Tollway Authority Series 2015A 5.00%, 1/01/23	1,915	2,245,357

		14,990,662

Washington – 0.2%
Washington State Housing Finance Commission (Rockwood Retirement Communities) Series 2014B-3 5.125%, 1/01/20(a)	2,925	2,929,066

Total Municipal Obligations (cost $1,047,308,156)		1,093,647,189

CORPORATES - INVESTMENT GRADE – 2.0%
Financial Institutions – 1.8%
Banking – 1.8%
Bank of America NA 1.125%, 11/14/16	10,000	9,994,270
JPMorgan Chase & Co. 3.15%, 7/05/16	5,410	5,501,592
Morgan Stanley 1.75%, 2/25/16	5,788	5,806,533

		21,302,395

Industrial – 0.2%
Consumer Non-Cyclical – 0.2%
Becton Dickinson and Co. 0.787%, 6/15/16(h)	1,765	1,764,673

Total Corporates – Investment Grade (cost $23,048,893)		23,067,068

SHORT-TERM INVESTMENTS – 2.9%
Time Deposit – 2.9%
State Street Time Deposit 0.01%, 10/01/15 (cost $32,579,319)	32,579	32,579,319

Total Investments – 99.9% (cost $1,102,936,368)		1,149,293,576
Other assets less liabilities – 0.1%		1,562,512

Net Assets—100.0%		$1,150,856,088

30	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

INFLATION (CPI) SWAPS (see Note 3)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citibank, NA	$5,700	9/15/20	1.455%	CPI#	$(39,988)
JPMorgan Chase Bank, NA	5,800	9/04/20	1.465%	CPI#	(43,648)

					$(83,636)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

^	Defaulted matured security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2015, the aggregate market value of these securities amounted to $9,384,792 or 0.8% of net assets.

(b)	When-Issued or delayed delivery security.

(c)	Non-income producing security.

(d)	Fair valued by the Adviser.

(e)	Illiquid security.

(f)	Security is in default and is non-income producing.

(g)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of September 30, 2015 and the aggregate market value of these securities amounted to $6,712,885 or 0.58% of net assets.

(h)	Floating Rate Security. Stated interest rate was in effect at September 30, 2015.

As of September 30, 2015, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 7.3% and 0.7%, respectively.

Glossary:

AGC	– Assured Guaranty Corporation
AGM	– Assured Guaranty Municipal
AMBAC	– Ambac Assurance Corporation
BAM	– Build American Mutual
COP	– Certificate of Participation
ETM	– Escrowed to Maturity
NATL	– National Interstate Corporation

See notes to financial statements.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	31

Intermediate California Municipal Portfolio—Portfolio of Investments

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

September 30, 2015

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 95.8%
Long-Term Municipal Bonds – 94.3%
Alabama – 2.0%
Alabama Federal Aid Highway Finance Authority Series 2015 5.00%, 9/01/24-9/01/25	$8,610	$10,622,263
Alabama Federal Aid Highway Finance Authority (State of Alabama Fed Hwy Grant) Series 2012 5.00%, 9/01/24	18,230	21,216,621
Alabama Public School & College Authority Series 2009A 5.00%, 5/01/17	34,415	36,792,044
Series 2009B 5.00%, 5/01/16-5/01/17	33,390	34,840,634
Series 2014B 5.00%, 1/01/24	3,200	3,895,936
Birmingham Airport Authority (Birmingham-Shuttlesworth Intl Airport) AGM Series 2010 6.00%, 7/01/21	5,510	6,526,209
Birmingham Water Works Board Series 2010A 5.00%, 1/01/21-1/01/22	13,295	15,510,634

		129,404,341

Arizona – 1.7%
Arizona Board of Regents COP (University of Arizona COP) Series 2012C 5.00%, 6/01/25	2,365	2,730,061
Arizona Department of Transportation State Highway Fund Revenue Series 2011A 5.00%, 7/01/24-7/01/25	17,210	20,171,382
Arizona Health Facilities Authority (Scottsdale Healthcare Hospitals Obligated Group) Series 2014A 5.00%, 12/01/23-12/01/24	2,770	3,318,744
City of Glendale AZ (City of Glendale AZ Excise Tax) Series 2015A 5.00%, 7/01/23-7/01/26	33,315	39,865,274
City of Phoenix Civic Improvement Corp. (City of Phoenix Civic Improvement – Airport) Series 2010A 5.00%, 7/01/20-7/01/21	7,225	8,282,346
Series 2010C 5.00%, 7/01/23-7/01/25	19,665	22,342,202

32	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

County of Maricopa AZ COP Series 2015 5.00%, 7/01/18	$3,290	$3,641,800
Industrial Development Authority of the County of Pima (The) (Global Water Resources LLC) Series 2006 5.45%, 12/01/17	1,100	1,108,261
Maricopa County Unified School District No 69 Paradise Valley NATL Series 2004 5.20%, 7/01/16	7,510	7,785,392
Salt Verde Financial Corp. (Citigroup, Inc.) Series 2007 5.25%, 12/01/21	1,430	1,631,115

		110,876,577

California – 8.2%
California Econ Recovery Series 2009A 5.00%, 7/01/19 (Pre-refunded/ETM)	16,765	19,279,750
5.00%, 7/01/20 (Pre-refunded/ETM)	5,675	6,526,250
5.25%, 7/01/21 (Pre-refunded/ETM)	2,735	3,170,330
California State Public Works Board (California State Public Works Board Lease) Series 2014B 5.00%, 10/01/28	1,225	1,460,396
City of Los Angeles Department of Airports (Los Angeles Intl Airport) Series 2010D 5.00%, 5/15/22-5/15/23	24,415	28,389,845
Fresno Unified School District NATL Series 2002A 6.00%, 2/01/20	3,255	3,828,075
Sacramento City Financing Authority (Sacramento City Financing Authority Lease) Series 1993B 5.40%, 11/01/20	1,000	1,106,660
San Francisco City & County Airports Comm-San Francisco International Airport (San Francisco Intl Airport) Series 2009E 5.25%, 5/01/22-5/01/23	10,380	11,900,749
Series 2011C 5.00%, 5/01/22	5,880	6,775,524

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	33

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

NATL Series 2006 32F 5.25%, 5/01/18	$3,700	$4,127,387
State of California Series 2006 5.00%, 10/01/16	3,710	3,883,925
Series 2008 5.00%, 4/01/18	5,000	5,526,950
Series 2009 5.25%, 10/01/20	5,085	5,921,483
Series 2013 5.00%, 11/01/24-11/01/25	43,465	52,825,604
Series 2014 5.00%, 5/01/25-5/01/29	130,465	155,926,351
Series 2015 5.00%, 8/01/22	15,765	19,000,924
State of California Department of Water Resources Power Supply Revenue Series 2010L 5.00%, 5/01/17-5/01/19	183,675	206,807,620

		536,457,823

Colorado – 1.1%
City & County of Broomfield CO COP Series 2010 5.00%, 12/01/16-12/01/20	13,735	15,208,238
City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2010A 5.00%, 11/15/21-11/15/23	19,685	22,871,441
Series 2011A 5.50%, 11/15/19	2,290	2,662,789
Series 2012A 5.00%, 11/15/22-11/15/24	6,630	7,658,265
Metro Wastewater Reclamation District Series 2012A 5.00%, 4/01/23	3,435	4,123,958
PV Water & Sanitation Metropolitan District Series 2006 Zero Coupon, 12/15/17(a)(b)	13,168	4,608,800
Regional Transportation District (Denver Transit Partners LLC) Series 2010 5.00%, 1/15/21	2,800	3,060,456
5.25%, 1/15/24-7/15/24	7,745	8,403,557
Todd Creek Village Metropolitan District No. 1 Series 2004 4.75%, 12/01/09(b)^	1,852	1,148,330

		69,745,834

34	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Connecticut – 0.3%
State of Connecticut Series 2013A 5.00%, 10/15/21	$3,370	$3,977,038
Series 2014A 5.00%, 3/01/28	6,360	7,391,019
State of Connecticut Special Tax Revenue Series 2012 5.00%, 1/01/22-1/01/24	8,575	10,135,467

		21,503,524

Delaware – 0.1%
Delaware River & Bay Authority Series 2014C 5.00%, 1/01/26-1/01/27	5,470	6,445,553

District of Columbia – 1.6%
District of Columbia Series 2013A 5.00%, 6/01/25-6/01/27	59,115	70,654,344
District of Columbia (District of Columbia Pers Income Tax) Series 2012C 5.00%, 12/01/26	5,545	6,535,448
District of Columbia Water & Sewer Authority AGM Series 1998 6.00%, 10/01/16	1,635	1,726,446
Metropolitan Washington Airports Authority Series 2008A 5.50%, 10/01/18	6,910	7,777,620
Series 2010F-1 5.00%, 10/01/20	11,905	13,900,635
NATL Series 2005A 5.25%, 10/01/15	1,715	1,715,000

		102,309,493

Florida – 6.4%
Brevard County School District COP Series 2013A 5.00%, 7/01/21-7/01/22	15,275	17,987,686
Citizens Property Insurance Corp. Series 2011A 5.00%, 6/01/20	6,530	7,515,769
Series 2011A-1 5.00%, 6/01/19	15,975	18,029,385
Series 2012A 5.00%, 6/01/22	27,105	31,944,598
Series 2012A-1 5.00%, 6/01/20-6/01/21	20,785	24,030,223
Series 2015A 5.00%, 6/01/22	1,795	2,092,934

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	35

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

NATL Series 2007A 5.00%, 3/01/16 (Pre-refunded/ETM)	$75,725	$77,203,909
City of Tampa FL Water & Wastewater System Revenue Series 2011 5.00%, 10/01/26	3,895	4,594,776
Collier County School Board COP Series 2015 5.00%, 2/15/18-2/15/19	12,210	13,607,232
AGM Series 2005 5.00%, 2/15/16	5,000	5,087,500
County of Broward FL Airport System Revenue (Fort Lauderdale Hollywood Intl Airport) Series 2012Q 5.00%, 10/01/23	5,000	5,898,800
County of Lee FL Airport Revenue (Southwest Florida Intl Airport) Series 2011A 5.50%, 10/01/23-10/01/24	13,095	15,387,934
5.625%, 10/01/25	2,550	3,013,871
County of Miami-Dade FL Series 2015A 5.00%, 11/01/20-11/01/21	7,205	8,459,462
Series 2015B 5.00%, 7/01/22	3,715	4,414,274
County of Miami-Dade FL Aviation Revenue Series 2015A 5.00%, 10/01/22-10/01/24	4,975	5,814,960
Durbin Crossing Community Development District Series 20061 5.25%, 11/01/15(a)(b)	985	354,600
Duval County School Board COP Series 2015B 5.00%, 7/01/26	4,280	5,049,587
Florida Department of Environmental Protection Series 2011B 5.00%, 7/01/20	7,645	8,906,349
Series 2012A 5.00%, 7/01/22	10,225	12,235,133
Florida Municipal Power Agency Series 2015B 5.00%, 10/01/24-10/01/28	3,765	4,500,085
Florida State Board of Education (State of Florida) Series 2014A 5.00%, 6/01/22	3,545	4,280,623

36	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2015A 5.00%, 6/01/18	$7,655	$8,504,475
Series 2015B 5.00%, 6/01/17	11,470	12,319,812
Heritage Plantation Community Development District Series 2006B 5.10%, 11/01/13(b)(c)^	3,545	1,169,850
Hillsborough County School Board (Hillsborough County School Board Sales Tax) AGM Series 2015 5.00%, 10/01/23	2,650	3,152,414
Hillsborough County School Board COP Series 2015 5.00%, 7/01/26	1,410	1,687,375
JEA Electric System Revenue Series 2009G 5.00%, 10/01/19	2,695	3,083,646
JEA Water & Sewer System Revenue Series 2014A 5.00%, 10/01/25	3,060	3,717,502
Lake Ashton II Community Development District Series 2006B 5.00%, 11/01/11(b)(c)^	6,810	1,587,411
Live Oak No 2 Community Development District Series 2010 7.36%, 11/01/20	25	26,284
Martin County Industrial Development Authority (Indiantown Cogeneration LP) Series 2013 4.20%, 12/15/25	11,765	11,894,415
Orange County School Board COP Series 2014A 5.00%, 8/01/28-8/01/29	46,355	54,195,630
Overoaks Community Development District Series 2004B 5.125%, 5/01/09(b)(c)	510	255,000
Series 2010A-1 6.125%, 5/01/35(b)	220	220,211
Series 2010A-2 6.125%, 5/01/35(b)	505	505,389
Series 2010B 5.125%, 5/01/17(b)	635	638,937
Parkway Center Community Development District Series 2004B 7.00%, 5/01/23	2,190	2,192,431

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	37

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Reedy Creek Improvement District Series 2013A 5.00%, 6/01/21	$1,820	$2,154,370
Sarasota County School Board COP Series 2010B 5.00%, 7/01/18	2,350	2,599,923
South Broward Hospital District Series 2015 5.00%, 5/01/27	3,300	3,878,589
St Lucie County School Board (St Lucie County School Board Sales Tax) AGM Series 2015 5.00%, 10/01/22	3,150	3,718,481
State of Florida Series 2009B 5.00%, 7/01/17	3,245	3,496,293
Series 2012B 5.00%, 7/01/18	8,460	9,423,002
Tampa Bay Water Series 2011A 5.00%, 10/01/23	2,050	2,428,533
Tampa Sports Authority (Tampa Sports Authority Sales Tax) Series 2015 5.00%, 1/01/21	3,490	4,110,836

		417,370,499

Georgia – 3.1%
Athens-Clarke County Unified Government Series 2013 4.00%, 12/01/16	1,410	1,469,460
City of Atlanta Department of Aviation (Hartsfield Jackson Atlanta Intl Airport) Series 2010B 5.00%, 1/01/20-1/01/22	22,650	25,818,279
Series 2010C 5.00%, 1/01/18-1/01/19	9,260	10,280,700
5.25%, 1/01/20	6,500	7,537,920
5.50%, 1/01/21	7,500	8,968,275
5.75%, 1/01/22-1/01/23	20,000	23,987,400
5.875%, 1/01/24	2,925	3,528,018
Series 2014A 5.00%, 1/01/28	12,250	14,229,845
City of Atlanta GA Series 2015 5.00%, 12/01/18	2,520	2,831,472
Main Street Natural Gas, Inc. (JPMorgan Chase & Co.) Series 2007A 5.00%, 3/15/16-3/15/18	16,860	17,421,270

38	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Municipal Electric Authority of Georgia Series 2010B 5.00%, 1/01/16-1/01/20	$43,950	$49,700,840
State of Georgia Series 2009I 5.00%, 7/01/18	14,580	16,256,554
Series 2014A 5.00%, 2/01/17	17,595	18,656,330

		200,686,363

Hawaii – 0.4%
City & County Honolulu HI Wastewater System Revenue Series 2009A 5.00%, 7/01/21-7/01/22	6,900	7,857,195
Series 2010A 5.00%, 7/01/24	16,500	18,952,395

		26,809,590

Idaho – 0.1%
Idaho Housing & Finance Association (State of Idaho Fed Hwy Grant) Series 2015A 5.00%, 7/15/21-7/15/23	6,915	8,093,770

Illinois – 4.8%
City of Chicago IL (Asphalt Operating Services of Chicago LLC) Series 2010 6.125%, 12/01/18	4,280	4,383,576
City of Chicago IL (City of Chicago IL Sales Tax) AGM Series 2005 5.00%, 1/01/16	5,000	5,016,600
County of Du Page IL Series 1993 5.60%, 1/01/21	6,830	7,639,659
Illinois Finance Authority (Adventist Health System/Sunbelt Obligated Group) NATL Series 1997B 2.10%, 1/01/19(d)	5,730	6,113,337
Illinois Finance Authority (OSF Healthcare System Obligated Group) Series 2015A 5.00%, 11/15/20-11/15/28	4,705	5,396,372
Illinois Municipal Electric Agency Series 2015A 5.00%, 2/01/27-2/01/29	42,820	49,987,781

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	39

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Illinois State Toll Highway Authority Series 2014A 5.00%, 12/01/20-12/01/22	$33,375	$39,131,852
Series 2014D 5.00%, 1/01/23	1,065	1,258,819
Metropolitan Pier & Exposition Authority Series 2012B 5.00%, 12/15/20-12/15/26	18,510	20,766,952
Metropolitan Water Reclamation District of Greater Chicago Series 2015D 5.00%, 12/01/20	8,240	9,554,527
Regional Transportation Authority (Regional Transportation Authority Sales Tax) NATL Series 1994C 7.75%, 6/01/20	870	992,922
NATL Series 2001B 5.50%, 6/01/17	1,025	1,104,243
NATL Series 2006A 5.00%, 7/01/16	5,285	5,465,747
State of Illinois Series 2010 5.00%, 1/01/17-1/01/19	34,160	35,945,206
Series 2012 5.00%, 8/01/21-8/01/25	16,925	18,039,297
Series 2013 5.00%, 7/01/19-7/01/20	12,290	13,267,188
5.50%, 7/01/24	5,405	5,939,717
Series 2013A 5.00%, 4/01/23	4,390	4,769,296
Series 2014 5.00%, 5/01/22-5/01/27	46,045	49,011,798
State of Illinois (State of Illinois Ded Tax) AMBAC Series 1991 6.25%, 12/15/20	2,280	2,528,406
Town of Cortland IL (Town of Cortland IL Spl Tax) Series 2006 5.50%, 3/01/17(a)(b)	5,078	1,320,280
Village of Matteson IL Series 2010 8.00%, 12/01/29(e)	19,775	16,407,515
Will & Kendall Counties Community Consolidated School District 22 Plainfield NATL Series 2007A 5.00%, 1/01/16	7,415	7,495,749

		311,536,839

40	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Indiana – 0.1%
County of Jasper IN (Northern Indiana Public Service Co.) NATL Series 1988B 5.60%, 11/01/16	$6,560	$6,877,373
Indiana Finance Authority (I-69 Development Partners LLC) Series 2014 5.25%, 9/01/25-9/01/28	2,940	3,321,335

		10,198,708

Iowa – 0.2%
Iowa Finance Authority (Iowa Finance Authority SRF) Series 2015 5.00%, 8/01/17-8/01/18	10,770	11,837,358

Kentucky – 0.2%
Kentucky Asset Liability Commission (Commonwealth of Kentucky Fed Hwy Grant) NATL Series 2007 5.00%, 9/01/16	5,000	5,199,750
Kentucky Turnpike Authority Series 2012A 5.00%, 7/01/26	8,490	10,011,833

		15,211,583

Louisiana – 1.0%
City of Baton Rouge/Parish of East Baton Rouge LA (City of Baton Rouge/Parish of East Baton Rouge LA Sales Tax) Series 2015 5.00%, 8/01/27-8/01/28	8,985	10,635,800
City of New Orleans LA NATL Series 2005 5.25%, 12/01/20	5,845	5,889,831
Coves of the Highland County Community Development District Series 2006 5.60%, 11/01/13(b)(c)(f)^	4,025	– 0	–
Louisiana Agricultural Finance Authority (Louisiana Agricultural Finance Authority State Lease) Series 2007 5.25%, 9/15/17	12,050	12,628,520
Louisiana Local Government Environmental Facilities & Community Development Auth Series 2010 5.00%, 10/01/21-10/01/25	8,415	9,690,212

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	41

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2010A 5.00%, 10/01/23	$7,720	$8,885,720
Louisiana Office Facilities Corp. (Louisiana Office Facilities Corp. State Lease) Series 2009 5.00%, 3/01/16-3/01/18	9,360	9,869,951
Orange Grove Community Development District Series 2006 5.30%, 11/01/21(a)(b)	1,695	339,000
St Tammany Parish Finance Authority (Christwood) Series 2015 5.25%, 11/15/29	1,200	1,239,408
State of Louisiana Gasoline & Fuels Tax Revenue Series 2015B 5.00%, 5/01/25	3,250	4,000,035

		63,178,477

Maine – 0.0%
Maine Municipal Bond Bank Series 2014A 5.00%, 9/01/25	1,000	1,177,490

Maryland – 1.8%
County of Anne Arundel MD Series 2013 5.00%, 4/01/20	4,415	5,137,647
State of Maryland Series 20142-C 5.00%, 8/01/21	59,585	71,242,805
Series 2014B 5.00%, 8/01/17-8/01/20	32,380	36,632,265
Washington Suburban Sanitary Commission Series 2014 5.00%, 6/01/17	5,000	5,368,750

		118,381,467

Massachusetts – 2.3%
City of Cambridge MA Series 2015 5.00%, 2/15/18	2,330	2,561,299
Commonwealth of Massachusetts Series 2013A 5.00%, 4/01/18	2,060	2,275,476
Series 2013B 5.00%, 8/01/17-8/01/20	69,345	77,347,417
Series 2014C 5.00%, 8/01/20	1,045	1,224,604

42	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

AGM Series 2006C 1.05%, 11/01/19(d)	$1,815	$1,860,538
NATL Series 2000E 0.195%, 12/01/30(g)	7,750	7,250,807
NATL Series 2000F 0.135%, 12/01/30(g)	6,700	6,268,413
Commonwealth of Massachusetts (Commonwealth of Massachusetts Fuel Tax) Series 2013 5.00%, 6/15/20	1,040	1,216,738
Series 2014 5.00%, 6/15/20	7,170	8,388,470
Massachusetts Health & Educational Facilities Authority (CareGroup, Inc.) Series 2008E-2 5.00%, 7/01/17	4,140	4,443,338
Massachusetts Health & Educational Facilities Authority (President and Fellows of Harvard College) Series 1991N 6.25%, 4/01/20	2,820	3,443,305
Massachusetts School Building Authority (Massachusetts School Building Authority Sales Tax) Series 2012A 5.00%, 8/15/22-8/15/23	10,680	12,893,981
University of Massachusetts Building Authority AMBAC Series 20052 5.00%, 11/01/18 (Pre-refunded/ETM)	18,795	18,861,346

		148,035,732

Michigan – 5.3%
City of Detroit MI Sewage Disposal System Revenue Series 2012A 5.00%, 7/01/19-7/01/20	20,980	23,230,045
Michigan Finance Authority (City of Detroit MI Income Tax) Series 2015F 3.40%, 10/01/20	500	509,435
3.60%, 10/01/21	500	511,370
3.80%, 10/01/22	500	513,285
3.875%, 10/01/23	2,000	2,061,720
4.00%, 10/01/24	3,000	3,105,450
4.50%, 10/01/29	12,065	12,479,795

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	43

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Michigan Finance Authority (City of Detroit MI Sewage Disposal System Revenue) AGM Series 2014C 5.00%, 7/01/25-7/01/27	$39,940	$45,964,338
Michigan Finance Authority (City of Detroit MI Water Supply System Revenue) AGM Series 2014D2 5.00%, 7/01/24-7/01/27	54,305	62,247,589
Michigan Finance Authority (Public Lighting Authority) Series 2014B 5.00%, 7/01/27	4,990	5,637,303
Michigan Finance Authority (State of Michigan Unemployment) Series 2012A 5.00%, 7/01/16	94,115	97,398,672
Series 2012B 5.00%, 7/01/22	10,105	10,452,107
Michigan Finance Authority (Trinity Health Credit Group) Series 2015 5.00%, 12/01/23-12/01/25	13,075	15,760,797
5.50%, 12/01/26-12/01/27	7,220	8,918,334
Michigan State Building Authority (Michigan State Building Authority Lease) Series 2009I 5.00%, 10/15/15	6,290	6,301,699
South Lyon Community Schools Series 2016 5.00%, 5/01/22(h)	3,060	3,507,250
State of Michigan Trunk Line Revenue Series 2009 5.00%, 11/01/19-11/01/23	11,510	13,196,052
Walled Lake Consolidated School District Series 2015 4.00%, 5/01/17	6,070	6,375,807
5.00%, 5/01/20	4,635	5,342,579
Wayne County Airport Authority (Detroit Metropolitan Wayne County Airport) Series 2010C 5.00%, 12/01/17	5,000	5,427,600
Wayne State University Series 2009A 5.00%, 11/15/21-11/15/23	14,100	16,051,983

		344,993,210

44	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Minnesota – 1.2%
Southern Minnesota Municipal Power Agency AMBAC Series 2002A 5.25%, 1/01/16	$6,820	$6,901,158
State of Minnesota Series 2014A 5.00%, 8/01/17	13,830	14,933,634
Series 2014B 4.00%, 8/01/17	14,400	15,288,624
Series 2014E 3.00%, 8/01/16	7,365	7,530,639
4.00%, 8/01/17	12,610	13,388,163
Series 2015B 5.00%, 8/01/22	3,745	4,540,475
Series 2015D 5.00%, 8/01/18	12,245	13,673,502

		76,256,195

Missouri – 0.2%
City of Springfield MO Public Utility Revenue Series 2012 5.00%, 12/01/18-12/01/19	7,290	8,198,057
Missouri Joint Municipal Electric Utility Commission Series 2014 5.00%, 1/01/25	2,630	3,152,502

		11,350,559

Nevada – 3.4%
Clark County School District Series 2008A 5.00%, 6/15/21	5,000	5,516,250
Series 2013B 5.00%, 6/15/17	6,780	7,270,126
Series 2015A 5.00%, 6/15/18	70,485	77,901,432
Series 2015B 5.00%, 6/15/22	17,785	21,222,663
AGM Series 2005C 5.00%, 6/15/19 (Pre-refunded/ETM)	22,380	22,592,610
County of Clark Department of Aviation (McCarran Intl Airport) AGM Series 2009C 5.00%, 7/01/24	9,175	10,267,100
County of Clark NV Series 2015A 5.00%, 7/01/18	8,955	9,940,856

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	45

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

AMBAC Series 1992A 6.50%, 6/01/17	$1,760	$1,930,790
AMBAC Series 2006 5.00%, 11/01/15 (Pre-refunded/ETM)	1,085	1,088,830
5.00%, 11/01/16	16,010	16,813,062
County of Clark NV (County of Clark NV Fuel Tax) Series 2011 5.00%, 7/01/19	8,390	9,545,555
AMBAC Series 2007 5.00%, 7/01/16	1,470	1,521,391
County of Clark NV (McCarran Intl Airport) Series 2008A 5.25%, 7/01/17	16,695	18,014,573
Las Vegas Valley Water District Series 2015B 4.00%, 12/01/18	4,240	4,636,864
State of Nevada Series 2014A 5.00%, 4/01/21	15,215	17,931,790

		226,193,892

New Jersey – 4.7%
Garden State Preservation Trust AGM Series 2005A 5.80%, 11/01/17 (Pre-refunded/ETM)	2,325	2,334,556
New Jersey Economic Development Authority Series 2011EE 5.00%, 9/01/20 (Pre-refunded/ETM)	4,640	5,405,229
5.50%, 9/01/21 (Pre-refunded/ETM)	990	1,189,158
Series 2011G 5.00%, 9/01/20 (Pre-refunded/ETM)	2,605	3,068,377
5.00%, 9/01/20	290	311,066
Series 2013 5.00%, 3/01/20	13,965	14,960,146
Series 2013NN 5.00%, 3/01/20 (Pre-refunded/ETM)	1,525	1,759,453
Series 2014U 5.00%, 6/15/20	4,835	5,185,151
AMBAC Series 2005K 5.25%, 12/15/20	2,340	2,549,079

46	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New Jersey Economic Development Authority (College Avenue Redevelopment Associates LLC) Series 2013 5.00%, 6/15/25-6/15/26	$4,500	$5,323,975
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2008A 5.00%, 5/01/16	30,310	31,008,645
Series 2011EE 5.00%, 9/01/20	1,720	1,844,941
5.50%, 9/01/21	370	402,912
Series 2014P 5.00%, 6/15/20	1,425	1,528,198
Series 2014U 5.00%, 6/15/21	9,365	10,029,166
Series 2015X 5.00%, 6/15/19	10,585	11,273,872
New Jersey Economic Development Authority (NYNJ Link Borrower LLC) Series 2013 5.00%, 1/01/22	1,075	1,207,515
5.50%, 1/01/26-1/01/27	2,000	2,283,280
New Jersey Transit Corp. Series 2014A 5.00%, 9/15/19-9/15/21	43,890	49,601,554
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2006A 5.25%, 12/15/20	3,730	4,041,082
5.50%, 12/15/21	6,155	6,759,359
Series 2011B 5.00%, 6/15/20	1,310	1,404,870
Series 2013A 5.00%, 6/15/20	3,960	4,246,783
New Jersey Turnpike Authority Series 2012B 5.00%, 1/01/26-1/01/27	12,700	14,694,511
Series 2014A 5.00%, 1/01/27-1/01/29	75,920	88,486,848
Series 2014C 5.00%, 1/01/24	14,720	17,735,981
AGM Series 2005D-3 5.25%, 1/01/26	14,770	17,884,845

		306,520,552

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	47

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New Mexico – 0.1%
State of New Mexico Severance Tax Permanent Fund Series 2010A 5.00%, 7/01/16	$5,160	$5,341,993

New York – 14.6%
City of New York NY Series 2007E 5.00%, 8/01/16	4,715	4,898,414
Series 2008C 5.25%, 8/01/16	17,165	17,867,907
Series 2009C 5.00%, 8/01/17-8/01/22	18,190	20,579,878
Series 2010B 5.00%, 8/01/17-8/01/19	18,470	20,701,195
Series 2012A 5.00%, 10/01/16	10,090	10,557,873
Series 2012B 5.00%, 8/01/16	18,615	19,339,124
Series 2013B 5.00%, 8/01/19	34,575	39,482,575
Series 2013I 5.00%, 8/01/19	7,260	8,290,484
Series 2013J 5.00%, 8/01/19-8/01/20	16,575	18,961,975
Series 2014A 5.00%, 8/01/27	1,130	1,342,530
Series 2015A 5.00%, 8/01/22-8/01/23	12,015	14,397,006
Series 2015B 5.00%, 8/01/23	6,370	7,680,691
Metropolitan Transportation Authority Series 2012D 5.00%, 11/15/16-11/15/28	25,550	27,605,854
Series 2012E 5.00%, 11/15/24	6,055	7,204,784
Series 2012F 5.00%, 11/15/22-11/15/26	55,610	65,822,650
Series 2012H 5.00%, 11/15/26	6,065	7,111,758
Series 2013B 5.00%, 11/15/26	9,505	11,224,264
Series 2014A 5.00%, 11/15/26-11/15/27	8,245	9,710,459
Series 2014C 5.00%, 11/15/27	5,000	5,857,100

48	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

AGC Series 2003B 5.25%, 11/15/20	$8,415	$9,975,562
Metropolitan Transportation Authority (Metropolitan Transportation Authority Ded Tax) Series 2012A 5.00%, 11/15/27	4,505	5,327,793
New York City Industrial Development Agency (American Airlines, Inc.) Series 2015B 2.00%, 8/01/28	24,765	24,800,909
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2011A 5.00%, 11/01/22-11/01/25	34,430	41,019,430
Series 2011C 5.00%, 11/01/19-11/01/25	23,420	27,681,964
Series 2012A 5.00%, 8/01/25	12,345	14,721,536
Series 2012B 5.00%, 11/01/23-11/01/26	55,535	66,538,588
Series 2012E 5.00%, 11/01/21	8,545	10,176,070
Series 2015C 5.00%, 11/01/18	2,090	2,347,028
New York State Dormitory Authority (City University of New York State Lease) Series 2008A 5.00%, 7/01/16	14,935	15,458,322
New York State Dormitory Authority (New York State Dormitory Authority Lease) Series 2009A 5.00%, 7/01/19-7/01/24	25,150	28,584,527
New York State Dormitory Authority (New York University) NATL Series 1998A 6.00%, 7/01/18	2,865	3,265,241
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2009G 5.00%, 3/15/19-3/15/21	13,865	15,719,773
Series 2011E 5.00%, 8/15/21	3,880	4,615,182
Series 2012A 5.00%, 12/15/22	20,745	24,926,155
Series 2012B 5.00%, 3/15/21-3/15/22	54,800	64,881,742

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	49

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2013A 5.00%, 2/15/20	$4,635	$5,351,200
Series 2014C 5.00%, 3/15/27	2,015	2,391,261
Series 2014E 5.00%, 2/15/17-2/15/27	9,580	10,876,927
New York State Energy Research & Development Authority (Consolidated Edison Co. of New York, Inc.) AMBAC Series 2001B 0.017%, 10/01/36(g)	11,425	10,325,378
XLCA Series 2004A 0.148%, 1/01/39(g)	10,000	8,848,780
New York State Thruway Authority (New York State Thruway Authority Ded Tax) Series 2012A 5.00%, 4/01/23	17,940	21,344,115
NATL Series 2005B 5.00%, 4/01/16	44,040	44,040,000
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2013A 5.00%, 5/01/19	3,055	3,447,140
New York State Thruway Authority (New York State Thruway Authority Service Contract) Series 2009 5.00%, 4/01/17-4/01/18	47,425	50,978,140
New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2013C 5.00%, 3/15/25-3/15/26	63,625	74,961,521
Series 2013D 5.00%, 3/15/23	32,000	38,633,600
Port Authority of New York & New Jersey Series 2013-178 5.00%, 12/01/28	3,335	3,837,685

		953,712,090

North Carolina – 0.4%
North Carolina Eastern Municipal Power Agency Series 1988A 6.00%, 1/01/26 (Pre-refunded/ETM)	1,720	2,175,783
Series 2009B 5.00%, 1/01/17 (Pre-refunded/ETM)	1,020	1,077,008

50	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2012B 5.00%, 1/01/21 (Pre-refunded/ETM)	$13,270	$15,674,789
North Carolina Municipal Power Agency No. 1 Series 2008C 5.25%, 1/01/17 (Pre-refunded/ETM)	6,240	6,611,966
5.25%, 1/01/17	430	455,138

		25,994,684

Ohio – 3.1%
City of Cincinnati OH Water System Revenue Series 2007A 5.00%, 12/01/15	5,780	5,824,795
City of Cleveland OH Airport System Revenue AMBAC Series 2006A 5.00%, 1/01/23	3,145	3,282,311
City of Columbus OH Series 20131 5.00%, 7/01/20	4,580	5,356,264
Columbiana County Port Authority (ELS Transportation LLC) Series 2004A 7.00%, 8/01/21(a)(b)	500	50,000
County of Cuyahoga OH (County of Cuyahoga OH Lease) Series 2010F 5.00%, 12/01/19-12/01/24	93,725	108,781,589
Hamilton County Convention Facilities Authority (Hamilton County Convention Facilities Authority Lease) Series 2014 5.00%, 12/01/22-12/01/23	3,440	3,993,453
State of Ohio Series 2011A 5.00%, 8/01/20-8/01/21	57,430	67,612,213
University of Cincinnati Series 2010F 5.00%, 6/01/20-6/01/21	6,795	7,868,676
University of Toledo Series 2010 5.00%, 6/01/21	2,610	2,986,336

		205,755,637

Oklahoma – 0.2%
Comanche County Memorial Hospital Series 2015 5.00%, 7/01/16-7/01/28	10,670	11,419,339

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	51

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

McGee Creek Authority NATL Series 1992 6.00%, 1/01/23	$3,360	$3,685,349

		15,104,688

Oregon – 0.5%
City of Portland OR Sewer System Revenue Series 2013A 5.00%, 8/01/22	8,685	10,461,517
Hospital Facilities Authority of Multnomah County Oregon (Mirabella at South Waterfront) Series 2014A 5.00%, 10/01/24	1,000	1,103,460
Port of Portland OR (Portland Intl Airport) Series 2010 20C 5.00%, 7/01/23	1,405	1,593,270
State of Oregon Department of Administrative Services COP Series 2009D 5.00%, 11/01/21-11/01/23	18,535	21,179,900

		34,338,147

Pennsylvania – 4.5%
Allegheny County Airport Authority (Pittsburgh International Airport) NATL Series 2001B 5.00%, 1/01/18	1,585	1,722,784
Allegheny County Sanitary Authority Series 2015 5.00%, 12/01/23	3,500	4,158,875
Central Bucks School District NATL Series 2007 5.00%, 5/15/16 (Pre-refunded/ETM)	2,045	2,105,818
5.00%, 5/15/16	2,955	3,038,981
City of Philadelphia PA Series 2013A 5.00%, 7/15/19-7/15/21	4,495	5,149,450
City of Philadelphia PA Airport Revenue (Philadelphia Intl Airport) Series 2010A 5.00%, 6/15/21	6,225	7,105,651
Series 2010D 5.00%, 6/15/19-6/15/20	18,065	20,352,730
Series 2011A 5.00%, 6/15/16-6/15/19	6,300	6,852,919

52	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Commonwealth of Pennsylvania Series 2010A 5.00%, 2/15/17	$4,220	$4,470,710
Series 2014 5.00%, 6/15/17-7/01/17	25,140	27,008,169
Pennsylvania Economic Development Financing Authority (Commonwealth of Pennsylvania Unemployment) Series 2012A 5.00%, 1/01/16-7/01/19	23,310	25,827,606
Pennsylvania Economic Development Financing Authority (FirstEnergy Nuclear Generation LLC) Series 2005A 3.75%, 12/01/40	13,705	13,954,842
Pennsylvania Economic Development Financing Authority (PA Bridges Finco LP) Series 2015 5.00%, 6/30/26-12/31/28	51,190	57,101,686
Pennsylvania Turnpike Commission Series 2009B 5.00%, 6/01/16-6/01/20	50,265	54,662,142
Philadelphia Parking Authority (The) (Philadelphia Airport Parking) Series 2009 5.00%, 9/01/17-9/01/20	31,615	35,075,733
5.125%, 9/01/22	9,080	10,495,935
Southeastern Pennsylvania Transportation Authority Series 2010 5.00%, 3/01/23-3/01/24	12,245	13,956,636

		293,040,667

Puerto Rico – 0.2%
Puerto Rico Sales Tax Financing Corp. Series 2009A 5.375%, 8/01/20 (Pre-refunded/ETM)	10,315	11,990,362

Rhode Island – 0.6%
Rhode Island Commerce Corp. (State of Rhode Island DOT Fed Hwy Grant) AGC Series 2009A 5.25%, 6/15/17	7,955	8,545,261
Rhode Island Depositors Economic Protection Corp. Series 1993A 6.375%, 8/01/22 (Pre-refunded/ETM)	5,780	7,440,305

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	53

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

AGM Series 1993A 5.50%, 8/01/20 (Pre-refunded/ETM)	$1,500	$1,749,525
5.75%, 8/01/19 (Pre-refunded/ETM)	4,940	5,522,772
Tobacco Settlement Financing Corp./RI Series 2015A 5.00%, 6/01/21-6/01/23	14,635	16,611,790

		39,869,653

South Carolina – 1.0%
Beaufort County School District/SC Series 2015A 5.00%, 3/01/18	3,210	3,533,793
Greenville County School District (Greenville County School District Lease) Series 2006 5.00%, 12/01/15	5,000	5,038,600
Newberry Investing IN Children’s Education Series 2005 5.25%, 12/01/23 (Pre-refunded/ETM)	1,315	1,325,507
5.25%, 12/01/25 (Pre-refunded/ETM)	1,000	1,007,990
SCAGO Educational Facilities Corp. for Pickens School District (SCAGO Educational Facilities Corp. for Pickens School District Lease) Series 2015 5.00%, 12/01/22-12/01/27	7,000	8,256,025
South Carolina State Public Service Authority Series 2015A 5.00%, 12/01/24	4,490	5,485,567
Series 2015B 5.00%, 12/01/22-12/01/23	32,645	39,243,584

		63,891,066

Tennessee – 0.0%
Tennessee Energy Acquisition Corp. (Goldman Sachs Group, Inc. (The)) Series 2006A 5.25%, 9/01/21	2,115	2,412,496

Texas – 11.0%
Aldine Independent School District Series 2013 5.00%, 2/15/17	4,945	5,247,832
Austin Independent School District Series 2014B 5.00%, 8/01/20-8/01/21	6,700	7,870,841

54	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Bell County Health Facility Development Corp. Series 1989 6.50%, 7/01/19 (Pre-refunded/ETM)	$1,000	$1,114,990
Brownsville Independent School District Series 2013A 5.00%, 2/15/19	4,000	4,526,080
Bryan Independent School District Series 2015B 4.00%, 2/15/18	1,315	1,413,862
Camino Real Regional Mobility Authority Series 2008 5.00%, 2/15/16-2/15/21	25,790	26,440,733
Central Texas Turnpike System Series 2015A 5.00%, 8/15/42	19,480	22,174,668
Series 2015C 5.00%, 8/15/23-8/15/25	4,860	5,648,961
City of Garland TX Series 2010 5.00%, 2/15/24	3,800	4,385,428
City of Houston TX (City of Houston TX Hotel Occupancy Tax) Series 2015 5.00%, 9/01/23-9/01/25	3,800	4,486,472
City of Houston TX Airport System Revenue Series 2009A 5.00%, 7/01/21	2,090	2,302,720
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2015B 5.00%, 7/15/20	6,400	6,844,800
City of Houston TX Combined Utility System Revenue Series 2014C 5.00%, 5/15/23-5/15/28	24,850	29,595,429
City of San Antonio TX Series 2014 5.00%, 2/01/21	3,905	4,616,921
City of San Antonio TX Water System Revenue Series 2011A 5.00%, 5/15/23-5/15/26	21,200	24,526,344
Series 2013E 5.00%, 5/15/25	3,000	3,606,600
City of Waco TX Series 2015 5.00%, 2/01/21	5,505	6,468,430

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	55

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

City Public Service Board of San Antonio TX Series 2008 5.00%, 2/01/21	$5,040	$5,519,858
Series 2009D 5.00%, 2/01/20	47,315	53,400,655
Clear Creek Independent School District Series 2004A 5.00%, 2/15/16	1,280	1,302,643
County of Harris TX Series 2010A 5.00%, 10/01/23-10/01/25	17,725	20,793,735
Series 2014A 5.00%, 10/01/17	4,820	5,235,677
Dallas Independent School District Series 2011 5.00%, 2/15/22	5,165	6,110,298
Dallas/Fort Worth International Airport Series 2009A 5.00%, 11/01/15	6,415	6,440,083
Series 2012F 5.00%, 11/01/21-11/01/25	17,905	20,497,731
Series 2014A 5.25%, 11/01/28	11,550	13,418,559
El Paso Independent School District Series 2015 5.00%, 8/15/22	3,725	4,488,364
Grand Parkway Transportation Corp. Series 2014A 3.00%, 12/15/16	168,095	172,726,017
Houston Independent School District Series 2014 5.00%, 2/15/17-2/15/18	29,205	31,615,416
Lower Colorado River Authority AGM Series 1999A 5.875%, 5/15/16	2,325	2,325,000
North Texas Tollway Authority Series 2014A 5.00%, 1/01/21-1/01/24	16,695	19,658,393
Series 2015B 5.00%, 1/01/23-1/01/28	12,275	14,365,742
North Texas Tollway Authority (North Texas Tollway Authority Special Projects System) Series 2011D 5.00%, 9/01/24	5,000	5,901,750
5.25%, 9/01/25-9/01/26	35,940	42,857,050

56	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Retama Development Corp. Series 1993 8.75%, 12/15/15 (Pre-refunded/ETM)	$1,200	$1,219,176
Spring Independent School District Series 2011 5.00%, 8/15/20-8/15/21	8,365	9,762,531
State of Texas Series 2011 5.00%, 10/01/22-10/01/25	47,335	56,420,263
Series 2014 4.00%, 10/01/17	5,400	5,758,020
Series 2014A 5.00%, 10/01/21-10/01/22	12,120	14,515,368
Tarrant County Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community, Inc.) Series 2007 5.25%, 11/15/16	1,160	1,170,742
Series 2015B-2 3.875%, 11/15/20	2,500	2,511,375
Texas A&M University Series 2009D 5.00%, 5/15/18	2,000	2,215,520
Texas Public Finance Authority (State of Texas Unemployment) Series 2014B 4.00%, 7/01/17-1/01/18	28,250	29,128,096
Texas Transportation Commission State Highway Fund Series 2007 5.00%, 4/01/24 (Pre-refunded/ETM)	8,380	8,923,108

		719,552,281

Utah – 0.1%
Utah Transit Authority (Utah Transit Authority Sales Tax) Series 2015A 5.00%, 6/15/26-6/15/28	5,455	6,472,289

Virginia – 1.0%
County of Fairfax VA Series 2012A 5.00%, 4/01/17	6,760	7,214,880
Series 2015C 3.00%, 10/01/16	13,490	13,811,467
4.00%, 10/01/17	25,985	27,739,767
5.00%, 10/01/18	13,855	15,548,358

		64,314,472

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	57

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Washington – 6.0%
Chelan County Public Utility District No. 1 Series 2011A 5.00%, 7/01/20	$3,110	$3,553,953
Series 2011B 5.00%, 7/01/21	5,000	5,803,400
5.25%, 7/01/22	3,670	4,291,845
City of Seattle WA Series 2014 5.00%, 5/01/17	3,690	3,950,920
County of Cowlitz WA (County of Cowlitz WA Spl Swr) NATL Series 2002 5.50%, 11/01/19	1,435	1,539,870
County of King WA Series 2015 5.00%, 7/01/21-7/01/23	4,770	5,789,857
County of King WA Sewer Revenue Series 2011B 5.00%, 1/01/23	4,415	5,156,676
Energy Northwest (Bonneville Power Administration) Series 2007C 5.00%, 7/01/17	2,625	2,828,280
Series 2012A 5.00%, 7/01/18-7/01/21	92,585	104,898,410
Franklin County School District No. 1 Pasco Series 2015 5.00%, 12/01/23	4,750	5,785,358
Grant County Public Utility District No. 2 Series 2011I 5.00%, 1/01/20-1/01/23	13,725	15,968,986
Port of Seattle WA Series 2010B 5.00%, 6/01/22	1,995	2,269,253
Series 2010C 5.00%, 2/01/17	2,590	2,732,062
Series 2015C 5.00%, 4/01/21-4/01/23	3,570	4,131,866
Snohomish County School District No. 2 Everett Series 2014 5.00%, 12/01/21	3,600	4,310,064
State of Washington Series 2008C 5.00%, 1/01/17	3,225	3,408,954
Series 2009R 5.00%, 1/01/17	6,810	7,198,442
Series 2010R 5.00%, 7/01/20	6,370	7,433,726
Series 2012 5.00%, 7/01/22-7/01/23	27,935	33,487,315

58	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2012R 5.00%, 7/01/23-7/01/24	$22,715	$27,125,130
Series 2012R-2012D 5.00%, 7/01/17	5,000	5,387,200
Series 2012R-2013A 5.00%, 7/01/17	3,545	3,816,299
Series 2014 4.00%, 7/01/17	17,610	18,669,418
Series 2014R 5.00%, 7/01/17	5,180	5,581,139
Series 2015B 5.00%, 2/01/22	4,480	5,356,602
AMBAC Series 2007C 5.00%, 1/01/16	7,770	7,861,064
State of Washington (State of Washington Fed Hwy Grant) Series 2012F-1 5.00%, 9/01/21-9/01/23	36,660	43,241,394
Series 2013C 5.00%, 9/01/19	6,060	6,908,582
State of Washington COP Series 2015 5.00%, 7/01/18	3,565	3,949,271
Washington Health Care Facilities Authority (MultiCare Health System) Series 2015B 5.00%, 8/15/28-8/15/30	31,550	36,643,166
Washington State Housing Finance Commission (Heron’s Key Obligated Group) Series 2015B 4.375%, 1/01/21(i)	1,335	1,352,448

		390,430,950

Wisconsin – 0.8%
State of Wisconsin Series 20141 5.00%, 5/01/16	3,030	3,113,143
Series 20142 5.00%, 5/01/17	23,330	24,937,670
Series 2014B 5.00%, 5/01/17	3,610	3,858,765
Wisconsin Department of Transportation AGM Series 2005A 5.25%, 7/01/16	9,690	10,048,918
NATL Series 2007I 5.00%, 7/01/16-7/01/17	8,885	9,278,183
WPPI Energy Series 2014A 5.00%, 7/01/29	1,000	1,157,690

		52,394,369

Total Long-Term Municipal Bonds (cost $5,943,042,038)		6,159,191,273

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	59

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Short-Term Municipal Notes – 1.5%
Alaska – 0.2%
City of Valdez AK (Exxon Mobil Corp.) Series 1993B 0.01%, 12/01/33(j)	$5,700	$5,700,000
Series 1993C 0.01%, 12/01/33(j)	5,475	5,475,000

		11,175,000

Connecticut – 0.1%
Connecticut State Health & Educational Facility Authority (Yale University) Series 2001V-1 0.01%, 7/01/36(j)	8,260	8,260,000

Louisiana – 0.1%
City of Baton Rouge/Parish of East Baton Rouge LA (Exxon Mobil Corp.) Series 1989 0.01%, 11/01/19(j)	7,800	7,800,000

Mississippi – 0.3%
County of Jackson MS (Chevron Corp.) Series 1993 0.01%, 6/01/23(j)	12,500	12,500,000
Mississippi Business Finance Corp. (Chevron USA, Inc.) Series 2007E 0.01%, 12/01/30(j)	7,000	7,000,000

		19,500,000

Texas – 0.8%
Gulf Coast Industrial Development Authority (Exxon Mobil Corp.) Series 2012 0.01%, 11/01/41(j)	33,800	33,800,000
Lower Neches Valley Authority Industrial Development Corp. (Exxon Capital Ventures, Inc.) Series 2012 0.01%, 5/01/46(j)	19,300	19,300,000

		53,100,000

Total Short-Term Municipal Notes (cost $99,835,000)		99,835,000

Total Municipal Obligations (cost $6,042,877,038)		6,259,026,273

60	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADE – 2.5%
Financial Institutions – 2.1%
Banking – 2.1%
Bank of America Corp. 1.50%, 10/09/15	$33,318	$33,320,665
Capital One Bank USA NA 1.20%, 2/13/17	4,905	4,876,306
Citigroup, Inc. 4.587%, 12/15/15	14,497	14,604,713
JPMorgan Chase & Co. 0.834%, 3/01/18(k)	2,000	1,987,020
1.35%, 2/15/17	41,328	41,381,726
3.15%, 7/05/16	3,950	4,016,874
Morgan Stanley 5.375%, 10/15/15	25,375	25,417,884
Series G 5.45%, 1/09/17	8,860	9,306,012

		134,911,200

Industrial – 0.4%
Communications - Telecommunications – 0.2%
Verizon Communications, Inc. 2.50%, 9/15/16	14,764	14,966,857

Consumer Non-Cyclical – 0.2%
Becton Dickinson and Co. 0.787%, 6/15/16(k)	10,000	9,998,150

		24,965,007

Total Corporates - Investment Grade (cost $159,648,477)		159,876,207

SHORT-TERM INVESTMENTS – 0.6%
Time Deposit – 0.6%
State Street Time Deposit 0.01%, 10/01/15 (cost $41,847,103)	41,847	41,847,103

Total Investments – 98.9% (cost $6,244,372,618)		6,460,749,583
Other assets less liabilities – 1.1%		68,600,323

Net Assets – 100.0%		$6,529,349,906

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	61

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

INFLATION (CPI) SWAPS (see Note 3)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citibank, NA	$32,500	9/15/20	1.455%	CPI#	$(228,000)
JPMorgan Chase Bank, NA	32,500	9/04/20	1.465%	CPI#	(244,581)

					$(472,581)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

^	Defaulted matured security.

(a)	Security is in default and is non-income producing.

(b)	Illiquid security.

(c)	Non-income producing security.

(d)	Variable rate coupon, rate shown as of September 30, 2015.

(e)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(f)	Fair valued by the Adviser.

(g)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of September 30, 2015 and the aggregate market value of these securities amounted to $32,693,378 or 0.50% of net assets.

(h)	When-Issued or delayed delivery security.

(i)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2015, the market value of this security amounted to $1,352,448 or 0.0% of net assets.

(j)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(k)	Floating Rate Security. Stated interest rate was in effect at September 30, 2015.

As of September 30, 2015, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 8.4% and 2.1%, respectively.

Glossary:

AGC	– Assured Guaranty Corporation
AGM	– Assured Guaranty Municipal
AMBAC	– Ambac Assurance Corporation
COP	– Certificate of Participation
DOT	– Department of Transportation
ETM	– Escrowed to Maturity
NATL	– National Interstate Corporation
OSF	– Order of St. Francis
SRF	– State Revolving Fund
XLCA	– XL Capital Assurance Inc.

See notes to financial statements.

62	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

September 30, 2015

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 98.5%
Long-Term Municipal Bonds – 98.5%
New York – 82.3%
Albany County Airport Authority AGM Series 2010A 5.00%, 12/15/16-12/15/22	$13,090	$14,210,976
Battery Park City Authority Series 2013A 5.00%, 11/01/22	4,325	5,259,373
Buffalo & Erie County Industrial Land Development Corp. (Catholic Health System Obligated Group) Series 2015 5.00%, 7/01/22-7/01/23	2,000	2,294,030
Build NYC Resource Corp. (Metropolitan College of New York) Series 2014 5.00%, 11/01/23-11/01/25	3,335	3,587,345
5.25%, 11/01/29	1,900	2,038,776
City of New York NY Series 2007A 5.00%, 8/01/18 (Pre-refunded/ETM)	20	21,608
5.00%, 8/01/18	4,550	4,925,238
Series 2007E 5.00%, 8/01/16	5,500	5,713,950
Series 2008A-1 5.00%, 8/15/16	4,400	4,579,256
Series 2008B-1 5.25%, 9/01/16	10,000	10,450,100
Series 2011A 5.00%, 8/01/26	14,275	16,694,184
Series 2011D-1 5.00%, 10/01/24	2,860	3,379,176
Series 2011E-3 5.00%, 8/01/23	6,855	8,074,642
Series 2013B 5.00%, 8/01/20	10,000	11,637,300
Series 2013F 5.00%, 3/01/17	2,675	2,844,541
Series 2013I 5.00%, 8/01/20	18,775	21,849,031
City of Yonkers NY Series 2011A 5.00%, 10/01/15-10/01/17	5,880	6,126,845
County of Albany NY Series 2012B 5.00%, 11/01/15	1,085	1,089,329

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	63

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

County of Monroe NY Series 2015 5.00%, 6/01/17-6/01/22	$16,340	$18,308,193
BAM Series 2015 5.00%, 6/01/21-6/01/22	5,860	6,843,060
County of Nassau NY Series 2011A 5.00%, 4/01/21-4/01/22	5,915	6,863,560
Series 2013A 5.00%, 4/01/18-4/01/20	8,660	9,704,328
Series 2014A 5.00%, 4/01/25	10,190	12,025,117
Erie County Fiscal Stability Authority (Erie County Fiscal Stability Authority Sales Tax) Series 2011C 5.00%, 12/01/23	5,925	7,051,579
Erie County Industrial Development Agency (The) AGM Series 2008A 5.00%, 5/01/16 (Pre-refunded/ETM)	1,280	1,315,866
Erie County Industrial Development Agency (The) (Buffalo City School District) Series 2011B 5.00%, 5/01/22	5,800	6,816,740
Housing Development Corp./NY Series 2013A 5.00%, 7/01/25	2,000	2,351,300
Jefferson County Industrial Development Agency (ReEnergy Black River LLC/Old) Series 2014 4.75%, 1/01/20	1,450	1,426,438
5.25%, 1/01/24	1,250	1,195,888
Long Island Power Authority NATL Series 2006F 5.00%, 5/01/16	11,885	12,208,272
Metropolitan Transportation Authority Series 2006B 5.00%, 11/15/16-11/15/17	6,645	6,983,896
Series 2010D 5.25%, 11/15/24	10,755	12,645,084
Series 2010G 5.00%, 11/15/21	9,305	10,836,603
5.25%, 11/15/22-11/15/26	33,880	39,801,206

64	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2011C 5.00%, 11/15/24	$2,890	$3,386,329
Series 2011D 5.00%, 11/15/22-11/15/25	11,775	13,828,968
AGM Series 2002B 0.406%, 11/01/22(a)	15,325	14,918,397
Metropolitan Transportation Authority (Metropolitan Transportation Authority Ded Tax) Series 2012A 5.00%, 11/15/24	14,130	16,916,153

NATL Series 2004A 5.25%, 11/15/15-11/15/16	13,150	13,696,931
Nassau County Local Economic Assistance Corp. (Catholic Health Services of Long Island Obligated Group) Series 2014 5.00%, 7/01/24	4,550	5,298,020
New York City Industrial Development Agency (American Airlines, Inc.) Series 2015B 2.00%, 8/01/28	8,000	8,011,600
New York City Municipal Water Finance Authority Series 2006BB 5.00%, 6/15/19 (Pre-refunded/ETM)	2,210	2,284,057
Series 2008AA 5.00%, 6/15/19 (Pre-refunded/ETM)	11,675	13,012,605
5.00%, 6/15/21 (Pre-refunded/ETM)	1,285	1,432,222
5.00%, 6/15/21	5,620	6,249,496
5.00%, 6/15/22 (Pre-refunded/ETM)	2,905	3,237,826
Series 2010FF 5.00%, 6/15/25	24,730	28,846,556
Series 2011HH 5.00%, 6/15/26	9,055	10,637,814
Series 2014D 5.00%, 6/15/22-6/15/29	14,350	17,207,209
Series 2015F 5.00%, 6/15/27-6/15/28	7,830	9,455,342
Series 2015G 5.00%, 6/15/28	11,465	13,743,898

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	65

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York City Transitional Finance Authority Building Aid Revenue (New York City Transitional Finance Authority Building Aid Revenue State Lease) Series 2011S-1A 5.00%, 7/15/25	$4,420	$5,184,793
Series 2012S 5.00%, 7/15/25	7,390	8,757,593
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2007B 5.00%, 11/01/15 (Pre-refunded/ETM)	3,755	3,768,105
5.00%, 11/01/15	1,905	1,912,734
Series 2011A 5.00%, 11/01/20	1,160	1,361,283
Series 2011A-1 5.00%, 11/01/23	15,315	18,306,785
Series 2011B 5.00%, 2/01/20-2/01/24	15,135	17,703,115
Series 2011C 5.00%, 11/01/20	9,480	11,124,970
Series 2012B 5.00%, 11/01/16 (Pre-refunded/ETM)	670	703,165
5.00%, 11/01/16-11/01/24	13,660	16,015,639
Series 2012D 5.00%, 11/01/20-11/01/23	34,790	41,473,919
Series 2012E 5.00%, 11/01/15-2/01/26	14,225	16,303,175
Series 2014A 5.00%, 8/01/27-8/01/29	6,655	7,860,737
Series 2014C 5.00%, 11/01/26	6,345	7,648,961
Series 2014D-1 5.00%, 2/01/28-2/01/29	9,535	11,215,444
Series 2015C 5.00%, 11/01/26	20,000	24,251,800
New York City Trust for Cultural Resources (Lincoln Center for the Performing Arts, Inc.) Series 2008C 5.75%, 12/01/16	23,025	24,402,125
New York City Trust for Cultural Resources (Whitney Museum of American Art) Series 2011 5.00%, 7/01/21	4,745	5,513,643

66	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York Liberty Development Corp. (National Sports Museum) Series 2006A 6.125%, 2/15/19(b)(c)	$1,980	$20
New York Local Government Assistance Corp. (New York Local Government Assistance Corp Sales Tax) Series 2008A 5.00%, 4/01/19-4/01/20	16,145	17,820,115
New York Power Authority NATL Series 2007C 5.00%, 11/15/16	6,245	6,568,179
New York State Dormitory Authority Series 2012D 5.00%, 2/15/22 (Pre-refunded/ETM)	1,290	1,554,244
5.00%, 2/15/23 (Pre-refunded/ETM)	865	1,042,187
5.00%, 2/15/24 (Pre-refunded/ETM)	815	981,945
5.00%, 2/15/25 (Pre-refunded/ETM)	880	1,060,259
AGM Series 2007A 5.00%, 2/15/16 (Pre-refunded/ETM)	3,680	3,745,099
NATL Series 1998 5.20%, 2/15/16 (Pre-refunded/ETM)	1,000	1,018,220
New York State Dormitory Authority (Icahn School of Medicine at Mount Sinai) Series 2010A 5.00%, 7/01/19	4,390	4,965,353
Series 2015A 5.00%, 7/01/22-7/01/26	6,415	7,474,621
New York State Dormitory Authority (Ithaca College) Series 2009 5.00%, 7/01/17	12,195	12,213,171
New York State Dormitory Authority (Mount Sinai Hospital) Series 2010A 5.00%, 7/01/18	1,360	1,498,040
New York State Dormitory Authority (New York State Dormitory Authority Lease) Series 2008D 5.00%, 2/15/16	10,215	10,393,354

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	67

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2009A 5.00%, 7/01/22	$6,050	$6,878,487
AGM Series 2007A 5.00%, 2/15/16	150	152,619
New York State Dormitory Authority (New York University) Series 2015A 5.00%, 7/01/23	2,040	2,470,195
NATL Series 1998A 6.00%, 7/01/18	1,000	1,139,700
New York State Dormitory Authority (St John’s University/NY) Series 2015A 5.00%, 7/01/24	1,130	1,357,367
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2008A 5.00%, 3/15/20	4,750	5,214,930
Series 2008C 5.00%, 3/15/16-3/15/18	35,690	38,491,006
Series 2009D 5.00%, 6/15/20	2,230	2,548,332
Series 2009G 5.00%, 3/15/18	7,840	8,649,558
Series 2012A 5.00%, 12/15/21	5,905	7,026,832
Series 2012B 5.00%, 3/15/22	3,905	4,643,787
Series 2012D 5.00%, 2/15/22-2/15/25	18,285	21,655,982
Series 2014A 5.00%, 2/15/28-2/15/29	13,825	16,138,925
Series 2014C 5.00%, 3/15/28-3/15/29	14,485	17,034,186
Series 2015A 5.00%, 3/15/23	7,210	8,693,602
Series 2015B 5.00%, 2/15/23	1,160	1,397,069
Series 2015E 5.00%, 3/15/23	4,380	5,281,273
AMBAC Series 2005B 5.50%, 3/15/23	5,000	6,165,850
New York State Dormitory Authority (State University of New York Dormitory Fees) Series 2015A 5.00%, 7/01/18-7/01/19	3,820	4,309,205

68	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York State Dormitory Authority (State University of New York) Series 2011A 5.00%, 7/01/24	$3,125	$3,654,844
New York State Dormitory Authority (Wyckoff Heights Medical Center State Lease) Series 2015 5.00%, 2/15/21	3,870	4,549,882
New York State Energy Research & Development Authority (New York State Electric & Gas Corp.) NATL Series 2010C 0.534%, 4/01/34(a)	20,500	19,069,243
New York State Environmental Facilities Corp. (New York City Municipal Water Finance Authority) Series 2004 5.00%, 6/15/25	6,845	6,867,931
Series 2007B 5.00%, 6/15/16	1,610	1,663,372
Series 2009A 5.25%, 6/15/24	7,300	8,433,909
New York State Environmental Facilities Corp. (State of New York SRF) Series 2015D 5.00%, 3/15/22-9/15/22	9,320	11,303,707
New York State Thruway Authority (New York State Thruway Authority Ded Tax) Series 2008B 5.00%, 4/01/17	21,665	23,119,371
Series 2012A 5.00%, 4/01/21-4/01/25	26,175	30,937,663
AMBAC Series 2005B 5.50%, 4/01/20	9,080	10,746,362
NATL Series 2005B 5.00%, 4/01/16	10,335	10,335,000
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2012I 5.00%, 1/01/25	5,155	6,014,906
Series 2013A 5.00%, 5/01/19	25,000	28,209,000
Series 2014 5.00%, 1/01/26-1/01/28	4,305	5,095,121
Series 2014J 5.00%, 1/01/26-1/01/27	33,900	39,886,113

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	69

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York State Thruway Authority (State of New York Pers Income Tax) Series 2010A 5.00%, 3/15/25	$5,425	$6,354,791
New York State Urban Development Corp. AMBAC Series 2005A-1 5.00%, 12/15/20 (Pre-refunded/ETM)	6,265	6,325,144
New York State Urban Development Corp. (New York State Urban Development Corp. Lease) Series 2008B 5.00%, 1/01/19	3,525	3,914,054
New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2007B 5.00%, 3/15/16	2,085	2,129,994
Series 2013C 5.00%, 3/15/20	9,915	11,503,482
Port Authority of New York & New Jersey Series 2011 5.00%, 9/15/24	2,000	2,293,580
Series 2011O 5.00%, 10/15/21	5,215	6,102,437
Series 2013-178 5.00%, 12/01/23	10,480	12,376,461
Series 2014 5.00%, 9/01/23-9/01/27	12,470	14,585,754
Series 20141 5.00%, 10/15/23	3,455	4,076,935
Series 2014186 5.00%, 10/15/21-10/15/22	12,575	14,749,638
XLCA Series 2006 5.00%, 10/01/17	6,425	6,563,459
Sales Tax Asset Receivable Corp. Series 2014A 5.00%, 10/15/25-10/15/26	13,040	16,052,291
Schenectady County Capital Resource Corp. (Ellis Hospital) Series 2012 1.75%, 2/15/18	930	929,563
Suffolk County Economic Development Corp. (Catholic Health Services of Long Island Obligated Group) Series 2011 5.00%, 7/01/16-7/01/17	2,900	3,047,866

70	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Tompkins County Industrial Development Agency (Ithaca College) Series 2007 5.00%, 7/01/16	$2,710	$2,714,038
Triborough Bridge & Tunnel Authority Series 1992Y 5.50%, 1/01/17 (Pre-refunded/ETM)	4,250	4,347,495
Series 2008A 5.00%, 11/15/19 (Pre-refunded/ETM)	2,150	2,385,812
Series 2008C 5.00%, 11/15/16	5,000	5,257,600
Series 2008D 5.00%, 11/15/15-11/15/16	22,595	23,385,136
Series 2011A 5.00%, 1/01/27	7,000	8,172,080
Series 2012B 5.00%, 11/15/19-11/15/23	28,235	33,777,854
Series 2013A 5.00%, 11/15/28	5,000	5,853,800
Series 2013B 5.00%, 11/15/22	7,525	9,086,362
Troy Capital Resource Corp. (Rensselaer Polytechnic Institute) Series 2010B 5.00%, 9/01/16-9/01/21	16,590	17,798,918
Ulster County Industrial Development Agency (Kingston Regional Senior Living Corp.) Series 2007A 5.25%, 9/15/16	340	342,730
Utility Debt Securitization Authority Series 2013T 5.00%, 6/15/26-12/15/29	34,825	41,515,643

		1,391,937,292

Alabama – 0.7%
Alabama Public School & College Authority Series 2009B 5.00%, 5/01/18	11,145	12,319,237

California – 1.6%
California Econ Recovery Series 2009A 5.00%, 7/01/18 (Pre-refunded/ETM)	16,365	18,280,032
5.25%, 7/01/21 (Pre-refunded/ETM)	5,000	5,795,850

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	71

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Golden State Tobacco Securitization Corp. (Golden State Tobacco Securitization Corp Lease) Series 2013A 5.00%, 6/01/19	$1,225	$1,392,862
San Francisco City & County Airports Comm-San Francisco International Airport (San Francisco Intl Airport) Series 2009E 5.00%, 5/01/21	1,280	1,457,766

		26,926,510

Colorado – 0.1%
Todd Creek Village Metropolitan District No 1 Series 2004 5.60%, 12/01/14(c)^	2,765	1,714,300

District of Columbia – 0.4%
Metropolitan Washington Airports Authority Series 2010B 5.00%, 10/01/19-10/01/21	5,795	6,597,050

Florida – 4.3%
Citizens Property Insurance Corp. Series 2009A-1 6.00%, 6/01/16	32,755	33,952,195
Series 2010A-1 5.00%, 6/01/16	7,230	7,446,972
County of Lee FL Airport Revenue (Southwest Florida Intl Airport) AGM Series 2010A 5.00%, 10/01/16-10/01/17	4,805	5,059,943
County of Miami-Dade FL Aviation Revenue Series 2009A 5.75%, 10/01/20	1,680	1,955,453
Durbin Crossing Community Development District Series 20061 5.25%, 11/01/15(b)(c)	2,060	741,600
Heritage Plantation Community Development District Series 2006B 5.10%, 11/01/13(c)(d)^	955	315,150
Overoaks Community Development District Series 2004B 5.125%, 5/01/09(c)(d)^	185	92,500
Series 2010A-1 6.125%, 5/01/35(c)	75	75,072

72	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2010A-2 6.125%, 5/01/35(c)	$185	$185,142
Series 2010B 5.125%, 5/01/17(c)	240	241,488
Parkway Center Community Development District Series 2004B 7.00%, 5/01/23	1,010	1,011,121
Polk County School District (Polk County School District Sales Tax) AGM Series 2007 5.00%, 10/01/16	2,690	2,810,620
State of Florida Lottery Revenue Series 2010C 5.00%, 7/01/18	16,355	18,193,139
Sterling Hill Community Development District Series 2003B 5.50%, 11/01/10(c)(d)(e)^	160	61,408
Volusia County School Board COP Series 2014B 5.00%, 8/01/26	1,000	1,179,450

		73,321,253

Georgia – 0.4%
Main Street Natural Gas, Inc. (JPMorgan Chase & Co.) Series 2007A 5.00%, 3/15/17	6,975	7,367,832

Guam – 0.1%
Guam Department of Education COP Series 2010A 6.00%, 12/01/20	1,625	1,720,794

Illinois – 1.3%
State of Illinois Series 2012 5.00%, 3/01/21-8/01/25	9,765	10,433,162
Series 2013 5.50%, 7/01/25	7,435	8,129,132
Series 2014 5.00%, 5/01/24	2,540	2,763,088
Town of Cortland IL (Town of Cortland IL Spl Tax) Series 2006 5.50%, 3/01/17(c)(d)^	1,307	339,820
Town of Cortland IL Special Service Areas No. 9 & 10 Series 2007 5.125%, 3/01/14(b)(c)	2,545	127,250

		21,792,452

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	73

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Indiana – 0.7%
Indiana Bond Bank (JPMorgan Chase & Co.) Series 2007A 5.25%, 10/15/18-10/15/21	$10,745	$12,194,395

Louisiana – 0.1%
Isabella Lakes Community Development District Series 2007 6.00%, 8/01/22(b)(c)	1,515	378,750
Juban Parc Community Development District Series 2006 5.15%, 10/01/14(c)(d)^	1,155	231,000
Whispering Spring Community Development District Series 2006 5.20%, 10/01/21(b)(c)	1,500	270,000

		879,750

Michigan – 0.2%
City of Detroit MI Sewage Disposal System Revenue Series 2012A 5.00%, 7/01/22	2,985	3,387,587

Nevada – 0.5%
County of Clark Department of Aviation (McCarran Intl Airport) AGM Series 2009C 5.00%, 7/01/23	7,400	8,289,406

New Jersey – 2.0%
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2011G 5.00%, 9/01/21	3,295	3,507,989
Series 2013 5.00%, 3/01/21	2,500	2,678,075
Series 2015X 5.00%, 6/15/19-6/15/21	23,895	25,573,807
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2011A 5.00%, 6/15/21	2,195	2,350,669

		34,110,540

74	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Ohio – 0.0%
Columbiana County Port Authority (ELS Transportation LLC) Series 2004A 7.00%, 8/01/21(b)(c)	$200	$20,000

Pennsylvania – 1.1%
Philadelphia Parking Authority (The) (Philadelphia Airport Parking) Series 2009 5.00%, 9/01/16-9/01/21	14,925	16,758,032
5.25%, 9/01/23	2,345	2,723,178

		19,481,210

Puerto Rico – 0.7%
Government Development Bank for Puerto Rico NATL Series 1985 4.75%, 12/01/15	7,460	7,479,023
Puerto Rico Electric Power Authority NATL Series 2002KK 5.50%, 7/01/16	3,695	3,754,711

		11,233,734

Tennessee – 1.2%
Tennessee Energy Acquisition Corp. (Goldman Sachs Group, Inc. (The)) Series 2006A 5.25%, 9/01/21	17,375	19,818,968

Texas – 0.0%
Tarrant County Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community, Inc.) Series 2007 5.25%, 11/15/16	10	10,093

Washington – 0.8%
Port of Seattle WA Series 2010C 5.00%, 2/01/21	11,085	12,816,366

Total Municipal Obligations (cost $1,608,278,595)		1,665,938,769

CORPORATES – INVESTMENT GRADE – 0.1%
Industrial – 0.1%
Consumer Non-Cyclical – 0.1%
Becton Dickinson and Co. 0.787%, 6/15/16(f) (cost $2,683,000)	2,683	2,682,504

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	75

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS – 0.4%
Time Deposit – 0.4%
State Street Time Deposit 0.01%, 10/01/15 (cost $6,102,870)	$6,103	$6,102,870

Total Investments – 99.0% (cost $1,617,064,465)		1,674,724,143
Other assets less liabilities – 1.0%		16,795,271

Net Assets – 100.0%		$1,691,519,414

INFLATION (CPI) SWAPS (see Note 3)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citibank, NA	$8,400	9/15/20	1.455%	CPI#	$(58,929)
JPMorgan Chase Bank, NA	8,500	9/04/20	1.465%	CPI#	(63,967)

					$(122,896)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

^	Defaulted matured security.

(a)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of September 30, 2015 and the aggregate market value of these securities amounted to $33,987,640 or 2.01% of net assets.

(b)	Security is in default and is non-income producing.

(c)	Illiquid security.

(d)	Non-income producing security.

(e)	Fair valued by the Adviser.

(f)	Floating Rate Security. Stated interest rate was in effect at September 30, 2015.

As of September 30, 2015, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 9.7% and 0.7%, respectively.

Glossary:

AGM	– Assured Guaranty Municipal
AMBAC	– Ambac Assurance Corporation
BAM	– Build American Mutual
ETM	– Escrowed to Maturity
NATL	– National Interstate Corporation
SRF	– State Revolving Fund
XLCA	– XL Capital Assurance Inc.

See notes to financial statements.

76	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio—Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

September 30, 2015

	California Municipal Portfolio		Diversified Municipal Portfolio	New York Municipal Portfolio
Assets
Investments in securities, at value	$1,149,293,576		$6,460,749,583	$1,674,724,143
Receivables:
Interest	14,963,316		75,760,735	20,678,083
Capital shares sold	381,298		10,315,501	925,926
Investment securities sold	– 0	–	2,822,649	– 0	–

Total assets	1,164,638,190		6,549,648,468	1,696,328,152

Liabilities
Payables:
Investment securities purchased	11,008,921		3,482,525	– 0	–
Capital shares redeemed	1,360,327		9,216,991	2,589,642
Dividends to shareholders	647,339		3,677,282	1,084,664
Management fee	466,463		2,240,281	665,217
Shareholder servicing fee	84,855		397,949	118,534
Distribution fee	37,540		223,481	86,144
Transfer Agent fee	4,807		47,575	7,519
Accrued expenses	88,214		539,897	134,122
Unrealized depreciation of inflation swaps	83,636		472,581	122,896

Total liabilities	13,782,102		20,298,562	4,808,738

Net Assets	$1,150,856,088		$6,529,349,906	$1,691,519,414

Cost of investments	$1,102,936,368		$6,244,372,618	$1,617,064,465

Net Assets Consist of:
Capital stock, at par	$79,914		$451,179	$119,961
Additional paid-in capital	1,122,310,370		6,343,851,047	1,646,742,728
Distributions in excess of net investment income	(196,532)		(147,685)	(144,328)
Accumulated net realized loss on investment transactions	(17,611,236)		(30,709,019)	(12,735,729)
Net unrealized appreciation of investments and inflation rate swaps	46,273,572		215,904,384	57,536,782

	$1,150,856,088		$6,529,349,906	$1,691,519,414

See notes to financial statements.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	77

Statement of Assets & Liabilities

	California Municipal Portfolio			Diversified Municipal Portfolio	New York Municipal Portfolio
Calculation of Maximum Offering Price
Municipal Class Shares
Net Assets		$1,036,742,048		$4,860,803,563		$1,445,774,780
Shares of capital stock outstanding		71,990,198		335,883,823		102,528,623

Net asset value and offering price per share		$14.40		$14.47		$14.10

Class A Shares
Net Assets		$92,211,075		$479,735,735		$187,256,714
Shares of capital stock outstanding		6,402,960		33,125,740		13,283,688

Net asset value and redemption price per share		$14.40		$14.48		$14.10
Sales charge – 3.00% of public offering price		0.45		0.45		0.44

Maximum offering price		$14.85		$14.93		$14.54

Class B Shares
Net Assets		$2,240		$96,244		$25,947
Shares of capital stock outstanding		155.62		6,646		1,841

Net asset value and offering price per share		$14.39		$14.48		$14.09

Class C Shares
Net Assets		$21,900,725		$116,938,838		$58,461,973
Shares of capital stock outstanding		1,520,911		8,077,566		4,146,621

Net asset value and offering price per share		$14.40		$14.48		$14.10

Advisor Class Shares
Net Assets	$	– 0	–	$1,071,775,526	$	– 0	–
Shares of capital stock outstanding		– 0	–	74,084,959		– 0	–

Net asset value and offering price per share	$	– 0	–	$14.47	$	– 0	–

See notes to financial statements.

78	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

For The Year Ended September 30, 2015

	California Municipal Portfolio	Diversified Municipal Portfolio	New York Municipal Portfolio
Investment Income
Income:
Interest	$32,411,210	$170,977,802	$51,823,703

Expenses:
Management fee (see Note 2A)	5,606,088	27,191,295	8,191,418
Shareholder servicing fee (see Note 2B)	1,007,317	4,800,047	1,444,292
Custodian fee	201,838	341,230	219,208
Transfer Agent fee – Non-Retail Class	24,960	113,593	37,936
Transfer Agent fee – Class A	31,240	1,609,841	68,784
Transfer Agent fee – Class B	11	148	57
Transfer Agent fee – Class C	6,705	147,684	22,021
Distribution fees – Class A	280,847	3,908,367	538,353
Distribution fees – Class B	29	1,043	1,183
Distribution fees – Class C	223,047	1,252,953	634,027
Directors’ fees and expenses	58,059	330,933	87,748
Auditing and tax fees	47,469	216,537	64,386
Legal fees	30,215	143,791	43,452
Printing fees	20,931	311,131	42,257
Registration fees	17,296	271,644	31,396
Miscellaneous	47,580	225,814	69,445

Total expenses	7,603,632	40,866,051	11,495,963

Net investment income	24,807,578	130,111,751	40,327,740

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain on investment transactions	544,928	(4,040,842)	2,850,194
Net change in unrealized appreciation/depreciation of: Investments	(7,136,162)	(24,288,113)	(10,789,838)
Swaps	(83,636)	(472,581)	(122,896)

Net change in unrealized appreciation/depreciation of investments	(7,219,798)	(24,760,694)	(10,912,734)

Net realized and unrealized loss on investment transactions	(6,674,870)	(28,801,536)	(8,062,540)

Net Increase in Net Assets Resulting from Operations	$18,132,708	$101,310,215	$32,265,200

See notes to financial statements.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	79

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	California Municipal Portfolio
	Year Ended September 30, 2015	Year Ended September 30, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment income	$24,807,578	$24,403,116
Net realized gain (loss) on investment transactions	544,928	(14,904,242)
Net change in unrealized appreciation/depreciation of investments	(7,219,798)	29,812,616

Net increase in net assets resulting from operations	18,132,708	39,311,490
Dividends to Shareholders:
Dividends from net investment income
Municipal Class	(22,395,029)	(21,647,587)
Class A	(2,124,781)	(2,407,944)
Class B	(29)	(148)
Class C	(287,592)	(347,437)

Total dividends to shareholders	(24,807,431)	(24,403,116)

Capital-Share Transactions:
Net proceeds from sales of shares	225,316,366	251,560,005
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends	18,927,724	17,839,907

Total proceeds from shares sold	244,244,090	269,399,912
Cost of shares redeemed	(206,162,447)	(216,633,362)

Net increase in net assets from capital-share transactions	38,081,643	52,766,550

Net increase in net assets	31,406,920	67,674,924
Net Assets:
Beginning of period	1,119,449,168	1,051,774,244

End of period(a)	$1,150,856,088	$1,119,449,168

(a) Includes distributions in excess of net investment income of:	$(196,532)	$(196,679)

See notes to financial statements.

80	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Statement of Changes in Net Assets

Diversified Municipal Portfolio
Year Ended September 30, 2015	Year Ended September 30, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment income	$130,111,751	$130,405,981
Net realized loss on investment transactions	(4,040,842)	(26,043,807)
Net change in unrealized appreciation/depreciation of investments	(24,760,694)	99,109,295

Net increase in net assets resulting from operations	101,310,215	203,471,469
Dividends and Distributions to Shareholders:
Dividends from net investment income
Municipal Class	(100,297,133)	(101,988,344)
Class A	(26,327,829)	(26,426,187)
Class B	(1,094)	(3,164)
Class C	(1,342,817)	(1,988,286)
Advisor Class	(2,142,878)	– 0	–
Distributions from net realized gain on investment transactions
Municipal Class	– 0	–	(656,176)
Class A	– 0	–	(163,331)
Class B	– 0	–	(58)
Class C	– 0	–	(24,068)
Advisor Class	– 0	–	– 0	–

Total dividends and distributions to shareholders	(130,111,751)	(131,249,614)

Capital-Share Transactions:
Net proceeds from sales of shares	2,457,503,589	1,877,152,500
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	101,868,529	94,061,203

Total proceeds from shares sold	2,559,372,118	1,971,213,703
Cost of shares redeemed	(2,294,929,602)	(1,294,636,202)

Net increase in net assets from capital-share transactions	264,442,516	676,577,501

Net increase in net assets	235,640,980	748,799,356
Net Assets:
Beginning of period	6,293,708,926	5,544,909,570

End of period(a)	$6,529,349,906	$6,293,708,926

(a) Includes distributions in excess of net investment income of:	$(147,685)	$(147,685)

See notes to financial statements.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	81

Statement of Changes in Net Assets

	New York Municipal Portfolio
	Year Ended September 30, 2015	Year Ended September 30, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment income	$40,327,740	$40,370,377
Net realized gain (loss) on investment transactions	2,850,194	(15,555,362)
Net change in unrealized appreciation/depreciation of investments	(10,912,734)	29,364,176

Net increase in net assets resulting from operations	32,265,200	54,179,191
Dividends to Shareholders:
Dividends from net investment income
Municipal Class	(34,935,066)	(34,528,804)
Class A	(4,453,201)	(4,681,908)
Class B	(1,742)	(4,812)
Class C	(937,900)	(1,154,684)

Total dividends to shareholders	(40,327,909)	(40,370,208)

Capital-Share Transactions:
Net proceeds from sales of shares	272,955,832	319,370,073
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	31,104,914	29,638,509

Total proceeds from shares sold	304,060,746	349,008,582
Cost of shares redeemed	(316,118,189)	(295,548,098)

Net increase (decrease) in net assets from capital-share transactions	(12,057,443)	53,460,484

Net increase (decrease) in net assets	(20,120,152)	67,269,467
Net Assets:
Beginning of period	1,711,639,566	1,644,370,099

End of period(a)	$1,691,519,414	$1,711,639,566

(a) Includes distributions in excess of net investment income of:	$(144,328)	$(144,159)

See notes to financial statements.

82	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

September 30, 2015

NOTE 1.

Organization and Significant Accounting Policies

The AB Intermediate Municipal Class A, B and C shares are shares of three Portfolios of the Sanford C. Bernstein Fund, Inc. (the “Fund”): California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio (collectively, “Bernstein Intermediate Municipal Portfolios” or “Portfolios”). Prior to January 20, 2015, these share classes were known as AllianceBernstein Intermediate Municipal Class A, B and C shares. The Fund is a managed open-end registered investment company, incorporated in Maryland on May 4, 1988. Effective February 1, 2002, the Bernstein Portfolios commenced offering AB Intermediate Municipal Class A, AB Intermediate Municipal Class B and AB Intermediate Municipal Class C Shares (collectively, “Intermediate Municipal Retail Classes”). Effective June 26, 2015, Diversified Municipal Portfolio commenced offering of Advisor Class Shares. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. These financial statements include only the Intermediate Municipal Portfolios. The financial highlights of the Municipal Class shares are presented in a separate financial report. All classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

A. Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	83

Notes to Financial Statements

been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to

84	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market value as described in Note 1.A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	85

Notes to Financial Statements

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of September 30, 2015:

California Municipal Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$1,067,708,769		$25,938,420	^	$1,093,647,189
Corporates – Investment Grade		– 0	–	23,067,068		– 0	–	23,067,068
Short-Term Investments		– 0	–	32,579,319		– 0	–	32,579,319

Total Investments in Securities		– 0	–	1,123,355,156		25,938,420		1,149,293,576
Other Financial Instruments*:
Assets		– 0	–	– 0	–	– 0	–	– 0	–
Liabilities:
Inflation (CPI) Swaps		– 0	–	(83,636)		– 0	–	(83,636)

Total**	$	– 0	–	$1,123,271,520		$25,938,420		$1,149,209,940

Diversified Municipal Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$6,086,025,333		$73,165,940	^	$6,159,191,273
Short-Term Municipal Notes		– 0	–	99,835,000		– 0	–	99,835,000
Corporates – Investment Grade		– 0	–	159,876,207		– 0	–	159,876,207
Short-Term Investments		– 0	–	41,847,103		– 0	–	41,847,103

Total Investments in Securities		– 0	–	6,387,583,643		73,165,940		6,460,749,583
Other Financial Instruments*:
Assets		– 0	–	– 0	–	– 0	–	– 0	–
Liabilities:
Inflation (CPI) Swaps		– 0	–	(472,581)		– 0	–	(472,581)

Total**	$	– 0	–	$6,387,111,062		$73,165,940		$6,460,277,002

86	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

New York Municipal Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$1,638,593,757		$27,345,012		$1,665,938,769
Corporates – Investment Grade		– 0	–	2,682,504		– 0	–	2,682,504
Short-Term Investments		– 0	–	6,102,870		– 0	–	6,102,870

Total Investments in Securities		– 0	–	1,647,379,131		27,345,012		1,674,724,143
Other Financial Instruments*:
Assets		– 0	–	– 0	–	– 0	–	– 0	–
Liabilities:
Inflation (CPI) Swaps		– 0	–	(122,896)		– 0	–	(122,896)

Total**	$	– 0	–	$1,647,256,235		$27,345,012		$1,674,601,247

^	The Portfolio held securities with zero market value at period end.

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

**	There were no transfers between Level 1 and Level 2 during the reporting period.

The Portfolios recognize all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

California Municipal Portfolio	Long-Term Municipal Bonds^		Total
Balance as of 9/30/14	$7,114,861		$7,114,861
Accrued discounts/(premiums)	(66,104)		(66,104)
Realized gain (loss)	2,432		2,432
Change in unrealized appreciation/depreciation	460,819		460,819
Purchases	14,057,358		14,057,358
Sales	(26,432)		(26,432)
Transfers in to Level 3	4,395,486		4,395,486
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 9/30/15	$25,938,420		$25,938,420	+

Net change in unrealized appreciation/depreciation from investments held as of 9/30/15*	$460,745		$460,745

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	87

Notes to Financial Statements

Diversified Municipal Portfolio	Long-Term Municipal Bonds^	Total
Balance as of 9/30/14	$33,238,346	$33,238,346
Accrued discounts/(premiums)	1,381,929	1,381,929
Realized gain (loss)	(7,220,342)	(7,220,342)
Change in unrealized appreciation/depreciation	3,958,625	3,958,625
Purchases	35,438,728	35,438,728
Sales	(9,948,412)	(9,948,412)
Transfers in to Level 3	17,511,158	17,511,158
Transfers out of Level 3	(1,194,092)	(1,194,092)

Balance as of 9/30/15	$73,165,940	$73,165,940	+

Net change in unrealized appreciation/depreciation from investments held as of 9/30/15*	$(2,944,039)	$(2,944,039)

New York Municipal Portfolio	Long-Term Municipal Bonds	Total
Balance as of 9/30/14	$8,796,688	$8,796,688
Accrued discounts/(premiums)	(60,193)	(60,193)
Realized gain (loss)	16,471	16,471
Change in unrealized appreciation/depreciation	793,206	793,206
Purchases	19,923,592	19,923,592
Sales	(2,114,458)	(2,114,458)
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	(10,294)	(10,294)

Balance as of 9/30/15	$27,345,012	$27,345,012	+

Net change in unrealized appreciation/depreciation from investments held as of 9/30/15*	$760,322	$760,322

^	The Portfolio held securities with zero market value at period end.

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

+	There were de minimis transfers under 1% of net assets during the reporting period.

88	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

The following presents information about significant unobservable inputs related to the Portfolio’s Level 3 investments at September 30, 2015. Securities priced by third party vendors or using prior transaction prices, which approximate fair value, are excluded from the following table.

Quantitative Information about Level 3 Fair Value Measurements

California Municipal Portfolio
	Fair Value at 9/30/15		Valuation Technique	Unobservable Input	Range/ Weighted Average
Long-Term Municipal Bonds	$4		Qualitative Assessment		$0.00/N/A
	$59,489		Market Approach	Value Reduced by Annual Coupon	$38.38/N/A

Diversified Municipal Portfolio
	Fair Value at 9/30/15		Valuation Technique	Unobservable Input	Range/ Weighted Average
Long-Term Municipal Bonds	$ – 0	–	Qualitative Assessment		$0.00/N/A

New York Municipal Portfolio
	Fair Value at 9/30/15		Valuation Technique	Unobservable Input	Range/ Weighted Average
Long-Term Municipal Bonds	$61,408		Market Approach	Value Reduced by Annual Coupon	$38.38/N/A

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolios. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	89

Notes to Financial Statements

third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

C. Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements.

As of September 30, 2015, the Portfolios did not have any unrecognized tax benefits.

D. Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

90	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

E. Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

F. Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

G. Distribution of Income and Gains

Net investment income of each Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly. Distributions of net realized gains, less any available loss carryforwards, if any, for all the Portfolios will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

For the fiscal year ending September 30, 2015, none of the Portfolios had permanent differences that resulted in adjustments to distributions in excess of net investment income, accumulated net realized loss on investment transactions, or additional paid-in capital.

H. Repurchase Agreements

Each Portfolio may enter into repurchase agreements with banks or securities broker-dealers. It is the Fund’s policy that its custodian receives delivery of the securities collateralizing repurchase agreements, the amount of which at the time

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	91

Notes to Financial Statements

of purchase and each subsequent business day is required to be maintained at such a level that the market value of the collateral is equal to at least 100% of the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolio’s ability to dispose of the underlying securities.

NOTE 2.

Investment Management and Transactions with Affiliated Persons

A. Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

The California Municipal and New York Municipal Portfolios pay the Adviser an investment management fee at an annual rate of 0.50% of the first $1 billion, 0.45% of the next $2 billion, 0.40% of the next $2 billion and 0.35% in excess of $5 billion of the average daily net assets of the Portfolios. The Diversified Municipal Portfolio pays the Adviser an investment management fee at an annual rate of 0.50% of the first $1 billion, 0.45% of the next $2 billion, 0.40% of the next $2 billion, 0.35% of the next $2 billion and 0.30% in excess of $7 billion of the average daily net assets of the Portfolio. The fee is accrued daily and paid monthly.

B. Transfer Agency Agreement; Shareholder Servicing Fee

Under a Transfer Agency Agreement between the Fund, on behalf of the Intermediate Municipal Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Intermediate Municipal Retail Classes compensate ABIS, a wholly-owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended September 30, 2015, the compensation retained by ABIS amounted to: California Municipal Portfolio, $17,865; Diversified Municipal Portfolio, $383,054; and New York Municipal Portfolio, $29,948.

Under the Shareholder Servicing Agreement between the Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder services to individual shareholders of the Portfolios (except the Retail Classes). Such services include, but are not limited to, providing information to shareholders concerning their fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters;

92	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. This agreement applies only to the Municipal Class shares of the Portfolios. Under the agreement, the fee paid by each of the Municipal Class shares to the Adviser for services under this agreement is at an annual rate of 0.10 of 1% of the average daily net assets of each Portfolio attributable to the respective class during the month.

C. Distribution Arrangements—Municipal Class Shares

Under the Distribution Agreement between the Fund, on behalf of the Municipal Class Shares of each Portfolio and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell Municipal Class shares of the Portfolios. This agreement does not apply to the Intermediate Municipal Retail Classes of the Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D. Distribution Arrangements—Intermediate Municipal Retail Classes

The Intermediate Municipal Retail Class shares of the Portfolios have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each of the Retail Classes pays distribution services fees to AllianceBernstein Investments, Inc., (the “Retail Distributor”), a wholly owned subsidiary of the Adviser, at an annual rate of up to 0.25 of 1% of each Portfolio’s average daily net assets attributable to the Intermediate Municipal Class A Shares and 1% of each Intermediate Municipal Portfolio’s average daily net assets attributable to both Class B and Class C Shares. Prior to January 30, 2015, the Retail Classes paid distribution service fees to the Retail Distributor at an annual rate of up to 0.30 of 1% of the Class A Shares’ average daily net assets. The fees are accrued daily and paid monthly. There are no distribution and servicing fees on the Advisor Class Shares. The Agreement provides that the Retail Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since commencement of the Portfolios’ operations, the Retail Distributor has incurred expenses in excess of the distribution costs reimbursed by each Portfolio as follows:

Portfolio	Class B	Class C
California Municipal	$507,032	$1,273,432
Diversified Municipal	456,475	2,949,339
New York Municipal	743,314	2,233,138

While such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Retail Distributor beyond the

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	93

Notes to Financial Statements

current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio’s shares.

E. Other Transactions with Affiliates

Class A shares of the Portfolios are sold with a front-end sales charge of up to 3% for purchases up to $500,000. With respect to purchases of $500,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge that declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase.

The Retail Distributor has advised the Fund that it has retained front-end sales charges from sales of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for the year ended September 30, 2015, as follows:

	Front-End Sales Charges		Contingent Deferred Sales Charges
Portfolio	Class A		Class A	Class B			Class C
California Municipal	$104		$31,643	$	– 0	–	$738
Diversified Municipal	718		31,013		– 0	–	11,438
New York Municipal	– 0	–	3,360		– 0	–	3,577

NOTE 3.

Investment Security Transactions

A. Purchases and Sales

For the year ended September 30, 2015, the Portfolios had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

Portfolio	Purchases Excluding U.S. Government Securities	Purchases of U.S. Government Securities			Sales Excluding U.S. Government Securities	Sales of U.S. Government Securities
California Municipal	$223,531,522	$	– 0	–	$179,026,299	$	– 0	–
Diversified Municipal	1,238,532,215		– 0	–	929,716,056		– 0	–
New York Municipal	313,263,084		– 0	–	282,789,447		– 0	–

94	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Portfolio	Cost	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
		Appreciation	(Depreciation)
California Municipal	$1,102,936,368	$52,503,631	$(6,146,423)	$46,357,208
Diversified Municipal	6,244,372,618	245,874,918	(29,497,953)	216,376,965
New York Municipal	1,617,064,465	70,830,624	(13,170,946)	57,659,678

B. Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Swaps

The Portfolios may enter into swaps to hedge their exposure to interest rates, credit risk, or currencies. Certain Portfolios may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolios or their counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	95

Notes to Financial Statements

Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received in connection with credit default swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price

96	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

During the year ended September 30, 2015, the Portfolios held inflation (CPI) swaps for non-hedging purposes.

The Portfolios typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	97

Notes to Financial Statements

At September 30, 2015, the Portfolios had entered into the following derivatives:

California Municipal Portfolio
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts			Unrealized depreciation on inflation swaps	$83,636

Total				$83,636

The effect of derivative instruments on the statement of operations for the year ended September 30, 2015:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps		$(83,636)

Total			$(83,636)

Diversified Municipal Portfolio
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts			Unrealized depreciation on inflation swaps	$472,581

Total				$472,581

The effect of derivative instruments on the statement of operations for the year ended September 30, 2015:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps		$(472,581)

Total			$(472,581)

98	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

New York Municipal Portfolio
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts			Unrealized depreciation on inflation swaps	$122,896

Total				$122,896

The effect of derivative instruments on the statement of operations for the year ended September 30, 2015:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps		$(122,896)

Total			$(122,896)

The following tables represent the average monthly volume of the Portfolio’s derivative transactions during the year ended September 30, 2015:

California Municipal Portfolio
Inflation Swaps:
Average notional amount	$9,700,000	(a)

(a)	Positions were open for less than one month during the year.

Diversified Municipal Portfolio
Inflation Swaps:
Average notional amount	$54,913,793	(a)

(a)	Positions were open for less than one month during the year.

New York Municipal Portfolio
Inflation Swaps:
Average notional amount	$13,600,000	(a)

(a)	Positions were open for less than one month during the year.

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held during the reporting period were subject to netting arrangements. The following tables present the Portfolios’ derivative assets and liabilities

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	99

Notes to Financial Statements

by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Portfolios as of September 30, 2015:

California Municipal Portfolio
Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged			Security Collateral Pledged			Net Amount of Derivatives Liabilities
OTC Derivatives:
Citibank, NA	$39,988	$	– 0	–	$	– 0	–	$	– 0	–	$39,988
JPMorgan Chase Bank, NA	43,648		– 0	–		– 0	–		– 0	–	43,648

Total	$83,636	$	– 0	–	$	– 0	–	$	– 0	–	$83,636	^

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty

Diversified Municipal Portfolio
Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged			Security Collateral Pledged			Net Amount of Derivatives Liabilities
OTC Derivatives:
Citibank, NA	$228,000	$	– 0	–	$	– 0	–	$	– 0	–	$228,000
JPMorgan Chase Bank, NA	244,581		– 0	–		– 0	–		– 0	–	244,581

Total	$472,581	$	– 0	–	$	– 0	–	$	– 0	–	$472,581	^

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty

New York Municipal Portfolio
Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged			Security Collateral Pledged			Net Amount of Derivatives Liabilities
OTC Derivatives:
Citibank, NA	$58,929	$	– 0	–	$	– 0	–	$	– 0	–	$58,929
JPMorgan Chase Bank, NA	63,967		– 0	–		– 0	–		– 0	–	63,967

Total	$122,896	$	– 0	–	$	– 0	–	$	– 0	–	$122,896	^

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty

100	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

NOTE 4.

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2015 and September 30, 2014 were as follows:

California Municipal Portfolio	2015		2014
Distributions paid from:
Ordinary income	$422,086		$597,498
Net long-term capital gains	– 0	–	– 0	–

Total taxable distributions paid	422,086		597,498
Tax exempt distributions	24,385,345		23,805,618

Total distributions paid	$24,807,431		$24,403,116

Diversified Municipal Portfolio
Distributions paid from:
Ordinary income	$2,761,161		$4,448,328
Net long-term capital gains	– 0	–	784,940

Total taxable distributions paid	2,761,161		5,233,268
Tax exempt distributions	127,350,590		126,016,346

Total distributions paid	$130,111,751		$131,249,614

New York Municipal Portfolio
Distributions paid from:
Ordinary income	$123,264		$250,396
Net long-term capital gains	– 0	–	– 0	–

Total taxable distributions	123,264		250,396
Tax exempt distributions	40,204,645		40,119,812

Total distributions paid	$40,327,909		$40,370,208

As of September 30, 2015, the components of accumulated earnings/(deficits) on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income(a)	Accumulated Capital and Other Losses(b)	Unrealized Appreciation	Total Accumulated Earnings/ (Deficit)(c)
California Municipal	$486,571	$(17,611,236)	$46,273,572	$29,148,907
Diversified Municipal	3,900,273	(30,709,020)	215,904,384	189,095,637
New York Municipal	1,377,323	(12,735,729)	57,536,782	46,178,376

(a)	100% of these income amounts for all Portfolios is tax-exempt income.

(b)

As of September 30, 2015 certain Portfolios had capital loss carryforwards for federal income tax purposes. During the fiscal year ended September 30, 2015, California Municipal Portfolio and New York Municipal Portfolio utilized capital loss carryforwards of $544,928 and $2,850,194, respectively, to offset current year net realized gains.

(c)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the treatment of interest on defaulted securities and dividends payable to shareholders.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	101

Notes to Financial Statements

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-December 22, 2010 capital losses must be utilized prior to the earlier capital losses, which are subject to expiration. Post-December 22, 2010 capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of September 30, 2015, the following Portfolios had net capital loss carryforwards which will expire as follows:

Portfolio	Short-Term Amount	Long-Term Amount	Expiration
California Municipal	$2,406,179	n/a	2019
California Municipal	190,642	$15,014,415	No expiration
Diversified Municipal	1,073,090	29,635,930	No expiration
New York Municipal	122,058	12,613,671	No expiration

NOTE 5.

Risks Involved in Investing in the Portfolios

Interest Rate Risk—This is the risk that changes in interest rates will affect the value of the Portfolios’ investments in fixed-income debt securities such as bonds and notes. The Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government policy initiatives and market reaction to those initiatives. Increases in interest rates may cause the value of the Portfolios’ investments to decline and this decrease in value may not be offset by higher income from new investments. The Portfolio will experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations.

Credit Risk—This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more.

Duration Risk—The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with

102	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods an increasing number of municipal issuers in the United States have defaulted on obligations, commenced insolvency proceedings, or suffered downgrades of their credit ratings. Financial difficulties of municipal issuers may continue or get worse. Most of New York Municipal Portfolio’s investments are in New York municipal securities. Thus, the Portfolio may be vulnerable to events adversely affecting New York’s economy. New York’s economy, while diverse, has a relatively large share of the nation’s financial activities. With the financial services sector contributing over one-fifth of the state’s wages, the state’s economy is especially vulnerable to adverse events affecting the financial markets such as occurred in 2008-2009. The California Municipal Portfolio may invest a substantial portion of its assets in California municipal securities. These investments in California municipal securities may be vulnerable to events adversely affecting California’s economy. California’s economy, the largest of the 50 states, is relatively diverse, which makes it less vulnerable to events affecting a particular industry. Its economy, however, continues to be affected by fiscal constraints partly as a result of voter-passed initiatives that limit the ability of state and local governments to raise revenues, particularly with respect to real property taxes. California’s economy may also be affected by natural disasters, such as earthquakes or fires. The Portfolio’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

The Portfolio may invest in municipal securities of issuers in Puerto Rico or other U.S. territories, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of most other U.S. issuers of tax-exempt securities. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico’s downturn was particularly severe, and it continues to face a very challenging economic and fiscal environment. As a result, securities issued by many Puerto Rican issuers have low credit ratings or are on “negative watch” by credit rating organizations, and markets in such securities have been volatile. If the eco-

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	103

Notes to Financial Statements

nomic situation in Puerto Rico persists or worsens, the volatility and credit quality of Puerto Rican municipal securities could be adversely affected, and the market for such securities may experience continued volatility.

On June 28, 2015, the Governor of Puerto Rico indicated that the Commonwealth would be unable to fully pay its debt. On August 3, 2015, Puerto Rico defaulted on its debt for the first time. The prices of Puerto Rico municipal securities have dropped significantly since the Governor’s announcement. Puerto Rico municipal securities may continue to decline in value and could become difficult or impossible to sell. If issuers of Puerto Rico municipal securities default on their obligations under securities held by the Portfolio, the Portfolio may lose the value of those investments.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Non-diversification Risk—Concentration of investments in a small number of securities tends to increase risk. The Portfolio is not “diversified”. This means that the Portfolio can invest more of its assets in a relatively small number of issuers with greater concentration of risk. Matters affecting these issuers can have a more significant effect on the Portfolio’s net asset value.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid or relatively less liquid securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixedincome securities has been outpaced by the growth in the size of the fixed-income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolio is subject to more liquidity risk because the market for municipal securities is generally smaller than many other markets. Illiquid securities and relatively less liquid securities may also be difficult to value.

Redemption Risk—The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Derivatives Risk—The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that

104	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. The U.S. Government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance.

Tax Risk—There is no guarantee that all of the Portfolio’s income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolio by increasing taxes on that income. In such event, the Portfolio’s net asset value could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolio or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolio would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolio’s yield.

Lower-Rated Securities Risk—Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Prepayment and Extension Risk—Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than antici-

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	105

Notes to Financial Statements

pated by the market. When this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Cybersecurity Risk—Cybersecurity incidents may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolio, the Adviser, and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

NOTE 6.

Capital-Share Transactions

The Fund has authorized 14.3 billion shares of common stock, par value $0.001 per share, of which 14 billion are divided into 18 Portfolios. It has allocated 2.4 billion to the Diversified Municipal Portfolio, of which 400 million is allocated to each of the four retail classes of shares and 800 million allocated to the Municipal Class Shares; 1,000 million to the California Municipal Portfolio divided evenly into five classes; 1.2 billion allocated to the New York Portfolio, of which 200 million is allocated to each of the four retail classes of shares and 400 million allocated to the Municipal Class Shares. Share transactions for each Portfolio for the years ended September 30, 2015 and September 30, 2014, were as follows:

	California Municipal Portfolio
	Shares		Amount
	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2015	Year Ended September 30, 2014

Municipal Class Shares
Shares sold	12,821,814	13,878,594	$185,141,626	$199,678,089

Shares issued to shareholders on reinvestment of dividends	1,217,389	1,128,994	17,570,554	16,243,359

Shares redeemed	(9,644,564)	(10,632,108)	(139,347,578)	(152,873,715)

Net increase	4,394,639	4,375,480	63,364,602	63,047,733

Beginning of period	67,595,559	63,220,079	941,404,695	878,356,962

End of period	71,990,198	67,595,559	$1,004,769,297	$941,404,695

106	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

California Municipal Portfolio
Shares	Amount
Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2015	Year Ended September 30, 2014

Class A Shares
Shares sold	2,557,459	3,382,217	$36,983,162	$48,533,716

Shares issued to shareholders on reinvestment of dividends	80,689	95,203	1,165,099	1,369,551

Shares converted from Class B	100	965	1,438	13,842

Shares redeemed	(4,322,532)	(3,816,889)	(62,421,640)	(54,770,398)

Net decrease	(1,684,284)	(338,504)	(24,271,941)	(4,853,289)

Beginning of period	8,087,244	8,425,748	119,068,022	123,921,311

End of period	6,402,960	8,087,244	$94,796,081	$119,068,022

Class B Shares
Shares sold	– 0	–	1	$	– 0	–	$15

Shares issued to shareholders on reinvestment of dividends	3	7	29	103

Shares converted to Class A	(100)	(965)	(1,438)	(13,842)

Shares redeemed	(1)	(363)	(14)	(5,252)

Net decrease	(98)	(1,320)	(1,423)	(18,976)

Beginning of period	254	1,574	423,650	442,626

End of period	156	254	$422,227	$423,650

Class C Shares
Shares sold	220,460	232,142	$3,180,519	$3,334,343

Shares issued to shareholders on reinvestment of dividends	12,466	15,784	179,959	226,894

Shares redeemed	(302,367)	(624,724)	(4,370,073)	(8,970,155)

Net decrease	(69,441)	(376,798)	(1,009,595)	(5,408,918)

Beginning of period	1,590,352	1,967,150	23,418,475	28,827,393

End of period	1,520,911	1,590,352	$22,408,880	$23,418,475

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	107

Notes to Financial Statements

	Diversified Municipal Portfolio
	Shares		Amount
	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2015	Year Ended September 30, 2014

Municipal Class Shares
Shares sold	68,278,825	68,272,497	$990,655,894	$985,218,391

Shares issued to shareholders on reinvestment of dividends and distributions	5,482,969	5,497,071	79,487,767	79,279,424

Shares redeemed	(55,681,255)	(53,339,024)	(806,729,136)	(769,255,743)

Net increase	18,080,539	20,430,544	263,414,525	295,242,072

Beginning of period	317,803,284	297,372,740	4,407,051,982	4,111,809,910

End of period	335,883,823	317,803,284	$4,670,466,507	$4,407,051,982

Class A Shares
Shares sold	25,400,779	60,596,376	$368,929,151	$874,368,915

Shares issued to shareholders on reinvestment of dividends and distributions	1,372,939	926,091	19,918,614	13,375,234

Shares converted from Class B	1,993	5,812	28,776	83,872

Shares redeemed	(99,594,173)	(32,776,915)	(1,438,051,056)	(472,462,963)

Net increase (decrease)	(72,818,462)	28,751,364	(1,049,174,515)	415,365,058

Beginning of period	105,944,202	77,192,838	1,535,827,143	1,120,462,085

End of period	33,125,740	105,944,202	$486,652,628	$1,535,827,143

Class B Shares
Shares sold	910	119	$13,101	$1,708

Shares issued to shareholders on reinvestment of dividends and distributions	50	184	732	2,642

Shares converted to Class A	(1,992)	(5,811)	(28,776)	(83,872)

Shares redeemed	(129)	(13,302)	(1,883)	(191,578)

Net decrease	(1,161)	(18,810)	(16,826)	(271,100)

Beginning of period	7,807	26,617	743,252	1,014,352

End of period	6,646	7,807	$726,426	$743,252

108	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

	Diversified Municipal Portfolio
	Shares			Amount
	Year Ended September 30, 2015	Year Ended September 30, 2014		Year Ended September 30, 2015	Year Ended September 30, 2014

Class C Shares
Shares sold	669,857	1,215,249		$9,733,694		$17,479,614

Shares issued to shareholders on reinvestment of dividends and distributions	63,769	97,409		925,144		1,403,903

Shares redeemed	(1,902,823)	(3,652,323)		(27,626,088)		(52,642,046)

Net decrease	(1,169,197)	(2,339,665)		(16,967,250)		(33,758,529)

Beginning of period	9,246,763	11,586,428		136,521,061		170,279,590

End of period	8,077,566	9,246,763		$119,553,811		$136,521,061

Advisor Class Shares*
Shares sold	75,539,024	– 0	–	$1,088,142,973	$	– 0	–

Shares issued to shareholders on reinvestment of dividends and distributions	106,602	– 0	–	1,536,272		– 0	–

Shares redeemed	(1,560,667)	– 0	–	(22,492,663)		– 0	–

Net increase	74,084,959	– 0	–	1,067,186,582		– 0	–

End of period	74,084,959	– 0	–	$1,067,186,582	$	– 0	–

*	Commenced distribution on June 26, 2015.

	New York Municipal Portfolio
	Shares		Amount
	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2015	Year Ended September 30, 2014

Municipal Class Shares
Shares sold	16,809,283	18,120,657	$237,498,112	$255,206,223

Shares issued to shareholders on reinvestment of dividends and distributions	1,932,681	1,819,246	27,301,931	25,612,982

Shares redeemed	(17,371,578)	(14,542,684)	(245,500,858)	(204,550,820)

Net increase	1,370,386	5,397,219	19,299,185	76,268,385

Beginning of period	101,158,237	95,761,018	1,373,725,442	1,297,457,057

End of period	102,528,623	101,158,237	$1,393,024,627	$1,373,725,442

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	109

Notes to Financial Statements

	New York Municipal Portfolio
	Shares		Amount
	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2015	Year Ended September 30, 2014

Class A Shares
Shares sold	2,154,340	4,059,061	$30,473,688	$57,157,632

Shares issued to shareholders on reinvestment of dividends and distributions	217,532	222,131	3,073,138	3,125,453

Shares converted from Class B	7,593	16,946	106,884	238,538

Shares redeemed	(3,891,960)	(4,993,665)	(54,897,996)	(70,202,028)

Net decrease	(1,512,495)	(695,527)	(21,244,286)	(9,680,405)

Beginning of period	14,796,183	15,491,710	213,453,416	223,133,821

End of period	13,283,688	14,796,183	$192,209,130	$213,453,416

Class B Shares
Shares sold	1	809	$14	$11,358

Shares issued to shareholders on reinvestment of dividends and distributions	103	294	1,460	4,131

Shares converted to Class A	(7,597)	(16,956)	(106,884)	(238,538)

Shares redeemed	(1,528)	(3,536)	(21,474)	(49,633)

Net decrease	(9,021)	(19,389)	(126,884)	(272,682)

Beginning of period	10,862	30,251	956,666	1,229,348

End of period	1,841	10,862	$829,782	$956,666

Class C Shares
Shares sold	344,774	480,041	$4,877,134	$6,756,322

Shares issued to shareholders on reinvestment of dividends and distributions	51,551	63,686	728,385	895,943

Shares redeemed	(1,103,427)	(1,459,529)	(15,590,977)	(20,507,079)

Net decrease	(707,102)	(915,802)	(9,985,458)	(12,854,814)

Beginning of period	4,853,723	5,769,525	70,784,608	83,639,422

End of period	4,146,621	4,853,723	$60,799,150	$70,784,608

110	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

NOTE 7.

New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2015-07, which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the disclosure requirement for investments not valued at net asset value. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE 8.

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	111

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

California Municipal Portfolio
Class A
Year Ended September 30,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 14.49	$ 14.29	$ 14.91	$ 14.62	$ 14.84

Income From Investment Operations
Net investment income†	.29	.30	.34	.41	.42
Net realized and unrealized gain (loss) on investment transactions	(.09)	.20	(.61)	.29	(.07)

Total from investment operations	.20	.50	(.27)	.70	.35

Less: Dividends and Distributions
Dividends from net investment income	(.29)	(.30)	(.35)	(.41)	(.42)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.15)

Total dividends and distributions	(.29)	(.30)	(.35)	(.41)	(.57)

Net asset value, end of period	$ 14.40	$ 14.49	$ 14.29	$ 14.91	$ 14.62

Total Return
Total investment return based on net asset value(a)	1.41%	3.53%	(1.88)%	4.85%	2.50%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$92,211	$117,157	$120,384	$113,889	$59,978
Average net assets (000 omitted)	$105,062	$115,483	$127,613	$88,033	$49,895
Ratio to average net assets of:
Expenses	.83	%+	.87%	.87%	.87%	.88%
Net investment income	2.02	%+	2.09%	2.34%	2.76%	2.94%
Portfolio turnover rate	16%	10%	23%	15%	14%

See footnote summary on page 122.

112	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

California Municipal Portfolio
Class B
Year Ended September 30,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 14.48	$ 14.28	$ 14.91	$ 14.62	$ 14.84

Income From Investment Operations
Net investment income†	.14	.19	.25	.31	.32
Net realized and unrealized gain (loss) on investment transactions	(.09)	.18	(.64)	.29	(.07)

Total from investment operations	.05	.37	(.39)	.60	.25

Less: Dividends and Distributions
Dividends from net investment income	(.14)	(.17)	(.24)	(.31)	(.32)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.15)

Total dividends and distributions	(.14)	(.17)	(.24)	(.31)	(.47)

Net asset value, end of period	$ 14.39	$ 14.48	$ 14.28	$ 14.91	$ 14.62

Total Return
Total investment return based on net asset value(a)	.37%	2.61%	(2.63)%	4.11%	1.79%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$2	$4	$22	$65	$160
Average net assets (000 omitted)	$3	$11	$48	$112	$305
Ratio to average net assets of:
Expenses	1.88	%+	1.69%	1.58%	1.59%	1.59%
Net investment income	.99	%+	1.30%	1.69%	2.09%	2.23%
Portfolio turnover rate	16%	10%	23%	15%	14%

See footnote summary on page 122.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	113

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

California Municipal Portfolio
Class C
Year Ended September 30,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 14.49	$ 14.29	$ 14.91	$ 14.62	$ 14.84

Income From Investment Operations
Net investment income†	.19	.20	.24	.31	.32
Net realized and unrealized gain (loss) on investment transactions	(.09)	.20	(.62)	.29	(.07)

Total from investment operations	.10	.40	(.38)	.60	.25

Less: Dividends and Distributions
Dividends from net investment income	(.19)	(.20)	(.24)	(.31)	(.32)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.15)

Total dividends and distributions	(.19)	(.20)	(.24)	(.31)	(.47)

Net asset value, end of period	$ 14.40	$ 14.49	$ 14.29	$ 14.91	$ 14.62

Total Return
Total investment return based on net asset value(a)	.67%	2.81%	(2.55)%	4.12%	1.79%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$21,901	$23,036	$28,103	$25,647	$20,163
Average net assets (000 omitted)	$22,305	$25,026	$29,066	$22,572	$19,880
Ratio to average net assets of:
Expenses	1.57	%+	1.57%	1.56%	1.58%	1.59%
Net investment income	1.29	%+	1.39%	1.66%	2.07%	2.23%
Portfolio turnover rate	16%	10%	23%	15%	14%

See footnote summary on page 122.

114	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Diversified Municipal Portfolio
	Class A
	Year Ended September 30,
	2015		2014		2013	2012	2011

Net asset value, beginning of period	$ 14.54		$ 14.36		$ 14.92	$ 14.66	$ 14.75

Income From Investment Operations
Net investment income†	.26		.29		.34	.38	.41
Net realized and unrealized gain (loss) on investment transactions	(.06)		.18		(.53)	.27	(.01)

Total from investment operations	.20		.47		(.19)	.65	.40

Less: Dividends and Distributions
Dividends from net investment income	(.26)		(.29)		(.35)	(.38)	(.42)
Distributions from net realized gain on investment transactions	– 0	–	(.00	)(b)	(.02)	(.01)	(.07)

Total dividends and distributions	(.26)		(.29)		(.37)	(.39)	(.49)

Net asset value, end of period	$ 14.48		$ 14.54		$ 14.36	$ 14.92	$ 14.66

Total Return
Total investment return based on net asset value(a)	1.40%		3.33%		(1.33)%	4.50%	2.79%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$479,736		$1,540,449		$1,108,708	$810,284	$535,805
Average net assets (000 omitted)	$1,459,820		$1,324,941		$819,476	$655,183	$380,510
Ratio to average net assets of:
Expenses	.83	%+	.86%		.78%	.78%	.79%
Net investment income	1.80	%+	1.99%		2.34%	2.55%	2.83%
Portfolio turnover rate	15%		19%		19%	16%	18%

See footnote summary on page 122.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	115

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Diversified Municipal Portfolio
	Class B
	Year Ended September 30,
	2015		2014		2013	2012	2011

Net asset value, beginning of period	$ 14.54		$ 14.37		$ 14.93	$ 14.66	$ 14.76

Income From Investment Operations
Net investment income†	.15		.20		.24	.27	.30
Net realized and unrealized gain (loss) on investment transactions	(.06)		.16		(.54)	.28	(.02)

Total from investment operations	.09		.36		(.30)	.55	.28

Less: Dividends and Distributions
Dividends from net investment income	(.15)		(.19)		(.24)	(.27)	(.31)
Distributions from net realized gain on investment transactions	– 0	–	(.00	)(b)	(.02)	(.01)	(.07)

Total dividends and distributions	(.15)		(.19)		(.26)	(.28)	(.38)

Net asset value, end of period	$ 14.48		$ 14.54		$ 14.37	$ 14.93	$ 14.66

Total Return
Total investment return based on net asset value(a)	.64%		2.52%		(2.02)%	3.79%	1.97%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$96		$113		$382	$536	$817
Average net assets (000 omitted)	$104		$228		$477	$724	$1,032
Ratio to average net assets of:
Expenses	1.59	%+	1.55%		1.49%	1.53%	1.53%
Net investment income	1.05	%+	1.39%		1.66%	1.82%	2.12%
Portfolio turnover rate	15%		19%		19%	16%	18%

See footnote summary on page 122.

116	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Diversified Municipal Portfolio
	Class C
	Year Ended September 30,
	2015		2014		2013	2012	2011

Net asset value, beginning of period	$ 14.54		$ 14.36		$ 14.92	$ 14.66	$ 14.75

Income From Investment Operations
Net investment income†	.16		.19		.24	.27	.31
Net realized and unrealized gain (loss) on investment transactions	(.06)		.18		(.54)	.28	(.02)

Total from investment operations	.10		.37		(.30)	.55	.29

Less: Dividends and Distributions
Dividends from net investment income	(.16)		(.19)		(.24)	(.28)	(.31)
Distributions from net realized gain on investment transactions	– 0	–	(.00	)(b)	(.02)	(.01)	(.07)

Total dividends and distributions	(.16)		(.19)		(.26)	(.29)	(.38)

Net asset value, end of period	$ 14.48		$ 14.54		$ 14.36	$ 14.92	$ 14.66

Total Return
Total investment return based on net asset value(a)	.66%		2.62%		(2.02)%	3.77%	2.07%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$116,939		$134,435		$166,410	$172,473	$111,400
Average net assets (000 omitted)	$125,295		$149,054		$183,114	$139,330	$103,683
Ratio to average net assets of:
Expenses	1.57	%+	1.55%		1.48%	1.48%	1.49%
Net investment income	1.07	%+	1.33%		1.65%	1.85%	2.14%
Portfolio turnover rate	15%		19%		19%	16%	18%

See footnote summary on page 122.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	117

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Diversified Municipal Portfolio
	Advisor Class
	June 26, 2015(c) to September 30, 2015

Net asset value, beginning of period	$ 14.35

Income From Investment Operations
Net investment income†	.08
Net realized and unrealized gain on investment transactions	.13	††

Total from investment operations	.21

Less: Dividends
Dividends from net investment income	(.09)

Net asset value, end of period	$ 14.47

Total Return
Total investment return based on net asset value(a)	1.40%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$1,071,776
Average net assets (000 omitted)	$380,380
Ratio to average net assets of:
Expenses	.47	%+*
Net investment income	2.19	%+*
Portfolio turnover rate	15%

See footnote summary on page 122.

118	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

New York Municipal Portfolio
Class A
Year Ended September 30,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 14.16	$ 14.04	$ 14.66	$ 14.41	$ 14.52

Income From Investment Operations
Net investment income†	.31	.32	.35	.39	.41
Net realized and unrealized gain (loss) on investment transactions	(.06)	.12	(.61)	.25	(.06)

Total from investment operations	.25	.44	(.26)	.64	.35

Less: Dividends and Distributions
Dividends from net investment income	(.31)	(.32)	(.35)	(.39)	(.41)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.01)	– 0	–	(.05)

Total dividends and distributions	(.31)	(.32)	(.36)	(.39)	(.46)

Net asset value, end of period	$ 14.10	$ 14.16	$ 14.04	$ 14.66	$ 14.41

Total Return
Total investment return based on net asset value(a)	1.80%	3.18%	(1.82)%	4.50%	2.50%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$187,256	$209,558	$217,567	$246,050	$183,641
Average net assets (000 omitted)	$201,391	$205,590	$251,554	$210,357	$163,702
Ratio to average net assets of:
Expenses	.82	%+	.85%	.84%	.85%	.84%
Net investment income	2.21	%+	2.28%	2.43%	2.68%	2.86%
Portfolio turnover rate	17%	11%	17%	14%	14%

See footnote summary on page 122.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	119

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

New York Municipal Portfolio
Class B
Year Ended September 30,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 14.16	$ 14.04	$ 14.65	$ 14.40	$ 14.51

Income From Investment Operations
Net investment income†	.21	.23	.25	.28	.30
Net realized and unrealized gain (loss) on investment transactions	(.07)	.11	(.60)	.25	(.06)

Total from investment operations	.14	.34	(.35)	.53	.24

Less: Dividends and Distributions
Dividends from net investment income	(.21)	(.22)	(.25)	(.28)	(.30)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.01)	– 0	–	(.05)

Total dividends and distributions	(.21)	(.22)	(.26)	(.28)	(.35)

Net asset value, end of period	$ 14.09	$ 14.16	$ 14.04	$ 14.65	$ 14.40

Total Return
Total investment return based on net asset value(a)	.98%	2.45%	(2.44)%	3.73%	1.75%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$26	$154	$425	$595	$754
Average net assets (000 omitted)	$118	$300	$506	$692	$920
Ratio to average net assets of:
Expenses	1.57	%+	1.56%	1.55%	1.60%	1.58%
Net investment income	1.47	%+	1.60%	1.73%	1.95%	2.13%
Portfolio turnover rate	17%	11%	17%	14%	14%

See footnote summary on page 122.

120	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

New York Municipal Portfolio
Class C
Year Ended September 30,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 14.17	$ 14.05	$ 14.66	$ 14.41	$ 14.52

Income From Investment Operations
Net investment income†	.21	.22	.25	.29	.31
Net realized and unrealized gain (loss) on investment transactions	(.07)	.12	(.60)	.25	(.06)

Total from investment operations	.14	.34	(.35)	.54	.25

Less: Dividends and Distributions
Dividends from net investment income	(.21)	(.22)	(.25)	(.29)	(.31)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.01)	– 0	–	(.05)

Total dividends and distributions	(.21)	(.22)	(.26)	(.29)	(.36)

Net asset value, end of period	$ 14.10	$ 14.17	$ 14.05	$ 14.66	$ 14.41

Total Return
Total investment return based on net asset value(a)	.99%	2.46%	(2.44)%	3.77%	1.78%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$58,462	$68,754	$81,041	$91,139	$64,599
Average net assets (000 omitted)	$63,403	$72,947	$92,988	$76,424	$61,580
Ratio to average net assets of:
Expenses	1.55	%+	1.56%	1.55%	1.55%	1.54%
Net investment income	1.48	%+	1.58%	1.73%	1.97%	2.16%
Portfolio turnover rate	17%	11%	17%	14%	14%

See footnote summary on page 122.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	121

Financial Highlights

†	Based on average shares outstanding.

+	The ratio includes expenses attributable to costs of proxy solicitation.

*	Annualized.

††	Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund’s change in net realized and unrealized gain (loss) on investment transactions for the period.

(a)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(b)	Amount is less than $.005.

(c)	Commencement of distribution.

See notes to financial statements.

122	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and AB Intermediate Municipal Retail Class Shareholders of Sanford C. Bernstein Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Diversified Municipal Portfolio, California Municipal Portfolio, and New York Municipal Portfolio (three of the eighteen portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter referred to as the “Fund”) at September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 27, 2015

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	123

Report of Independent Registered Public Accounting Firm

BOARD OF DIRECTORS

Bart Friedman(1)(2) , Chairman

Seth Masters, President

Suzanne Brenner(1)

R. Jay Gerken(1)

William Kristol(1)

Debra Perry(1)

Donald K. Peterson(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Michael Brooks, Vice President(3)

Fred S. Cohen, Vice President(3)

R.B. (“Guy”) Davidson III, Vice President(3)

Wayne Godlin, Vice President(3)

Terrance T. Hults, Vice President(3) Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Emilie D. Wrapp, Secretary Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street

Boston, MA 02210

Distributor†

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent†

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019 Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

(1)	Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

(2)	Member of the Fair Value Pricing Committee.

(3)	The day-to-day management of, and investment decisions for, the AB Intermediate Municipal Portfolios are made by the Municipal Bond Investment Team. Messrs. Brooks, Cohen, Davidson, Godlin and Hults are the investment professionals with the most significant responsibility for the day-to-day management of the Funds’ portfolios.

†	For the AB Intermediate Municipal Portfolios, Classes A, B and C shares only.

124	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS***, AGE, (YEAR OF ELECTION*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
INTERESTED DIRECTOR
Seth Masters,** c/o AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY 10105 56 (2015)	Senior Vice President of the Adviser with which he has been associated since prior to 2010. He is Chief Investment Officer (“CIO”) of Bernstein Global Wealth Management. From 2010 to 2013, he was CIO for Asset Allocation, overseeing the firm’s Dynamic Asset Allocation, Target Date, Target Risk and Indexed services. From 2008 to 2010, he was head of AB’s Defined Contribution business unit. From 2002 to 2008, he was Chief Investment Officer of Blend Strategies. From 1994 to 2002, he was CIO of Emerging Market Value Equities. He joined Bernstein in 1991 as a research analyst covering global financial firms. Prior to joining AB, Mr. Masters worked as a senior associate at Booz, Allen & Hamilton from 1986 to 1990 and taught economics in China from 1983 to 1985.	21	Chair of the Wenner-Gren Foundation Board; and Chair of the Finance Committee of Bennington College until 2011

DISINTERESTED DIRECTORS
Bart Friedman, #, ^ Chairman of the Board 71 (2005)	Senior Partner at Cahill Gordon & Reindel LLP (law firm) since prior to 2010.	21	Chair of the Audit Committee of The Brookings Institution; Chair of the Audit and Compensation Committees of Lincoln Center for the Performing Arts; Allied World Assurance Holdings; and Ovid Therapeutics Inc.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	125

Management of the Fund

NAME, ADDRESS***, AGE, (YEAR OF ELECTION*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Suzanne Brenner, # 57 (2014)	Senior Vice President and Chief Investment Officer (CIO) of the Metropolitan Museum of Art, which she joined in 1999. Ms. Brenner is a Certified Public Accountant in the state of New York. Previously, she held many investment management and finance positions with various public and private entities, including the Rockefeller Foundation (1994-1999), through a private equity firm, QCS, Inc. (1992-1994), and Ernst & Young LLP (1981-1992). She is a member of the Emerita Counsel of 100 Women in Hedge Funds, a global association of more than 10,000 professional women since 2008, and previously served on the Board of Directors of The Investment Fund for Foundations (“TIFF”) from 2003 until 2010.	21	100 Women in Hedge Fund (through December 31, 2014)

R. Jay Gerken, # 64 (2013)	Formerly, President and Chief Executive Officer of Legg Mason Partners Fund Advisor, LLC, and President & Board Member of The Legg Mason and Western Asset mutual funds from 2005 until June 2013. Previously, he was the President and Chair of the funds board of the Citigroup Asset Management mutual funds (2002-2005); Portfolio Manager and Managing Director, Smith Barney Asset Management (1993-2001) and President & CEO, Directions Management of Shearson Lehman, Inc. (1988-1993).	21	Cedar Lawn Corporation; Trustee of the New Jersey Chapter of the Nature Conservancy; Trustee of the United Methodist Foundation of New Jersey; and Associated Banc-Corp

126	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Management of the Fund

NAME, ADDRESS***, AGE, (YEAR OF ELECTION*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
William Kristol, # 62 (1994)	Editor, The Weekly Standard since prior to 2010. He is a regular contributor on ABC’s This Week and on ABC’s special events and election coverage, and appears frequently on other political commentary shows.	21	Manhattan Institute; John M. Ashbrook Center for Public Affairs at Ashland University; The Salvatori Center at Claremont McKenna College; The Shalem Foundation; and The Institute for the Study of War

Debra Perry, # 64 (2011)	Formerly, Senior Managing Director of Global Ratings and Research, Moody’s Investors Service, Inc. from 2001 to 2004; Chief Administrative Officer, Moody’s, from 1999 to 2001; Chief Credit Officer, Moody’s, from 2000 to 2001; Group Managing Director for the Finance, Securities and Insurance Ratings Groups, Moody’s Corp., from 1996 to 1999; Earlier she held executive positions with First Boston Corporation and Chemical Bank.	21	PartnerRe; Korn/Ferry International; Bank of America Funds Series Trust; Committee for Economic Development; and CNO Financial Group since prior to 2010 until 2011

Donald K. Peterson, # 66 (2007)	Formerly, Chairman and Chief Executive Officer, Avaya Inc. from 2002 to 2006; President and Chief Executive Officer, Avaya Inc. from 2000 to 2001; President, Enterprise Systems Group in 2000; Chief Financial Officer, Lucent Technologies from 1996 to 2000; Chief Financial Officer, AT&T, Communications Services Group from 1995 to 1996; President, Nortel Communications Systems, Inc. from 1994 to 1995. Prior thereto he was at Nortel from 1976 to 1995.	21	Worcester Polytechnic Institute, (Emeritus); Member of the Board of TIAA-CREF; and Member of the Board of TIAA-CREF Trust Company, FSB

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	127

Management of the Fund

*	There is no stated term of office for the Directors.

**	Mr. Masters is an “interested person”, as defined in the 1940 Act, due to his affiliation with AllianceBernstein.

***	The address for each of the Fund’s Disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

#	Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

^	Member of the Fair Value Pricing Committee.

128	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Seth Masters, 56	President	See biography above.

Philip L. Kirstein, 70	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Michael Brooks, 67	Vice President	Senior Vice President of AllianceBernstein (the “Adviser”)**, with which he has been associated since prior to 2010.

Fred S. Cohen, 57	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2010, and Director of Municipal Bond Trading.

R.B. (“Guy”) Davidson III, 54	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2010, and Director of Municipal Bond Management.

Wayne Godlin, 54	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2010.

Terrance T. Hults, 49	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2010.

Emilie D. Wrapp, 59	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”),** with which she has been associated since prior to 2010.

Joseph J. Mantineo, 56	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2010.

Phyllis J. Clarke	Controller	Vice President of ABIS**, with which she has been associated since prior to 2010.

Vincent S. Noto, 50	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser since prior to 2010.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at 1-800-227-4618, or visit www.ABglobal.com, for a free prospectus or SAI.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	129

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and Sanford C. Bernstein Fund, Inc. (the “Fund”) with respect to the following Portfolios:2

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

Short Duration New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

New York Municipal Portfolio

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

In connection with the establishment of the International Small Cap Portfolio of the Bernstein Fund, Inc., the Adviser proposed at the September 17, 2015 meeting to revise the investment policies of Tax-Managed International Portfolio and International Portfolio to reduce or eliminate the Portfolios’ small-cap exposure to permit them to focus on securities of larger companies.

1	The Senior Officer’s evaluation was completed on October 5, 2015 and discussed with the Board on October 14, 21 and 22, 2015.

2	Future references to the various Portfolios do not include “Sanford C. Bernstein.” It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to the Private Client Class shares of the Portfolios unless otherwise indicated.

130	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the Assurance of Discontinuance between the NYAG and the Adviser. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.”Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

3	Jones v. Harris at 1427.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	131

PORTFOLIOS’ ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolios pay the advisory fees set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Portfolio	Advisory Fee Based on % of Average Daily Net Assets[4]
Tax-Managed International Portfolio	First $1 billion	0.925%
	Next $3 billion	0.850%
	Next $2 billion	0.800%
	Next $2 billion	0.750%
	Next $2 billion	0.650%
	On the balance	0.600%
	The Adviser has proposed extending its 5 basis points advisory fee waiver through October 31, 2016.

International Portfolio	First $1 billion	0.925%
	Next $3 billion	0.850%
	Next $2 billion	0.800%
	Next $2 billion	0.750%
	On the balance	0.650%
	The Adviser has proposed extending its 5 basis points advisory fee waiver through October 31, 2016.

Emerging Markets Portfolio	First $1 billion	1.175%
	Next $1 billion	1.050%
	Next $1 billion	1.000%
	Next $3 billion	0.900%
	On the balance	0.850%
	The Adviser has proposed removing the 5 basis points advisory fee waiver.

U.S. Government Short Duration Portfolio	First $750 million	0.450%
Short Duration Plus Portfolio	On the balance	0.400%
Short Duration California Municipal Portfolio
Short Duration Diversified Municipal Portfolio
Short Duration New York Municipal Portfolio

Intermediate Duration Portfolio	First $1 billion	0.500%
Diversified Municipal Portfolio	Next $2 billion	0.450%
	Next $2 billion	0.400%
	Next $2 billion	0.350%
	On the balance	0.300%

4	The advisory fees of each Portfolio are based on the percentage of each Portfolio’s net assets, not a combination of any of the Portfolios shown. U.S. Government Short Duration Portfolio, Short Duration Plus, Short Duration California Municipal Portfolio, Short Duration Diversified Municipal Portfolio and Short Duration New York Municipal Portfolio have not reached the first breakpoint of their investment advisory fee schedules.

132	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Portfolio	Advisory Fee Based on % of Average Daily Net Assets[4]
California Municipal Portfolio	First $1 billion	0.500%
New York Municipal Portfolio	Next $2 billion	0.450%
	Next $2 billion	0.400%
	On the balance	0.350%

The Portfolios’ net assets on September 30, 2015 and September 30, 2014 are set forth below:

Portfolio	09/30/15 Net Assets* ($MM)	09/30/14 Net Assets* ($MM)	Change ($MM)
Tax-Managed International Portfolio	$3,569.0	$3,754.9	$-185.9
International Portfolio	$1,460.6	$1,535.8	$-75.2
Emerging Markets Portfolio	$1,108.2	$1,299.2	$-191.0
U.S. Government Short Duration Portfolio	$36.6	$45.0	$-8.4
Short Duration Plus Portfolio	$313.2	$384.1	$-70.9
Intermediate Duration Portfolio	$3,453.7	$3,852.8	$-399.1
Short Duration California Municipal Portfolio	$25.0	$40.8	$-15.8
Short Duration Diversified Municipal Portfolio	$189.9	$257.3	$-67.4
Short Duration New York Municipal Portfolio	$60.7	$91.3	$-30.6
California Municipal Portfolio	$1,151.9	$1,119.9	$32.0
Diversified Municipal Portfolio	$6,530.5	$6,298.7	$231.8
New York Municipal Portfolio	$1,693.4	$1,713.0	$-19.6

*	Unaudited; based on preliminary net assets.

There have been various amendments to the investment advisory fee schedules of the Portfolios since October 2004 as a result of the Board of Directors’ negotiations with the Adviser. Set forth in the table below is the impact in percentage terms of the advisory fee schedule changes made since October 2004 for each Portfolio. The estimated fees are based on September 30, 2015 net assets:

Effective Advisory Fees based on October 2004 Fee Schedule vs. Current Fee Schedule
Portfolio	October 2004	Current	Difference
Tax-Managed International Portfolio	0.928%	0.821%[5]	-0.107%
International Portfolio	0.968%	0.851%[5]	-0.117%
Emerging Markets Portfolio	1.238%	1.113%[5]	-0.125%
U.S. Government Short Duration Portfolio	0.500%	0.450%	-0.050%
Short Duration Plus Portfolio	0.500%	0.450%	-0.050%
Intermediate Duration Portfolio	0.464%	0.458%	-0.006%
Short Duration California Municipal Portfolio	0.500%	0.450%	-0.050%
Short Duration Diversified Municipal Portfolio	0.500%	0.450%	-0.050%
Short Duration New York Municipal Portfolio	0.500%	0.450%	-0.050%
California Municipal Portfolio	0.493%	0.493%	0.000%
Diversified Municipal Portfolio	0.458%	0.419%	-0.039%
New York Municipal Portfolio	0.480%	0.480%	-0.000%

5	The estimated advisory fees include the 5 basis points advisory fee waiver effective through October 31, 2015.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	133

Set forth below are the Portfolios’ total expense ratios for the semi-annual period ended March 31, 2015:

Portfolio	Semi-Annual Period Ending 03/31/15 Total Expense Ratio[6]
Tax-Managed International Portfolio[7]	Private Client Class A Class B Class C	1.11 1.14 1.85 1.86	% % % %

International Portfolio[7]	Private Client Class A Class B Class C	1.16 1.18 1.90 1.90	% % % %

Emerging Markets Portfolio	Private Client	1.44%

U.S. Government Short Duration Portfolio	Private Client	0.78%

Short Duration Plus Portfolio[8],[9]	Private Client Class A Class B Class C	0.63 0.99 1.15 1.14	% % % %

Intermediate Duration Portfolio	Private Client	0.59%

Short Duration California Municipal Portfolio[8]	Private Client	0.78%

Short Duration Diversified Municipal Portfolio	Private Client	0.63%

Short Duration New York Municipal Portfolio	Private Client	0.68%

6	Annualized.

7	Effective February 25, 2013, AllianceBernstein Investor Services, Inc. (“ABIS”), the Portfolio’s transfer agent for its retail class shares, waived the $18,000 minimum charge for the Portfolio. Effective October 1, 2013, the Adviser agreed to bear the costs of transfer agency and printing fees for Classes A, B and C. For the six month ended March 31, 2015, such fees amounted to $4,388 and $23,775, respectively for Tax-Managed International Portfolio and International Portfolio

8	For the six month period ending March 31, 2015, to prevent expenses of Short Duration Plus Portfolio and Short Duration California Municipal Portfolio from exceeding its total income on a daily basis, the Adviser voluntarily reimbursed an additional amount of $8,757 and $1,066, respectively. Short Duration Plus Portfolio’s distributor, AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, reimbursed an additional amount of $95.

9	ABI voluntarily agreed to waive a portion of the Portfolio’s Rule 12b-1 fee for Classes A, B and C shares to limit such fee to 0.20%, 0.45% and 0.45%, respectively for each share class. For the six months ended March 31, 2015, such waiver amounted to $43,745.

134	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Portfolio	Semi-Annual Period Ending 03/31/15 Total Expense Ratio[6]
California Municipal Portfolio	Private Client Class A Class B Class C	0.63 0.85 1.94 1.57	% % % %

Diversified Municipal Portfolio	Private Client Class A Class B Class C	0.55 0.83 1.59 1.55	% % % %

New York Municipal Portfolio	Private Client Class A Class B Class C	0.61 0.83 1.57 1.55	% % % %

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Servicing the Portfolios’ Private Client and Retail investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	135

clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fee charged to institutional accounts that have investment styles similar to the Portfolios.10 In addition to the relevant AB Institutional fee schedule, set forth below are what would have been the effective advisory fees of the Portfolios had the AB Institutional fee schedules been applicable to the Portfolios versus the Portfolios’ advisory fees based on September 30, 2015 net assets.11

Portfolio	Net Assets 09/30/15 ($MIL)	AB Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio[12]	$3,569.0	International Style Blend 80 bp on 1st 25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum Account Size: $50m	0.408%	0.821%

International Portfolio[12]	$1,460.6	International Style Blend 80 bp on 1st 25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum Account Size: $50m	0.420%	0.851%

Emerging Markets Portfolio[12]	$1,108.2	Emerging Markets Style Blend 100 bp on 1st $50 million 80 bp on the balance Minimum Account Size: $50m	0.809%	1.113%

10	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

11	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

12	The effective advisory fee shown for the Portfolio reflects the 5 basis points advisory fee waiver currently in place.

136	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Portfolio	Net Assets 09/30/15 ($MIL)	AB Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
U.S. Government Short Duration Portfolio[13]	$36.6	Low Duration 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum Account Size: $25m	0.255%	0.450%

Short Duration Plus Portfolio	$313.2	Low Duration 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum Account Size: $25m	0.283%	0.450%

Intermediate Duration Portfolio	$3,453.7	U.S. Strategic Core Plus 50 bp on 1st $30 million 20 bp on the balance Minimum Account Size: $25m	0.255%	0.458%

Short Duration California Municipal Portfolio	$25.0	Short Duration California Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum Account Size: $5m	0.280%	0.450%

Short Duration Diversified Municipal Portfolio	$189.9	Short Duration Diversified Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum Account Size: $5m	0.187%	0.450%

Short Duration New York Municipal Portfolio	$60.7	Short Duration New York Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum Account Size: $5m	0.233%	0.450%

13	The Portfolio’s duration target of 1 to 3 years is similar to that of AllianceBernstein Institutional Low Duration, which targets a duration within 20% of the Merrill Lynch 1-3 Year Treasury Index. However, unlike AB Institutional Low Duration, the Portfolio has a relatively more restrictive investment strategy, which limits the Portfolio’s investments primarily to U.S. Government and agency securities.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	137

Portfolio	Net Assets 09/30/15 ($MIL)	AB Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
California Municipal Portfolio	$1,151.9	Intermediate Duration California Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum Account Size: $3m	0.196%	0.493%

Diversified Municipal Portfolio	$6,530.5	Intermediate Duration Diversified Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum Account Size: $3m	0.189%	0.419%

New York Municipal Portfolio	$1,693.4	Intermediate Duration New York Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum Account Size: $3m	0.193%	0.480%

With respect to Tax-Managed International Portfolio and International Portfolio, the Senior Officer compared the differences between the advisory fees charged to the Portfolios and the fees charged to their corresponding institutional accounts (herein referred to as the “spread”) and the spreads of the Portfolios’ group of Lipper peers.14 The Senior Officer noted the high spreads for Tax-Managed International Portfolio and International Portfolio due to the relatively low advisory fees charged to the AB institutional accounts in comparison to the advisory fees charged to the institutional accounts of the Portfolios’ Lipper peers.

The Adviser also manages the AB Mutual Funds (“ABMF”), which are investment companies. The advisory fee schedules of most ABMF funds in existence at the time of the settlement were affected by the AoD, which contemplated eight categories with almost all of the ABMF funds in each category having the same fee schedule. Certain of the eight categories are applicable to the Portfolios and the advisory fee schedules of those categories are set forth below. Also shown are the effective advisory fees of the Portfolios based on the investment advisory fees schedules of the ABMF funds and what would have been the effective advisory

14	Group peers selected by Lipper from the 2015 Lipper 15(c) Report.

138	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

fees of the Portfolios had the advisory fee schedules of the ABMF funds been applicable to the Portfolios based on the Portfolios’ September 30, 2015 net assets:

Portfolio	NYAG Category	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.720%	0.821%

International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.750%	0.851%

Emerging Markets Portfolio	Specialty	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.750%	1.113%

U.S. Government Short Duration Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration Plus Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Intermediate Duration Portfolio[15]	High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	0.450%	0.458%

Short Duration California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

15	The Adviser also manages Sanford C. Bernstein Fund II – Intermediate Duration Institutional Portfolio (“SCB II”), an open-end mutual fund that has a somewhat similar investment style as the Portfolio. The Adviser charges SCB II an advisory fee rate of 0.50% on the first $1 billion and 0.45% thereafter, and reimburses SCB II for expenses above the fund’s expense cap of 0.45%.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	139

Portfolio	NYAG Category	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.493%

Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.407%	0.419%

New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.480%

Set forth below is the advisory fee schedules of certain ABMFs, which have a somewhat similar investment style as Emerging Markets Portfolio, and whose advisory fee schedule does not follow the NYAG Specialty category. Also set forth below is what would have been the effective advisory fees of the Portfolio had the retail mutual fund’s fee schedule been applicable to the Portfolio based on the Portfolio’s September 30, 2015 net assets:

Portfolio	ABMF Fund	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Emerging Markets Portfolio	Emerging Markets Multi-Asset Portfolio[16]	100 bp on 1st $1 billion 95 bp on next $1 billion 90 bp on next $1 billion 85 bp on the balance	0.995%	1.113%

	Emerging Markets Growth Portfolio[17]	117.5 bp on 1st $1 billion 105 bp on next $1 billion 100 bp on next $1 billion 90 bp on next $3 billion 85 bp on the balance The Adviser is currently waiving 5 basis points of its advisory fee.	1.113%	1.113%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg, Japan, South Korea and Taiwan, and sold to non-United States resident investors. The

16	Emerging Markets Multi-Asset Portfolio invests primarily in equity and debt securities of emerging market issuers and the currencies of the emerging market countries.

17	Emerging Markets Growth Portfolio invests primarily in equity securities of emerging market issuers and related derivatives. In managing the Portfolio, the Adviser employs a “bottom up” investment process that focuses on the company’s prospective earnings growth valuation and business quality. The Adviser typically looks for companies that have strong, experienced management teams and the potential to support greater than expected earnings growth rate.

140	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Adviser charges the fees set forth below for the Luxembourg funds that have a somewhat similar investment style as the Emerging Markets Portfolio:

Portfolio	Luxembourg Fund	Luxembourg Fee[18]
Emerging Markets Portfolio	Emerging Markets Growth Class A Class I (Institutional)	1.70% 0.90%

Emerging Markets Portfolio	Emerging Markets Value Class A Class I (Institutional)	1.75% 0.95%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedules of the ITM mutual funds that have a similar investment style as Emerging Markets Portfolio are set forth below:

Portfolio	ITM Mutual Fund	Distributor	Fee
Emerging Markets Portfolio	AllianceBernstein Emerging Markets Growth Equity Fund[19],[20]	Sumitomo Trust Bank	0.800%

	AllianceBernstein Emerging Markets Growth Stock A/B	Nomura Sec.	0.900%

	AllianceBernstein Emerging Markets Growth Equity Fund (SMA)	Sumitomo Trust Bank	0.850%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families that have a somewhat similar investment style as certain of the Portfolios. The Adviser charges the fees set forth below for the following sub-advisory relationships. Also shown are the

18	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services.

19	The ITM fund is privately placed or institutional.

20	The ITM fund has an additional Fund of Funds fee of 0.10% paid to its manager, Sumitomo Trust Bank, in addition to the AllianceBernstein fee.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	141

Portfolios’ advisory fees, the advisory fee schedules of the sub-advised funds and the effective advisory fees of the sub-advisory relationships based on the Portfolios’ September 30, 2015 net assets:

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Fee (%)	Portfolio Advisory Fee (%)
International Portfolio	Client #1[21]	0.60% on the first $1 billion 0.55% on the next $500 million 0.50% on the next $500 million 0.45% on the next $500 million 0.40% on the balance	0.584%	0.851%

Emerging Markets Portfolio[22]	Client #2	0.75% on the first $50 million 0.55% on the next $50 million 0.50% on the next $300 million 0.45% on the balance	0.482%	1.113%

U.S. Government Short Duration Portfolio	Client #3[21]	0.065% on the first $5 billion 0.05% on the next $5 billion 0.04% on the balance (assets aggregated with one other account)	0.065%	0.450%

Intermediate Duration Portfolio	Client #4[21]	0.29% on the first $100 million 0.20% on the balance	0.203%	0.458%

Diversified Municipal Portfolio	Client #5	0.16% on the first $40 million 0.15% on the next $40 million 0.14% on the next $40 million 0.13% on the balance (aggregated with other client accounts)	0.130%	0.419%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

While it appears that certain sub-advisory relationships are paying a lower fee than the Portfolios, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the service provided, risks involved and other

21	The sub-advised relationship is with an affiliate of the Adviser.

22	The advisory fee shown for Emerging Markets Portfolio includes the 5 basis points advisory fee waiver.

142	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

competitive factors between the Portfolios and sub-advisory relationships. There could also be various business-related reasons why an investment adviser would be willing to manage a sub-advisory relationship where it is providing only investment related service at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services generally required by a registered investment company in addition to investment related service.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services by other investment advisers.23,24 Broadridge’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the subject Portfolio, to the median of the Portfolio’s Broadridge Expense Group (“EG”)25 and the Portfolio’s contractual management fee ranking.26

Broadridge describes an EG as a representative sample of comparable funds. Broadridge’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, Lipper investment classification/objective, load type, similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

23	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

24	On June 5, 2015, Broadridge acquired the Fiduciary Services and Competitive Intelligence unit, i.e., the group responsible for providing the Portfolios’ 15(c) reports, from Thomson Reuters’ Lipper division. The group that maintains Lipper’s expense and performance databases and investment classifications/objectives remains a part of Thomson Reuters’ Lipper division. Accordingly, the Portfolios’ investment classifications/objectives continue to be determined by Lipper.

25	Broadridge does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

26	The contractual management fee is calculated by Broadridge using the Portfolio’s contractual management fee rate at the hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Broadridge’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Portfolio had the lowest effective fee rate in the Broadridge peer group.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	143

Contractual management fees on a pro-forma basis are also shown for Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio to show the effect of the 5 basis points investment advisory fee waiver on the Portfolios’ comparisons to their Broadridge peers.

Portfolio	Contractual Management Fee (%)	Broadridge EG Median (%)	Broadridge EG Rank
Tax-Managed International Portfolio[27]	0.869	0.819	10/14
Pro-forma	0.819	0.819	8/14

International Portfolio[27]	0.897	0.944	6/15
Pro-forma	0.847	0.944	5/15

Emerging Markets Portfolio[28],[29]	1.150	1.125	10/18
Pro-forma	1.100	1.125	9/18

U.S. Government Short Duration Portfolio	0.450	0.450	7/14

Short Duration Plus Portfolio	0.450	0.400	11/19

Intermediate Duration Portfolio	0.457	0.395	11/15

Short Duration California Municipal Portfolio[30]	0.450	0.450	5/9

Short Duration Diversified Municipal Portfolio	0.450	0.423	8/13

Short Duration New York Municipal Portfolio[30]	0.450	0.450	5/9

California Municipal Portfolio[30]	0.493	0.483	9/15

Diversified Municipal Portfolio	0.419	0.415	10/15

New York Municipal Portfolio[30]	0.479	0.472	11/16

27	On July 9, 2013, Lipper changed its investment classification for Tax-Managed International Portfolio and International Portfolio from International Multi-Cap Core (“IMLC”) to International Multi-Cap Growth (“IMLG”).

28	The Portfolio’s actual management fee was 1.098%, while the EG and EU medians for actual (net) management fees was 1.088% and 0.962%, respectively. The Portfolio’s management fee on a gross basis, in which the management fee waiver is added to the management fee, was 1.148%, while the EG and EU medians for gross management fees were 1.103% and 1.048%, respectively.

29	The difference between the contractual management fee and actual management fee is that the contractual management fees for the Portfolio and its peers are based on the Portfolio’s current net assets rounded to the nearest $25 million, and does not include any temporary management fee waivers or reimbursements. Actual net and gross management fees are based on each fund’s actual average net assets, regardless the statuses of the management fee waivers or reimbursements.

30	Broadridge expanded the Portfolio’s EG with respect to the Portfolio’s Lipper investment classification/objective.

144	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Set forth below is a comparison of the Portfolios’ total expense ratios to the medians of the Portfolios’ EGs and EU. The Portfolios’ rankings are also shown.

Portfolio	Expense Ratio (%)[31]	Broadridge. EG Median (%)	Broadridge Group Rank	Broadridge. EU Median (%)	Broadridge Universe Rank
Tax-Managed International Portfolio	1.109	1.150	7/14	1.150	117/257
Without 5 bp adv. fee waiver	1.159	1.150	7/14	1.150	131/257

International Portfolio	1.152	1.254	5/15	1.150	130/257
Without 5 bp adv. fee waiver	1.202	1.254	5/15	1.150	150/257

Emerging Markets Portfolio	1.436	1.561	6/18	1.407	210/395
Without 5 bp adv. fee waiver	1.486	1.561	6/18	1.407	231/395

U.S. Government Short Duration Portfolio	0.779	0.778	8/14	0.701	35/55

Short Duration Plus Portfolio	0.624	0.651	8/19	0.621	85/168

Intermediate Duration Portfolio	0.581	0.780	4/15	0.651	99/284

Short Duration California Municipal Portfolio[32]	0.727	0.727	5/9	0.665	10/17

Short Duration Diversified Municipal Portfolio	0.620	0.642	6/14	0.555	43/66

Short Duration New York Municipal Portfolio[32]	0.665	0.665	5/9	0.665	9/17

California Municipal Portfolio[32]	0.635	0.741	5/16	0.608	98/177

Diversified Municipal Portfolio	0.557	0.678	4/15	0.609	50/131

New York Municipal Portfolio[32]	0.614	0.747	3/16	0.627	75/155

31	The total expense ratios are for the most recently completed fiscal year Private Client Class.

32	Broadridge expanded the Portfolio’s EG/EU with respect to the Portfolio’s Lipper investment classification/objective under standard Lipper guidelines.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	145

Based on this analysis, considering pro-forma information where possible, the Portfolios have a more favorable ranking on a total expense ratio basis than on a contractual management fee basis, with the exception of International Portfolio, Short Duration California Municipal Portfolio, and Short Duration New York Municipal Portfolio, which have equally favorable rankings, and U.S. Government Short Duration Portfolio, which has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

Members of the Adviser’s Controller’s Office provided the Board of Directors information regarding the Adviser’s profitability attributable to the Portfolios. Excluding administrative and servicing expenses, with the exception of U.S. Government Short Duration Portfolio, Short Duration Plus Portfolio, Intermediate Duration Portfolio, Short Duration California Municipal Portfolio, Short Duration Diversified Municipal Portfolio and Diversified Municipal Portfolio, where the Adviser’s profitability decreased, the Adviser’s profitability increased for the Portfolios during calendar year 2014, relative to 2013. Including administrative and servicing expenses, with the exception of California Municipal Portfolio, where the Adviser’s 2014 profitability was equal to 2013, and U.S. Government Short Duration Portfolio, Short Duration Plus Portfolio, Intermediate Duration Portfolio, Short Duration Diversified Municipal Portfolio, and Diversified Municipal Portfolio, where the Adviser’s profitability decreased, the Adviser’s profitability increased for the Portfolios during calendar year 2014, relative to 2013.

The Adviser provides the Portfolios with shareholder servicing services. For these services, the Adviser charges the Fixed-Income Portfolios a fee of 0.10% of average daily assets and the Equity Portfolios a fee of 0.25% of average daily net

146	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

assets. Set forth below are the fees paid by the Portfolios under the Shareholder Servicing Agreement during the fiscal year ended September 30, 2014:33

Portfolio	Shareholder Servicing Agreement Fee
Tax-Managed International Portfolio	$9,754,879
International Portfolio	$4,078,030
Emerging Markets Portfolio	$3,180,336
U.S. Government Short Duration Portfolio	$48,774
Short Duration Plus Portfolio	$347,138
Intermediate Duration Portfolio	$3,885,193
Short Duration California Municipal Portfolio	$51,916
Short Duration Diversified Municipal Portfolio	$279,244
Short Duration New York Municipal Portfolio	$99,339
California Municipal Portfolio	$934,129
Diversified Municipal Portfolio	$4,395,640
New York Municipal Portfolio	$1,371,449

In addition to the Adviser’s direct profits from managing and providing certain shareholder services to the Portfolios, certain of the Adviser’s affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the retail class shares of the Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”) for providing such services. In addition the Adviser benefits from soft dollar arrangements which offset research related expenses the Adviser would otherwise incur.

Certain of the Portfolios have retail class shares. As of September 30, 2015, with respect to Tax-Managed International Portfolio and International Portfolio, the retail classes make up a small percentage of each of those Portfolios’ total net assets:

Portfolio	09/30/15 Total Retail as % of Net Assets
Tax-Managed International Portfolio	0.05%
International Portfolio	0.42%
Short Duration Plus Portfolio	15.97%
California Municipal Portfolio	9.92%
Diversified Municipal Portfolio	25.55%
New York Municipal Portfolio	14.52%

33	The Shareholder Servicing Agreement does not apply to the Retail Class shares of the Portfolios.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	147

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the principal underwriter of the Portfolios’ retail classes. ABI and the Adviser have disclosed in the prospectuses of the Portfolios’ retail classes that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolios. In 2014, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds (which includes the retail classes of the Portfolios) or approximately $20.4 million for distribution services and educational support (revenue sharing payments).

ABI retained the following amounts for Class A front-end load sales charges from sales of the Portfolios’ Class A shares during the fiscal year ended September 30, 2014:

Portfolio	Amount Received
Tax-Managed International Portfolio		$135
International Portfolio		$459
Short Duration Plus Portfolio		$773
California Municipal Portfolio		$8
Diversified Municipal Portfolio		$586
New York Municipal Portfolio	$	– 0	–

ABI received the following Rule 12b-1 fees and CDSC for the Portfolios during the fiscal year ended September 30, 2014:

Portfolio	12b-1 Fee Received	CDSC Received
Tax-Managed International Portfolio	$9,920	$12
International Portfolio	$42,247	$501
Short Duration Plus Portfolio	$362,791	$605
California Municipal Portfolio	$596,822	$6,613
Diversified Municipal Portfolio	$5,467,648	$123,228
New York Municipal Portfolio	$1,349,236	$23,945

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolios, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account

148	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

for each account maintained by an intermediary on an omnibus basis. ABIS received the following net fees from the Portfolios during the fiscal year ended September 30, 2014:34

Portfolio	ABIS Fee
Tax-Managed International Portfolio[35]	$860
International Portfolio[26]	$5,908
Short Duration Plus Portfolio	$27,675
California Municipal Portfolio	$18,027
Diversified Municipal Portfolio	$308,071
New York Municipal Portfolio	$32,390

The Portfolios did not effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”), and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and therefore did not pay commissions for such transactions during the fiscal year ended September 30, 2014.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net

34	The fee disclosed is net of expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balances that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then from the transfer agent’s account to the Portfolio’s account. However, due to lower average balances and interest rates during the fiscal year ended September 30, 2014, monthly fees exceeded interest credits, resulting in zero expense offsets for the period.

35	Effective February 25, 2013, ABIS waived the $18,000 minimum charge for the Portfolio.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	149

operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the Portfolios through lower fees.

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,36 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

Previously in September 2007, the independent consultant provided the Board of Directors an update of the Deli study on advisory fees and various fund characteristics.37 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.38 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted was explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style.39

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $471 billion as of August 31, 2015, the Adviser has the investment experience to manage the Portfolios and provide non-investment services (described in Section I) to the Portfolios.

36	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

37	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

38	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

39	There have been substantial changes to the investment management industry since 2007. Accordingly, some of the 2007 comparative results may no longer be reflective of current conditions in the industry.

150	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

The information prepared by Broadridge in the table below shows the 1, 3, 5, and 10 year gross performance returns of the Portfolios40 relative to the medians of the Portfolios’ Broadridge Performance Groups (“PG”) and Broadridge Performance Universes (“PU”)41 for the periods ended July 31, 2015.42 Also shown are the gross performance rankings of the Portfolios.

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Tax-Managed International Portfolio[43]
1 year	0.11	2.47	3.26	12/14	239/315
3 year	12.11	13.03	12.35	9/14	148/270
5 year	6.15	9.61	9.29	12/14	225/246
10 year	2.55	7.68	6.43	10/10	125/125

International Portfolio[43]
1 year	0.10	3.26	3.26	12/15	241/315
3 year	12.04	12.83	12.35	9/13	151/270
5 year	6.14	9.33	9.29	13/13	226/246
10 year	2.65	6.87	6.43	10/10	122/125

Emerging Markets Portfolio
1 year	-9.55	-10.65	-11.69	8/18	232/628
3 year	4.17	2.58	2.07	6/17	143/431
5 year	1.36	2.24	2.01	9/13	161/279
10 year	6.47	7.17	7.85	7/10	90/120

U.S. Government Short Duration Portfolio
1 year	0.97	1.24	1.23	10/14	54/69
3 year	0.69	1.03	0.86	10/13	44/62
5 year	1.00	1.45	1.20	9/12	48/59
10 year	2.64	3.03	3.08	10/11	33/39

Short Duration Plus Portfolio
1 year	1.10	1.34	1.37	12/19	177/243
3 year	0.97	1.77	1.73	15/18	190/199
5 year	1.27	2.41	2.39	15/18	160/164
10 year	2.38	3.61	3.58	15/15	111/115

40	The gross performance returns are for the Private Client class shares of the Portfolios.

41	The Portfolios’ PGs/PUs may not be identical to the Portfolios’ EGs/EUs as the criteria for including or excluding a fund in a PG/PU is different from that of an EG/EU.

42	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

43	As previously mentioned, Lipper changed the Portfolio’s Lipper investment objective/classification from IMLC to IMLG on July 9, 2013. However, at the request of the Senior Officer and the Adviser, Broadridge compared the Portfolio to IMLC peers.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	151

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Intermediate Duration Portfolio
1 year	3.36	3.21	2.80	5/15	47/399
3 year	2.61	2.65	2.52	10/15	147/356
5 year	4.22	4.40	4.32	12/14	174/321
10 year	5.43	5.27	5.29	5/13	87/216

Short Duration California Municipal Portfolio
1 year	0.38	1.84	1.78	7/7	15/15
3 year	0.74	2.22	1.95	7/7	15/15
5 year	1.03	3.21	2.05	7/7	10/14
10 year	2.33	3.90	3.90	5/5	7/7

Short Duration Diversified Municipal Portfolio
1 year	0.59	0.88	0.93	12/14	70/82
3 year	0.80	1.14	1.14	11/13	61/70
5 year	1.24	1.69	1.68	11/12	50/65
10 year	2.45	2.75	2.75	6/7	30/42

Short Duration New York Municipal Portfolio
1 year	0.71	1.14	1.67	3/3	7/7
3 year	0.93	0.95	0.95	3/3	5/7
5 year	1.28	1.35	2.64	3/3	6/6
10 year	2.42	2.56	3.61	3/3	6/6

California Municipal Portfolio
1 year	2.41	3.11	2.84	2/2	30/31
3 year	1.77	2.51	2.77	2/2	27/28
5 year	3.09	4.00	4.28	2/2	26/27
10 year	3.93	4.34	4.48	2/2	19/22

Diversified Municipal Portfolio
1 year	2.26	3.04	2.96	14/15	123/165
3 year	1.85	2.53	2.65	15/15	121/143
5 year	3.04	4.28	4.11	14/14	102/118
10 year	3.92	4.56	4.55	12/12	67/71

New York Municipal Portfolio
1 year	2.63	3.19	2.96	2/2	18/24
3 year	1.78	2.28	2.46	2/2	21/21
5 year	2.95	3.65	3.81	2/2	20/20
10 year	3.90	4.27	4.24	2/2	16/17

152	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Set forth below are the 1, 3, 5, 10 year and since inception net performance returns of the Portfolios (in bold)44 versus their benchmarks.45

	Periods Ending July 31, 2015 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Tax-Managed International Portfolio	-0.99	10.87	4.97	1.40	5.75
MSCI EAFE Index[46]	-0.28	12.32	8.01	5.02	6.19
Inception Date: June 22,1992

International Portfolio	-1.05	10.76	4.92	1.45	3.13
MSCI EAFE Index	-0.28	12.32	8.01	5.02	3.99
Inception Date: April 30, 1999

Emerging Markets Portfolio	-10.84	2.68	-0.09	4.91	6.78
MSCI Emerging Markets Index	-13.38	0.61	0.58	6.62	N/A
Inception Date: December 15, 1995

U.S. Government Short Duration Portfolio	0.19	-0.06	0.28	1.91	4.13
Bank of America / Merrill Lynch 1-3 Year Treasury Index	1.01	0.59	0.78	2.55	4.76
Inception Date: January 3, 1989

Short Duration Plus Portfolio	0.47	0.35	0.65	1.74	4.25
Bank of America / Merrill Lynch 1-3 Year Treasury Index	1.01	0.59	0.78	2.55	4.76
Inception Date: December 12, 1988

Intermediate Duration Portfolio	2.76	2.02	3.63	4.83	6.30
Barclays Capital U.S. Aggregate Bond Index	2.82	1.60	3.27	4.61	6.61
Inception Date: January 17, 1989

Short Duration California Municipal Portfolio	-0.35	0.03	0.35	1.62	2.45
Barclays Capital 1 Year Municipal Bond Index[46]	0.48	0.66	0.83	2.16	3.06
Inception Date: October 3, 1994

44	The net performance returns shown in the table are for the Private Client Class shares of the Portfolios.

45	The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2015.

46	Benchmark since inception performance is as of the closest month end after the Portfolio’s actual inception date.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	153

	Periods Ending July 31, 2015 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Short Duration Diversified Municipal Portfolio	-0.03	0.19	0.62	1.8	2.68
Barclays Capital 1 Year Municipal Bond Index[46]	0.48	0.66	0.83	2.16	3.06
Inception Date: October 3, 1994

Short Duration New York Municipal Portfolio	0.04	0.27	0.63	1.75	2.55
Barclays Capital 1 Year Municipal Bond Index[46]	0.48	0.66	0.83	2.16	3.06
Inception Date: October 3, 1994

California Municipal Portfolio	1.78	1.13	2.45	3.28	4.48
Barclays Capital 5 Year GO Municipal Index[46]	1.70	1.59	2.57	3.92	5.10
Inception Date: August 6, 1990

Diversified Municipal Portfolio	1.70	1.29	2.47	3.34	4.71
Barclays Capital 5 Year GO Municipal Index[46]	1.70	1.59	2.57	3.92	5.20
Inception Date: January 9, 1989

New York Municipal Portfolio	2.01	1.16	2.32	3.26	4.71
Barclays Capital 5 Year GO Municipal Index[46]	1.70	1.59	2.57	3.92	5.20
Inception Date: January 9, 1989

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the investment advisory fees for the Fixed Income Portfolios are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. With respect to Tax-Managed International Portfolio and International Portfolio, the Portfolios’ investment advisory fees, with the five basis point waiver, are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. With respect to Emerging Markets Portfolio, the Directors should consider asking the Adviser to extend the 5 basis points advisory fee waiver or to reduce the proposed advisory fee to the extent such fee will not be above the Portfolio Broadridge expense group median.47 This conclusion with respect to each Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 16, 2015

47	At the October 22, 2015 meeting, the Adviser agreed to implement an advisory fee waiver of 2.5 basis points effective until October 31, 2016 for Emerging Markets Portfolio.

154	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

FIXED INCOME (continued)

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio*

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Growth Portfolio*

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

MULTI-ASSET (continued)

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to December 15, 2014, All Market Growth Portfolio was named Dynamic All Market Fund; All Market Real Return Portfolio was named Real Asset Strategy.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	155

AB Family of Funds

NOTES

156	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

NOTES

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	157

NOTES

158	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

NOTES

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	159

NOTES

160	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

AB INTERMEDIATE MUNICIPAL PORTFOLIOS

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

IM-0151-0915

SANFORD C. BERNSTEIN FUND, INC.

Overlay Portfolios

Overlay A Portfolio

Tax-Aware Overlay A Portfolio

Overlay B Portfolio

Tax-Aware Overlay B Portfolio

Tax-Aware Overlay C Portfolio

Tax-Aware Overlay N Portfolio

ANNUAL REPORT

SEPTEMBER 30, 2015

Before investing in any portfolio of the Sanford C. Bernstein Fund, Inc., a prospective investor should consider carefully the portfolio’s investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the portfolios’ prospectus, an additional copy of which may be obtained by visiting our website at www.bernstein.com and clicking on “Investments”, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports” or by calling your financial advisor or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please call (collect) (212) 486-5800.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit www.abglobal.com, or go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at 800.227.4618.

This shareholder report must be preceded or accompanied by the Sanford C. Bernstein Fund, Inc. prospectus for individuals who are not shareholders of the Fund.

The Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

Investment Products Offered:    •  Are Not FDIC Insured  •   May Lose Value  •  Are Not Bank Guaranteed

Portfolio Manager Commentary (Unaudited)

To Our Shareholders—November 5, 2015

On the following pages, you will find the 2015 Annual Report for the Portfolios* of the Sanford C. Bernstein Fund, Inc. (collectively, the “Portfolios”; and individually, a “Portfolio”). The Annual Report covers the six- and 12-month periods ended September 30, 2015, and includes financial statements as well as notes to the financial statements, information about the recent performance of the Portfolios and a listing of each Portfolio’s holdings as of the period end.

The global equity markets fell over the 12-month period, though to different degrees in different regions. The US stock market (S&P 500) total return was down less than 1%, whereas international developed markets (MSCI EAFE Index) fell almost 9% and the emerging markets (MSCI Emerging Markets Index) tumbled 19%.** This reflected the relative strength of the US economy and corporate earnings. Stocks were particularly weak and volatile in the third quarter of 2015, amid mounting worries about an economic slowdown in China, the slide in commodity prices, and the impending “liftoff” of the US federal funds rate—a key driver of short-term interest rates.

We expect volatility to remain elevated, with returns likely subdued in the next few years. With that backdrop, we reduced equity exposure in our accounts with Dynamic Asset Allocation from a long-standing overweight to an underweight relative to clients’ strategic allocations. At the same time, many markets worldwide are offering attractive valuations at this writing, so we’re monitoring our tactical positioning continuously.

Both taxable and municipal bonds produced modestly positive returns for the 12-month period, living up to their reputation as a risk-mitigating asset that helps to diversify stock risk. Indeed, interest rates continued to defy expectations, coming down at some key maturities over the period. However, we expect to see higher rates once the Federal Reserve begins to tighten. In our view, that should probably start happening before this year-end. Future bond returns will probably be below normal, owing to the low current yields and the impact of rising rates. We continue to favor high-quality bond portfolios with short and intermediate durations.

If you have any questions about your investments in the Portfolios, please contact your Bernstein Advisor by calling 212.756.4097, or visit www.bernstein.com. As always, we are firmly dedicated to your investment success. Thank you for your continued interest in the Portfolios.

Sincerely,

Seth Masters

President

Sanford C. Bernstein Fund, Inc.

*	This performance discussion is intended as a general market commentary. Please note that information for the International, Tax-Managed International, Emerging Markets, New York Municipal, California Municipal, Diversified Municipal, Short Duration New York Municipal, Short Duration Diversified Municipal, Short Duration California Municipal, U.S. Government Short Duration, Short Duration Plus and Intermediate Duration Portfolios of Sanford C. Bernstein Fund, Inc. may be found in a separate report.

**	Morgan Stanley Capital International (MSCI) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report has not been approved, reviewed, or produced by MSCI.

The Portfolios are intended to be used as part of a broader investment program administered directly by Sanford C. Bernstein & Co. LLC. The performance and objectives of the Portfolios should be evaluated only in the context of the investor’s complete investment program. The Portfolios are NOT designed to be used as a stand-alone investment.

Investment Objectives and Policies

The investment objective of the Overlay A and Tax-Aware Overlay A Portfolios is to moderate the volatility of an equity oriented asset allocation over the long term, as part of a Private Client’s overall asset allocation managed by Sanford C. Bernstein & Co. LLC (“Bernstein”). The investment objective of the Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios is to moderate the volatility of a fixed-income-oriented asset allocation over the long term, as part of a Private Client’s overall asset allocation managed by Bernstein.

On September 17, 2015, the Board of Directors approved a change in the Portfolios’ investment objectives. The new investment objective of the Overlay A and Tax-Aware Overlay A Portfolios will be to manage the volatility of an equity-oriented asset allocation over the long term, as part of a Private Client’s overall asset allocation managed by Bernstein. The new investment objectives of the Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios will be to manage the volatility of a fixed-income-oriented asset allocation over the long term, as part of a Private Client’s overall asset allocation managed by Bernstein.

(Portfolio Manager Commentary continued on next page)

2015 Annual Report	1

Portfolio Manager Commentary (continued)

The Portfolios may invest in a diversified portfolio of securities and other financial instruments, including derivative instruments that provide investment exposure to a variety of asset classes. These asset classes may include: equity securities and fixed-income instruments of issuers located within and outside the United States, real estate related securities, below investment grade (“high yield”) securities (commonly known as “junk bonds”), currencies and commodities. By adjusting investment exposure among the various asset classes in the Portfolios, AllianceBernstein L.P. (the “Adviser”) will seek to manage the volatility of diversified client portfolios managed by Bernstein that reflect a significant allocation to equity securities, in the case of the Overlay A and Tax-Aware Overlay A Portfolios, and a significant allocation to taxable or municipal fixed-income securities in the case of the Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios. The Portfolios’ asset class exposures may be implemented and adjusted either through transactions in individual securities or through derivatives. The Overlay A and Tax-Aware Overlay A Portfolios will obtain equity exposure by investing directly in equity securities and through investments in other registered funds, including, but not limited to, other funds managed by the Adviser.

The Adviser will alter asset class exposures as market and economic conditions change. The Adviser will employ risk/ return tools and fundamental research insights to determine how to adjust the Portfolios’ exposures to various asset classes. These dynamic adjustments to the Portfolios’ asset class exposures will be implemented principally through the use of derivatives. The Portfolios’ use of derivatives to alter investment exposure of an investor’s Bernstein account may create significant leveraged exposure to certain asset classes within the Portfolios.

The Adviser also may use exchange traded funds (“ETFs”), exchange traded notes, structured investments and commodity linked notes in seeking to carry out the Portfolios’ investment strategies. The Portfolios may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives. An appropriate hedge of currency exposure resulting from the Portfolios’ securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolios. The Portfolios may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of ETFs. These options transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolios’ portfolios from a decline in value, sometimes within certain ranges.

Exposure to certain other asset classes may also be achieved through investment in the AllianceBernstein Pooling Portfolios—Multi-Asset Real Return Portfolio. The Adviser may use other AllianceBernstein Mutual Funds, in addition to or instead of that in the preceding sentence. The Overlay A and Overlay B Portfolios are managed without regard to potential tax consequences to the shareholder. The Tax-Aware Overlay A and Tax-Aware Overlay B Portfolios seek to minimize the impact of federal income taxes on shareholders’ returns over time. The Tax-Aware Overlay C Portfolio seeks to minimize the impact of federal and state income taxes on shareholders’ returns over time for California residents. The Tax-Aware Overlay N Portfolio seeks to minimize the impact of federal, state and local income taxes on shareholders’ returns over time for New York residents. In the case of the Tax-Aware Portfolios, the Adviser will employ tax management strategies in an attempt to reduce the impact of taxes on shareholders in the Portfolios.

Investment Results

Over the six month period, all share classes (Class 1 & Class 2) of all Portfolios underperformed their primary and composite benchmarks.

Over the 12 month period, Class 1 shares of all Portfolios underperformed their primary and composite benchmarks. Class 2 shares of all Portfolios, except for Tax-Aware Overlay A Portfolio, underperformed their primary and composite benchmarks. Tax-Aware Overlay A Portfolio underperformed its primary benchmark but outperformed its composite benchmark for the 12 month period.

Tax-Aware Overlay A is more diversified than its composite benchmark with an allocation to Real Assets including, REITs, Commodities, and Commodity Producer stocks. In both periods, Real Assets were a detractor. Security selection in the actively-managed portions held within the Portfolios contributed to performance relative to their composite benchmarks for both the six- and 12-month periods ended September 30, 2015. Dynamic adjustments to asset class exposures detracted for all Portfolios.

(Portfolio Manager Commentary continued on next page)

2	Sanford C. Bernstein Fund, Inc.

Portfolio Manager Commentary (continued)

The Portfolios are not designed to be used as stand-alone investments. The performance and objectives of the Portfolios should be evaluated only in the context of the Private Client’s complete investment program. From the fourth quarter of 2014 through the end of the second quarter of 2015 the Portfolios were positioned in a way that private client accounts were generally overweight equities. At the beginning the third quarter of 2015, the Portfolios moved the private client accounts to a neutral weight and then shifted to an underweight to equity as volatility spiked in late August. These changes were largely implemented through the use of stock index and bond futures, currency forwards and swaps. In the 6-month period, these actions reduced Private Client account volatility and detracted from performance and in the 12-month period increased Private Client account volatility and modestly detracted from performance.

The Portfolios largely use derivatives to make shifts in asset class exposures, as this allows rapid and efficient changes without disrupting the underlying individual stock and bond holdings. In both the six- and 12- month periods, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N used interest rate swaps used to manage the portfolio yield curve position and duration were utilized for hedging and investment purposes, which added to returns for Overlay B, not used for Tax-Aware Overlay N and immaterial for the rest. In both the six- and 12- month periods, the Portfolios used total return swaps for hedging and investment purposes, which added to performance during both periods for Overlay A and just the 12 month period of Tax-Aware Overlay A; it detracted from both periods for Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N. In both the six- and 12- month periods, the Portfolios used Treasury futures to manage the portfolio yield curve position and duration for hedging and investment purposes, which detracted to performance during the 6-month period as well as the 12-month period for Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N; it added to performance for the 12-month period of Overlay A, Tax-Aware Overlay A and Overlay B. Currencies for hedging and investment purposes detracted from returns during both periods of Overlay B; contributed during the 12-month period for Overlay A, Tax-Aware Overlay A, Tax-Aware overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N. Purchased options were used for hedging and investment purposes, which detracted from returns for both periods for all portfolios and added to returns for Tax Aware Overlay C. Written options were used for hedging and investment purposes, which added to performance for both periods. Written swaptions were used for hedging and investment purposes, which detracted from performance for both periods for Overlay B. Inflation Swaps were used for hedging purposes and detracted from Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C, and Tax-Aware Overlay N over both periods. Credit Default Swaps were used in Overlay B for investment purposes and added to performance.

Market Review and Investment Strategy

The beginning of the twelve-month period was marked by the end of the third phase of quantitative easing by the US Federal Reserve, a sudden fall in oil prices and a drop in interest rates. On average, the period had very low volatility but recurring worries about China and Greece led to multiple spikes in volatility. At the end of August, 2015, China and other emerging markets growth concerns combined with Chinese currency devaluation caused a spike in volatility and drawdown in stock markets. Emerging market concerns have also contributed to losses in commodities over the period. Bonds rose as interest rates fell toward the end of 2014. Through the early part of 2015, bonds fell but then rose again as volatility in equity markets surged in August. REITs —given their interest rate sensitivity—moved in a directionally similar fashion to bonds with larger swings in both directions. Uncertainty around the Federal Reserve’s plans to raise interest rates also contributed to fluctuations in volatility.

From October 2014 to June 2015 the Portfolios acted to maintain an equity overweight due to higher expected returns for stocks over bonds and lower than average volatility. In early July, they shifted the equity position to neutral given diminished return expectations and given that volatility had moved to above average levels. In late August as risk elevated, the Portfolios moved to an underweight that was maintained through the end of September. Within equities, they maintained an overweight in Japanese equities for the full twelve month period supported by accommodative actions by the Bank of Japan. Early in the period, the Portfolios held an overweight to European equities but moved to an underweight after this region outperformed. Relatively favorable growth prospects in the United States led to a hedge of a basket of foreign currencies back to the dollar. This overweight to the dollar was maintained through the entire period. As the Portfolios went underweight equity in August, the duration of their bond holdings was cut to modify the interest rate risk.

2015 Annual Report	3

Disclosures and Risks (Unaudited)

Benchmark Disclosure

None of the following indices or averages reflects fees and expenses associated with the active management of a mutual fund portfolio. The Standard & Poor’s (“S&P”) 500® Index includes 500 U.S. stocks and is a common representation of the performance of the overall U.S. stock market. The Morgan Stanley Capital International Europe, Australasia, Far East (“MSCI EAFE”) Index (free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI Emerging Markets (“EM”) Index (free float–adjusted, market capitalization weighted) represents the equity market performance of emerging markets. The MSCI EAFE Index and the MSCI EM Index values are calculated using net returns. Net returns approximate the minimum possible dividend reinvestment—the dividend reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. The Financial Times Stock Exchange® European Public Real Estate Association/National Association of Real Estate Investment Trusts Developed Real Estate (“FTSE EPRA/NAREIT Developed RE”) Index is a free-float adjusted index designed to track the performance of listed real estate companies and real estate investment trusts (“REITs”) worldwide. The Barclays Global Aggregate Bond Index (U.S. dollar hedged) represents the performance of the global investment-grade developed fixed income markets. The Barclays U.S. Aggregate Bond Index represents the performance of securities within the U.S. investment-grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities. The Barclays 5-Year General Obligation (“GO”) Municipal Bond Index represents the performance of long-term, investment-grade tax-exempt bonds with maturities ranging from four to six years. The Barclays 1–10 Year Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment-grade bonds.

The composite benchmark for a Portfolio is a customized benchmark and uses index returns to represent performance of the asset classes. The Composite Benchmark for Overlay A is 47.6% S&P 500 Index, 17% MSCI EAFE Index, 3.4% MSCI EM Index, 12% FTSE EPRA/NAREIT Developed RE Index, 20% Barclays U.S. Aggregate Bond Index. The Composite Benchmark for Tax Aware Overlay A is 56% S&P 500 Index, 20% MSCI EAFE Index, 4% MSCI EM Index, 20% Barclays 1–10 Year Municipal Bond Index. The Composite Benchmark for Overlay B is 18.9% S&P 500 Index, 6.75% MSCI EAFE Index, 1.35% MSCI EM Index, 3% FTSE EPRA/NAREIT Developed RE Index, 70% Barclays U.S. Aggregate Bond Index. The Composite Benchmark for Tax Aware Overlay B, C and N is 21% S&P 500 Index, 7.5% MSCI EAFE Index, 1.5% MSCI EM Index, 70% Barclays 1–10 Year Municipal Bond Index. The S&P 500 Index, MSCI EAFE Index and MSCI EM Index represent the allocation to global stocks, the FTSE EPRA/NAREIT Developed RE Index represents the allocation to real estate, the Barclays 1–10 Year Municipal Bond Index, the Barclays 5-Year GO Municipal Bond Index and the Barclays U.S. Aggregate Bond Index represent the allocation to bonds.

MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Investors cannot invest directly in indices, and their results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

All Overlay Portfolios:

The share price of the Portfolios will fluctuate and you may lose money. There is no guarantee that the Portfolios will achieve their investment objective.

The Portfolios are intended to be used as part of a broader investment program administered directly by Bernstein. The performance and objectives of the Portfolios should be evaluated only in the context of the Private Client’s complete investment program. Changes in value of the Portfolios may be particularly pronounced because the Portfolios are managed in such a fashion as to affect the investor’s assets subject to that broader investment program. The Portfolios are NOT designed to be used as a stand-alone investment.

Market Risk: The Portfolio is subject to market risk, which is the risk that stock or bond prices in general may decline over short or extended periods. In the past several years, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. Recently, some securities markets,

Disclosures and Risks continued on next page

4	Sanford C. Bernstein Fund, Inc.

Disclosures and Risks (continued)

particularly in Europe and Asia, have been very volatile and have declined in value significantly. These market conditions may continue, worsen, or spread. The U.S. Government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates low. Other governments have tried to support markets by buying stocks. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has terminated certain of its market support activities. Further reduction or withdrawal of Federal Reserve or other US or non-US governmental or central bank support could negatively affect financial markets generally, raise interest rates, increase market volatility, and reduce the value and liquidity of securities in which the Portfolio invests.

Current political uncertainty surrounding the European Union (EU) and its membership may increase market volatility. The financial instability of some countries in the EU, including Greece, Italy and Spain, together with the risk of that financial instability impacting other more stable countries, may increase the risk of investing in companies in Europe and worldwide. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but its decisions may not produce the desired results. The Portfolios do not seek to control risk relative to, or to outperform, a particular securities market benchmark. In some cases, derivative and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios.

Allocation Risk: The allocation of investments among different global asset classes may have a significant effect on the Portfolios’ net asset value (“NAV”) when one of these asset classes is performing more poorly than others. As both the direct investments and derivative positions will be periodically rebalanced to reflect the Adviser’s view of market and economic conditions, there will be transaction costs which may be, over time, significant. In addition, there is a risk that certain asset allocation decisions may not achieve the desired results and, as a result, the Portfolios may incur significant losses.

Derivatives Risk: The Portfolios intend to use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. The U.S. Government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance.

Leverage Risk: Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment by attempting to enhance return or value without increasing the investment amount. Leverage can magnify the effects of changes in the value of the Portfolios’ investments and make them more volatile. The use of leverage may cause the Portfolios to liquidate portfolio positions when it may not be advantageous to do so.

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment

Disclosures and Risks continued on next page

2015 Annual Report	5

Disclosures and Risks (continued)

in the Portfolio. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Portfolio shares.

Redemption Risk: The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Cybersecurity Risk: Cybersecurity incidents may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolio, the Adviser, and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Foreign (Non-U.S.) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Emerging Markets Securities Risk: The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty.

Foreign Currency Risk: This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios.

For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar).

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

Interest Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolios’ investments in fixed-income debt securities such as bonds and notes. The Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government policy initiatives and market reaction to those initiatives. Increases in interest rates may cause the value of the Portfolio’s investments to decline and this decrease in value may not be offset by higher income from new investments. The Portfolios will experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from a Portfolio.

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Commodity Risk: The value of commodity-linked derivatives, exchange traded notes and ETFs may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a

Disclosures and Risks continued on next page

6	Sanford C. Bernstein Fund, Inc.

Disclosures and Risks (continued)

particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis.

Mortgage-Related Securities Risk: Mortgage-related securities represent interests in “pools” of mortgages, including consumer loans or receivables held in trust. Mortgage-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. When this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk: The Portfolios may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Real Estate Related Securities Risk: Investing in real estate related securities includes, among others, the following risks: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including other AllianceBernstein mutual funds and ETFs, are subject to market and selection risk. In addition, if the Portfolios acquire shares of investment companies, shareholders bear both their proportionate share of expenses in the Portfolios (including management and advisory fees) and, indirectly, the expenses of the investment companies.

Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of

Disclosures and Risks continued on next page

2015 Annual Report	7

Disclosures and Risks (continued)

municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods an increasing number of municipal issuers have defaulted on obligations, commenced insolvency proceedings, or suffered downgrades of their credit ratings. Financial difficulties of municipal issuers may continue or get worse. To the extent the Portfolios invest in a particular state’s municipal securities, they may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes and earthquakes. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

The Portfolios may invest in municipal securities of issuers in Puerto Rico or other U.S. territories, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of most other U.S. issuers of tax-exempt securities. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico’s downturn was particularly severe, and it continues to face a very challenging economic and fiscal environment. As a result, securities issued by many Puerto Rican issuers have low credit ratings or are on “negative watch” by credit rating organizations, and markets in such securities have been volatile. If the economic situation in Puerto Rico persists or worsens, the volatility and credit quality of Puerto Rican municipal securities could be adversely affected, and the market for such securities may experience continued volatility.

On June 28, 2015, the Governor of Puerto Rico indicated that the Commonwealth would be unable to fully pay its debt. On August 3, 2015, Puerto Rico defaulted on its debt for the first time. The prices of Puerto Rico municipal securities have dropped significantly since the Governor’s announcement. Puerto Rico municipal securities may continue to decline in value and could become difficult or impossible to sell. If issuers of Puerto Rico municipal securities default on their obligations under securities held by the Portfolio, the Portfolio may lose the value of those investments.

Tax Risk: There is no guarantee that all of the Portfolios’ municipal bond income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolios by increasing taxes on that income. In such event, the Portfolios’ NAV could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolio or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolio would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolio’s yield.

An Important Note About Historical Performance

Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolios have been deducted.

The performance shown on page 9 represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling 212.756.4097. The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance assumes reinvestment of distributions and does not account for taxes.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolios carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, click on “Private Clients”, then “Investments”, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports” or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097 or contact your Bernstein Advisor. Please read the prospectus and/or summary prospectus carefully before investing. 2015

8	Sanford C. Bernstein Fund, Inc.

Historical Performance (Unaudited)

Overlay Portfolios vs. Their Benchmarks

THROUGH SEPTEMBER 30, 2015	CLASS	PAST SIX MONTHS	PAST 12 MONTHS	5 YEAR	SINCE INCEPTION	INCEPTION DATE
Overlay A Portfolio†	1	-6.93%	-2.86%	5.61%	6.52%	2/8/2010
Return after taxes on Distributions*		-6.93%	-4.24%	4.65%	5.66%
Return after taxes on Distributions and sale of shares*		-3.93%	-0.67%	4.24%	5.01%
	2	-6.92%	-2.78%	5.81%	6.71%
Return after taxes on Distributions*		-6.92%	-4.21%	4.79%	5.81%
Return after taxes on Distributions and sale of shares*		-3.92%	-0.61%	4.39%	5.15%
Composite Benchmark		-6.20%	-1.32%	8.66%	9.67%
S&P 500 Index		-6.18%	-0.61%	13.34%	13.53%
Tax-Aware Overlay A Portfolio†	1	-6.84%	-2.45%	5.68%	6.36%	2/8/2010
Return after taxes on Distributions*		-6.84%	-3.79%	5.18%	5.91%
Return after taxes on Distributions and sale of shares*		-3.87%	-0.29%	4.49%	5.05%
	2	-6.82%	-2.27%	5.88%	6.57%
Return after taxes on Distributions*		-6.82%	-3.66%	5.34%	6.09%
Return after taxes on Distributions and sale of shares*		-3.86%	-0.15%	4.65%	5.22%
Composite Benchmark		-5.92%	-2.36%	8.81%	9.45%
S&P 500 Index		-6.18%	-0.61%	13.34%	13.53%
Overlay B Portfolio†	1	-4.21%	-1.10%	3.51%	4.57%	2/8/2010
Return after taxes on Distributions*		-4.21%	-2.81%	1.95%	3.18%
Return after taxes on Distributions and sale of shares*		-2.38%	-0.36%	2.21%	3.11%
	2	-4.12%	-0.98%	3.68%	4.72%
Return after taxes on Distributions*		-4.12%	-2.73%	2.07%	3.28%
Return after taxes on Distributions and sale of shares*		-2.33%	-0.29%	2.32%	3.20%
Composite Benchmark		-2.61%	1.30%	5.30%	6.13%
Barclays Global Aggregate Bond Index (U.S. dollar hedged)		-0.91%	3.14%	3.51%	4.03%
Tax-Aware Overlay B Portfolio†	1	-2.79%	-0.60%	3.73%	4.41%	2/8/2010
Return after taxes on Distributions*		-2.79%	-1.18%	2.92%	3.68%
Return after taxes on Distributions and sale of shares*		-1.58%	-0.05%	2.83%	3.38%
	2	-2.70%	-0.49%	3.88%	4.56%
Return after taxes on Distributions*		-2.70%	-1.08%	3.06%	3.82%
Return after taxes on Distributions and sale of shares*		-1.53%	0.05%	2.97%	3.52%
Composite Benchmark		-1.72%	0.58%	5.27%	5.77%
Barclays 5-Year GO Municipal Bond Index		1.05%	1.85%	2.53%	2.93%
Tax-Aware Overlay C Portfolio†	1	-2.79%	-0.72%	3.56%	4.33%	2/8/2010
Return after taxes on Distributions*		-2.79%	-1.28%	2.73%	3.58%
Return after taxes on Distributions and sale of shares*		-1.58%	-0.15%	2.66%	3.29%
	2	-2.79%	-0.61%	3.71%	4.48%
Return after taxes on Distributions*		-2.79%	-1.19%	2.87%	3.72%
Return after taxes on Distributions and sale of shares*		-1.58%	-0.06%	2.80%	3.42%
Composite Benchmark		-1.72%	0.58%	5.27%	5.77%
Barclays 5-Year GO Municipal Bond Index		1.05%	1.85%	2.53%	2.93%

See Disclosures, Risks and Note about Historical Performance on pages 4–8.

(Historical Performance continued on next page)

2015 Annual Report	9

Historical Performance (continued from previous page)

THROUGH SEPTEMBER 30, 2015	CLASS	PAST SIX MONTHS	PAST 12 MONTHS	5 YEAR	SINCE INCEPTION	INCEPTION DATE
Tax-Aware Overlay N Portfolio†	1	-2.81%	-0.68%	3.58%	4.29%	2/8/2010
Return after taxes on Distributions*		-2.81%	-1.26%	2.72%	3.53%
Return after taxes on Distributions and sale of shares*		-1.59%	-0.08%	2.67%	3.25%
	2	-2.80%	-0.57%	3.73%	4.44%
Return after taxes on Distributions*		-2.80%	-1.16%	2.86%	3.66%
Return after taxes on Distributions and sale of shares*		-1.59%	0.01%	2.80%	3.38%
Composite Benchmark		-1.72%	0.58%	5.27%	5.77%
Barclays 5-Year GO Municipal Bond Index		1.05%	1.85%	2.53%	2.93%

The current prospectus fee table shows the total operating expense ratios for Class 1 and Class 2 shares as 1.17% and 0.97% for Overlay A; 1.15% and 0.95% for Tax-Aware Overlay A; 0.86% and 0.71% for Overlay B; 0.84% and 0.69% for Tax-Aware Overlay B; 0.88% and 0.73% for Tax-Aware Overlay C; and 0.90% and 0.75% for Tax-Aware Overlay N. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

There are no sales charges associated with an investment in the Bernstein funds. Total returns and average annual returns are therefore the same. The Composite Benchmark for Overlay A is 47.6% S&P 500 Index, 17% MSCI EAFE Index, 3.4% MSCI EM Index, 12% FTSE EPRA/NAREIT Developed RE, 20% Barclays U.S. Aggregate Bond Index. The Composite Benchmark for Tax Aware Overlay A is 56% S&P 500 Index, 20% MSCI EAFE Index, 4% MSCI EM Index, 20% Barclays 1-10 Year Municipal Bond Index. The Composite Benchmark for Overlay B is 18.9% S&P 500 Index, 6.75% MSCI EAFE Index, 1.35% MSCI EM Index, 3% FTSE EPRA/NAREIT Developed RE Index, 70% Barclays U.S. Aggregate Bond Index. The Composite Benchmark for Tax Aware Overlay B, C and N is 21% S&P 500 Index, 7.5% MSCI EAFE Index, 1.5% MSCI EM Index, 70% Barclays 1-10 Year Municipal Bond Index.

The Portfolios are not stand alone Portfolios and are used only in conjunction with globally diversified Private Client portfolios.

†	The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the Financial Highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

*	After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

See Disclosures, Risks and Note about Historical Performance on pages 4–8.

(Historical Performance continued on next page)

10	Sanford C. Bernstein Fund, Inc.

Historical Performance (continued from previous page)

Overlay A Class I Shares	Tax-Aware Overlay B Class I Shares
Growth of $25,000*	Growth of $25,000*

Tax-Aware Overlay A Class I Shares	Tax-Aware Overlay C Class I Shares
Growth of $25,000*	Growth of $25,000*

Overlay B Class I Shares	Tax-Aware Overlay N Class I Shares
Growth of $25,000*	Growth of $25,000*

The Composite Benchmark for Overlay A is 47.6% S&P 500 Index, 17% MSCI EAFE Index, 3.4% MSCI EM Index, 12% FTSE EPRA/NAREIT Developed RE, 20% Barclays U.S. Aggregate Bond Index. The Composite Benchmark for Tax Aware Overlay A is 56% S&P 500 Index, 20% MSCI EAFE Index, 4% MSCI EM Index, 20% Barclays 1-10 Year Municipal Bond Index. The Composite Benchmark for Overlay B is 18.9% S&P 500 Index, 6.75% MSCI EAFE Index, 1.35% MSCI EM Index, 3% FTSE EPRA/NAREIT Developed RE Index, 70% Barclays U.S. Aggregate Bond Index.

The Composite Benchmark for Tax Aware Overlay B, C and N is 21% S&P 500 Index, 7.5% MSCI EAFE Index, 1.5% MSCI EM Index, 70% Barclays 1-10 Year Municipal Bond Index.

*	Each chart shows the growth of $25,000 since inception to the period ended September 30, 2015.

See Disclosures, Risks and Note about Historical Performance on pages 4–8.

2015 Annual Report	11

Expense Example—September 30, 2015 (Unaudited)

Fund Expenses—As a shareholder of the Fund, you incur various ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE APRIL 1, 2015	ENDING ACCOUNT VALUE SEPTEMBER 30, 2015	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*
Overlay A
Class 1
Actual	$1,000	$929.90	$5.56	1.15%
Hypothetical**	$1,000	$1,019.30	$5.82	1.15%
Class 2
Actual	$1,000	$930.80	$4.60	0.95%
Hypothetical**	$1,000	$1,020.31	$4.81	0.95%

Tax-Aware Overlay A
Class 1
Actual	$1,000	$930.80	$5.47	1.13%
Hypothetical**	$1,000	$1,019.40	$5.72	1.13%
Class 2
Actual	$1,000	$931.80	$4.50	0.93%
Hypothetical**	$1,000	$1,020.41	$4.71	0.93%

Overlay B
Class 1
Actual	$1,000	$956.90	$4.27	0.87%
Hypothetical**	$1,000	$1,020.71	$4.41	0.87%
Class 2
Actual	$1,000	$957.90	$3.53	0.72%
Hypothetical**	$1,000	$1,021.46	$3.65	0.72%

Tax-Aware Overlay B
Class 1
Actual	$1,000	$972.10	$4.15	0.84%
Hypothetical**	$1,000	$1,020.86	$4.26	0.84%
Class 2
Actual	$1,000	$973.00	$3.41	0.69%
Hypothetical**	$1,000	$1,021.61	$3.50	0.69%

Tax-Aware Overlay C
Class 1
Actual	$1,000	$972.10	$4.40	0.89%
Hypothetical**	$1,000	$1,020.61	$4.51	0.89%
Class 2
Actual	$1,000	$972.10	$3.66	0.74%
Hypothetical**	$1,000	$1,021.36	$3.75	0.74%

Tax-Aware Overlay N
Class 1
Actual	$1,000	$971.00	$4.40	0.89%
Hypothetical**	$1,000	$1,020.61	$4.51	0.89%
Class 2
Actual	$1,000	$972.00	$3.66	0.74%
Hypothetical**	$1,000	$1,021.36	$3.75	0.74%

*	Expenses are equal to the Classes’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

12	Sanford C. Bernstein Fund, Inc.

Portfolio Summary—September 30, 2015 (Unaudited)

PORTFOLIO BREAKDOWN*	OVERLAY A PORTFOLIO	TAX AWARE OVERLAY A PORTFOLIO
Global Equity
US	36.1%	36.3%
Developed International	13.7%	13.8%
Emerging Markets	3.7%	3.7%

Real Assets	6.5%	5.7%

Global Bond
US	20.4%	17.1%
Developed International	-5.8%	0.0%

PORTFOLIO BREAKDOWN*	OVERLAY B PORTFOLIO	TAX AWARE OVERLAY B PORTFOLIO
Global Equity
US	13.0%	15.4%
Developed International	4.9%	5.7%
Emerging Markets	1.3%	1.5%

Global Credit
Investment Grade	10.8%	0.0%

Real Assets	3.2%	0.0%

Global Bond
US	50.8%	69.0%
Developed International	1.7%	0.0%

Inflation-Linked Securities	9.7%	0.0%

PORTFOLIO BREAKDOWN*	TAX AWARE OVERLAY C PORTFOLIO	TAX AWARE OVERLAY N PORTFOLIO
Global Equity
US	15.4%	15.3%
Developed International	5.8%	5.7%
Emerging Markets	1.5%	1.5%

Global Bond
US	69.0%	68.9%

*	All data are as of September 30, 2015. The Fund’s portfolio breakdown includes derivative exposure and is expressed as approximate percentages of the Fund’s total net assets, based on the Adviser’s internal classification. The percentages will vary over time, and the total of the percentages may be less than or greater than 100% in light of the leveraging effect of the derivative transactions.

2015 Annual Report	13

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Overlay A Portfolio

September 30, 2015

Company	Shares	U.S. $ Value

COMMON STOCKS–62.5%
Information Technology–12.7%
Communications Equipment–0.4%
Brocade Communications Systems, Inc.	408,290	$4,238,050
BYD Electronic International Co., Ltd.(a)	412,500	258,268
Ciena Corp.(a)	11,590	240,145
F5 Networks, Inc.(a)	20,500	2,373,900
Finisar Corp.(a)	26,280	292,496
Palo Alto Networks, Inc.(a)	1,779	305,988
Polycom, Inc.(a)	23,820	249,634
VTech Holdings Ltd.	31,000	367,844

		8,326,325

Electronic Equipment, Instruments & Components–0.6%
Amphenol Corp.–Class A	125,850	6,413,316
Avnet, Inc.	11,520	491,674
CDW Corp./DE	11,850	484,191
Celestica, Inc.(a)	17,300	222,997
Celestica, Inc. (Toronto)(a)	32,760	421,744
China Railway Signal & Communication Corp., Ltd.(a)(b)	326,400	262,803
Insight Enterprises, Inc.(a)	6,730	173,971
Ju Teng International Holdings Ltd.	198,000	98,457
Keysight Technologies, Inc.(a)	12,260	378,098
Largan Precision Co., Ltd.	6,000	468,269
PAX Global Technology Ltd.	134,000	139,704
Samsung Electro-Mechanics Co., Ltd.	2,180	118,815
TTM Technologies, Inc.(a)	20,410	127,154
Vishay Intertechnology, Inc.	39,490	382,658
Zebra Technologies Corp.–Class A(a)	3,992	305,588

		10,489,439

Internet Software & Services–2.5%
Alibaba Group Holding Ltd. (Sponsored ADR)(a)	1,881	110,923
Baidu, Inc. (Sponsored ADR)(a)	12,390	1,702,510
CoStar Group, Inc.(a)	3,410	590,135
eBay, Inc.(a)	241,633	5,905,510
Facebook, Inc.–Class A(a)	164,216	14,763,018
Google, Inc.–Class A(a)	11,100	7,085,907
Google, Inc.–Class C(a)	23,666	14,398,868
GrubHub, Inc.(a)	7,608	185,179
HomeAway, Inc.(a)	10,852	288,012
Just Dial Ltd.	8,398	126,622
Moneysupermarket.com Group PLC	144,280	738,714
Pandora Media, Inc.(a)	13,070	278,914
Tencent Holdings Ltd.	93,900	1,585,282

		47,759,594

IT Services–2.3%
Amadeus IT Holding SA–Class A	32,510	1,392,895
Amdocs Ltd.	129,206	7,349,238
Company	Shares	U.S. $ Value

Booz Allen Hamilton Holding Corp.	17,670	$463,131
CGI Group, Inc.–Class A(a)	9,710	351,801
Fiserv, Inc.(a)	78,400	6,790,224
Genpact Ltd.(a)	14,160	334,318
HCL Technologies Ltd.	86,210	1,296,651
Obic Co., Ltd.	31,600	1,445,518
Otsuka Corp.	14,500	706,493
QIWI PLC (Sponsored ADR)	7,713	124,333
SCSK Corp.	10,200	382,913
Tata Consultancy Services Ltd.	38,750	1,529,956
Vantiv, Inc.–Class A(a)	12,620	566,890
VeriFone Systems, Inc.(a)	9,754	270,478
Visa, Inc.–Class A	219,200	15,269,472
Wirecard AG	5,290	253,296
Xerox Corp.	541,800	5,271,714

		43,799,321

Semiconductors & Semiconductor Equipment–1.1%
Advanced Micro Devices, Inc.(a)	51,960	89,371
Advanced Semiconductor Engineering, Inc.	856,000	932,685
Advanced Semiconductor Engineering, Inc. (ADR)	47,410	260,281
Applied Materials, Inc.	477,519	7,014,754
Cavium, Inc.(a)	4,683	287,396
Fairchild Semiconductor International, Inc.(a)	33,130	465,145
Hua Hong Semiconductor Ltd.(a)(b)	178,000	180,584
Infineon Technologies AG	142,560	1,601,723
Kinsus Interconnect Technology Corp.	106,000	203,988
Lam Research Corp.	3,280	214,282
Mellanox Technologies Ltd.(a)	5,130	193,863
Novatek Microelectronics Corp.	306,000	960,715
ON Semiconductor Corp.(a)	42,808	402,395
Radiant Opto-Electronics Corp.	42,000	130,427
SCREEN Holdings Co., Ltd.	357,000	1,745,913
Sumco Corp.	171,600	1,539,066
Taiwan Semiconductor Manufacturing Co., Ltd.	416,000	1,667,193
Taiwan Semiconductor Manufacturing Co., Ltd. (Sponsored ADR)	14,940	310,005
Tokyo Electron Ltd.	44,700	2,110,520

		20,310,306

Software–3.1%
ANSYS, Inc.(a)	92,847	8,183,534
Aspen Technology, Inc.(a)	3,163	119,909
Barracuda Networks, Inc.(a)	2,908	45,307
Cadence Design Systems, Inc.(a)	27,257	563,675
Constellation Software, Inc./Canada	1,170	490,400
Dassault Systemes	31,700	2,342,789
Electronic Arts, Inc.(a)	85,356	5,782,869
Guidewire Software, Inc.(a)	7,600	399,608
Microsoft Corp.(c)	460,690	20,390,139
Mobileye NV(a)	76,210	3,466,031
NetSuite, Inc.(a)	4,903	411,362
NICE-Systems Ltd.	16,143	904,151
Nintendo Co., Ltd.	7,000	1,179,862
Oracle Corp.	185,805	6,711,277
Oracle Corp. Japan	36,200	1,528,690

14	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

Qlik Technologies, Inc.(a)	4,040	$147,258
Sage Group PLC (The)	37,170	281,212
SAP SE	6,087	394,338
ServiceNow, Inc.(a)	44,997	3,125,042
SolarWinds, Inc.(a)	5,834	228,926
Tableau Software, Inc.–Class A(a)	4,799	382,864
Take-Two Interactive Software, Inc.(a)	12,044	346,024
Ultimate Software Group, Inc. (The)(a)	2,682	480,105

		57,905,372

Technology Hardware, Storage & Peripherals–2.7%
Apple, Inc.(c)	285,047	31,440,684
Asustek Computer, Inc.	27,000	232,146
Catcher Technology Co., Ltd.	47,000	502,463
EMC Corp./MA	212,400	5,131,584
Hewlett-Packard Co.	420,000	10,756,200
NCR Corp.(a)	18,200	414,050
Samsung Electronics Co., Ltd.	1,520	1,458,369
Samsung Electronics Co., Ltd. (GDR) (London)(b)	740	349,966
Samsung Electronics Co., Ltd. (Preference Shares)	60	46,576

		50,332,038

		238,922,395

Consumer Discretionary–11.1%
Auto Components–0.9%
Aisin Seiki Co., Ltd.	47,200	1,583,652
Continental AG	8,140	1,738,588
Dana Holding Corp.	19,590	311,089
Hankook Tire Co., Ltd.	48,910	1,637,364
Lear Corp.	3,350	364,413
Magna International, Inc.–Class A	133,364	6,402,806
Plastic Omnium SA	30,360	697,443
Sumitomo Electric Industries Ltd.	140,800	1,801,277
Tenneco, Inc.(a)	6,070	271,754
Valeo SA	15,870	2,154,780

		16,963,166

Automobiles–0.5%
Chongqing Changan Automobile Co., Ltd.–Class B	60,800	102,729
Ford Motor Co.	179,919	2,441,501
Honda Motor Co., Ltd.	95,300	2,844,390
Kia Motors Corp.	5,560	252,041
Peugeot SA(a)	167,040	2,531,083
Tata Motors Ltd. (Sponsored ADR)(a)	8,082	181,845
Tata Motors Ltd.–Class A(a)	45,757	151,263
Toyota Motor Corp.	28,600	1,674,470

		10,179,322

Diversified Consumer Services–0.2%
Bright Horizons Family Solutions, Inc.(a)	8,509	546,618
Estacio Participacoes SA	147,400	524,238
Grand Canyon Education, Inc.(a)	10,882	413,407
Kroton Educacional SA	126,200	245,428
Company	Shares	U.S. $ Value

New Oriental Education & Technology Group, Inc. (Sponsored ADR)	14,841	$299,937
TAL Education Group (ADR)(a)	65,615	2,109,522

		4,139,150

Hotels, Restaurants & Leisure–1.6%
Betfair Group PLC	12,130	611,334
Bloomin’ Brands, Inc.	21,820	396,688
Buffalo Wild Wings, Inc.(a)	1,620	313,357
Domino’s Pizza Group PLC	45,660	614,377
Echo Entertainment Group Ltd.	106,140	363,186
Habit Restaurants, Inc. (The)(a)	10,878	232,898
McDonald’s Corp.	67,734	6,673,831
Melco International Development Ltd.	636,000	778,565
Merlin Entertainments PLC(b)	170,968	963,334
NagaCorp Ltd.	162,000	97,418
Norwegian Cruise Line Holdings Ltd.(a)	8,244	472,381
Sodexo SA	32,350	2,684,214
Starbucks Corp.	214,123	12,170,751
Tatts Group Ltd.	390,813	1,036,897
William Hill PLC	123,400	656,319
Wyndham Worldwide Corp.	6,546	470,658
Yum! Brands, Inc.	13,940	1,114,503

		29,650,711

Household Durables–0.1%
Even Construtora e Incorporadora SA	65,100	56,487
Helen of Troy Ltd.(a)	3,320	296,476
Meritage Homes Corp.(a)	9,340	341,097
PulteGroup, Inc.	14,690	277,200
Skyworth Digital Holdings Ltd.	480,000	327,954
Tempur Sealy International, Inc.(a)	7,723	551,654

		1,850,868

Internet & Catalog Retail–0.5%
JD.com, Inc. (ADR)(a)	7,379	192,297
Priceline Group, Inc. (The)(a)	7,286	9,011,762
Vipshop Holdings Ltd. (ADR)(a)	41,780	701,904

		9,905,963

Leisure Products–0.1%
Bandai Namco Holdings, Inc.	66,700	1,548,021

Media–2.6%
AMC Networks, Inc.–Class A(a)	5,219	381,874
Cable One, Inc.(a)	590	247,458
Cineplex, Inc.	7,760	275,801
Comcast Corp.–Class A	235,132	13,374,308
CTS Eventim AG & Co. KGaA	34,978	1,297,359
Liberty Global PLC–Class A(a)	5,043	216,546
Liberty Global PLC–Series C(a)	60,542	2,483,433
Naspers Ltd.–Class N	6,900	864,757
RELX PLC	54,890	941,442
Rightmove PLC	6,260	346,221
Scholastic Corp.	4,780	186,229
Sky PLC	22,890	362,143
Surya Citra Media Tbk PT	369,500	69,480
Thomson Reuters Corp.	26,910	1,081,643
Time Warner, Inc.	118,489	8,146,119

2015 Annual Report	15

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

Vivendi SA	107,984	$2,558,323
Walt Disney Co. (The)(c)	141,435	14,454,657
Wolters Kluwer NV	37,860	1,167,577
WPP PLC	40,500	843,170

		49,298,540

Multiline Retail–1.2%
B&M European Value Retail SA	482,272	2,379,440
Big Lots, Inc.	10,060	482,075
Dillard’s, Inc.–Class A	2,950	257,800
Dollar General Corp.	155,538	11,267,173
Kohl’s Corp.	146,547	6,786,591
Lotte Shopping Co., Ltd.	630	152,262
Matahari Department Store Tbk PT	199,500	220,350
Next PLC	7,800	898,888
Poundland Group PLC	171,810	727,735

		23,172,314

Specialty Retail–2.2%
Caleres, Inc.	8,490	259,200
Card Factory PLC	75,260	446,290
Children’s Place, Inc. (The)	7,120	410,610
Five Below, Inc.(a)	11,450	384,491
Foschini Group Ltd. (The)	14,772	150,015
GameStop Corp.–Class A	160,830	6,627,804
Home Depot, Inc. (The)	131,300	15,163,837
L Brands, Inc.	40,512	3,651,347
L’Occitane International SA	20,250	42,172
Lithia Motors, Inc.–Class A	4,119	445,305
Luk Fook Holdings International Ltd.	18,000	45,211
Murphy USA, Inc.(a)	4,860	267,057
Office Depot, Inc.(a)	42,250	271,245
Pier 1 Imports, Inc.	25,240	174,156
Ross Stores, Inc.	109,312	5,298,353
Select Comfort Corp.(a)	16,058	351,349
Sports Direct International PLC(a)	193,732	2,222,626
Staples, Inc.	238,899	2,802,285
Tractor Supply Co.	5,703	480,877
Ulta Salon Cosmetics & Fragrance, Inc.(a)	3,486	569,438
WH Smith PLC	18,870	447,306

		40,510,974

Textiles, Apparel & Luxury Goods–1.2%
Cie Financiere Richemont SA	33,419	2,600,363
Cie Financiere Richemont SA (Johannesburg)	68,649	534,523
Crocs, Inc.(a)	30,100	389,042
Eclat Textile Co., Ltd.	11,880	188,638
Global Brands Group Holding Ltd.(a)	1,828,000	378,418
HUGO BOSS AG	12,031	1,352,771
NIKE, Inc.–Class B	109,300	13,440,621
Pacific Textiles Holdings Ltd.	268,000	364,118
Samsonite International SA	460,100	1,500,573
Titan Co., Ltd.	39,905	193,468
Under Armour, Inc.–Class A(a)	3,043	294,502
Yue Yuen Industrial Holdings Ltd.	91,500	342,205

		21,579,242

		208,798,271

Company	Shares	U.S. $ Value

Financials–9.6%
Banks–4.7%
Associated Banc-Corp	13,500	$242,595
Australia & New Zealand Banking Group Ltd.	18,560	354,610
Axis Bank Ltd.	41,910	319,212
Banco Davivienda SA (Preference Shares)	16,960	131,712
Banco do Brasil SA	36,400	139,559
Banco Macro SA (ADR)(a)	2,730	104,832
Bangkok Bank PCL (NVDR)	42,600	188,193
Bank Hapoalim BM	392,430	1,974,756
Bank Mandiri Persero Tbk PT	385,000	208,843
Bank of America Corp.	1,095,852	17,073,374
Bank of Baroda	111,640	314,478
Bank of China Ltd.–Class H	1,853,000	799,074
Bank of Communications Co., Ltd.–Class H	150,000	104,557
Bank of Queensland Ltd.	289,546	2,370,353
BOC Hong Kong Holdings Ltd.	301,000	885,782
China CITIC Bank Corp. Ltd.–Class H(a)	266,000	155,237
China Construction Bank Corp.–Class H	1,450,000	967,631
China Development Financial Holding Corp.	377,000	101,702
China Merchants Bank Co., Ltd.–Class H	189,500	461,869
Chongqing Rural Commercial Bank Co., Ltd.–Class H	373,000	213,527
Comerica, Inc.	10,580	434,838
Credicorp Ltd.	3,790	403,104
Danske Bank A/S	128,200	3,874,247
DBS Group Holdings Ltd.	29,100	332,157
DGB Financial Group, Inc.	33,284	295,985
FinecoBank Banca Fineco SpA	62,741	416,950
First Niagara Financial Group, Inc.	28,210	288,024
First Republic Bank/CA	6,714	421,438
Fulton Financial Corp.	24,170	292,457
Hang Seng Bank Ltd.	15,700	283,407
HDFC Bank Ltd. (ADR)	9,000	549,810
Huntington Bancshares, Inc./OH	38,690	410,114
IBERIABANK Corp.	5,197	302,517
ICICI Bank Ltd.	36,100	148,783
ICICI Bank Ltd. (Sponsored ADR)	2,250	18,855
Industrial & Commercial Bank of China Ltd.–Class H	190,000	109,764
ING Groep NV	242,440	3,426,915
Kasikornbank PCL	25,100	117,910
Kasikornbank PCL (NVDR)	25,500	120,451
KB Financial Group, Inc.	66,400	1,973,722
Komercni banka AS	830	179,896
Mitsubishi UFJ Financial Group, Inc.	974,300	5,886,953
OTP Bank PLC	15,990	308,666
Punjab National Bank	76,323	155,363
Resona Holdings, Inc.	145,800	742,887
Seven Bank Ltd.	322,700	1,396,669
Shinhan Financial Group Co., Ltd.	16,230	567,596
Signature Bank/New York NY(a)	3,819	525,342
State Bank of India	19,900	72,433
Sumitomo Mitsui Financial Group, Inc.	16,800	637,061
SVB Financial Group(a)	3,949	456,267
Synovus Financial Corp.	9,740	288,304

16	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

Texas Capital Bancshares, Inc.(a)	5,210	$273,108
UniCredit SpA	290,310	1,809,848
Union Bank of India	33,150	89,134
US Bancorp	245,004	10,047,614
Webster Financial Corp.	8,230	293,235
Wells Fargo & Co.	437,798	22,480,927
Zions Bancorporation	16,370	450,830

		87,995,477

Capital Markets–0.5%
Affiliated Managers Group, Inc.(a)	2,295	392,422
Credit Suisse Group AG (REG)(a)	24,520	589,383
E*TRADE Financial Corp.(a)	11,590	305,165
Goldman Sachs Group, Inc. (The)	11,837	2,056,797
Haitong Securities Co., Ltd.–Class H	24,400	35,556
Lazard Ltd.–Class A	10,087	436,767
Partners Group Holding AG	5,080	1,721,810
Stifel Financial Corp.(a)	6,691	281,691
UBS Group AG	155,171	2,868,820

		8,688,411

Consumer Finance–1.0%
Capital One Financial Corp.	120,200	8,716,904
Discover Financial Services	169,598	8,817,400
Muthoot Finance Ltd.	20,075	50,202
Shriram Transport Finance Co., Ltd.	12,600	176,117
SLM Corp.(a)	33,050	244,570

		18,005,193

Diversified Financial Services–0.5%
BM&FBovespa SA–Bolsa de Valores Mercadorias e Futuros	81,700	228,335
Challenger Ltd./Australia	257,240	1,298,195
Cielo SA	10,020	92,656
GRENKELEASING AG	2,797	443,167
IG Group Holdings PLC	61,430	715,933
Power Finance Corp. Ltd.	45,340	159,110
Premium Leisure Corp.	6,897,800	145,214
Voya Financial, Inc.	168,077	6,516,345

		9,598,955

Insurance–2.5%
Admiral Group PLC	145,380	3,306,488
AIA Group Ltd.	693,400	3,606,197
Allstate Corp. (The)	272,531	15,872,205
American Financial Group, Inc./OH	6,940	478,235
Aon PLC	68,895	6,104,786
Aspen Insurance Holdings Ltd.	10,070	467,953
Assicurazioni Generali SpA	150,271	2,749,388
BB Seguridade Participacoes SA	49,000	306,644
CNO Financial Group, Inc.	25,050	471,191
Direct Line Insurance Group PLC	197,294	1,119,477
Euler Hermes Group	5,897	546,912
First American Financial Corp.	11,900	464,933
Hanover Insurance Group, Inc. (The)	5,810	451,437
Intact Financial Corp.	4,080	286,532
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (REG)	13,650	2,549,335
Company	Shares	U.S. $ Value

New China Life Insurance Co., Ltd.–Class H	33,400	$144,781
NN Group NV	93,750	2,691,302
Ping An Insurance Group Co. of China Ltd.–Class H	23,000	115,080
Prudential PLC	137,500	2,900,772
Sampo Oyj–Class A	6,560	317,485
Samsung Life Insurance Co., Ltd.	990	82,789
StanCorp Financial Group, Inc.	4,160	475,072
T&D Holdings, Inc.	27,600	326,007
Tryg A/S	19,410	377,125
Validus Holdings Ltd.	10,320	465,122

		46,677,248

Real Estate Investment Trusts (REITs)–0.1%
DDR Corp.	17,520	269,458
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	137,700	114,336
Gramercy Property Trust, Inc.	17,510	363,683
LTC Properties, Inc.	9,550	407,498
Mid-America Apartment Communities, Inc.	3,780	309,469
RLJ Lodging Trust	11,560	292,121
STAG Industrial, Inc.	10,030	182,646

		1,939,211

Real Estate Management & Development–0.2%
Ayala Land, Inc.	1,297,000	946,245
China Resources Land Ltd.	64,000	151,124
CIFI Holdings Group Co., Ltd.	1,054,000	187,360
Global Logistic Properties Ltd.	1,671,000	2,402,407
Grupo GICSA SA de CV(a)	231,756	195,907
Huaku Development Co., Ltd.	21,000	36,571
Kaisa Group Holdings Ltd.(a)(d)(e)	204,000	34,440
KWG Property Holding Ltd.	468,000	309,062
Parque Arauco SA	55,563	95,386
SM Prime Holdings, Inc.	139,100	61,623

		4,420,125

Thrifts & Mortgage Finance–0.1%
Essent Group Ltd.(a)	15,549	386,393
Housing Development Finance Corp., Ltd.	116,470	2,156,564
LIC Housing Finance Ltd.	19,440	139,292

		2,682,249

		180,006,869

Health Care–8.3%
Biotechnology–1.3%
ACADIA Pharmaceuticals, Inc.(a)	3,860	127,650
Agios Pharmaceuticals, Inc.(a)	1,335	94,238
Alder Biopharmaceuticals, Inc.(a)	4,931	161,540
Anacor Pharmaceuticals, Inc.(a)	2,060	242,483
Biogen, Inc.(a)	30,100	8,783,481
CSL Ltd.	14,030	882,953
DBV Technologies SA (Sponsored ADR)(a)	4,294	152,823
Dyax Corp.(a)	10,150	193,763
Gilead Sciences, Inc.	140,900	13,834,971
Isis Pharmaceuticals, Inc.(a)	3,870	156,425

2015 Annual Report	17

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

PTC Therapeutics, Inc.(a)	3,324	$88,751
Sage Therapeutics, Inc.(a)	3,288	139,148
TESARO, Inc.(a)	3,460	138,746

		24,996,972

Health Care Equipment & Supplies–0.9%
Align Technology, Inc.(a)	8,571	486,490
Cochlear Ltd.	5,160	303,623
DexCom, Inc.(a)	7,156	614,414
Essilor International SA	5,280	645,048
HeartWare International, Inc.(a)	3,196	167,183
Intuitive Surgical, Inc.(a)	16,059	7,380,395
Medtronic PLC	95,555	6,396,452
Nevro Corp.(a)	8,334	386,614
Penumbra, Inc.(a)	636	25,504
Sartorius AG (Preference Shares)	3,803	903,650
Sirona Dental Systems, Inc.(a)	4,365	407,429

		17,716,802

Health Care Providers & Services–2.5%
Acadia Healthcare Co., Inc.(a)	7,940	526,184
Aetna, Inc.	97,663	10,685,309
Anthem, Inc.	88,426	12,379,640
Bangkok Dusit Medical Services PCL–Class F	43,000	21,917
Diplomat Pharmacy, Inc.(a)	10,997	315,944
Envision Healthcare Holdings, Inc.(a)	11,006	404,911
LifePoint Health, Inc.(a)	5,450	386,405
McKesson Corp.	33,693	6,234,216
Molina Healthcare, Inc.(a)	3,770	259,564
Premier, Inc.–Class A(a)	10,996	377,932
Shanghai Pharmaceuticals Holding Co., Ltd.–Class H	136,300	286,028
Sonic Healthcare Ltd.	92,040	1,183,850
UnitedHealth Group, Inc.	108,278	12,561,331
WellCare Health Plans, Inc.(a)	4,450	383,501

		46,006,732

Life Sciences Tools & Services–0.6%
Eurofins Scientific SE	11,766	3,618,154
ICON PLC(a)	6,322	448,672
Quintiles Transnational Holdings, Inc.(a)	102,100	7,103,097

		11,169,923

Pharmaceuticals–3.0%
Akorn, Inc.(a)	4,702	134,031
Allergan PLC(a)	26,332	7,157,301
Aspen Pharmacare Holdings Ltd.(a)	35,760	760,884
GlaxoSmithKline PLC	193,891	3,721,521
GW Pharmaceuticals PLC (ADR)(a)	1,289	117,776
Jazz Pharmaceuticals PLC(a)	1,202	159,638
Johnson & Johnson	129,900	12,126,165
Lupin Ltd.	5,776	179,412
Merck & Co., Inc.	75,616	3,734,674
Novartis AG (REG)	17,220	1,582,722
Novo Nordisk A/S–Class B	23,681	1,277,935
Pfizer, Inc.	448,402	14,084,307
Recordati SpA	53,500	1,234,541
Company	Shares	U.S. $ Value

Roche Holding AG	26,525	$7,041,633
Sanofi	7,380	702,576
Shionogi & Co., Ltd.	22,900	820,854
Sun Pharmaceutical Industries Ltd.(a)	58,860	781,197
Teva Pharmaceutical Industries Ltd.	12,134	685,742

		56,302,909

		156,193,338

Industrials–7.0%
Aerospace & Defense–2.4%
Airbus Group SE	20,680	1,224,669
Hexcel Corp.	12,921	579,636
L-3 Communications Holdings, Inc.	94,188	9,844,530
Northrop Grumman Corp.	70,625	11,720,219
QinetiQ Group PLC	96,628	330,165
Raytheon Co.	83,705	9,145,608
Rockwell Collins, Inc.	33,077	2,707,022
Safran SA	22,400	1,684,292
Spirit AeroSystems Holdings, Inc.–Class A(a)	6,440	311,310
TransDigm Group, Inc.(a)	2,327	494,278
United Technologies Corp.	56,142	4,996,076
Zodiac Aerospace	92,879	2,132,524

		45,170,329

Air Freight & Logistics–0.1%
bpost SA	37,070	881,510
Expeditors International of Washington, Inc.	8,648	406,888

		1,288,398

Airlines–1.2%
Delta Air Lines, Inc.	170,292	7,641,002
International Consolidated Airlines Group SA(a)	440,020	3,930,636
Japan Airlines Co., Ltd.	65,200	2,307,097
JetBlue Airways Corp.(a)	188,365	4,854,166
Qantas Airways Ltd.(a)	650,750	1,708,461
Ryanair Holdings PLC (Sponsored ADR)	13,670	1,070,361
Turk Hava Yollari AO(a)	63,615	167,836

		21,679,559

Building Products–0.0%
Assa Abloy AB–Class B	24,340	436,557

Commercial Services & Supplies–0.4%
APR Energy PLC(a)	137,724	165,785
Babcock International Group PLC	194,123	2,685,538
Berendsen PLC	32,670	496,829
Park24 Co., Ltd.	51,100	959,033
Regus PLC	546,193	2,541,140

		6,848,325

Construction & Engineering–0.1%
AECOM(a)	16,032	441,040
China Machinery Engineering Corp.–Class H	161,000	139,991
China Railway Group Ltd.–Class H	309,000	283,034
Daelim Industrial Co., Ltd.	3,570	203,292

18	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

EMCOR Group, Inc.	9,630	$426,128
Granite Construction, Inc.	11,190	332,007
Hyundai Engineering & Construction Co., Ltd.	3,360	97,447
IRB Infrastructure Developers Ltd.	85,890	311,760
Quanta Services, Inc.(a)	13,320	322,477

		2,557,176

Electrical Equipment–0.0%
AMETEK, Inc.	7,586	396,900
General Cable Corp.	11,950	142,205
Regal Beloit Corp.	6,150	347,167

		886,272

Industrial Conglomerates–0.7%
Bidvest Group Ltd. (The)	11,110	262,202
Carlisle Cos., Inc.	5,811	507,765
Danaher Corp.(c)	150,057	12,786,357
SM Investments Corp.	11,133	212,216

		13,768,540

Machinery–0.7%
Hoshizaki Electric Co., Ltd.	22,300	1,563,152
IDEX Corp.	7,488	533,895
ITT Corp.	218,086	7,290,615
JTEKT Corp.	132,900	1,860,731
KION Group AG(a)	21,710	964,697
Lincoln Electric Holdings, Inc.	7,172	376,028
Middleby Corp. (The)(a)	4,916	517,114
Oshkosh Corp.	9,580	348,041
Valmont Industries, Inc.	2,345	222,517
Wabtec Corp./DE	4,314	379,848

		14,056,638

Marine–0.1%
Kirby Corp.(a)	6,046	374,550
Nippon Yusen KK	718,000	1,663,917

		2,038,467

Professional Services–0.5%
51job, Inc. (ADR)(a)	7,442	203,911
Bureau Veritas SA	119,382	2,520,186
Capita PLC	157,696	2,864,073
Experian PLC	44,360	712,122
Robert Half International, Inc.	10,458	535,031
Teleperformance	35,381	2,684,616

		9,519,939

Road & Rail–0.6%
CAR, Inc.(a)	246,000	356,721
Central Japan Railway Co.	20,400	3,289,044
Con-way, Inc.	6,910	327,880
Genesee & Wyoming, Inc.–Class A(a)	5,581	329,725
Globaltrans Investment PLC (Sponsored GDR)(a)(b)	18,928	76,071
Ryder System, Inc.	4,650	344,286
Union Pacific Corp.	67,700	5,985,357

		10,709,084

Company	Shares	U.S. $ Value

Trading Companies & Distributors–0.2%
Brenntag AG	21,640	$1,167,560
Bunzl PLC	24,840	666,561
MRC Global, Inc.(a)	26,920	300,158
United Rentals, Inc.(a)	5,220	313,461
Watsco, Inc.	4,080	483,398
WESCO International, Inc.(a)	6,070	282,073

		3,213,211

		132,172,495

Consumer Staples–6.3%
Beverages–1.6%
Anheuser-Busch InBev SA/NV	6,590	700,882
Dr Pepper Snapple Group, Inc.	129,500	10,236,975
Monster Beverage Corp.(a)	41,742	5,641,014
PepsiCo, Inc.	150,173	14,161,314

		30,740,185

Food & Staples Retailing–2.1%
7-Eleven Malaysia Holdings Bhd	169,524	57,062
Alimentation Couche-Tard, Inc.–Class B	11,569	532,027
Bizim Toptan Satis Magazalari AS	3,460	14,540
Costco Wholesale Corp.	60,720	8,778,290
CP ALL PCL	682,600	898,034
CVS Health Corp.	157,681	15,213,063
Delhaize Group	36,330	3,220,313
Koninklijke Ahold NV	15,169	295,917
Kroger Co. (The)	219,040	7,900,773
Lawson, Inc.	4,400	324,643
Lenta Ltd. (GDR)(a)(b)	93,614	702,105
Magnit PJSC (Sponsored GDR)(b)	10,200	487,333
Olam International Ltd.	867,038	1,234,179
X5 Retail Group NV (GDR)(a)(b)	20,600	358,719

		40,016,998

Food Products–0.2%
Blue Buffalo Pet Products, Inc.(a)	9,240	165,488
Dean Foods Co.	13,025	215,173
Gruma SAB de CV–Class B	9,800	134,783
Grupo Lala SAB de CV	15,240	36,052
Ingredion, Inc.	5,790	505,525
JBS SA	87,000	368,672
MHP SA (GDR)(b)	5,900	53,100
Nestle SA (REG)	7,180	539,977
Universal Robina Corp.	88,750	364,895
WH Group Ltd.(a)(b)	328,000	162,806

		2,546,471

Household Products–0.3%
Henkel AG & Co. KGaA	8,357	738,658
Kimberly-Clark Corp.	36,138	3,940,488
Reckitt Benckiser Group PLC	17,259	1,565,146

		6,244,292

Personal Products–0.6%
Estee Lauder Cos., Inc. (The)–Class A	91,900	7,414,492
Hengan International Group Co., Ltd.	142,500	1,393,392

2015 Annual Report	19

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

Kao Corp.	21,300	$965,547
L’Oreal SA	2,550	443,226
Unilever PLC	18,383	748,735

		10,965,392

Tobacco–1.5%
Altria Group, Inc.	246,054	13,385,338
British American Tobacco PLC	186,020	10,263,784
Imperial Tobacco Group PLC	38,020	1,965,587
ITC Ltd.	48,490	243,289
Japan Tobacco, Inc.	47,600	1,476,560

		27,334,558

		117,847,896

Materials–2.9%
Chemicals–1.8%
A. Schulman, Inc.	10,390	337,363
Arkema SA	23,638	1,532,167
CF Industries Holdings, Inc.	165,260	7,420,174
Croda International PLC	18,160	745,172
Essentra PLC	242,114	2,884,809
Fufeng Group Ltd.	96,000	39,383
Givaudan SA (REG)(a)	430	699,680
Huntsman Corp.	14,020	135,854
Hyosung Corp.	2,470	235,941
JSR Corp.	125,300	1,806,187
Koninklijke DSM NV	26,947	1,243,647
LG Chem Ltd.	1,320	319,966
Lotte Chemical Corp.	2,033	465,878
LyondellBasell Industries NV–Class A	108,288	9,026,888
PolyOne Corp.	15,544	456,061
Sherwin-Williams Co. (The)	29,299	6,527,231

		33,876,401

Construction Materials–0.0%
Cemex Latam Holdings SA(a)	17,592	70,076
Grasim Industries Ltd. (GDR)(b)	2,307	123,719
Martin Marietta Materials, Inc.	2,162	328,516
West China Cement Ltd.	592,000	80,581

		602,892

Containers & Packaging–0.9%
Amcor Ltd./Australia	29,220	271,742
Avery Dennison Corp.	5,450	308,306
Ball Corp.	144,886	9,011,909
Graphic Packaging Holding Co.	19,280	246,591
Sealed Air Corp.	160,511	7,524,756

		17,363,304

Metals & Mining–0.1%
KGHM Polska Miedz SA	1,620	34,994
Koza Altin Isletmeleri AS	16,730	121,510
MMC Norilsk Nickel PJSC (ADR)	6,520	93,692
Novolipetsk Steel OJSC (GDR)(b)	30,860	353,760
Severstal PAO (GDR)(b)	12,410	131,685
Steel Dynamics, Inc.	13,870	238,287

		973,928

Company	Shares	U.S. $ Value

Paper & Forest Products–0.1%
Mondi PLC	84,410	$1,769,164
Nine Dragons Paper Holdings Ltd.	172,000	89,711

		1,858,875

		54,675,400

Energy–2.1%
Energy Equipment & Services–0.3%
Oceaneering International, Inc.	6,901	271,071
Schlumberger Ltd.(c)	85,100	5,869,347

		6,140,418

Oil, Gas & Consumable Fuels–1.8%
BG Group PLC	163,988	2,365,671
Concho Resources, Inc.(a)	2,611	256,661
Gazprom PAO (Sponsored ADR)	39,860	161,832
Hess Corp.	120,437	6,029,076
JX Holdings, Inc.	768,400	2,774,629
KazMunaiGas Exploration Production JSC (GDR)(b)	10,250	61,539
LUKOIL PJSC (London) (Sponsored ADR)	17,040	580,382
Murphy Oil Corp.	86,463	2,092,405
Petroleo Brasileiro SA (Sponsored ADR)(a)	186,963	688,024
Petronet LNG Ltd.	90,460	246,047
QEP Resources, Inc.	29,620	371,139
Royal Dutch Shell PLC–Class B	42,839	1,012,939
SM Energy Co.	87,894	2,816,124
Tatneft PAO (Sponsored ADR)	8,890	248,476
TOTAL SA	86,770	3,903,161
Valero Energy Corp.	150,862	9,066,806

		32,674,911

		38,815,329

Utilities–1.4%
Electric Utilities–1.2%
American Electric Power Co., Inc.	135,884	7,726,364
Edison International	142,329	8,976,690
EDP–Energias de Portugal SA	1,050,250	3,847,618
Electricite de France SA	75,790	1,338,262
Light SA	13,000	37,874
PNM Resources, Inc.	16,100	451,605
Westar Energy, Inc.	10,020	385,169

		22,763,582

Gas Utilities–0.1%
Southwest Gas Corp.	7,520	438,567
UGI Corp.	66,092	2,301,323

		2,739,890

Independent Power and Renewable Electricity Producers–0.1%
Huadian Power International Corp., Ltd.–Class H	444,000	348,380
NTPC Ltd.	111,040	209,736
TerraForm Global, Inc.(a)	121,348	808,178

		1,366,294

20	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

Water Utilities–0.0%
Cia de Saneamento Basico do Estado de Sao Paulo	38,300	$153,026
Cia de Saneamento de Minas Gerais-COPASA	23,000	72,229

		225,255

		27,095,021

Telecommunication Services–1.1%
Diversified Telecommunication Services–0.7%
Bezeq The Israeli Telecommunication Corp., Ltd.	963,261	1,843,488
BT Group PLC	389,670	2,480,070
China Telecom Corp., Ltd.–Class H	780,000	375,898
Nippon Telegraph & Telephone Corp.	147,900	5,209,571
Proximus	14,190	490,860
Singapore Telecommunications Ltd.	325,500	820,501
Telefonica Brasil SA (Preference Shares)	145,648	1,347,185
Telenor ASA	61,980	1,158,193
Telstra Corp., Ltd.	102,180	403,988

		14,129,754

Wireless Telecommunication Services–0.4%
China Mobile Ltd.	178,500	2,129,619
SK Telecom Co., Ltd.	5,050	1,120,270
Tower Bersama Infrastructure Tbk PT(a)	915,500	409,401
Turkcell Iletisim Hizmetleri AS	45,770	159,711
Vodafone Group PLC	1,221,396	3,852,384

		7,671,385

		21,801,139

Total Common Stocks (cost $1,078,446,536)		1,176,328,153

INVESTMENT COMPANIES–7.8%
Funds and Investment Trusts–7.8%
AB Pooling Portfolios–AB Multi-Asset Real Return Portfolio(f)	20,612,430	123,056,205
iShares Core MSCI Emerging Markets ETF	564,682	22,525,165

Total Investment Companies (cost $193,739,193)		145,581,370

Company	Shares	U.S. $ Value

WARRANTS–0.0%
Industrials–0.0%
Airlines–0.0%
Air Arabia PJSC, Deutsche Bank AG, expiring 7/31/17(a)	138,460	$52,784

Information Technology–0.0%
Electronic Equipment, Instruments & Components–0.0%
Ju Teng International Holdings Ltd., expiring 10/14/16(a)	24,750	910

Total Warrants (cost $51,800)		53,694

SHORT-TERM INVESTMENTS–29.4%
Investment Companies–29.2%
AB Fixed Income Shares, Inc.–Government STIF Portfolio, 0.14%(f)(g) (cost $549,772,922)	549,772,922	549,772,922

Principal Amount (000)
U.S. Treasury Bills–0.2%
U.S. Treasury Bill Zero Coupon, 1/07/16 (cost $3,998,639)	$4,000	3,998,639

Total Short-Term Investments (cost $553,771,561)		553,771,561

Total Investments—99.7% (cost $1,826,009,090)		1,875,734,778

Other assets less liabilities—0.3%		5,436,669

Net Assets—100.0%		$1,881,171,447

FUTURES (see Note 3)
Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2015	Unrealized Appreciation/ (Depreciation)

Purchased Contracts
10 Yr Australian Bond Futures	27	December 2015	$2,425,123	$2,452,539	$27,416
10 Yr Canadian Bond Futures	57	December 2015	6,128,140	6,056,223	(71,917)
Long GILT Futures	90	December 2015	16,106,544	16,209,715	103,171
Mini MSCI EAFE Futures	28	December 2015	2,412,257	2,309,300	(102,957)
TOPIX Index Futures	1,024	December 2015	122,834,367	120,483,141	(2,351,226)

2015 Annual Report	21

Schedule of Investments (continued)

Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2015	Unrealized Appreciation/ (Depreciation)

U.S. Long Bond (CBT) Futures	3	December 2015	$468,317	$472,031	$3,714
U.S. T-Note 5 Yr (CBT) Futures	1	December 2015	120,393	120,516	124
U.S. T-Note 10 Yr (CBT) Futures	1,308	December 2015	167,670,034	168,384,563	714,529
U.S. Ultra Bond (CBT) Futures	373	December 2015	61,077,984	59,831,531	(1,246,453)

Sold Contracts
10 Yr Japan Bond (OSE) Futures	13	December 2015	16,026,519	16,055,349	(28,830)
EURO BUXL 30 Yr Bond Futures	92	December 2015	15,428,840	16,010,191	(581,351)
EURO STOXX 50 Futures	1,960	December 2015	69,144,726	67,696,090	1,448,636
EURO-BOBL Futures	273	December 2015	39,124,701	39,357,562	(232,861)
EURO-BUND Futures	195	December 2015	33,348,248	34,032,695	(684,447)
FTSE 100 Index Futures	813	December 2015	74,518,597	74,019,443	499,154
Hang Seng Index Futures	5	October 2015	684,815	670,705	14,110
Russell 2000 E Mini Futures	83	December 2015	9,578,921	9,095,970	482,951
S&P 500 E Mini Futures	1,694	December 2015	164,260,029	161,666,890	2,593,139
S&P Mid 400 E Mini Futures	60	December 2015	8,462,039	8,177,400	284,639
SPI 200 Futures	21	December 2015	1,846,504	1,845,068	1,436

					$872,977

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	CNY	27,502	USD	4,251	11/13/15	$(55,725)
Barclays Bank PLC	EUR	75,263	USD	83,247	11/13/15	(905,880)
Barclays Bank PLC	TWD	71,069	USD	2,243	11/13/15	95,327
Barclays Bank PLC	USD	2,218	SEK	18,553	11/13/15	1,162
BNP Paribas SA	AUD	50,145	USD	36,444	11/13/15	1,326,955
BNP Paribas SA	EUR	3,329	USD	3,641	11/13/15	(80,809)
BNP Paribas SA	USD	52,510	JPY	6,442,863	11/13/15	1,223,154
Brown Brothers Harriman & Co.	JPY	305,816	USD	2,466	11/13/15	(84,178)
Citibank	GBP	3,445	USD	5,254	11/13/15	43,446
Citibank	USD	884	CNY	5,799	11/13/15	24,383
Citibank	USD	1,996	EUR	1,832	11/13/15	52,225
Credit Suisse International	USD	40,043	AUD	56,235	11/13/15	(660,848)
Credit Suisse International	USD	29,834	EUR	25,952	11/13/15	(816,341)
Credit Suisse International	USD	997	SEK	8,558	11/13/15	26,324
Deutsche Bank AG	CHF	1,520	USD	1,574	11/13/15	11,848
Deutsche Bank AG	USD	3,222	HKD	24,982	11/13/15	1,851
Goldman Sachs Bank USA	AUD	5,248	USD	3,856	11/13/15	180,497
Goldman Sachs Bank USA	CAD	1,197	USD	917	11/13/15	20,496
Goldman Sachs Bank USA	USD	15,109	JPY	1,880,577	11/13/15	574,659
HSBC Bank USA	HKD	57,006	USD	7,353	11/13/15	(2,335)
HSBC Bank USA	ILS	13,181	USD	3,472	11/13/15	110,059
HSBC Bank USA	USD	4,319	JPY	517,357	11/13/15	(4,738)
JPMorgan Chase Bank	CHF	1,404	USD	1,496	11/13/15	53,758
JPMorgan Chase Bank	USD	2,448	AUD	3,461	11/13/15	(23,595)
Morgan Stanley & Co., Inc.	AUD	2,297	USD	1,693	11/13/15	84,492

22	Sanford C. Bernstein Fund, Inc.

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., Inc.	JPY	765,107	USD	6,166	11/13/15	$(214,973)
Morgan Stanley & Co., Inc.	SEK	26,354	USD	3,110	11/13/15	(41,502)
Morgan Stanley & Co., Inc.	USD	9,202	EUR	8,270	11/13/15	45,077
Morgan Stanley & Co., Inc.	USD	7,432	JPY	909,518	11/13/15	153,284
Royal Bank of Scotland PLC	BRL	7,838	USD	1,973	10/02/15	(4,180)
Royal Bank of Scotland PLC	USD	1,939	BRL	7,838	10/02/15	37,667
Royal Bank of Scotland PLC	BRL	5,594	USD	1,369	11/04/15	(26,694)
Royal Bank of Scotland PLC	CHF	3,481	USD	3,580	11/13/15	3,430
Royal Bank of Scotland PLC	CNY	9,004	USD	1,399	11/13/15	(11,327)
Royal Bank of Scotland PLC	GBP	1,696	USD	2,646	11/13/15	80,411
Royal Bank of Scotland PLC	KRW	1,926,411	USD	1,636	11/13/15	13,271
Royal Bank of Scotland PLC	KRW	1,725,576	USD	1,452	11/13/15	(1,658)
Societe Generale	USD	741	JPY	88,373	11/13/15	(4,418)
Standard Chartered Bank	BRL	7,838	USD	2,178	10/02/15	201,114
Standard Chartered Bank	USD	1,973	BRL	7,838	10/02/15	4,180
Standard Chartered Bank	GBP	3,306	USD	5,011	11/13/15	11,347
Standard Chartered Bank	USD	6,856	AUD	9,388	11/13/15	(281,493)
Standard Chartered Bank	USD	3,214	GBP	2,048	11/13/15	(116,208)
Standard Chartered Bank	USD	6,732	JPY	839,880	11/13/15	272,849
Standard Chartered Bank	USD	751	TWD	24,357	11/13/15	(15,364)
State Street Bank & Trust Co.	CAD	5,822	USD	4,416	11/13/15	54,153
State Street Bank & Trust Co.	ILS	3,556	USD	935	11/13/15	28,433
State Street Bank & Trust Co.	USD	724	CAD	973	11/13/15	4,640
State Street Bank & Trust Co.	USD	8,814	EUR	8,019	11/13/15	151,970
State Street Bank & Trust Co.	USD	1,768	EUR	1,569	11/13/15	(14,114)
State Street Bank & Trust Co.	USD	10,034	SEK	87,187	11/13/15	392,733
UBS AG	EUR	8,441	USD	9,266	11/13/15	(172,182)
UBS AG	EUR	13,402	USD	15,114	11/13/15	129,574
UBS AG	GBP	6,893	USD	10,677	11/13/15	252,219
UBS AG	USD	2,860	CHF	2,771	11/13/15	(11,848)
UBS AG	USD	1,453	JPY	175,488	11/13/15	10,163
UBS AG	USD	36,568	JPY	4,345,213	11/13/15	(329,082)
UBS AG	GBP	15,314	USD	23,536	12/15/15	377,315

						$2,174,974

(a)	Non-income producing security.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2015, the aggregate market value of these securities amounted to $4,267,524 or 0.2% of net assets.
(c)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.
(d)	Illiquid security.
(e)	Fair valued by the Adviser.
(f)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.
(g)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

2015 Annual Report	23

Schedule of Investments (continued)

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CNY—Chinese Yuan Renminbi

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

ILS—Israeli Shekel

JPY—Japanese Yen

KRW—South Korean Won

SEK—Swedish Krona

TWD—New Taiwan Dollar

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

CBT—Chicago Board of Trade

EAFE—Europe, Australia, and Far East

ETF—Exchange Traded Fund

FTSE—Financial Times Stock Exchange

GDR—Global Depositary Receipt

JSC—Joint Stock Company

MSCI—Morgan Stanley Capital International

NVDR—Non Voting Depositary Receipt

OJSC—Open Joint Stock Company

OSE—Osaka Securities Exchange

PJSC—Public Joint Stock Company

REG—Registered Shares

SPI—Share Price Index

TOPIX—Tokyo Price Index

See notes to financial statements.

24	Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay A Portfolio

September 30, 2015

Company	Shares	U.S. $ Value

COMMON STOCKS–65.1%
Information Technology–13.6%
Communications Equipment–0.4%
Brocade Communications Systems, Inc.	794,755	$8,249,557
BYD Electronic International Co., Ltd.(a)	863,000	540,329
Ciena Corp.(a)	26,410	547,215
F5 Networks, Inc.(a)	45,300	5,245,740
Finisar Corp.(a)	60,670	675,257
Palo Alto Networks, Inc.(a)	4,046	695,912
Polycom, Inc.(a)	55,070	577,134
VTech Holdings Ltd.	65,000	771,285

		17,302,429

Electronic Equipment, Instruments & Components–0.6%
Amphenol Corp.–Class A	272,028	13,862,547
Avnet, Inc.	26,590	1,134,861
CDW Corp./DE	27,360	1,117,930
Celestica, Inc.(a)	39,880	514,053
Celestica, Inc.(Toronto)(a)	68,220	878,246
China Railway Signal & Communication Corp., Ltd.(a)(b)	683,920	550,662
Insight Enterprises, Inc.(a)	15,552	402,019
Ju Teng International Holdings Ltd.	420,000	208,848
Keysight Technologies, Inc.(a)	28,310	873,081
Largan Precision Co., Ltd.	43,000	3,355,930
PAX Global Technology Ltd.	280,000	291,919
Samsung Electro-Mechanics Co., Ltd.	4,500	245,261
TTM Technologies, Inc.(a)	47,220	294,181
Vishay Intertechnology, Inc.	91,180	883,534
Zebra Technologies Corp.–Class A(a)	9,055	693,160

		25,306,232

Internet Software & Services–2.6%
Alibaba Group Holding Ltd. (Sponsored ADR)(a)	3,909	230,514
Alphabet, Inc.–Class A(a)	33,600	21,449,232
Alphabet, Inc.–Class C(a)	43,494	26,462,619
Baidu, Inc. (Sponsored ADR)(a)	24,930	3,425,631
CoStar Group, Inc.(a)	7,820	1,353,329
eBay, Inc.(a)	495,280	12,104,643
Facebook, Inc.–Class A(a)	325,591	29,270,631
GrubHub, Inc.(a)	17,340	422,056
HomeAway, Inc.(a)	24,740	656,600
Just Dial Ltd.	22,330	336,685
Moneysupermarket.com Group PLC	300,470	1,538,407
Pandora Media, Inc.(a)	29,898	638,023
Tencent Holdings Ltd.	196,000	3,309,002

		101,197,372

IT Services–2.6%
Amadeus IT Holding SA–Class A	67,710	2,901,044
Amdocs Ltd.	293,072	16,669,935
Company	Shares	U.S. $ Value

Booz Allen Hamilton Holding Corp.	40,790	$1,069,106
CGI Group, Inc.–Class A(a)	20,210	732,224
Fidelity National Information Services, Inc.	71,800	4,816,344
Fiserv, Inc.(a)	156,600	13,563,126
Genpact Ltd.(a)	32,700	772,047
HCL Technologies Ltd.	159,100	2,392,961
Obic Co., Ltd.	65,900	3,014,546
Otsuka Corp.	30,300	1,476,326
PayPal Holdings, Inc.(a)	172,543	5,355,735
QIWI PLC (Sponsored ADR)	11,851	191,038
SCSK Corp.	21,200	795,858
Tata Consultancy Services Ltd.	80,800	3,190,204
Vantiv, Inc.–Class A(a)	28,765	1,292,124
VeriFone Systems, Inc.(a)	20,813	577,145
Visa, Inc.–Class A	460,000	32,043,600
Wirecard AG	11,010	527,182
Xerox Corp.	1,273,100	12,387,263

		103,767,808

Semiconductors & Semiconductor Equipment–1.1%
Advanced Micro Devices, Inc.(a)	119,830	206,108
Advanced Semiconductor Engineering, Inc.	1,314,000	1,431,716
Advanced Semiconductor Engineering, Inc. (ADR)	103,780	569,752
Applied Materials, Inc.	1,078,294	15,840,139
Cavium, Inc.(a)	10,677	655,247
Fairchild Semiconductor International, Inc.(a)	76,490	1,073,920
Hua Hong Semiconductor Ltd.(a)(b)	374,000	379,430
Infineon Technologies AG	296,890	3,335,687
Kinsus Interconnect Technology Corp.	224,000	431,070
Lam Research Corp.	7,570	494,548
Mellanox Technologies Ltd.(a)	12,574	475,171
Novatek Microelectronics Corp.	109,000	342,215
ON Semiconductor Corp.(a)	97,595	917,393
Radiant Opto-Electronics Corp.	87,000	270,169
SCREEN Holdings Co., Ltd.	744,000	3,638,541
Sumco Corp.	357,400	3,205,492
Taiwan Semiconductor Manufacturing Co., Ltd.	873,000	3,498,701
Taiwan Semiconductor Manufacturing Co., Ltd. (Sponsored ADR)	32,250	669,187
Tokyo Electron Ltd.	93,100	4,395,736

		41,830,222

Software–3.5%
ANSYS, Inc.(a)	221,700	19,540,638
Aspen Technology, Inc.(a)	6,757	256,158
Barracuda Networks, Inc.(a)	6,629	103,280
Cadence Design Systems, Inc.(a)	62,133	1,284,910
Constellation Software, Inc./Canada	2,440	1,022,716
Dassault Systemes	65,990	4,876,992
Electronic Arts, Inc.(a)	373,306	25,291,481
Guidewire Software, Inc.(a)	17,387	914,208
Microsoft Corp.	1,021,836	45,226,461
Mobileye NV(a)	163,497	7,435,844
NetSuite, Inc.(a)	11,245	943,455
NICE-Systems Ltd.	33,627	1,883,410

2015 Annual Report	25

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

Nintendo Co., Ltd.	14,700	$2,477,709
Oracle Corp.	356,400	12,873,168
Oracle Corp. Japan	75,300	3,179,843
Qlik Technologies, Inc.(a)	9,210	335,705
Sage Group PLC (The)	77,160	583,760
SAP SE	12,707	823,206
ServiceNow, Inc.(a)	94,146	6,538,440
SolarWinds, Inc.(a)	13,291	521,539
Tableau Software, Inc.–Class A(a)	10,928	871,836
Take-Two Interactive Software, Inc.(a)	27,447	788,552
Ultimate Software Group, Inc. (The)(a)	6,291	1,126,152

		138,899,463

Technology Hardware, Storage & Peripherals–2.8%
Apple, Inc.(c)	634,805	70,018,991
Asustek Computer, Inc.	57,000	490,086
Catcher Technology Co., Ltd.	98,000	1,047,689
EMC Corp./MA	512,556	12,383,353
Hewlett-Packard Co.	945,200	24,206,572
NCR Corp.(a)	42,030	956,183
Samsung Electronics Co., Ltd.	3,970	3,809,029
Samsung Electronics Co., Ltd. (GDR)(b)	199	76,217

		112,988,120

		541,291,646

Consumer Discretionary–11.7%
Auto Components–0.9%
Aisin Seiki Co., Ltd.	98,100	3,291,447
Continental AG	16,920	3,613,871
Dana Holding Corp.	52,010	825,919
Hankook Tire Co., Ltd.	101,900	3,411,315
Lear Corp.	7,730	840,869
Magna International, Inc.–Class A	288,969	13,873,401
Plastic Omnium SA	21,220	487,475
Sumitomo Electric Industries Ltd.	293,000	3,748,395
Tenneco, Inc.(a)	13,970	625,437
Valeo SA	43,683	5,931,146

		36,649,275

Automobiles–0.9%
Ford Motor Co.	1,330,500	18,054,885
Honda Motor Co., Ltd.	198,200	5,915,615
Kia Motors Corp.	11,490	520,855
Peugeot SA(a)	347,590	5,266,877
Tata Motors Ltd. (Sponsored ADR)(a)	22,624	509,040
Tata Motors Ltd.–Class A(a)	32,650	107,934
Toyota Motor Corp.	59,500	3,483,601

		33,858,807

Diversified Consumer Services–0.2%
Bright Horizons Family Solutions, Inc.(a)	19,387	1,245,421
Estacio Participacoes SA	193,300	687,484
Grand Canyon Education, Inc.(a)	24,883	945,305
New Oriental Education & Technology Group, Inc. (Sponsored ADR)	30,812	622,710
TAL Education Group (ADR)(a)	137,151	4,409,405

		7,910,325

Company	Shares	U.S. $ Value

Hotels, Restaurants & Leisure–1.4%
Betfair Group PLC	25,260	$1,273,067
Bloomin’ Brands, Inc.	50,370	915,727
Buffalo Wild Wings, Inc.(a)	3,703	716,271
Domino’s Pizza Group PLC	95,110	1,279,750
Echo Entertainment Group Ltd.	221,060	756,415
Habit Restaurants, Inc. (The)(a)	24,873	532,531
McDonald’s Corp.	47,705	4,700,374
Melco International Development Ltd.	383,000	468,853
Merlin Entertainments PLC(b)	353,316	1,990,789
NagaCorp Ltd.	322,000	193,633
Norwegian Cruise Line Holdings Ltd.(a)	18,865	1,080,965
Sodexo SA	55,410	4,597,598
Starbucks Corp.	527,272	29,970,140
Tatts Group Ltd.	813,996	2,159,677
William Hill PLC	257,030	1,367,048
Wyndham Worldwide Corp.	14,922	1,072,892
Yum! Brands, Inc.	32,010	2,559,200

		55,634,930

Household Durables–0.1%
Even Construtora e Incorporadora SA	135,500	117,574
Helen of Troy Ltd.(a)	7,670	684,931
Meritage Homes Corp.(a)	21,570	787,737
PulteGroup, Inc.	34,090	643,278
Skyworth Digital Holdings Ltd.	1,002,000	684,603
Tempur Sealy International, Inc.(a)	17,607	1,257,668

		4,175,791

Internet & Catalog Retail–0.5%
JD.com, Inc. (ADR)(a)	15,347	399,943
Priceline Group, Inc. (The)(a)	16,148	19,972,815
Vipshop Holdings Ltd. (ADR)(a)	87,070	1,462,776

		21,835,534

Leisure Products–0.1%
Bandai Namco Holdings, Inc.	138,900	3,223,689

Media–2.7%
AMC Networks, Inc.–Class A(a)	12,362	904,528
Cable One, Inc.(a)	1,343	563,281
Cineplex, Inc.	16,170	574,704
Comcast Corp.–Class A	495,909	28,207,304
CTS Eventim AG & Co. KGaA	72,840	2,701,689
Liberty Global PLC–Series C(a)	130,423	5,349,951
Naspers Ltd.–Class N	14,410	1,805,963
RELX PLC	114,320	1,960,752
Rightmove PLC	13,040	721,201
Scholastic Corp.	11,060	430,898
Sky PLC	47,680	754,346
Surya Citra Media Tbk PT	576,000	108,311
Thomson Reuters Corp.	56,050	2,252,920
Time Warner, Inc.	264,283	18,169,456
Vivendi SA	224,727	5,324,161
Walt Disney Co. (The)	317,499	32,448,398
Wolters Kluwer NV	78,860	2,431,989
WPP PLC	84,350	1,756,083

		106,465,935

26	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

Multiline Retail–0.9%
B&M European Value Retail SA	1,004,400	$4,955,522
Big Lots, Inc.	21,730	1,041,302
Dillard’s, Inc.–Class A	6,800	594,252
Dollar General Corp.	343,889	24,911,319
Kohl’s Corp.	38,424	1,779,415
Lotte Shopping Co., Ltd.	1,330	321,441
Matahari Department Store Tbk PT	198,000	218,693
Next PLC	16,250	1,872,683
Poundland Group PLC	357,820	1,515,618

		37,210,245

Specialty Retail–2.8%
AutoZone, Inc.(a)	8,100	5,863,023
Caleres, Inc.	19,610	598,693
Card Factory PLC	156,760	929,583
Children’s Place, Inc. (The)	16,430	947,518
Five Below, Inc.(a)	26,099	876,404
Foschini Group Ltd. (The)	30,868	313,475
GameStop Corp.–Class A	353,162	14,553,806
Home Depot, Inc. (The)	310,000	35,801,900
L Brands, Inc.	78,873	7,108,824
L’Occitane International SA	47,000	97,881
Lithia Motors, Inc.–Class A	9,386	1,014,720
Luk Fook Holdings International Ltd.	35,000	87,911
Murphy USA, Inc.(a)	11,240	617,638
Office Depot, Inc.(a)	149,746	961,369
Pier 1 Imports, Inc.	58,280	402,132
Ross Stores, Inc.	521,499	25,277,057
Select Comfort Corp.(a)	36,743	803,937
Sports Direct International PLC(a)	402,665	4,619,649
Staples, Inc.	501,136	5,878,325
Tractor Supply Co.	12,172	1,026,343
Ulta Salon Cosmetics & Fragrance, Inc.(a)	7,993	1,305,657
WH Smith PLC	39,310	931,827

		110,017,672

Textiles, Apparel & Luxury Goods–1.2%
Cie Financiere Richemont SA	69,595	5,415,251
Cie Financiere Richemont SA (Johannesburg)	143,330	1,116,013
Crocs, Inc.(a)	69,490	898,158
Eclat Textile Co., Ltd.	24,240	384,899
Global Brands Group Holding Ltd.(a)	4,664,000	965,505
HUGO BOSS AG	25,057	2,817,421
NIKE, Inc.–Class B	244,700	30,090,759
Pacific Textiles Holdings Ltd.	558,000	758,125
Samsonite International SA	958,300	3,125,405
Titan Co., Ltd.	83,427	404,472
Under Armour, Inc.–Class A(a)	6,949	672,524
Yue Yuen Industrial Holdings Ltd.	191,500	716,198

		47,364,730

		464,346,933

Financials–10.0%
Banks–4.6%
Associated Banc-Corp	31,220	561,023
Australia & New Zealand Banking Group Ltd.	38,660	738,643
Company	Shares	U.S. $ Value

Axis Bank Ltd.	87,610	$667,291
Banco Davivienda SA (Preference Shares)	36,000	279,577
Banco do Brasil SA	83,800	321,291
Banco Macro SA (ADR)(a)	5,720	219,648
Bangkok Bank PCL (NVDR)	95,200	420,562
Bank Hapoalim BM	817,296	4,112,735
Bank Mandiri Persero Tbk PT	786,000	426,365
Bank of America Corp.	2,444,332	38,082,693
Bank of Baroda	233,410	657,491
Bank of China Ltd.–Class H	3,865,000	1,666,714
Bank of Communications Co., Ltd.–Class H	314,000	218,872
Bank of Queensland Ltd.	603,844	4,943,338
BOC Hong Kong Holdings Ltd.	626,500	1,843,663
China CITIC Bank Corp. Ltd.–Class H(a)	556,000	324,481
China Construction Bank Corp.–Class H	3,032,000	2,023,351
China Development Financial Holding Corp.	790,000	213,116
China Merchants Bank Co., Ltd.–Class H	396,500	966,391
Chongqing Rural Commercial Bank Co., Ltd.–Class H	780,000	446,517
Comerica, Inc.	24,440	1,004,484
Credicorp Ltd.	7,890	839,180
Danske Bank A/S	267,000	8,068,830
DBS Group Holdings Ltd.	60,600	691,709
DGB Financial Group, Inc.	69,606	618,986
FinecoBank Banca Fineco SpA	128,173	851,784
First Niagara Financial Group, Inc.	65,280	666,509
First Republic Bank/CA	15,365	964,461
Fulton Financial Corp.	55,810	675,301
Hang Seng Bank Ltd.	32,800	592,086
HDFC Bank Ltd. (ADR)	18,810	1,149,103
Huntington Bancshares, Inc./OH	89,320	946,792
IBERIABANK Corp.	11,841	689,265
ICICI Bank Ltd.	63,600	262,122
ICICI Bank Ltd. (Sponsored ADR)	10,100	84,638
Industrial & Commercial Bank of China Ltd.–Class H	397,000	229,348
ING Groep NV	504,810	7,135,542
Kasikornbank PCL	52,600	247,095
Kasikornbank PCL (NVDR)	53,400	252,238
KB Financial Group, Inc.	136,920	4,069,911
Komercni banka AS	1,762	381,899
Mitsubishi UFJ Financial Group, Inc.	2,028,600	12,257,284
OTP Bank PLC	33,620	648,989
Punjab National Bank	168,419	342,834
Resona Holdings, Inc.	303,800	1,547,935
Seven Bank Ltd.	672,100	2,908,898
Shinhan Financial Group Co., Ltd.	32,790	1,146,732
Signature Bank/New York NY(a)	8,722	1,199,798
State Bank of India	41,600	151,417
Sumitomo Mitsui Financial Group, Inc.	34,900	1,323,418
SVB Financial Group(a)	8,995	1,039,282
Synovus Financial Corp.	22,450	664,520
Texas Capital Bancshares, Inc.(a)	12,040	631,137
UniCredit SpA	604,620	3,769,317
Union Bank of India	69,300	186,335
US Bancorp	560,800	22,998,408
Webster Financial Corp.	18,970	675,901

2015 Annual Report	27

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

Wells Fargo & Co.	809,254	$41,555,193
Zions Bancorporation	37,800	1,041,012

		183,643,455

Capital Markets–0.5%
Affiliated Managers Group, Inc.(a)	5,225	893,423
Credit Suisse Group AG (REG)(a)	51,040	1,226,840
E*TRADE Financial Corp.(a)	26,770	704,854
Goldman Sachs Group, Inc. (The)	22,400	3,892,224
Haitong Securities Co., Ltd.–Class H	50,800	74,027
Lazard Ltd.–Class A	23,000	995,900
Partners Group Holding AG	10,590	3,589,364
Stifel Financial Corp.(a)	15,261	642,488
UBS Group AG	323,073	5,973,011

		17,992,131

Consumer Finance–1.1%
Capital One Financial Corp.	286,100	20,747,972
Discover Financial Services	389,971	20,274,592
Muthoot Finance Ltd.	41,982	104,985
Shriram Transport Finance Co., Ltd.	26,350	368,309
SLM Corp.(a)	76,430	565,582

		42,061,440

Diversified Financial Services–0.2%
BM&FBovespa SA–Bolsa de Valores Mercadorias e Futuros	170,700	477,073
Challenger Ltd./Australia	535,730	2,703,630
GRENKELEASING AG	5,825	922,935
IG Group Holdings PLC	127,940	1,491,070
Power Finance Corp. Ltd.	95,370	334,679
Premium Leisure Corp.	2,618,100	55,117
Voya Financial, Inc.	86,939	3,370,625

		9,355,129

Insurance–3.2%
Admiral Group PLC	302,767	6,886,061
AIA Group Ltd.	1,446,400	7,522,359
Allstate Corp. (The)	580,205	33,791,139
American Financial Group, Inc./OH	16,030	1,104,627
American International Group, Inc.	447,495	25,426,666
Aon PLC	168,900	14,966,229
Aspen Insurance Holdings Ltd.	23,250	1,080,428
Assicurazioni Generali SpA	312,956	5,725,904
BB Seguridade Participacoes SA	97,300	608,907
CNO Financial Group, Inc.	57,840	1,087,970
Direct Line Insurance Group PLC	452,332	2,566,602
Euler Hermes Group	12,274	1,138,342
First American Financial Corp.	27,470	1,073,253
Hanover Insurance Group, Inc. (The)	13,410	1,041,957
Intact Financial Corp.	8,510	597,645
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (REG)	28,610	5,343,330
New China Life Insurance Co., Ltd.–Class H	69,800	302,566
NN Group NV	195,300	5,606,520
Ping An Insurance Group Co. of China Ltd.–Class H	48,000	240,168
Prudential PLC	286,390	6,041,833
Company	Shares	U.S. $ Value

Sampo Oyj–Class A	13,610	$658,684
Samsung Life Insurance Co., Ltd.	1,790	149,689
StanCorp Financial Group, Inc.	9,630	1,099,746
T&D Holdings, Inc.	57,500	679,181
Tryg A/S	40,440	785,725
Validus Holdings Ltd.	23,840	1,074,469

		126,600,000

Real Estate Investment Trusts (REITs)–0.1%
DDR Corp.	40,460	622,275
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	287,970	239,109
Gramercy Property Trust, Inc.	40,430	839,731
LTC Properties, Inc.	22,021	939,636
Mid-America Apartment Communities, Inc.	8,740	715,544
RLJ Lodging Trust	26,690	674,456
STAG Industrial, Inc.	23,120	421,015

		4,451,766

Real Estate Management & Development–0.2%
Ayala Land, Inc.	2,702,400	1,971,575
China Resources Land Ltd.	134,000	316,416
CIFI Holdings Group Co., Ltd.	2,206,000	392,139
Global Logistic Properties Ltd.	3,482,000	5,006,094
Grupo GICSA SA de CV(a)	515,241	435,542
Huaku Development Co., Ltd.	55,000	95,780
Kaisa Group Holdings Ltd.(a)(d)(e)	422,000	71,244
KWG Property Holding Ltd.	998,000	659,068
Parque Arauco SA	136,470	234,281
SM Prime Holdings, Inc.	290,600	128,738

		9,310,877

Thrifts & Mortgage Finance–0.1%
Essent Group Ltd.(a)	35,913	892,438
Housing Development Finance Corp., Ltd.	242,880	4,497,178
LIC Housing Finance Ltd.	35,043	251,092

		5,640,708

		399,055,506

Health Care–8.5%
Biotechnology–1.4%
ACADIA Pharmaceuticals, Inc.(a)	8,810	291,347
Agios Pharmaceuticals, Inc.(a)	3,028	213,747
Alder Biopharmaceuticals, Inc.(a)	11,249	368,517
Anacor Pharmaceuticals, Inc.(a)	4,710	554,414
Biogen, Inc.(a)(c)	65,352	19,070,367
CSL Ltd.	29,230	1,839,537
DBV Technologies SA (Sponsored ADR)(a)	9,833	349,956
Dyax Corp.(a)	23,150	441,934
Gilead Sciences, Inc.	322,600	31,676,094
Isis Pharmaceuticals, Inc.(a)	8,869	358,485
PTC Therapeutics, Inc.(a)	7,612	203,240
Sage Therapeutics, Inc.(a)	7,501	317,442
TESARO, Inc.(a)	7,893	316,509

		56,001,589

28	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

Health Care Equipment & Supplies–1.0%
Align Technology, Inc.(a)	19,593	$1,112,099
Cochlear Ltd.	10,760	633,137
DexCom, Inc.(a)	16,296	1,399,174
Essilor International SA	7,950	971,238
HeartWare International, Inc.(a)	6,830	357,277
Intuitive Surgical, Inc.(a)	36,300	16,682,754
Medtronic PLC	206,060	13,793,656
Nevro Corp.(a)	18,997	881,271
Penumbra, Inc.(a)	1,448	58,065
Sartorius AG (Preference Shares)	7,850	1,865,278
Sirona Dental Systems, Inc.(a)	9,941	927,893

		38,681,842

Health Care Providers & Services–2.2%
Acadia Healthcare Co., Inc.(a)	18,099	1,199,421
Aetna, Inc.	199,446	21,821,387
Anthem, Inc.	194,453	27,223,420
Diplomat Pharmacy, Inc.(a)	25,183	723,508
Envision Healthcare Holdings, Inc.(a)	25,093	923,171
LifePoint Health, Inc.(a)	12,570	891,213
McKesson Corp.	75,808	14,026,754
Molina Healthcare, Inc.(a)	8,710	599,684
Premier, Inc.–Class A(a)	25,182	865,505
Shanghai Pharmaceuticals Holding Co., Ltd.–Class H	281,200	590,103
Sonic Healthcare Ltd.	191,700	2,465,710
UnitedHealth Group, Inc.	138,207	16,033,394
WellCare Health Plans, Inc.(a)	10,310	888,516

		88,251,786

Life Sciences Tools & Services–0.6%
Eurofins Scientific SE	24,518	7,539,511
ICON PLC(a)	14,415	1,023,033
Quintiles Transnational Holdings, Inc.(a)	232,900	16,202,853

		24,765,397

Pharmaceuticals–3.3%
Akorn, Inc.(a)	10,776	307,170
Allergan PLC(a)	75,635	20,558,349
Aspen Pharmacare Holdings Ltd.(a)	75,086	1,597,645
GlaxoSmithKline PLC	403,824	7,750,951
GW Pharmaceuticals PLC (ADR)(a)	2,931	267,805
Jazz Pharmaceuticals PLC(a)	2,725	361,907
Johnson & Johnson(c)	290,600	27,127,510
Lupin Ltd.	12,078	375,162
Merck & Co., Inc.	190,872	9,427,168
Novartis AG (REG)	35,870	3,296,878
Novo Nordisk A/S–Class B	49,325	2,661,802
Pfizer, Inc.	1,010,745	31,747,500
Recordati SpA	111,430	2,571,307
Roche Holding AG	54,268	14,406,611
Sanofi	15,360	1,462,272
Shionogi & Co., Ltd.	47,800	1,713,398
Sun Pharmaceutical Industries Ltd.(a)	105,780	1,403,925
Teva Pharmaceutical Industries Ltd.	25,294	1,429,468

		128,466,828

		336,167,442

Company	Shares	U.S. $ Value

Industrials–7.3%
Aerospace & Defense–2.5%
Airbus Group SE	43,038	$2,548,710
Hexcel Corp.	29,532	1,324,806
L-3 Communications Holdings, Inc.	175,949	18,390,189
Northrop Grumman Corp.	153,909	25,541,199
QinetiQ Group PLC	201,291	687,785
Raytheon Co.	223,274	24,394,917
Rockwell Collins, Inc.	75,616	6,188,413
Safran SA	46,300	3,481,371
Spirit AeroSystems Holdings, Inc.–Class A(a)	14,870	718,816
TransDigm Group, Inc.(a)	5,350	1,136,394
United Technologies Corp.	136,224	12,122,574
Zodiac Aerospace	193,425	4,441,083

		100,976,257

Air Freight & Logistics–0.1%
bpost SA	77,210	1,836,024
Expeditors International of Washington, Inc.	19,758	929,614
Oesterreichische Post AG	736	25,270

		2,790,908

Airlines–1.2%
Delta Air Lines, Inc.	378,885	17,000,570
International Consolidated Airlines Group SA(a)	916,400	8,186,071
Japan Airlines Co., Ltd.	135,800	4,805,272
JetBlue Airways Corp.(a)	407,182	10,493,080
Qantas Airways Ltd.(a)	1,354,973	3,557,308
Ryanair Holdings PLC (Sponsored ADR)	28,460	2,228,418
Turk Hava Yollari AO(a)	133,272	351,613

		46,622,332

Building Products–0.0%
Assa Abloy AB–Class B	50,690	909,164

Commercial Services & Supplies–0.3%
Babcock International Group PLC	403,785	5,586,045
Berendsen PLC	51,080	776,799
Park24 Co., Ltd.	106,400	1,996,891
Regus PLC	1,137,514	5,292,236

		13,651,971

Construction & Engineering–0.1%
AECOM(a)	37,015	1,018,283
China Machinery Engineering Corp.–Class H	337,000	293,025
China Railway Group Ltd.–Class H	646,000	591,715
Daelim Industrial Co., Ltd.	7,460	424,806
EMCOR Group, Inc.	22,240	984,120
Granite Construction, Inc.	25,830	766,376
Hyundai Engineering & Construction Co., Ltd.	7,020	203,595
IRB Infrastructure Developers Ltd.	161,647	586,739
Quanta Services, Inc.(a)	30,770	744,942
Tutor Perini Corp.(a)	7,065	116,290

		5,729,891

2015 Annual Report	29

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

Electrical Equipment–0.1%
AMETEK, Inc.	17,359	$908,223
General Cable Corp.	27,590	328,321
Regal Beloit Corp.	14,210	802,154

		2,038,698

Industrial Conglomerates–0.8%
Bidvest Group Ltd. (The)	23,220	548,004
Carlisle Cos., Inc.	13,246	1,157,435
Danaher Corp.	330,639	28,173,749
SM Investments Corp.	24,008	457,639

		30,336,827

Machinery–0.8%
Hoshizaki Electric Co., Ltd.	46,300	3,245,468
IDEX Corp.	17,074	1,217,376
ITT Corp.	531,249	17,759,655
JTEKT Corp.	276,700	3,874,073
KION Group AG(a)	45,210	2,008,934
Lincoln Electric Holdings, Inc.	16,364	857,965
Middleby Corp. (The)(a)	11,212	1,179,390
Oshkosh Corp.	22,130	803,983
Valmont Industries, Inc.	5,233	496,559
Wabtec Corp./DE	9,827	865,267

		32,308,670

Marine–0.1%
Kirby Corp.(a)	13,789	854,229
Nippon Yusen KK	1,495,000	3,464,563

		4,318,792

Professional Services–0.5%
Bureau Veritas SA	248,634	5,248,729
Capita PLC	328,429	5,964,925
Experian PLC	92,380	1,482,998
Robert Half International, Inc.	23,840	1,219,655
Teleperformance	73,645	5,587,986

		19,504,293

Road & Rail–0.6%
CAR, Inc.(a)	321,000	465,477
Central Japan Railway Co.	42,300	6,819,930
Con-way, Inc.	15,960	757,302
Genesee & Wyoming, Inc.–Class A(a)	12,716	751,261
Globaltrans Investment PLC (Sponsored GDR)(a)(b)	33,080	132,901
Ryder System, Inc.	10,750	795,930
Union Pacific Corp.	154,245	13,636,801

		23,359,602

Trading Companies & Distributors–0.2%
Brenntag AG	45,060	2,431,157
Bunzl PLC	51,740	1,388,400
MRC Global, Inc.(a)	62,160	693,084
United Rentals, Inc.(a)	11,943	717,177
Watsco, Inc.	9,310	1,103,049
WESCO International, Inc.(a)	14,010	651,045

		6,983,912

		289,531,317

Company	Shares	U.S. $ Value

Consumer Staples–6.3%
Beverages–1.8%
Anheuser-Busch InBev SA/NV	13,720	$1,459,197
Dr Pepper Snapple Group, Inc.	270,069	21,348,954
Monster Beverage Corp.(a)	135,875	18,362,148
PepsiCo, Inc.	340,507	32,109,810

		73,280,109

Food & Staples Retailing–2.3%
7-Eleven Malaysia Holdings Bhd	369,470	124,365
Alimentation Couche-Tard, Inc.–Class B	24,100	1,108,293
Costco Wholesale Corp.(c)	144,500	20,890,365
CP ALL PCL	1,421,800	1,870,532
CVS Health Corp.	348,443	33,617,781
Delhaize Group	75,660	6,706,547
Koninklijke Ahold NV	31,595	616,356
Kroger Co. (The)	527,711	19,034,536
Lawson, Inc.	15,600	1,151,008
Lenta Ltd. (GDR)(a)(b)	205,081	1,538,107
Magnit PJSC (Sponsored GDR)(b)	21,341	1,019,971
Olam International Ltd.	1,713,183	2,438,617
X5 Retail Group NV (GDR)(a)(b)	43,084	750,069

		90,866,547

Food Products–0.1%
Blue Buffalo Pet Products, Inc.(a)	21,071	377,382
Dean Foods Co.	30,080	496,921
Gruma SAB de CV–Class B	20,480	281,670
Grupo Lala SAB de CV	45,130	106,759
Ingredion, Inc.	13,380	1,168,208
JBS SA	182,800	774,635
MHP SA (GDR)(b)	15,000	135,000
Nestle SA (REG)	14,950	1,124,324
Universal Robina Corp.	185,330	761,983
WH Group Ltd.(a)(b)	685,500	340,255

		5,567,137

Household Products–0.4%
Henkel AG & Co. KGaA	17,395	1,537,509
Kimberly-Clark Corp.	86,876	9,472,959
Reckitt Benckiser Group PLC	35,902	3,255,801

		14,266,269

Personal Products–0.6%
Estee Lauder Cos., Inc. (The)–Class A	188,300	15,192,044
Hengan International Group Co., Ltd.	298,500	2,918,789
Kao Corp.	44,400	2,012,689
L’Oreal SA	5,310	922,952
Unilever PLC	38,324	1,560,928

		22,607,402

Tobacco–1.1%
Altria Group, Inc.	300,583	16,351,715
British American Tobacco PLC	387,689	21,391,013
Imperial Tobacco Group PLC	79,190	4,094,024
ITC Ltd.	101,370	508,605
Japan Tobacco, Inc.	99,200	3,077,201

		45,422,558

		252,010,022

30	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

Materials–3.0%
Chemicals–1.9%
A. Schulman, Inc.	23,990	$778,955
Arkema SA	49,220	3,190,340
CF Industries Holdings, Inc.	359,330	16,133,917
Croda International PLC	37,820	1,551,894
Essentra PLC	504,239	6,008,050
Fufeng Group Ltd.	200,000	82,049
Givaudan SA (REG)(a)	900	1,464,447
Huntsman Corp.	32,330	313,278
Hyosung Corp.	4,850	463,285
JSR Corp.	260,700	3,757,965
Koninklijke DSM NV	59,451	2,743,759
LG Chem Ltd.	1,840	446,013
Lotte Chemical Corp.	4,231	969,566
LyondellBasell Industries NV–Class A	250,406	20,873,844
PolyOne Corp.	35,445	1,039,956
Sherwin-Williams Co. (The)	73,300	16,329,774

		76,147,092

Construction Materials–0.0%
Cemex Latam Holdings SA(a)	37,150	147,984
Grasim Industries Ltd. (GDR)(b)	4,820	258,475
Martin Marietta Materials, Inc.	4,929	748,961
West China Cement Ltd.	1,204,000	163,884

		1,319,304

Containers & Packaging–0.9%
Amcor Ltd./Australia	60,890	566,268
Avery Dennison Corp.	12,580	711,650
Ball Corp.	323,055	20,094,021
Graphic Packaging Holding Co.	44,520	569,411
Sealed Air Corp.	316,594	14,841,927

		36,783,277

Metals & Mining–0.1%
KGHM Polska Miedz SA	3,370	72,797
Koza Altin Isletmeleri AS	34,970	253,986
MMC Norilsk Nickel PJSC (ADR)	13,560	194,857
Novolipetsk Steel OJSC (GDR)(b)	64,520	739,618
Severstal PAO (GDR)(b)	25,930	275,147
Steel Dynamics, Inc.	32,020	550,104

		2,086,509

Paper & Forest Products–0.1%
Mondi PLC	175,770	3,683,994
Nine Dragons Paper Holdings Ltd.	360,000	187,768

		3,871,762

		120,207,944

Energy–2.2%
Energy Equipment & Services–0.3%
Oceaneering International, Inc.	15,729	617,835
Schlumberger Ltd.(c)	182,300	12,573,231

		13,191,066

Company	Shares	U.S. $ Value

Oil, Gas & Consumable Fuels–1.9%
BG Group PLC	341,536	$4,926,958
Concho Resources, Inc.(a)	5,954	585,278
EOG Resources, Inc.	137,026	9,975,493
Gazprom PAO (Sponsored ADR)	83,360	338,442
Hess Corp.	253,218	12,676,093
JX Holdings, Inc.	1,600,300	5,778,552
KazMunaiGas Exploration Production JSC (GDR)(b)	21,150	127,183
LUKOIL PJSC (London) (Sponsored ADR)	37,140	1,264,989
Murphy Oil Corp.	27,360	662,112
Petroleo Brasileiro SA (Sponsored ADR)(a)	389,470	1,433,250
Petronet LNG Ltd.	188,102	511,629
QEP Resources, Inc.	68,380	856,801
Royal Dutch Shell PLC–Class B	89,190	2,108,919
SM Energy Co.	23,310	746,852
Tatneft PAO (Sponsored ADR)	18,580	519,311
TOTAL SA	135,161	6,079,926
Valero Energy Corp.	408,531	24,552,713

		73,144,501

		86,335,567

Utilities–1.4%
Electric Utilities–1.1%
American Electric Power Co., Inc.	306,828	17,446,240
Edison International(c)	225,578	14,227,204
EDP–Energias de Portugal SA	2,187,480	8,013,891
Electricite de France SA	157,830	2,786,883
PNM Resources, Inc.	37,110	1,040,936
Westar Energy, Inc.	23,120	888,733

		44,403,887

Gas Utilities–0.2%
Southwest Gas Corp.	17,370	1,013,018
UGI Corp.	149,863	5,218,230

		6,231,248

Independent Power and Renewable Electricity Producers–0.1%
Huadian Power International Corp., Ltd.–Class H	926,000	726,577
NTPC Ltd.	232,440	439,041
TerraForm Global, Inc.(a)	252,957	1,684,693

		2,850,311

Water Utilities–0.0%
Cia de Saneamento Basico do Estado de Sao Paulo	68,500	273,689
Cia de Saneamento de Minas Gerais-COPASA	36,900	115,880

		389,569

		53,875,015

Telecommunication Services–1.1%
Diversified Telecommunication Services–0.7%
Bezeq The Israeli Telecommunication Corp., Ltd.	2,005,999	3,839,080

2015 Annual Report	31

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

BT Group PLC	811,530	$5,165,015
China Telecom Corp., Ltd.–Class H	1,630,000	785,530
Nippon Telegraph & Telephone Corp.	308,100	10,852,393
Proximus	29,560	1,022,538
Singapore Telecommunications Ltd.	596,000	1,499,938
Telefonica Brasil SA (Preference Shares)	303,839	2,810,386
Telenor ASA	129,080	2,412,061
Telstra Corp., Ltd.	212,840	841,504

		29,228,445

Wireless Telecommunication Services–0.4%
China Mobile Ltd.	387,000	4,617,157
SK Telecom Co., Ltd.	10,540	2,338,148
Tower Bersama Infrastructure Tbk PT(a)	996,000	445,400
Turkcell Iletisim Hizmetleri AS	95,740	334,078
Vodafone Group PLC	2,541,856	8,017,224

		15,752,007

		44,980,452

Total Common Stocks (cost $2,258,236,124)		2,587,801,844

INVESTMENT COMPANIES–7.0%
Funds and Investment Trusts–7.0%
AB Pooling Portfolios–AB Multi-Asset Real Return Portfolio(f)	38,377,559	229,114,030
iShares Core MSCI Emerging Markets ETF	1,225,178	48,872,350

Total Investment Companies (cost $356,984,275)		277,986,380

WARRANTS–0.0%
Industrials–0.0%
Airlines–0.0%
Air Arabia PJSC, Deutsche Bank AG, expiring 7/31/17(a)	351,990	134,186

Company	Shares	U.S. $ Value

Information Technology–0.0%
Electronic Equipment, Instruments & Components–0.0%
Ju Teng International Holdings Ltd., expiring 10/14/16(a)	52,500	$1,931

Total Warrants (cost $131,685)		136,117

SHORT-TERM INVESTMENTS–27.8%
Investment Companies–27.8%
AB Fixed Income Shares, Inc.–Government STIF Portfolio, 0.14%(f)(g) (cost $1,107,495,907)	1,107,495,907	1,107,495,907

Principal Amount (000)
U.S. Treasury Bills–0.0%
U.S. Treasury Bill, Zero Coupon, 11/19/15 (cost $1,499,930)	$1,500	1,499,930

Total Short-Term Investments (cost $1,108,995,837)		1,108,995,837

Total Investments–99.9% (cost $3,724,347,921)		3,974,920,178

Other assets less liabilities–0.1%		3,230,519

Net Assets–100.0%		$3,978,150,697

FUTURES (see Note 3)
Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2015	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Mini MSCI EAFE Futures	136	December 2015	$11,622,426	$11,216,600	$(405,826)
Mini MSCI Emerging Market Futures	28	December 2015	1,126,637	1,107,540	(19,097)
TOPIX Index Futures	2,187	December 2015	262,339,464	257,320,927	(5,018,537)
U.S. Long Bond (CBT) Futures	16	December 2015	2,500,024	2,517,500	17,476
U.S. T-Note 5 Yr (CBT) Futures	516	December 2015	62,122,327	62,186,063	63,736
U.S. 10 Yr (CBT) Futures	2,473	December 2015	317,093,211	318,360,109	1,266,898
U.S. Ultra Bond (CBT) Futures	145	December 2015	23,801,543	23,258,906	(542,637)

Sold Contracts
EURO STOXX 50 Futures	3,986	December 2015	140,547,697	137,671,742	2,875,955

32	Sanford C. Bernstein Fund, Inc.

Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2015	Unrealized Appreciation/ (Depreciation)

FTSE 100 Index Futures	1,692	December 2015	$155,086,675	$154,047,845	$1,038,830
Hang Seng Index Futures	2	October 2015	273,926	268,282	5,644
Russell 2000 E Mini Futures	219	December 2015	25,274,502	24,000,210	1,274,292
S&P 400 E Mini Futures	4,606	December 2015	447,134,302	439,573,610	7,560,692
S&P Mid 400 E Mini Futures	169	December 2015	23,834,744	23,033,010	801,734
SPI 200 Futures	34	December 2015	2,989,577	2,987,252	2,325

					$8,921,485

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	CNY	58,493	USD	9,041	11/13/15	$(118,519)
Barclays Bank PLC	EUR	157,647	USD	174,371	11/13/15	(1,897,470)
Barclays Bank PLC	TWD	152,198	USD	4,803	11/13/15	204,147
Barclays Bank PLC	USD	5,087	CHF	4,773	11/13/15	(182,699)
Barclays Bank PLC	USD	4,441	SEK	37,152	11/13/15	2,328
BNP Paribas SA	AUD	112,475	USD	81,744	11/13/15	2,976,353
BNP Paribas SA	EUR	7,012	USD	7,670	11/13/15	(170,211)
BNP Paribas SA	USD	110,634	JPY	13,587,209	11/13/15	2,683,157
Brown Brothers Harriman & Co.	USD	4,914	EUR	4,375	11/13/15	(22,430)
Citibank	USD	1,840	CNY	12,074	11/13/15	50,768
Citibank	USD	4,107	EUR	3,769	11/13/15	107,444
Credit Suisse International	USD	90,772	AUD	127,477	11/13/15	(1,498,055)
Credit Suisse International	USD	65,291	EUR	56,795	11/13/15	(1,786,543)
Credit Suisse International	USD	2,207	SEK	18,940	11/13/15	58,258
Deutsche Bank AG	CHF	3,683	USD	3,813	11/13/15	28,709
Deutsche Bank AG	ILS	13,490	USD	3,436	11/13/15	(4,529)
Deutsche Bank AG	USD	4,331	JPY	536,054	11/13/15	139,959
Goldman Sachs Bank USA	AUD	10,235	USD	7,520	11/13/15	352,018
Goldman Sachs Bank USA	CAD	2,492	USD	1,910	11/13/15	42,670
Goldman Sachs Bank USA	JPY	653,959	USD	5,287	11/13/15	(167,046)
Goldman Sachs Bank USA	USD	3,055	GBP	1,956	11/13/15	(96,631)
Goldman Sachs Bank USA	USD	26,868	JPY	3,343,133	11/13/15	1,013,531
HSBC Bank USA	GBP	5,169	USD	7,882	11/13/15	63,752
HSBC Bank USA	HKD	126,873	USD	16,365	11/13/15	(5,198)
HSBC Bank USA	ILS	27,463	USD	7,233	11/13/15	229,312
HSBC Bank USA	USD	9,647	HKD	74,822	11/13/15	7,683
HSBC Bank USA	USD	8,837	JPY	1,058,376	11/13/15	(9,692)
JPMorgan Chase Bank	CHF	4,773	USD	5,087	11/13/15	182,754
JPMorgan Chase Bank	USD	5,042	AUD	7,130	11/13/15	(48,602)
Morgan Stanley & Co., Inc.	AUD	5,670	USD	4,179	11/13/15	208,563
Morgan Stanley & Co., Inc.	JPY	2,082,416	USD	16,782	11/13/15	(585,099)
Morgan Stanley & Co., Inc.	SEK	55,421	USD	6,540	11/13/15	(87,276)
Morgan Stanley & Co., Inc.	USD	1,629	CAD	2,184	11/13/15	7,055
Morgan Stanley & Co., Inc.	USD	15,272	JPY	1,871,801	11/13/15	339,180
Royal Bank of Scotland PLC	CHF	8,180	USD	8,413	11/13/15	8,060

2015 Annual Report	33

Schedule of Investments (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Royal Bank of Scotland PLC	GBP	3,586	USD	5,594	11/13/15	$170,020
Royal Bank of Scotland PLC	KRW	3,927,916	USD	3,336	11/13/15	27,558
Royal Bank of Scotland PLC	KRW	3,591,289	USD	3,022	11/13/15	(3,450)
Societe Generale	USD	3,266	JPY	389,319	11/13/15	(19,464)
Standard Chartered Bank	BRL	14,142	USD	3,930	10/02/15	362,867
Standard Chartered Bank	BRL	14,142	USD	3,560	10/02/15	(7,542)
Standard Chartered Bank	USD	7,085	BRL	28,284	10/02/15	48,896
Standard Chartered Bank	BRL	14,142	USD	3,487	11/04/15	(41,548)
Standard Chartered Bank	GBP	3,487	USD	5,286	11/13/15	11,968
Standard Chartered Bank	USD	14,471	AUD	19,815	11/13/15	(594,140)
Standard Chartered Bank	USD	12,883	JPY	1,607,393	11/13/15	522,188
State Street Bank & Trust Co.	CAD	12,497	USD	9,479	11/13/15	116,240
State Street Bank & Trust Co.	HKD	17,301	USD	2,232	11/13/15	(169)
State Street Bank & Trust Co.	USD	18,423	EUR	16,761	11/13/15	317,641
State Street Bank & Trust Co.	USD	20,813	SEK	180,855	11/13/15	814,661
UBS AG	EUR	27,656	USD	31,305	11/13/15	381,661
UBS AG	EUR	16,507	USD	18,130	11/13/15	(326,990)
UBS AG	GBP	13,647	USD	21,140	11/13/15	499,353
UBS AG	USD	4,532	CHF	4,392	11/13/15	(18,777)
UBS AG	USD	18,967	EUR	17,000	11/13/15	40,869
UBS AG	USD	7,260	JPY	876,547	11/13/15	50,766
UBS AG	USD	79,936	JPY	9,498,403	11/13/15	(719,355)
UBS AG	GBP	33,619	USD	51,670	12/15/15	828,323

						$4,487,277

(a)	Non-income producing security.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2015, the aggregate market value of these securities amounted to $8,313,824 or 0.2% of net assets.
(c)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.
(d)	Fair valued by the Adviser.
(e)	Illiquid security.
(f)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.
(g)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CNY—Chinese Yuan Renminbi

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

ILS—Israeli Shekel

JPY—Japanese Yen

KRW—South Korean Won

SEK—Swedish Krona

TWD—New Taiwan Dollar

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

CBT—Chicago Board of Trade

EAFE—Europe, Australia, and Far East

ETF—Exchange Traded Fund

FTSE—Financial Times Stock Exchange

GDR—Global Depositary Receipt

JSC—Joint Stock Company

MSCI—Morgan Stanley Capital International

NVDR—Non Voting Depositary Receipt

OJSC—Open Joint Stock Company

PJSC—Public Joint Stock Company

REG—Registered Shares

SPI—Share Price Index

TOPIX—Tokyo Price Index

See notes to financial statements.

34	Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Overlay B Portfolio

September 30, 2015

	Principal Amount (000)		U.S. $ Value

GOVERNMENTS—TREASURIES–20.3%
Australia–0.8%
Australia Government Bond Series 122 5.25%, 3/15/19(a)	AUD	8,380	$6,547,345
Series 139 3.25%, 4/21/25(a)		1,850	1,367,155
Series 144 3.75%, 4/21/37(a)		1,405	1,064,738

			8,979,238

Belgium–0.1%
Belgium Government Bond Series 71 3.75%, 6/22/45(a)	EUR	510	816,526
Series 74 0.80%, 6/22/25(a)		770	852,027

			1,668,553

Brazil–0.4%
Brazil Notas do Tesouro Nacional Series B 6.00%, 8/15/50–5/15/55	BRL	675	381,579
Series F 10.00%, 1/01/25		8,592	1,563,969
Series NTNF 10.00%, 1/01/17		9,535	2,255,640

			4,201,188

France–0.5%
France Government Bond OAT 0.50%, 5/25/25(a)	EUR	2,210	2,378,735
2.50%, 5/25/30(a)		597	762,948
3.25%, 10/25/21(a)		220	288,838
4.50%, 4/25/41(a)		735	1,279,239
French Treasury Note BTAN 2.50%, 7/25/16(a)		495	565,235

			5,274,995

Germany–1.0%
Bundesrepublik Deutschland 0.50%, 2/15/25(a)		8,166	9,099,686
Series 00 6.25%, 1/04/30(a)		1,370	2,633,902

			11,733,588

Ireland–0.5%
Ireland Government Bond 2.40%, 5/15/30(a)		1,255	1,519,375
3.40%, 3/18/24(a)		1,245	1,653,397
5.40%, 3/13/25		1,883	2,878,479

			6,051,251

	Principal Amount (000)		U.S. $ Value

Italy–0.9%
Italy Buoni Poliennali Del Tesoro 1.35%, 4/15/22	EUR	2,411	$2,716,395
3.75%, 3/01/21–5/01/21		2,322	2,979,966
4.00%, 9/01/20		111	143,113
4.50%, 5/01/23		550	749,467
5.50%, 11/01/22		2,390	3,413,542

			10,002,483

Japan–1.6%
Japan Government Five Year Bond Series 100 0.30%, 9/20/16	JPY	143,350	1,198,266
Japan Government Thirty Year Bond Series 30 2.30%, 3/20/39		37,900	381,922
Series 36 2.00%, 3/20/42		199,900	1,914,818
Japan Government Twenty Year Bond Series 112 2.10%, 6/20/29		241,750	2,403,696
Series 128 1.90%, 6/20/31		169,750	1,648,230
Series 143 1.60%, 3/20/33		176,850	1,633,834
Series 144 1.50%, 3/20/33		114,300	1,040,300
Series 150 1.40%, 9/20/34		515,900	4,559,349
Japan Government Two Year Bond Series 349 0.10%, 2/15/17		384,300	3,207,246

			17,987,661

Mexico–0.1%
Mexican Bonos Series M 7.75%, 11/13/42	MXN	10,578	689,668

New Zealand–0.1%
New Zealand Government Bond Series 423 5.50%, 4/15/23(a)	NZD	1,465	1,094,658

Poland–0.1%
Poland Government Bond Series 1021 5.75%, 10/25/21	PLN	4,335	1,343,683

Singapore–0.0%
Singapore Government Bond 3.375%, 9/01/33	SGD	341	257,354

South Africa–0.0%
South Africa Government Bond Series R213 7.00%, 2/28/31	ZAR	4,540	275,509

Spain–0.6%
Spain Government Bond 1.95%, 7/30/30(a)	EUR	2,438	2,570,198

2015 Annual Report	35

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value

4.20%, 1/31/37(a)	EUR	1,125	$1,535,089
4.70%, 7/30/41(a)		1,650	2,416,911

			6,522,198

Sweden–0.1%
Sweden Government Bond Series 1054 3.50%, 6/01/22	SEK	7,085	1,023,517

United Kingdom–1.7%
United Kingdom Gilt 1.75%, 7/22/19–9/07/22(a)	GBP	1,939	2,997,122
2.25%, 9/07/23(a)		1,420	2,256,807
3.25%, 1/22/44(a)		890	1,557,983
3.75%, 9/07/19(a)		1,752	2,933,624
4.25%, 6/07/32–12/07/46(a)		2,495	4,901,032
4.50%, 12/07/42(a)		175	371,684
5.00%, 3/07/25(a)		2,010	3,932,165

			18,950,417

United States–11.8%
U.S. Treasury Bonds 2.50%, 2/15/45	U.S.$	475	437,653
2.875%, 5/15/43		880	877,181
3.00%, 11/15/44–5/15/45		3,023	3,088,338
3.125%, 8/15/44		6,491	6,793,578
3.625%, 8/15/43		6,413	7,381,195
4.50%, 2/15/36		4,291	5,625,938
U.S. Treasury Notes 0.50%, 9/30/16		17,715	17,732,568
0.875%, 4/30/17		3,680	3,698,400
1.00%, 3/15/18(b)		5,245	5,272,248
1.00%, 5/31/18		3,645	3,658,337
1.125%, 12/31/19		14,191	14,109,331
1.25%, 1/31/20		5,545	5,539,078
1.375%, 3/31/20–4/30/20		9,308	9,333,463
1.50%, 6/30/16–2/28/19		9,129	9,217,169
1.75%, 9/30/19		13,202	13,481,753
2.00%, 2/15/25		1,870	1,862,696
2.125%, 6/30/21		2,845	2,931,016
2.375%, 8/15/24		7,323	7,542,515
2.50%, 5/15/24		610	635,401
2.75%, 2/15/24(b)		3,056	3,248,059
4.50%, 5/15/17		10,094	10,736,312

			133,202,229

Total Governments—Treasuries (cost $231,268,274)			229,258,190

CORPORATES—INVESTMENT GRADE–14.6%
Industrial–9.2%
Basic–0.6%
Air Products & Chemicals, Inc. 2.75%, 2/03/23		580	569,321
Barrick Gold Corp. 4.10%, 5/01/23		243	215,033
	Principal Amount (000)		U.S. $ Value

Braskem Finance Ltd. 6.45%, 2/03/24	U.S.$	770	$635,250
Eastman Chemical Co. 3.80%, 3/15/25		365	356,305
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas, Inc. 6.50%, 11/15/20		155	139,791
Glencore Funding LLC 2.125%, 4/16/18(a)		549	472,140
4.00%, 4/16/25(a)		450	347,625
4.125%, 5/30/23(a)		265	208,522
International Paper Co. 3.65%, 6/15/24		870	859,806
3.80%, 1/15/26		263	259,118
5.15%, 5/15/46		197	192,449
LyondellBasell Industries NV 5.00%, 4/15/19		610	657,703
5.75%, 4/15/24		685	765,759
Mosaic Co. (The) 5.625%, 11/15/43		465	489,902
Rio Tinto Finance USA Ltd. 3.75%, 6/15/25		756	737,403

			6,906,127

Capital Goods–0.3%
Caterpillar Financial Services Corp. 2.625%, 3/01/23		330	324,598
DH Europe Finance SA 1.70%, 1/04/22	EUR	473	535,798
General Dynamics Corp. 3.875%, 7/15/21	U.S.$	630	675,122
Odebrecht Finance Ltd. 5.25%, 6/27/29(a)		615	325,874
Republic Services, Inc. 5.25%, 11/15/21		555	622,696
Yamana Gold, Inc. 4.95%, 7/15/24		1,470	1,313,504

			3,797,592

Communications—Media–1.2%
21st Century Fox America, Inc. 3.00%, 9/15/22		230	226,666
6.15%, 3/01/37		830	938,576
CBS Corp. 3.50%, 1/15/25		956	920,699
5.75%, 4/15/20		1,340	1,506,475
CCO Safari II LLC 3.579%, 7/23/20(a)		320	317,643
4.908%, 7/23/25(a)		320	318,465
Cox Communications, Inc. 2.95%, 6/30/23(a)		492	449,257
Discovery Communications LLC 3.45%, 3/15/25		538	498,432
4.875%, 4/01/43		255	219,952
McGraw Hill Financial, Inc. 4.40%, 2/15/26(a)		1,335	1,354,775

36	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)			U.S. $ Value

NBCUniversal Enterprise, Inc. 1.974%, 4/15/19(a)	U.S.$		1,850	$1,859,808
Time Warner Cable, Inc. 4.50%, 9/15/42			769	607,989
Time Warner, Inc. 3.55%, 6/01/24			1,813	1,796,474
3.60%, 7/15/25			1,385	1,356,192
Viacom, Inc. 3.875%, 4/01/24			1,683	1,577,787

				13,949,190

Communications—Telecommunications–1.3%
American Tower Corp. 2.80%, 6/01/20			384	382,581
3.50%, 1/31/23			665	640,664
5.05%, 9/01/20			995	1,087,481
AT&T, Inc. 3.40%, 5/15/25			970	925,861
5.80%, 2/15/19			280	311,346
6.45%, 6/15/34			220	247,455
British Telecommunications PLC 9.625%, 12/15/30			505	753,041
Deutsche Telekom International Finance BV 4.875%, 3/06/42(a)			975	967,082
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc. 3.80%, 3/15/22			157	158,023
3.95%, 1/15/25			320	313,863
4.45%, 4/01/24			1,480	1,518,224
5.00%, 3/01/21			1,325	1,444,177
Verizon Communications, Inc. 3.50%, 11/01/24			1,121	1,102,179
3.85%, 11/01/42			850	704,789
4.60%, 4/01/21			1,354	1,460,499
6.55%, 9/15/43			1,165	1,376,382
Vodafone Group PLC 2.50%, 9/26/22			795	737,228

				14,130,875

Consumer Cyclical—Automotive–0.5%
Ford Motor Credit Co. LLC 2.597%, 11/04/19			937	925,476
5.875%, 8/02/21			2,265	2,563,989
General Motors Co. 3.50%, 10/02/18			580	584,681
General Motors Financial Co., Inc. 3.25%, 5/15/18			97	98,126
Nissan Motor Acceptance Corp. 2.35%, 3/04/19(a)			760	769,771
Toyota Motor Credit Corp. 3.30%, 1/12/22			735	760,709

				5,702,752

Consumer Cyclical—Other–0.0%
Wyndham Worldwide Corp. 2.95%, 3/01/17			440	445,361

	Principal Amount (000)			U.S. $ Value

Consumer Cyclical—Retailers–0.5%
CVS Health Corp. 3.875%, 7/20/25		U.S.$	850	$876,187
5.125%, 7/20/45			800	859,962
Kohl’s Corp. 4.25%, 7/17/25			1,242	1,244,172
Wal-Mart Stores, Inc. 2.55%, 4/11/23			830	819,955
Walgreens Boots Alliance, Inc. 3.30%, 11/18/21			676	684,912
3.80%, 11/18/24			1,060	1,054,333

				5,539,521

Consumer Non-Cyclical–2.3%
AbbVie, Inc. 2.50%, 5/14/20			217	215,801
3.60%, 5/14/25			1,195	1,178,589
Actavis Funding SCS 3.00%, 3/12/20			1,745	1,746,529
3.80%, 3/15/25			1,390	1,342,795
Altria Group, Inc. 2.625%, 1/14/20			1,860	1,879,772
AstraZeneca PLC 6.45%, 9/15/37			220	284,362
Baxalta, Inc. 3.60%, 6/23/22(a)			220	222,117
5.25%, 6/23/45(a)			635	640,935
Baxter International, Inc. 4.25%, 3/15/20			107	114,685
Bayer US Finance LLC 3.375%, 10/08/24(a)			251	252,340
Becton Dickinson and Co. 2.675%, 12/15/19			249	251,785
3.734%, 12/15/24			638	649,496
Biogen, Inc. 2.90%, 9/15/20			308	311,117
3.625%, 9/15/22			137	138,080
4.05%, 9/15/25			663	669,751
Bunge Ltd. Finance Corp. 8.50%, 6/15/19			9	10,752
Celgene Corp. 3.875%, 8/15/25			1,195	1,195,222
Gilead Sciences, Inc. 3.65%, 3/01/26			1,485	1,491,912
Grupo Bimbo SAB de CV 3.875%, 6/27/24(a)			680	658,553
Kraft Heinz Foods Co. 2.80%, 7/02/20(a)			900	905,897
3.50%, 7/15/22(a)			949	969,420
Kroger Co. (The) 3.40%, 4/15/22			1,185	1,207,963
Laboratory Corp. of America Holdings 3.20%, 2/01/22			245	243,860
3.60%, 2/01/25			588	569,222
Medtronic, Inc. 3.50%, 3/15/25			1,065	1,086,667

2015 Annual Report	37

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value

Perrigo Finance PLC 3.50%, 12/15/21	U.S.$	727	$717,772
3.90%, 12/15/24		280	275,773
Philip Morris International, Inc. 2.50%, 8/22/22		1,940	1,894,315
Reynolds American, Inc. 3.25%, 11/01/22		860	855,615
3.75%, 5/20/23(a)		315	316,426
4.00%, 6/12/22		192	200,624
4.45%, 6/12/25		635	664,435
5.85%, 8/15/45		449	499,544
Thermo Fisher Scientific, Inc. 4.15%, 2/01/24		415	429,845
Tyson Foods, Inc. 2.65%, 8/15/19		160	161,206
3.95%, 8/15/24		760	774,144
Zimmer Biomet Holdings, Inc. 3.55%, 4/01/25		810	793,170

			25,820,491

Energy–1.5%
Anadarko Petroleum Corp. 6.375%, 9/15/17		572	617,262
BP Capital Markets PLC 3.245%, 5/06/22		780	785,015
Devon Energy Corp. 5.00%, 6/15/45		475	430,358
Diamond Offshore Drilling, Inc. 4.875%, 11/01/43		380	248,495
Energy Transfer Partners LP 3.60%, 2/01/23		55	49,514
4.65%, 6/01/21		310	309,553
7.50%, 7/01/38		475	498,297
EnLink Midstream Partners LP 4.15%, 6/01/25		805	738,435
5.05%, 4/01/45		636	538,853
Enterprise Products Operating LLC 3.70%, 2/15/26		936	884,471
4.90%, 5/15/46		325	294,321
Kinder Morgan Energy Partners LP 3.95%, 9/01/22		1,780	1,671,522
Kinder Morgan, Inc./DE 2.25%, 3/16/27	EUR	245	216,810
5.00%, 2/15/21(a)	U.S.$	299	305,531
5.05%, 2/15/46		325	257,870
Noble Energy, Inc. 3.90%, 11/15/24		972	903,969
8.25%, 3/01/19		1,530	1,796,933
ONEOK Partners LP 3.80%, 3/15/20		236	237,881
Plains All American Pipeline LP/PAA Finance Corp. 3.60%, 11/01/24		1,327	1,242,006
Regency Energy Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/23		195	180,269
	Principal Amount (000)		U.S. $ Value

Reliance Holding USA, Inc. 5.40%, 2/14/22(a)	U.S.$	1,465	$1,600,581
Schlumberger Norge AS 4.20%, 1/15/21(a)		310	335,296
Schlumberger Oilfield UK PLC 4.20%, 1/15/21(a)		211	228,218
Spectra Energy Partners LP 3.50%, 3/15/25		795	742,249
Sunoco Logistics Partners Operations LP 5.30%, 4/01/44		670	541,908
Williams Partners LP 3.90%, 1/15/25		290	249,714
4.125%, 11/15/20		875	890,589
4.50%, 11/15/23		245	229,632

			17,025,552

Other Industrial–0.1%
Hutchison Whampoa International 14 Ltd. 1.625%, 10/31/17(a)		587	584,734

Technology–0.8%
EMC Corp./MA 3.375%, 6/01/23		760	753,174
Hewlett-Packard Co. 2.75%, 1/14/19		147	149,312
3.75%, 12/01/20		1,978	2,045,056
4.375%, 9/15/21		72	75,247
4.65%, 12/09/21		180	190,885
HP Enterprise Co. 4.90%, 10/15/25		1,450	1,446,013
KLA-Tencor Corp. 4.65%, 11/01/24		1,245	1,244,106
Oracle Corp. 5.75%, 4/15/18		95	104,905
QUALCOMM, Inc. 3.00%, 5/20/22		800	788,820
Seagate HDD Cayman 4.75%, 1/01/25–1/01/25		821	799,461
Tencent Holdings Ltd. 3.375%, 5/02/19(a)		1,316	1,337,965
Total System Services, Inc. 2.375%, 6/01/18		195	195,529

			9,130,473

Transportation—Services–0.1%
Penske Truck Leasing Co. LP/PTL Finance Corp. 3.375%, 2/01/22(a)		815	796,121

			103,828,789

Financial Institutions–5.0%
Banking–3.5%
ABN AMRO Bank NV 2.50%, 10/30/18(a)		2,840	2,879,788
4.75%, 7/28/25(a)		373	369,526
Bank of America Corp. 4.00%, 1/22/25–1/22/25		1,230	1,250,044

38	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value

4.20%, 8/26/24	U.S.$	320	$319,771
4.875%, 4/01/44		460	477,510
Series E 0.80%, 3/28/18(c)	EUR	250	276,221
BNP Paribas SA 2.375%, 9/14/17	U.S.$	799	811,031
BPCE SA 5.15%, 7/21/24(a)		560	569,175
5.70%, 10/22/23(a)		880	927,919
Citigroup, Inc. 3.875%, 3/26/25		200	193,748
Compass Bank 2.75%, 9/29/19		325	324,309
5.50%, 4/01/20		549	590,884
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands 3.95%, 11/09/22		1,070	1,074,619
4.375%, 8/04/25		1,197	1,197,858
Countrywide Financial Corp. 6.25%, 5/15/16		1,420	1,460,311
Credit Suisse Group Funding Guernsey Ltd. 2.75%, 3/26/20(a)		390	388,910
3.75%, 3/26/25(a)		1,215	1,179,952
Fifth Third Bancorp 2.30%, 3/01/19		786	789,220
Goldman Sachs Group, Inc. (The) 3.75%, 5/22/25		1,051	1,053,180
5.15%, 5/22/45		259	254,224
5.75%, 1/24/22		2,870	3,293,868
Series G 7.50%, 2/15/19		400	467,521
HSBC Holdings PLC 4.00%, 3/30/22		1,850	1,943,141
ING Bank NV 3.75%, 3/07/17(a)		705	727,963
ING Groep NV 5.775%, 12/08/15(d)		190	189,525
JPMorgan Chase & Co. Series X 6.10%, 10/01/24(d)		430	427,205
Lloyds Bank PLC 2.30%, 11/27/18		774	782,896
4.20%, 3/28/17		165	171,721
6.50%, 9/14/20(a)		405	467,126
Mizuho Bank Ltd. 2.45%, 4/16/19(a)		765	770,551
Mizuho Financial Group Cayman 3 Ltd. 4.60%, 3/27/24(a)		1,160	1,206,479
Morgan Stanley 5.625%, 9/23/19		1,129	1,261,268
Series G 3.70%, 10/23/24		1,075	1,080,128
4.00%, 7/23/25		1,757	1,795,642
Murray Street Investment Trust I 4.647%, 3/09/17		182	189,807
Nationwide Building Society 6.25%, 2/25/20(a)		345	404,714
	Principal Amount (000)		U.S. $ Value

Nordea Bank AB 3.125%, 3/20/17(a)	U.S.$	751	$771,273
Rabobank Capital Funding Trust III 5.254%, 10/21/16(a)(d)		435	438,807
Rabobank Capital Funding Trust IV 5.556%, 12/31/19(a)(d)	GBP	100	156,570
Santander Bank NA 1.216%, 1/12/18(c)	U.S.$	275	274,137
Santander UK PLC 5.00%, 11/07/23(a)		610	634,120
Societe Generale SA 5.75%, 4/20/16(a)		449	459,103
Standard Chartered PLC Series E 4.00%, 7/12/22(a)		315	311,850
State Street Corp. 3.70%, 11/20/23		310	323,938
Sumitomo Mitsui Banking Corp. 3.00%, 1/18/23		384	381,023
UBS AG/Stamford CT 7.50%, 7/15/25		343	431,303
7.625%, 8/17/22		280	322,136
UBS Group Funding Jersey Ltd. 4.125%, 9/24/25(a)		1,125	1,119,109
Wells Fargo & Co. 4.125%, 8/15/23		1,815	1,886,641

			39,077,765

Brokerage–0.1%
Nomura Holdings, Inc. 2.00%, 9/13/16		645	648,225

Finance–0.1%
Aviation Capital Group Corp. 7.125%, 10/15/20(a)		575	670,944
General Electric Capital Corp. 4.65%, 10/17/21		290	326,188
Series G 5.625%, 5/01/18		560	619,953

			1,617,085

Insurance–0.9%
American International Group, Inc. 4.875%, 6/01/22		650	717,244
Aquarius & Investments PLC for Swiss Reinsurance Co., Ltd. 6.375%, 9/01/24(a)		380	389,548
Dai-ichi Life Insurance Co., Ltd. (The) 5.10%, 10/28/24(a)(d)		1,008	1,035,720
Guardian Life Insurance Co. of America (The) 7.375%, 9/30/39(a)		374	490,782
Hartford Financial Services Group, Inc. (The) 5.125%, 4/15/22		1,615	1,790,973
Lincoln National Corp. 8.75%, 7/01/19		100	122,143
Massachusetts Mutual Life Insurance Co. 8.875%, 6/01/39(a)		180	266,960

2015 Annual Report	39

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value

MetLife, Inc. 4.75%, 2/08/21	U.S.$	1,545	$1,715,682
Series C 5.25%, 6/15/20(d)		1,221	1,208,790
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)		495	749,747
Prudential Financial, Inc. 5.625%, 6/15/43		1,015	1,047,480
Reliance Standard Life Global Funding II 2.50%, 4/24/19(a)		770	778,528

			10,313,597

Real Estate Investment Trusts (REITS)–0.0%
Host Hotels & Resorts LP Series D 3.75%, 10/15/23		25	24,470

REITS–0.4%
Brixmor Operating Partnership LP 3.85%, 2/01/25		416	403,961
HCP, Inc. 5.375%, 2/01/21		1,828	2,024,693
Trust F/1401 5.25%, 12/15/24(a)		665	679,962
Welltower, Inc. 5.25%, 1/15/22		1,225	1,342,461

			4,451,077

			56,132,219

Utility–0.4%
Electric–0.4%
Berkshire Hathaway Energy Co. 6.125%, 4/01/36		345	415,427
EDP Finance BV 4.125%, 1/15/20(a)		252	255,431
Entergy Corp. 4.00%, 7/15/22		1,296	1,338,357
Exelon Corp. 2.85%, 6/15/20		540	544,729
3.95%, 6/15/25		625	630,826
5.10%, 6/15/45		305	311,427
Monongahela Power Co. 4.10%, 4/15/24(a)		305	317,467
Southern California Edison Co. 3.875%, 6/01/21		262	281,966
Trans-Allegheny Interstate Line Co. 3.85%, 6/01/25(a)		365	367,342

			4,462,972

Total Corporates—Investment Grade (cost $167,024,403)			164,423,980

	Shares		U.S. $ Value

INVESTMENT COMPANIES–9.9%
Funds and Investment Trusts–9.9%
AB Pooling Portfolios–AB Multi-Asset Real Return Portfolio(e)		6,178,241	$36,884,097
iShares Core MSCI Emerging Markets ETF		372,665	14,865,607
SPDR S&P 500 ETF Trust		314,440	60,256,137

Total Investment Companies (cost $129,811,144)			112,005,841

	Principal Amount (000)
INFLATION-LINKED SECURITIES–9.2%
United States–9.2%
U.S. Treasury Inflation Index
0.125%, 4/15/17–7/15/24 (TIPS)	U.S.$	80,318	79,278,047
0.25%, 1/15/25 (TIPS)		9,805	9,397,824
0.375%, 7/15/23–7/15/25 (TIPS)		11,335	11,100,041
0.625%, 1/15/24 (TIPS)		3,976	3,956,456

Total Inflation-Linked Securities (cost $106,344,607)			103,732,368

MORTGAGE PASS-THROUGHS–7.3%
Agency Fixed Rate 30-Year–6.8%
Federal Home Loan Mortgage Corp. Gold 4.00%, 1/01/45		3,310	3,577,120
Federal National Mortgage Association 3.00%, 10/01/45–11/01/45		9,742	9,866,913
3.50%, 5/01/42–10/01/45		13,718	14,429,926
4.00%, 10/01/44–10/25/45		20,286	21,696,103
4.50%, 10/25/45		6,405	6,943,420
5.50%, 8/01/37–9/01/41		2,618	2,931,943
Government National Mortgage Association 3.00%, 10/01/45		6,574	6,707,534
3.50%, 10/01/45		7,648	8,011,280
4.50%, 7/20/45		2,926	3,147,297

			77,311,536

Agency Fixed Rate 15-Year–0.5%
Federal National Mortgage Association 2.50%, 5/01/30–8/01/30		2,127	2,170,833
3.50%, 10/01/30		3,009	3,178,491

			5,349,324

Total Mortgage Pass-Throughs (cost $82,239,622)			82,660,860

ASSET-BACKED SECURITIES–5.1%
Autos-Fixed Rate–2.6%
Ally Auto Receivables Trust Series 2015-2, Class A3 1.49%, 11/15/19		907	909,335

40	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value

Ally Master Owner Trust Series 2015-3, Class A 1.63%, 5/15/20	U.S.$	1,391	$1,395,778
Avis Budget Rental Car Funding AESOP LLC Series 2013-2A, Class A 2.97%, 2/20/20(a)		1,335	1,377,183
Bank of The West Auto Trust Series 2015-1, Class A3 1.31%, 10/15/19(a)		1,334	1,336,348
California Republic Auto Receivables Trust Series 2015-2, Class A3 1.31%, 8/15/19		678	679,084
Drive Auto Receivables Trust Series 2015-AA, Class A2 1.01%, 11/15/17(a)		866	866,387
Series 2015-BA, Class A2A 0.93%, 12/15/17(a)		638	637,923
Series 2015-CA, Class A2A 1.03%, 2/15/18(a)		490	489,953
Series 2015-DA, Class A2A 1.23%, 6/15/18(a)		642	641,969
Enterprise Fleet Financing LLC Series 2015-1, Class A2 1.30%, 9/20/20(a)		1,989	1,986,959
Fifth Third Auto Trust Series 2014-3, Class A4 1.47%, 5/17/21		961	968,562
Ford Credit Auto Owner Trust Series 2014-2, Class A 2.31%, 4/15/26(a)		408	414,772
Ford Credit Auto Owner Trust/Ford Credit Series 2014-1, Class A 2.26%, 11/15/25(a)		1,500	1,522,356
Ford Credit Floorplan Master Owner Trust Series 2015-2, Class A1 1.98%, 1/15/22		816	818,733
GM Financial Automobile Leasing Trust Series 2015-1, Class A2 1.10%, 12/20/17		1,383	1,386,620
Series 2015-2, Class A3 1.68%, 12/20/18		1,269	1,273,605
GMF Floorplan Owner Revolving Trust Series 2015-1, Class A1 1.65%, 5/15/20(a)		651	649,808
Harley-Davidson Motorcycle Trust Series 2014-1, Class A2A 0.49%, 4/15/18		576	575,645
Series 2015-1, Class A3 1.41%, 6/15/20		544	545,627
Series 2015-2, Class A3 1.30%, 3/16/20		1,114	1,115,071
Hertz Vehicle Financing LLC Series 2013-1A, Class B2 2.48%, 8/25/19(a)		493	487,899
Series 2015-2A, Class A 2.02%, 9/25/19(a)		643	642,863
	Principal Amount (000)		U.S. $ Value

Hyundai Auto Lease Securitization Trust Series 2015-A, Class A2 1.00%, 10/16/17(a)	U.S.$	1,368	$1,368,682
Series 2015-B, Class A3 1.40%, 11/15/18(a)		694	696,228
Hyundai Auto Receivables Trust Series 2015-A, Class A2 0.68%, 10/16/17		868	867,865
Nissan Auto Lease Trust Series 2015-A, Class A3 1.40%, 6/15/18		1,116	1,121,909
Porsche Innovative Lease Owner Trust Series 2015-1, Class A4 1.43%, 5/21/21(a)		220	220,414
Santander Drive Auto Receivables Trust Series 2015-3, Class A2A 1.02%, 9/17/18		735	735,290
Series 2015-4, Class A2A 1.20%, 12/17/18		636	635,740
TCF Auto Receivables Owner Trust Series 2015-1A, Class A2 1.02%, 8/15/18(a)		988	987,767
Volkswagen Auto Loan Enhanced Trust Series 2014-1, Class A3 0.91%, 10/22/18		1,275	1,270,940

			28,627,315

Credit Cards—Fixed Rate–0.9%
Barclays Dryrock Issuance Trust Series 2015-2, Class A 1.56%, 3/15/21		828	835,244
Capital One Multi-Asset Execution Trust Series 2015-A5, Class A5 1.60%, 5/17/21		933	940,314
Discover Card Execution Note Trust Series 2015-A2, Class A 1.90%, 10/17/22		1,257	1,255,369
Drock Series 2015-1, Class A 2.20%, 12/15/22		1,983	2,001,611
Synchrony Credit Card Master Note Trust Series 2012-2, Class A 2.22%, 1/15/22		1,664	1,690,966
Series 2015-3, Class A 1.74%, 9/15/21		941	942,694
World Financial Network Credit Card Master Trust Series 2013-A, Class A 1.61%, 12/15/21		1,456	1,463,540
Series 2015-B, Class A 2.55%, 6/17/24		1,068	1,084,974

			10,214,712

Other ABS—Fixed Rate–0.7%
CIT Equipment Collateral Series 2014-VT1, Class A2 0.86%, 5/22/17(a)		1,060	1,060,226

2015 Annual Report	41

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value

CNH Equipment Trust Series 2014-B, Class A4 1.61%, 5/17/21	U.S.$	1,481	$1,488,190
Series 2015-A, Class A4 1.85%, 4/15/21		1,143	1,147,969
Dell Equipment Finance Trust Series 2015-1, Class A3 1.30%, 3/23/20(a)		472	471,272
SBA Tower Trust Series 2014-1A, Class C 2.898%, 10/15/44(a)		934	936,980
Series 2014-2A, Class C 3.869%, 10/15/49(a)		774	787,505
Volvo Financial Equipment LLC Series 2015-1A, Class A3 1.51%, 6/17/19(a)		1,979	1,988,798

			7,880,940

Credit Cards—Floating Rate–0.5%
American Express Issuance Trust II Series 2013-1, Class A 0.487%, 2/15/19(c)		2,023	2,021,337
Discover Card Execution Note Trust Series 2015-A1, Class A1 0.557%, 8/17/20(c)		1,720	1,713,825
Federal National Mortgage Association Series 2015-1, Class A 0.974%, 9/15/20(c)		956	956,017
World Financial Network Credit Card Master Trust Series 2015-A, Class A 0.687%, 2/15/22(c)		1,132	1,129,575

			5,820,754

Autos—Floating Rate–0.4%
BMW Floorplan Master Owner Trust Series 2015-1A, Class A 0.707%, 7/15/20(a)(c)		1,278	1,273,891
Ford Credit Floorplan Master Owner Trust A Series 2015-2, Class A2 0.777%, 1/15/22(c)		210	209,284
GE Dealer Floorplan Master Note Trust Series 2015-1, Class A 0.716%, 1/20/20(c)		1,296	1,286,435
Hertz Fleet Lease Funding LP Series 2014-1, Class A 0.603%, 4/10/28(a)(c)		1,201	1,202,150
Navistar Financial Dealer Note Master Trust Series 2014-1, Class A 0.944%, 10/25/19(a)(c)		747	743,980
NCF Dealer Floorplan Master Trust Series 2014-1A, Class A 1.716%, 10/20/20(a)(c)		113	113,000

			4,828,740

Total Asset-Backed Securities (cost $57,219,927)			57,372,461

	Principal Amount (000)		U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES–4.0%
Non-Agency Fixed Rate CMBS–3.3%
Banc of America Commercial Mortgage Trust Series 2007-3, Class AJ 5.734%, 6/10/49	U.S.$	640	$659,307
Bear Stearns Commercial Mortgage Securities Trust Series 2006-PW13, Class A4 5.54%, 9/11/41		369	376,155
Series 2006-PW13, Class AJ 5.611%, 9/11/41		1,297	1,308,796
BHMS Commercial Mortgage Trust Series 2014-ATLS, Class AFX 3.601%, 7/05/33(a)		1,895	1,939,191
CD Mortgage Trust Series 2006-CD3, Class A5 5.617%, 10/15/48		544	557,503
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class A 3.369%, 3/13/35(a)		1,120	1,161,945
Citigroup Commercial Mortgage Trust Series 2006-C4, Class A1A 5.973%, 3/15/49		1,281	1,299,546
Series 2015-GC27, Class A5 3.137%, 2/10/48		838	835,620
COMM Mortgage Trust Series 2006-C8, Class A1A 5.292%, 12/10/46		1,393	1,442,622
Series 2013-CR6, Class A2 2.122%, 3/10/46		3,670	3,709,258
Commercial Mortgage Loan Trust Series 2008-LS1, Class A1A 6.23%, 12/10/49		2,534	2,726,342
Commercial Mortgage Trust Series 2006-C8, Class A4 5.306%, 12/10/46		758	781,984
Credit Suisse Commercial Mortgage Trust Series 2007-C3, Class AM 5.889%, 6/15/39		988	1,015,399
CSAIL Commercial Mortgage Trust Series 2015-C3, Class A4 3.718%, 8/15/48		1,072	1,130,440
DBUBS Mortgage Trust Series 2011-LC1A, Class E 5.735%, 11/10/46(a)		439	473,670
GS Mortgage Securities Trust Series 2007-GG10, Class A4 5.989%, 8/10/45		999	1,053,289
Series 2011-GC5, Class D 5.475%, 8/10/44(a)		755	776,238
Series 2013-G1, Class A1 2.059%, 4/10/31(a)		462	456,396
Series 2013-G1, Class A2 3.557%, 4/10/31(a)		1,094	1,117,778

42	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value

JPMorgan Chase Commercial Mortgage Securities Trust Series 2005-CB13, Class A4 5.427%, 1/12/43	U.S.$	87	$86,911
Series 2006-LDP9, Class AM 5.372%, 5/15/47		1,091	1,118,198
Series 2007-LD12, Class AM 6.208%, 2/15/51		600	639,226
Series 2007-LDPX, Class A1A 5.439%, 1/15/49		241	251,712
Series 2007-LDPX, Class A3 5.42%, 1/15/49		1,478	1,533,635
Series 2011-C5, Class D 5.50%, 8/15/46(a)		336	354,406
JPMBB Commercial Mortgage Securities Trust Series 2015-C31, Class A3 3.801%, 8/15/48		1,122	1,185,627
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 9/15/39		625	645,323
Series 2007-C1, Class AM 5.455%, 2/15/40		360	374,992
LSTAR Commercial Mortgage Trust Series 2015-3, Class A2 2.729%, 4/20/48(a)		857	869,659
Merrill Lynch Mortgage Trust Series 2007-C1, Class A4 6.032%, 6/12/50		1,270	1,324,304
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-4, Class A1A 5.166%, 12/12/49		904	934,249
Series 2007-9, Class A4 5.70%, 9/12/49		1,145	1,211,425
UBS-Barclays Commercial Mortgage Trust Series 2012-C3, Class A4 3.091%, 8/10/49		330	338,894
Series 2012-C4, Class A5 2.85%, 12/10/45		2,519	2,539,148
Wachovia Bank Commercial Mortgage Trust Series 2006-C26, Class A1A 6.009%, 6/15/45		485	496,234

			36,725,422

Non-Agency Floating Rate CMBS–0.7%
Carefree Portfolio Trust Series 2014-CARE, Class A 1.527%, 11/15/19(a)(c)		1,017	1,015,327
COMM Mortgage Trust Series 2014-KYO, Class A 1.104%, 6/11/27(a)(c)		1,406	1,395,645
Series 2014-SAVA, Class A 1.357%, 6/15/34(a)(c)		1,254	1,249,695
	Principal Amount (000)		U.S. $ Value

H/2 Asset Funding NRE Series 2015-1A 1.844%, 6/24/49(a)(c)	U.S.$	831	$826,435
JPMorgan Chase Commercial Mortgage Securities Trust Series 2014-INN, Class A 1.127%, 6/15/29(a)(c)		1,876	1,862,515
Resource Capital Corp., Ltd. Series 2014-CRE2, Class A 1.257%, 4/15/32(a)(c)		784	778,778
Starwood Retail Property Trust Series 2014-STAR, Class A 1.427%, 11/15/27(a)(c)		662	656,749
Wells Fargo Commercial Mortgage Trust Series 2015-SG1, Class C 4.62%, 12/15/47(f)		669	654,316

			8,439,460

Total Commercial Mortgage-Backed Securities (cost $45,952,951)			45,164,882

COLLATERALIZED MORTGAGE OBLIGATIONS–2.6%
GSE Risk Share Floating Rate–1.9%
Bellemeade Re Ltd. Series 2015-1A, Class M1 2.689%, 7/25/25(a)(c)		611	611,042
Federal Home Loan Mortgage Corp Structured Agency Credit Risk Debt Notes Series 2014-DN2, Class M1 1.044%, 4/25/24(c)		455	453,901
Series 2014-DN4, Class M3 4.744%, 10/25/24(c)		1,250	1,251,496
Series 2014-HQ1, Class M1 1.844%, 8/25/24(c)		437	438,059
Series 2014-HQ1, Class M2 2.694%, 8/25/24(c)		550	557,461
Series 2014-HQ3, Class M3 4.944%, 10/25/24(c)		700	702,251
Series 2015-DNA1, Class M2 2.044%, 10/25/27(c)		360	354,635
Series 2015-DNA1, Class M3 3.494%, 10/25/27(c)		520	490,964
Series 2015-DNA2, Class M2 2.794%, 12/25/27(c)		2,911	2,922,298
Series 2015-HQ1, Class M2
2.394%, 3/25/25(c)		1,286	1,273,244
Series 2015-HQA1, Class M2 2.844%, 3/25/28(c)		2,093	2,092,598
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2014-DN1, Class M1 1.194%, 2/25/24(c)		711	710,168

2015 Annual Report	43

Schedule of Investments (continued)

	Principal Amount (000)			U.S. $ Value

Series 2014-HQ2, Class M1 1.644%, 9/25/24(c)	U.S.$		902	$903,509
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C02, Class 1M1 1.149%, 5/25/24(c)			477	472,098
Series 2014-C04, Class 1M2 5.094%, 11/25/24(c)			1,396	1,399,776
Series 2014-C04, Class 2M2 5.194%, 11/25/24(c)			240	241,821
Series 2015-C01, Class 1M2 4.494%, 2/25/25(c)			975	947,553
Series 2015-C01, Class 2M2 4.744%, 2/25/25(c)			458	454,719
Series 2015-C02, Class 2M2 4.194%, 5/25/25(c)			1,165	1,113,343
Series 2015-C03, Class 1M2 5.194%, 7/25/25(c)			1,160	1,156,409
Series 2015-C03, Class 2M1 1.694%, 7/25/25(c)			1,263	1,265,286
Series 2015-C03, Class 2M2 5.194%, 7/25/25(c)			635	634,231
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-CH1, Class M1 2.196%, 10/25/25(a)(c)			485	485,000
Series 2015-WF1, Class 1M2 5.447%, 11/25/25(a)(c)			511	510,815
Series 2015-WF1, Class 2M2 5.697%, 11/25/25(a)(c)			144	144,480

				21,587,157

Non-Agency Fixed Rate–0.5%
Alternative Loan Trust Series 2005-57CB, Class 4A3 5.50%, 12/25/35			2,015	1,852,071
Series 2006-23CB, Class 1A7 6.00%, 8/25/36			389	378,388
Series 2006-9T1, Class A1 5.75%, 5/25/36			445	386,553
Series 2007-2CB, Class 2A4 5.75%, 3/25/37			343	303,236
Credit Suisse Mortgage Trust Series 2010-6R, Class 3A2 5.875%, 1/26/38(a)			502	419,417
JP Morgan Mortgage Trust Series 2006-A1, Class 2A2 2.756%, 2/25/36			905	815,990
RBSSP Resecuritization Trust Series 2009-7, Class 10A3 6.00%, 8/26/37(a)			702	600,958
Sequoia Mortgage Trust Series 2013-6, Class A1 2.50%, 5/25/43			1,248	1,198,872

				5,955,485

	Principal Amount (000)			U.S. $ Value

Non-Agency Floating Rate–0.2%
JP Morgan Chase Commercial Mortgage Securities Trust Series 2015-SGP, Class A 1.894%, 7/15/36(a)(c)		U.S.$	1,073	$1,071,681
RBSSP Resecuritization Trust Series 2010-9, Class 7A6 6.893%, 5/26/37(a)(f)			612	511,674

				1,583,355

Agency Fixed Rate–0.0%
Federal National Mortgage Association Series 2010-117, Class DI 4.50%, 5/25/25(g)			2,820	294,811

Total Collateralized Mortgage Obligations (cost $29,648,605)				29,420,808

CORPORATES—NON-INVESTMENT GRADE–1.3%
Financial Institutions–0.7%
Banking–0.7%
Bank of America Corp. Series Z 6.50%, 10/23/24(d)			275	280,500
Barclays Bank PLC 6.86%, 6/15/32(a)(d)			205	232,675
7.75%, 4/10/23			1,035	1,108,744
BNP Paribas SA 5.019%, 4/13/17(a)(d)		EUR	150	173,372
7.375%, 8/19/25(a)(d)		U.S.$	320	322,000
Citigroup, Inc. Series P 5.95%, 5/15/25(d)			655	623,887
Credit Suisse Group AG 7.50%, 12/11/23(a)(d)			568	592,140
Intesa Sanpaolo SpA 5.017%, 6/26/24(a)			1,190	1,174,290
Lloyds Banking Group PLC 7.50%, 6/27/24(d)			355	362,420
Royal Bank of Scotland PLC (The) 9.50%, 3/16/22(a)			1,265	1,378,709
Societe Generale SA 5.922%, 4/05/17(a)(d)			330	333,300
8.00%, 9/29/25(a)(d)			1,005	989,467

				7,571,504

Finance–0.0%
AerCap Aviation Solutions BV 6.375%, 5/30/17			451	469,604

				8,041,108

Industrial–0.5%
Basic–0.1%
Teck Resources Ltd. 4.50%, 1/15/21			1,590	1,071,660

44	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value

Capital Goods–0.1%
Berry Plastics Corp. 5.125%, 7/15/23	U.S.$	277	$261,072
Sealed Air Corp. 4.50%, 9/15/23(a)	EUR	173	195,692

			456,764

Communications—Media–0.1%
CSC Holdings LLC 8.625%, 2/15/19		450	463,500

Communications—Telecommunications–0.1%
Numericable-SFR SAS 5.375%, 5/15/22(a)	EUR	105	117,576
Sprint Capital Corp. 6.90%, 5/01/19		1,230	1,082,400
Sprint Corp. 7.875%, 9/15/23		127	102,790

			1,302,766

Consumer Cyclical—Other–0.0%
KB Home 4.75%, 5/15/19		265	254,731
MCE Finance Ltd. 5.00%, 2/15/21(a)		200	180,000

			434,731

Consumer Cyclical—Retailers–0.0%
Dufry Finance SCA 4.50%, 8/01/23(a)	EUR	153	174,390

Consumer Non-Cyclical–0.0%
Ephios Bondco PLC 6.25%, 7/01/22(a)		157	174,276
Hill-Rom Holdings, Inc. 5.75%, 9/01/23(a)	U.S.$	110	110,275

			284,551

Energy–0.1%
ONEOK, Inc. 4.25%, 2/01/22		595	513,188
Southern Star Central Corp. 5.125%, 7/15/22(a)		482	462,720
Transocean, Inc. 6.50%, 11/15/20		450	344,250

			1,320,158

Technology–0.0%
Advanced Micro Devices, Inc. 6.75%, 3/01/19		345	238,481

Transportation—Services–0.0%
Hertz Corp. (The) 6.75%, 4/15/19		440	447,700

			6,194,701

Utility–0.1%
Electric–0.1%
AES Corp./VA 7.375%, 7/01/21		385	399,437

NRG Energy, Inc. 6.25%, 5/01/24	U.S.$	330	$291,225

			690,662

Total Corporates—Non-Investment Grade (cost $16,247,220)			14,926,471

COVERED BONDS–1.0%
Australia–0.3%
Commonwealth Bank of Australia Series E 0.75%, 11/04/21(a)	EUR	720	806,572
National Australia Bank Ltd. 2.00%, 2/22/19(a)	U.S.$	1,506	1,524,771
Westpac Banking Corp. Series E 1.50%, 3/24/21(a)	EUR	690	805,899

			3,137,242

Canada–0.2%
Bank of Nova Scotia (The) 1.75%, 3/22/17(a)	U.S.$	743	751,199
National Bank of Canada 1.50%, 3/25/21(a)	EUR	561	658,733
Royal Bank of Canada 1.625%, 8/04/20(a)		675	795,252

			2,205,184

Denmark–0.1%
Danske Bank A/S Series E 1.25%, 6/11/21		700	814,240

France–0.1%
BNP Paribas Home Loan SFH SA Series E 3.75%, 1/11/21(a)		1,000	1,316,817

Norway–0.1%
DNB Boligkreditt AS Series E 3.875%, 6/16/21		573	760,913

Spain–0.0%
CaixaBank SA Series 27 0.057%, 1/09/18(c)		200	221,587

Switzerland–0.1%
Credit Suisse AG/Guernsey Series E 1.75%, 1/15/21(a)		660	784,468
UBS AG/London Series E 1.375%, 4/16/21(a)		670	786,857

			1,571,325

2015 Annual Report	45

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value

United Kingdom–0.1%
Abbey National Treasury Services PLC/London Series E 1.625%, 11/26/20(a)	EUR	664	$785,334

Total Covered Bonds (cost $10,857,734)			10,812,642

QUASI-SOVEREIGNS–0.6%
Quasi-Sovereign Bonds–0.6%
Chile–0.2%
Corp. Nacional del Cobre de Chile 4.50%, 9/16/25(a)	U.S.$	799	767,538
Empresa de Transporte de Pasajeros Metro SA 4.75%, 2/04/24(a)		1,503	1,519,440

			2,286,978

China–0.1%
State Grid Overseas Investment 2014 Ltd. 4.125%, 5/07/24(a)		951	1,001,529

Mexico–0.1%
Petroleos Mexicanos 4.50%, 1/23/26(a)		1,300	1,198,470

South Korea–0.0%
Korea Development Bank (The) 3.25%, 3/09/16		509	513,755

United Arab Emirates–0.2%
MDC-GMTN B.V. 3.25%, 4/28/22(a)		1,850	1,880,063

Total Quasi-Sovereigns (cost $6,885,178)			6,880,795

GOVERNMENTS—SOVEREIGN AGENCIES–0.6%
Brazil–0.1%
Petrobras Global Finance BV 5.75%, 1/20/20		858	640,025

Canada–0.1%
Canada Housing Trust No. 1 1.70%, 12/15/17(a)	CAD	1,540	1,176,286
NOVA Chemicals Corp. 5.25%, 8/01/23(a)		295	285,781

			1,462,067

France–0.1%
Dexia Credit Local SA/New York, NY 1.25%, 10/18/16(a)	U.S.$	399	400,948
1.50%, 10/07/17(a)		735	738,316

			1,139,264

Germany–0.1%
Landwirtschaftliche Rentenbank Series E 3.75%, 2/11/16(a)	EUR	496	562,000

Israel–0.1%
Israel Electric Corp. Ltd. 5.00%, 11/12/24(a)	EUR	776	$791,799

Qatar–0.0%
Ooredoo International Finance Ltd. 3.875%, 1/31/28(a)		200	190,350

United Kingdom–0.1%
Network Rail Infrastructure Finance PLC Series E 4.40%, 3/06/16	CAD	1,140	865,486
Royal Bank of Scotland Group PLC 7.50%, 8/10/20(d)		680	678,511

			1,543,997

Total Governments—Sovereign Agencies (cost $6,983,544)			6,329,502

AGENCIES–0.5%
Agency Debentures–0.5%
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20 (cost $5,394,644)	U.S.$	6,490	5,970,781

LOCAL GOVERNMENTS—PROVINCIAL BONDS–0.2%
Canada–0.2%
Province of British Columbia Canada 3.25%, 12/18/21	CAD	1,337	1,089,647
Province of Manitoba Canada 3.85%, 12/01/21		1,220	1,020,266

Total Local Governments—Provincial Bonds (cost $2,611,128)			2,109,913

GOVERNMENTS—SOVEREIGN BONDS–0.1%
Indonesia–0.1%
Indonesia Government International Bond 4.125%, 1/15/25(a) (cost $1,325,822)	U.S.$	1,305	1,209,358

	Notional Amount (000)
OPTIONS PURCHASED—CALLS–0.0%
Swaptions–0.0%
CDX-NAHY Series 24, 5 Year Index RTP, JPMorgan Chase Bank, NA Expiration: Oct 2015, Exercise Rate: 1.06%(h) (Premiums paid $16,088)		6,500	3,105

46	Sanford C. Bernstein Fund, Inc.

Company		Shares	U.S. $ Value

SHORT-TERM INVESTMENTS–23.4%
Investment Companies–20.8%
AB Fixed Income Shares, Inc.– Government STIF Portfolio, 0.14%(e)(i) (cost $234,308,339)		234,308,339	$234,308,339

	Principal Amount (000)
U.S. TREASURY BILLS–2.6%
U.S. Treasury Bill Zero Coupon, 10/08/15–11/19/15	U.S.$	17,230	17,229,967
Zero Coupon, 11/27/15(j)		12,000	11,998,955

Total U.S. Treasury Bills (cost $29,228,922)			29,228,922

Total Short-Term Investments (cost $263,537,261)			263,537,261

Total Investments—100.7% (cost $1,163,368,152)			1,135,819,218

Other assets less liabilities—(0.7)%			(8,015,660)

Net Assets—100.0%			$1,127,803,558

FUTURES (see Note 3)
Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2015	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
10 Yr Australian Bond Futures	13	December 2015	$1,167,870	$1,180,852	$12,982
10 Yr Canadian Bond Futures	63	December 2015	6,745,909	6,693,720	(52,189)
10 Yr Japan Bond (OSE) Futures	4	December 2015	4,928,793	4,940,108	11,315
EURO STOXX 50 Futures	97	December 2015	3,433,325	3,350,266	(83,059)
Hang Seng Index Futures	8	October 2015	1,096,158	1,073,129	(23,029)
Long GILT Futures	12	December 2015	2,143,584	2,161,295	17,711
SPI 200 Futures	28	December 2015	2,489,621	2,460,090	(29,531)
TOPIX Index Futures	313	December 2015	37,505,206	36,827,366	(677,840)
U.S. T-Note 10 Yr (CBT) Futures	395	December 2015	50,596,527	50,850,078	253,551
U.S. T-Note 2 Yr (CBT) Futures	102	December 2015	22,315,121	22,341,188	26,067
U.S. T-Note 5 Yr (CBT) Futures	178	December 2015	21,404,280	21,451,781	47,501
U.S. Ultra Bond (CBT) Futures	170	December 2015	27,826,984	27,269,063	(557,921)

Sold Contracts
10 Yr Japan Bond (OSE) Futures	106	December 2015	130,630,018	130,912,850	(282,832)
EURO BUXL 30 Yr Bond Futures	51	December 2015	8,552,596	8,875,214	(322,618)
EURO-BOBL Futures	246	December 2015	35,220,214	35,465,056	(244,842)
EURO-BUND Futures	123	December 2015	21,035,049	21,466,777	(431,728)
FTSE 100 Index Futures	94	December 2015	8,615,927	8,558,214	57,713
U.S. Long Bond (CBT) Futures	7	December 2015	1,093,685	1,101,406	(7,721)
U.S. T-Note 10 Yr (CBT) Futures	247	December 2015	31,616,657	31,797,391	(180,734)
U.S. T-Note 2 Yr (CBT) Futures	28	December 2015	6,125,835	6,132,875	(7,040)
U.S. T-Note 5 Yr (CBT) Futures	75	December 2015	9,029,553	9,038,672	(9,119)

					$(2,483,363)

2015 Annual Report	47

Schedule of Investments (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contract Amount (000)		U.S. $ Value on Origination Date		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	JPY	950,000	USD	7,677	10/15/15	$(243,486)
Barclays Bank PLC	TWD	49,491	USD	1,527	10/16/15	28,720
Barclays Bank PLC	EUR	3,377	USD	3,735	11/13/15	(40,646)
Barclays Bank PLC	USD	4,016	CHF	3,957	11/13/15	50,390
BNP Paribas SA	MYR	1,547	USD	368	10/09/15	15,983
BNP Paribas SA	NZD	1,752	USD	1,157	10/09/15	38,168
BNP Paribas SA	USD	2,012	GBP	1,328	11/10/15	(4,742)
BNP Paribas SA	AUD	6,302	USD	4,580	11/13/15	166,766
BNP Paribas SA	USD	11,272	JPY	1,384,332	11/13/15	273,373
BNP Paribas SA	MXN	11,469	USD	671	11/20/15	(4,939)
Credit Suisse International	SEK	28,389	EUR	3,039	11/05/15	3,611
Credit Suisse International	USD	8,343	AUD	11,717	11/13/15	(137,693)
Credit Suisse International	USD	5,495	EUR	4,780	11/13/15	(150,359)
Deutsche Bank AG	BRL	5,660	USD	1,563	10/02/15	134,881
Deutsche Bank AG	USD	1,425	BRL	5,660	10/02/15	3,019
Deutsche Bank AG	IDR	24,195,346	USD	1,637	10/09/15	(15,208)
Goldman Sachs Bank USA	ZAR	17,221	USD	1,301	10/13/15	60,224
Goldman Sachs Bank USA	EUR	726	USD	812	10/27/15	(129)
Goldman Sachs Bank USA	AUD	12,860	USD	9,012	10/30/15	(1,126)
Goldman Sachs Bank USA	USD	2,391	SEK	19,706	11/05/15	(34,814)
Goldman Sachs Bank USA	USD	11,605	JPY	1,449,112	11/13/15	480,120
Goldman Sachs Bank USA	CAD	5,596	USD	4,177	11/19/15	(15,444)
HSBC Bank USA	JPY	2,560,000	USD	21,212	10/07/15	(128,981)
HSBC Bank USA	GBP	16,167	USD	24,849	11/10/15	397,365
HSBC Bank USA	USD	3,112	GBP	2,040	11/10/15	(25,753)
JPMorgan Chase Bank	JPY	780,000	USD	6,541	3/25/16	15,142
Morgan Stanley & Co., Inc.	USD	1,463	JPY	181,213	11/13/15	48,323
Royal Bank of Scotland PLC	BRL	4,639	USD	1,179	10/02/15	8,541
Royal Bank of Scotland PLC	USD	1,168	BRL	4,639	10/02/15	2,474
Royal Bank of Scotland PLC	IDR	18,182,655	USD	1,236	10/09/15	(6,076)
Royal Bank of Scotland PLC	USD	3,018	IDR	42,690,174	10/09/15	(102,642)
Royal Bank of Scotland PLC	JPY	860,000	USD	7,186	10/15/15	16,155
Royal Bank of Scotland PLC	USD	4,303	JPY	518,488	10/23/15	19,628
Royal Bank of Scotland PLC	EUR	51,423	USD	58,147	10/27/15	665,563
Standard Chartered Bank	BRL	10,368	USD	2,881	10/02/15	266,031
Standard Chartered Bank	BRL	20,667	USD	5,202	10/02/15	(11,022)
Standard Chartered Bank	USD	7,762	BRL	31,035	10/02/15	65,965
Standard Chartered Bank	MYR	12,215	USD	2,981	10/09/15	198,620
Standard Chartered Bank	USD	3,262	MYR	13,803	10/09/15	(117,388)
Standard Chartered Bank	BRL	20,667	USD	5,095	11/04/15	(60,718)
Standard Chartered Bank	SGD	9,092	USD	6,492	11/06/15	110,721
Standard Chartered Bank	GBP	780	USD	1,182	11/13/15	2,677
Standard Chartered Bank	USD	2,613	GBP	1,679	11/13/15	(73,611)
State Street Bank & Trust Co.	USD	933	ZAR	12,546	10/13/15	(29,207)
State Street Bank & Trust Co.	JPY	1,089,418	USD	9,072	10/23/15	(11,469)
State Street Bank & Trust Co.	EUR	9,526	USD	10,781	10/27/15	132,236
State Street Bank & Trust Co.	PLN	5,182	USD	1,372	10/30/15	9,058

48	Sanford C. Bernstein Fund, Inc.

Counterparty	Contract Amount (000)		U.S. $ Value on Origination Date		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	SGD	9,415	USD	6,723	11/06/15	$114,138
UBS AG	CAD	4,041	USD	3,052	10/02/15	23,872
UBS AG	EUR	2,651	USD	2,994	11/13/15	29,370
UBS AG	EUR	2,078	USD	2,262	11/13/15	(61,064)
UBS AG	USD	9,159	JPY	1,088,356	11/13/15	(82,426)

						$2,022,191

CREDIT DEFAULT SWAPTIONS WRITTEN (see Note 3)
Description	Counterparty	Buy/Sell Protection	Strike Rate	Expiration Date	Notional Amount (000)	Premiums Received	Market Value
Put–CDX-NAHY Series 24, 5 Year Index	JPMorgan Chase Bank, NA	Sell	103.00%	10/21/15	$3,250	$33,784	$(36,591)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note 3)
Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at September 30, 2015	Notional Amount (000)	Market Value	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc./(INTRCONX):
CDX-NAHY Series 23, 5 Year Index, 12/20/19*	5.00%	3.74%	$589	$28,670	$(6,026)
Citigroup Global Markets, Inc./(INTRCONX):
CDX-NAHY Series 25, 5 Year Index, 12/20/20*	5.00	5.00	3,590	4,585	(5,457)

				$33,255	$(11,483)

* Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)
				Rate Type
Clearing Broker/(Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets, Inc./(LCH Group)	CAD	20,560	3/10/17	0.973%	3 Month CDOR	$ (50,398)
Citigroup Global Markets, Inc./(LCH Group)	AUD	27,240	3/11/17	2.140%	3 Month BBSW	(50,508)
Citigroup Global Markets, Inc./(LCH Group)	CAD	19,060	6/05/17	1.050%	3 Month CDOR	(72,048)
Citigroup Global Markets, Inc./(LCH Group)	NZD	37,540	6/09/17	3.368%	3 Month BKBM	(484,937)
Citigroup Global Markets, Inc./(LCH Group)	AUD	23,970	6/09/17	2.199%	3 Month BBSW	(68,460)
Citigroup Global Markets, Inc./(LCH Group)		$1,600	4/01/20	1.562%	3 Month LIBOR	(29,651)
Citigroup Global Markets, Inc./(LCH Group)	GBP	6,930	6/05/20	6 Month LIBOR	1.649%	164,821
Citigroup Global Markets, Inc./(LCH Group)		$2,445	7/02/20	3 Month LIBOR	1.778%	57,834
Citigroup Global Markets, Inc./(LCH Group)		1,810	8/11/20	3 Month LIBOR	1.709%	32,578

2015 Annual Report	49

Schedule of Investments (continued)

				Rate Type
Clearing Broker/(Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets, Inc./(LCH Group)		$2,650	11/12/24	2.464%	3 Month LIBOR	$ (144,295)
Citigroup Global Markets, Inc./(LCH Group)	AUD	4,140	3/11/25	6 Month BBSW	2.973%	26,852
Citigroup Global Markets, Inc./(LCH Group)		$610	4/21/25	1.972%	3 Month LIBOR	(4,980)
Citigroup Global Markets, Inc./(LCH Group)	NZD	4,375	6/09/25	3 Month BKBM	4.063%	168,170
Citigroup Global Markets, Inc./(LCH Group)	AUD	2,600	6/09/25	6 Month BBSW	3.370%	83,475
Citigroup Global Markets, Inc./(LCH Group)		$1,430	6/09/25	2.470%	3 Month LIBOR	(73,612)
Citigroup Global Markets, Inc./(LCH Group)		1,210	8/04/25	2.285%	3 Month LIBOR	(35,771)
Citigroup Global Markets, Inc./(LCH Group)	GBP	650	6/05/45	2.392%	6 Month LIBOR	(80,064)
Citigroup Global Markets, Inc./(LCH Group)		$160	8/06/45	2.6795	3 Month LIBOR	(5,830)

						$ (566,824)

CREDIT DEFAULT SWAPS (see Note 3)
Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at September 30, 2015	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citibank, NA:
Advanced Micro Devices, Inc., 7.75%, 8/01/20, 3/20/2019*	(5.00)%	13.46%	343	$74,652	$21,286	$53,366
Sprint Communications, Inc., 8.375%, 8/15/17, 6/20/2019*	(5.00)	7.78	657	56,177	(31,149)	87,326
Sprint Communications, Inc., 8.375%, 8/15/17, 6/20/2019*	(5.00)	7.78	573	48,995	(26,200)	75,195

Sale Contracts
Barclays Bank PLC:
Kohl’s Corp., 6.25% 12/15/17, 12/20/19*	1.00	1.22	750	(6,424)	(6,774)	350

				$173,400	$(42,837)	$216,237

* Termination date

INFLATION (CPI) SWAPS (see Note 3)
			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	$2,200	1/15/16	CPI#	0.970%	$25,773
Barclays Bank PLC	4,810	3/04/16	CPI#	1.170%	15,602
Barclays Bank PLC	6,180	7/15/20	1.527%	CPI#	(61,694)
Barclays Bank PLC	2,350	1/15/21	1.490%	CPI#	(25,400)

50	Sanford C. Bernstein Fund, Inc.

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citibank, NA	$2,200	1/15/16	0.945%	CPI#	$(25,150)
Deutsche Bank AG	1,090	1/15/19	1.190%	CPI#	(5,743)
Deutsche Bank AG	7,090	7/15/21	1.574%	CPI#	(79,432)
JPMorgan Chase Bank, NA	4,010	1/15/20	1.795%	CPI#	(84,374)

					$(240,418)

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

TOTAL RETURN SWAPS (see Note 3)
Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Bank of America, NA
S&P 500 Total Return Index	21,211	LIBOR Minus 0.30%	USD	76,141	12/15/15	$(419,122)
Citibank, NA
Standard and Poor’s Midcap 400 Index	2,960	LIBOR Plus 0.07%	USD	6,380	2/3/16	(602,723)
MSCI Daily TR Net EAFE	4,408	LIBOR Plus 0.27%	USD	20,997	5/16/16	(667,248)
Goldman Sachs International
Russell 2000 Total Return Index	846	LIBOR Minus 0.55%	USD	4,926	3/15/16	(489,294)
Standard and Poor’s Midcap 400 Index	195	LIBOR Plus 0.07%	USD	420	3/15/16	(39,706)

						$(2,218,093)

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2015, the aggregate market value of these securities amounted to $163,270,350 or 14.5% of net assets.
(b)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(c)	Floating Rate Security. Stated interest rate was in effect at September 30, 2015.
(d)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(e)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.
(f)	Variable rate coupon, rate shown as of September 30, 2015.
(g)	IO—Interest Only
(h)	Non-income producing security.
(i)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.
(j)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

IDR—Indonesian Rupiah

JPY—Japanese Yen

MXN—Mexican Peso

MYR—Malaysian Ringgit

NZD—New Zealand Dollar

PLN—Polish Zloty

SEK—Swedish Krona

SGD—Singapore Dollar

TWD—New Taiwan Dollar

USD—United States Dollar

ZAR—South African Rand

2015 Annual Report	51

Schedule of Investments (continued)

Glossary:

ABS—Asset-Backed Securities

BBSW—Bank Bill Swap Reference Rate (Australia)

BKBM—Bank Bill Benchmark (New Zealand)

BTAN—Bon à Taux Annuel Normalisé

CBT—Chicago Board of Trade

CDOR—Canadian Dealer Offered Rate

CDX-NAHY—North American High Yield Credit Default Swap Index

CMBS—Commercial Mortgage-Backed Securities

EAFE—Europe, Australia, and Far East

ETF—Exchange Traded Fund

FTSE—Financial Times Stock Exchange

GMTN—Global Medium Term Note

GSE—Government-Sponsored Enterprise

INTRCONX—Inter-Continental Exchange

LCH—London Clearing House

LIBOR—London Interbank Offered Rates

MSCI—Morgan Stanley Capital International

OAT—Obligations Assimilables du Trésor

OSE—Osaka Securities Exchange

REIT—Real Estate Investment Trust

RTP—Right to Pay

SPDR—Standard & Poor’s Depository Receipt

SPI—Share Price Index

TIPS—Treasury Inflation Protected Security

TOPIX—Tokyo Price Index

See notes to financial statements.

52	Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay B Portfolio

September 30, 2015

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–68.5%
Long-Term Municipal Bonds–68.5%
Alabama–0.4%
Alabama Public School & College Authority Series 2010A 5.00%, 5/01/19	$3,255	$3,697,224
Birmingham Water Works Board Series 2010A 5.00%, 1/01/24	3,650	4,225,423

		7,922,647

Arizona–4.6%
City of Phoenix Civic Improvement Corp. Series 2014B 5.00%, 7/01/22	8,275	9,959,790
City of Phoenix Civic Improvement Corp. (City of Phoenix Civic Improvement–Airport) Series 2010C 5.00%, 7/01/24	5,305	6,033,854
County of Pima AZ Sewer System Revenue Series 2011B 5.00%, 7/01/23–7/01/24	6,585	7,667,864
AGM Series 2010 5.00%, 7/01/18–7/01/19	10,035	11,273,143
Maricopa County Community College District Series 2012 4.00%, 7/01/16	8,440	8,672,859
Pima County Regional Transportation Authority (Pima County Regional Transportation Authority Excise Tax) Series 2014 5.00%, 6/01/22	1,685	2,025,252
Salt River Project Agricultural Improvement & Power District Series 2011A 5.00%, 12/01/24	23,120	27,590,483
Scottsdale Municipal Property Corp. (Scottsdale Municipal Property Corp. Excise Tax) Series 2015 5.00%, 7/01/20	6,105	7,103,106

		80,326,351

Principal Amount (000)		U.S. $ Value

California–2.2%
California Econ Recovery Series 2009A 5.25%, 7/01/21 (Pre-refunded/ETM)	$7,255	$8,409,778
San Francisco City & County Airports Comm-San Francisco International Airport (San Francisco Intl Airport) Series 2009C-2 5.00%, 5/01/25	1,025	1,163,877
Series 2010C 5.00%, 5/01/19	730	830,835
NATL Series 2006 32F 5.25%, 5/01/18	680	758,547
State of California Series 2014 5.00%, 10/01/29	50	58,993
Series 2015 5.00%, 8/01/22–3/01/26	3,500	4,246,349
State of California Department of Water Resources Power Supply Revenue Series 2010L 5.00%, 5/01/17	7,675	8,212,634
Series 2015O 5.00%, 5/01/22	12,400	15,020,120

		38,701,133

Colorado–1.6%
City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2010A 5.00%, 11/15/23	300	348,582
Series 2011A 5.25%, 11/15/18	13,135	14,771,752
5.50%, 11/15/19	4,375	5,087,206
Denver Urban Renewal Authority (Stapleton Development Corp.) Series 2010B-1 5.00%, 12/01/20	2,875	2,895,988
Plaza Metropolitan District No 1 Series 2013 5.00%, 12/01/19(a)	1,000	1,085,290
Regional Transportation District (Denver Transit Partners LLC) Series 2010 5.00%, 7/15/20	2,000	2,219,980
5.125%, 1/15/23	2,000	2,164,620

		28,573,418

Connecticut–0.4%
State of Connecticut Series 2014C 5.00%, 6/15/22	5,620	6,652,000

2015 Annual Report	53

Schedule of Investments (continued)

Principal Amount (000)		U.S. $ Value

District of Columbia–0.6%
Metropolitan Washington Airports Authority Series 2010B 5.00%, 10/01/17–10/01/18	$9,895	$10,912,986

Florida–7.3%
Broward County School Board/FL COP Series 2011A 5.00%, 7/01/20	7,250	8,384,843
Citizens Property Insurance Corp. Series 2010A-1 5.00%, 6/01/16	5,375	5,536,304
5.25%, 6/01/17	2,855	3,063,501
Series 2012A 5.00%, 6/01/22	7,660	9,027,693
Series 2012A-1 5.00%, 6/01/21	10,490	12,262,495
City of Jacksonville FL (City of Jacksonville FL Lease) Series 2010A-1 5.00%, 10/01/18–10/01/19	15,170	17,070,372
City of Jacksonville FL (City of Jacksonville FL Sales Tax) Series 2011 5.00%, 10/01/21	2,500	2,966,300
County of Broward FL Half-Cent Sales Tax Revenue Series 2010A 5.00%, 10/01/18–10/01/20	8,235	9,399,687
County of Lee FL Airport Revenue (Southwest Florida Intl Airport) Series 2011A 5.625%, 10/01/26	2,470	2,916,354
AGM Series 2010A 5.50%, 10/01/18–10/01/19	7,425	8,365,318
County of Orange FL (County of Orange FL Public Svc Tax) Series 2013 4.00%, 10/01/15	4,910	4,910,000
5.00%, 10/01/16	2,650	2,773,702
County of Seminole FL Water & Sewer Revenue Series 2015B 5.00%, 10/01/19	2,420	2,781,209
Florida State Board of Education (State of Florida) Series 2013A 5.00%, 6/01/16	22,515	23,222,646
Florida State Hurricane Catastrophe Fund Finance Corp. Series 2010A 5.00%, 7/01/16 (Pre-refunded/ETM)	5,430	5,620,267
Principal Amount (000)		U.S. $ Value

Martin County Industrial Development Authority (Indiantown Cogeneration LP) Series 2013 4.20%, 12/15/25	$2,640	$2,669,040
School District of Broward County/FL Series 2015 5.00%, 7/01/21	2,210	2,604,463
St Lucie County School Board (St Lucie County School Board Sales Tax) AGM Series 2015 5.00%, 10/01/23	1,565	1,849,220
State of Florida Lottery Revenue Series 2010C 5.00%, 7/01/16	300	310,581
Series 2010D 5.00%, 7/01/16	2,170	2,246,536

		127,980,531

Georgia–0.7%
Municipal Electric Authority of Georgia Series 2011A 5.00%, 1/01/20–1/01/21	8,880	10,285,706
Richmond County Board of Education Series 2012 5.00%, 10/01/15	1,615	1,615,000

		11,900,706

Hawaii–2.3%
City & County of Honolulu HI Series 2011A 5.00%, 8/01/24	5,800	6,831,936
Series 2011B 5.00%, 8/01/24–8/01/25	10,205	12,013,165
University of Hawaii Series 2016 5.00%, 10/01/22–10/01/26(b)	18,785	21,746,712

		40,591,813

Illinois–2.7%
Chicago O’Hare International Airport Series 2010D 5.25%, 1/01/19	2,285	2,515,191
Chicago Transit Authority (City of Chicago IL Fed Hwy Grant) AGC Series 2008A 5.00%, 6/01/21	4,685	5,052,913
Illinois Finance Authority (Illinois Institute of Technology) Series 2006A 5.00%, 4/01/20	1,730	1,752,663
State of Illinois Series 2010 5.00%, 1/01/18	160	169,514
Series 2012 5.00%, 8/01/21	1,665	1,804,560
Series 2013 5.00%, 7/01/21	1,345	1,457,738

54	Sanford C. Bernstein Fund, Inc.

Principal Amount (000)		U.S. $ Value

Series 2013A 5.00%, 4/01/20	$1,670	$1,807,825
Series 2014 5.00%, 5/01/24–5/01/28	8,350	8,844,427
AMBAC Series 2004 5.00%, 11/01/15	6,905	6,929,168
NATL Series 2001 5.375%, 4/01/16	3,540	3,617,455
State of Illinois (State of Illinois Sales Tax) Series 2010 5.00%, 6/15/18	9,655	10,573,480
Series 2013 4.00%, 6/15/16	3,300	3,383,457

		47,908,391

Kansas–0.2%
State of Kansas Department of Transportation Series 2012C 5.00%, 9/01/20	2,745	3,226,143

Louisiana–0.7%
Louisiana Local Government Environmental Facilities & Community Development Auth (St James Place of Baton Rouge) Series 2015A 6.00%, 11/15/30	1,550	1,573,343
Orleans Parish Parishwide School District
AGM Series 2010 5.00%, 9/01/17–9/01/19	9,705	10,728,556

		12,301,899

Maryland–0.1%
Washington Suburban Sanitary Commission Series 2014 5.00%, 6/01/17	1,705	1,830,744

Massachusetts–4.6%
Commonwealth of Massachusetts Series 2011A 5.00%, 4/01/25	8,750	10,322,463
Series 2013B 5.00%, 8/01/17	32,490	35,113,892
NATL Series 2000F 0.135%, 12/01/30(c)	1,975	1,847,778
NATL Series 2000G 0.15%, 12/01/30(c)	5,600	5,239,500
Massachusetts Bay Transportation Authority (Massachusetts Bay Transportation Authority Sales Tax) Series 2004B 5.25%, 7/01/21	5,030	6,069,550
Principal Amount (000)		U.S. $ Value

Massachusetts Clean Water Trust (The) (Massachusetts Water Pollution Abatement Trust (The) SRF) Series 2004A 5.25%, 2/01/16	$2,695	$2,739,872
Massachusetts Department of Transportation Series 2010B 5.00%, 1/01/18–1/01/20	7,985	8,905,552
Massachusetts Development Finance Agency (Emerson College) Series 2010A 5.00%, 1/01/17–1/01/18	4,615	4,864,880
Massachusetts School Building Authority (Massachusetts School Building Authority Sales Tax) Series 2012A 5.00%, 8/15/21	5,385	6,431,952

		81,535,439

Michigan–2.7%
City of Detroit MI Water Supply System Revenue Series 2011C 5.25%, 7/01/24–7/01/25	9,390	10,431,893
Michigan Finance Authority (City of Detroit MI Sewage Disposal System Revenue) AGM Series 2014C 5.00%, 7/01/24	10,115	11,820,490
Michigan Finance Authority (State of Michigan Unemployment) Series 2012B 5.00%, 7/01/22(d)	17,180	17,770,133
South Lyon Community Schools Series 2016 5.00%, 5/01/21–5/01/28(b)	5,080	5,820,228
Walled Lake Consolidated School District Series 2015 5.00%, 5/01/22	2,000	2,359,660

		48,202,404

Minnesota–0.2%
Minneapolis Special School District No 1 COP Series 2013D 5.00%, 2/01/16	2,910	2,955,541

Mississippi–1.2%
Mississippi Development Bank (Mississippi Development Bank State Lease) Series 2010C 5.00%, 8/01/22–8/01/23	11,105	12,774,635
Series 2010D 5.00%, 8/01/23	7,530	8,649,259

		21,423,894

2015 Annual Report	55

Schedule of Investments (continued)

Principal Amount (000)		U.S. $ Value

Missouri–0.3%
City of St Louis MO Airport Revenue (Lambert-St Louis Intl Airport) NATL Series 2005 5.50%, 7/01/16	$5,980	$6,201,080

Nebraska–0.4%
Omaha Public Power District Series 2011C 5.00%, 2/01/24	6,420	7,507,805

Nevada–0.5%
Clark County School District NATL Series 2006C 5.00%, 6/15/21	4,285	4,579,722
County of Clark Department of Aviation (McCarran Intl Airport) Series 2010D 5.00%, 7/01/21–7/01/22	1,010	1,155,878
County of Clark NV Series 2015 5.00%, 11/01/21	2,000	2,370,340

		8,105,940

New Jersey–3.6%
New Jersey Economic Development Authority Series 2008W 5.00%, 3/01/17 (Pre-refunded/ETM)	1,050	1,117,316
Series 2010DD-1 5.00%, 12/15/17 (Pre-refunded/ETM)	4,505	4,924,010
Series 2011EE 5.00%, 9/01/18 (Pre-refunded/ETM)	3,625	4,058,043
5.25%, 9/01/19 (Pre-refunded/ETM)	2,465	2,859,104
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2011EE 5.00%, 9/01/18	1,315	1,391,388
Series 2008W 5.00%, 3/01/17	460	483,359
Series 2010DD-1 5.00%, 12/15/17	180	188,797
Series 2011EE 5.25%, 9/01/19	915	984,018
AMBAC Series 2005K 5.50%, 12/15/19	1,880	2,046,831
New Jersey Transit Corp. Series 2014A 5.00%, 9/15/19	4,265	4,761,659
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2013A 5.00%, 6/15/18	7,500	7,917,075
New Jersey Turnpike Authority Series 2014C 5.00%, 1/01/21–1/01/23	16,670	19,704,462
AGM Series 2005D-3 5.25%, 1/01/26	11,070	13,404,552

		63,840,614

Principal Amount (000)		U.S. $ Value

New York–9.8%
City of New York NY Series 2010B 5.00%, 8/01/17	$6,250	$6,746,375
Series 2013B 5.00%, 8/01/19	3,860	4,407,888
Series 2013H 5.00%, 8/01/25	2,510	2,996,513
Series 2014J 5.00%, 8/01/22–8/01/28	11,090	13,195,505
Series 2015A 5.00%, 8/01/23	7,220	8,705,587
Metropolitan Transportation Authority Series 2012D 5.00%, 11/15/20–11/15/26	17,500	20,459,120
Series 2012F 5.00%, 11/15/22–11/15/23	13,835	16,505,651
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2012B 5.00%, 11/01/22	8,495	10,229,934
Series 2014B 5.00%, 2/01/27–11/01/29	20,280	24,017,829
Series 2014C 5.00%, 11/01/28(d)	10,665	12,629,280
New York State Dormitory Authority Series 2012A 5.00%, 12/15/21 (Pre-refunded/ETM)	5	6,008
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2012A 5.00%, 12/15/21–12/15/22	16,005	19,161,330
Series 2014C 5.00%, 3/15/27–3/15/29	26,340	31,003,277
New York State Energy Research & Development Authority (Niagara Mohawk Holdings, Inc.) AMBAC Series 1987A 0.516%, 3/01/27(c)	2,080	1,973,523

		172,037,820

North Carolina–0.4%
State of North Carolina (State of North Carolina Fed Hwy Grant) Series 2015 5.00%, 3/01/23–3/01/26	5,350	6,305,147

Ohio–0.7%
City of Cleveland OH COP Series 2010A 5.00%, 11/15/17	3,000	3,210,870
County of Hamilton OH Sewer System Revenue Series 2015A 5.00%, 12/01/20–12/01/21	4,025	4,760,765

56	Sanford C. Bernstein Fund, Inc.

Principal Amount (000)		U.S. $ Value

State of Ohio Major New State Infrastrucure Project (State of Ohio Fed Hwy Grant) Series 20121-GARVEE 4.00%, 12/15/16	$2,825	$2,946,390
Series 2014 5.00%, 12/15/21	1,105	1,313,503

		12,231,528

Oklahoma–0.2%
Comanche County Memorial Hospital Series 2015 5.00%, 7/01/26–7/01/29	3,000	3,154,520

Oregon–0.4%
Oregon State Lottery Series 2011A 5.25%, 4/01/26 (Pre-refunded/ETM)	5,105	6,124,979
5.25%, 4/01/26	825	975,488

		7,100,467

Pennsylvania–3.8%
Allegheny County Sanitary Authority BAM Series 2013 5.00%, 12/01/24–12/01/25	7,470	8,891,442
City of Philadelphia PA Series 2011 5.25%, 8/01/17	2,285	2,464,647
City of Philadelphia PA Water & Wastewater Revenue AGM Series 2010A 5.00%, 6/15/19	2,500	2,840,325
Commonwealth of Pennsylvania Series 20092 5.00%, 4/15/16	5,190	5,320,788
Delaware River Port Authority Series 2012 5.00%, 1/01/21	2,655	2,999,805
Montgomery County Industrial Development Authority/PA Series 2010 5.00%, 2/01/16 (Pre-refunded/ETM)	1,995	2,026,282
5.00%, 2/01/17 (Pre-refunded/ETM)	2,335	2,475,847
5.00%, 8/01/18 (Pre-refunded/ETM)	1,990	2,223,944
Moon Industrial Development Authority (Baptist Home Society Obligated Group) Series 2015 5.125%, 7/01/25	2,535	2,539,614
Pennsylvania Economic Development Financing Authority (Commonwealth of Pennsylvania Unemployment) Series 2012B 5.00%, 7/01/22–7/01/23	5,470	5,647,725

Principal Amount (000)		U.S. $ Value

Pennsylvania Economic Development Financing Authority (FirstEnergy Nuclear Generation LLC) Series 2005A 3.75%, 12/01/40	$4,570	$4,653,311
Pennsylvania Intergovernmental Cooperation Authority Series 2010 5.00%, 6/15/16–6/15/17	7,000	7,481,770
Pennsylvania Turnpike Commission Series 2011E 5.00%, 12/01/25–12/01/26	13,665	15,897,185
State Public School Building Authority (School District of Philadelphia (The)) Series 2012 5.00%, 4/01/26	1,110	1,232,411

		66,695,096

Puerto Rico–0.1%
Puerto Rico Highways & Transportation Authority NATL Series 2003AA 5.50%, 7/01/17 (Pre-refunded/ETM)	825	895,422
5.50%, 7/01/17	555	566,006

		1,461,428

Texas–7.1%
Austin Community College District Public Facility Corp. Series 2015 5.00%, 8/01/20–8/01/22	2,000	2,326,090
City of Austin TX Water & Wastewater System Revenue Series 2011 5.00%, 11/15/25–11/15/26	11,990	14,170,389
City of Corpus Christi TX Utility System Revenue Series 2015 5.00%, 7/15/24	1,290	1,543,833
Series 2015C 5.00%, 7/15/22–7/15/26	3,030	3,583,586
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2015B 5.00%, 7/15/20	2,900	3,101,550
City of San Antonio TX Series 2010 5.00%, 2/01/23	650	749,567
Series 2014 5.00%, 2/01/21	2,000	2,364,620
City Public Service Board of San Antonio TX Series 2012B 2.00%, 12/01/27	1,765	1,769,307

2015 Annual Report	57

Schedule of Investments (continued)

Principal Amount (000)		U.S. $ Value

County of Fort Bend TX Series 2015A 5.00%, 3/01/21	$2,000	$2,346,240
Series 2015B 5.00%, 3/01/21–3/01/22	5,625	6,640,041
Fort Bend Independent School District Series 2010 5.00%, 8/15/21	5,205	6,101,249
Harris County-Houston Sports Authority Series 2014A 5.00%, 11/15/20	1,860	2,152,318
Hurst-Euless-Bedford Independent School District Series 2011 5.00%, 8/15/20–8/15/24	10,525	12,252,838
State of Texas Series 2014 5.00%, 4/01/22	1,790	2,146,586
Texas A&M University Series 2013B 5.00%, 5/15/16	11,065	11,390,532
Texas Public Finance Authority (State of Texas Unemployment) Series 2014B 4.00%, 1/01/18	16,210	16,658,369
Texas Transportation Commission State Highway Fund Series 2015 5.00%, 10/01/22	20,035	24,169,222
University of Texas System (The) Series 2010A 5.00%, 8/15/22	9,755	11,257,855

		124,724,192

Virginia–0.8%
Greater Richmond Convention Center Authority (Greater Richmond Convention Center Authority Hotel Occupancy Tax) Series 2015 5.00%, 6/15/20–6/15/23	5,815	6,844,897
Virginia College Building Authority (Virginia College Building Authority State Lease) Series 2012-12B 5.00%, 9/01/16	2,835	2,956,990
Series 2012B 5.00%, 2/01/22	3,020	3,604,944
Virginia Resources Authority Series 2012 5.00%, 11/01/16 (Pre-refunded/ETM)	65	68,340
Virginia Resources Authority (Virginia Resources Authority State Lease)
Series 2012 5.00%, 11/01/16	1,450	1,522,891

		14,998,062

Principal Amount (000)		U.S. $ Value

Washington–5.3%
Chelan County Public Utility District No 1 Series 2011A 5.25%, 7/01/22	$7,835	$9,162,562
Series 2011B 5.50%, 7/01/23	5,540	6,540,025
City of Seattle WA Drainage & Wastewater Revenue Series 2014 5.00%, 5/01/21	1,825	2,160,928
Clark County Public Utility District No 1 Series 2010 5.00%, 1/01/21	11,835	13,342,661
Energy Northwest (Bonneville Power Administration) Series 2010A 5.00%, 7/01/17	1,295	1,395,285
Series 2011A 5.00%, 7/01/22–7/01/23	14,690	17,373,974
Franklin County School District No 1 Pasco Series 2015 5.00%, 12/01/25	8,615	10,517,278
Port of Seattle WA Series 2010C 5.00%, 2/01/20–2/01/22	9,920	11,377,931
Snohomish County Public Utility District No 1 Series 2010 5.00%, 12/01/19	5,415	6,234,723
Series 2012 5.00%, 12/01/26	6,065	7,113,335
State of Washington Series 2013R 5.00%, 7/01/21	3,880	4,612,234
Series 2015R 5.00%, 7/01/23	3,735	4,537,539

		94,368,475

Wisconsin–2.6%
State of Wisconsin Series 20141 5.00%, 5/01/16	43,560	44,755,287
Series 20143 5.00%, 11/01/21	1,205	1,438,854

		46,194,141

Total Municipal Obligations (cost $1,157,315,296)		1,207,872,355

	Shares
INVESTMENT COMPANIES–6.8%
Funds and Investment Trusts–6.8%
SPDR S&P 500 ETF Trust (cost $123,459,841)	625,678	119,898,675

58	Sanford C. Bernstein Fund, Inc.

Principal Amount (000)		U.S. $ Value

CORPORATES–INVESTMENT GRADE–1.2%
Financial Institutions–1.1%
Banking–1.1%
Bank of America Corp. 1.50%, 10/09/15	$6,000	$6,000,480
JPMorgan Chase & Co. 1.35%, 2/15/17	6,035	6,042,845
Morgan Stanley 5.375%, 10/15/15	5,500	5,509,295
Series G 5.45%, 1/09/17	1,425	1,496,735

		19,049,355

Industrial–0.1%
Consumer Non-Cyclical–0.1%
Becton Dickinson and Co. 0.787%, 6/15/16(e)	1,935	1,934,642

Total Corporates—Investment Grade (cost $20,975,740)		20,983,997

	Shares
SHORT-TERM INVESTMENTS–23.8%
Investment Companies–22.7%
AB Fixed Income Shares, Inc.–Government STIF Portfolio, 0.14%(f)(g) (cost $399,441,680)	399,441,680	399,441,680

Principal Amount (000)		U.S. $ Value

U.S. Treasury Bills–1.1%
U.S. Treasury Bill
Zero Coupon, 1/07/16(d)(h)	$17,500	$17,495,379
Zero Coupon, 11/19/15	2,500	2,499,949

Total U.S. Treasury Bills (cost $19,995,328)		19,995,328

Total Short-Term Investments (cost $419,437,008)		419,437,008

Total Investments—100.3% (cost $1,721,187,885)		1,768,192,035

Other assets less liabilities—(0.3)%		(4,893,181)

Net Assets—100.0%		$1,763,298,854

FUTURES (see Note 3)
Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2015	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
EURO STOXX 50 Futures	100	December 2015	$3,539,509	$3,453,882	$(85,627)
Hang Seng Index Futures	12	October 2015	1,644,236	1,609,693	(34,543)
Mini MSCI EAFE Futures	599	December 2015	48,150,339	49,402,525	1,252,186
Mini MSCI Emerging Market Futures	657	December 2015	25,118,450	25,987,635	869,185
SPI 200 Futures	41	December 2015	3,645,516	3,602,274	(43,242)
TOPIX Index Futures	482	December 2015	57,771,249	56,711,791	(1,059,458)

Sold Contracts
FTSE 100 Index Futures	155	December 2015	14,207,113	14,111,948	95,165
U.S. T-Note 5 Yr (CBT) Futures	40	December 2015	4,818,770	4,820,625	(1,855)
U.S. T-Note 10 Yr (CBT) Futures	177	December 2015	22,752,758	22,785,984	(33,226)

					$958,585

2015 Annual Report	59

Schedule of Investments (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	USD	16,097	JPY	1,976,938	11/13/15	$390,399
Citibank	EUR	9,009	USD	9,816	11/13/15	(256,821)
Citibank	USD	2,294	GBP	1,470	11/13/15	(71,121)
Credit Suisse International	USD	14,586	AUD	20,484	11/13/15	(240,719)
Credit Suisse International	USD	9,940	EUR	8,647	11/13/15	(271,998)
HSBC Bank USA	USD	2,192	GBP	1,406	11/13/15	(65,627)
Morgan Stanley & Co., Inc.	GBP	1,668	USD	2,580	11/13/15	56,889
Standard Chartered Bank	AUD	12,634	USD	9,227	11/13/15	378,822
Standard Chartered Bank	USD	6,045	CHF	5,911	11/13/15	28,739
Standard Chartered Bank	USD	18,526	JPY	2,311,325	11/13/15	750,872
UBS AG	EUR	3,248	USD	3,668	11/13/15	35,984
UBS AG	EUR	2,683	USD	2,921	11/13/15	(78,842)
UBS AG	USD	15,212	JPY	1,807,533	11/13/15	(136,892)

						$519,685

INFLATION (CPI) SWAPS (see Note 3)
			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	$ 45,000	10/23/17	1.658%	CPI#	$ (1,256,524)
Barclays Bank PLC	28,000	10/23/19	1.873%	CPI#	(1,165,058)
Barclays Bank PLC	12,000	10/23/26	2.310%	CPI#	(1,049,616)
Barclays Bank PLC	10,000	10/23/29	2.388%	CPI#	(1,081,575)
Citibank, NA	34,000	10/23/21	2.039%	CPI#	(1,898,954)
Deutsche Bank AG	10,000	9/04/25	1.818%	CPI#	(156,517)
Goldman Sachs International	22,000	10/23/24	2.245%	CPI#	(1,687,981)

					$ (8,296,225)

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

TOTAL RETURN SWAPS (see Note 3)
Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Bank of America, NA
S&P 500 Total Return Index	37,011	LIBOR Minus 0.30%	$132,859	12/15/15	$(731,324)
Goldman Sachs International
Russell 2000 Total Return Index	1,517	LIBOR Minus 0.55%	8,879	3/15/16	(911,585)
Standard and Poor’s Midcap 400 Index	370	LIBOR Plus 0.07%	791	3/15/16	(69,895)
Standard and Poor’s Midcap 400 Index	5,286	LIBOR Plus 0.09%	11,283	4/15/16	(983,251)

					$(2,696,055)

60	Sanford C. Bernstein Fund, Inc.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2015, the market value of this security amounted to $1,085,290 or 0.1% of net assets.
(b)	When-Issued or delayed delivery security.
(c)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of September 30, 2015 and the aggregate market value of these securities amounted to $9,060,801 or 0.51% of net assets.
(d)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(e)	Floating Rate Security. Stated interest rate was in effect at September 30, 2015.
(f)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.
(g)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.
(h)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.

As of September 30, 2015, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 9.0% and 0.1%, respectively.

Currency Abbreviation:

AUD—Australian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

USD—United States Dollar

Glossary:

AGC—Assured Guaranty Corporation

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

BAM—Build American Mutual

CBT—Chicago Board of Trade

COP—Certificate of Participation

CPI—Consumer Price Index

EAFE—Europe, Australia, and Far East

ETF—Exchange Traded Fund

ETM—Escrowed to Maturity

FTSE—Financial Times Stock Exchange

LIBOR—London Interbank Offered Rates

MSCI—Morgan Stanley Capital International

NATL—National Interstate Corporation

SPDR—Standard & Poor’s Depository Receipt

SPI—Share Price Index

SRF—State Revolving Fund

TOPIX—Tokyo Price Index

See notes to financial statements.

2015 Annual Report	61

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay C Portfolio

September 30, 2015

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–68.4%
Long-Term Municipal Bonds–68.4%
California–56.7%
Abag Finance Authority for Nonprofit Corps. (Odd Fellows Home of California) Series 2012A 5.00%, 4/01/21	$1,000	$1,168,240
Anaheim Public Financing Authority Series 2015B 5.00%, 10/01/26	1,000	1,226,720
Bay Area Toll Authority Series 2014A 1.00%, 4/01/47	13,160	13,198,822
California Econ Recovery Series 2009A 5.00%, 7/01/17 (Pre-refunded/ETM)	2,115	2,281,493
5.00%, 7/01/19 (Pre-refunded/ETM)	6,530	7,509,500
5.00%, 7/01/20 (Pre-refunded/ETM)	6,015	6,917,250
California Educational Facilities Authority (University of the Pacific) Series 2015 5.00%, 11/01/27	2,000	2,356,880
California Infrastructure & Economic Development Bank (Broad Collection(The) Series 2011A 5.00%, 6/01/21	3,000	3,565,440
California Municipal Finance Authority (Rocketship Education) Series 2015A 4.25%, 3/01/28(a)	1,000	994,250
California State Public Works Board Series 2010C-1 5.00%, 3/01/21 (Pre-refunded/ETM)	1,500	1,756,530
Series 2011G 5.00%, 12/01/23 (Pre-refunded/ETM)	3,215	3,895,262
California State Public Works Board (California State Public Works Board Lease) Series 2013E 5.00%, 6/01/19	3,975	4,518,184
Series 2014A 5.00%, 9/01/30	4,375	5,110,131
California State University Series 2011A 5.25%, 11/01/26	2,035	2,416,501
Chino Basin Regional Financing Authority (Inland Empire Utilities Agency) Series 2010A 5.00%, 8/01/20–8/01/21	7,430	8,673,970

City & County of San Francisco CA Series 2015R 5.00%, 6/15/21	$1,075	$1,288,699
City of Hayward CA COP Series 2015 5.00%, 11/01/22(b)	3,365	4,043,418
City of Long Beach CA Harbor Revenue Series 2010B 5.00%, 5/15/22	2,000	2,316,520
Series 2015A 5.00%, 5/15/21	3,000	3,538,200
NATL Series 1998A 6.00%, 5/15/18	3,305	3,738,980
City of Los Angeles Department of Airports (Los Angeles Intl Airport) 5.00%, 5/15/18	1,000	1,102,830
Series 2010A 5.00%, 5/15/25	1,500	1,742,490
Series 2010D 5.25%, 5/15/28	4,145	4,830,915
City of Oakland CA Series 2015A 5.00%, 1/15/22	1,380	1,636,487
City of San Francisco CA Public Utilities Commission Water Revenue Series 2011A 5.00%, 11/01/24	5,385	6,474,924
City of San Jose CA Airport Revenue Series 2014A 5.00%, 3/01/24	1,955	2,334,857
Series 2014B 5.00%, 3/01/26	2,360	2,802,760
Corona-Norca Unified School District Series 2015 5.00%, 8/01/18	1,000	1,115,470
County of San Diego CA COP Series 2014A 5.00%, 10/15/27–10/15/28	2,550	3,007,909
East Bay Municipal Utility District Water System Revenue Series 2012B 5.00%, 6/01/16	2,985	3,078,610
Fremont Community Facilities District No 1 Series 2015 5.00%, 9/01/28	1,505	1,684,531
Long Beach Bond Finance Authority (Aquarium of the Pacific) Series 2012 5.00%, 11/01/22	1,460	1,710,171
Los Angeles Community College District/CA Series 2015A 5.00%, 8/01/25	1,950	2,404,954
Los Angeles County Metropolitan Transportation Authority (Los Angeles County Metropolitan Transportation Authority Sales Tax) Series 2013C 5.00%, 7/01/19	1,240	1,426,000

62	Sanford C. Bernstein Fund, Inc.

Principal Amount (000)		U.S. $ Value

Series 2014 5.00%, 7/01/23	$2,145	$2,638,736
Los Angeles County Sanitation Districts Financing Authority Series 2013A 5.00%, 10/01/16	4,000	4,186,720
Los Angeles Department of Water & Power PWR Series 2012C 4.00%, 1/01/16	7,585	7,585,000
Los Angeles Department of Water & Power WTR Series 2013B 5.00%, 7/01/18–7/01/19	2,000	2,264,560
Los Angeles Unified School District/CA Series 2010K 5.00%, 7/01/18	6,360	7,089,492
Series 2010KRY 5.25%, 7/01/25	160	187,824
Series 2014C 5.00%, 7/01/27	6,815	8,180,317
Los Angeles Unified School District/CA COP Series 2010B 5.00%, 12/01/16	635	668,033
AMBAC Series 2007 5.00%, 10/01/16	105	109,751
Oakland Unified School District/Alameda County Series 2015A 5.00%, 8/01/25–8/01/26	2,335	2,745,553
Peralta Community College District Series 2014A 5.00%, 8/01/27	5,855	7,022,604
Port of Los Angeles Series 2011A 5.00%, 8/01/19	1,500	1,703,865
Port of Oakland Series 2012P 5.00%, 5/01/24–5/01/25	6,405	7,425,153
Romoland School District Series 2015 5.00%, 9/01/23	300	337,224
Sacramento City Unified School District/CA Series 2011 5.00%, 7/01/25	2,380	2,755,445
Sacramento County Sanitation Districts Financing Authority Series 2014A 5.00%, 12/01/29	2,000	2,368,120
San Diego County Water Authority Financing Corp. Series 2011A 5.00%, 5/01/24–5/01/25	4,860	5,701,669
San Diego Public Facilities Financing Authority Sewer Revenue Series 2009B 5.00%, 5/15/21	1,570	1,784,980

5.00%, 5/15/22 (Pre-refunded/ETM)	$5,740	$6,572,070
San Francisco Bay Area Rapid Transit District (San Francisco Bay Area Rapid Transit District Sales Tax) Series 2010 5.00%, 7/01/27	2,000	2,319,000
San Francisco City & County Airports Comm-San Francisco International Airport (San Francisco Intl Airport) Series 2009C-2 5.00%, 5/01/25	500	567,745
Series 2011 5.00%, 5/01/17	2,225	2,372,873
Series 2011G 5.00%, 5/01/24	2,470	2,914,526
Series 20122 5.00%, 5/01/27	1,270	1,504,391
NATL Series 2006 32F 5.25%, 5/01/18	675	752,969
San Francisco Community College District Series 2015 5.00%, 6/15/22	5,000	6,011,700
South Placer Wastewater Authority/CA Series 2011C 5.25%, 11/01/22–11/01/24	8,675	10,181,037
Southern California Public Power Authority (Los Angeles Department of Water & Power PWR) Series 2010 5.00%, 7/01/23	5,190	6,067,058
State of California Series 2008 5.00%, 4/01/17	1,635	1,744,251
Series 2011 5.00%, 10/01/20	1,500	1,764,870
Series 2013 5.00%, 10/01/19–2/01/21	7,185	8,353,564
Series 2015 5.00%, 8/01/22	1,840	2,217,678
NATL Series 2007 5.00%, 11/01/23	3,200	3,479,104
State of California Department of Water Resources Power Supply Revenue Series 2010L 5.00%, 5/01/17	12,020	12,862,001
AGM Series 2008H 5.00%, 5/01/17	1,915	2,049,146
University of California Series 2010U 5.00%, 5/15/18	2,555	2,842,284
Series 2012G 5.00%, 5/15/23	7,400	8,931,060
Series 2013A 5.00%, 5/15/48	6,000	7,297,920
Series 2015A 5.00%, 5/15/21	4,000	4,783,960

2015 Annual Report	63

Schedule of Investments (continued)

Principal Amount (000)		U.S. $ Value

Upper Santa Clara Valley Joint Powers Authority Series 2011A 5.00%, 8/01/25	$1,790	$2,083,703
Vista Unified School District Series 2012 5.00%, 8/01/23–8/01/25	4,240	5,058,999
Walnut Energy Center Authority Series 2014 5.00%, 1/01/26–1/01/28	2,800	3,350,770

		286,705,623

Colorado–0.4%
Plaza Metropolitan District No 1 Series 2013 5.00%, 12/01/22(a)	690	749,519
Regional Transportation District (Denver Transit Partners LLC) Series 2010 5.00%, 7/15/22	1,150	1,245,220

		1,994,739

Florida–0.9%
Citizens Property Insurance Corp. Series 2010A-1 5.00%, 6/01/16	580	597,406
Series 2011A-1 5.00%, 6/01/19	2,035	2,296,701
Florida State Hurricane Catastrophe Fund Finance Corp. Series 2010A 5.00%, 7/01/16 (Pre-refunded/ETM)	1,500	1,552,560
State of Florida Lottery Revenue Series 2010C 5.00%, 7/01/17	150	161,235

		4,607,902

Illinois–1.3%
Illinois Finance Authority (Illinois Institute of Technology) Series 2006A 5.00%, 4/01/18	550	558,662
State of Illinois Series 2010 5.00%, 1/01/18	160	169,514
Series 2012 5.00%, 8/01/21–8/01/23	1,870	2,031,334
Series 2013A 5.00%, 4/01/20	1,415	1,531,780
Series 2014 5.00%, 5/01/25	2,165	2,302,975

		6,594,265

Massachusetts–0.6%
Commonwealth of Massachusetts NATL Series 2000E 0.195%, 12/01/30(c)	1,925	1,801,007

NATL Series 2000F 0.13%, 12/01/30(c)	$1,250	$1,169,480

		2,970,487

Michigan–1.2%
Michigan Finance Authority (City of Detroit MI Water Supply System Revenue) Series 2014D4 5.00%, 7/01/17	3,370	3,586,051
Michigan Finance Authority (Public Lighting Authority) Series 2014B 5.00%, 7/01/25	2,175	2,489,135

		6,075,186

New Jersey–2.8%
New Jersey Economic Development Authority (New Jersey Cigarette Tax) Series 2012 5.00%, 6/15/16	2,700	2,758,536
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2014P 5.00%, 6/15/20	1,350	1,447,767
New Jersey Transit Corp. Series 2014A 5.00%, 9/15/16	4,275	4,450,190
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2013A 5.00%, 12/15/19	5,000	5,356,500

		14,012,993

New York–2.8%
New York State Dormitory Authority (New York State Sales Tax) Series 2015A 5.00%, 3/15/18(d)	12,935	14,260,708

Ohio–0.3%
Ohio Water Development Authority (FirstEnergy Nuclear Generation LLC) Series 2008C 3.95%, 11/01/32	1,445	1,482,671

Puerto Rico–0.2%
Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Auth (Universidad Interamericana DE Puerto Rico, Inc.) Series 2012 5.00%, 10/01/19	1,000	998,740

64	Sanford C. Bernstein Fund, Inc.

Principal Amount (000)		U.S. $ Value

Texas–0.7%
Central Texas Turnpike System Series 2015A 5.00%, 8/15/42	$2,850	$3,244,241

Washington–0.5%
Port of Seattle WA Series 2010C 5.00%, 2/01/18	2,405	2,622,917

Total Municipal Obligations (cost $332,520,047)		345,570,472

	Shares
INVESTMENT COMPANIES–6.5%
Funds and Investment Trusts–6.5%
SPDR S&P 500 ETF Trust (cost $35,681,618)	170,744	32,719,673

Principal Amount (000)
CORPORATES—INVESTMENT GRADE–1.5%
Financial Institutions–1.5%
Banking–1.5%
Bank of America Corp. 1.50%, 10/09/15	$3,000	3,000,240
JPMorgan Chase & Co. 3.15%, 7/05/16	3,115	3,167,737
Morgan Stanley 1.75%, 2/25/16	1,559	1,563,992

Total Corporates—Investment Grade (cost $7,725,659)		7,731,969

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS–22.7%
Investment Companies–21.7%
AB Fixed Income Shares, Inc.– Government STIF Portfolio, 0.14%(e)(f) (cost $109,991,701)	109,991,701	$109,991,701

Principal Amount (000)

U.S. Treasury Bills–1.0%
U.S. Treasury Bill
Zero Coupon, 1/07/16(d) (cost $5,098,679)	$5,100	5,098,679

Total Short-Term Investments (cost $115,090,380)		115,090,380

Total Investments—99.1% (cost $491,017,704)		501,112,494

Other assets less liabilities—0.9%		4,338,705

Net Assets—100.0%		$505,451,199

FUTURES (see Note 3)
Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2015	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
EURO STOXX 50 Futures	51	December 2015	$1,805,150	$1,761,480	$(43,670)
Hang Seng Index Futures	3	October 2015	411,059	402,423	(8,636)
Mini MSCI EAFE Futures	154	December 2015	12,379,219	12,701,150	321,931
Mini MSCI Emerging Market Futures	191	December 2015	7,302,320	7,555,005	252,685
SPI 200 Futures	14	December 2015	1,244,810	1,230,045	(14,765)
TOPIX Index Futures	144	December 2015	17,259,688	16,942,942	(316,746)

Sold Contracts
FTSE 100 Index Futures	42	December 2015	3,849,670	3,823,883	25,787
U.S. T-Note 10 Yr (CBT) Futures	50	December 2015	6,438,220	6,436,719	1,501
U.S. T-Note 5 Yr (CBT) Futures	11	December 2015	1,325,659	1,325,672	(13)

					$218,074

2015 Annual Report	65

Schedule of Investments (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	USD	4,401	JPY	540,509	11/13/15	$106,738
Citibank	EUR	3,100	USD	3,378	11/13/15	(88,372)
Citibank	USD	1,021	GBP	654	11/13/15	(31,641)
Credit Suisse International	USD	3,822	AUD	5,367	11/13/15	(63,075)
Credit Suisse International	USD	2,543	EUR	2,212	11/13/15	(69,593)
Morgan Stanley & Co., Inc.	USD	579	JPY	71,723	11/13/15	19,126
Standard Chartered Bank	AUD	3,015	USD	2,202	11/13/15	90,403
Standard Chartered Bank	USD	1,965	CHF	1,921	11/13/15	9,340
Standard Chartered Bank	USD	4,402	JPY	549,271	11/13/15	178,440
State Street Bank & Trust Co.	EUR	620	USD	686	11/13/15	(6,962)
UBS AG	USD	4,992	JPY	593,127	11/13/15	(44,920)

						$99,484

INFLATION (CPI) SWAPS (see Note 3)
			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	$ 15,000	10/23/17	1.658%	CPI#	$ (418,841)
Barclays Bank PLC	10,000	10/23/19	1.873%	CPI#	(416,092)
Barclays Bank PLC	5,000	10/23/26	2.310%	CPI#	(437,340)
Barclays Bank PLC	1,000	10/23/29	2.388%	CPI#	(108,157)
Citibank, NA	8,000	10/23/21	2.039%	CPI#	(446,813)
Deutsche Bank AG	4,000	9/04/25	1.818%	CPI#	(62,607)
Goldman Sachs International	7,000	10/23/24	2.245%	CPI#	(537,085)

					$ (2,426,935)

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

TOTAL RETURN SWAPS (see Note 3)
Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Bank of America, NA
S&P 500 Total Return Index	11,143	LIBOR Minus 0.30%	USD	40,000	12/15/15	$(220,182)
Goldman Sachs International
Russell 2000 Total Return Index	425	LIBOR Minus 0.55%		2,488	3/15/16	(255,388)
Standard and Poor’s Midcap 400 Index	1,584	LIBOR Plus 0.09%		3,381	4/15/16	(294,640)

						$(770,210)

66	Sanford C. Bernstein Fund, Inc.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2015, the aggregate market value of these securities amounted to $1,743,769 or 0.3% of net assets.
(b)	When-Issued or delayed delivery security.
(c)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of September 30, 2015 and the aggregate market value of these securities amounted to $2,970,487 or 0.59% of net assets.
(d)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(e)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.
(f)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

As of September 30, 2015, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 3.8% and 0.0%, respectively.

Currency Abbreviation:

AUD—Australian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

USD—United States Dollar

Glossary:

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

CBT—Chicago Board of Trade

COP—Certificate of Participation

CPI—Consumer Price Index

ETF—Exchange Traded Fund

ETM—Escrowed to Maturity

FTSE—Financial Times Stock Exchange

LIBOR—London Interbank Offered Rates

MSCI—Morgan Stanley Capital International

NATL—National Interstate Corporation

SPDR—Standard & Poor’s Depository Receipt

SPI—Share Price Index

TOPIX—Tokyo Price Index

See notes to financial statements.

2015 Annual Report	67

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay N Portfolio

September 30, 2015

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–67.9%
Long-Term Municipal Bonds–67.9%
New York–52.5%
Albany County Airport Authority AGM Series 2010A 5.00%, 12/15/22–12/15/23	$3,555	$4,004,704
Build NYC Resource Corp. (Metropolitan College of New York) Series 2014 5.25%, 11/01/29	1,000	1,073,040
Central Islip Union Free School District Series 2013 5.00%, 7/15/19	750	857,933
City of New York NY Series 2010B 5.00%, 8/01/16–8/01/19	5,875	6,234,914
Series 2010H-2 5.00%, 6/01/19	1,220	1,387,177
Series 2014A 5.00%, 8/01/28	1,285	1,527,801
Series 2014J 5.00%, 8/01/27	1,085	1,289,067
City of Yonkers NY AGM Series 2015A 5.00%, 3/15/21	2,000	2,318,100
County of Nassau NY Series 2011A 5.00%, 4/01/20	2,050	2,348,829
Series 2014A 5.00%, 4/01/25	4,775	5,634,930
Hempstead Town Local Development Corp. (Hofstra University) Series 2013 5.00%, 7/01/21	700	820,764
Jefferson County Industrial Development Agency (ReEnergy Black River LLC/Old) Series 2014 4.75%, 1/01/20	450	442,688
Long Island Power Authority NATL Series 2006A 5.00%, 12/01/19 (Pre-refunded/ETM)	1,335	1,376,772
Metropolitan Transportation Authority Series 2011B-1 5.00%, 11/15/15	1,400	1,408,330
Series 2011C 5.00%, 11/15/25	6,505	7,609,939
Series 2012F 5.00%, 11/15/25	1,000	1,180,480
AMBAC Series 2005A 5.50%, 11/15/16	1,730	1,828,108

Metropolitan Transportation Authority (Metropolitan Transportation Authority Ded Tax) Series 2012A 5.00%, 11/15/23–11/15/26	$9,840	$11,731,821
Nassau County Interim Finance Authority (Nassau County Interim Finance Authority Sales Tax) Series 2012A 5.00%, 11/15/16	9,035	9,497,321
Nassau County Local Economic Assistance Corp. (Catholic Health Services of Long Island Obligated Group) Series 2014 5.00%, 7/01/20	1,000	1,134,000
New York City Industrial Development Agency (American Airlines, Inc.) Series 2015B 2.00%, 8/01/28	1,220	1,221,769
New York City Municipal Water Finance Authority Series 2010FF 5.00%, 6/15/25	500	583,230
Series 2011GG 5.00%, 6/15/26	8,070	9,480,636
Series 2015G 5.00%, 6/15/27	2,885	3,491,369
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2009B 5.00%, 11/01/18	4,525	5,087,367
Series 2010I-2 5.00%, 11/01/19	2,000	2,304,600
Series 2011B 5.00%, 2/01/21	4,110	4,840,799
Series 2012S 5.00%, 5/01/19 (Pre-refunded/ETM)	1,000	1,138,880
Series 2014B 5.00%, 11/01/26(a)	4,000	4,822,040
Series 2014C 5.00%, 11/01/17 (Pre-refunded/ETM)	2,360	2,570,441
5.00%, 11/01/17	980	1,067,387
Series 2015C 4.00%, 11/01/17	2,885	3,081,757
5.00%, 11/01/28	2,145	2,554,674
New York Local Government Assistance Corp. (New York Local Government Assistance Corp. Sales Tax) Series 2007A 5.00%, 4/01/16	1,030	1,054,246
Series 2012A 5.00%, 4/01/16	3,735	3,822,922
New York State Dormitory Authority (Fordham University) Series 2011B 5.00%, 7/01/41	5,000	5,163,800
New York State Dormitory Authority (Mount Sinai Hospital) Series 2010A 5.00%, 7/01/18	645	710,468

68	Sanford C. Bernstein Fund, Inc.

Principal Amount (000)		U.S. $ Value

New York State Dormitory Authority (New York State Dormitory Authority Lease) Series 2009A 5.00%, 7/01/24	$3,440	$3,905,673
AGM Series 2015 5.00%, 10/01/22	2,725	3,240,079
New York State Dormitory Authority (New York State Sales Tax) Series 2015A 5.00%, 3/15/21	5,585	6,651,567
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2008A 5.00%, 3/15/18	4,635	5,113,610
Series 2012A 5.00%, 12/15/21–12/15/22	3,965	4,739,849
Series 2014A 5.00%, 2/15/28	2,035	2,394,808
Series 2014C 5.00%, 3/15/29	3,000	3,498,150
New York State Dormitory Authority (State University of New York Dormitory Fees) Series 2013A 5.00%, 7/01/21	1,000	1,182,690
Series 2015A 5.00%, 7/01/18	3,440	3,811,761
New York State Dormitory Authority (State University of New York) Series 2012A 5.00%, 7/01/26	1,965	2,301,074
New York State Energy Research & Development Authority (New York State Electric & Gas Corp.) NATL Series 2010C 0.534%, 4/01/34(b)	3,225	2,999,918
New York State Environmental Facilities Corp. (New York City Municipal Water Finance Authority) Series 2012D 5.00%, 6/15/20	1,745	2,041,545
New York State Thruway Authority (New York State Thruway Authority Ded Tax) Series 2011A 5.00%, 4/01/23	1,590	1,862,049
Series 2012A 5.00%, 4/01/20	1,975	2,291,691
AMBAC Series 2005B 5.50%, 4/01/20	2,400	2,840,448
New York State Thruway Authority (State of New York Pers Income Tax) Series 2010A 5.00%, 3/15/25	4,500	5,271,255
New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2010A 5.00%, 3/15/18	3,890	4,288,686

Series 2013C 5.00%, 3/15/20	$1,970	$2,285,614
Port Authority of New York & New Jersey Series 2013-178 5.00%, 12/01/23	2,515	2,970,114
Series 2013-180 5.00%, 6/01/21	2,500	2,965,250
Series 2014 5.00%, 9/01/23–9/01/28	5,615	6,532,988
Sales Tax Asset Receivable Corp. Series 2014A 5.00%, 10/15/25	3,750	4,636,575
Schenectady County Capital Resource Corp. (Ellis Hospital) Series 2012 1.75%, 2/15/18	665	664,687
Tobacco Settlement Financing Corp./NY (Tobacco Settlement Financing Corp./NY State Lease) Series 2013B 5.00%, 6/01/20	9,650	9,946,737
Triborough Bridge & Tunnel Authority Series 2008C 5.00%, 11/15/16	5,000	5,257,600
Troy Capital Resource Corp. (Rensselaer Polytechnic Institute) Series 2010B 5.00%, 9/01/19–9/01/20	1,540	1,765,216

		212,162,737

Alabama–0.3%
County of Jefferson AL Sewer Revenue Series 2013D 5.00%, 10/01/22	1,000	1,092,930

Arizona–0.7%
City of Phoenix Civic Improvement Corp. (City of Phoenix Civic Improvement–Airport) Series 2010A 5.00%, 7/01/22	2,575	2,927,518

Colorado–1.4%
City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2011A 5.75%, 11/15/20	3,150	3,759,997
Plaza Metropolitan District No 1 Series 2013 5.00%, 12/01/22(c)	600	651,756
Regional Transportation District (Denver Transit Partners LLC) Series 2010 5.375%, 7/15/25	1,100	1,191,971

		5,603,724

District of Columbia–0.6%
Metropolitan Washington Airports Authority Series 2010B 5.00%, 10/01/21	2,100	2,408,469

2015 Annual Report	69

Schedule of Investments (continued)

Principal Amount (000)		U.S. $ Value

Florida–3.1%
Broward County School Board/FL COP Series 2011A 5.00%, 7/01/18	$3,500	$3,878,245
Citizens Property Insurance Corp. Series 2010A-1
5.00%, 6/01/16	1,155	1,189,662
Series 2012A-1 5.00%, 6/01/21	2,840	3,319,875
County of Lee FL Airport Revenue (Southwest Florida Intl Airport) AGM Series 2010A 5.00%, 10/01/17	1,710	1,844,013
Florida State Hurricane Catastrophe Fund Finance Corp. Series 2010A 5.00%, 7/01/16 (Pre-refunded/ETM)	1,885	1,951,050
State of Florida Lottery Revenue Series 2010C 5.00%, 7/01/18	170	189,106

		12,371,951

Idaho–0.2%
Idaho Health Facilities Authority (The Terraces at Boise) Series 2014 5.25%, 10/01/20	660	660,356

Illinois–2.7%
Illinois Finance Authority (Illinois Institute of Technology) Series 2006A 5.00%, 4/01/18	475	482,481
State of Illinois Series 2010 5.00%, 1/01/18	160	169,514
Series 2014 5.00%, 5/01/22–5/01/23	4,990	5,418,915
State of Illinois (State of Illinois Sales Tax) Series 2010 5.00%, 6/15/20	1,685	1,916,873
Series 2013 4.00%, 6/15/16	2,915	2,988,720

		10,976,503

Michigan–1.4%
Michigan Finance Authority (City of Detroit MI Sewage Disposal System Revenue) AGM Series 2014C 5.00%, 7/01/26	5,055	5,805,920

New Jersey–2.6%
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2015X 5.00%, 6/15/21	4,555	4,878,041

New Jersey Transit Corp. Series 2014A 5.00%, 9/15/21	$2,410	$2,760,920
New Jersey Turnpike Authority AGM Series 2005D-3 5.25%, 1/01/26	2,555	3,093,824

		10,732,785

Pennsylvania–1.2%
Philadelphia Parking Authority (The) (Philadelphia Airport Parking) Series 2009 5.25%, 9/01/23	200	232,254
Sports & Exhibition Authority of Pittsburgh and Allegheny County (Sports & Exhibition Authority of Pittsburgh and Allegheny County Hotel Occupancy Tax) AGM Series 2010 5.00%, 2/01/24	4,000	4,541,040

		4,773,294

Puerto Rico–0.5%
Commonwealth of Puerto Rico NATL Series 2001A 5.50%, 7/01/16	1,945	1,976,431

Washington–0.7%
Port of Seattle WA Series 2010C 5.00%, 2/01/21	2,300	2,659,237

Total Municipal Obligations (cost $264,499,577)		274,151,855

	Shares
INVESTMENT COMPANIES–6.5%
Funds and Investment Trusts–6.5%
SPDR S&P 500 ETF Trust (cost $27,503,337)	138,043	26,453,180

Principal Amount (000)
CORPORATES—INVESTMENT GRADE–1.3%
Financial Institutions – 1.3%
Banking–1.3%
Bank of America Corp. 1.50%, 10/09/15	$2,626	2,626,210
JPMorgan Chase & Co. 1.35%, 2/15/17	2,645	2,648,438

Total Corporates—Investment Grade (cost $5,270,438)		5,274,648

70	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 22.6%
Investment Companies–21.6%
AB Fixed Income Shares, Inc.–Government STIF Portfolio, 0.14%(d)(e) (cost $87,325,585)	87,325,585	$87,325,585

U.S. Treasury Bills–1.0%
U.S. Treasury Bill Zero Coupon, 1/07/16(a) (cost $3,998,970)	4,000	3,998,970

Total Short-Term Investments (cost $91,324,555)		91,324,555

Total Investments—98.3% (cost $388,597,907)		397,204,238

Other assets less liabilities—1.7%		6,823,048

Net Assets—100.0%		$404,027,286

FUTURES (see Note 3)
Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2015	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
EURO STOXX 50 Futures	25	December 2015	$884,878	$863,471	$(21,407)
Hang Seng Index Futures	2	October 2015	274,039	268,282	(5,757)
Mini MSCI EAFE Futures	135	December 2015	10,851,913	11,134,125	282,212
Mini MSCI Emerging Market Futures	150	December 2015	5,734,806	5,933,250	198,444
SPI 200 Futures	10	December 2015	889,151	878,604	(10,547)
TOPIX Index Futures	111	December 2015	13,303,886	13,060,184	(243,702)
Sold Contracts
FTSE 100 Index Futures	36	December 2015	3,299,717	3,277,614	22,103
U.S. T-Note 5 Yr (CBT) Futures	4	December 2015	482,058	482,063	(5)
U.S. T-Note 10 Yr (CBT) Futures	14	December 2015	1,802,702	1,802,281	421

					$221,762

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	USD	3,549	JPY	435,806	11/13/15	$86,062
Citibank	EUR	2,769	USD	3,017	11/13/15	(78,936)
Citibank	USD	504	GBP	323	11/13/15	(15,627)
Credit Suisse International	USD	3,366	AUD	4,727	11/13/15	(55,550)
Credit Suisse International	USD	2,018	EUR	1,755	11/13/15	(55,205)
Morgan Stanley & Co., Inc.	GBP	411	USD	635	11/13/15	14,008
Morgan Stanley & Co., Inc.	USD	425	JPY	52,701	11/13/15	14,054
Standard Chartered Bank	AUD	2,982	USD	2,178	11/13/15	89,413
Standard Chartered Bank	USD	1,375	CHF	1,345	11/13/15	6,539
Standard Chartered Bank	USD	3,149	JPY	392,827	11/13/15	127,616

2015 Annual Report	71

Schedule of Investments (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	EUR	469	USD	519	11/13/15	$(5,266)
State Street Bank & Trust Co.	USD	401	GBP	257	11/13/15	(12,000)
UBS AG	USD	3,999	JPY	475,165	11/13/15	(35,986)

						$79,122

INFLATION (CPI) SWAPS (see Note 3)
			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	$10,000	10/23/17	1.658%	CPI#	$ (279,228)
Barclays Bank PLC	6,000	10/23/19	1.873%	CPI#	(249,655)
Barclays Bank PLC	4,000	10/23/26	2.310%	CPI#	(349,872)
Barclays Bank PLC	1,000	10/23/29	2.388%	CPI#	(108,157)
Citibank, NA	5,000	10/23/21	2.039%	CPI#	(279,258)
Deutsche Bank AG	4,000	9/04/25	1.818%	CPI#	(62,607)
Goldman Sachs International	7,000	10/23/24	2.245%	CPI#	(537,085)

					$ (1,865,862)

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

TOTAL RETURN SWAPS (see Note 3)
Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Bank of America, NA
S&P 500 Total Return Index	8,798	LIBOR Minus 0.30%	$31,582	12/15/15	$(173,845)
Goldman Sachs International
Russell 2000 Total Return Index	335	LIBOR Minus 0.55%	1,961	3/15/16	(201,306)
Standard and Poor’s Midcap 400 Index	93	LIBOR Plus 0.07%	199	3/15/16	(17,588)
Standard and Poor’s Midcap 400 Index	1,156	LIBOR Plus 0.09%	2,467	4/15/16	(215,028)

					$(607,767)

(a)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(b)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of September 30, 2015 and the aggregate market value of this security amounted to $2,999,918 or 0.74% of net assets.
(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2015, the market value of this security amounted to $651,756 or 0.2% of net assets.
(d)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.
(e)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

As of September 30, 2015, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 13.1% and 0.5%, respectively.

Currency Abbreviation:

AUD—Australian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

USD—United States Dollar

72	Sanford C. Bernstein Fund, Inc.

Glossary:

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

CBT—Chicago Board of Trade

COP—Certificate of Participation

EAFE—Europe, Australia, and Far East

ETF—Exchange Traded Fund

ETM—Escrowed to Maturity

FTSE—Financial Times Stock Exchange

LIBOR—London Interbank Offered Rates

MSCI—Morgan Stanley Capital International

NATL—National Interstate Corporation

SPDR—Standard & Poor’s Depository Receipt

SPI—Share Price Index

TOPIX—Tokyo Price Index

See notes to financial statements.

2015 Annual Report	73

Statement of Assets and Liabilities—September 30, 2015

	OVERLAY A PORTFOLIO	TAX-AWARE OVERLAY A PORTFOLIO	OVERLAY B PORTFOLIO
ASSETS
Investments in securities at value
Unaffiliated issuers	$1,202,905,651	$2,638,310,241	$864,626,782
Affiliated issuers	672,829,127	1,336,609,937	271,192,436
Foreign currencies, at value (a)	3,241,161	7,864,550	43,390,411
Cash	621	1,599,474	94,260
Cash collateral due from broker	0	0	903,190
Receivables:
Dividends and interest	1,839,960	3,643,096	4,715,996
Foreign withholding tax reclaims	448,337	1,076,882	0
Investment securities sold and foreign currency transactions	4,237,070	14,742,726	26,391,609
Capital shares sold	2,042,329	4,988,670	544,904
Margin due from broker on exchange-traded derivatives	0	0	820,038
Upfront premium paid on credit default swaps	0	0	21,286
Unrealized appreciation of inflation swaps	0	0	41,375
Unrealized appreciation of credit default swaps	0	0	216,237
Unrealized appreciation of forward currency exchange contracts	6,054,466	12,898,712	3,381,134

Total assets	1,893,598,722	4,021,734,288	1,216,339,658

LIABILITIES
Options written, at value (premium received $0, $0 and $33,784, respectively)	0	0	36,591
Payables:
Investment securities purchased and foreign currency transactions	2,619,266	20,992,560	82,807,219
Margin owed to broker on exchange-traded derivatives	3,584,423	8,626,568	0
Management fee	1,404,196	2,967,420	603,632
Capital shares redeemed	326,708	1,598,711	819,788
Shareholder servicing fee	254,817	506,961	111,163
Transfer Agent fee	16,455	16,582	11,009
Accrued expenses	341,918	463,354	223,746
Unrealized depreciation of forward currency exchange contracts	3,879,492	8,411,435	1,358,943
Unrealized depreciation of inflation swaps	0	0	281,793
Unrealized depreciation of total return swaps	0	0	2,218,093
Upfront premium received on credit default swaps	0	0	64,123

Total liabilities	12,427,275	43,583,591	88,536,100

NET ASSETS	$1,881,171,447	$3,978,150,697	$1,127,803,558

Cost of investments
Unaffiliated issuers	$1,108,052,838	$2,316,861,268	$880,539,222
Affiliated issuers	$717,956,252	$1,407,486,653	$282,828,930
NET ASSETS CONSIST OF:
Capital stock, at par	$159,344	$317,520	$110,281
Additional paid-in capital	1,747,907,044	3,553,379,485	1,145,644,547
Undistributed net investment income	8,581,843	15,425,554	1,520,397
Accumulated net realized gain on investment and foreign currency transactions	71,897,339	145,444,025	11,275,009
Net unrealized appreciation/depreciation of:
Investments, futures and swap transactions†	50,505,165	259,306,469	(32,855,685)
Foreign currency denominated assets and liabilities	2,120,712	4,277,644	2,109,009

	$1,881,171,447	$3,978,150,697	$1,127,803,558

(a) Cost: $3,257,354, $7,943,615 and $43,307,441, respectively. (Note 1)

† Net of accrued foreign capital gains taxes of $93,500 and $187,273 for Overlay A Portfolio and Tax-Aware Overlay A Portfolio, respectively.

See Notes to Financial Statements.

74	Sanford C. Bernstein Fund, Inc.

	OVERLAY A PORTFOLIO	TAX-AWARE OVERLAY A PORTFOLIO	OVERLAY B PORTFOLIO

NET ASSET VALUE PER SHARE
Class 1 Shares
Net Assets	$1,536,828,642	$3,057,054,410	$900,436,031
Shares of capital stock outstanding	130,236,524	244,146,764	88,064,678

Net asset value, offering and redemption price per share	$11.80	$12.52	$10.22

Class 2 Shares
Net Assets	$344,342,805	$921,096,287	$227,367,527
Shares of capital stock outstanding	29,107,806	73,373,365	22,216,754

Net asset value, offering and redemption price per share	$11.83	$12.55	$10.23

See Notes to Financial Statements.

2015 Annual Report	75

Statement of Assets and Liabilities—September 30, 2015 (continued)

	TAX-AWARE OVERLAY B PORTFOLIO	TAX-AWARE OVERLAY C PORTFOLIO	TAX-AWARE OVERLAY N PORTFOLIO
ASSETS
Investments in securities at value
Unaffiliated issuers	$1,368,750,356	$391,120,793	$309,878,653
Affiliated issuers	399,441,679	109,991,701	87,325,585
Cash collateral due from broker	0	2,514,235	1,919,210
Receivables:
Dividends and interest	16,354,399	4,772,669	3,909,367
Investment securities sold	24,978,936	7,243,636	5,732,647
Capital shares sold	1,385,019	385,938	107,125
Margin due from broker on exchange-traded derivatives	2,985,479	872,235	679,429
Terminated total return swaps	1,486	382	336
Unrealized appreciation of forward currency exchange contracts	1,641,705	404,047	337,692

Total assets	1,815,539,059	517,305,636	409,890,044

LIABILITIES
Payables:
Investment securities purchased	29,598,858	5,205,701	516,382
Capital shares redeemed	746,884	480,252	282,479
Management fee	940,970	271,399	215,866
Shareholder servicing fee	150,256	41,070	42,065
Transfer Agent fee	9,258	3,096	3,103
Terminated total return swaps	8,469,003	2,176,090	1,916,994
Accrued expenses	210,676	175,121	153,670
Unrealized depreciation of forward currency exchange contracts	1,122,020	304,563	258,570
Unrealized depreciation of inflation swaps	8,296,225	2,426,935	1,865,862
Unrealized depreciation of total return swaps	2,696,055	770,210	607,767

Total liabilities	52,240,205	11,854,437	5,862,758

NET ASSETS	$1,763,298,854	$505,451,199	$404,027,286

Cost of investments
Unaffiliated issuers	$1,321,746,206	$381,026,003	$301,272,322
Affiliated issuers	$399,441,679	$109,991,701	$87,325,585

NET ASSETS CONSIST OF:
Capital stock, at par	$163,027	$46,776	$37,662
Additional paid-in capital	1,707,999,716	491,936,289	393,544,243
Undistributed net investment income	23,649,698	5,709,637	4,900,975
Accumulated net realized gain (loss) on investment and foreign currency transactions	(6,003,727)	543,294	(889,180)
Net unrealized appreciation/depreciation of:
Investments, futures and swap transactions	36,970,455	7,115,719	6,354,464
Foreign currency denominated assets and liabilities	519,685	99,484	79,122

	$1,763,298,854	$505,451,199	$404,027,286

See Notes to Financial Statements.

76	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY B PORTFOLIO	TAX-AWARE OVERLAY C PORTFOLIO	TAX-AWARE OVERLAY N PORTFOLIO

NET ASSET VALUE PER SHARE
Class 1 Shares
Net Assets	$1,216,062,636	$331,495,730	$340,002,386
Shares of capital stock outstanding	112,504,678	30,695,688	31,705,689

Net asset value, offering and redemption price per share	$10.81	$10.80	$10.72

Class 2 Shares
Net Assets	$547,236,218	$173,955,469	$64,024,900
Shares of capital stock outstanding	50,522,640	16,079,856	5,955,838

Net asset value, offering and redemption price per share	$10.83	$10.82	$10.75

See Notes to Financial Statements.

2015 Annual Report	77

Statement of Operations—for the year ended September 30, 2015

	OVERLAY A PORTFOLIO	TAX-AWARE OVERLAY A PORTFOLIO	OVERLAY B PORTFOLIO

INVESTMENT INCOME
Income:
Interest	$0	$0	$14,253,632
Dividends
Unaffiliated issuers (net of foreign withholding taxes of $775,018, $1,615,061 and $0, respectively)	24,720,863	52,758,949	3,502,403
Affiliated issuers	4,371,082	8,553,119	1,304,745

Total income	29,091,945	61,312,068	19,060,780

Expenses:
Management fee (see Note 2A)	17,895,586	37,140,167	7,220,300
Shareholder servicing fee (see Note 2B)	3,196,659	6,354,823	1,367,250
Custodian fee	375,077	457,486	309,998
Transfer Agent fee—Class 1	65,701	93,550	66,368
Transfer Agent fee—Class 2	15,990	27,962	14,538
Auditing and tax fees	145,975	136,209	119,671
Directors’ fees and expenses	101,324	209,766	56,739
Legal fees	60,652	124,533	34,004
Registration fees	44,451	38,457	43,744
Printing fees	22,965	32,667	22,603
Miscellaneous	183,300	293,080	100,625

Total expenses	22,107,680	44,908,700	9,355,840

Net investment income	6,984,265	16,403,368	9,704,940

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (a)	61,734,706	113,789,106	19,358,798
Affiliated Underlying Portfolios	(9,559,024)	0	(1,144,802)
Futures	9,469,920	7,287,227	3,373,029
Options written	2,073,699	4,281,618	1,109,552
Swaps	821,912	3,923,093	(1,838,635)
Foreign currency transactions	15,707,524	31,514,337	(13,482,755)

Net realized gain on investment and foreign currency transactions	80,248,737	160,795,381	7,375,187

Net change in unrealized appreciation/depreciation of:
Investments (b)	(98,089,829)	(197,546,740)	(3,659,080)
Affiliated Underlying Portfolios	(35,519,522)	(70,876,716)	(10,135,088)
Futures	(2,702,126)	3,664,316	(2,798,724)
Swaptions written	0	0	(2,807)
Swaps	1,669,314	(2,964,739)	(744,394)
Foreign currency denominated assets and liabilities	(5,066,562)	(10,027,275)	(15,196,859)

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(139,708,725)	(277,751,154)	(32,536,952)

Net realized and unrealized loss on investment and foreign currency transactions	(59,459,988)	(116,955,773)	(25,161,765)

Net decrease in net assets resulting from operations	$(52,475,723)	$(100,552,405)	$(15,456,825)

(a) Net of foreign capital gains taxes of $76,017 and $163,417 respectively, for Overlay A Portfolio and Tax-Aware Overlay A Portfolio.

(b) Net of decrease in accrued foreign capital gains taxes of $112,701 and $520,441 respectively, for Overlay A Portfolio and Tax-Aware Overlay A Portfolio.

See Notes to Financial Statements.

78	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY B PORTFOLIO	TAX-AWARE OVERLAY C PORTFOLIO	TAX-AWARE OVERLAY N PORTFOLIO

INVESTMENT INCOME
Income:
Interest	$30,520,593	$8,098,415	$6,849,269
Dividends
Unaffiliated issuers	7,182,884	2,103,870	1,648,072
Affiliated issuers	171,655	52,110	44,022

Total income	37,875,132	10,254,395	8,541,363

Expenses:
Management fee (see Note 2A)	11,571,418	3,356,511	2,631,396
Shareholder servicing fee (see Note 2B)	1,851,256	503,504	515,926
Custodian fee	215,240	136,189	124,535
Transfer Agent fee—Class 1	47,014	14,319	18,864
Transfer Agent fee—Class 2	20,810	7,709	3,338
Auditing and tax fees	108,118	108,118	108,118
Directors’ fees and expenses	90,849	26,343	20,686
Legal fees	54,615	16,435	13,082
Registration fees	44,821	30,394	29,832
Printing fees	18,705	6,029	6,935
Miscellaneous	122,550	89,296	52,443

Total expenses	14,145,396	4,294,847	3,525,155

Net investment income	23,729,736	5,959,548	5,016,208

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	(438,832)	1,508,949	(86,142)
Futures	(3,566,562)	(445,952)	(362,273)
Options written	1,803,022	523,458	407,134
Swaps	(4,910,843)	(1,317,944)	(1,168,470)
Foreign currency transactions	85,854	(284,821)	35,376

Net realized loss on investment and foreign currency transactions	(7,027,361)	(16,310)	(1,174,375)

Net change in unrealized appreciation/depreciation of:
Investments	(18,563,395)	(6,584,024)	(4,648,298)
Futures	51,402	(49,803)	10,304
Swaps	(9,940,958)	(2,860,035)	(2,200,978)
Foreign currency denominated assets and liabilities	(319,260)	(50,632)	(109,912)

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(28,772,211)	(9,544,494)	(6,948,884)

Net realized and unrealized loss on investment and foreign currency transactions	(35,799,572)	(9,560,804)	(8,123,259)

Net decrease in net assets resulting from operations	$(12,069,836)	$(3,601,256)	$(3,107,051)

See Notes to Financial Statements.

2015 Annual Report	79

Statement of Changes in Net Assets

	OVERLAY A PORTFOLIO		TAX-AWARE OVERLAY A PORTFOLIO

	YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/15	YEAR ENDED 9/30/14

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$6,984,265	$13,101,041	$16,403,368	$23,493,724
Net realized gain on investment and foreign currency transactions	80,248,737	115,555,592	160,795,381	254,903,910
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(139,708,725)	35,683,357	(277,751,154)	94,796,292

Net increase (decrease) in net assets resulting from operations	(52,475,723)	164,339,990	(100,552,405)	373,193,926

Dividends and distributions to shareholders:
Dividends from net investment income (a)	(25,094,068)	(24,751,405)	(25,653,629)	(23,936,083)
Distributions from net realized gain on investment transactions (a)	(79,040,487)	0	(198,699,775)	0

Total dividends and distributions to shareholders	(104,134,555)	(24,751,405)	(224,353,404)	(23,936,083)

Capital-share transactions
Net proceeds from sales of shares	302,218,603	269,543,378	626,042,646	581,326,779
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	101,474,955	22,733,143	215,618,009	19,010,757

Total proceeds from shares sold	403,693,558	292,276,521	841,660,655	600,337,536
Cost of shares redeemed	(246,644,806)	(223,543,675)	(451,764,234)	(438,366,160)

Net increase in net assets from capital-share transactions	157,048,752	68,732,846	389,896,421	161,971,376

Net increase in net assets	438,474	208,321,431	64,990,612	511,229,219

NET ASSETS:
Beginning of period	1,880,732,973	1,672,411,542	3,913,160,085	3,401,930,866

End of period (b)	$1,881,171,447	$1,880,732,973	$3,978,150,697	$3,913,160,085

(b) Includes undistributed net investment income of:	$8,581,843	$26,267,581	$15,425,554	$21,004,419

(a) See page 83 for share class information on dividend distributions for the Overlay A and Tax-Aware Overlay A Portfolios.

See Notes to Financial Statements.

80	Sanford C. Bernstein Fund, Inc.

	OVERLAY B PORTFOLIO		TAX-AWARE OVERLAY B PORTFOLIO

	YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/15	YEAR ENDED 9/30/14

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$9,704,940	$9,230,285	$23,729,736	$20,517,676
Net realized gain (loss) on investment and foreign currency transactions	7,375,187	37,943,388	(7,027,361)	35,661,632
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets	(32,536,952)	19,815,638	(28,772,211)	48,339,584

Net increase (decrease) in net assets resulting from operations	(15,456,825)	66,989,311	(12,069,836)	104,518,892

Dividends and distributions to shareholders:
Dividends from net investment income (a)	(28,880,753)	(27,952,242)	(14,445,162)	(27,838,048)
Distributions from net realized gain on investment transactions (a)	(19,595,757)	(59,394,985)	(20,891,047)	(106,834,421)

Total dividends and distributions to shareholders	(48,476,510)	(87,347,227)	(35,336,209)	(134,672,469)

Capital-share transactions
Net proceeds from sales of shares	255,708,720	185,610,197	263,280,624	314,581,630
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	43,900,596	83,194,915	31,928,110	127,222,856

Total proceeds from shares sold	299,609,316	268,805,112	295,208,734	441,804,486
Cost of shares redeemed	(226,923,726)	(162,377,567)	(289,757,904)	(257,036,299)

Net increase in net assets from capital-share transactions	72,685,590	106,427,545	5,450,830	184,768,187

Net increase (decrease) in net assets	8,752,255	86,069,629	(41,955,215)	154,614,610

NET ASSETS:
Beginning of period	1,119,051,303	1,032,981,674	1,805,254,069	1,650,639,459

End of period (b)	$1,127,803,558	$1,119,051,303	$1,763,298,854	$1,805,254,069

(b) Includes undistributed net investment income of:	$1,520,397	$12,728,218	$23,649,698	$14,872,760

(a) See page 83 for share class information on dividend distributions for the Overlay B and Tax-Aware Overlay B Portfolios.

See Notes to Financial Statements.

2015 Annual Report	81

Statement of Changes in Net Assets (continued)

	TAX-AWARE OVERLAY C PORTFOLIO		TAX-AWARE OVERLAY N PORTFOLIO

	YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/15	YEAR ENDED 9/30/14

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$5,959,548	$4,411,291	$5,016,208	$4,025,273
Net realized gain (loss) on investment and foreign currency transactions	(16,310)	11,807,844	(1,174,375)	8,653,870
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(9,544,494)	14,035,369	(6,948,884)	11,508,022

Net increase (decrease) in net assets resulting from operations	(3,601,256)	30,254,504	(3,107,051)	24,187,165

Dividends and distributions to shareholders:
Dividends from net investment income (a)	(3,072,687)	(6,245,298)	(2,983,073)	(5,287,389)
Distributions from net realized gain on investment transactions (a)	(6,717,788)	(31,761,339)	(5,101,878)	(23,971,148)

Total dividends and distributions to shareholders	(9,790,475)	(38,006,637)	(8,084,951)	(29,258,537)

Capital-share transactions
Net proceeds from sales of shares	63,326,329	81,517,096	65,419,703	52,388,885
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	9,125,976	36,455,876	7,453,875	27,937,743

Total proceeds from shares sold	72,452,305	117,972,972	72,873,578	80,326,628
Cost of shares redeemed	(59,566,456)	(81,919,352)	(56,388,659)	(43,771,508)

Net increase in net assets from capital-share transactions	12,885,849	36,053,620	16,484,919	36,555,120

Net increase (decrease) in net assets	(505,882)	28,301,487	5,292,917	31,483,748

NET ASSETS:
Beginning of period	505,957,081	477,655,594	398,734,369	367,250,621

End of period (b)	$505,451,199	$505,957,081	$404,027,286	$398,734,369

(b) Includes undistributed net investment income of:	$5,709,637	$3,152,192	$4,900,975	$3,056,518

(a) See page 83 for share class information on dividend distributions for the Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios.

See Notes to Financial Statements.

82	Sanford C. Bernstein Fund, Inc.

	OVERLAY A PORTFOLIO		TAX-AWARE OVERLAY A PORTFOLIO

	YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/15	YEAR ENDED 9/30/14
Dividends and Distributions to shareholders:
Dividends from net investment income
Class 1	$(19,710,005)	$(19,331,652)	$(18,117,057)	$(17,277,702)
Class 2	(5,384,063)	(5,419,753)	(7,536,572)	(6,658,381)

	$(25,094,068)	$(24,751,405)	$(25,653,629)	$(23,936,083)

Distributions from net realized gain on investment transactions
Class 1	$(63,464,529)	$0	$(153,220,462)	$0
Class 2	(15,575,958)	0	(45,479,313)	0

	$(79,040,487)	$0	$(198,699,775)	$0

	OVERLAY B PORTFOLIO		TAX-AWARE OVERLAY B PORTFOLIO

	YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/15	YEAR ENDED 9/30/14
Dividends and Distributions to shareholders:
Dividends from net investment income
Class 1	$(24,144,624)	$(22,862,398)	$(9,608,983)	$(18,777,605)
Class 2	(4,736,129)	(5,089,844)	(4,836,179)	(9,060,443)

	$(28,880,753)	$(27,952,242)	$(14,445,162)	$(27,838,048)

Distributions from net realized gain on investment transactions
Class 1	$(16,489,615)	$(49,055,741)	$(14,500,041)	$(74,605,132)
Class 2	(3,106,142)	(10,339,244)	(6,391,006)	(32,229,289)

	$(19,595,757)	$(59,394,985)	$(20,891,047)	$(106,834,421)

	TAX-AWARE OVERLAY C PORTFOLIO		TAX-AWARE OVERLAY N PORTFOLIO

	YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/15	YEAR ENDED 9/30/14
Dividends and Distributions to shareholders:
Dividends from net investment income
Class 1	$(1,858,725)	$(3,650,681)	$(2,497,170)	$(4,339,188)
Class 2	(1,213,962)	(2,594,617)	(485,903)	(948,201)

	$(3,072,687)	$(6,245,298)	$(2,983,073)	$(5,287,389)

Distributions from net realized gain on investment transactions
Class 1	$(4,339,974)	$(19,615,983)	$(4,362,415)	$(20,105,805)
Class 2	(2,377,814)	(12,145,356)	(739,463)	(3,865,343)

	$(6,717,788)	$(31,761,339)	$(5,101,878)	$(23,971,148)

See Notes to Financial Statements.

2015 Annual Report	83

Financial Highlights

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	OVERLAY A PORTFOLIO

	CLASS 1
	YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11
Net asset value, beginning of period	$12.88	$11.91	$10.37	$10.94	$10.87

Income from investment operations:
Investment income, net†	0.04	0.09	0.07	0.05	0.03
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.43)	1.05	1.55	0.36	0.25
Contributions from Affiliates	0	0	0.00 (a)	0	0

Total from investment operations	(0.39)	1.14	1.62	0.41	0.28

Less dividends and distributions:
Dividends from net investment income	(0.16)	(0.17)	(0.08)	(0.11)	(0.05)
Distributions from net realized gain on investment transactions	(0.53)	0	0	(0.87)	(0.16)

Total dividends and distributions	(0.69)	(0.17)	(0.08)	(0.98)	(0.21)

Net asset value, end of period	$11.80	$12.88	$11.91	$10.37	$10.94

Total return^ (b)	(3.02)%	9.58%	15.69%	4.08%	2.51%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,536,828	$1,513,474	$1,358,991	$1,218,127	$1,178,056
Average net assets (000 omitted)	$1,598,329	$1,462,653	$1,276,696	$1,215,244	$1,029,460
Ratio to average net assets of:
Expenses (c)	1.15% +	1.15%	1.15%	1.16%	1.17%
Net investment income	0.31% +	0.68%	0.65%	0.47%	0.29%
Portfolio turnover rate	91%	104%	165%	99%	70%

See Footnote Summary on page 96.

See Notes to Financial Statements.

84	Sanford C. Bernstein Fund, Inc.

	OVERLAY A PORTFOLIO

	CLASS 2
	YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11
Net asset value, beginning of period	$12.90	$11.94	$10.39	$10.96	$10.88

Income from investment operations:
Investment income, net†	0.06	0.11	0.10	0.07	0.06
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.42)	1.05	1.55	0.36	0.24
Contributions from Affiliates	0	0	0.00 (a)	0	0

Total from investment operations	(0.36)	1.16	1.65	0.43	0.30

Less dividends and distributions:
Dividends from net investment income	(0.18)	(0.20)	(0.10)	(0.13)	(0.06)
Distributions from net realized gain on investment transactions	(0.53)	0	0	(0.87)	(0.16)

Total dividends and distributions	(0.71)	(0.20)	(0.10)	(1.00)	(0.22)

Net asset value, end of period	$11.83	$12.90	$11.94	$10.39	$10.96

Total return^ (b)	(2.78)%	9.82%	15.99%	4.26%	2.72%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$344,343	$367,259	$313,421	$238,054	$215,163
Average net assets (000 omitted)	$390,069	$352,881	$259,853	$238,644	$168,369
Ratio to average net assets of:
Expenses (c)	0.95% +	0.95%	0.95%	0.96%	0.97%
Net investment income	0.51% +	0.88%	0.86%	0.66%	0.51%
Portfolio turnover rate	91%	104%	165%	99%	70%

See Footnote Summary on page 96.

See Notes to Financial Statements.

2015 Annual Report	85

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-AWARE OVERLAY A PORTFOLIO

	CLASS 1
	YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11
Net asset value, beginning of period	$13.64	$12.40	$10.57	$10.75	$10.74

Income from investment operations:
Investment income, net†	0.05	0.08	0.05	0.04	0.03
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.41)	1.24	1.82	0.21	0.12
Contributions from Affiliates	0	0	0.00 (a)	0	0.00 (a)

Total from investment operations	(0.36)	1.32	1.87	0.25	0.15

Less dividends and distributions:
Dividends from net investment income	(0.08)	(0.08)	(0.04)	(0.02)	0
Distributions from net realized gain on investment transactions	(0.68)	0	0	(0.41)	(0.14)

Total dividends and distributions	(0.76)	(0.08)	(0.04)	(0.43)	(0.14)

Net asset value, end of period	$12.52	$13.64	$12.40	$10.57	$10.75

Total return^ (b)	(2.60)%	10.63%	17.74%	2.38%	1.33%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$3,057,052	$3,003,685	$2,609,140	$2,183,824	$2,039,576
Average net assets (000 omitted)	$3,177,411	$2,867,927	$2,355,106	$2,171,291	$1,888,892
Ratio to average net assets of:
Expenses (c)	1.13% +	1.13%	1.13%	1.14%	1.14%
Net investment income	0.35% +	0.58%	0.48%	0.42%	0.24%
Portfolio turnover rate	91%	102%	150%	86%	71%

See Footnote Summary on page 96.

See Notes to Financial Statements.

86	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY A PORTFOLIO

	CLASS 2
	YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11
Net asset value, beginning of period	$13.68	$12.43	$10.60	$10.78	$10.76

Income from investment operations:
Investment income, net†	0.07	0.10	0.08	0.07	0.05
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.40)	1.25	1.81	0.20	0.12
Contributions from Affiliates	0	0	0.00 (a)	0	0.00 (a)

Total from investment operations	(0.33)	1.35	1.89	0.27	0.17

Less dividends and distributions:
Dividends from net investment income	(0.12)	(0.10)	(0.06)	(0.04)	(0.01)
Distributions from net realized gain on investment transactions	(0.68)	0	0	(0.41)	(0.14)

Total dividends and distributions	(0.80)	(0.10)	(0.06)	(0.45)	(0.15)

Net asset value, end of period	$12.55	$13.68	$12.43	$10.60	$10.78

Total return^ (b)	(2.42)%	10.88%	17.94%	2.57%	1.51%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$921,095	$909,475	$792,791	$648,996	$607,676
Average net assets (000 omitted)	$949,274	$861,528	$701,320	$653,109	$531,588
Ratio to average net assets of:
Expenses (c)	0.93% +	0.93%	0.93%	0.94%	0.95%
Net investment income	0.55% +	0.78%	0.68%	0.62%	0.45%
Portfolio turnover rate	91%	102%	150%	86%	71%

See Footnote Summary on page 96.

See Notes to Financial Statements.

2015 Annual Report	87

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	OVERLAY B PORTFOLIO

	CLASS 1
	YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11
Net asset value, beginning of period	$10.84	$11.13	$10.98	$10.75	$10.83

Income from investment operations:
Investment income, net†	0.09	0.09	0.06	0.07	0.11
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.22)	0.57	0.41	0.50	0.17
Contributions from Affiliates	0	0	0.00 (a)	0	0

Total from investment operations	(0.13)	0.66	0.47	0.57	0.28

Less dividends and distributions:
Dividends from net investment income	(0.29)	(0.30)	(0.14)	(0.25)	(0.08)
Distributions from net realized gain on investment transactions	(0.20)	(0.65)	(0.18)	(0.09)	(0.28)

Total dividends and distributions	(0.49)	(0.95)	(0.32)	(0.34)	(0.36)

Net asset value, end of period	$10.22	$10.84	$11.13	$10.98	$10.75

Total return^ (b)	(1.20)%	6.37%	4.40%	5.39%	2.66%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$900,438	$918,955	$845,566	$861,886	$780,228
Average net assets (000 omitted)	$911,500	$880,703	$859,978	$841,055	$711,857
Ratio to average net assets of:
Expenses	0.87% +	0.86%	0.86%	0.87%	0.87%
Net investment income	0.84% +	0.83%	0.53%	0.68%	1.02%
Portfolio turnover rate	226%	93%	138%	111%	98%

See Footnote Summary on page 96.

See Notes to Financial Statements.

88	Sanford C. Bernstein Fund, Inc.

	OVERLAY B PORTFOLIO

	CLASS 2
	YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11
Net asset value, beginning of period	$10.85	$11.13	$10.99	$10.76	$10.83

Income from investment operations:
Investment income, net†	0.11	0.10	0.07	0.09	0.13
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.23)	0.59	0.41	0.49	0.17
Contributions from Affiliates	0	0	0.00 (a)	0	0

Total from investment operations	(0.12)	0.69	0.48	0.58	0.30

Less dividends and distributions:
Dividends from net investment income	(0.30)	(0.32)	(0.16)	(0.26)	(0.09)
Distributions from net realized gain on investment transactions	(0.20)	(0.65)	(0.18)	(0.09)	(0.28)

Total dividends and distributions	(0.50)	(0.97)	(0.34)	(0.35)	(0.37)

Net asset value, end of period	$10.23	$10.85	$11.13	$10.99	$10.76

Total return^ (b)	(1.08)%	6.64%	4.55%	5.53%	2.85%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$227,368	$200,096	$187,416	$201,385	$145,789
Average net assets (000 omitted)	$199,315	$195,463	$184,611	$178,148	$127,585
Ratio to average net assets of:
Expenses	0.72% +	0.71%	0.71%	0.72%	0.73%
Net investment income	1.03% +	0.98%	0.67%	0.82%	1.18%
Portfolio turnover rate	226%	93%	138%	111%	98%

See Footnote Summary on page 96.

See Notes to Financial Statements.

2015 Annual Report	89

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-AWARE OVERLAY B PORTFOLIO

	CLASS 1
	YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11
Net asset value, beginning of period	$11.11	$11.37	$11.01	$10.55	$10.62

Income from investment operations:
Investment income, net†	0.14	0.13	0.12	0.10	0.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.22)	0.55	0.42	0.49	0.20

Total from investment operations	(0.08)	0.68	0.54	0.59	0.28

Less dividends and distributions:
Dividends from net investment income	(0.09)	(0.19)	(0.11)	(0.08)	(0.03)
Distributions from net realized gain on investment transactions	(0.13)	(0.75)	(0.07)	(0.05)	(0.32)

Total dividends and distributions	(0.22)	(0.94)	(0.18)	(0.13)	(0.35)

Net asset value, end of period	$10.81	$11.11	$11.37	$11.01	$10.55

Total return^ (b)	(0.69)%	6.24%	4.96%	5.60%	2.61%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,216,063	$1,239,990	$1,147,060	$1,143,322	$1,033,989
Average net assets (000 omitted)	$1,234,170	$1,197,761	$1,138,909	$1,117,359	$878,207
Ratio to average net assets of:
Expenses	0.84% +	0.84%	0.84%	0.84%	0.86%
Net investment income	1.29% +	1.14%	1.07%	0.91%	0.71%
Portfolio turnover rate	39%	21%	67%	21%	15%

See Footnote Summary on page 96.

See Notes to Financial Statements.

90	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY B PORTFOLIO

	CLASS 2
	YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11
Net asset value, beginning of period	$11.13	$11.40	$11.03	$10.57	$10.63

Income from investment operations:
Investment income, net†	0.16	0.14	0.14	0.12	0.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.22)	0.55	0.42	0.48	0.20

Total from investment operations	(0.06)	0.69	0.56	0.60	0.29

Less dividends and distributions:
Dividends from net investment income	(0.11)	(0.21)	(0.12)	(0.09)	(0.03)
Distributions from net realized gain on investment transactions	(0.13)	(0.75)	(0.07)	(0.05)	(0.32)

Total dividends and distributions	(0.24)	(0.96)	(0.19)	(0.14)	(0.35)

Net asset value, end of period	$10.83	$11.13	$11.40	$11.03	$10.57

Total return^ (b)	(0.58)%	6.35%	5.17%	5.73%	2.80%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$547,236	$565,264	$503,579	$568,815	$526,880
Average net assets (000 omitted)	$546,048	$525,543	$520,827	$558,652	$443,050
Ratio to average net assets of:
Expenses	0.69% +	0.69%	0.69%	0.69%	0.71%
Net investment income	1.44% +	1.30%	1.22%	1.06%	0.86%
Portfolio turnover rate	39%	21%	67%	21%	15%

See Footnote Summary on page 96.

See Notes to Financial Statements.

2015 Annual Report	91

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-AWARE OVERLAY C PORTFOLIO

	CLASS 1
	YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11
Net asset value, beginning of period	$11.09	$11.33	$10.98	$10.50	$10.66

Income from investment operations:
Investment income, net†	0.12	0.09	0.09	0.09	0.07
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.20)	0.58	0.41	0.50	0.15

Total from investment operations	(0.08)	0.67	0.50	0.59	0.22

Less dividends and distributions:
Dividends from net investment income	(0.06)	(0.15)	(0.09)	(0.07)	(0.02)
Distributions from net realized gain on investment transactions	(0.15)	(0.76)	(0.06)	(0.04)	(0.36)

Total dividends and distributions	(0.21)	(0.91)	(0.15)	(0.11)	(0.38)

Net asset value, end of period	$10.80	$11.09	$11.33	$10.98	$10.50

Total return^ (b)	(0.72)%	6.25%	4.65%	5.67%	2.13%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$331,496	$328,626	$291,548	$272,315	$243,235
Average net assets (000 omitted)	$335,669	$312,283	$283,838	$262,729	$219,646
Ratio to average net assets of:
Expenses	0.88% +	0.88%	0.88%	0.89%	0.89%
Net investment income	1.10% +	0.83%	0.81%	0.83%	0.62%
Portfolio turnover rate	42%	29%	82%	19%	13%

See Footnote Summary on page 96.

See Notes to Financial Statements.

92	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY C PORTFOLIO

	CLASS 2
	YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11
Net asset value, beginning of period	$11.11	$11.35	$10.99	$10.51	$10.67

Income from investment operations:
Investment income, net†	0.14	0.11	0.11	0.11	0.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.21)	0.58	0.42	0.50	0.15

Total from investment operations	(0.07)	0.69	0.53	0.61	0.23

Less dividends and distributions:
Dividends from net investment income	(0.07)	(0.17)	(0.11)	(0.09)	(0.03)
Distributions from net realized gain on investment transactions	(0.15)	(0.76)	(0.06)	(0.04)	(0.36)

Total dividends and distributions	(0.22)	(0.93)	(0.17)	(0.13)	(0.39)

Net asset value, end of period	$10.82	$11.11	$11.35	$10.99	$10.51

Total return^ (b)	(0.61)%	6.44%	4.86%	5.81%	2.21%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$173,955	$177,331	$186,108	$160,947	$151,838
Average net assets (000 omitted)	$180,717	$186,833	$174,348	$162,199	$100,484
Ratio to average net assets of:
Expenses	0.73% +	0.73%	0.73%	0.74%	0.74%
Net investment income	1.25% +	0.97%	0.95%	0.98%	0.79%
Portfolio turnover rate	42%	29%	82%	19%	13%

See Footnote Summary on page 96.

See Notes to Financial Statements.

2015 Annual Report	93

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-AWARE OVERLAY N PORTFOLIO

	CLASS 1
	YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11
Net asset value, beginning of period	$11.03	$11.25	$10.91	$10.47	$10.63

Income from investment operations:
Investment income, net†	0.13	0.11	0.09	0.08	0.06 (d)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.22)	0.58	0.41	0.48	0.17

Total from investment operations	(0.09)	0.69	0.50	0.56	0.23

Less dividends and distributions:
Dividends from net investment income	(0.08)	(0.16)	(0.08)	(0.07)	(0.02)
Distributions from net realized gain on investment transactions	(0.14)	(0.75)	(0.08)	(0.05)	(0.37)

Total dividends and distributions	(0.22)	(0.91)	(0.16)	(0.12)	(0.39)

Net asset value, end of period	$10.72	$11.03	$11.25	$10.91	$10.47

Total return^ (b)	(0.77)%	6.51%	4.67%	5.37%	2.20%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$340,002	$337,663	$311,105	$314,941	$290,436
Average net assets (000 omitted)	$343,951	$323,433	$308,859	$309,928	$250,755
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.89% +	0.90%	0.89%	0.89%	0.90%
Expenses, before waivers/reimbursement	0.89% +	0.90%	0.89%	0.89%	0.91%
Net investment income	1.22% +	1.03%	0.85%	0.75%	0.59% (d)
Portfolio turnover rate	41%	31%	72%	29%	14%
See Footnote Summary on page 96.

See Notes to Financial Statements.

94	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY N PORTFOLIO

	CLASS 2
	YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11
Net asset value, beginning of period	$11.05	$11.28	$10.93	$10.49	$10.64

Income from investment operations:
Investment income, net†	0.15	0.13	0.11	0.10	0.08 (d)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.21)	0.57	0.42	0.47	0.17

Total from investment operations	(0.06)	0.70	0.53	0.57	0.25

Less dividends and distributions:
Dividends from net investment income	(0.10)	(0.18)	(0.10)	(0.08)	(0.03)
Distributions from net realized gain on investment transactions	(0.14)	(0.75)	(0.08)	(0.05)	(0.37)

Total dividends and distributions	(0.24)	(0.93)	(0.18)	(0.13)	(0.40)

Net asset value, end of period	$10.75	$11.05	$11.28	$10.93	$10.49

Total return^ (b)	(0.57)%	6.62%	4.87%	5.50%	2.38%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$64,025	$61,071	$56,146	$61,587	$47,730
Average net assets (000 omitted)	$60,880	$60,453	$58,420	$57,931	$41,437
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.74% +	0.75%	0.74%	0.74%	0.75%
Expenses, before waivers/reimbursement	0.74% +	0.75%	0.74%	0.74%	0.76%
Net investment income	1.37% +	1.17%	1.00%	0.90%	0.73% (d)
Portfolio turnover rate	41%	31%	72%	29%	14%

See Footnote Summary on page 96.

See Notes to Financial Statements.

2015 Annual Report	95

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

†	Based on average shares outstanding.
^	The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.
+	The ratio includes expenses attributable to costs of proxy solicitation.
(a)	Amount is less than $.005.
(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
(c)	The expense ratios presented below exclude interest expense:

	YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11
Overlay A Portfolio
Class 1
Expenses	N/A	1.15%	N/A	N/A	N/A
Class 2
Expenses	N/A	0.95%	N/A	N/A	N/A
Tax-Aware Overlay A Portfolio
Class 1
Expenses	N/A	1.13%	N/A	N/A	N/A
Class 2
Expenses	N/A	0.93%	N/A	N/A	N/A

(d)	Net of fees waived/reimbursed by the Adviser.

See Notes to Financial Statements.

96	Sanford C. Bernstein Fund, Inc.

Notes to Financial Statements

NOTE 1.	Organization and Significant Accounting Policies

Sanford C. Bernstein Fund, Inc. (the “Fund”) is a managed open-end registered investment company, incorporated in Maryland on May 4, 1988. The Fund operates as a series company currently comprised of 18 portfolios (hereafter collectively referred to as the “Portfolios” and individually the “Portfolio”) with the following share classes offered:

INTERNATIONAL EQUITY PORTFOLIOS	SHARE CLASSES OFFERED
International	International Class, Class A, Class B and Class C
Tax-Managed International	Tax-Managed International Class, Class A, Class B and Class C
Emerging Markets	Emerging Markets Class

FIXED INCOME MUNICIPAL PORTFOLIOS
Short Duration New York Municipal	Short Duration New York Municipal Class
Short Duration California Municipal	Short Duration California Municipal Class
Short Duration Diversified Municipal	Short Duration Diversified Municipal Class

INTERMEDIATE MUNICIPAL PORTFOLIOS
New York Municipal	Municipal Class, Class A, Class B and Class C
California Municipal	Municipal Class, Class A, Class B and Class C
Diversified Municipal	Municipal Class, Class A, Class B, Class C and Advisor Class

FIXED INCOME TAXABLE PORTFOLIOS
U.S. Government Short Duration	U.S. Government Short Duration Class
Short Duration Plus	Short Duration Plus Class, Class A, Class B and Class C
Intermediate Duration	Intermediate Duration Class

OVERLAY PORTFOLIOS
Overlay A	Class 1 and Class 2
Tax-Aware Overlay A	Class 1 and Class 2
Overlay B	Class 1 and Class 2
Tax-Aware Overlay B	Class 1 and Class 2
Tax-Aware Overlay C	Class 1 and Class 2
Tax-Aware Overlay N	Class 1 and Class 2

Each Portfolio has its own investment objectives. On September 17, 2015, the Board of Directors approved the creation of Class Z share for the International, Tax-Managed International and Emerging Markets Portfolios. This report relates only to the Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios. Each class of shares has identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

A.	Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc.

2015 Annual Report	97

Notes to Financial Statements (continued)

(“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B.	Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

98	Sanford C. Bernstein Fund, Inc.

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are: the value of collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of September 30, 2015:

OVERLAY A PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks:
Information Technology	$207,719,322	$31,203,073	$0	$238,922,395
Consumer Discretionary	159,525,925	49,272,346	0	208,798,271
Financials	116,038,406	63,934,023	34,440	180,006,869

2015 Annual Report	99

Notes to Financial Statements (continued)

OVERLAY A PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Health Care	$130,462,748	$25,730,590	$0	$156,193,338
Industrials	88,664,880	43,507,615	0	132,172,495
Consumer Staples	90,023,446	27,824,450	0	117,847,896
Materials	41,725,704	12,949,696	0	54,675,400
Energy	28,495,503	10,319,826	0	38,815,329
Utilities	21,351,025	5,743,996	0	27,095,021
Telecommunication Services	1,347,185	20,453,954	0	21,801,139
Investment Companies	145,581,370	0	0	145,581,370
Warrants	910	52,784	0	53,694
Short-Term Investments:
Investment Companies	549,772,922	0	0	549,772,922
U.S. Treasury Bills	0	3,998,639	0	3,998,639
Total Investments in Securities	1,580,709,346	294,990,992	34,440	1,875,734,778
Other Financial Instruments*:
Assets:
Futures	4,209,683	1,963,336	0	6,173,019	#
Forward Currency Exchange Contracts	0	6,054,466	0	6,054,466
Liabilities:
Futures	(2,948,816)	(2,351,226)	0	(5,300,042	)#
Forward Currency Exchange Contracts	0	(3,879,492)	0	(3,879,492)
Total+	$1,581,970,213	$296,778,076	$34,440	$1,878,782,729

TAX-AWARE OVERLAY A PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks:
Information Technology	$476,295,378	$64,996,268	$0	$541,291,646
Consumer Discretionary	363,984,295	100,362,638	0	464,346,933
Financials	265,855,787	133,128,475	71,244	399,055,506
Health Care	283,458,787	52,708,655	0	336,167,442
Industrials	199,828,611	89,702,706	0	289,531,317
Consumer Staples	193,547,795	58,462,227	0	252,010,022
Materials	93,328,639	26,879,305	0	120,207,944
Energy	66,802,400	19,533,167	0	86,335,567
Utilities	41,908,623	11,966,392	0	53,875,015
Telecommunication Services	2,810,386	42,170,066	0	44,980,452
Investment Companies	277,986,380	0	0	277,986,380
Warrants	1,931	134,186	0	136,117
Short-Term Investments:
Investment Companies	1,107,495,907	0	0	1,107,495,907
U.S. Treasury Bills	0	1,499,930	0	1,499,930
Total Investments in Securities	3,373,304,919	601,544,015	71,244	3,974,920,178
Other Financial Instruments*:
Assets:
Futures	10,984,828	3,922,754	0	14,907,582	#
Forward Currency Exchange Contracts	0	12,898,712	0	12,898,712

100	Sanford C. Bernstein Fund, Inc.

TAX-AWARE OVERLAY A PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Liabilities:
Futures	$(967,560)	$(5,018,537)	$0	$(5,986,097	)#
Forward Currency Exchange Contracts	0	(8,411,435)	0	(8,411,435)
Total+	$3,383,322,187	$604,935,509	$71,244	$3,988,328,940

OVERLAY B PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Governments—Treasuries	$0	$229,258,190	$0	$229,258,190
Corporates—Investment Grade	0	164,423,980	0	164,423,980
Investment Companies	112,005,841	0	0	112,005,841
Inflation-Linked Securities	0	103,732,368	0	103,732,368
Mortgage Pass-Throughs	0	82,660,860	0	82,660,860
Asset-Backed Securities	0	49,491,521	7,880,940	57,372,461
Commercial Mortgage-Backed Securities	0	32,041,076	13,123,806	45,164,882
Collateralized Mortgage Obligations	0	2,021,787	27,399,021	29,420,808
Corporates—Non-Investment Grade	0	14,926,471	0	14,926,471
Covered Bonds	0	10,812,642	0	10,812,642
Quasi-Sovereigns	0	6,880,795	0	6,880,795
Governments—Sovereign Agencies	0	6,329,502	0	6,329,502
Agencies	0	5,970,781	0	5,970,781
Local Governments—Provincial Bonds	0	2,109,913	0	2,109,913
Governments—Sovereign Bonds	0	1,209,358	0	1,209,358
Options Purchased—Calls	0	3,105	0	3,105
Short-Term Investments:
Investment Companies	234,308,339	0	0	234,308,339
U.S. Treasury Bills	0	29,228,922	0	29,228,922
Total Investments in Securities	346,314,180	741,101,271	48,403,767	1,135,819,218
Other Financial Instruments*:
Assets:
Futures	369,127	57,713	0	426,840	#
Forward Currency Exchange Contracts	0	3,381,134	0	3,381,134
Centrally Cleared Interest Rate Swaps	0	533,730	0	533,730	#
Credit Default Swaps	0	216,237	0	216,237
Inflation (CPI) Swaps	0	41,375	0	41,375
Liabilities:
Futures	(2,096,744)	(813,459)	0	(2,910,203	)#
Forward Currency Exchange Contracts	0	(1,358,943)	0	(1,358,943)
Credit Default Swaptions Written	0	(36,591)	0	(36,591)
Centrally Cleared Credit Default Swaps	0	(11,483)	0	(11,483	)#
Centrally Cleared Interest Rate Swaps	0	(1,100,554)	0	(1,100,554	)#
Inflation (CPI) Swaps	0	(281,793)	0	(281,793)
Total Return Swaps	0	(2,218,093)	0	(2,218,093)
Total^	$344,586,563	$739,510,544	$48,403,767	$1,132,500,874

2015 Annual Report	101

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY B PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Long-Term Municipal Bonds	$0	$1,184,701,964	$23,170,391	$1,207,872,355
Investment Companies	119,898,675	0	0	119,898,675
Corporates—Investment Grade	0	20,983,997	0	20,983,997
Short-Term Investments:
Investment Companies	399,441,680	0	0	399,441,680
U.S. Treasury Bills	0	19,995,328	0	19,995,328
Total Investments in Securities	519,340,355	1,225,681,289	23,170,391	1,768,192,035
Other Financial Instruments*:
Assets:
Futures	2,121,371	95,165	0	2,216,536 #
Forward Currency Exchange Contracts	0	1,641,705	0	1,641,705
Liabilities:
Futures	(35,081)	(1,222,870)	0	(1,257,951)#
Forward Currency Exchange Contracts	0	(1,122,020)	0	(1,122,020)
Inflation (CPI) Swaps	0	(8,296,225)	0	(8,296,225)
Total Return Swaps	0	(2,696,055)	0	(2,696,055)
Total^	$521,426,645	$1,214,080,989	$23,170,391	$1,758,678,025

TAX-AWARE OVERLAY C PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Long-Term Municipal Bonds	$0	$339,059,395	$6,511,077	$345,570,472
Investment Companies	32,719,673	0	0	32,719,673
Corporates—Investment Grade	0	7,731,969	0	7,731,969
Short-Term Investments:
Investment Companies	109,991,701	0	0	109,991,701
U.S. Treasury Bills	0	5,098,679	0	5,098,679
Total Investments in Securities	142,711,374	351,890,043	6,511,077	501,112,494
Other Financial Instruments*:
Assets:
Futures	576,117	25,787	0	601,904 #
Forward Currency Exchange Contracts	0	404,047	0	404,047
Liabilities:
Futures	(13)	(383,817)	0	(383,830)#
Forward Currency Exchange Contracts	0	(304,563)	0	(304,563)
Inflation (CPI) Swaps	0	(2,426,935)	0	(2,426,935)
Total Return Swaps	0	(770,210)	0	(770,210)
Total^	$143,287,478	$348,434,352	$6,511,077	$498,232,907

TAX-AWARE OVERLAY N PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Long-Term Municipal Bonds	$0	$268,604,845	$5,547,010	$274,151,855
Investment Companies	26,453,180	0	0	26,453,180

102	Sanford C. Bernstein Fund, Inc.

TAX-AWARE OVERLAY N PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Corporates—Investment Grade	$0	$5,274,648	$0	$5,274,648
Short-Term Investments:
Investment Companies	87,325,585	0	0	87,325,585
U.S. Treasury Bills	0	3,998,970	0	3,998,970
Total Investments in Securities	113,778,765	277,878,463	5,547,010	397,204,238
Other Financial Instruments*:
Assets:
Futures	481,077	22,103	0	503,180 #
Forward Currency Exchange Contracts	0	337,692	0	337,692
Liabilities:
Futures	(5)	(281,413)	0	(281,418)#
Forward Currency Exchange Contracts	0	(258,570)	0	(258,570)
Inflation (CPI) Swaps	0	(1,865,862)	0	(1,865,862)
Total Return Swaps	0	(607,767)	0	(607,767)
Total^	$114,259,837	$275,224,646	$5,547,010	$395,031,493

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument. Other financial instruments may also include swaptions written which are valued at market value.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

+	There were de minimis transfers under 1% between Level 1 and Level 2 during the reporting period.

^	There were no transfers between any levels during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

OVERLAY A PORTFOLIO	COMMON STOCKS	TOTAL
Balance as of 9/30/14	$139,248	$139,248
Accrued discounts/(premiums)	0	0
Realized gain (loss)	(5,264)	(5,264)
Change in unrealized appreciation/depreciation	(47,677)	(47,677)
Purchases	52,372	52,372
Sales	(128,326)	(128,326)
Transfers in to Level 3	24,087	24,087
Transfers out of Level 3	0	0

Balance as of 9/30/15	$34,440	$34,440 +

Net change in unrealized appreciation/depreciation from investments held as of 9/30/15*	$(42,019)	$(42,019)

2015 Annual Report	103

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY A PORTFOLIO	COMMON STOCKS	TOTAL
Balance as of 9/30/14	$354,313	$354,313
Accrued discounts/(premiums)	0	0
Realized gain (loss)	(6,893)	(6,893)
Change in unrealized appreciation/depreciation	(103,665)	(103,665)
Purchases	96,484	96,484
Sales	(330,550)	(330,550)
Transfers in to Level 3	61,555	61,555
Transfers out of Level 3	0	0

Balance as of 9/30/15	$71,244	$71,244 +

Net change in unrealized appreciation/depreciation from investments held as of 9/30/15*	$(86,795)	$(86,795)

OVERLAY B PORTFOLIO	ASSET- BACKED SECURITIES	COMMERCIAL MORTGAGE-BACKED SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS
Balance as of 9/30/14	$0	$2,832,949	$11,188,339
Accrued discounts/(premiums)	(574)	(24,395)	15,862
Realized gain (loss)	0	(4,019)	(123,756)
Change in unrealized appreciation/depreciation	34,890	(315,896)	46,409
Purchases/Payups	7,846,624	10,665,920	25,659,030
Sales/Paydowns	0	(30,753)	(9,386,863)
Transfers in to Level 3	0	0	0
Transfers out of Level 3	0	0	0

Balance as of 9/30/15	$7,880,940	$13,123,806	$27,399,021

Net change in unrealized appreciation/depreciation from investments held as of 9/30/15*	$34,890	$(315,896)	$46,409

	TOTAL
Balance as of 9/30/14	$14,021,288
Accrued discounts/(premiums)	(9,107)
Realized gain (loss)	(127,775)
Change in unrealized appreciation/depreciation	(234,597)
Purchases/Payups	44,171,574
Sales/Paydowns	(9,417,616)
Transfers in to Level 3	0
Transfers out of Level 3	0

Balance as of 9/30/15	$48,403,767

Net change in unrealized appreciation/depreciation from investments held as of 9/30/15*	$(234,597)

TAX-AWARE OVERLAY B PORTFOLIO	LONG-TERM MUNICIPAL BONDS	TOTAL
Balance as of 9/30/14	$1,535,738	$1,535,738
Accrued discounts/(premiums)	(51,157)	(51,157)
Realized gain (loss)	1,374	1,374
Change in unrealized appreciation/depreciation	1,694,830	1,694,830
Purchases	20,464,606	20,464,606
Sales	(475,000)	(475,000)

104	Sanford C. Bernstein Fund, Inc.

TAX-AWARE OVERLAY B PORTFOLIO	LONG-TERM MUNICIPAL BONDS	TOTAL
Transfers in to Level 3	$0	$0
Transfers out of Level 3	0	0

Balance as of 9/30/15	$23,170,391	$23,170,391

Net change in unrealized appreciation/depreciation from investments held as of 9/30/15*	$1,654,078	$1,654,078

TAX-AWARE OVERLAY C PORTFOLIO	LONG-TERM MUNICIPAL BONDS	TOTAL
Balance as of 9/30/14	$853,375	$853,375
Accrued discounts/(premiums)	(11,423)	(11,423)
Realized gain (loss)	333	333
Change in unrealized appreciation/depreciation	178,267	178,267
Purchases	5,605,525	5,605,525
Sales	(115,000)	(115,000)
Transfers in to Level 3	0	0
Transfers out of Level 3	0	0

Balance as of 9/30/15	$6,511,077	$6,511,077

Net change in unrealized appreciation/depreciation from investments held as of 9/30/15*	$168,402	$168,402

TAX-AWARE OVERLAY N PORTFOLIO	LONG-TERM MUNICIPAL BONDS	TOTAL
Balance as of 9/30/14	$5,280,423	$5,280,423
Accrued discounts/(premiums)	(64,110)	(64,110)
Realized gain (loss)	0	0
Change in unrealized appreciation/depreciation	(4,672)	(4,672)
Purchases	4,290,369	4,290,369
Sales	(3,955,000)	(3,955,000)
Transfers in to Level 3	0	0
Transfers out of Level 3	0	0

Balance as of 9/30/15	$5,547,010	$5,547,010

Net change in unrealized appreciation/depreciation from investments held as of 9/30/15*	$(4,391)	$(4,391)

+	There were de minimis transfers under 1% of net assets during the reporting period.

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

As of September 30, 2015 all Level 3 securities were priced by third party vendors, which approximates fair value.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolios. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated),

2015 Annual Report	105

Notes to Financial Statements (continued)

and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

C.	Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices of equity securities sold during the year. The Fund does isolate the effect of changes in foreign exchange rates from changes in market prices of debt securities sold during the year, as required by the Internal Revenue Code.

The Portfolios may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D.	Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on, management’s understanding of applicable local tax law.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. As of September 30, 2015, the Portfolios did not have any unrecognized tax benefits.

106	Sanford C. Bernstein Fund, Inc.

E.	Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

F.	Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G.	Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

H.	Distribution of Income and Gains

Dividends from net investment income, if any, will be paid to shareholders at least once a year.

Distributions of net realized gains, less any available loss carryforwards, if any, for all the Portfolios will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

Permanent differences have no effect on net assets. The effects of such permanent differences on each Portfolio—due to reclassifications of foreign currency, foreign capital gains tax and paydown gains (losses), the tax treatment of passive foreign investment companies (PFICs) and swaps, the redesignation of dividends, the tax treatment of partnerships and Treasury inflation-protected securities, the disallowance of a net operating loss, the tax treatment of swap clearing fees, and the utilization of earnings and profits distributed to shareholders on redemption of shares—are reflected as adjustments to the components of capital as of September 30, 2015, as shown below:

PORTFOLIO	INCREASE (DECREASE) TO ADDITIONAL PAID-IN CAPITAL	INCREASE (DECREASE) TO UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	INCREASE (DECREASE) TO ACCUMULATED NET REALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Overlay A	$2,586,367	$424,065	$(3,010,432)
Tax-Aware Overlay A	7,664,080	3,671,396	(11,335,476)
Overlay B	(12,819,013)	7,967,992	4,851,021
Tax-Aware Overlay B	0	(507,636)	507,636
Tax-Aware Overlay C	0	(329,416)	329,416
Tax-Aware Overlay N	0	(188,678)	188,678

2015 Annual Report	107

Notes to Financial Statements (continued)

NOTE 2.	Investment Management and Transactions with Affiliated Persons

A.	Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

The Portfolios pay the Adviser an investment management fee at an annual rate of 0.90% for Overlay A and Tax-Aware Overlay A; 0.65% for Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N, of the average daily net assets of each Portfolio.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit the total portfolio operating expenses as a percentage of daily average net assets on an annual basis as follows:

PORTFOLIO	CLASS 1	CLASS 2
Overlay A	1.20%	1.00%
Tax-Aware Overlay A	1.20%	1.00%
Overlay B	.90%	.75%
Tax-Aware Overlay B	.90%	.75%
Tax-Aware Overlay C	.90%	.75%
Tax-Aware Overlay N	.90%	.75%

This fee waiver and/or expense limitation agreement will remain in effect until January 31, 2016 and then may be extended by the Adviser for additional one year terms. During the year ended September 30, 2015, there was no such reimbursement.

There is a new expense limitation agreement for the Overlay Portfolios pursuant to which the Adviser will waive its fees and reimburse the Portfolio expenses in an amount equal to the Overlay Portfolio’s share of all fees and expenses of other SCB Fund and Bernstein Fund Portfolios in which the Overlay Portfolio may invest. This agreement will extend for two years from the date the Overlay Portfolios first make such investment.

B.	Shareholder Servicing Fee

Under the Shareholder Servicing Agreement between the Sanford C. Bernstein Fund, Inc. and the Adviser, the Adviser pays expenses it incurs in providing shareholder servicing to the Fund, the Portfolios and individual shareholders. Such services include, but are not limited to, providing information to shareholders concerning their Sanford C. Bernstein Fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. Under the agreement, the fee paid by each Portfolio to the Adviser for services is 0.20 of 1%, annualized, of the average daily net assets of Class 1 Shares of Overlay A and Tax-Aware Overlay A Portfolios during the month, and 0.15 of 1%, annualized, of the average daily net assets of Class 1 Shares of Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios during the month.

C.	Distribution Arrangements

Under the Distribution Agreement between the Fund, on behalf of each Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell shares of the Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

108	Sanford C. Bernstein Fund, Inc.

D.	Investments in Affiliated Issuers

The Portfolios may invest in the AB Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolios’ transactions in shares of the Government STIF Portfolio for the year ended September 30, 2015 is as follows:

PORTFOLIO	MARKET VALUE SEPTEMBER 30, 2014 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	MARKET VALUE SEPTEMBER 30, 2015 (000)	DIVIDEND INCOME (000)
Overlay A	$174,869	$1,338,615	$963,711	$549,773	$459
Tax-Aware Overlay A	324,762	2,767,412	1,984,678	1,107,496	872
Overlay B	103,184	1,062,622	931,498	234,308	161
Tax-Aware Overlay B	142,565	1,033,313	776,436	399,442	172
Tax-Aware Overlay C	32,651	308,287	230,946	109,992	52
Tax-Aware Overlay N	30,888	241,645	185,207	87,326	44

The Portfolios may invest in the AB Pooling Portfolios—AB Multi-Asset Return Portfolio (“Multi-Asset Real Return Portfolio”), an open-end management investment company managed by the Adviser. A summary of the Portfolios’ transactions in shares of the Multi-Asset Real Return Portfolio for the year ended September 30, 2015 is as follows:

AB POOLING PORTFOLIO—AB MULTI-ASSET REAL RETURN PORTFOLIO
							DISTRIBUTIONS
PORTFOLIO	MARKET VALUE 09/30/14 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	REALIZED GAIN (LOSS) (000)	CHANGE IN UNREALIZED APPR./(DEPR.) (000)	MARKET VALUE 09/30/15 (000)	INCOME (000)	REALIZED GAINS (000)
Overlay A	$218,343	$41,812	$92,020	$(9,559)	$(35,520)	$123,056	$3,912	$0
Tax-Aware Overlay A	0	299,991	0	0	(70,877)	229,114	7,681	0
Overlay B	32,020	28,644	12,500	(1,145)	(10,135)	36,884	1,144	0
Tax-Aware Overlay B	0	0	0	0	0	0	0	0
Tax-Aware Overlay C	0	0	0	0	0	0	0	0
Tax-Aware Overlay N	0	0	0	0	0	0	0	0

Brokerage commissions paid on investment transactions and brokerage commissions paid to Sanford C. Bernstein & Co., LLC and Sanford C. Bernstein & Co., Ltd., affiliates of the Adviser, for the year ended September 30, 2015 were as follows:

PORTFOLIO	TOTAL COMMISSIONS	SANFORD C. BERNSTEIN & CO., LLC	SANFORD C. BERNSTEIN & CO., LTD.
Overlay A	$1,452,987	$0	$0
Tax-Aware Overlay A	3,006,386	0	0
Overlay B	90,598	0	0
Tax-Aware Overlay B	244,388	0	0
Tax-Aware Overlay C	71,619	0	0
Tax-Aware Overlay N	35,796	0	0

2015 Annual Report	109

Notes to Financial Statements (continued)

NOTE 3.	Investment Security Transactions

A.	Purchases and Sales

For the year ended September 30, 2015, the Portfolios had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

PORTFOLIO	PURCHASES EXCLUDING U.S. GOVERNMENT SECURITIES	PURCHASES OF U.S. GOVERNMENT SECURITIES	SALES EXCLUDING U.S. GOVERNMENT SECURITIES	SALES OF U.S. GOVERNMENT SECURITIES
Overlay A	$1,371,086,263	$0	$1,623,866,480	$0
Tax-Aware Overlay A	2,948,836,497	0	3,482,620,558	0
Overlay B	895,847,330	1,286,460,368	1,123,633,058	1,131,817,705
Tax-Aware Overlay B	607,700,102	0	856,475,563	0
Tax-Aware Overlay C	190,132,053	0	256,094,874	0
Tax-Aware Overlay N	145,196,603	0	192,180,646	0

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

		GROSS UNREALIZED		NET UNREALIZED APPRECIATION (DEPRECIATION)
PORTFOLIO	COST	APPRECIATION	(DEPRECIATION)
Overlay A	$1,829,982,074	$174,977,558	$(129,224,854)	$45,752,704
Tax-Aware Overlay A	3,726,429,154	456,419,763	(207,928,739)	248,491,024
Overlay B	1,165,994,150	6,766,976	(36,941,908)	(30,174,932)
Tax-Aware Overlay B	1,721,911,629	62,488,010	(16,207,604)	46,280,406
Tax-Aware Overlay C	491,017,704	13,546,483	(3,451,693)	10,094,790
Tax-Aware Overlay N	388,649,464	12,616,356	(4,061,582)	8,554,774

B.	Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures

Each Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolios may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time a Portfolio enters into futures, a Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and

110	Sanford C. Bernstein Fund, Inc.

variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Each Portfolio may enter into futures only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended September 30, 2015, the Portfolios held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

Each Portfolio may enter into foreign currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward contract with a term greater than one year. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Forward currency exchange contracts used to protect the Portfolios from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and other options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

Under certain circumstances, the Portfolios may commit a substantial portion or the entire value of their Portfolios to the consummation of these contracts. The Adviser will consider the effect that a substantial commitment of assets to forward contracts would have on the investment program of these Portfolios and the flexibility of the Portfolios to purchase additional securities.

During the year ended September 30, 2015, the Portfolios held foreign-currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, each Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, certain Portfolios may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolios on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage

2015 Annual Report	111

Notes to Financial Statements (continued)

commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

During the year ended September 30, 2015, the Portfolios held written options for hedging and non-hedging purposes.

During the year ended September 30, 2015, the Portfolio held purchased options for hedging and non-hedging purposes.

For the year ended September 30, 2015, the Portfolios had the following transactions in written options:

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Overlay A
Options written outstanding as of 9/30/14	0	$0
Options written	92,700	2,300,814
Options expired	0	0
Options bought back	(92,700)	(2,300,814)
Options exercised	0	0

Options written outstanding as of 9/30/15	0	$0

Tax-Aware Overlay A
Options written outstanding as of 9/30/14	0	$0
Options written	191,400	4,750,548
Options expired	0	0
Options bought back	(191,400)	(4,750,548)
Options exercised	0	0

Options written outstanding as of 9/30/15	0	$0

Overlay B
Options written outstanding as of 9/30/14	0	$0
Options written	49,600	1,231,072
Options expired	0	0
Options bought back	(49,600)	(1,231,072)
Options exercised	0	0

Options written outstanding as of 9/30/15	0	$0

	NOTIONAL AMOUNT	PREMIUMS RECEIVED
Swaptions written outstanding as of 9/30/14	0	$0
Swaptions written	3,250,000	33,784
Swaptions expired	0	0
Swaptions bought back	0	0
Swaptions exercised	0	0

Swaptions written outstanding as of 9/30/15	3,250,000	$33,784

112	Sanford C. Bernstein Fund, Inc.

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Tax-Aware Overlay B
Options written outstanding as of 9/30/14	0	$0
Options written	80,600	2,000,492
Options expired	0	0
Options bought back	(80,600)	(2,000,492)
Options exercised	0	0

Options written outstanding as of 9/30/15	0	$0

Tax-Aware Overlay C
Options written outstanding as of 9/30/14	0	$0
Options written	23,400	580,788
Options expired	0	0
Options bought back	(23,400)	(580,788)
Options exercised	0	0

Options written outstanding as of 9/30/15	0	$0

Tax-Aware Overlay N
Options written outstanding as of 9/30/14	0	$0
Options written	18,200	451,724
Options expired	0	0
Options bought back	(18,200)	(451,724)
Options exercised	0	0

Options written outstanding as of 9/30/15	0	$0

•	Swaps

The Portfolios may enter into swaps to hedge their exposure to interest rates, credit risk, equity markets, currencies or other underlying asset classes. The Portfolios may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolios or their counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received in connection with credit default swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight-line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

2015 Annual Report	113

Notes to Financial Statements (continued)

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended September 30, 2015, the Overlay B Portfolio, Tax-Aware Overlay B Portfolio, Tax-Aware Overlay C Portfolio, and Tax-Aware Overlay N Portfolio held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

During the year ended September 30, 2015, the Overlay B Portfolio, Tax-Aware Overlay B Portfolio, Tax-Aware Overlay C Portfolio, and Tax-Aware Overlay N Portfolio held inflation (CPI) swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Portfolios may enter into credit default swaps, including to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which they are not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

114	Sanford C. Bernstein Fund, Inc.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty. As of September 30, 2015, the Overlay B Portfolio did not have any Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sale Contracts outstanding.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

During the year ended September 30, 2015, the Overlay B Portfolio held credit default swaps for non-hedging purposes.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the schedule of investments. The implied spreads serve as an indicator of the current status of the payment/ performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

Total Return Swaps:

Each Portfolio may enter into total return swaps in order take a “long” or “short” position with respect to an underlying referenced asset. The Portfolio is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

During the year ended September 30, 2015, the Portfolios held total return swaps for hedging and non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

2015 Annual Report	115

Notes to Financial Statements (continued)

At September 30, 2015, the Portfolio had entered into the following derivatives:

OVERLAY A PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$848,954	*	Receivable/Payable for variation margin on exchange-traded derivatives	$2,845,859	*
Equity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	5,324,065	*	Receivable/Payable for variation margin on exchange-traded derivatives	2,454,183	*
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	6,054,466		Unrealized depreciation on forward currency exchange contracts	3,879,492
Total		$12,227,485			$9,179,534

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

The effect of derivative instruments on the statement of operations for the year ended September 30, 2015:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$1,316,957	$(3,078,726)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	8,152,963	376,600
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	15,096,112	(5,052,793)
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(23,505,352)	3,961,713
Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	2,073,699	0
Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	821,912	1,669,314
Total		$3,956,291	$(2,123,892)

116	Sanford C. Bernstein Fund, Inc.

At September 30, 2015, the Portfolio had entered into the following derivatives:

TAX-AWARE OVERLAY A PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$1,348,110	*	Receivable/Payable for variation margin on exchange-traded derivatives	$542,637	*
Equity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	13,559,472	*	Receivable/Payable for variation margin on exchange-traded derivatives	5,443,460	*
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	12,898,712		Unrealized depreciation on forward currency exchange contracts	8,411,435
Total		$27,806,294			$14,397,532

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

The effect of derivative instruments on the statement of operations for the year ended September 30, 2015:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$698,434	$622,681
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	6,588,793	3,041,635
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	30,221,936	(9,926,972)
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(48,539,479)	8,160,794
Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	4,281,618	0
Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	3,923,093	(2,964,739)
Total		$(2,825,605)	$(1,066,601)

2015 Annual Report	117

Notes to Financial Statements (continued)

At September 30, 2015, the Portfolio had entered into the following derivatives:

OVERLAY B PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$902,857	*	Receivable/Payable for variation margin on exchange-traded derivatives	$3,197,298	*
Credit contracts				Receivable/Payable for variation margin on exchange-traded derivatives	11,483	*
Equity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	57,713	*	Receivable/Payable for variation margin on exchange-traded derivatives	813,459	*
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	3,381,134		Unrealized depreciation on forward currency exchange contracts	1,358,943
Credit contracts	Investments in securities at value	3,105
Credit contracts				Swaptions written, at value	36,591
Interest rate contracts	Unrealized appreciation on inflation swaps	41,375		Unrealized depreciation on inflation swaps	281,793
Credit contracts	Unrealized appreciation on credit default swaps	216,237
Equity contracts				Unrealized depreciation on total return swaps	2,218,093
Total		$4,602,421			$7,917,660

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

The effect of derivative instruments on the statement of operations for the year ended September 30, 2015:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(3,724,365)	$(1,696,437)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	7,097,394	(1,102,287)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	4,700,813	(15,502,055)

118	Sanford C. Bernstein Fund, Inc.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Credit contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	$0	$(12,983)
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(6,496,745)	870,777
Credit contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	0	(2,807)
Credit contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	1,109,552	0
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	218,054	(807,242)
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(9,314)	204,754
Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(2,047,375)	(141,906)
Total		$848,014	$(18,190,186)

At September 30, 2015, the Portfolio had entered into the following derivatives:

TAX-AWARE OVERLAY B PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts				Receivable/Payable for variation margin on exchange-traded derivatives	$35,081	*
Equity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$2,216,536	*	Receivable/Payable for variation margin on exchange-traded derivatives	1,222,870	*
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	1,641,705		Unrealized depreciation on forward currency exchange contracts	1,122,020
Interest rate contracts				Unrealized depreciation on inflation swaps	8,296,225
Equity contracts				Unrealized depreciation on total return swaps	2,696,055
Total		$3,858,241			$13,372,251

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

2015 Annual Report	119

Notes to Financial Statements (continued)

The effect of derivative instruments on the statement of operations for the year ended September 30, 2015:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(3,830,666)	$(371,517)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	264,104	422,919
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	750,032	(319,260)
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(10,124,083)	1,380,343
Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	1,803,022	0
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(381)	(8,296,225)
Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(4,910,462)	(1,644,733)
Total		$(16,048,434)	$(8,828,473)

At September 30, 2015, the Portfolio had entered into the following derivatives:

TAX-AWARE OVERLAY C PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$1,501	*	Receivable/Payable for variation margin on exchange-traded derivatives	$13	*
Equity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	600,403	*	Receivable/Payable for variation margin on exchange-traded derivatives	383,817	*
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	404,047		Unrealized depreciation on forward currency exchange contracts	304,563

120	Sanford C. Bernstein Fund, Inc.

TAX-AWARE OVERLAY C PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts			Unrealized depreciation on inflation swaps	$2,426,935
Equity contracts			Unrealized depreciation on total return swaps	770,210
Total		$1,005,951		$3,885,538

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

The effect of derivative instruments on the statement of operations for the year ended September 30, 2015:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(1,191,591)	$(105,979)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	745,639	56,176
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	80,775	(50,632)
Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	523,458	0
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(576)	(2,426,935)
Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(1,317,368)	(433,100)
Total		$(1,159,663)	$(2,960,470)

At September 30, 2015, the Portfolio had entered into the following derivatives:

TAX-AWARE OVERLAY N PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$421	*	Receivable/Payable for variation margin on exchange-traded derivatives	$5	*

2015 Annual Report	121

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY N PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Equity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$502,759	*	Receivable/Payable for variation margin on exchange-traded derivatives	$281,413	*
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	337,692		Unrealized depreciation on forward currency exchange contracts	258,570
Interest rate contracts				Unrealized depreciation on inflation swaps	1,865,862
Equity contracts				Unrealized depreciation on total return swaps	607,767
Total		$840,872			$3,013,617

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

The effect of derivative instruments on the statement of operations for the year ended September 30, 2015:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(892,713)	$(83,604)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	530,440	93,908
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	207,881	(109,912)
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(2,351,562)	0
Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	407,134	0
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	0	(1,865,862)
Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(1,168,470)	(335,116)
Total		$(3,267,290)	$(2,300,586)

122	Sanford C. Bernstein Fund, Inc.

The following tables represent the average monthly volume of the Portfolio’s derivative transactions during the year ended September 30, 2015:

OVERLAY A PORTFOLIO
Futures:
Average original value of buy contracts	$368,662,346
Average original value of sale contracts	$204,325,459

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$209,914,400
Average principal amount of sale contracts	$335,756,905

Purchased Options:
Average monthly cost	$8,072,647	(a)

Total Return Swaps:
Average notional amount	$44,689,652	(b)
(a) Positions were open for five months during the year.
(b) Positions were open for seven months during the year.

TAX-AWARE OVERLAY A PORTFOLIO
Futures:
Average original value of buy contracts	$651,864,052
Average original value of sale contracts	$378,429,817

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$445,564,278
Average principal amount of sale contracts	$706,193,835

Purchased Options:
Average monthly cost	$16,688,972	(a)

Total Return Swaps:
Average notional amount	$73,940,277	(b)
(a) Positions were open for five months during the year.
(b) Positions were open for one month during the year.

OVERLAY B PORTFOLIO
Futures:
Average original value of buy contracts	$154,882,289
Average original value of sale contracts	$211,863,978

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$100,216,380
Average principal amount of sale contracts	$279,156,147

Purchased Options:
Average monthly cost	$1,854,887	(a)

Interest Rate Swaps:
Average notional amount	$18,057,774	(b)

Inflation Swaps:
Average notional amount	$13,098,333

2015 Annual Report	123

Notes to Financial Statements (continued)

OVERLAY B PORTFOLIO

Centrally Cleared Interest Rate Swaps:
Average notional amount	$60,405,050	(c)

Credit Default Swaps:
Average notional amount of buy contracts	$1,573,000	(d)
Average notional amount of sale contracts	$750,000	(c)

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$1,943,340	(e)
Average notional amount of sale contracts	$13,828,386

Total Return Swaps:
Average notional amount	$45,350,562
(a) Positions were open for six months during the year.
(b) Positions were open for three months during the year.
(c) Positions were open for eleven months during the year.
(d) Positions were open for four months during the year.
(e) Positions were open for one month during the year.

TAX-AWARE OVERLAY B PORTFOLIO
Futures:
Average original value of buy contracts	$138,090,971
Average original value of sale contracts	$92,021,647

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$68,622,315
Average principal amount of sale contracts	$64,125,499

Purchased Options:
Average monthly cost	$3,316,106	(a)

Inflation Swaps:
Average notional amount	$151,833,333

Total Return Swaps:
Average notional amount	$87,061,736
(a) Positions were open for five months during the year.

TAX-AWARE OVERLAY C PORTFOLIO
Futures:
Average original value of buy contracts	$41,434,808
Average original value of sale contracts	$24,428,972

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$19,933,001
Average principal amount of sale contracts	$17,760,944

Purchased Options:
Average monthly cost	$991,186	(a)

Inflation Swaps:
Average notional amount	$46,333,333

Total Return Swaps:
Average notional amount	$23,266,817
(a) Positions were open for five months during the year.

124	Sanford C. Bernstein Fund, Inc.

TAX-AWARE OVERLAY N PORTFOLIO
Futures:
Average original value of buy contracts	$31,477,774
Average original value of sale contracts	$18,708,501

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$15,233,696
Average principal amount of sale contracts	$14,561,856

Purchased Options:
Average monthly cost	$778,386	(a)

Inflation Swaps:
Average notional amount	$33,333,333

Total Return Swaps:
Average notional amount	$19,646,922
(a) Positions were open for five months during the year.

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following tables present the Portfolios’ derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Portfolio as of September 30, 2015:

OVERLAY A PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED	SECURITY COLLATERAL RECEIVED	NET AMOUNT OF DERIVATIVES ASSETS
OTC Derivatives:
Barclays Bank PLC	$96,489	$(96,489)	$0	$0	$0
BNP Paribas SA	2,550,109	(80,809)	0	0	2,469,300
Citibank	120,054	0	0	0	120,054
Credit Suisse International	26,324	(26,324)	0	0	0
Deutsche Bank AG	13,699	0	0	0	13,699
Goldman Sachs Bank USA	775,652	0	0	0	775,652
HSBC Bank USA	110,059	(7,073)	0	0	102,986
JPMorgan Chase Bank	53,758	(23,595)	0	0	30,163
Morgan Stanley & Co., Inc.	282,853	(256,475)	0	0	26,378
Royal Bank of Scotland PLC	134,779	(43,859)	0	0	90,920
Standard Chartered Bank	489,490	(413,065)	0	0	76,425
State Street Bank & Trust Co.	631,929	(14,114)	0	0	617,815
UBS AG	769,271	(513,112)	0	0	256,159

Total	$6,054,466	$(1,474,915)	$0	$0	$4,579,551	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVES LIABILITIES
Exchange-Traded Derivatives:
Goldman Sachs & Co.**	$3,584,423	$0	$0	$(3,584,423)	$0

Total	$3,584,423	$0	$0	$(3,584,423)	$0

2015 Annual Report	125

Notes to Financial Statements (continued)

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVES LIABILITIES
OTC Derivatives:
Barclays Bank PLC	$961,605	$(96,489)	$0	$0	$865,116
BNP Paribas SA	80,809	(80,809)	0	0	0
Brown Brothers Harriman & Co.	84,178	0	0	0	84,178
Credit Suisse International	1,477,189	(26,324)	0	0	1,450,865
HSBC Bank USA	7,073	(7,073)	0	0	0
JPMorgan Chase Bank	23,595	(23,595)	0	0	0
Morgan Stanley & Co., Inc.	256,475	(256,475)	0	0	0
Royal Bank of Scotland PLC	43,859	(43,859)	0	0	0
Societe Generale	4,418	0	0	0	4,418
Standard Chartered Bank	413,065	(413,065)	0	0	0
State Street Bank & Trust Co.	14,114	(14,114)	0	0	0
UBS AG	513,112	(513,112)	0	0	0

Total	$3,879,492	$(1,474,915)	$0	$0	$2,404,577	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at September 30, 2015.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

TAX-AWARE OVERLAY A PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED	SECURITY COLLATERAL RECEIVED	NET AMOUNT OF DERIVATIVES ASSETS
OTC Derivatives:
Barclays Bank PLC	$206,475	$(206,475)	$0	$0	$0
BNP Paribas SA	5,659,510	(170,211)	0	0	5,489,299
Citibank	158,212	0	0	0	158,212
Credit Suisse International	58,258	(58,258)	0	0	0
Deutsche Bank AG	168,668	(4,529)	0	0	164,139
Goldman Sachs Bank USA	1,408,219	(263,677)	0	0	1,144,542
HSBC Bank USA	300,747	(14,890)	0	0	285,857
JPMorgan Chase Bank	182,754	(48,602)	0	0	134,152
Morgan Stanley & Co., Inc.	554,798	(554,798)	0	0	0
Royal Bank of Scotland PLC	205,638	(3,450)	0	0	202,188
Standard Chartered Bank	945,919	(643,230)	0	0	302,689
State Street Bank & Trust Co.	1,248,542	(169)	0	0	1,248,373
UBS AG	1,800,972	(1,065,122)	0	0	735,850

Total	$12,898,712	$(3,033,411)	$0	$0	$9,865,301	^

126	Sanford C. Bernstein Fund, Inc.

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVES LIABILITIES
Exchange-Traded Derivatives:
Goldman Sachs & Co.**	$8,626,568	$0	$0	$(8,626,568)	$0

Total	$8,626,568	$0	$0	$(8,626,568)	$0

OTC Derivatives:
Barclays Bank PLC	$2,198,688	$(206,475)	$0	$0	$1,992,213
BNP Paribas SA	170,211	(170,211)	0	0	0
Brown Brothers Harriman & Co.	22,430	0	0	0	22,430
Credit Suisse International	3,284,598	(58,258)	0	0	3,226,340
Deutsche Bank AG	4,529	(4,529)	0	0	0
Goldman Sachs Bank USA	263,677	(263,677)	0	0	0
HSBC Bank USA	14,890	(14,890)	0	0	0
JPMorgan Chase Bank	48,602	(48,602)	0	0	0
Morgan Stanley & Co., Inc.	672,375	(554,798)	0	0	117,577
Royal Bank of Scotland PLC	3,450	(3,450)	0	0	0
Societe Generale	19,464	0	0	0	19,464
Standard Chartered Bank	643,230	(643,230)	0	0	0
State Street Bank & Trust Co.	169	(169)	0	0	0
UBS AG	1,065,122	(1,065,122)	0	0	0

Total	$8,411,435	$(3,033,411)	$0	$0	$5,378,024	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at September 30, 2015.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

OVERLAY B PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED	SECURITY COLLATERAL RECEIVED	NET AMOUNT OF DERIVATIVES ASSETS
Exchange-Traded Derivatives:
Citigroup Global Markets, Inc.**	$17,913	$0	$0	$0	$17,913
Goldman Sachs & Co.**	802,125	0	0	0	802,125
JPMorgan Chase Bank, NA	3,105	(3,105)	0	0	0

Total	$823,143	$(3,105)	$0	$0	$820,038

OTC Derivatives:
Barclays Bank PLC	$120,485	$(120,485)	$0	$0	$0
BNP Paribas SA	494,290	(9,681)	0	0	484,609
Citibank, NA	179,824	0	0	0	179,824
Credit Suisse International	3,611	(3,611)	0	0	0
Deutsche Bank AG	137,900	(100,383)	0	0	37,517
Goldman Sachs Bank USA/Goldman Sachs International	540,344	(51,513)	0	0	488,831
HSBC Bank USA	397,365	(154,734)	0	0	242,631

2015 Annual Report	127

Notes to Financial Statements (continued)

COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED	SECURITY COLLATERAL RECEIVED	NET AMOUNT OF DERIVATIVES ASSETS
JPMorgan Chase Bank/ JPMorgan Chase Bank, NA	$15,142	$0	$0	$0	$15,142
Morgan Stanley & Co., Inc.	48,323	0	0	0	48,323
Royal Bank of Scotland PLC	712,361	(108,718)	0	0	603,643
Standard Chartered Bank	644,014	(262,739)	0	0	381,275
State Street Bank & Trust Co.	255,432	(40,676)	0	0	214,756
UBS AG	53,242	(53,242)	0	0	0

Total	$3,602,333	$(905,782)	$0	$0	$2,696,551	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVES LIABILITIES
Exchange-Traded Derivatives:
JPMorgan Chase Bank, NA	$36,591	$(3,105)	$0	$0	$33,486

Total	$36,591	$(3,105)	$0	$0	$33,486

OTC Derivatives:
Bank of America, NA	$419,122	$0	$0	$(419,122)	$0
Barclays Bank PLC	377,650	(120,485)	0	0	257,165
BNP Paribas SA	9,681	(9,681)	0	0	0
Citibank, NA	1,295,121	0	0	(1,295,121)	0
Credit Suisse International	288,052	(3,611)	0	0	284,441
Deutsche Bank AG	100,383	(100,383)	0	0	0
Goldman Sachs Bank USA/Goldman Sachs International	580,513	(51,513)	0	(529,000)	0
HSBC Bank USA	154,734	(154,734)	0	0	0
JPMorgan Chase Bank/ JPMorgan Chase Bank, NA	84,374	0	0	0	84,374
Royal Bank of Scotland PLC	108,718	(108,718)	0	0	0
Standard Chartered Bank	262,739	(262,739)	0	0	0
State Street Bank & Trust Co.	40,676	(40,676)	0	0	0
UBS AG	143,490	(53,242)	0	0	90,248

Total	$3,865,253	$(905,782)	$0	$(2,243,243)	$716,228	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at September 30, 2015.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

128	Sanford C. Bernstein Fund, Inc.

TAX-AWARE OVERLAY B PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED	SECURITY COLLATERAL RECEIVED	NET AMOUNT OF DERIVATIVES ASSETS
Exchange-Traded Derivatives:
Goldman Sachs & Co.**	$2,985,479	$0	$0	$0	$2,985,479

Total	$2,985,479	$0	$0	$0	$2,985,479

OTC Derivatives:
BNP Paribas SA	$390,399	$0	$0	$0	$390,399
Morgan Stanley & Co., Inc.	56,889	0	0	0	56,889
Standard Chartered Bank	1,158,433	0	0	0	1,158,433
UBS AG	35,984	(35,984)	0	0	0

Total	$1,641,705	$(35,984)	$0	$0	$1,605,721	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVES LIABILITIES
OTC Derivatives:
Bank of America, NA	$731,324	$0	$0	$(731,324)	$0
Barclays Bank PLC	4,552,773	0	0	0	4,552,773
Citibank/Citibank, NA	2,226,896	0	0	(2,226,896)	0
Credit Suisse International	512,717	0	0	0	512,717
Deutsche Bank AG	156,517	0	0	0	156,517
Goldman Sachs International	3,652,712	0	0	(3,652,712)	0
HSBC Bank USA	65,627	0	0	0	65,627
UBS AG	215,734	(35,984)	0	0	179,750

Total	$12,114,300	$(35,984)	$0	$(6,610,932)	$5,467,384	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at September 30, 2015.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

TAX-AWARE OVERLAY C PORTFOLIO

COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED	SECURITY COLLATERAL RECEIVED	NET AMOUNT OF DERIVATIVES ASSETS
Exchange-Traded Derivatives:
Goldman Sachs & Co.**	$872,235	$0	$0	$0	$872,235

Total	$872,235	$0	$0	$0	$872,235

OTC Derivatives:
BNP Paribas SA	$106,738	$0	$0	$0	$106,738
Morgan Stanley & Co., Inc.	19,126	0	0	0	19,126
Standard Chartered Bank	278,183	0	0	0	278,183

Total	$404,047	$0	$0	$0	$404,047	^

2015 Annual Report	129

Notes to Financial Statements (continued)

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVES LIABILITIES
OTC Derivatives:
Bank of America, NA	$220,182	$0	$0	$(220,182)	$0
Barclays Bank PLC	1,380,430	0	0	(1,245,577)	134,853
Citibank/Citibank, NA	566,826	0	0	(566,826)	0
Credit Suisse International	132,668	0	0	0	132,668
Deutsche Bank AG	62,607	0	0	0	62,607
Goldman Sachs International	1,087,113	0	0	(1,051,728)	35,385
State Street Bank & Trust Co.	6,962	0	0	0	6,962
UBS AG	44,920	0	0	0	44,920

Total	$3,501,708	$0	$0	$(3,084,313)	$417,395	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at September 30, 2015.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

TAX-AWARE OVERLAY N PORTFOLIO

COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED	SECURITY COLLATERAL RECEIVED	NET AMOUNT OF DERIVATIVES ASSETS
Exchange-Traded Derivatives:
Goldman Sachs & Co.**	$679,429	$0	$0	$0	$679,429

Total	$679,429	$0	$0	$0	$679,429

OTC Derivatives:
BNP Paribas SA	$86,062	$0	$0	$0	$86,062
Morgan Stanley & Co., Inc.	28,062	0	0	0	28,062
Standard Chartered Bank	223,568	0	0	0	223,568

Total	$337,692	$0	$0	$0	$337,692	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVES LIABILITIES
OTC Derivatives:
Bank of America, NA	$173,845	$0	$0	$(173,845)	$0
Barclays Bank PLC	986,912	0	0	(887,871)	99,041
Citibank/Citibank, NA	373,821	0	0	(373,821)	0
Credit Suisse International	110,755	0	0	0	110,755
Deutsche Bank AG	62,607	0	0	0	62,607
Goldman Sachs International	971,007	0	0	(971,007)	0
State Street Bank & Trust Co.	17,266	0	0	0	17,266
UBS AG	35,986	0	0	0	35,986

Total	$2,732,199	$0	$0	$(2,406,544)	$325,655	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

130	Sanford C. Bernstein Fund, Inc.

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at September 30, 2015.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

C.	Currency Transactions

The Portfolios may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolios may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolios may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolios may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE 4.	Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2015 and September 30, 2014 were as follows:

PORTFOLIO	2015	2014
Overlay A
Distributions paid from:
Ordinary income	$32,816,673	$24,751,405
Long-term capital gains	71,317,882	0

Total distributions paid	$104,134,555	$24,751,405

Tax-Aware Overlay A
Distributions paid from:
Ordinary income	$27,575,121	$23,936,083
Long-term capital gains	196,778,283	0

Total distributions paid	$224,353,404	$23,936,083

Overlay B
Distributions paid from:
Ordinary income	$36,555,085	$62,965,952
Long-term capital gains	11,921,425	24,381,275

Total distributions paid	$48,476,510	$87,347,227

Tax-Aware Overlay B
Distributions paid from:
Ordinary income	$20,239,222	$65,488,135
Long-term capital gains	5,504,007	49,198,181

Total taxable distributions	25,743,229	114,686,316
Tax exempt distributions	9,592,980	19,986,153

Total distributions paid	$35,336,209	$134,672,469

Tax-Aware Overlay C
Distributions paid from:
Ordinary income	$5,296,857	$17,812,599
Long-term capital gains	2,507,183	15,943,110

Total taxable distributions	7,804,040	33,755,709
Tax exempt distributions	1,986,435	4,250,928

Total distributions paid	$9,790,475	$38,006,637

2015 Annual Report	131

Notes to Financial Statements (continued)

PORTFOLIO	2015	2014
Tax-Aware Overlay N
Distributions paid from:
Ordinary income	$4,305,874	$14,803,109
Long-term capital gains	1,820,824	10,764,524

Total taxable distributions	6,126,698	25,567,633
Tax exempt distributions	1,958,253	3,690,904

Total distributions paid	$8,084,951	$29,258,537

As of September 30, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

PORTFOLIO	UNDISTRIBUTED ORDINARY INCOME(a)	UNDISTRIBUTED LONG-TERM GAINS	ACCUMULATED CAPITAL AND OTHER LOSSES (b)	UNREALIZED APPRECIATION/ (DEPRECIATION)(c)	TOTAL ACCUMULATED EARNINGS/ (DEFICIT)(d)
Overlay A	$8,731,265	$81,119,905	$0	$43,275,409	$133,126,579
Tax-Aware Overlay A	15,536,419	165,651,387	0	243,287,406	424,475,212
Overlay B	0	16,349,431	(2,347,662)	(31,931,514)	(17,929,745)
Tax-Aware Overlay B	23,671,217	0	(2,664,471)	34,150,884	55,157,630
Tax-Aware Overlay C	5,731,156	1,200,999	0	6,557,499	13,489,654
Tax-Aware Overlay N	4,922,494	0	(276,733)	5,821,140	10,466,901

(a)	Includes tax exempt income as shown below:

Tax-Aware Overlay B Portfolio	$17,785,456
Tax-Aware Overlay C Portfolio	4,219,690
Tax-Aware Overlay N Portfolio	3,663,114

(b)	As of September 30, 2015 Tax-Aware Overlay B Portfolio had capital loss carryforwards for federal income tax purposes. Additionally, as of September 30, 2015 Overlay B Portfolio deferred $2,347,662 of straddle losses. Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. In this regard, Tax-Aware Overlay N Portfolio elected to defer $276,733 of post-October short-term capital losses. These losses are deemed to arise on October 1, 2015.

(c)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and passive foreign investment companies (PFICs), the realization for tax purposes of gains/losses on certain derivative instruments, and the tax treatment of Treasury inflation-protected securities and partnership investments.

(d)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the amortization of offering costs.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses.

As of September 30, 2015, the following Portfolios had net capital loss carryforwards of which will expire as follows:

PORTFOLIO	SHORT-TERM AMOUNT	LONG-TERM AMOUNT	EXPIRATION
Tax-Aware Overlay B	$2,664,471	n/a	No expiration

132	Sanford C. Bernstein Fund, Inc.

NOTE 5.	Risks Involved in Investing in the Portfolios

Allocation Risk—The allocation of investments among different global asset classes may have a significant effect on the Portfolios’ net asset value when one of these asset classes is performing more poorly than others. As both the direct investments and derivative positions will be periodically rebalanced to reflect the Manager’s view of market and economic conditions, there will be transaction costs which may be, over time, significant. In addition, there is a risk that certain asset allocation decisions may not achieve the desired results and, as a result, the Portfolios may incur significant losses.

Derivatives Risk—The Portfolios intend to use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. The U.S. Government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance.

Leverage Risk—Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment by attempting to enhance return or value without increasing the investment amount. Leverage can magnify the effects of changes in the value of the Portfolios’ investments and make it more volatile. The use of leverage may cause the Portfolios to liquidate portfolio positions when it may not be advantageous to do so.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from selling out of these illiquid or relatively less liquid securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. To the extent the Portfolios invest in municipal securities, the Portfolios subject to more liquidity risk because the market for municipal securities is generally smaller than many other markets. Illiquid securities and relatively less liquid securities may also be difficult to value.

Redemption Risk—The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Foreign (Non-U.S.) Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Emerging Markets Securities Risk—The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

Actions by a Few Major Investors—In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

2015 Annual Report	133

Notes to Financial Statements (continued)

Interest Rate Risk—This is the risk that changes in interest rates will affect the value of the Portfolios’ investments in fixed-income debt securities such as bonds and notes. The Portfolios may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government policy initiatives and market reaction to those initiatives. Increases in interest rates may cause the value of the Portfolios’ investments to decline and this decrease in value may not be offset by higher income from new investments. The Portfolios will experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from a Portfolio.

Credit Risk—This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more.

Duration Risk—The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Commodity Risk—The value of commodity-linked derivatives, exchange traded notes and exchange traded funds may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Inflation-Protected Securities Risk—The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis.

Mortgage-Related Securities Risk—Mortgage-related securities represent interests in “pools” of mortgages, including consumer loans or receivables held in trust. Mortgage-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

Prepayment and Extension Risk—Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. When this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk—The Portfolios may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

134	Sanford C. Bernstein Fund, Inc.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods an increasing number of municipal issuers have defaulted on obligations, commenced insolvency proceedings, or suffered downgrades of their credit ratings. Financial difficulties of municipal issuers may continue or get worse. Most of the Tax Aware Overlay N Portfolio’s investments are in New York municipal securities. Thus, the Portfolios may be vulnerable to events adversely affecting New York’s economy. New York’s economy, while diverse, has a relatively large share of the nation’s financial activities. Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios invest primarily in securities issued by the State of California and New York, respectively, and their various political subdivisions, and the performance of each of these Portfolios is closely tied to economic conditions within the applicable state and the financial condition of that state and its agencies and municipalities. With the financial services sector contributing over one-fifth of the state’s wages, the state’s economy is especially vulnerable to adverse events affecting the financial markets such as occurred in 2008-2009. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

The Portfolios may invest in municipal securities of issuers in Puerto Rico or other U.S. territories, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of most other U.S. issuers of tax-exempt securities. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico’s downturn was particularly severe, and it continues to face a very challenging economic and fiscal environment. As a result, securities issued by many Puerto Rican issuers have low credit ratings or are on “negative watch” by credit rating organizations, and markets in such securities have been volatile. If the economic situation in Puerto Rico persists or worsens, the volatility and credit quality of Puerto Rican municipal securities could be adversely affected, and the market for such securities may experience continued volatility

On June 28, 2015, the Governor of Puerto Rico indicated that the Commonwealth would be unable to fully pay its debt. On August 3, 2015, Puerto Rico defaulted on its debt for the first time. The prices of Puerto Rico municipal securities have dropped significantly since the Governor’s announcement. Puerto Rico municipal securities may continue to decline in value and could become difficult or impossible to sell. If issuers of Puerto Rico municipal securities default on their obligations under securities held by the Portfolio, the Portfolio may lose the value of those investments.

Lower-rated Securities Risk—Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Real Estate Related Securities Risk—Investing in real estate related securities includes, among others, the following risks: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. Investing in Real Estate Investment Trusts (“REITs”) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

Investment in Other Investment Companies Risk—As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. In addition, if the Portfolios acquire shares of investment companies, shareholders bear both their proportionate share of expenses in the Portfolios (including management and advisory fees) and, indirectly, the expenses of the investment companies.

Tax Risk—There is no guarantee that all of the Portfolios’ income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or

2015 Annual Report	135

Notes to Financial Statements (continued)

eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolios by increasing taxes on that income. In such event, the Portfolios’ net asset value could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolios shares as investors anticipate adverse effects on the Portfolios or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolios would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolios’ yield.

Cybersecurity Risk—Cybersecurity incidents may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolio, the Adviser, and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

NOTE 6.	Capital-Share Transactions

As of September 30, 2015, the Sanford C. Bernstein Fund, Inc., has authorized 14.3 billion shares of common stock, par value $0.001 per share, of which 3.6 billion shares are allocated to the Overlay Portfolios. Each Class 1 and Class 2 of the Overlay Portfolios is allocated 300 million shares.

Share transactions for each Portfolio for the years ended September 30, 2015 and September 30, 2014, were as follows:

	OVERLAY A PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/15	YEAR ENDED 9/30/14
Class 1 Shares
Shares sold	19,098,172	16,387,585	$239,055,040	$205,134,326
Shares issued on reinvestment of dividends and distributions	6,899,841	1,489,784	81,349,123	17,951,896
Shares redeemed	(13,280,459)	(14,454,965)	(167,806,635)	(181,241,464)

Net increase	12,717,554	3,422,404	152,597,528	41,844,758
Beginning of period	117,518,970	114,096,566	1,271,540,840	1,229,696,082

End of period	130,236,524	117,518,970	$1,424,138,368	$1,271,540,840

Class 2 Shares
Shares sold	5,077,225	5,175,847	$63,163,563	$64,409,052
Shares issued on reinvestment of dividends and distributions	1,705,579	396,784	20,125,832	4,781,247
Shares redeemed	(6,136,843)	(3,364,440)	(78,838,171)	(42,302,211)

Net increase	645,961	2,208,191	4,451,224	26,888,088
Beginning of period	28,461,845	26,253,654	313,605,400	286,717,312

End of period	29,107,806	28,461,845	$318,056,624	$313,605,400

136	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY A PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/15	YEAR ENDED 9/30/14
Class 1 Shares
Shares sold	36,177,748	32,936,426	$478,492,424	$432,138,708
Shares issued on reinvestment of dividends and distributions	13,278,566	1,090,509	165,716,496	13,849,470
Shares redeemed	(25,546,634)	(24,234,402)	(341,933,102)	(320,157,136)

Net increase	23,909,680	9,792,533	302,275,818	125,831,042
Beginning of period	220,237,084	210,444,551	2,409,922,365	2,284,091,323

End of period	244,146,764	220,237,084	$2,712,198,183	$2,409,922,365

Class 2 Shares
Shares sold	11,116,493	11,210,086	$147,550,222	$149,188,071
Shares issued on reinvestment of dividends and distributions	3,995,317	405,762	49,901,513	5,161,287
Shares redeemed	(8,225,957)	(8,902,027)	(109,831,132)	(118,209,024)

Net increase	6,885,853	2,713,821	87,620,603	36,140,334
Beginning of period	66,487,512	63,773,691	739,814,195	703,673,861

End of period	73,373,365	66,487,512	$827,434,798	$739,814,195

	OVERLAY B PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/15	YEAR ENDED 9/30/14
Class 1 Shares
Shares sold	13,689,919	13,504,861	$145,105,568	$145,141,092
Shares issued on reinvestment of dividends and distributions	3,591,873	6,633,825	36,924,456	68,394,736
Shares redeemed	(13,957,526)	(11,391,968)	(148,198,675)	(122,807,571)

Net increase	3,324,266	8,746,718	33,831,349	90,728,257
Beginning of period	84,740,412	75,993,694	885,934,458	795,206,201

End of period	88,064,678	84,740,412	$919,765,807	$885,934,458

Class 2 Shares
Shares sold	10,490,947	3,799,473	$110,603,152	$40,469,105
Shares issued on reinvestment of dividends and distributions	679,274	1,436,911	6,976,140	14,800,179
Shares redeemed	(7,395,556)	(3,628,741)	(78,725,051)	(39,569,996)

Net increase	3,774,665	1,607,643	38,854,241	15,699,288
Beginning of period	18,442,089	16,834,446	193,118,873	177,419,585

End of period	22,216,754	18,442,089	$231,973,114	$193,118,873

2015 Annual Report	137

Notes to Financial Statements (continued)

	TAX-AWARE OVERLAY B PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/15	YEAR ENDED 9/30/14
Class 1 Shares
Shares sold	16,394,333	18,400,424	$180,754,568	$201,344,299
Shares issued on reinvestment of dividends and distributions	2,042,488	8,361,969	22,058,873	88,636,875
Shares redeemed	(17,582,671)	(15,959,012)	(193,896,934)	(175,794,604)

Net increase	854,150	10,803,381	8,916,507	114,186,570
Beginning of period	111,650,528	100,847,147	1,165,717,073	1,051,530,503

End of period	112,504,678	111,650,528	$1,174,633,580	$1,165,717,073

Class 2 Shares
Shares sold	7,481,208	10,335,847	$82,526,056	$113,237,331
Shares issued on reinvestment of dividends and distributions	912,973	3,640,187	9,869,237	38,585,981
Shares redeemed	(8,681,569)	(7,345,179)	(95,860,970)	(81,241,695)

Net increase (decrease)	(287,388)	6,630,855	(3,465,677)	70,581,617
Beginning of period	50,810,028	44,179,173	529,150,923	458,569,306

End of period	50,522,640	50,810,028	$525,685,246	$529,150,923

	TAX-AWARE OVERLAY C PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/15	YEAR ENDED 9/30/14
Class 1 Shares
Shares sold	4,466,804	5,908,296	$49,224,608	$64,535,145
Shares issued on reinvestment of dividends and distributions	534,246	2,097,283	5,769,861	22,210,230
Shares redeemed	(3,930,830)	(4,106,763)	(43,350,312)	(45,102,016)

Net increase	1,070,220	3,898,816	11,644,157	41,643,359
Beginning of period	29,625,468	25,726,652	310,278,084	268,634,725

End of period	30,695,688	29,625,468	$321,922,241	$310,278,084

Class 2 Shares
Shares sold	1,278,005	1,557,770	$14,101,721	$16,981,951
Shares issued on reinvestment of dividends and distributions	310,751	1,345,198	3,356,115	14,245,646
Shares redeemed	(1,473,527)	(3,332,688)	(16,216,144)	(36,817,336)

Net increase (decrease)	115,229	(429,720)	1,241,692	(5,589,739)
Beginning of period	15,964,627	16,394,347	167,434,393	173,024,132

End of period	16,079,856	15,964,627	$168,676,085	$167,434,393

138	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY N PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/15	YEAR ENDED 9/30/14
Class 1 Shares
Shares sold	4,648,763	4,372,403	$50,921,613	$47,266,972
Shares issued on reinvestment of dividends and distributions	592,270	2,220,172	6,349,131	23,311,807
Shares redeemed	(4,145,872)	(3,632,001)	(45,483,055)	(39,876,726)

Net increase	1,095,161	2,960,574	11,787,689	30,702,053
Beginning of period	30,610,528	27,649,954	318,557,250	287,855,197

End of period	31,705,689	30,610,528	$330,344,939	$318,557,250

Class 2 Shares
Shares sold	1,317,758	461,093	$14,498,090	$5,121,913
Shares issued on reinvestment of dividends and distributions	102,958	440,146	1,104,744	4,625,936
Shares redeemed	(990,041)	(354,234)	(10,905,604)	(3,894,782)

Net increase	430,675	547,005	4,697,230	5,853,067
Beginning of period	5,525,163	4,978,158	57,090,100	51,237,033

End of period	5,955,838	5,525,163	$61,787,330	$57,090,100

NOTE 7.	New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2015-07, which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the disclosure requirement for investments not valued at net asset value. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE 8.	Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

2015 Annual Report	139

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Sanford C. Bernstein Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Overlay A Portfolio, Tax-Aware Overlay A Portfolio, Overlay B Portfolio, Tax-Aware Overlay B Portfolio, Tax-Aware Overlay C Portfolio, and Tax-Aware Overlay N Portfolio (six of the eighteen portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter referred to as the “Fund”) at September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 27, 2015

140	Sanford C. Bernstein Fund, Inc.

2015 Federal Tax Information (Unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by each applicable Portfolio during the taxable year ended September 30, 2015. For corporate shareholders, the following percentages of dividends paid by each Portfolio qualify for the dividends received deduction. Additionally, for foreign shareholders the following percentages of ordinary income dividends paid by each Portfolio may be considered to be qualifying to be taxed as interest-related dividends.

PORTFOLIO	DIVIDENDS RECEIVED DEDUCTION % (CORPORATE SHAREHOLDERS)	% OF QUALIFIED INTEREST INCOME (FOREIGN SHAREHOLDERS)
Overlay A	47.36%	0.40%
Tax-Aware Overlay A	100.00%	0.81%
Overlay B	0.26%	7.51%
Tax-Aware Overlay B	0.00%	3.74%
Tax-Aware Overlay C	0.00%	2.51%
Tax-Aware Overlay N	0.00%	3.25%

For the taxable year ended September 30, 2015, each Portfolio designates the following amounts as the maximum amount that may be considered qualified dividend income for individual shareholders.

PORTFOLIO	QUALIFIED DIVIDEND INCOME
Overlay A	$24,017,311
Tax-Aware Overlay A	50,901,106
Overlay B	3,538,248
Tax-Aware Overlay B	581,636
Tax-Aware Overlay C	182,699
Tax-Aware Overlay N	154,402

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2016.

2015 Annual Report	141

Sanford C. Bernstein Fund, Inc.—Overlay Portfolios

BOARD OF DIRECTORS

Bart Friedman*^

Chairman

Seth Masters(1)

President

Suzanne Brenner*

Director

R. Jay Gerken*

Director

William Kristol*

Director

Debra Perry*

Director

Donald K. Peterson*

Director

OFFICERS

Philip L. Kirstein

Senior Vice President and Independent Compliance Officer

Alexander Barenboym(1)

Vice President

Daniel J. Loewy(1)

Vice President

Vadim Zlotnikov(1)

Vice President

Joseph J. Mantineo

Treasurer and Chief Financial Officer

Phyllis J. Clarke

Controller

Emilie D. Wrapp

Secretary

Vincent S. Noto

Chief Compliance Officer

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, New York 10017

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019

CUSTODIAN AND ACCOUNTING AGENT AND TRANSFER AGENT

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, Massachusetts 02210

INVESTMENT ADVISER

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

* Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

^ Member of the Fair Value Pricing Committee.

(1) The day-to-day management of, and investment decisions for, the Overlay Portfolios are made by the Asset Allocation Team. Messrs. Barenboym, Loewy, Masters and Zlotnikov are the investment professionals with the most significant responsibility for the day-to-day management of the Funds’ portfolios.

142	Sanford C. Bernstein Fund, Inc.

DIRECTORS’ INFORMATION
Name, Address+, Age, (year of Election*)	Principal Occupation(s) During Past 5 Years	Portfolios in Fund Complex Overseen By Director	Other Directorships Held by Director
INTERESTED DIRECTOR
Seth Masters,† c/o AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY 10105 56 (2015)

Senior Vice President of the Adviser with which he has been associated since prior to 2010. He is Chief Investment Officer (“CIO”) of Bernstein Global Wealth Management. From 2010 to 2013, he was CIO for Asset Allocation, overseeing the firm’s Dynamic Asset Allocation, Target Date, Target Risk and Indexed services. From 2008 to 2010, he was head of AB’s Defined Contribution business unit. From 2002 to 2008, he was Chief Investment Officer of Blend Strategies. From 1994 to 2002, he was CIO of Emerging Market Value Equities. He joined Bernstein in 1991 as a research analyst covering global financial firms. Prior to joining AB, Mr. Masters worked as a senior associate at Booz, Allen & Hamilton from 1986 to 1990 and taught economics in China from 1983 to 1985.

		21	Chair of the Wenner-Gren Foundation Board; and Chair of the Finance Committee of Bennington College until 2011
DISINTERESTED DIRECTORS
Bart Friedman,‡^ Chairman of the Board 71 (2005)	Senior Partner at Cahill Gordon & Reindel LLP (law firm) since prior to 2010.	21	Chair of the Audit Committee of The Brookings Institution; Chair of the Audit and Compensation Committees of Lincoln Center for the Performing Arts; Allied World Assurance Holdings; and Ovid Therapeutics Inc.

Suzanne Brenner,‡ 57 (2014)	Senior Vice President and Chief Investment Officer (CIO) of the Metropolitan Museum of Art, which she joined in 1999. Ms. Brenner is a Certified Public Accountant in the state of New York. Previously, she held many investment management and finance positions with various public and private entities, including the Rockefeller Foundation (1994-1999), through a private equity firm, QCS, Inc. (1992-1994), and Ernst & Young LLP (1981-1992). She is a member of the Emerita Counsel of 100 Women in Hedge Funds, a global association of more than 10,000 professional women since 2008, and previously served on the Board of Directors of The Investment Fund for Foundations (“TIFF”) from 2003 until 2010.	21	100 Women in Hedge Funds (through December 31, 2014)

2015 Annual Report	143

Sanford C. Bernstein Fund, Inc.—Overlay Portfolios (continued)

DIRECTORS’ INFORMATION (continued)
Name, Address+, Age, (year of Election*)	Principal Occupation(s) During Past 5 Years	Portfolios in Fund Complex Overseen By Director	Other Directorships Held by Director
R. Jay Gerken,‡ 64 (2013)	Formerly, President and Chief Executive Officer of Legg Mason Partners Fund Advisor, LLC, and President & Board Member of The Legg Mason and Western Asset mutual funds from 2005 until June 2013. Previously, he was the President and Chair of the funds board of the Citigroup Asset Management mutual funds (2002-2005); Portfolio Manager and Managing Director, Smith Barney Asset Management (1993-2001) and President & CEO, Directions Management of Shearson Lehman, Inc. (1988-1993).	21	Cedar Lawn Corporation; Trustee of the New Jersey Chapter of the Nature Conservancy; Trustee of the United Methodist Foundation of New Jersey; and Associated Banc-Corp

William Kristol,‡ 62 (1994)	Editor, The Weekly Standard since prior to 2010. He is a regular contributor on ABC’s This Week and on ABC’s special events and election coverage, and appears frequently on other political commentary shows.	21	Manhattan Institute, John M. Ashbrook Center for Public Affairs at Ashland University; The Salvatori Center at Claremont McKenna College; The Shalem Foundation; and The Institute for the Study of War

Debra Perry,‡ 64 (2011)	Formerly, Senior Managing Director of Global Ratings and Research, Moody’s Investors Service, Inc. from 2001 to 2004; Chief Administrative Officer, Moody’s, from 1999 to 2001; Chief Credit Officer, Moody’s, from 2000 to 2001; Group Managing Director for the Finance, Securities and Insurance Ratings Groups, Moody’s Corp., from 1996 to 1999; Earlier she held executive positions with First Boston Corporation and Chemical Bank.	21	PartnerRe; Korn/Ferry International; Bank of America Funds Series Trust; Committee for Economic Development; and CNO Financial Group since prior to 2010 until 2011

144	Sanford C. Bernstein Fund, Inc.

DIRECTORS’ INFORMATION (continued)
Name, Address+, Age, (year of Election*)	Principal Occupation(s) During Past 5 Years	Portfolios in Fund Complex Overseen By Director	Other Directorships Held by Director
Donald K. Peterson,‡ 66 (2007)	Formerly, Chairman and Chief Executive Officer, Avaya Inc. from 2002 to 2006; President and Chief Executive Officer, Avaya Inc. from 2000 to 2001; President, Enterprise Systems Group in 2000; Chief Financial Officer, Lucent Technologies from 1996 to 2000; Chief Financial Officer, AT&T, Communications Services Group from 1995 to 1996; President, Nortel Communications Systems, Inc. from 1994 to 1995. Prior thereto, he was at Nortel from 1976 to 1995.	21	Worcester Polytechnic Institute, (Emeritus); Member of the Board of TIAA-CREF; and Member of the Board of TIAA-CREF Trust Company, FSB

* There is no stated term of office for the Directors.

+ The address for each of the Fund’s Disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

† Mr. Masters is an “interested person” as defined by the Investment Company Act of 1940, because of his affiliation with AllianceBernstein.

‡ Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

^ Member of the Fair Value Pricing Committee.

2015 Annual Report	145

Sanford C. Bernstein Fund, Inc.—Overlay Portfolios (continued)

OFFICERS’ INFORMATION
Name, Address* and Age	Position(s) Held with Fund	Principal Occupation During Past 5 Years
Seth Masters, 56	President	See biography above.

Philip L. Kirstein, 70	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Alexander Barenboym, 43	Vice President	Senior Vice President of AllianceBernstein (the “Adviser”)**, with which he has been associated since prior to 2010.

Daniel J. Loewy, 41	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2010.

Vadim Zlotnikov, 53	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2010.

Emilie D. Wrapp, 59	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”)**, with which she has been associated since prior to 2010.

Joseph J. Mantineo, 56	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2010.

Phyllis J. Clarke, 54	Controller	Vice President of ABIS**, with which she has been associated since prior to 2010.

Vincent S. Noto, 50	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser since prior to 2010.

* The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

** The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at 1-800-227-4618, or visit www.bernstein.com, for a free prospectus or SAI.

146	Sanford C. Bernstein Fund, Inc.

The Following Is Not Part of the Shareholder Report or the Financial Statements

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and Sanford C. Bernstein Fund, Inc. (the “Fund”) with respect to the following Overlay Portfolios (the “Portfolios”):2

Overlay A Portfolio

Tax-Aware Overlay A Portfolio

Overlay B Portfolio

Tax-Aware Overlay B Portfolio

Tax-Aware Overlay C Portfolio

Tax-Aware Overlay N Portfolio

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Overlay Portfolios, which utilize the Adviser’s Dynamic Asset Allocation (“DAA”) service, are not designed to be used as stand-alone investments and are used only in conjunction with globally diversified Private Client portfolios. Overlay A Portfolio and Tax-Aware Overlay A Portfolio are intended for use in Private Client accounts that have a higher equity weighting (e.g., 80% equity and 20% fixed income). Overlay B Portfolio, Tax-Aware Overlay B Portfolio, Tax-Aware Overlay C Portfolio and Tax-Aware Overlay N Portfolio are intended for use in Private Client accounts that have a higher fixed income weighting (e.g., 30% equity and 70% fixed income).3 Combinations of the Overlay Portfolios can be used to tailor the overlay service to suit a variety of Private Client account asset allocations. When applied in a systematic way over time, the overlay strategies are designed to: reduce portfolio volatility, reduce the probability of large losses as a result of negative “tail events,” and maintain returns over time. While the Overlay Portfolios are designed to reduce the probability of larger losses, conversely, the side effect of such strategies is reducing the probability of large gains. These potential benefits are intended to be realized at the level of a Private Client’s account, which would include other investments, such as individual securities as well as holdings in one or more of the Portfolios.

At the September 17, 2015 meeting, the Adviser proposed changes to the investment policies of Tax-Aware Overlay A Portfolio and Overlay A Portfolio that would permit both Portfolios to invest a portion of their assets in the “Legacy” Portfolios of the Fund4 and International Strategic Equities, International Small Cap Portfolio and Small Cap Core of the Bernstein Fund, Inc. (herein referred to as the “new” Bernstein Portfolios).5

1 The Senior Officer’s evaluation was completed on October 5, 2015 and discussed with the Board on October 14, 21 and 22, 2015.

2 Future references to the various Portfolios do not include “Sanford C. Bernstein.” It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to the Class 1 shares of the Portfolios unless otherwise indicated.

3 Both the Overlay C Portfolio and the Overlay N Portfolio seek to minimize the impact of federal and state taxes for shareholders resident in California and New York, respectively.

4 The Legacy Portfolios include Tax-Managed International Portfolio, International Portfolio, Emerging Markets Portfolio, U.S. Government Short Duration Portfolio, Short Duration Plus Portfolio, Intermediate Duration Portfolio, Short Duration California Municipal Portfolio, Short Duration Diversified Municipal Portfolio, Short Duration New York Municipal Portfolio, California Municipal Portfolio, Diversified Municipal Portfolio, New York Municipal Portfolio.

5 This approach will permit closer alignment between the exposures of the Overlay Portfolios and other exposures of Bernstein Private Client accounts, thereby permitting more direct and efficient hedging of those exposures. The proposed structure would reduce or eliminate the need of the Overlay Portfolios to make separate investments in international and small cap securities and avoid costs and administrative difficulties associated with these investments, and the Adviser believes that limiting the number of entities through which these investments are made for Bernstein Private accounts will benefit Private Client through lower costs.

2015 Annual Report	147

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the Assurance of Discontinuance between the NYAG and the Adviser. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”6

PORTFOLIOS’ ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolios pay the advisory fees set forth below for receiving the services to be provided pursuant to the Investment Advisory Agreement:

PORTFOLIO	ADVISORY FEE BASED ON % OF AVERAGE DAILY NET ASSETS[7]
Overlay A Portfolio Tax-Aware Overlay A Portfolio	0.90 0.90	% %

Overlay B Portfolio Tax-Aware Overlay B Portfolio Tax-Aware Overlay C Portfolio Tax-Aware Overlay N Portfolio	0.65 0.65 0.65 0.65	% % % %

The Portfolios’ net assets on September 30, 2015 and September 30, 2014 are set forth below:

PORTFOLIO	09/30/15 NET ASSETS ($MM)	09/30/14 NET ASSETS ($MM)	CHANGE ($MM)
Overlay A Portfolio	$1,880.8	$1,880.4		$0.4

Tax-Aware Overlay A Portfolio	$3,977.0	$3,911.7		$65.3

Overlay B Portfolio	$1,128.5	$1,119.7		$8.8

Tax-Aware Overlay B Portfolio	$1,763.4	$1,806.2	-$	42.8

Tax-Aware Overlay C Portfolio	$505.7	$505.9	-$	0.2

Tax-Aware Overlay N Portfolio	$404.3	$399.4		$4.9

6 Jones v. Harris at 1427.

7 The advisory fees of each Portfolio are based on the percentage of each Portfolio’s net assets, not a combination of any of the Portfolios shown.

148	Sanford C. Bernstein Fund, Inc.

The Adviser agreed to waive that portion of its management fees and/or reimburse the Portfolios for that portion of the Portfolios’ total operating expenses to the degree necessary to limit the Portfolios’ expense ratios to the amounts set forth below.8,9 During the semi-annual period ending March 31, 2015, the Portfolios were operating below their expense caps. Accordingly, the Portfolios’ expense limitation undertakings were of no effect during the semi-annual period ended March 31, 2015.

	SEMI-ANNUAL PERIOD ENDING 03/31/15 TOTAL EXPENSE RATIO[10]
PORTFOLIO		EXP. CAP	GROSS
Overlay A Portfolio	Class 1	1.20%	1.15%
	Class 2	1.00%	0.95%

Tax-Aware Overlay A Portfolio	Class 1	1.20%	1.13%
	Class 2	1.00%	0.93%

Overlay B Portfolio	Class 1	0.90%	0.87%
	Class 2	0.75%	0.72%

Tax-Aware Overlay B Portfolio	Class 1	0.90%	0.84%
	Class 2	0.75%	0.69%

Tax-Aware Overlay C Portfolio	Class 1	0.90%	0.88%
	Class 2	0.75%	0.73%

Tax-Aware Overlay N Portfolio	Class 1	0.90%	0.90%
	Class 2	0.75%	0.75%

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Servicing the Portfolios’ Private Client investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

8 On January 27, 2015, the Adviser notified the Board that the Adviser had determined to extend the Expense Limitation Undertaking for the Portfolios through January 31, 2016.

9 The agreement allows for the Adviser to be reimbursed through January 31, 2016 for management fees that the Adviser waived or reimbursements that the Adviser made for fund expenses exceeding the Portfolios’ expense caps through January 31, 2016.

10 Annualized.

2015 Annual Report	149

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fee charged to institutional accounts that have investment styles similar to the Portfolios.11 However, with respect to the Portfolios, the Adviser represented that there are no institutional products in the Adviser’s Form ADV that have similar investment style as the Portfolios.

The Adviser manages the AB Cap Fund, Inc.—Dynamic All Market Fund (“Dynamic All Market Fund”), a retail mutual fund which has a somewhat similar investment style as Overlay A Portfolio.12 Set forth below is the advisory fee schedule of Dynamic All Market Fund and what would have been the effective advisory fee of the Overlay A Portfolio had the retail mutual fund’s fee schedule been applicable to the Overlay A Portfolio based on the Overlay A Portfolio’s September 30, 2015 net assets:

PORTFOLIO	ABMF FUND	ABMF FEE SCHEDULE	ABMF EFFECTIVE FEE	PORTFOLIO ADVISORY FEE
Overlay A Portfolio	Dynamic All Market Fund	60 bp (flat fee)	0.600%	0.900%

The AB Variable Products Series Fund, Inc. (“AVPS”), which is managed by the Adviser and is available through variable annuity and variable life contracts offered by other financial institutions, offers policy holders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. AVPS—Dynamic Asset Allocation Portfolio has a somewhat similar investment style as the Overlay A Portfolio, and its advisory fee schedule is set forth in the table below.13

PORTFOLIO	AVPS PORTFOLIO	AVPS FEE SCHEDULE	AVPS EFFECTIVE FEE	PORTFOLIO ADVISORY FEE
Overlay A Portfolio	Dynamic Asset Allocation Portfolio	70 bp (flat fee)	0.700%	0.900%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the sub-advisory relationships that have a similar investment style as the Overlay A Portfolio. Also shown are Overlay A Portfolio’s advisory fees, the advisory fee schedules of the sub-advised funds and the effective advisory fees of the sub-advisory relationships based on the Overlay A Portfolio’s September 30, 2015 net assets:

PORTFOLIO	SUB-ADVISED FUND	SUB-ADVISED FUND FEE SCHEDULE	SUB-ADVISED FUND EFFECTIVE FEE (%)	PORTFOLIO ADVISORY FEE (%)
Overlay A Portfolio	Client #1[14]	0.35% on the first $400 million 0.30% on the balance	0.465%	0.900%

	Client #2	0.40% on first $250 million 0.35% on next $250 million 0.325% on next $500 million 0.30% on the balance	0.327%	0.900%

11 The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

12 Dynamic All Market Fund, which is designed as a stand-alone investment, invests in a number of global asset classes, including equity, fixed-income, real assets, credit and currencies through the use of index-based investments. The Adviser utilizes its dynamic asset allocation (“DAA”) principles and toolset in managing Dynamic All Market Fund.

13 AVPS—Dynamic Asset Allocation Portfolio is designed as a balanced fund with a neutral asset allocation of 60% equity and 40% fixed income. The Adviser utilizes its DAA principles and toolset in managing the portfolio’s risk profile and asset allocation.

14 The sub-advisory relationship is with an affiliate of the Adviser.

150	Sanford C. Bernstein Fund, Inc.

PORTFOLIO	SUB-ADVISED FUND	SUB-ADVISED FUND FEE SCHEDULE	SUB-ADVISED FUND EFFECTIVE FEE (%)	PORTFOLIO ADVISORY FEE (%)
	Client #3[15]	0.18% on first $500 million 0.15% on next $1billion 0.13% on the balance	0.154%	0.900%

	Client #4	0.40% on first $100 million 0.35% on next $100 million 0.30% on the balance	0.308%	0.900%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to Overlay A Portfolio by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s length bargaining or negotiations.

While it appears that the sub-advisory relationships are paying a lower fee than the Overlay A Portfolio, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the service provided, risks involved and other competitive factors between the Portfolio and sub-advisory relationships. There could also be various business-related reasons why an investment adviser would be willing to manage a sub-advisory relationship where it is providing only investment related service at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services generally required by a registered investment company in addition to investment related service.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services by other investment advisers.16,17 Broadridge’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the subject Portfolio, to the median of the Portfolio’s Broadridge Expense Group (“EG”)18 and the Portfolio’s contractual management fee ranking.19

Broadridge describes an EG as a representative sample of comparable funds. Broadridge’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, Lipper investment classification/objective, load type, similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

As noted previously, the Portfolios were not designed as stand-alone portfolios, in contrast to their Broadridge peers, which are stand-alone. Accordingly, the peers selected for each Portfolio from the Lipper Flexible Portfolio universe were based primarily on asset size and may be of limited value for comparison purposes.

15 The Adviser provides passive overlay services to the sub-advised account but does not manage the underlying portfolios of the sub-advised account.

16 The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

17 On June 5, 2015, Broadridge acquired the Fiduciary Services and Competitive Intelligence unit, i.e., the group responsible for providing the Portfolios’ 15(c) reports, from Thomson Reuters’ Lipper division. The group that maintains Lipper’s expense and performance databases and investment classifications/objectives remains a part of Thomson Reuters’ Lipper division. Accordingly, the Portfolios’ investment classifications/objectives continue to be determined by Lipper.

18 Broadridge does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

19 The contractual management fee is calculated by Broadridge using the Portfolios’ contractual management fee rate at the hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Broadridge’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Portfolio had the lowest effective fee rate in the Broadridge peer group.

2015 Annual Report	151

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

PORTFOLIO	CONTRACTUAL MANAGEMENT FEE (%)	BROADRIDGE EG MEDIAN (%)	BROADRIDGE EG RANK
Overlay A Portfolio	0.900	0.800	14/17
Tax-Aware Overlay A Portfolio	0.900	0.668	11/13
Overlay B Portfolio	0.650	0.800	5/17
Tax-Aware Overlay B Portfolio	0.650	0.795	5/17
Tax-Aware Overlay C Portfolio	0.650	0.860	5/17
Tax-Aware Overlay N Portfolio	0.650	0.860	5/17

Broadridge also compared the Portfolios’ total expense ratios to the medians of the Portfolios’ EG and Broadridge Expense Universe (“EU”). The EU20 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

PORTFOLIO	EXPENSE RATIO (%)[21]	BROADRIDGE EG MEDIAN (%)	BROADRIDGE EG RANK	BROADRIDGE EU MEDIAN (%)	BROADRIDGE EU RANK
Overlay A Portfolio	1.146	1.172	7/17	1.093	117/221
Tax-Aware Overlay A Portfolio	1.132	1.089	8/13	1.093	116/221
Overlay B Portfolio	0.862	1.174	2/17	1.093	46/221
Tax-Aware Overlay B Portfolio	0.840	1.172	2/17	1.093	40/221
Tax-Aware Overlay C Portfolio	0.880	1.151	3/17	1.093	51/221
Tax-Aware Overlay N Portfolio	0.898	1.074	3/17	1.093	57/221

Based on this analysis, the Portfolios have lower contractual management fees than their respective EG medians with the exception of Tax-Aware Overlay A Portfolio and Overlay A Portfolio, which have higher contractual management fees than their respective EG medians. With the exception of Tax-Aware Overlay A Portfolio, which has a higher total expense ratio than its EG median, the Portfolios have lower total expense ratios than their respective EG medians.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

Members of the Adviser’s Controller’s Office provided the Board of Directors information regarding the Adviser’s profitability attributable to the Portfolios. Excluding administrating and servicing fees, with the exception of Overlay A Portfolio and Tax-Aware Overlay A Portfolio, where the Adviser’s profitability increased, the Adviser’s profitability decreased for the Portfolios during the calendar year 2014 relative to 2013. Including administrating and servicing fees, with the exception of Tax-Aware A Portfolio, Overlay A Portfolio, and Overlay B Portfolio, where the Adviser’s 2014 profitability increased, the Adviser’s profitability decreased for the Portfolios during calendar year 2014, relative to 2013.

In addition to the Adviser’s direct profits from managing and providing certain shareholder services to the Portfolios, certain of the Adviser’s affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the

20 Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

21 The total expense ratios are for the Portfolios’ most recently completed fiscal year Class 1 shares.

152	Sanford C. Bernstein Fund, Inc.

Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive.

The Adviser provides the Portfolios with shareholder servicing services. For these services, the Adviser charges Tax-Aware Overlay A Portfolio and Overlay A Portfolio a fee of 0.20% of average daily net assets, and Overlay B Portfolio and the Tax-Aware Overlay B, C and N Portfolios a fee of 0.15% of average daily net assets. Set forth below are the fees paid by the Portfolios under the Shareholder Servicing Agreement during the fiscal year ended September 30, 2014:

PORTFOLIO	SHAREHOLDER SERVING AGREEMENT FEE
Overlay A Portfolio	$2,925,305
Tax-Aware Overlay A Portfolio	$5,735,854
Overlay B Portfolio	$1,321,055
Tax-Aware Overlay B Portfolio	$1,796,642
Tax-Aware Overlay C Portfolio	$468,425
Tax-Aware Overlay N Portfolio	$485,150

During the fiscal year ended September 30, 2014, none of the Portfolios effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB.” Absent extraordinary circumstances, the Portfolios are restricted from conducting trades through SCB.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM have experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the Portfolios through lower fees.

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,22 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

22 Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

2015 Annual Report	153

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

Previously in September 2007, the independent consultant provided the Board of Directors an update of the Deli study on advisory fees and various fund characteristics.23 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.24 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted was explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style.25

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $471 billion as of August 31, 2015, the Adviser has the investment experience to manage the Portfolios and provide non-investment services (described in Section I) to the Portfolios.

The information prepared by Broadridge in the table below shows the Portfolios’ 1, 3, and 5 year gross performance returns as of July 31, 2015 relative to the medians of the Portfolios’ Broadridge Performance Groups (“PG”) and Broadridge Performance Universes (“PU”).26,27 Also shown are the gross performance rankings of the Portfolios. It should be noted that the Portfolios are not designed to be used as stand-alone investments, unlike their peers, and are used only in conjunction with globally diversified Private Client portfolios. Accordingly, Broadridge’s performance comparisons for the Portfolios are shown only for information purposes and do not indicate how successful the Portfolios are in meeting their investment objectives.

		PORTFOLIO RETURN (%)[28]	PG MEDIAN (%)	PU MEDIAN (%)	PG RANK	PU RANK
Overlay A Portfolio
	1 year	6.42	3.19	1.63	6/17	68/409
	3 year	12.34	10.18	8.67	4/17	52/289
	5 year	9.30	9.44	8.48	8/14	74/183
Tax-Aware Overlay A Portfolio
	1 year	7.88	2.59	1.63	4/13	49/409
	3 year	13.59	9.84	8.67	2/13	36/289
	5 year	9.30	9.30	8.48	5/9	74/183
Overlay B Portfolio
	1 year	3.35	3.35	1.63	5/9	137/409
	3 year	5.59	8.54	8.66	8/9	219/289
	5 year	5.67	10.91	8.47	6/6	163/183
Tax-Aware Overlay B Portfolio
	1 year	3.86	3.19	1.63	8/17	131/409
	3 year	5.84	9.15	8.66	15/17	219/289
	5 year	5.66	8.98	8.47	14/14	163/183

23 As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

24 The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

25 There have been substantial changes to the investment management industry since 2007. Accordingly, some of the 2007 comparative results may no longer be reflective of current conditions in the industry.

26 The Portfolios’ PG/PUs are not identical to the Portfolios’ EG/EUs as the criteria for including/excluding a fund in/from a PG/PU are somewhat different from that of an EG/EU.

27 Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

28 The gross performance returns are for the Class 1 shares for the Portfolios.

154	Sanford C. Bernstein Fund, Inc.

		PORTFOLIO RETURN (%)	PG MEDIAN (%)	PU MEDIAN (%)	PG RANK	PU RANK
Tax-Aware Overlay C Portfolio
	1 year	3.87	3.87	1.63	9/17	131/409
	3 year	5.70	10.31	8.66	15/17	219/289
	5 year	5.58	9.70	8.47	14/15	164/183
Tax-Aware Overlay N Portfolio
	1 year	3.87	3.87	1.63	9/17	131/409
	3 year	5.83	10.43	8.66	15/17	219/289
	5 year	5.53	10.26	8.47	9/10	164/183

Set forth below are the 1, 3, and 5 year and since inception net performance returns of the Portfolios (in bold)29 versus their benchmarks.30 As previously indicated, the Portfolios are not designed to be used as stand-alone investments and are used only in conjunction with globally diversified Private Client portfolios. Accordingly, the benchmark performance comparisons for the Portfolios are shown only for information purposes and are not meant to indicate how successful the Portfolios are in meeting their investment objectives.31

	PERIODS ENDING JULY 31, 2015 ANNUALIZED NET PERFORMANCE (%)
	1 YEAR (%)	3 YEAR (%)	5 YEAR (%)	SINCE INCEPTION (%)
Overlay A Portfolio	5.20	11.05	8.04	8.28
Composite Benchmark[32]	5.87	11.94	11.23	11.43
S&P 500 Stock Index	11.21	17.58	16.24	15.74
Inception Date: February 8, 2010

Tax-Aware Overlay A Portfolio	6.67	12.31	8.06	8.11
Composite Benchmark[33]	6.07	12.68	11.42	11.32
S&P 500 Stock Index	11.21	17.58	16.24	15.74
Inception Date: February 8, 2010

Overlay B Portfolio	2.46	4.68	4.76	5.93
Composite Benchmark[34]	4.05	5.50	6.35	6.79
Barclays Capital Global Aggregate Bond Index (Hedged)	3.75	3.14	3.74	4.08
Inception Date: February 8, 2010

Tax-Aware Overlay B Portfolio	2.99	4.95	4.76	5.07
Composite Benchmark[35]	3.64	5.92	6.26	6.41
Barclays Capital 5 Year GO Municipal Bond Index	1.70	1.59	2.57	2.87
Inception Date: February 8, 2010

29 The performance returns shown in the table for the Class 1 shares for the Portfolios were provided by the Adviser.

30 The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2015.

31 Providing a comparison of each individual Portfolio’s performance against a broad-based securities market index is consistent with the SEC requirement that each registered investment company specify such a benchmark.

32 47.6% S&P 500 Stock Index / 17% MSCI EAFE Index / 3.4% MSCI Emerging Markets Index / 12% FTSE EPRA NAREIT Developed Index / 20% Barclays Capital US Aggregate Bond Index

33 56% S&P 500 Stock Index / 20% MSCI EAFE Index / 4% MSCI Emerging Markets Index / 20% Barclays Capital 1-10 YR Municipal Bond Index

34 18.9% S&P 500 Stock Index / 6.75% MSCI EAFE Index / 1.35% MSCI Emerging Markets Index / 3% FTSE EPRA NAREIT DEV / 70% Barclays Capital US Aggregate Bond Index

35 21% S&P 500 Stock Index / 7.5% MSCI EAFE Index / 1.5% MSCI Emerging Markets Index / 70% Barclays Capital 1-10 YR Municipal Bond Index

2015 Annual Report	155

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

	PERIODS ENDING JULY 31, 2015 ANNUALIZED NET PERFORMANCE (%)
	1 YEAR (%)	3 YEAR (%)	5 YEAR (%)	SINCE INCEPTION (%)
Tax-Aware Overlay C Portfolio	2.97	4.78	4.65	4.99
Composite Benchmark[35]	3.64	5.92	6.26	6.41
Barclays Capital 5 Year GO Municipal Bond Index	1.70	1.59	2.57	2.87
Inception Date: February 8, 2010

Tax-Aware Overlay N Portfolio	2.99	4.95	4.76	5.07
Composite Benchmark[36]	3.64	5.92	6.26	6.41
Barclays Capital 5 Year GO Municipal Bond Index	1.70	1.59	2.57	2.87
Inception Date: February 8, 2010
As indicated previously, the Portfolios were not designed as stand-alone portfolios, in contrast to the Portfolios’ Broadridge peers. The Portfolios are used in conjunction with globally diversified Private Client portfolios. The table below shows the 1 year and since inception impact of DAA as of July 31, 2015 on Tax-Aware and Non-Taxable accounts invested in AB Multi-Manager Alternative Fund, Inc. (“MMAF”).37 It should be noted that the diversified benchmark shown below is a blend allocation of indexes, and whose allocations have changed over time.

TAX-AWARE PORTFOLIO (With AB Multi-Manager Alternative Fund, Inc.)	1 YEAR PERIOD ENDING 7/31/15 % RETURN	1 YEAR PERIOD ENDING 7/31/15 % VOLATILITY	INCEPTION- 7/31/2015 % RETURN	INCEPTION- 7/31/2015 % VOLATILITY
30/70 Investor
Fully Diversified—With DAA	3.31	3.13	5.12	4.19
Fully Diversified—Traditional Portfolio	3.55	2.94	5.14	4.37
Impact of DAA	-0.24	0.19	-0.02	-0.18

Fully Diversified—Benchmark[38],[39]	3.44	2.67	6.37	3.98

60/40 Investor
Fully Diversified—With DAA	5.23	6.36	7.13	8.03
Fully Diversified—Traditional Portfolio	5.24	5.99	7.23	8.54
Impact of DAA	-0.01	0.37	-0.10	-0.51

Fully Diversified—Benchmark[40],[41]	4.40	5.45	9.01	7.66

80/20 Investor
Fully Diversified—With DAA	5.66	8.17	8.02	10.65
Fully Diversified—Traditional Portfolio	8.21	7.71	8.21	11.39
Impact of DAA	-2.55	0.46	-0.19	-0.74

Fully Diversified—Benchmark39,41,[42]	10.42	7.03	10.42	10.20

36 21% S&P 500 Stock Index / 7.5% MSCI EAFE Index / 1.5% MSCI Emerging Markets Index / 70% Barclays Capital 1-10 YR Municipal Bond Index

37 Information with respect to DAA’s impact on a Tax-Aware account and a Non-Taxable account was provided by the Adviser.

38 Currently, the blend allocation of the diversified benchmark is the following: 17.86% All Cap Index, 6.58% MSCI EAFE Index, 0.94% MSCI Emerging Markets Index, 55.46% Barclays Capital 1-10 Year Municipal Bond Index, 13.16% Barclays Capital 1-10 Year TIPS Index, 6% HFRI FOF Composite Index.

39 The All Cap Index is comprised of the following: 95% S&P 500 Stock Index / 5% Russell 2500 Index (July 2012-May 2015); 92% S&P 500 Stock Index / 8% Russell 2500 Index (June 2015-present).

40 Currently, the blend allocation of the diversified benchmark is the following: 36.08% All Cap Index, 12.32% MSCI EAFE Index, 2.64% MSCI Emerging Markets Index, 2.64% Custom RAS Benchmark, 31.68% Barclays Capital 1-10 Year Municipal Bond Index, 2.64% Barclays Capital 1-10 Year TIPS Index, 12% HFRI FOF Index.

41 The Custom RAS Benchmark is comprised of the following: 33.3% MSCI ACWI Commodity Producers Index, 33.3% FTSE EPRA/NAREIT Global Real Estate Index, 33.3% Dow Jones-UBS Commodity Index.

42 Currently, the blend allocation of the diversified benchmark is the following: 44.72% All Cap Index, 16.34% MSCI EAFE Index, 3.44% MSCI Emerging Markets Index, 5.16% Custom RAS Benchmark, 16.34% Barclays Capital 1-10 Year Municipal Bond Index, 14% HFRI FOF Index.

156	Sanford C. Bernstein Fund, Inc.

NON-TAXABLE PORTFOLIO (With AB Multi-Manager Alternative Fund, Inc.)	1 YEAR PERIOD ENDING 7/31/15 % RETURN	1 YEAR PERIOD ENDING 7/31/15 % VOLATILITY	INCEPTION- 7/31/2015 % RETURN	INCEPTION- 7/31/2015 % VOLATILITY
30/70 Investor
Fully Diversified—With DAA	3.17	3.43	5.94	4.34
Fully Diversified—Traditional Portfolio	3.52	3.29	6.21	4.76
Impact of DAA	-0.35	0.14	-0.27	-0.42

Fully Diversified—Benchmark39,41,[43]	3.34	3.14	6.64	4.11

60/40 Investor
Fully Diversified—With DAA	4.15	6.34	7.58	7.99
Fully Diversified—Traditional Portfolio	4.11	5.94	7.78	8.87
Impact of DAA	0.04	0.40	-0.20	-0.88

Fully Diversified—Benchmark39,41,[44]	3.56	5.42	9.05	7.93

80/20 Investor
Fully Diversified—With DAA	4.63	7.99	8.39	10.52
Fully Diversified—Traditional Portfolio	4.55	7.60	8.56	11.73
Impact of DAA	0.08	0.39	-0.17	-1.21

Fully Diversified—Benchmark39,41,[45]	10.41	6.93	10.41	10.59

The following table shows the 1 year and since inception impact of DAA as of July 31, 2015 on Tax-Aware and Non-Taxable accounts not invested in MMAF.37

TAX-AWARE PORTFOLIO (Without AB Multi-Manager Alternative Fund, Inc.)	1 YEAR PERIOD ENDING 7/31/15 % RETURN	1 YEAR PERIOD ENDING 7/31/15 % VOLATILITY	INCEPTION- 7/31/2015 % RETURN	INCEPTION- 7/31/2015 % VOLATILITY
30/70 Investor
Fully Diversified—With DAA	3.53	3.51	5.13	4.20
Fully Diversified—Traditional Portfolio	3.67	3.32	5.13	4.38
Impact of DAA	-0.14	0.19	0.00	-0.18

Fully Diversified—Benchmark39,[46]	3.33	3.05	6.36	4.01

60/40 Investor
Fully Diversified—With DAA	5.28	7.15	7.23	8.12
Fully Diversified—Traditional Portfolio	5.29	6.73	7.32	8.62
Impact of DAA	-0.01	0.42	-0.09	-0.50

Fully Diversified—Benchmark39,41,[47]	4.16	6.15	9.21	7.80

43 Currently, the blend allocation of the diversified benchmark is the following: 18.43% All Cap Index, 6.79% MSCI EAFE Index, 0.97% MSCI Emerging Markets Index, 2.9% Custom RAS Index, 29.1% Barclays Capital US Aggregate Bond Index, 29.1% Barclays Capital Global Aggregate Bond Index (hedged), 9.7% Barclays Capital 1-10 Year TIPS Index, 3% HFRI FOF Composite Index.

44 Currently, the blend allocation of the diversified benchmark is the following: 35.1% All Cap Index, 12.6% MSCI EAFE Index, 2.7% MSCI Emerging Markets Index, 5.4% Custom RAS Index, 16.2% Barclays Capital US Aggregate Bond Index, 16.2% Barclays Capital Global Aggregate Bond Index (hedged), 1.8% Barclays Capital 1-10 TIPS Index, 10% HFRI FOF Composite Index.

45 Currently, the blend allocation of the diversified benchmark is the following: 44.72% All Cap Index, 16.34% MSCI EAFE Index, 3.44% MSCI Emerging Markets Index, 6.02% Custom RAS Index, 7.74% Barclays Capital US Aggregate Bond Index, 7.74% Barclays Capital Global Aggregate Bond Index (hedged), 14% HFRI FOF Composite Index.

46 Currently, the blend allocation of the diversified benchmark is the following: 21% All Cap Index, 7% MSCI EAFE Index, 2% MSCI Emerging Markets Index, 56% Barclays Capital 1-10 Year Municipal Bond Index, 14% Barclays Capital 1-10 Year TIPS Index.

47 Currently, the blend allocation of the diversified benchmark is the following: 39% All Cap Index, 14% MSCI EAFE Index, 3% MSCI Emerging Markets Index, 4% Custom RAS Index, 36% Barclays Capital 1-10 Year Municipal Bond Index, 4% Barclays 1-10 Year TIPS Index.

2015 Annual Report	157

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

TAX-AWARE PORTFOLIO (Without AB Multi-Manager Alternative Fund, Inc.)	1 YEAR PERIOD ENDING 7/31/15 % RETURN	1 YEAR PERIOD ENDING 7/31/15 % VOLATILITY	INCEPTION- 7/31/2015 % RETURN	INCEPTION- 7/31/2015 % VOLATILITY
80/20 Investor
Fully Diversified—With DAA	6.46	9.64	8.54	10.89
Fully Diversified—Traditional Portfolio	6.44	9.08	8.70	11.59
Impact of DAA	0.02	0.56	-0.16	-0.70

Fully Diversified—Benchmark39,41,[48]	11.06	8.31	11.06	10.47

NON-TAXABLE PORTFOLIO (Without AB Multi-Manager Alternative Fund, Inc.)	1 YEAR PERIOD ENDING 7/31/15 % RETURN	1 YEAR PERIOD ENDING 7/31/15 % VOLATILITY	INCEPTION- 7/31/2015 % RETURN	INCEPTION- 7/31/2015 % VOLATILITY
30/70 Investor
Fully Diversified—With DAA	3.20	3.55	5.92	4.35
Fully Diversified—Traditional Portfolio	3.56	3.39	6.18	4.77
Impact of DAA	-0.36	0.16	-0.26	-0.42

Fully Diversified—Benchmark39,41,[49]	3.32	3.24	6.63	4.14

60/40 Investor
Fully Diversified—With DAA	4.30	6.91	7.67	8.07
Fully Diversified—Traditional Portfolio	4.46	6.52	7.90	8.94
Impact of DAA	-0.16	0.39	-0.23	-0.87

Fully Diversified—Benchmark39,41,[50]	3.64	5.96	9.25	8.04

80/20 Investor
Fully Diversified—With DAA	4.95	9.40	8.74	10.74
Fully Diversified—Traditional Portfolio	4.89	8.83	8.90	11.90
Impact of DAA	0.06	0.57	-0.16	-1.16

Fully Diversified—Benchmark39,41,[51]	10.89	8.08	10.89	10.83

CONCLUSION:

The Senior Officer noted the Portfolios’ net assets have increased since 2011. At the same time, the Adviser’s profitability for the equity-oriented Overlay Portfolios (Overlay A Portfolio and Tax-Aware Overlay A Portfolio) has been relatively stable since 2011, while the Adviser’s profitability for the fixed income-oriented Overlay Portfolios (Overlay B Portfolio, Tax-Aware Overlay B Portfolio, Tax-Aware Overlay C Portfolio, and Tax-Aware Overlay N Portfolio) has increased since 2011. For those Overlay Portfolios that will invest in the Legacy Portfolios and the new Bernstein Portfolios, since the Adviser will waive the Overlay Portfolios’ proportionate share of the underlying advisory fees of the underlying Portfolios, and will reimburse the Overlay Portfolios for their share of the underlying Portfolios’ other expenses, there may be a reduction in the Adviser’s profitability with respect to the Overlay Portfolios. The Directors may want to consider discussing with the Adviser the addition of breakpoints to the Portfolios’ advisory fee schedule or whether the Adviser can demonstrate that it is sharing economies of scale through other means such as enhancement of investment tools and processes used in managing the Portfolios. This conclusion with respect to each Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 16, 2015

48 Currently, the blend allocation of the diversified benchmark is the following: 52% All Cap Index, 18% MSCI EAFE Index, 4% MSCI Emerging Markets Index, 6% Custom RAS Index, 20% Barclays Capital 1-10 Year Municipal Bond Index.

49 Currently, the blend allocation of the diversified benchmark is the following: 19% All cap Index, 7% MSCI EAFE Index, 1% MSCI Emerging Markets Index, 3% Custom RAS Index, 30% Barclays Capital US Aggregate Bond Index, 30% Barclays Global Aggregate

50 Currently, the blend allocation of the diversified benchmark is the following: 38% All Cap Index, 14% MSCI EAFE Index, 3% MSCI Emerging Markets Index, 5% Custom RAS Index, 18% Barclays Capital US Aggregate Bond Index, 19% Barclays Capital Global Aggregate Bond Index (hedged), 3% Barclays Capital 1-10 Year TIPS Index.

51 Currently, the blend allocation of the diversified benchmark is the following: 51% All Cap Index, 18% MSCI EAFE Index, 4% MSCI Emerging Markets Index, 7% Custom RAS Index, 10% Barclays Capital US Aggregate Bond Index, 10% Barclays Global Aggregate Bond Index (hedged).

158	Sanford C. Bernstein Fund, Inc.

SANFORD C. BERNSTEIN & CO., LLC

A subsidiary of AllianceBernstein L.P.

Distributor

SANFORD C. BERNSTEIN FUND, INC.

1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105

(212) 756-4097

SCBII–1947–0915

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Donald K. Peterson, Thomas B. Stiles and Rosalie J. Wolf qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Pricewaterhouse Coopers LLP , for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit - Related Fees	Tax Fees*
U.S. Govt Short Duration Portfolio	2014	$1,364	$42	$1,416
	2015	$781	$—	$3,695
Short Duration Plus Portfolio	2014	$17,925	$311	$4,857
	2015	$14,887	$—	$6,631
Intermediate Duration Portfolio	2014	$104,574	$3,121	$36,027
	2015	$66,893	$—	$43,274
Short Duration NY Muni Portfolio	2014	$2,786	$85	1,532
	2015	$1,585	$—	4,210
Short Duration CA Muni Portfolio	2014	$1,694	$55	$1,184
	2015	$708	$—	$3,752
Short Duration Diversified Muni Portfolio	2014	$7,213	$216	$3,513
	2015	$4,467	$—	$5,763
New York Muni Portfolio	2014	$42,233	$1,058	$12,488
	2015	$32,247	$—	$17,189
California Muni Portfolio	2014	$30,621	$713	$8,610
	2015	$24,349	$—	$12,868
Diversified Muni Portfolio	2014	$120,871	$3,358	$37,937
	2015	$87,607	$—	$48,313
Tax-Managed International Portfolio	2014	$109,473	$3,019	$58,385
	2015	$73,644	$—	$59,811
International Portfolio	2014	$49,620	$1,260	$38,599
	2015	$35,032	$—	$38,522
Emerging Markets Portfolio	2014	$32,626	$937	$15,785
	2015	$22,556	$—	$23,330
Overlay A	2014	$70,932	$1,925	$31,422
	2015	$49,356	$—	$74,402
Tax-Aware Overlay A	2014	$58,034	$1,575	$31,422
	2015	$40,383	$—	$76,866
Overlay B	2014	$70,932	$1,925	$28,737
	2015	$49,356	$—	$48,098
Tax-Aware Overlay B	2014	$58,034	$1,575	$25,528
	2015	$40,383	$—	$48,776
Tax-Aware Overlay C	2014	$58,034	$1,575	$25,528
	2015	$40,383	$—	$48,776
Tax-Aware Overlay N	2014	$58,034	$1,575	$25,528
	2015	$40,383	$—	$48,776

*	Paid to Ernst & Young LLP.

(d)	Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a)–(c) are for services pre-approved by the Fund’s Audit Committee.

(f)	Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

			Pre-approved by the
		All Fees for	Audit Committee
		Non-Audit Services	(Portion Comprised of
		Provided to the	Audit Related Fees)
		Portfolio, the Adviser	(Portion Comprised of
		and Service Affiliates	Tax Fees)
U.S. Govt Short Duration	2014	$7,710,444	$1,458
			$(42)
			$(1,416)
	2015	$7,872,299	$3,695
			$—
			$(3,695)
Short Duration Plus Portfolio	2014	$7,714,155	$5,168
			$(311)
			$(4,857)
	2015	$7,875,234	$6,631
			$—
			$(6,631)
Intermediate Duration Portfolio	2014	$7,748,135	$39,148
			$(3,121)
			$(36,027)
	2015	$7,911,877	$43,274
			$—
			$(43,274)
Short Duration NY Portfolio	2014	$7,710,604	$1,617
			(85)
			(1,532)
	2015	$7,872,813	$4,210
			—
			(4,210)
Short Duration CA Portfolio	2014	$7,710,226	$1,239
			$(55)
			$(1,184)
	2015	$7,872,355	$3,752
			$—
			$(3,752)
Short Duration Diversified Muni Portfolio	2014	$7,712,716	$3,729
			$(216)
			$(3,513)
	2015	$7,874,366	$5,763
			$—
			$(5,763)
New York Muni Portfolio	2014	$7,722,533	$13,546
			(1,058)
			(12,488)
	2015	$7,885,792	$17,189
			—
			(17,189)
California Muni Portfolio	2014	$7,718,310	$9,323
			$(713)
			$(8,610)
	2015	$7,881,472	$12,868
			$—
			$(12,868)
Diversified Muni Portfolio	2014	$7,750,281	$41,295
			$(3,358)
			$(37,937)
	2015	$7,916,917	$48,313
			$—
			$(48,313)
Tax-Managed International Portfolio	2014	$7,770,391	$61,404
			$(3,019)
			$(58,385)
	2015	$7,928,414	$59,811
			$—
			$(59,811)
International Portfolio	2014	$7,748,845	$39,859
			$(1,260)
			$(38,599)
	2015	$7,907,125	$38,522
			$—
			$(38,522)
Emerging Markets Portfolio	2014	$7,725,709	$16,722
			$(937)
			$(15,785)
	2015	$7,891,933	$23,330
			$—
			$(23,330)
Overlay A	2014	$7,742,334	$33,347
			$(1,925)
			$(31,422)
	2015	$7,943,005	$74,402
			$—
			$(74,402)
Tax-Aware Overlay A	2014	$7,741,984	$32,997
			$(1,575)
			$(31,422)
	2015	$7,945,469	$76,866
			$—
			$(76,866)
Overlay B	2014	$7,739,649	$30,662
			$(1,925)
			$(28,737)
	2015	$7,916,701	$48,098
			$—
			$(48,098)
Tax-Aware Overlay B	2014	$7,736,090	$27,103
			$(1,575)
			$(25,528)
	2015	$7,917,379	$48,776
			$—
			$(48,776)
Tax-Aware Overlay C	2014	$7,736,090	$27,103
			$(1,575)
			$(25,528)
	2015	$7,917,379	$48,776
			$—
			$(48,776)
Tax-Aware Overlay N	2014	$7,736,090	$27,103
			$(1,575)
			$(25,528)
	2015	$7,917,379	$48,776
			$—
			$(48,776)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule

30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Sanford C. Bernstein Fund, Inc.

By:	/s/ Seth J. Masters
Seth J. Masters
President

Date:	November 20, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Seth J. Masters
Seth J. Masters
President

Date:	November 20, 2015

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	November 20, 2015